SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION


           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1)


Filed by the Registrant |X|

Filed by a Party Other than the Registrant |_|

Check the appropriate box:

|X| Preliminary Proxy Statement     |_| Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
|_| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material under Rule 14a-12

                        Franklin Street Properties Corp.
        (formerly known as Franklin Street Partners Limited Partnership)
                (Name of Registrant as Specified In Its Charter)


              ----------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

|_|   No fee required.


|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


            (i) Title of each class of securities to which transaction applies:



            (ii)  Aggregate number of securities to which transaction applies:



            (iii) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            (iv)  Proposed maximum aggregate value of transaction:



            (v)   Total fee paid:




|*|   Fee paid previously with preliminary materials.


             *
----------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

----------------------------------------------------

(2)   Form, Schedule or Registration Statement No.:

----------------------------------------------------

(3)   Filing Party:

----------------------------------------------------

(4)   Date Filed:

----------------------------------------------------


* Franklin Street Properties Corp. previously paid the Commission a fee of $73,750 upon the filing of its preliminary proxy statement on January 15, 2003.

                        FRANKLIN STREET PROPERTIES CORP.

                         401 Edgewater Place, Suite 200
                         Wakefield, Massachusetts 01880
                                 (781) 557-1300

                 A Merger Proposal - Your Vote Is Very Important

Dear Stockholders of Franklin Street Properties Corp.:

      The board of directors of Franklin Street Properties Corp. ("FSP Corp.") has approved and adopted an agreement and plan of merger (the "Merger Agreement") with 13 real estate investment trusts (the "Target REITs"), providing for FSP Corp. to acquire the Target REITs by merger (the "Mergers").


      We will hold a special meeting of stockholders at 401 Edgewater Place, Suite 200, Wakefield, Massachusetts, the corporate offices of FSP Corp., on Thursday, April [24], 2003 at [9:00 a.m.], local time, at which we will ask you to approve the Merger Agreement. You may vote either by attending the meeting or by signing and returning the enclosed proxy card. This proxy statement and accompanying proxy card are being mailed on or about ________________, 2003 to all stockholders of FSP Corp. entitled to notice of and to vote at the special meeting. If the Merger Agreement is approved:


      o     The Target REITs will merge with and into FSP Corp., and

      o FSP Corp. will issue an aggregate of approximately 25,000,091 shares of common stock, $0.0001 par value per share (the "FSP Common Stock"), to the holders of preferred stock ("Target Stock") of the Target REITs (the "Target REIT Stockholders").

      The following questions and answers are intended to help clarify the key issues involved in the transactions contemplated by the Merger Agreement and the Mergers. For your convenience, we have included page references parenthetically to direct you to a more complete description of the topics found in the enclosed Proxy Statement.

      Q:    Is the business of FSP Corp. changing?


      A: No. The business of FSP Corp. immediately before the Mergers will be the same as the business of FSP Corp. immediately after the Mergers. FSP Corp.'s assets, however, are increasing. FSP Corp. will acquire the real properties owned by the Target REITs. (See pages 80 to 84 of the enclosed Proxy Statement for additional information.)


      Q:    Will my proportional interest in FSP Corp. change?

      A: Yes. You will incur substantial dilution to your voting power and percentage ownership in FSP Corp. due to the number of shares of FSP Common Stock being issued to the Target REIT Stockholders. The Target REIT Stockholders will own approximately 50% of the voting power and percentage ownership in FSP Corp. following the consummation of the Mergers. Of course, the Mergers will also substantially increase the assets owned by FSP Corp. (See page 20 of the enclosed Proxy Statement for additional information.)


      Q: Will the directors and officers of FSP Corp. or their affiliates receive any fees, commissions or other compensation in connection with the Merger Agreement or the Mergers?


      A: No. (See page 52 of the enclosed Proxy Statement for additional information.)


      Q:    How do I know if the price paid for the Target Stock is fair to me?


      A: You should carefully read the information you have received in the enclosed Proxy Statement and make your own determination. Your Board of Directors believes the Mergers are fair to you and recommends you vote in favor of them. The members of your Board of Directors have a number of significant conflicts of interest regarding the Mergers; however, they believe that they have not been affected by these conflicts and that they have properly exercised their fiduciary duty in recommending approval of the Mergers. The FSP Board did not establish a committee of independent representatives to evaluate and approve the Mergers on behalf of FSP Corp. Under Maryland law, the FSP Board cannot delegate to a third party its fiduciary duties relating to the determination to approve or not approve the Mergers. Because all of the members of the FSP Board have significant conflicts of interest, as described above, and none can, therefore, be considered "independent", the FSP Board determined it could not establish a committee of independent representatives to evaluate and approve the Mergers on behalf of FSP Corp. (See pages 48 to 52 of the enclosed Proxy Statement for additional information.)


      Q:    Will the investment objectives and policies of FSP Corp. change?


      A: No. (See pages 81 to 83 of the enclosed Proxy Statement for additional information.)


      Q:    Why does FSP Corp. propose to merge with the Target REITs?

      A: FSP Corp. believes that the Mergers will provide several benefits to FSP Corp. and the FSP Stockholders, including:

            o FSP Corp.'s real estate portfolio following the Mergers will be substantially larger and more diverse both geographically and by tenant business, reducing the dependence of an investment in FSP Corp. on the performance of a smaller group of assets.

            o FSP Corp.'s business will generate a greater percentage of its revenues from rentals from real properties and a lesser percentage from real estate investment banking/brokerage activities, constituting a more stable income stream than that currently received by FSP Corp.

            o FSP Corp.'s larger portfolio of real estate may produce economies of scale, increase its purchasing power relating to goods and services and reduce the percentage that expenses constitute of gross revenue.

            o FSP Corp.'s increased asset base should give FSP Corp. the flexibility to increase its $50,000,000 line of credit, enabling FSP Corp. to finance the acquisition of real property for itself or to provide larger loans to Sponsored Entities to finance their acquisition of real property.

            o FSP Corp.'s larger portfolio of real properties and larger equity capitalization should increase the likelihood that FSP Corp. may eventually be able to provide liquidity for its equity investors through the public markets.


      (See pages 18 to 19 of the enclosed Proxy Statement for additional information.)


      Q:    Will I receive any consideration in the Mergers?


      A: No. However, if you are a Target REIT Stockholder as well as an FSP Stockholder, you will receive FSP Common Stock (in addition to the shares you currently own) for your Target Stock. (See pages 43 to 44 of the enclosed Proxy Statement for additional information.)


      Q: How will FSP Corp. issue shares of FSP Common Stock to the Target REIT Stockholders?


      A: FSP Corp. will issue shares to the Target REIT Stockholders in private placements under an exemption from registration under the Securities Act pursuant to Section 4(2) and Rule 506 of Regulation
            D. (See page 27 of the enclosed Proxy Statement for additional information.)

      Q:    When do you expect to complete the Mergers?

      A: We expect to complete the Mergers on or about May 1, 2003. (See page 33 of the enclosed Proxy Statement for additional information.)


      Q:    Who must approve the Mergers?


      A: In addition to the approvals of the board of directors of FSP Corp. and the boards of directors of the Target REITs, which have already been obtained, the FSP Stockholders and Target REIT Stockholders must approve the Mergers. If one or more Target REITs does not obtain the vote required for the consummation of the Merger with such Target REIT, FSP Corp. will not proceed with the Mergers of any other Target REIT. The affirmative vote of a majority of the common stock in each Target REIT is also required to effectuate the applicable Merger. FSP Corp. is the sole stockholder of the common stock of each Target REIT, and will vote those shares in favor of the respective Mergers. (See page 31 of the enclosed Proxy Statement for additional information.)


      Q:    What do I need to do now?

      A: FSP Corp. urges you to carefully read the enclosed Proxy Statement, including its appendices, and to consider how the Mergers will affect you as an FSP Stockholder.

      Q:    How do I vote?

      A: You may indicate how you want to vote on your proxy card. You may also attend the stockholder meeting and vote in person instead of submitting a proxy. If you fail either to return your proxy card or to vote in person at the stockholder meeting, or if you mark your proxy "abstain," the effect will be a vote against the Mergers. If you return your proxy card but fail to indicate your vote on your proxy, your proxy will be counted as a vote for the Mergers. (See pages 1 to 2 of the enclosed Proxy Statement for additional information.)

      Q:    May I change my vote after I have mailed in my signed proxy card?

      A: You may change your vote at any time before the vote takes place at the stockholder meeting by either submitting a later dated proxy card or sending a written notice stating that you would like to revoke your proxy. In addition, you may attend the stockholder meeting and vote in person. However, if you elect to vote in person at the stockholder meeting and your shares are held by a bank or other nominee, you must bring to the stockholder meeting a legal proxy from the bank or other nominee authorizing you to vote the shares. (See pages 1 to 2 of the enclosed Proxy Statement for additional information.)

      Q:    Where and when is the special meeting?


      A: The special meeting of FSP Stockholders will be held at 401 Edgewater Place, Suite 200, Wakefield, Massachusetts, the corporate offices of FSP Corp., at [9:00 a.m.], local time, on Thursday, April [24], 2003. (See page 1 of the enclosed Proxy Statement for additional information.)


      Q:    Whom may I contact with any additional questions?

      A: You may call your investment executive at FSP Investments at (800) 950-6288.

      After careful consideration, including the consideration of significant conflicts of interest in connection with the Mergers, the FSP Corp. board of directors unanimously approved and adopted the Merger Agreement and concluded that the Merger Agreement is in the best interests of FSP Corp. and its stockholders. The FSP Corp. board of directors unanimously recommends that you vote "FOR" approval of the Merger Agreement.


      Please carefully consider all of the information in this proxy statement regarding FSP Corp., the Target REITs and the Mergers, including in particular the discussion in the section called "Risk Factors" starting on page 16.


                                                  Very truly yours,


                                                  George J. Carter
                                                  President and Chief Executive
                                                  Officer

                        FRANKLIN STREET PROPERTIES CORP.

                         401 Edgewater Place, Suite 200
                         Wakefield, Massachusetts 01880
                                 (781) 557-1300


              Notice of Special Meeting of Stockholders to be Held
                          on Thursday, April [24], 2003

      NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Franklin Street Properties Corp. ("FSP Corp.") will be held at 401 Edgewater Place, Suite 200, Wakefield, Massachusetts, the corporate offices of FSP Corp., on Thursday, April [24], 2003 at [9:00 a.m.], local time, to consider and act upon the following matters:


      (1) To approve the Agreement and Plan of Merger, dated as of January 14, 2003, by and among FSP Corp. and 13 real estate investment trusts ("Target REITs"), providing for (i) the acquisition by merger of each of the Target REITs and (ii) the issuance of an aggregate of approximately 25,000,091 shares of FSP Corp. Common Stock as consideration in connection with the mergers.

      (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors of FSP Corp. currently has no knowledge of any other business to be transacted at the meeting.

      Stockholders of record at the close of business on ___________, _________ __, 2003 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

                                By Order of the Board of Directors of FSP Corp.,


                                Barbara J. Corinha, Secretary

Wakefield, Massachusetts
________ __, 2003

      All stockholders are cordially invited to attend the meeting. To ensure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy card in the accompanying envelope, whether or not you expect to attend the meeting. No postage is required if the proxy is mailed in the United States. Any stockholder attending the meeting may vote in person even if the stockholder has returned a proxy.

                             YOUR VOTE IS IMPORTANT

               TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE
                            ENCLOSED RETURN ENVELOPE.

                        FRANKLIN STREET PROPERTIES CORP.
                         401 Edgewater Place, Suite 200
                         Wakefield, Massachusetts 01880

                                 PROXY STATEMENT


      For the Special Meeting of Stockholders on Thursday, April [24], 2003


      This Proxy Statement and Notice of Special Meeting are furnished in connection with the solicitation of proxies by the Board of Directors (the "FSP Board") of Franklin Street Properties Corp. ("FSP Corp.") for use at the Special Meeting of Stockholders of FSP Corp. (the "Meeting"), in connection with the solicitation of votes to approve that certain Agreement and Plan of Merger, dated January 14, 2003 (the "Merger Agreement"). The Merger Agreement provides for the acquisition by FSP Corp. by merger (the "Mergers") of 13 real estate investment trusts (each, a "Target REIT" and, collectively, the "Target REITs"). The Target REITs are FSP Forest Park IV Corp. ("Forest Park"), FSP Gael Apartments Corp. ("The Gael"), FSP Goldentop Technology Center Corp. ("Goldentop"), FSP Centennial Technology Center Corp. ("Centennial"), FSP Meadow Point Corp. ("Meadow Point"), FSP Timberlake Corp. ("Timberlake"), FSP Federal Way Corp. ("Federal Way"), FSP Fair Lakes Corp. ("Fair Lakes"), FSP Northwest Point Corp. ("Northwest Point"), FSP Timberlake East Corp. ("Timberlake East"), FSP Merrywood Apartments Corp. ("Merrywood"), FSP Plaza Ridge I Corp. ("Plaza Ridge I") and FSP Park Ten Corp. ("Park Ten"), each a Delaware corporation. The Merger Agreement also provides for the issuance of FSP Corp.'s shares of common stock, $0.0001 par value per share (the "FSP Common Stock"), to the holders of preferred stock ("Target Stock") of the Target REITs (the "Target REIT Stockholders") as merger consideration.

      The boards of directors of the Target REITs are referred to collectively as the "Target Boards". FSP Corp., its subsidiaries and the Target REITs, after giving effect to the consummation of the Mergers, are referred to as the "Combined Company".


      The Merger Agreement provides that upon consummation of the Mergers, each share of Target Stock in the Target REITs will be converted into that number of shares of FSP Common Stock set forth below opposite the name of the applicable Target REIT. FSP Corp. will issue the shares of FSP Common Stock to the Target REIT Stockholders in private placements, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 of Regulation D promulgated thereunder. FSP Corp. expects to issue fractional shares of FSP Common Stock as Merger Consideration.

                                        Shares of FSP       Total Shares of FSP
                                         Common Stock          Common Stock
                  Total Number of     Issuable in Exchange   Issuable to Target
                  Shares of Target     for Each Share of           REIT
Target REIT       Stock Outstanding       Target Stock          Stockholders
-----------       -----------------       ------------          ------------

Forest Park             78                  7,299.59              569,368.02

The Gael                212.50              6,975.59            1,482,312.88

Goldentop               231.50              7,302.58            1,690,547.27

Centennial              158                 6,905.56            1,091,078.48

Meadow Point            257.50              6,983.25            1,798,186.88

Timberlake              515                 6,787.12            3,495,366.80

Federal Way             200                 6,779.66            1,355,932.00

Fair Lakes              480                 6,805.36            3,266,572.80

Northwest Point         372.50              6,779.66            2,525,423.35

Timberlake East         250                 6,830.85            1,707,712.50

Merrywood               206                 6,854.51            1,412,029.06

Plaza Ridge I           400                 6,822.03            2,728,812.00

Park Ten                275                 6,824.54            1,876,748.50
                                                               -------------

         Total                                                 25,000,090.54




      Consummation of the Mergers is subject to a number of conditions and will not occur unless, among other things, holders of a majority of the shares of Target Stock of each Target REIT vote to approve the Mergers.

      The stockholders of FSP Corp. (the "FSP Stockholders") are being asked to approve the Merger Agreement, providing for the Mergers and the issuance of FSP Common Stock, as described in this Proxy Statement. The directors of FSP Corp., who have significant conflicts of interest in connection with the Mergers, strongly recommend that you vote "FOR" the Merger Agreement set forth as Appendix A hereto.

                                TABLE OF CONTENTS

                                                                            PAGE


THE SPECIAL MEETING............................................................1
   General Information.........................................................1
   Solicitation of Proxies.....................................................1
   Voting Rights, Quorum Requirement and Votes Required........................1
   Revocability of Proxy and Voting of Shares..................................1
AVAILABLE INFORMATION..........................................................2
FORWARD-LOOKING STATEMENTS.....................................................2
SUMMARY........................................................................3
   FSP Corp....................................................................3
   The Target REITs............................................................4
   Votes Required..............................................................5
   Recommendation to FSP Stockholders..........................................6
   The Mergers.................................................................6
   Conditions Precedent to the Mergers.........................................8
   Expected Benefits from the Mergers..........................................9
   Fairness of the Mergers....................................................10
   Third Party Reports........................................................11
   Conflicts of Interest......................................................13
   Dissenters' Rights of FSP Stockholders.....................................14
   Material United States Federal Income Tax Considerations...................14
   Accounting Treatment.......................................................14
   Dividends in Respect of First Quarter 2003.................................14
   Expenses of the Mergers....................................................15
RISK FACTORS..................................................................16
   Risks Relating to the Mergers..............................................16
   General Risks..............................................................21
THE MERGERS...................................................................27
   Overview...................................................................27
   The Parties................................................................27
   Effect of the Mergers on Certain FSP Stockholders..........................29
   Votes Required.............................................................31
   Board Approvals............................................................31
   Accounting Treatment.......................................................31
   Interests of Certain Persons in the Mergers................................32
   Material United States Federal Income Tax Considerations...................33
   Timing and Effectiveness of the Mergers....................................33
   Comparison of Ownership Rights.............................................33
   Market Information.........................................................33
   Independent Accountants....................................................35
   Expenses of the Mergers....................................................35

BACKGROUND AND REASONS FOR THE MERGERS........................................35
   History of FSP Corp. and the Target REITs..................................35
   Background of the Mergers..................................................38
   Reasons for the Mergers....................................................40
   Consequences if Mergers not Completed......................................42
THE MERGER AGREEMENT..........................................................43
   The Mergers................................................................43
   Representations and Warranties.............................................45
   Covenants..................................................................45
   Conduct of Business Pending the Effective Date.............................45
   Conditions Precedent to the Mergers........................................46
   Termination................................................................47
   Effect of Termination......................................................47
FAIRNESS OF THE MERGERS.......................................................48
   Conclusions of the FSP Board...............................................48
   Determination of Merger Consideration......................................48
   Fairness of the Merger Consideration.......................................50
ADVICE OF FINANCIAL ADVISORS AND APPRAISALS...................................53
   Advice of A.G. Edwards.....................................................53
   Appraisals of the Target REITs' Properties.................................55
   Conclusions as to Value....................................................58
CONFLICTS OF INTEREST.........................................................60
   Common Composition of Directors and Officers...............................60
   Ownership of FSP Stock.....................................................61
   Consequences of Merger with Fair Lakes.....................................61
SELECTED FINANCIAL INFORMATION OF FSP CORP....................................62
SELECTED PRO FORMA CONSOLIDATED FINANCIAL DATA................................63
NOTES TO CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS..........................66
   Organization and Operations................................................66
   Basis of Presentation......................................................66
ASSUMPTIONS...................................................................66
COMPARATIVE PER share DATA....................................................69
DESCRIPTION OF FSP CORP.......................................................80
   Business...................................................................80
   Investment Objectives......................................................81
   Policies...................................................................83
   Competition................................................................83
   Employees..................................................................83
   Legal Proceedings..........................................................84
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS....................................................................85
   Overview...................................................................85
   Critical Accounting Policies...............................................87
   Recent Accounting Standards................................................89
   Financing and Other Commitments............................................91
   Investments in Non-consolidated Entities...................................91

   Results of Operations......................................................92
   Trends and Uncertainties...................................................99
   Liquidity and Capital Resources as of December 31, 2002...................101
   Liquidity and Capital Resources as of December 31, 2001...................101
   Liquidity and Capital Resources as of December 31, 2000...................102
   Sources and Uses of Funds.................................................103
   Related Party Transactions................................................104
DESCRIPTION OF FSP CORP. CAPITAL STOCK.......................................105
   General...................................................................105
   FSP Common Stock..........................................................105
   Preferred Stock...........................................................105
   Ownership Limits..........................................................106
   Unregistered Shares.......................................................107
   Redemption................................................................107
   Classification of the FSP Board...........................................108
QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK...................109
CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL
DISCLOSURE...................................................................110
BENEFICIAL OWNERSHIP OF VOTING STOCK.........................................111
EXECUTIVE COMPENSATION.......................................................113
   Certain Relationships and Related Transactions............................115
   Employment Agreements.....................................................117
   Compensation of Directors.................................................117
DIRECTORS AND EXECUTIVE OFFICERS.............................................118
NO DISSENTERS' APPRAISAL RIGHTS..............................................120
BUSINESS AND PROPERTIES OF THE TARGET REITs..................................121
SELECTED FINANCIAL INFORMATION FOR TARGET REITS..............................132
DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF
   TARGET REITS..............................................................140
   Results of Operations (of the Target REITs on a combined basis)...........140
   Trends and Uncertainties (for the Target REITs on a combined basis).......146
   Liquidity and Capital Resources as of December 31, 2002
   (for the Target REITs on a combined basis)................................146
   Liquidity and Capital Resources as of December 31, 2001
   (for the Target REITs on a combined basis)................................147
   Liquidity and Capital Resources as of December 31, 2000
   (for the Target REITs on a combined basis)................................148
   Sources and Uses of Funds (for the Target REITs on a combined basis)......149
MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS.....................150
LEGAL MATTERS................................................................166
STOCKHOLDER PROPOSALS........................................................166


FINANCIAL STATEMENTS


FSP Corp.        Years ended December 31, 2002, 2001 and 2000............  F-2

Forest Park      Year ended December 31, 2002............................  F-30
                 Year ended December 31, 2001............................  F-46
                 Year ended December 31, 2000............................  F-55
                 Period from date of inception to December 31, 1999......  F-65

The Gael         Year ended December 31, 2002............................  F-76
                 Year ended December 31, 2001............................  F-90
                 Period from date of inception to December 31, 2000......  F-99

Goldentop        Year ended December 31, 2002............................  F-109
                 Year ended December 31, 2001............................  F-125
                 Period from date of inception to December 31, 2000......  F-134

Centennial       Year ended December 31, 2002............................  F-144
                 Year ended December 31, 2001............................  F-160
                 Period from date of inception to December 31, 2000......  F-169

Meadow Point     Year ended December 31, 2002............................  F-179
                 Period from date of inception to December 31, 2001......  F-195

Timberlake       Year ended December 31, 2002............................  F-204
                 Period from date of inception to December 31, 2001......  F-221

Federal Way      Year ended December 31, 2002............................  F-230
                 Period from date of inception to December 31, 2001......  F-247

Fair Lakes       Year ended December 31, 2002............................  F-256
                 Period from date of inception to December 31, 2001......  F-273

Northwest Point  Year ended December 31, 2002............................  F-282
                 Period from date of inception to December 31, 2001......  F-299

Timberlake East  Period from date of inception to December 31, 2002......  F-309

Merrywood        Period from date of inception to December 31, 2002......  F-328

Plaza Ridge I    Period from date of inception to December 31, 2002......  F-344

Park Ten         Period from date of inception to December 31, 2002......  F-363


APPENDICES

Appendix A       Merger Agreement
Appendix B       Glossary of Terms
Appendix C       A.G. Edwards Report
Appendix D       Valuation Overview

                               THE SPECIAL MEETING

General Information


      This Proxy Statement and Notice of Special Meeting of Stockholders are furnished in connection with the solicitation of proxies by the FSP Board for use at the Meeting to be held at 401 Edgewater Place, Suite 200, Wakefield, Massachusetts, the corporate offices of FSP Corp., on Thursday, April [24], 2003 at [9:00 a.m.], local time, or at any adjournments of the Meeting, for the purposes set forth in this Proxy Statement and the foregoing Notice of Special Meeting of FSP Stockholders. This Proxy Statement and accompanying proxy card are being mailed on or about _____ ___, 2003 to all FSP Stockholders entitled to notice of and to vote at the Meeting. The principal executive offices of FSP Corp. are located at 401 Edgewater Place, Suite 200, Wakefield, Massachusetts 01880, and FSP Corp.'s telephone number is (781) 557-1300.


Solicitation of Proxies

      All costs of solicitation of proxies will be borne by FSP Corp. In addition to solicitations by mail, FSP Corp.'s directors, officers and employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews, and FSP Corp. reserves the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, FSP Corp. will reimburse them for their out-of-pocket expenses in this regard.

Voting Rights, Quorum Requirement and Votes Required


      At the close of business on ____ __, 2003, the record date for the determination of stockholders entitled to notice of and to vote at the Meeting, there were outstanding and entitled to vote an aggregate of 24,630,247 shares of FSP Common Stock, constituting all of the outstanding voting stock of FSP Corp. Holders of FSP Common Stock are entitled to one vote per share. Under FSP Corp.'s charter and by-laws, the presence, in person or by proxy, of the holders of a majority of the shares of FSP Common Stock entitled to cast votes at a meeting is necessary to constitute a quorum at the Meeting. Votes withheld, abstentions and broker non-votes (where a broker or nominee does not exercise discretionary authority to vote on a matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions and broker non-votes are not counted, however, for purposes of tabulating the votes cast. The affirmative vote of the holders of a majority of the shares of FSP Common Stock issued, outstanding, and entitled to vote at the Meeting is required to approve the matter scheduled to be voted on at the Meeting. If you fail either to return your proxy card or to vote in person at the shareholder meeting, or if you mark your proxy "abstain," the effect will be a vote against the Mergers.


Revocability of Proxy and Voting of Shares

      Any FSP Stockholder giving a proxy has the power to revoke it at any time before it is exercised. It may be revoked by filing with the Secretary of FSP Corp., at the principal executive offices of FSP Corp., 401 Edgewater Place, Suite 200, Wakefield, Massachusetts

01880, an instrument of revocation or a duly executed proxy bearing a later date. It may also be revoked by attendance at the Meeting and an election given to the Secretary of FSP Corp. to vote in person. If not revoked, the proxy will be voted at the Meeting in accordance with the FSP Stockholder's instructions indicated on the proxy card. If the proxy card is returned but no instructions are indicated, the proxy will be voted FOR the approval of the Merger Agreement scheduled to be voted on at the Meeting and in accordance with the judgment of the proxies as to any other matter that may be properly brought before the Meeting or any adjournments thereof.

                              AVAILABLE INFORMATION

      FSP Corp. is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the "Commission"). The reports and other information so filed by FSP Corp. can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can be obtained by mail from the Public Reference Section of the Commission at 450 West Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Such reports and other information may also be obtained from the web site that the Commission maintains at http://www.sec.gov.

      Reports and other information concerning FSP Corp. may also be obtained electronically through a variety of databases, including, among others, the Commission's Electronic Data Gathering and Retrieval ("EDGAR") program, Knight-Ridder Information Inc., Federal Filing/Dow Jones and Lexis/Nexis.

                           FORWARD-LOOKING STATEMENTS


      This Proxy Statement contains forward-looking statements. In some cases you can identify these statements by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," and "would" or similar words. You should read statements that contain these words carefully because they discuss future expectations, contain projections or forecasts of future results of operations or of financial position or state other "forward-looking" information. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial and otherwise, may differ materially from the expectations discussed in the forward-looking statements. Important factors that might cause such a difference include, but are not limited to, those discussed under the caption "Risk Factors" starting on page 16. Accordingly, there can be no assurance that the actual results will conform to the forward-looking statements contained in this Proxy Statement. You should be aware that the occurrence of the events described in these risk factors and elsewhere in this Proxy Statement could have an adverse effect on the business, results of operations and financial condition of FSP Corp.


      Any forward-looking statements in this Proxy Statement are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by such forward-looking statements, possibly materially. FSP Corp. disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section.

                                     SUMMARY

      This Summary highlights selected information from this document and may not contain all of the information that is important to you. To understand the proposal presented in this Proxy Statement with respect to the approval of the Merger Agreement, providing for the Mergers and the issuance of shares of FSP Common Stock, you should read carefully the entire document. For your convenience, a glossary of terms is included in Appendix B to this Proxy Statement. We have included page references parenthetically to direct you to a more complete description of the topics of the summary.


FSP Corp. (Pages 80 to 84)

      FSP Corp. is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust for federal income tax purposes. It is the successor to Franklin Street Partners Limited Partnership, a Massachusetts limited partnership (the "FSP Partnership"). The FSP Partnership was originally formed as a Massachusetts general partnership in January 1997 as the successor to a Massachusetts general partnership that was formed in 1981 and was subsequently formed as a Massachusetts limited partnership in February 1997. On January 1, 2002, the FSP Partnership merged with and into FSP Corp., which was a wholly owned subsidiary of the FSP Partnership, with FSP Corp. being the surviving entity (the "Conversion"). Pursuant to the Conversion, the FSP Partnership ceased to exist, FSP Corp. succeeded to the business of the FSP Partnership and each unit of both general and limited partnership interests in the FSP Partnership was converted into one share of FSP Common Stock. As a result of the Conversion, FSP Corp. now holds, directly and indirectly, 100% of the interest in three former subsidiaries of the FSP Partnership: FSP Investments LLC, a Massachusetts limited liability company ("FSP Investments"), FSP Property Management LLC, a Massachusetts limited liability company ("FSP Property Management"), and FSP Holdings LLC, a Delaware limited liability company ("FSP Holdings"). The Mergers will not cause the Combined Company to incur any additional fees for management of its investments.


      FSP Investments acts as a real estate investment firm and broker/dealer with respect to (a) the organization of investment vehicles which are typically syndicated through private placements exempt from registration under the Securities Act ("Sponsored Entities"), some of which were limited partnerships (the "Sponsored Partnerships") and some of which are corporations intended to qualify for federal income tax purposes as real estate investment trusts, including the Target REITs (the "Sponsored REITs"), (b) the acquisition of real estate by the Sponsored Entities and (c) the sale of equity interests in the Sponsored Entities. FSP Investments derives revenue from commissions received in connection with the sale of equity interests in the Sponsored Entities. FSP Investments also derives revenue from fees paid by the Sponsored Entities for the services of FSP Investments in identifying, inspecting and negotiating to purchase real properties on behalf of the Sponsored Entities. FSP Investments is a registered broker/dealer with the Commission and is a member of the National Association of Securities Dealers, Inc. FSP Corp. has made an election to treat FSP Investments as a "taxable REIT subsidiary" for federal income tax purposes.

      FSP Property Management asset manages each Sponsored Entity and provides property management services or property accounting services to eight Sponsored Entities. FSP Property Management receives fee income from those Sponsored Entities that have not been acquired by FSP Corp. FSP Property Management does not receive any rental income. As a result of the Mergers, fee income received by FSP Property Management from the 13 Target REITs will be eliminated on the consolidated financial statements of the Combined Company for accounting purposes.

      FSP Corp. holds all of its interests in real property through the 17 Sponsored Partnerships that it has acquired, each of which owns or owned real property. FSP Holdings, which is a wholly-owned subsidiary of FSP Corp., is the general partner of each Sponsored Partnership, and FSP Corp. is the sole limited partner of each Sponsored Partnership.

      FSP Corp. holds a nominal interest in each of the Sponsored REITs through its ownership of 100% of the common stock of each Sponsored REIT. The preferred stock interests in each Sponsored REIT are held by investors who acquired their interests in an offering exempt from registration pursuant to Section 4(2) of the Securities Act and Regulation D promulgated thereunder. The Sponsored REITs include the 13 Target REITs. After the consummation of the Mergers, FSP Corp. will continue to own all of the interests in the 17 Sponsored Partnerships. The Target REITs will merge with and into FSP Corp., with FSP Corp. as the surviving corporation, and will therefore no longer exist after the consummation of the Mergers. The remaining three Sponsored REITs will be unaffected by the Mergers.


      FSP Corp.'s principal executive offices are located at 401 Edgewater Place, Suite 200, Wakefield, Massachusetts 01880, and its telephone number is
(781) 557-1300. FSP Corp. leases its executive offices.


The Target REITs (Pages 121 to 131)

      Each Target REIT is a privately-held real estate investment trust formed as a corporation under the laws of the State of Delaware for the purpose of acquiring and operating a single real property. Forest Park holds an office building in Charlotte, North Carolina; The Gael holds an apartment complex in Houston, Texas; Goldentop holds a research and development/office building in San Diego, California; Centennial holds "flex" office buildings in Colorado Springs, Colorado; Meadow Point holds an office building in Chantilly, Virginia; Timberlake holds office buildings in Chesterfield, Missouri; Federal Way holds office buildings in Federal Way, Washington; Fair Lakes holds an office building in Fairfax, Virginia; Northwest Point holds an office building in Elk Grove Village, Illinois; Timberlake East holds an office building in Chesterfield, Missouri; Merrywood holds an apartment complex in Katy, Texas; Plaza Ridge I holds an office building in Herndon, Virginia; and Park Ten holds an office building in Houston, Texas. Set forth below for the properties owned by the respective Target REITs are the number of square feet in the property, the percentage of rentable square feet leased as of December 31, 2002 and the weighted average annual rent per net rentable square foot for the nine-month period ended December 31, 2002:

                                                         Weighted Annual Average
                  Percentage of Rentable                    Rent/Net Rentable
                  Square Feet Leased as     Rentable       Square Foot for Year
                       of 12/31/02         Square Feet        Ended 12/31/02
                       -----------         -----------        --------------

Forest Park               87%                 61,291            $14.14/sf

The Gael                  95%                187,338            $14.15/sf

Goldentop                100%                141,405            $17.05/sf

Centennial               100%                110,730            $16.54/sf

Meadow Point             100%                134,849            $26.82/sf

Timberlake               100%                232,722            $26.35/sf

Federal Way              100%                117,227            $15.10/sf

Fair Lakes               100%                210,993            $30.85/sf

Northwest Point          100%                176,848            $28.99/sf

Timberlake East           92%                116,361            $22.78/sf

Merrywood                 95%                231,363            $11.34/sf

Plaza Ridge I            100%                158,018            $34.58/sf

Park Ten                 100%                155,715            $24.05/sf

Votes Required (Page 31)

      The affirmative vote of the holders of a majority of the shares of FSP Common Stock issued, outstanding and entitled to vote at the Meeting is required to approve the Merger Agreement, providing for the Mergers and the issuance of FSP Common Stock in exchange for Target Stock.

      The affirmative vote of the holders of a majority of the Target Stock in each of the Target REITs is also required to effectuate the applicable Merger. If one or more Target REITs does not obtain the vote required for the consummation of the Merger with such Target REIT, FSP Corp. will not proceed with the Mergers of any other Target REIT. Each Target REIT will solicit the vote of its Target REIT Stockholders separately. The affirmative vote of a majority of the common stock in each Target REIT is also required to effectuate the applicable Merger. FSP

Corp. is the sole stockholder of the common stock of each Target REIT, and will vote those shares in favor of the respective Mergers.


      Consummation of the Mergers is subject to a number of conditions and will not occur unless, among other things, holders of a majority of the shares of Target Stock of each Target REIT vote to approve the Mergers.


      The executive officers and directors of FSP Corp. hold an aggregate of 3,705,307.01 shares of FSP Common Stock, constituting approximately 15.04% of the outstanding shares of FSP Common Stock. The executive officers and directors have indicated that they intend to vote all of their respective shares in favor of the Merger Agreement.


      Barry Silverstein and Dennis J. McGillicuddy, each a director of FSP Corp., own an aggregate of 601.25 and 229 shares of Target Stock, respectively. Such shares of Target Stock will convert into 4,130,961.11 and 1,586,343.29 shares of FSP Common Stock, respectively, upon consummation of the Mergers. Messrs. Silverstein and McGillicuddy have indicated that they intend to vote their respective shares of Target Stock in favor of the Merger Agreement.


      FSP Stockholders will incur substantial dilution to their voting power and percentage ownership in FSP Corp. due to the number of shares of FSP Common Stock being issued to the Target REIT Stockholders as a result of the Mergers. The Target REIT Stockholders will own approximately 50% of the voting power and percentage ownership in FSP Corp. following the consummation of the Mergers.

Recommendation to FSP Stockholders  (Page 31)


      The FSP Board, whose members have significant conflicts of interest in connection with the Mergers, believes that the Merger Agreement, providing for the Mergers and the issuance of FSP Common Stock in exchange for Target Stock, is in the best interest of FSP Corp. and the FSP Stockholders and recommends you vote FOR approval of the Merger Agreement.


The Mergers (Pages 27 to 35)


      Overview. As a result of inquiries from members of the FSP Board, the management of FSP Corp. in late July 2002 instructed Hale and Dorr LLP to explore the feasibility of the acquisition of the Target REITs. After reaching an agreement on a methodology to value the proposed transaction, receiving a report from a third party as to the reasonableness of such methodology and reaching agreement on the amount of Merger Consideration to be paid and the terms of the Mergers, the FSP Board and the Target Boards voted to approve the Merger Agreement and the Mergers and recommend to the FSP Stockholders and the Target REIT Stockholders to vote to approve the Mergers.


      The Mergers. With respect to each Target REIT, following the satisfaction or waiver of the conditions to closing relating to that Target REIT, on the effective date of the Mergers (the "Effective Date"), which is expected to be on or about May 1, 2003, each Target REIT will be acquired by merger. Each share of Target Stock of that Target REIT will be converted into a specified number of shares of FSP Common Stock. The aggregate shares of FSP Common Stock to be issued in connection with the Mergers are referred to as the "Merger Consideration."

      The following chart sets forth the number of shares of FSP Common Stock to be received as Merger Consideration by the Target REIT Stockholders for each share of Target Stock of the respective Target REIT. FSP Corp. will issue the Merger Consideration to the Target REIT Stockholders in private placements, exempt from registration pursuant to Section 4(2) under the Securities Act and Rule 506 of Regulation D promulgated thereunder. FSP Corp. expects to issue fractional shares of FSP Common Stock as Merger Consideration.


                                       Shares of FSP       Total Shares of FSP
                                        Common Stock         Common Stock
                   Total Number of   Issuable in Exchange  Issuable to Target
                   Shares of Target   for Each Share of          REIT
 Target REIT      Stock Outstanding     Target Stock         Stockholders
 -----------      -----------------     ------------         ------------

Forest Park              78               7,299.59              569,368.02

The Gael                 212.50           6,975.59            1,482,312.88

Goldentop                231.50           7,302.58            1,690,547.27

Centennial               158              6,905.56            1,091,078.48

Meadow Point             257.50           6,983.25            1,798,186.88

Timberlake               515              6,787.12            3,495,366.80

Federal Way              200              6,779.66            1,355,932.00

Fair Lakes               480              6,805.36            3,266,572.80

Northwest Point          372.50           6,779.66            2,525,423.35

Timberlake East          250              6,830.85            1,707,712.50

Merrywood                206              6,854.51            1,412,029.06

Plaza Ridge I            400              6,822.03            2,728,812.00

Park Ten                 275              6,824.54            1,876,748.50


      None of the shares of FSP Common Stock to be issued as Merger Consideration to the Target REIT Stockholders will be placed into escrow or otherwise withheld as a source of potential compensation to FSP Corp. should the Combined Company discover, after the consummation of the Mergers, that any of the Target REITs incurred any undisclosed liabilities prior to the consummation of the Mergers.

      Consummation of the Mergers is subject to a number of conditions and will not occur unless, among other things, holders of a majority of the shares of Target Stock of each Target REIT vote to approve the mergers.


      The following table sets forth: (i) the value ascribed to each Target REIT for purposes of the Merger Consideration, and (ii) the sum of the appraised value of the property held by each Target REIT and the estimated cash reserve balances as of September 30, 2002.

      Target REIT              Value Ascribed             Appraised Value (1)
      -----------              --------------             ---------------

      Forest Park              $    8,398,178.30             $7,980,000

      The Gael                 $  21,864,114.98             $19,475,000

      Goldentop                $  24,935,572.23             $23,650,000

      Centennial               $  16,093,407.58             $14,120,000

      Meadow Point             $  26,523,256.48             $23,600,000

      Timberlake               $  51,556,660.30             $44,025,000

      Federal Way              $  19,999,997.00             $17,050,000

      Fair Lakes               $  48,181,948.80             $41,200,000

      Northwest Point          $  37,249,994.41             $31,650,000

      Timberlake East          $  25,188,759.38             $21,675,000

      Merrywood                $  20,827,428.64             $18,000,000

      Plaza Ridge I            $  40,249,977.00             $34,525,000

      Park Ten                 $  27,682,040.38             $23,750,000
                               ----------------

                       Total   $368,751,335.48

      (1) As of September 30, 2002, includes cash reserve balances and amounts have been rounded to the nearest $25,000.

Conditions Precedent to the Mergers  (Pages 46 to 47)

      The respective obligations of each party to effect the Mergers are subject to the fulfillment on or before the Effective Date of certain conditions, including the following:

            o the approval of the Merger Agreement and the Mergers by the FSP Stockholders and the Target REIT Stockholders;

            o that FSP Corp. reasonably believes that the number of Target REIT Stockholders who are Non-Accredited Investors does not exceed 35 and that each such Non-Accredited Investor has, either alone or with his/her/its purchase representative, such knowledge and experience in business and financial matters that he/she/it is capable of evaluating the merits and risks of FSP Common Stock;

            o the receipt of all necessary consents, waivers, approvals, authorizations or orders and the making of all required filings;

            o that there shall not have occurred any material adverse change in the overall business or prospects of any of the Target REITs or FSP Corp. or in applicable tax or other regulatory provisions;

            o that the FSP Board shall not have become aware of any facts that, in its reasonable judgment, have or may have a material adverse effect on the Target REITs and FSP Corp., taken as a whole, the Mergers or the value of the Combined Company; and

            o that the representations of FSP Corp. and the Target REITs set forth in the Merger Agreement are true and complete in all material respects as of the Closing Date.

Expected Benefits from the Mergers (Pages 40 to 42)


      The following highlights the primary benefits the Mergers are expected to generate for FSP Corp. and the FSP Stockholders:

            o The Combined Company's real estate portfolio will be substantially larger and more diverse both geographically and by tenant business than that of FSP Corp., reducing the dependence of an investment in the Combined Company on the performance of a smaller group of assets.

            o The Combined Company's business will generate a greater percentage of its revenues from rentals from real properties and a lesser percentage from real estate investment banking/brokerage activities, constituting a more stable income stream than that currently received by FSP Corp.

            o The Combined Company's larger portfolio of real estate may produce economies of scale, increase its purchasing power relating to goods and services and reduce the percentage that expenses constitute of gross revenue.


            o The Combined Company's increased asset base should give FSP Corp. the flexibility to increase its $50,000,000 line of credit, enabling the Combined Company to finance the acquisition of real property for itself or to provide larger loans to Sponsored Entities to finance their acquisition of real property.


            o The Combined Company's larger portfolio of real properties and larger equity capitalization should increase the likelihood that the Combined Company may eventually be able to provide liquidity for its equity investors through the public markets.

Fairness of the Mergers  (Pages 48 to 52)


      The FSP Board believes that the terms of the Merger Agreement, when considered as a whole, are fair to the FSP Stockholders and the Merger Consideration offered in exchange for the Target Stock in the Target REITs constitutes fair consideration for the interests of the Target REIT Stockholders. The following provides a summary of the factors upon which the FSP Board based its conclusion as to the fairness of the Mergers and the Merger Consideration to be paid by FSP Corp. The FSP Board did not find it practicable to, and did not attempt to, quantify or otherwise assign relative weight to these factors in reaching its determination.


            o FSP Corp.'s management exercised its reasonable judgment to determine an estimated value of FSP Corp. and of the Combined Company and determined the amount of the Merger Consideration to be the difference between those two values. Given that no member of the FSP Board is "independent" and each member has significant conflicts of interest in connection with the Mergers, as described below, the FSP Board determined that it could not establish an independent committee to evaluate and approve the Mergers. Under Maryland law, the FSP Board cannot delegate to a third party its fiduciary duties relating to the decision to approve or not approve the Mergers. The FSP Board did consider obtaining a fairness opinion from a third party but determined that the estimated cost of obtaining such an opinion exceeded its anticipated benefits to FSP Corp. The FSP Board used the same methodology to value FSP Corp. and the Combined Company that FSP Corp.'s predecessor-in-interest, the FSP Partnership, used in connection with its acquisition of Sponsored Partnerships, which involved similar conflicts of interest.


            o FSP Corp.'s management retained A.G. Edwards, Inc. ("A.G. Edwards") to consult with management regarding the valuation methodology of FSP Corp. and the Combined Company. A.G. Edwards has advised the FSP Board that it believes the methodology used by management to estimate hypothetical values of FSP Corp. and the Combined Company is not unreasonable.


            o The Target Boards obtained independent third-party appraisals of the real property owned by the Target REITs, and FSP Corp.'s management considered these appraisals in allocating the Merger Consideration among the Target REITs. The FSP Board took into account the relative values set forth in these appraisals in allocating the Merger Consideration among the Target REITs.

            o The FSP Board considered FSP Corp.'s management's view of the financial condition, results of operations and business of FSP Corp. and each of the Target REITs before and after giving effect to the Mergers and considered FSP Corp.'s management's recommendation of ranges of estimated values of FSP Corp. and the Combined Company as set forth in the Valuation Overview attached hereto as Appendix D.

            o The members of the FSP Board have significant conflicts of interest in connection with the Mergers, and no unaffiliated representatives were appointed to negotiate the terms of the Mergers on behalf of FSP Corp. In particular, Barry Silverstein and Dennis J. McGillicuddy own an aggregate of
                  601.25 and 229 shares of Target Stock, respectively. Such shares of Target Stock will convert into 4,130,961.11 and 1,586,343.29 shares of FSP Common Stock, respectively, upon consummation of the Mergers. Messrs. Silverstein and McGillicuddy also currently own, however, 1,148,878.50 and 990,325.75 shares of FSP Common Stock, respectively. The FSP Board did not establish a committee of independent representatives to evaluate and approve the Mergers on behalf of FSP Corp. Under Maryland law, the FSP Board cannot delegate to a third party its fiduciary duties relating to the determination to approve or not approve the Mergers. Because all of the members of the FSP Board have significant conflicts of interest, as described above, and none can, therefore, be considered "independent", the FSP Board determined it could not establish a committee of independent representatives to evaluate and approve the Mergers on behalf of FSP Corp. No fees or other compensation will be payable to the members of the FSP Board in connection with the Mergers, although Messrs. Silverstein and McGillicuddy will participate in the Merger Consideration to the extent of their ownership of Target Stock. The FSP Board believes that its determination regarding the fairness of the Mergers was based upon the proper exercise of its fiduciary duty, unaffected by these conflicts of interest.

Third Party Reports (Pages 53 to 59)

      Valuation. A.G. Edwards advised the FSP Board that it believes the methodology used by FSP Corp.'s management to estimate hypothetical values of FSP Corp. and the Combined Company (as described in "Fairness of the Mergers") is not unreasonable. A.G. Edwards provides many businesses with comprehensive capital raising and financial advisory services and has extensive experience with all types of real estate securities. FSP Corp.'s management provided A.G. Edwards with historical and forecasted financial information describing FSP Corp. and the Target REITs. Such information was not audited, reviewed or compiled by an independent certified public accounting firm and A.G. Edwards takes no responsibility for the accuracy of such information. Forecasted financial information was prepared by FSP Corp.'s management and A.G. Edwards was not asked to consider, nor did it consider, the reasonableness of the assumptions on which such forecasts were based.

         In performing its analysis, A.G. Edwards made numerous assumptions with respect to interest rates, dividend rates, market conditions, general business conditions, local and national real estate conditions, economic conditions and government regulations. A.G. Edwards also assumed in all respects material to its analysis that the representations and warranties of each party contained in the Merger Agreement were true and correct, that each party would perform all of the covenants and agreements required to be performed by it under the Merger Agreement and that all conditions to the consummation of the Mergers would be satisfied without any modification or waiver thereof. A.G. Edwards also assumed that all governmental, regulatory and other consents and approvals contemplated by the Merger Agreement would be obtained and that in the course of obtaining any of those consents, no restrictions would be imposed or waivers made that would have an adverse effect on the contemplated Mergers. A.G. Edwards also assumed that the Mergers would be accounted for in accordance with GAAP and that the Mergers would be consummated on the terms contained in the Merger Agreement without any waiver or modification of any material terms or conditions by the parties.

      In particular, A.G. Edwards received the "Valuation Overview" prepared by FSP Corp, and attached to this Proxy Statement as Appendix D. FSP Corp. determined the values set forth in the Valuation Overview on August 15, 2002. A.G. Edwards concluded that the methodology techniques used in the Valuation Overview, the range of multiples applied to cash available for distribution ("CAD") and the range of discounts applied for lack of marketability were not unreasonable. The estimated hypothetical value ranges contained in the valuation overview (a range of estimated hypothetical value for FSP Corp. of $328 million to $416 million and a range of estimated hypothetical value for the Combined Company of $642 million to $815 million) represent analysis considering value as of the date specified, do not reflect any changes in value that may have occurred after that date, are subject to certain assumptions and may not represent the true worth or realizable value of FSP Corp. or the Combined Company. A.G. Edwards was not engaged to, nor did it render, a valuation or fairness opinion.


      The Appraisals. The respective Target Boards retained independent third party appraisers to appraise the fair market value of each Target REIT's real estate as of a date no earlier than August 23, 2002 (the "Appraisals"). The applicable Target REITs obtained appraisals for the properties owned by Merrywood, Plaza Ridge I and Park Ten during the due diligence period in 2002 prior to acquisition of the properties. No new appraisals were ordered by the respective Target Boards for these properties because the respective Target Boards did not believe that there had been material changes in the buildings or real estate markets since the time of the last appraisals, each of which had been prepared within the last twelve calendar months.

      In preparing the Appraisals, the appraisers collected from the Target REITs information regarding the operating history of the properties, conducted site inspections of all of the Target REITs' properties in August 2002 and September 2002 and interviewed and relied on representations of certain representatives of the Target REITs. The appraisers' conclusions are based upon conditions they observed at the properties during their inspection and assumptions, qualifications and limitations deemed reasonable at the time concerning, among other things, legal title, the absence of physical defects or hazardous materials, future percentage of leased rentable square feet, income and competition with respect to each property. The Appraisals reflect the appraisers' valuation of the real estate of the Target REITs as of their respective dates, in the context of the information available on that date. Events occurring subsequent to the dates of the respective Appraisals could affect the properties or assumptions used in preparing the Appraisals. The Target Boards imposed no limitations on the scope of the Appraisers' appraisals. The Target REITs have made the Appraisals available to FSP Corp. and have allowed the FSP Board to rely on the Appraisals. FSP Corp.'s mangement took the Appraisals into consideration and used them as guides in allocating the Merger Consideration among the Target REITs.

      FSP Corp. took the Appraisals into account in allocating the Merger Consideration among the Target REITs. See "Fairness of the Merger - Fairness of the Merger Consideration - Allocation of Merger Consideration".

Conflicts of Interest (Pages 60 to 61)


      A number of conflicts of interest are inherent in the relationships among the Target REITs, the Target Boards, FSP Corp., the FSP Board and their respective affiliates. These conflicts of interest include, among others:

            o George J. Carter, the President, Chief Executive Officer and a director of FSP Corp., is the President and a director of each Target REIT;

            o Barry Silverstein and Dennis J. McGillicuddy, each a director of FSP Corp., own an aggregate of 601.25 and 229 shares of Target Stock, respectively. Such shares of Target Stock will convert into 4,130,961.11 and 1,586,343.29 shares of FSP Common Stock, respectively, upon consummation of the Mergers;

            o Richard R. Norris, an Executive Vice President and a director of FSP Corp., is also a director and an Executive Vice President of each Target REIT;

            o Barbara J. Corinha, Vice President, Chief Operating Officer, Treasurer, Secretary and a director of FSP Corp. is also Vice President, Chief Operating Officer, Treasurer, Secretary and a director of each Target REIT;

            o Janet P. Notopoulos, Vice President and a director of FSP Corp., is also a Vice President of each Target REIT; and

            o Each of R. Scott MacPhee and William W. Gribbell, each an Executive Vice President of FSP Corp., is also each a director and an Executive Vice President of each Target REIT.


      No unaffiliated representatives were appointed to negotiate the terms of the Mergers on behalf of FSP Corp. Moreover, no committee of independent representatives was established to evaluate and approve the Mergers on behalf of FSP Corp. Under Maryland law, the FSP Board cannot delegate to a third party its fiduciary duties relating to the determination to approve or not approve the Mergers. Because all of the members of the FSP Board have significant conflicts of interest and none are, therefore, considered "independent", the FSP Board determined it could not establish a committee of independent representatives to evaluate and approve the Mergers on behalf of FSP Corp.

      Mr. Silverstein and Mr. McGillicuddy are the only officers or directors of FSP Corp. who are not also officers or directors of any Target REIT. The remainder of the officers and directors of FSP Corp. serve as a director and/or officer, in the positions listed above, of each Target REIT.

      Upon completion of the Mergers, Mr. Silverstein's percentage ownership interest of FSP Corp. will increase from 4.66% to 10.68%, Mr. McGillicuddy's percentage ownership interest will increase from 4.02% to 5.21%, and the percentage ownership of the current directors and executive officers as a group will increase from 15.04% to 19.06%.

Dissenters' Rights of FSP Stockholders (Page 120)


      No FSP Stockholder will be entitled to dissenters' rights in connection with the Mergers.


Material United States Federal Income Tax Considerations (Pages 150 to 165)

      The Mergers are intended to qualify as reorganizations within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Mergers qualify as reorganizations, there will be no direct United States federal income tax consequences to FSP Corp. as a result of the Mergers. However, as a result of the combination of FSP Corp. with the Target REITs pursuant to the Mergers, FSP Corp. might no longer qualify as a real estate investment trust under Section 856 of the Code. FSP Corp. could lose its ability to so qualify for a variety of reasons relating to the nature of the assets acquired from the Target REITs, the identity of the shareholders of the Target REITs who become shareholders of FSP Corp. or the failure of one or more of the Target REITs to have previously qualified as a real estate investment trust.

      There should be no United States federal income tax consequences of the Mergers to FSP Stockholders, subject to certain risks described more fully in "Material United States Federal Income Tax Considerations."

Accounting Treatment (Pages 31 to 32)


      Each of the Mergers will be accounted for as a purchase under generally accepted accounting principles ("GAAP").


Dividends in Respect of First Quarter 2003 (Page 19)

      Each Target REIT expects to declare in the first quarter of 2003 and pay to its Target REIT Stockholders thereafter a dividend with respect to its first quarter 2003 operations. Pursuant to the Merger Agreement, such dividends will be paid in an amount consistent with past practice and custom of the relevant Target REIT. The cash paid out in these dividends will reduce the amount of cash held by each Target REIT and acquired by FSP Corp. upon consummation of the Mergers. Because the Target REITs have not yet declared these cash dividends, FSP Corp. cannot estimate the aggregate amount of such dividends. Pursuant to the Merger Agreement, FSP Corp. has assumed the obligation to pay any such dividends that have been declared but not paid prior to the Effective Date. In addition, FSP Corp. expects to declare in the first quarter of 2003 and pay to FSP Stockholders in the second quarter of 2003 dividends in respect of first quarter 2003 operations. Such dividends will be payable to holders of FSP Common Stock as of a record date prior to the Effective Date and, therefore, Target Stockholders will only receive such dividends to the extent that they are also FSP Stockholders and only to the extent of their holdings of FSP Common Stock. The cash available for this dividend and possibly for future dividends to the FSP Stockholders will be reduced by the amount of expenses related to the Mergers paid by FSP Corp.

Expenses of the Mergers (Page 35)

      The expenses payable by FSP Corp. in connection with the Mergers are estimated to be $900,000.

                                  RISK FACTORS

      In evaluating the Mergers and the Combined Company, you should carefully consider the following factors, in addition to other matters set forth elsewhere in this Proxy Statement.

Risks Relating to the Mergers

The officers and directors of FSP Corp. have conflicts of interest that may have influenced them to support or approve the Merger Agreement.

      A number of conflicts of interest are inherent in the relationships among the Target REITs, the Target Boards, FSP Corp., the FSP Board and their respective affiliates. These conflicts of interest include, among others:

            o George J. Carter, the President, Chief Executive Officer and a director of FSP Corp., is the President and a director of each Target REIT;

            o Barry Silverstein and Dennis J. McGillicuddy, each a director of FSP Corp., own an aggregate of 601.25 and 229 shares of Target Stock, respectively. Such shares of Target Stock will convert into 4,130,961.11 and 1,586,343.29 shares of FSP Common Stock, respectively, upon consummation of the Mergers;

            o Richard R. Norris, an Executive Vice President and a director of FSP Corp., is also a director and an Executive Vice President of each Target REIT;

            o Barbara J. Corinha, Vice President, Chief Operating Officer and a director of FSP Corp. is also Vice President, Chief Operating Officer, Treasurer, Secretary and a director of each Target REIT;

            o Janet P. Notopoulos, Vice President and a director of FSP Corp., is also a Vice President of each Target REIT; and

            o R. Scott MacPhee and William W. Gribbell, each an Executive Vice President of FSP Corp., is also each a director and an Executive Vice President of each Target REIT.

            o The Target REITs' properties are managed by FSP Property Management, a subsidiary of FSP Corp., pursuant to Management Services Agreements under which FSP Corp. receives certain fees for its management services.


      No unaffiliated representatives were appointed to negotiate the terms of the Mergers on behalf of FSP Corp. Moreover, no committee of independent representatives was established to evaluate and approve the Mergers on behalf of FSP Corp. Under Maryland law, the FSP Board cannot delegate to a third party its fiduciary duties relating to the determination to approve or not approve the Mergers. Because all of the members of the FSP Board have significant conflicts of interest and none are, therefore, considered "independent", the FSP Board determined it could not establish a committee of independent representatives to evaluate and approve the Mergers on behalf of FSP Corp.

      Mr. Silverstein and Mr. McGillicuddy are the only officers or directors of FSP Corp. who are not also officers or directors of any Target REIT. The remainder of the officers and directors of FSP Corp. serve as a director and/or officer, in the positions listed above, of each Target REIT.

      Upon completion of the Mergers, Mr. Silverstein's percentage ownership interest of FSP Corp. will increase from 4.66% to 10.68%, Mr. McGillicuddy's percentage ownership interest will increase from 4.02% to 5.21%, and the percentage ownership of the current directors and executive officers as a group will increase from 15.04% to 19.06%.


      The officers and directors of FSP Corp. who are officers and directors of the Target REITs have fiduciary duties to manage the Target REITs in a manner beneficial to the Target REIT Stockholders. Similarly, FSP Corp.'s directors and officers, including Mr. Carter, have fiduciary duties to manage FSP Corp. in a manner beneficial to FSP Corp. and FSP Stockholders. In some circumstances, including the negotiation of the Merger Agreement, Mr. Carter's and the other directors' and officers' duties to the Target REITs and the Target REIT Stockholders and their ownership of Target REIT Stock may conflict with their duties, as directors and officers of FSP Corp., to FSP Corp. and FSP Stockholders. A potential conflict between such fiduciary duties may not be resolved, or if resolved, may be resolved in a manner less favorable to FSP Corp. and FSP Stockholders than would otherwise have been the case if FSP Corp. were dealing with unaffiliated parties.


The terms of the Merger Agreement were not negotiated.

      The terms of the Merger Agreement have been established by the directors and officers of FSP Corp., who have significant conflicts of interest as described above, and are not the result of negotiations. The FSP Stockholders were not separately represented in structuring and negotiating the terms of the Merger Agreement by an unaffiliated representative. Had separate representation been arranged for the FSP Stockholders, the terms of the Merger Agreement might have been different and fewer shares of FSP Common Stock might have been allocated for the stock of some or all of the Target REITs, thereby reducing the overall dilution to voting power and percentage ownership FSP Stockholders will incur upon consummation of the Mergers.

The FSP Board did not obtain a fairness opinion from a third party in connection with the Mergers.

      The FSP Board did not obtain a fairness opinion from a third party in connection with the Mergers. Had the FSP Board obtained a fairness opinion from a third party, FSP Stockholders would have had some assurance that an independent third party had determined that the Merger Consideration paid to the Target REIT Stockholders was fair to the FSP Stockholders and been able to rely on such opinion in making their decision of whether to vote for the Mergers, rather than only relying on the FSP Board's recommendation. Moreover, it is possible that no independent third party would have delivered a fairness opinion, in which case FSP Stockholders would have been able to consider that fact in their determination to vote for or against the Mergers.


The nature of the FSP Stockholders' investment in FSP Corp. will change upon consummation of the Mergers.


      Immediately prior to the consummation of the Mergers, FSP Corp. will own 16 real properties. Immediately following the consummation of the Mergers, FSP Corp. will own 29 real properties. This increase in the number of real estate holdings will change the manner in which FSP Corp. derives its revenues. Following the consummation of the Mergers, FSP Corp. will derive a larger percentage of its revenues from rents and a smaller percentage of its revenues from real estate investment banking fees and brokerage commissions. If rental revenues decrease in the near term, the value of the FSP Stockholders' investment in FSP Corp. may decrease proportionately.


Although FSP Corp. and the Target REITs expect that the Mergers will result in benefits, those benefits may not be realized.

      FSP Corp. and the Target REITs entered into the Merger Agreement with the expectation that the Mergers will result in benefits, including:

            o The Combined Company's real estate portfolio will be substantially larger and more diverse both geographically and by tenant business than that of FSP Corp., reducing the dependence of an investment in the Combined Company on the performance of a smaller group of assets.

            o The Combined Company's business will generate a greater percentage of its revenues from rentals from real properties and a lesser percentage from real estate investment banking/brokerage activities, constituting a more stable income stream than that currently received by FSP Corp.

            o The Combined Company's larger portfolio of real estate may produce economies of scale, increase its purchasing power relating to goods and services and reduce the percentage that expenses constitute of gross revenue.


            o The Combined Company's increased asset base should give FSP Corp. the flexibility to increase its $50,000,000 line of credit, enabling the Combined Company to finance the acquisition of real property for itself or to provide larger loans to Sponsored Entities to finance their acquisition of real property.


            o The Combined Company's larger portfolio of real properties and larger equity capitalization should increase the likelihood that the Combined Company may eventually be able to provide liquidity for its equity investors through the public markets.

      Achieving the benefits of the Mergers will depend in part on the sustainability of long term tenants in the real properties owned by the Combined Company and the ability of FSP

Corp.'s key personnel to effectively manage the additional 13 properties. If the occupancy levels and creditworthiness of tenants are not maintained, the Combined Company will not achieve the intended benefits of the Mergers and the operating results of the Combined Company may be adversely effected.

If the Combined Company is not able to collect sufficient rents from each of its owned real properties, the Combined Company may suffer significant operating losses.

      A substantial portion of the Combined Company's revenues will be generated by the rental income of its real properties. If the additional properties acquired by FSP Corp. in the Mergers or the existing properties owned by FSP Corp. do not provide the Combined Company a steady rental income, the Combined Company's revenues will decrease and may cause the Combined Company to incur operating losses in the future.

The Mergers may affect the level of dividends received by the FSP Stockholders.


      The Mergers may affect the level of dividends made to the FSP Stockholders by the Combined Company. The level of dividends after the consummation of the Mergers may be lower than the level of dividends the FSP Stockholders received with respect to their FSP Common Stock prior to the Mergers due to the dilution of their percentage ownership FSP Stockholders will incur upon consummation of the Mergers. Each Target REIT expects to declare in the first quarter of 2003 and pay to its Target REIT Stockholders thereafter a dividend with respect to its first quarter 2003 operations. The cash paid out in these dividends will reduce the amount of cash held by each Target REIT and acquired by FSP Corp. upon consummation of the Mergers. Because the Target REITs have not yet declared these cash dividends, FSP Corp. cannot estimate the aggregate amount of such dividends; however, the Merger Agreement provides that such dividends will be paid in an amount consistent with past practice and custom of the relevant Target REIT. Pursuant to the Merger Agreement, FSP Corp. has assumed the obligation to pay any such dividends that have been declared but not paid prior to the Effective Date. In addition, FSP Corp. expects to declare in the first quarter of 2003 and pay to FSP Stockholders in the second quarter of 2003 dividends in respect of first quarter 2003 operations. Such dividends will be payable to holders of FSP Common Stock as of a record date prior to the Effective Date and, therefore, Target Stockholders will only receive such dividends to the extent that they are also FSP Stockholders and only to the extent of their holdings of FSP Common Stock. The cash available for this dividend and possibly for future dividends to the FSP Stockholders will be reduced by the amount of expenses related to the Mergers paid by FSP Corp. Regardless of the initial level of the Combined Company's dividends, they could decline in the future to a level at which the FSP Stockholders could receive lower dividends than they received prior to the consummation of the Mergers. Moreover, because FSP Corp.'s investment banking business is transactional in nature, there is no predictable recurring level of revenue for such activities. As a result of this, the amount of cash available for distribution may fluctuate, which may result in FSP Corp.'s not being able to maintain growth in dividend levels in the future.


The real properties held by the Combined Company may significantly decrease in value.

      The Combined Company will hold 29 properties as its assets following the consummation of the Mergers. Some or all of these properties may decline in value. To the extent the Combined Company's real properties decline in value, the FSP Stockholders could lose some or all the value of their initial investments.


FSP Stockholders will be diluted upon the consummation of the Mergers.

      The issuance of approximately 25,000,091 shares of FSP Common Stock as Merger Consideration will cause FSP Stockholders to be immediately and substantially diluted in percentage ownership. As of ____________, 2003, the record date, there were 24,630,246.71 shares of FSP Common Stock issued and outstanding. Moreover, because the Target REIT Stockholders will become stockholders of the Combined Company immediately following the Mergers, FSP Stockholders will also lose relative voting power relating to matters of the Combined Company to be voted on by all security holders.


The officers and directors of FSP Corp. will have an increased level of voting control after the Mergers.

      The officers and directors of FSP Corp. currently own 15.04% of FSP Corp. Specifically, Mr. Silverstein and Mr. McGillicuddy own 4.66% and 4.02%, respectively, of FSP Corp. After the Mergers the directors and officers of the Combined Company will own 19.06% of the Combined Company. Messrs. Silverstein and McGillicuddy will own 10.68% and 5.21%, respectively, of the Combined Company. The greater concentration of ownership in the officers and directors of the Combined Company may make it easier for the Board of Directors, or management, of the Combined Company to obtain in the future shareholder approval of corporate actions or election of the Combined Company's nominees as directors.


The Combined Company may be liable for contingent or undisclosed liabilities of the Target REITs.

      Each of the Target REITs has delivered to FSP Corp. its financial statements disclosing all known material liabilities and contingent liabilities. Each Target REIT has represented and warranted that the financial statements fairly present the financial position of each Target REIT, and each Target REIT will represent on the Effective Date that there have been no material adverse changes between the date of the financial statements and the Effective Date. The accuracy and completeness of these representations are conditions to the consummation of the Mergers and if, on or prior to the Effective Date, these representations and warranties are known to be inaccurate, FSP Corp. may elect not to consummate the Mergers with the Target REIT that failed to fully and accurately disclose its financial position. As these representations do not survive the Effective Date, after the Effective Date the Combined Company will have no recourse against the Target REITs or the Target REIT Stockholders for any contingent or undisclosed liabilities which first became known after the Effective Date. If any contingent or undisclosed liabilities are discovered after the Effective Date, the Combined Company's balance sheet may be adversely affected, causing the value of the FSP Stockholders' interests in the Combined Company to decrease.

Following the consummation of the Mergers, the Combined Company may not longer qualify as a REIT.

      As a result of the combination of FSP Corp. with the Target REITs pursuant to the Mergers, FSP Corp. might no longer qualify as a real estate investment trust under Section 856 of the Code. FSP Corp. could lose its ability to so qualify for a variety of reasons relating to the nature of the assets acquired from the Target REITs, the identity of the shareholders of the Target REITs who become shareholders of FSP Corp. or the failure of one or more of the Target REITs to have previously qualified as a real estate investment trust.

If the Combined Company's line of credit is substantially increased, the Combined Company may borrow more than it is capable of reasonably repaying.

      One expected benefit from the Mergers is that the Combined Company's increased asset base should give it the flexibility to increase FSP Corp.'s $50,000,000 line of credit, enabling the Combined Company to finance the acquisition of real property for itself or to provide larger loans to Sponsored Entities to finance their acquisition of real property. However, if the Combined Company borrows heavily against any increased line of credit, the Combined Company may experience difficulties repaying such line of credit, particularly if the Combined Company's cash flows are substantially reduced for any reason. An increased line of credit may create a greater likelihood that the Combined Company will not be able to sustain its debt obligations under such line of credit and cause a default thereunder.

General Risks


The Combined Company would incur adverse tax consequences if it failed to qualify as a REIT.

      The parties intend that the Combined Company will continue to qualify as a real estate investment trust for federal income tax purposes following the consummation of the Mergers. If in any taxable year the Combined Company does not qualify as a real estate investment trust, it would be taxed as a corporation and distributions to its stockholders would not be deductible by the Combined Company in computing its taxable income. In addition, if the Combined Company were to fail to qualify as a real estate investment trust, the Combined Company could be disqualified from treatment as a real estate investment trust in the year in which such failure occurred and for the next four taxable years and, consequently, would be taxed as a corporation during such years. Failure to qualify for even one taxable year could result in a significant reduction of the Combined Company's cash available for distributions to its stockholders or could require the Combined Company to incur indebtedness or liquidate investments in order to generate sufficient funds to pay the resulting federal income tax liabilities. In addition, timing differences between the receipt of income and payment of expenses and the inclusion and deduction of such amounts in arriving at taxable income of the Combined Company could make it necessary for the Combined Company to borrow in order to make certain distributions to its stockholders in satisfaction of the 90% distribution requirement applicable to real estate investment trusts. The provisions of the Internal Revenue Code governing the taxation of real estate investment trusts are very technical and complex, and although the Combined Company expects that it will be organized and will operate in a manner that will enable it to meet such requirements, no assurance can be given that it will succeed in doing so during the entire life of the Combined Company. In addition, you should note that if one or more of the Target REITs did not qualify as a real estate investment trust immediately prior to the consummation of the Mergers, the Combined Company would be disqualified as a REIT as a result of the Mergers.

The Combined Company faces risks in continuing to attract investors for the Sponsored Entities.

      The Combined Company will continue FSP Corp.'s investment banking business which will depend upon the Combined Company's ability to attract purchasers of equity interests in Sponsored Entities. The Combined Company's success in this area will depend on the propensity and ability of investors who have previously invested in Sponsored Entities to continue to invest in future Sponsored Entities and on the Combined Company's ability to expand the investor pool for the Sponsored Entities by identifying new potential investors. Moreover, FSP Corp.'s investment banking business may be impacted to the extent existing Sponsored Entities incur losses or have operating results that fail to meet investors' expectations. The Combined Company expects that its investment banking business will account for a smaller percentage of its overall revenue on a going forward basis due to the expected increase in the percentage of revenues derived from rents.

The Combined Company faces risks in owning and operating real property.

      An investment in the Combined Company is subject to the risks incident to the ownership and operation of real estate-related assets. These risks include the fact that real estate investments are generally illiquid, which may impact the Combined Company's ability to vary its portfolio in response to changes in economic and other conditions, as well as the risks normally associated with:

            o     changes in general and local economic conditions;

            o the supply or demand for particular types of properties in particular markets;

            o     changes in market rental rates;

            o     the impact of environmental protection laws; and

            o     changes in tax, real estate and zoning laws.

      Certain significant costs, such as real estate taxes, utilities, insurance and maintenance costs, generally are not reduced even when a property's rental income is reduced. In addition, environmental and tax laws, interest rate levels, the availability of financing and other factors may affect real estate values and property income. Furthermore, the supply of commercial and multi-family residential space fluctuates with market conditions.

The Combined Company faces risks from tenant defaults or bankruptcies.

      If any of the Combined Company's tenants defaults on its lease, the Combined Company may experience delays in enforcing its rights as a landlord and may incur substantial costs in protecting its investment. In addition, at any time, a tenant of one of the Combined Company's properties may seek the protection of bankruptcy laws, which could result in the rejection and termination of such tenant's lease and thereby cause a reduction in cash available for distribution to the Combined Company's stockholders.

The Combined Company may encounter significant delays in reletting vacant space, resulting in losses of income.

      When leases expire, the Combined Company will incur expenses and may not be able to re-lease the space on the same terms. Certain leases provide tenants the right to terminate early if they pay a fee. If the Combined Company is unable to re-lease space promptly, if the terms are significantly less favorable than anticipated or if the costs are higher, the Combined Company may have to reduce its distributions to its stockholders.

The Combined Company faces risks from geographic concentration.


      The properties in the Combined Company's portfolio are distributed among the major geographic segments by aggregate square footage to be owned by the Combined Company, as follows: Southwest - 28%; Northeast - 30%; Midwest - 19%; West - 15%; and Southeast - 8%. However, within certain of those segments, a large concentration exists within a particular city and its immediately surrounding area; specifically, Houston, Texas - 21% and Washington, DC - 13%. The Combined Company is likely to face risks to the extent that any of these areas suffer deteriorating economic conditions.


FSP Corp. competes and the Combined Company will compete with national, regional and local real estate operators and developers, which could adversely affect the Combined Company's cash flow.

      Competition exists in every market in which FSP Corp.'s properties are located and in every market in which the Combined Company's properties will be located. The Combined Company will compete with, among others, national, regional and numerous local real estate operators and developers. Such competition may adversely affect the percentage of leased space and the rental revenues of the Combined Company's properties, which could adversely affect the Combined Company's cash flow from operations and its ability to make expected distributions to the FSP Stockholders. Some of the Combined Company's competitors may have more resources than the Combined Company or other competitive advantages. Competition may be accelerated by any increase in availability of funds for investment in real estate. For example, decreases in interest rates tend to increase the availability of funds and therefore can increase competition. The extent to which the Combined Company is affected by competition will depend in significant part on local market conditions.

There is limited potential for an increase in leased space gains in the Combined Company's properties.

      The Combined Company anticipates that future increases in revenue from the Combined Company's properties will be primarily the result of scheduled rental rate increases or rental rate increases as leases expire. Thirteen out of the 17 FSP Corp. properties' percentage of rentable square feet leased was in excess of 95% as of December 31, 2002 and 11 out of 13 of the Target REITs' properties percentage of rentable square feet leased was in excess of 95% as of December 31, 2002. Those properties with higher rates of vacancy are located in soft economic markets so that it may be difficult to realize increases in revenue when vacant space is re-leased. To the extent that the properties of the Combined Company continue to operate profitably, this will likely stimulate new development of competing properties.


The Combined Company will be subject to possible liability relating to environmental matters, and FSP Corp. cannot assure you that it has identified all possible liabilities.


      Under various federal, state and local laws, ordinances and regulations, an owner or operator of real property may become liable for the costs of removal or remediation of certain hazardous substances released on or in its property. Such laws may impose liability without regard to whether the owner or operator knew of, or caused, the release of such hazardous substances. The presence of hazardous substances on a property may adversely affect the owner's ability to sell such property or to borrow using such property as collateral, and it may cause the owner of the property to incur substantial remediation costs. In addition to claims for cleanup costs, the presence of hazardous substances on a property could result in the owner incurring substantial liabilities as a result of a claim by a private party for personal injury or a claim by an adjacent property owner for property damage. Each Target REIT obtained a Phase I environmental assessment for the property held by it at the time of acquisition of such property. FSP Corp. (through its subsidiaries) has been involved in the operation of each such property since that acquisition, and is not aware of any material changes to the environmental conditions at any of the properties held by the Target REITs since their acquisition. However, FSP Corp. cannot assure you that any environmental assessments of the Target REITs' properties that have been provided to it have revealed all potential environmental liabilities, that any prior owner or operator of the properties did not create any material environmental condition not known to FSP Corp. or the Target REIT, or that an environmental condition does not otherwise exist as to any one or more of the properties that could have a material adverse effect on the Combined Company's financial condition or results of operations. In addition, FSP Corp. cannot assure you that:


            o future laws, ordinances or regulations will not impose any material environmental liability;

            o the current environmental conditions of FSP Corp.'s and the Target REITs' respective properties will not be affected by the condition of properties in the vicinity of such properties (such as the presence of leaking underground storage tanks) or by third parties unrelated to FSP Corp. or the Target REITs;

            o the current environmental conditions of the Target REITs' properties will not be affected by mold or other environmental pollutants that could affect indoor air quality;

            o tenants will not violate their leases by introducing hazardous or toxic substances into the Combined Company's properties that could expose the Combined Company to liability under federal or state environmental laws; or

            o environmental conditions, such as the growth of bacteria and toxic mold in heating and ventilation systems or on walls, will not occur at the Combined Company's properties and pose a threat to human health.

The Combined Company will be subject to compliance with the Americans With Disabilities Act and fire and safety regulations which could require the Combined Company to make significant capital expenditures.


      All of the Target REITs' properties are required to comply with the Americans With Disabilities Act, and the regulations, rules and orders that may be issued thereunder (the "ADA"). The ADA has separate compliance requirements for "public accommodations" and "commercial facilities," but generally requires that buildings be made accessible to persons with disabilities. Compliance with ADA requirements might require, among other things, removal of access barriers and noncompliance could result in the imposition of fines by the U.S. government, or an award of damages to private litigants. In addition, the Combined Company will be required to operate its properties in compliance with fire and safety regulations, building codes and other land use regulations, as they may be adopted by governmental agencies and bodies and become applicable to the Combined Company's properties. Compliance with such requirements may require the Combined Company to make substantial capital expenditures, which expenditures would reduce cash otherwise available for distribution to its stockholders. The property held by each Target REIT was inspected for compliance with the ADA at the time of acquisition of such property and was found to be in material compliance. FSP Corp. (through its subsidiaries) has been involved in the operation of each such property since that acquisition, and is not aware of any alterations to the properties that were not made in compliance with the ADA.

There are significant conditions to the Combined Company's obligation to redeem shares of FSP Common Stock, and any such redemption will result in the stockholders tendering shares receiving less than their fair market value.

      Under the Combined Company's redemption plan, the Combined Company is only obligated to use its best efforts to redeem shares of FSP Common Stock from stockholders wishing to have them redeemed. There are significant conditions to the Combined Company's obligation to redeem shares of FSP Common Stock including:

            o the Combined Company cannot be insolvent or be rendered insolvent by the redemption;

            o redemption cannot impair the capital or operations of the Combined Company;

            o the redemption cannot contravene any provision of federal or state securities laws;

            o the redemption cannot result in the Combined Company's failing to qualify as a REIT; or

            o the Combined Company's management must determine that the redemption is in the best interests of the Combined Company.

      Any redemption effected by the Combined Company under this plan would result in the stockholders tendering shares of FSP Common Stock receiving 90% of the fair market value, as determined by the FSP Board in its sole and absolute discretion, of such shares and not their full fair market value.


The Combined Company may lose capital investment or anticipated profits if an uninsured event occurs.

      The Combined Company will carry or its tenants carry comprehensive liability, fire and extended coverage with respect to each of the properties owned by the Combined Company, with policy specification and insured limits customarily carried for similar properties. There are, however, certain types of losses, such as from wars, terrorism, pollution or earthquakes, that may be either uninsurable or not economically insurable (although the properties located in California all have earthquake insurance). Should an uninsured material loss occur, the Combined Company could lose both its capital invested in the property and anticipated profits.

The FSP Stockholders may experience greater risks relating to diversification of portfolios following the Mergers.

      The assets and liabilities of the Target REITs and of FSP Corp. will be combined in the Mergers. As a result of the Mergers, the geographic diversity of the properties in which FSP Stockholders will own an interest will change. However, because the market for real estate may vary widely from one region of the country to another, the change in geographic diversity may expose FSP Stockholders to different and greater risks than those to which they are presently exposed.

                                   THE MERGERS

      The information contained in this Proxy Statement with respect to the Mergers is qualified in its entirety by reference to the Merger Agreement by and among FSP Corp. and the Target REITs, a copy of which is set forth as Appendix A hereto and incorporated herein by reference.

Overview


      FSP Corp. entered into the Merger Agreement, dated January 14, 2003, among FSP Corp. and the Target REITs. The Merger Agreement provides for the merger of each Target REIT with and into FSP Corp., with FSP Corp. being the surviving corporation.

      The Merger Agreement provides that the Mergers will be effected at the time of the filing of the Certificates of Merger with the Secretary of State of the State of Delaware and with the State Department of Assessment and Taxation of the State of Maryland or at another date as may be specified in the Certificates of Merger. On the Effective Date, FSP Corp. will acquire by merger each Target REIT. The Target REIT Stockholders will be issued shares of FSP Common Stock in an offering exempt from registration under Section 4(2) of the Securities Act and Rule 506 of Registration D promulgated thereunder. The FSP Board expects that the Effective Date will be on or about May 1, 2003. The Mergers will not require any federal or state regulatory approvals.


The Parties

      FSP Corp. FSP Corp. is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust for federal income tax purposes. It is the successor to the FSP Partnership. On January 1, 2002, the Conversion became effective. Pursuant to the Conversion, the FSP Partnership ceased to exist, FSP Corp. succeeded to the business of the FSP Partnership and each unit of both general and limited partnership interests in the FSP Partnership was converted into one share of FSP Common Stock. As a result of the Conversion, FSP Corp. now holds, directly and indirectly, 100% of the interest in three former subsidiaries of the FSP Partnership: FSP Investments, FSP Property Management, and FSP Holdings.


      FSP Investments acts as a real estate investment firm and broker/dealer with respect to (a) Sponsored Entities, some of which were Sponsored Partnerships and some of which are Sponsored REITs, (b) the acquisition of real estate by the Sponsored Entities and (c) the sale of equity interests in the Sponsored Entities. FSP Investments derives revenue from commissions received in connection with the sale of equity interests in the Sponsored Entities. FSP Investments also derives revenue from fees paid by the Sponsored Entities for the services of FSP Investments in identifying, inspecting and negotiating to purchase real properties on behalf of the Sponsored Entities. The Mergers will not cause the Combined Company to incur any additional fees for management of its investments. FSP Investments is a registered broker/dealer with the Commission and is a member of the National Association of Securities Dealers, Inc. FSP Corp. has made an election to treat FSP Investments as a "taxable REIT subsidiary" for federal income tax purposes.

      FSP Property Management asset manages each Sponsored Entity and provides property management services or property accounting services to eight Sponsored Entities. FSP Property Management receives fee income from those Sponsored Entities that have not been acquired by FSP Corp. FSP Property Management does not receive any rental income. As a result of the Mergers, fee income received by FSP Property Management from the 13 Target REITs will be eliminated on the consolidated financial statements of the Combined Company for accounting purposes.

      As of December 31, 2002, FSP Corp. had sponsored 33 Sponsored Entities, 17 of which are Sponsored Partnerships and 16 of which are Sponsored REITs, and each of which owns or owned real property. In February 2003, FSP Corp. consummated the sale of the property owned by a Sponsored Partnership, thereby reducing to 16 the number of Sponsored Partnerships owning real property. FSP Holdings, which is a wholly-owned subsidiary of FSP Corp., is the general partner of each Sponsored Partnership. The FSP Partnership acquired all limited partners' interest in the Sponsored Partnerships pursuant to mergers effective January 1, 1999, January 1, 2000 and October 1, 2000. In connection with these mergers, the FSP Partnership issued units of the FSP Partnership to the limited partners of the Sponsored Partnerships. As a result of the Conversion, FSP Corp. is now the sole limited partner of each Sponsored Partnership. Reference in this Proxy Statement to FSP Corp.'s properties means the real properties owned by these Sponsored Partnerships.

      FSP Corp. holds a nominal interest in each of the Sponsored REITs through its ownership of 100% of the common stock of each Sponsored REIT. The preferred stock interests in each Sponsored REIT are held by investors who acquired their interests in an offering exempt from registration pursuant to Section 4(2) of the Securities Act and Regulation D promulgated thereunder. The Sponsored REITs include the 13 Target REITs. After the consummation of the Mergers, FSP Corp. will continue to own all of the interests in the 17 Sponsored Partnerships. The Target REITs will merge with and into FSP Corp., with FSP Corp. as the surviving corporation, and will therefore no longer exist after the consummation of the Mergers. The remaining three Sponsored REITs will be unaffected by the Mergers.


      FSP Corp. has two principal sources of revenue:

            o Investment banking income consisting of brokerage commissions and other related fees paid to FSP Investments in connection with the organization and offering of Sponsored Entities and loan origination fees paid in connection with loans to Sponsored Entities.

            o     Rental income from the real properties it owns.

      The principal executive offices of FSP Corp. are located at 401 Edgewater Place, Suite 200, Wakefield, Massachusetts 01880, and FSP Corp.'s telephone number is (781) 557-1300. FSP Corp. leases its executive offices.

      The Target REITs

      Each Target REIT is a privately-held real estate investment trust formed as a corporation under the laws of the State of Delaware for the purpose of acquiring, developing and operating a single real property.

      Forest Park. Forest Park holds an office building in Charlotte, North Carolina.

      The Gael. The Gael holds an apartment complex in Houston, Texas.

      Goldentop. Goldentop holds a research and development/office building in San Diego, California.

      Centennial. Centennial holds "flex" office buildings in Colorado Springs, Colorado.

      Meadow Point. Meadow Point holds an office building in Chantilly, Virginia.

      Timberlake. Timberlake holds office buildings in Chesterfield, Missouri.

      Federal Way. Federal Way holds office buildings in Federal Way,
Washington.

      Fair Lakes. Fair Lakes holds an office building in Fairfax, Virginia.

      Northwest Point. Northwest Point holds an office building in Elk Grove Village, Illinois.

      Timberlake East. Timberlake East holds an office building in Chesterfield, Missouri.

      Merrywood. Merrywood holds an apartment complex in Katy, Texas.

      Plaza Ridge I. Plaza Ridge I holds an office building in Herndon,
Virginia.

      Park Ten. Park Ten holds an office building in Houston, Texas.

      The principal executive offices of the Target REITs are located at 401 Edgewater Place, Suite 200, Wakefield, Massachusetts 01880, and the telephone number if (781) 557-1300. FSP Corp. leases the executive offices to the Target REITs.

Effect of the Mergers on Certain FSP Stockholders


      The following table sets forth certain information showing beneficial ownership of FSP Common Stock as of January 1, 2003, on a pro forma basis, as adjusted to reflect the issuance of approximately 25,000,091 shares of FSP Common Stock in the Mergers, by (i) each person known by FSP Corp. to own more than 5% of the outstanding shares of FSP Common Stock, (ii) each director of FSP Corp. and (iii) all directors and executive officers as a group as follows:

                                                                Percentage of
                                         Number of Shares      Outstanding FSP
                                        Beneficially Owned    Common Stock After
                                        After Consummation   Consummation of the
                                         of Mergers(1)(2)        Mergers (3)
                                         ----------------        -----------

Barry Silverstein....................     5,300,766.38              10.68%(4)
Dennis J.  McGillicuddy..............     2,583,493.58               5.21%
George J.  Carter....................       775,531.33               1.56%
Richard R.  Norris...................       259,055.99                  *
Barbara J.  Corinha..................        25,522.71                  *
Janet P.  Notopoulos.................        12,574.59                  *
All current directors and executive
officers as a group (8 persons)......     9,459,158.99              19.06%


----------
* Less than 1%.

(1) Beneficial ownership of FSP Common Stock is determined in accordance with the rules of the Commission, and includes shares for which the holder has sole or shared voting or investment power. FSP Corp. does not have any outstanding stock options or other securities convertible into FSP Common Stock. The inclusion herein of shares as beneficially owned does not constitute an admission of beneficial ownership.


(2) See Notes to table entitled "Beneficial Ownership of Voting Stock" on page 111 of this Proxy Statement.


(3) Based upon approximately 49,630,337 shares of FSP Common Stock which will be issued and outstanding after the consummation of the Mergers pursuant to the Merger Agreement.

(4) The FSP Board has exempted Mr. Silverstein from the Ownership Limit of 9.8% of Equity Securities of FSP Corp. to the extent that Mr. Silverstein's ownership exceeds the Ownership Limit as a result of the consummation of the Mergers. See "Description of FSP Corp. Capital Stock - Ownership Limit."

      As of the date of this Proxy Statement, FSP Corp. has no commitments to issue any capital stock to any of the persons listed above except as contemplated by the Merger Agreement. The FSP Board has exempted from the application of Section 3-602 of the MGCL (business combinations with interested stockholders and special voting requirements for such transactions) any business combination between FSP Corp. and any entity the syndication of which has been sponsored by FSP Corp., to the extent that Section 3-602 of the MGCL would otherwise be applicable by virtue of Mr. Silverstein being an "interested stockholder" (as the term is defined in Section 3-601 of the MGCL).

Votes Required


      FSP Corp. The affirmative vote of the holders of a majority of the shares of FSP Common Stock issued, outstanding and entitled to vote at the Meeting is required to approve the Merger Agreement, providing for the Mergers and the issuance of the Merger Consideration.

      The executive officers and directors of FSP Corp. hold an aggregate of 3,705,307.01 shares of FSP Common Stock, constituting approximately 15.04% of the outstanding shares of FSP Common Stock. The executive officers and directors have indicated that they intend to vote their respective shares in favor of the Merger Agreement.

      The Target REITs. The affirmative vote of the holders of a majority of the Target Stock in each of the Target REITs is also required to effectuate the applicable Mergers. If one or more Target REITs does not obtain the vote required for the consummation of the Merger with such Target REIT, FSP Corp. will not proceed with the Mergers of any other Target REIT. Each Target REIT will solicit the vote of its Target REIT Stockholders separately. The affirmative vote of the holders of a majority of the common stock in each Target REIT is also required to effectuate the applicable Merger. FSP Corp. is the sole stockholder of the common stock of each Target REIT, and will vote those shares in favor of the respective Mergers.


      Barry Silverstein and Dennis J. McGillicuddy, each a director of FSP Corp., own an aggregate of 601.25 and 229 shares of Target Stock, respectively. Such shares of Target Stock will convert into 4,130,961.11 and 1,586,343.29 shares of FSP Common Stock, respectively, upon consummation of the Mergers. Messrs. Silverstein and McGillicuddy have indicated that they intend to vote their respective shares of Target Stock in favor of the Merger Agreement.


      FSP Stockholders will incur substantial dilution to their voting power and percentage ownership in FSP Corp. due to the number of shares of FSP Common Stock being issued to the Target REIT Stockholders as a result of the Mergers. The Target REIT Stockholders will own approximately 50% of the voting power and percentage ownership in FSP Corp. following the consummation of the Mergers.


Board Approvals

      The FSP Board has voted to approve the Merger Agreement, providing for the Mergers and the issuance of the Merger Consideration.

      The Target Boards have each voted to approve the Merger Agreement, providing for the Mergers and the issuance of the Merger Consideration.

Accounting Treatment


      The Mergers will be treated as a purchase pursuant to Statement of Financial Accounting Standards No.141 "Business Combinations".

      FSP Corp. believes that the fair value of the real estate assets (appraised value of the properties) plus the other assets and liabilities of each Target REIT acquired is more readily determinable than the fair market value of the consideration being given by FSP Corp. in connection with the Mergers. The assets of each Target REIT are comprised principally of real estate assets. Each Target REIT's other assets and liabilities are those ordinarily occurring in real estate operations. The valuation of FSP Corp.'s stock is more complex as it is based on a model that includes both an investment banking business, which is transactional in nature, as well as an asset-driven real estate business.

      Accordingly, upon merger, the assets and liabilities of each Target REIT will be recorded at their fair values. The financial statements of FSP Corp. will reflect the consolidated operations of FSP Corp. and the Target REITs from the date of consummation of the Mergers.


Interests of Certain Persons in the Mergers

      A number of conflicts of interest are inherent in the relationships among the Target REITs, the Target Boards, FSP Corp., the FSP Board and their respective affiliates. These conflicts of interest include, among others:

            o George J. Carter, the President, Chief Executive Officer and a director of FSP Corp., is the President and a director of each Target REIT;

            o Barry Silverstein and Dennis J. McGillicuddy, each a director of FSP Corp., own an aggregate of 601.25 and 229 shares of Target Stock, respectively. Such shares of Target Stock will convert into 4,130,961.11 and 1,586,343.29 shares of FSP Common Stock, respectively, upon consummation of the Mergers;

            o Richard R. Norris, an Executive Vice President and a director of FSP Corp., is also a director and an Executive Vice President of each Target REIT;

            o Barbara J. Corinha, Vice President, Chief Operating Officer and a director of FSP Corp. is also Vice President, Chief Operating Officer, Treasurer, Secretary and a director of each Target REIT;

            o Janet P. Notopoulos, Vice President and a director of FSP Corp., is also a Vice President of each Target REIT; and

            o R. Scott MacPhee and William W. Gribbell, each an Executive Vice President of FSP Corp., is also each a director and an Executive Vice President of each Target REIT.


      No unaffiliated representatives were appointed to negotiate the terms of the Mergers on behalf of FSP Corp. Moreover, no committee of independent representatives was established to evaluate and approve the Mergers on behalf of FSP Corp. Under Maryland law, the FSP Board cannot delegate to a third party its fiduciary duties relating to the determination to approve or not approve the Mergers. Because all of the members of the FSP Board have significant conflicts of interest and none are, therefore, considered "independent", the FSP Board determined it could not establish a committee of independent representatives to evaluate and approve the Mergers on behalf of FSP Corp.

      Mr. Silverstein and Mr. McGillicuddy are the only officers or directors of FSP Corp. who are not also officers or directors of any Target REIT. The remainder of the officers and directors of FSP Corp. serve as a director and/or officer, in the positions listed above, of each Target REIT.

      Upon completion of the Mergers, Mr. Silverstein's percentage ownership interest will increase from 4.66% to 10.68%, Mr. McGillicuddy's percentage ownership interest will increase from 4.02% to 5.21%, and the percentage ownership of the current directors and executive officers as a group will increase from 15.04% to 19.06%.


      Except as described above, no director or executive officer of FSP Corp. who has served in such capacity since January 1, 2000, nor any associate of any of the foregoing persons, has any direct or indirect substantial interest in the Mergers. No affiliate of FSP Corp. and the Target REITs (other than each other) has any direct or indirect material interest in the Mergers.

Material United States Federal Income Tax Considerations

      The Mergers are intended to qualify as reorganizations within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). It is a condition to the closing of the Mergers that FSP Corp. shall have received an opinion from Hale and Dorr LLP to the effect that the Mergers should be treated for United States federal income tax purposes as reorganizations within the meaning of Section 368(a) of the Code and confirming in all material respects that, as of the Closing Date, the discussion set forth under the heading "Material United States Federal Income Tax Considerations" in the Proxy Statement and the Consent Solicitation/Offering Memorandum, including any opinions expressed therein, to the extent that it involves matters of law, is accurate. If the Mergers qualify as reorganizations, there will be no United States federal income tax consequences to FSP Corp. as a result of the Mergers.

Timing and Effectiveness of the Mergers


      The Effective Date of the Mergers is expected to occur on or about May 1, 2003.


Comparison of Ownership Rights

      The consummation of the Mergers will not change the existing rights of FSP Stockholders, although FSP Stockholders will experience immediate and substantial dilution.

Market Information


         There is no established public trading market for FSP Common Stock. The fair market value of FSP Common Stock as determined by the FSP Board was $14.75 per share as of December 31, 2002.

      As of January __, 2003, there were [740] holders of record of FSP Common Stock. This computation is based upon the number of record holders reflected in the corporate records of FSP Corp.


      FSP Corp. has declared a dividend of $0.31 per share of FSP Common Stock payable to stockholders of record as of January 24, 2003. Set forth below are the distributions per unit of limited partnership interest (each, a "FSP Unit") that the FSP Partnership or dividends per share of FSP Common Stock that FSP Corp., as the case may be, made in each quarter since the quarter ended March 31, 2000.

                                       Distribution Amount Per FSP Unit or
                                         Dividend Amount Per Share of
                 Quarter Ended                FSP Common Stock
                 -------------                ----------------

                    3/31/00                        $0.23
                    6/30/00                        $0.24
                    9/30/00                        $0.25
                   12/31/00                        $0.26
                    3/31/01                        $0.27
                    6/30/01                        $0.28
                    9/30/01                        $0.29
                   12/31/01                        $0.30
                    3/31/02                        $0.31
                    6/30/02                        $0.31
                    9/30/02                        $0.31
                   12/31/02                        $0.31
                    3/31/03                        $0.31


      While not guaranteed, FSP Corp. expects that cash dividends on FSP Common Stock comparable to FSP Corp.'s most recent quarterly dividend will continue to be paid in the future.

                      Equity Compensation Plan Information

      The following table provides information about FSP Common Stock that may be issued under all of FSP Corp.'s equity compensation plans as of January 1, 2003. FSP Corp. only has one equity compensation plan, the 2002 Stock Incentive Plan. FSP Corp.'s stockholders approved this plan in May 2002.

                                                                                                    (c)
                                                                                           Number of Securities
                                                                                           Available for Future
                                            (a)                          (b)               Issuance Under Equity
                                Number of Securities to be    Weighted-Average Exercise     Compensation Plans
                                  Issued Upon Exercise of       Price of Outstanding       (Excluding Securities
                                   Outstanding Options,               Options,             Reflected in Column
         Plan Category           Warrants and Rights(1)(2)       Warrants and Rights             (a)(1)(2)
         -------------           -------------------------       -------------------             ---------

Equity Compensation Plans
Approved by Security Holders ....         None (3)                     N/A                     1,956,001.46

Equity Compensation Plans Not
Approved by Security Holders ....         None                         N/A                              N/A
                                          ----                         ---                     ------------

Total............................         None                         N/A                     1,956,001.46
                                          ====                         ===                     ============

(1) The number of shares is subject to adjustments in the event of stock splits and other similar events.

(2) The 2002 Stock Incentive Plan provides for the granting of awards consisting of shares of FSP Common Stock without reference to vesting periods.

(3) An aggregate of 43,998.54 shares of FSP Common Stock were issued to R. Scott MacPhee, an Executive Vice President of FSP Corp. and an Executive Vice President of each Target REIT, in July 2002 under the 2002 Stock Incentive Plan.

Independent Accountants

      It is expected that a representative of PricewaterhouseCoopers LLP, FSP Corp.'s independent accountants, will be present at the Meeting and will be available to respond to appropriate questions from FSP Stockholders and to make a statement if he or she desires to do so.

      In September 2002, Fair Lakes consented to an assignment of its lease with PricewaterhouseCoopers LLP to International Business Machines Corporation, but PricewaterhouseCoopers LLP remains obligated for payments under the lease. PricewaterhouseCoopers LLP has informed FSP Corp. that if the Merger between FSP Corp. and Fair Lakes is consummated, PricewaterhouseCoopers LLP will no longer be considered "independent" in connection with providing auditing services to FSP Corp. At that time, FSP Corp. will have to either release PricewaterhouseCoopers LLP from its obligation under the lease or choose another independent accountant.

Expenses of the Mergers

      The expenses payable by FSP Corp. in connection with the Mergers are estimated to be $900,000.

                     BACKGROUND AND REASONS FOR THE MERGERS

History of FSP Corp. and the Target REITs

      FSP Corp., a Maryland corporation, is the successor to the FSP Partnership. Pursuant to the Conversion, the FSP Partnership ceased to exist, FSP Corp. succeeded to the business of the FSP Partnership. As a result of the Conversion, FSP Corp. now holds, directly and indirectly,

100% of the interest in three former subsidiaries of the FSP Partnership: FSP Investments, FSP Property Management, and FSP Holdings.


      FSP Investments acts as a real estate investment firm and broker/dealer with respect to (a) the organization of investment vehicles which are Sponsored Entities, some of which were Sponsored Partnerships and some of which are Sponsored REITs, (b) the acquisition of real estate by the Sponsored Entities and (c) the sale of equity interests in the Sponsored Entities. As a result of the Mergers, income and expenses directly related to the four Target REITs that were syndicated in 2002 will be eliminated on the pro forma consolidated financial statements of the Combined Company for accounting purposes.

      FSP Property Management manages, either directly or through a third party, each Sponsored Entity. FSP Property Management receives fee income from those Sponsored Entities that have not been acquired by FSP Corp. FSP Property Management does not receive any rental income. As a result of the Mergers, fee income received by FSP Property Management and expenses paid by the 13 Target REITs will be eliminated on the pro forma consolidated financial statements of the Combined Company for accounting purposes.

      FSP Corp. holds all of its interests in real property through the 17 Sponsored Partnerships that it has acquired, each of which owns or owned real property. FSP Holdings, which is a wholly-owned subsidiary of FSP Corp., is the general partner of each Sponsored Partnership, and FSP Corp. is the sole limited partner of each Sponsored Partnership.

      FSP Corp. holds a nominal interest in each of the Sponsored REITs through its ownership of 100% of the common stock of each Sponsored REIT. The preferred stock interests in each Sponsored REIT are held by investors who acquired their interests in an offering exempt from registration pursuant to Section 4(2) of the Securities Act and Regulation D promulgated thereunder. As of December 31, 2002, FSP Investments had consummated the offering of 16 Sponsored REITs, which include the 13 Target REITs. After the consummation of the Mergers, the Target REITs will merge with and into FSP Corp., with FSP Corp. as the surviving corporation, and will therefore no longer exist after the consummation of the Mergers. The remaining four Sponsored REITs will be unaffected by the Mergers. Also unaffected by the Mergers, except for the elimination of any intercompany transactions, are the 17 Sponsored Partnerships, FSP Investments, FSP Holdings and FSP Property Management.

      Set forth below is information regarding each of the existing Sponsored Partnerships, each of which has been acquired by FSP Corp., and the Sponsored REITs.

                             SPONSORED PARTNERSHIPS


                                                                                                       Percentage of
                          Total Gross                                                                Rentable Square
                          Proceeds of                                                                 Feet Leased as
           Name             Offering        Property Location               Property Type              of 12/31/02
           ----             --------        -----------------               -------------              -----------

Essex                     $12,300,000    Houston, Texas                   Apartments                        99%
Reata                      13,000,000    Houston, Texas                   Apartments                        96%
One Technology Drive       10,925,000    Peabody, Massachusetts           Warehouse/Distribution Ctr.       100%
North Andover              10,000,000    North Andover, Massachusetts     Office                            97%
Weslayan Oaks (1)           5,400,000    Houston, Texas                   Apartments                        96%
Park Seneca                 9,000,000    Charlotte, North Carolina        Office                            78%
Santa Clara                 8,700,000    Santa Clara, California          Office                            100%
Piedmont Center            13,500,000    Greenville, South Carolina       Office                            62%
Silverside Plantation      21,800,000    Baton Rouge, Louisiana           Apartments                        97%
Hillview Center             6,100,000    Milpitas, California             Office/R&D                        100%
Telecom Business Center    18,450,000    San Diego, California            Office/R&D                        100%
Southfield Centre          18,500,000    Southfield, Michigan             Office                            85%
Blue Ravine                 7,000,000    Folsom, California               Office                            100%
Bollman Place               7,000,000    Savage, Maryland                 Warehouse/Distribution Ctr.        0%
Austin N.W.                12,300,000    Austin, Texas                    Office                            100%
Gateway Crossing           24,000,000    Columbia, Maryland               Flex Office                       94%
Lyberty Way                11,125,000    Westford, Massachusetts          Office                            100%

(1) Property held by Sponsored Partnership sold on February 7, 2003

                                 SPONSORED REITS

                                                                                                  Percentage of
                       Total Gross                                                               Rentable Square
                       Proceeds of                                                                Feet Leased as
           Name          Offering          Property Location               Property Type           of 12/31/02
           ----          --------          -----------------               -------------             ---------
Forest Park             $7,800,000    Charlotte, North Carolina        Office                          87%
The Gael                21,250,000    Houston, Texas                   Apartments                      98%
Goldentop               23,150,000    San Diego, California            R&D/Office                      100%
Centennial              15,800,000    Colorado Springs, Colorado       Flex Office                     100%
Willow Bend             20,600,000    Plano, Texas                     Office                          100%
Meadow Point            25,750,000    Chantilly, Virginia              Office                          100%
Timberlake              51,500,000    Chesterfield, Missouri           Office                          100%
Federal Way             20,000,000    Federal Way, Washington          Office                          100%
Fair Lakes              48,000,000    Fairfax, Virginia                Office                          100%
Northwest Point         37,250,000    Elk Grove Village, Illinois      Other                           100%
Timberlake East         25,000,000    Chesterfield, Missouri           Office                          92%
Merrywood               20,600,000    Katy, Texas                      Apartments                      95%
Plaza Ridge I           40,000,000    Herndon, Virginia                Office                          100%
Park Ten                27,500,000    Houston Texas                    Office                          100%
Montague                33,400,000    San Jose, California             Office                          100%
Addison Circle          63,600,000    Addison, Texas                   Office                          100%
TOTAL:                $690,300,000


      Each of the Target REITs holds its property on an unleveraged basis, and each has paid dividends from property operations to its investors in every quarter since inception.

Background of the Mergers

      At a meeting of the FSP Board on July 19, 2002, the management of FSP Corp. presented a report on operating expenses, including the expenses of managing the Sponsored REITs. Messrs. Silverstein and McGillicuddy, who were attending their first meeting of the FSP Board, noted that FSP Corp.'s predecessor, the FSP Partnership, had acquired Sponsored Entities; they inquired whether an acquisition by FSP Corp. of Sponsored Entities would be feasible and whether such an acquisition might cause a reduction in the percentage that operating expenses constitute of revenue, an increase in FSP Corp.'s revenue stream from rental income and/or might produce other benefits.

      As a result of these inquiries, management of FSP Corp. began to analyze the potential benefits of acquiring the Target REITs and in late July instructed its counsel, Hale and Dorr LLP, to explore the feasibility of such an acquisition. Hale and Dorr LLP reported in August that such an acquisition was feasible. FSP Corp. engaged A.G. Edwards to advise it on the reasonableness of the methodology to be used by management in recommending the amount of merger consideration if a transaction were to be proposed.

      Those members of FSP Corp.'s management who are also members of the Target REIT Boards began to analyze the potential benefits of a merger transaction to the Target REITs and indicated that they would entertain an acquisition proposal. The Target REIT Boards engaged the Appraisers to furnish the Appraisals.


      In late August the management of FSP Corp. and the management of the Target REITs (who are the same persons) reached an agreement amongst themselves on a methodology to value the proposed transaction. Because the same persons serve in the senior management of FSP Corp. and the Target REITs, no true negotiations occurred. The members of senior management attempted in good faith to fulfill their duties to each of the entities involved. On October 1, 2002, A.G. Edwards delivered its report to the management of FSP Corp.

      On December 16, 2002, Messrs. Carter, McGillicuddy, Norris and Silverstein met in Sarasota, Florida to discuss the proposed transaction. Mses. Corinha and Notopolulos determined that their presence was not needed at this meeting as each one had intimate knowledge of the proposed transaction due to their respective roles as executive officers of FSP Corp. Moreover, no formal vote of the FSP Board was scheduled to be taken at this meeting. During the course of the day-long meeting, Messrs. McGillicuddy, Silverstein and Norris asked numerous questions of Mr. Carter relating to the anticipated benefits of the proposed transaction, the proposed detriments of the proposed transaction, the valuation methodology used by FSP Corp.'s management to arrive at the Merger Consideration and the report prepared by A.G. Edwards. Messrs. Carter, McGillicuddy, Norris and Silverstein engaged in several discussions of these matters during the course of the meeting.


      From December 17, 2002 through January 9, 2003, the members of the FSP Board discussed the proposed transaction via telephone and e-mail with each other and members of FSP Corp.'s management.


      In late December the management of FSP Corp. and the Target REITs reached agreement amongst themselves on the amount of Merger Consideration that would be paid and the terms of the Merger Agreement. Because the same persons serve in the senior management of FSP Corp. and the Target REITs, no true negotiations occurred. The members of senior management attempted in good faith to fulfill their duties to each of the entities involved.


      At a telephonic meeting of the FSP Board held on January 10, 2003, Mr. Carter presented an analysis of the anticipated benefits of the proposed transaction and reviewed the methodology used in ariving at the amount of the Merger Consideration. Mr. Carter also reviewed the conclusions of the report prepared by A.G. Edwards. Representatives of Hale and Dorr LLP reviewed with the FSP Board the material terms of the Merger Agreement and the FSP Board's fiduciary duties. After considering these presentations and the report from A.G. Edwards and after engaging in further discussions of the benefits and detriments of the proposed transactions, the FSP Board unanimously voted to approve the Merger Agreement and the transactions contemplated thereby, determined that the Mergers, taken as a whole, are fair to the FSP

Stockholders and resolved to recommend that the FSP Stockholders vote to approve the Mergers. All persons participating on the call could hear each other at all times.

      Following this meeting, the Target Boards executed unanimous written consents of directors in lieu of a meeting, whereby each Target Board unanimously approved the Merger Agreement and the transactions contemplated thereby, determined that the Mergers, taken as a whole, were fair to its Target REIT and resolved to recommend that the Target REIT Stockholders of its Target REIT vote to approve the Mergers.

Reasons for the Mergers

      FSP Corp. The FSP Board unanimously determined that the Merger Agreement, providing for the Mergers and the issuance of FSP Common Stock in exchange for Target Stock, is fair to, and in the best interests of, FSP Corp. and the FSP Stockholders. No director affiliated with the Target REITs abstained from voting.

      The decision was based on several potential benefits of the Mergers that the FSP Board believes will contribute to the success of the Combined Company. These potential benefits include:

            o The Combined Company's real estate portfolio will be substantially larger and more diverse both geographically and by tenant business than that of FSP Corp., reducing the dependence of an investment in the Combined Company on the performance of a smaller group of assets.

            o The Combined Company's business will generate a greater percentage of its revenues from rentals from real properties and a lesser percentage from real estate investment banking/brokerage activities, constituting a more stable income stream than that currently received by FSP Corp.

            o The Combined Company's larger portfolio of real estate may produce economies of scale, increase its purchasing power relating to goods and services and reduce the percentage that expenses constitute of gross revenue.


            o The Combined Company's increased asset base should give FSP Corp. the flexibility to increase its $50,000,000 line of credit, enabling the Combined Company to finance the acquisition of real property for itself or to provide larger loans to Sponsored Entities to finance their acquisition of real property.


            o The Combined Company's larger portfolio of real properties and larger equity capitalization should increase the likelihood that the Combined Company may eventually be able to provide liquidity for its equity investors through the public markets.

      The FSP Board reviewed a number of factors in evaluating the Merger Agreement, providing for the Mergers and the issuance of the Merger Consideration, including, but not limited to, the following: (i) management's view of the financial condition, results of operations and business of FSP Corp. and each of the Target REITs before and after giving effect to the Mergers, (ii) the differences and similarities between the business and operating strategies of FSP Corp. and each of the Target REITs,
(iii) historical financial information concerning the real estate properties owned by FSP Corp. and each of the Target REITs, (iv) current conditions in the REIT market generally, (v) the consideration the Target REIT Stockholders would receive in the Mergers, (vi) the belief that the terms of the Merger Agreement are reasonable, (vii) the impact of the Mergers on the FSP Stockholders, potential investors and employees, (viii) the advice received by the FSP Board from A.G. Edwards that it believes the methodology used by the FSP Board to estimate hypothetical values of FSP Corp. and the Combined Company is not unreasonable and (ix) the Appraisals obtained by each Target REIT.


      The FSP Board also identified and considered a number of potentially negative factors in its deliberations concerning the Merger Agreement, providing for the Merger and the issuance of the Merger Agreement, including the following: (i) conflicts of interest inherent between the directors and officers of FSP Corp. and the directors and officers of the Target REITs, (ii) the risks that the benefits sought to be achieved by the Mergers may not be realized,
(iii) the immediate and substantial dilution by approximately 50% of voting power and percentage ownership to the FSP Stockholders and (iv) the possibility that the real estate holdings of the Target REITs would decline in value.


      The FSP Board concluded, however, that, on balance, the potential benefits of the Mergers to FSP Corp. and the FSP Stockholders outweighed the associated risks. The discussion of the information and factors considered by the FSP Board is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the Merger Agreement, providing for the Mergers and the issuance of the Merger Consideration, the FSP Board did not find it practicable to, and did not quantify or otherwise assign relative weight to, the specific factors considered in reaching its determination.


      The affirmative vote of the holders of a majority of the shares of FSP Common Stock issued, outstanding and entitled to vote at the Meeting is required to approve the Merger Agreement.


      The FSP Board believes that the Merger Agreement is in the best interests of FSP Corp. and the FSP Stockholders and recommends a vote FOR approval of the Merger Agreement.

      The Target REITs. The Target Boards each unanimously concluded that the Merger Agreement, providing for the Merger and the issuance of the Merger Consideration is fair to, and in the best interests of, the Target REITs and the Target REIT Stockholders.

      The decision to approve the Merger Agreement is based upon the Target Boards' respective beliefs that (i) the Merger Consideration being offered for the Target Stock constitutes fair consideration for the Target Stock, (ii) the reduced dependence on the performance of investment in a particular asset would reduce the risk to the Target REIT Stockholders of a decline in a particular real estate market, (iii) the Target REITs' real estate holdings complement those of FSP Corp., and (iv) the Mergers would provide Target REIT Stockholders with an equity interest in a company whose stock is registered under the Exchange Act, which may in the future provide the Target REIT Stockholders with liquidity for their investment.

      The decision of the individual Target Boards to approve the Merger Agreement resulted from such Target Board's careful consideration of a range of strategic alternatives, including the continuation of such Target REIT, the liquidation of such Target REIT and the creation or support of a secondary market for the Target Stock of such Target REIT through limited cash tender offers or repurchase programs sponsored by such Target REIT. The Target Boards considered a number of factors in evaluating the Mergers, including the following: (i) the Appraisals obtained by each Target REIT, (ii) identifying the strategic alternative that would provide the greatest value to the Target REIT Stockholders, (iii) the potential for a future market for FSP Common Stock, (iv) the relative likelihood of completing the Mergers, (v) the relative risks to the respective Target REITs' business if the Mergers were not completed and (vi) a review of the current and prospective business environment for REITs.

      The Target Boards also considered a number of potentially negative factors in their deliberations concerning the Mergers, including: (i) conflicts of interest inherent between the directors and officers of FSP Corp. and the directors and officers of the Target REITs, (ii) the risk that the Mergers might not be consummated, (iii) the lack of a public market for FSP Common Stock, (iv) the increased risk to the value of the Target REIT Stockholders' investment given that the Combined Company's revenues would be derived from a greater number of real estate properties and (v) the risk that the benefits sought to be achieved by the Mergers would not be realized.

      Each Target Board concluded, however, that, on balance, the potential benefits of the Mergers to its Target REIT and its Target REIT Stockholders outweighed the associated risks. The discussion of the information and factors considered by the Target Boards is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the Merger Agreement and the Merger Consideration, the Target Boards did not find it practicable to, and did not, quantify or otherwise assign relative weight to the specific factors considered in reaching its determination.

Consequences if Mergers not Completed

      If the Mergers are not completed, FSP Corp. and the Target REITs will continue to operate as separate legal entities with their own assets and liabilities. There will be no change in their investment objectives, policies and restrictions.

                              THE MERGER AGREEMENT

      The following is a summary of the material provisions of the Merger Agreement, a copy of which is set forth as Appendix A to this Proxy Statement and is incorporated herein by reference.

The Mergers


      Subject to the terms and conditions of the Merger Agreement, on the Effective Date FSP Corp. will acquire by merger each Target REIT. The FSP Board expects that the Effective Date will be on or about May 1, 2003.

      The following chart sets forth the number of shares of FSP Common Stock to be received as Merger Consideration on the Effective Date by Target REIT Stockholders for each share of Target Stock of the respective Target REIT. FSP Corp. will issue the Merger Consideration to Target REIT Stockholders in private placements, exempt from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. FSP Corp. expects to issue fractional shares of FSP Common Stock as Merger Consideration.


                                       Shares of FSP
                                        Common Stock        Total Shares of FSP
                 Total Number of     Issuable in Exchange  Common Stock Issuable
                 Shares of Target      for Each Share of      to Target REIT
  Target REIT    Stock Outstanding       Target Stock          Stockholders
  -----------    -----------------       ------------          ------------

Forest Park            78                 7,299.59               569,368.02

The Gael               212.50             6,975.59             1,482,312.88

Goldentop              231.50             7,302.58             1,690,547.27

Centennial             158                6,905.56             1,091,078.48

Meadow Point           257.50             6,983.25             1,798,186.88

Timberlake             515                6,787.12             3,495,366.80

Federal Way            200                6,779.66             1,355,932.00

Fair Lakes             480                6,805.36             3,266,572.80

Northwest Point        372.50             6,779.66             2,525,423.35

Timberlake East        250                6,830.85             1,707,712.50

Merrywood              206                6,854.51             1,412,029.06

Plaza Ridge I          400                6,822.03             2,728,812.00

Park Ten               275                6,824.54             1,876,748.50

      None of the shares of FSP Common Stock to be issued as Merger Consideration to the Target REIT Stockholders will be placed into escrow or otherwise withheld as a source of potential compensation to FSP Corp. should the Combined Company discover, after the consummation of the Mergers, that any of the Target REITs incurred any undisclosed liabilities prior to the consummation of the Mergers.


      Consummation of the Mergers is subject to a number of conditions and will not occur unless, among other things, holders of a majority of the shares of Target Stock of each Target REIT vote to approve the Mergers.


      The following table sets forth: (i) the value ascribed to each Target REIT for purposes of the Merger Consideration, and (ii) the sum of the appraised value of the property held by each Target REIT and the estimated cash reserve balances as of September 30, 2002.

      Target REIT              Value Ascribed               Appraised Value (1)
      -----------              --------------               ---------------

      Forest Park              $8,398,178.30                   $7,980,000

      The Gael                 $21,864,114.98                 $19,475,000

      Goldentop                $24,935,572.23                 $23,650,000

      Centennial               $16,093,407.58                 $14,120,000

      Meadow Point             $26,523,256.48                 $23,600,000

      Timberlake               $51,556,660.30                 $44,025,000

      Federal Way              $19,999,997.00                 $17,050,000

      Fair Lakes               $48,181,948.80                 $41,200,000

      Northwest Point          $37,249,994.41                 $31,650,000

      Timberlake East          $25,188,759.38                 $21,675,000

      Merrywood                $20,827,428.64                 $18,000,000

      Plaza Ridge I            $40,249,977.00                 $34,525,000

      Park Ten                 $27,682,040.38                 $23,750,000

      (1) As of September 30, 2002, includes cash reserve balances and amounts have been rounded to the nearest $25,000.

Representations and Warranties

      In the Merger Agreement, FSP Corp. has made various representations and warranties to each Target REIT, including representations and warranties relating to (i) the due organization of FSP Corp. and its authority to enter into the Merger Agreement, (ii) the absence of the need (except as specified) for third-party or governmental consents to the Mergers, (iii) the Mergers' nonviolation of laws and material agreements, (iv) FSP Corp.'s capitalization,
(v) the due authorization of the FSP Common Stock to be issued in the Mergers,
(vi) financial statements, (vii) required filings with the SEC, (viii) taxes,
(ix) full disclosure and (x) the absence of material litigation.

      In addition, each Target REIT has made various representations and warranties to FSP Corp., including (i) the due organization of the Target REIT,
(ii) its authority to enter into the Merger Agreement, (iii) the absence of the need (except as specified) for third-party or governmental consents to its Merger and its Merger's nonviolation of laws and material agreements, (iv) financial statements, (v) full disclosure, (vi) the absence of defaults under material agreements, (vii) the absence of material litigation, (viii) title to assets and properties and the absence of environmental liabilities, (ix) taxes,
(x) the leases of its real property and (xi) its qualification as a real estate investment trust for federal income tax purposes.

Covenants

      Each of the parties has agreed to use its reasonable best efforts to take all actions necessary to consummate the transactions contemplated by the Merger Agreement. FSP Corp. has agreed that the FSP Board will recommend that FSP Stockholders vote in favor of the Merger Agreement. Each Target REIT has agreed that its respective Target Board will recommend that its respective Target REIT Stockholders vote in favor of the Merger Agreement.


      The executive officers and directors of FSP Corp. hold an aggregate of 3,705,307.01 shares of FSP Common Stock, constituting approximately 15.04% of the outstanding shares of FSP Common Stock. The executive officers and directors have indicated that they intend to vote all of their respective shares in favor of the Merger Agreement.


      Barry Silverstein and Dennis J. McGillicuddy, each a director of FSP Corp., own an aggregate of 601.25 and 229 shares of Target Stock, respectively. Such shares of Target Stock will convert into 4,130,961.11 and 1,586,343.29 shares of FSP Common Stock, respectively, upon consummation of the Mergers. Messrs. Silverstein and McGillicuddy have indicated that they intend to vote their respective shares of Target Stock in favor of the Merger Agreement.

Conduct of Business Pending the Effective Date

      Each Target REIT and FSP Corp. has agreed that, prior to the Effective Date or the earlier termination of the Merger Agreement, it will carry on its business in the ordinary course in substantially the same manner as previously conducted and will use its reasonable efforts to preserve intact its present business organization and goodwill, maintain permits, licenses and authorizations and preserve its relationship with third parties. The Merger Agreement permits each Target REIT and FSP Corp. to declare prior to the Effective Date, consistent with past custom and practice, dividends to the pre-Merger Target REIT Stockholders or pre-Merger FSP Stockholders, as the case may be, in respect of each entity's operating results for periods prior to the Effective Date. Pursuant to the Merger Agreement, FSP Corp. has assumed the obligation to pay any dividends declared but not paid by the Target REITs prior to the consummation of the Mergers.

Conditions Precedent to the Mergers

      The respective obligations of each party to effect the Mergers are subject to the fulfillment on or before the Effective Date of the following conditions:


      (a) the approval of the Merger Agreement and the Mergers by the affirmative vote of the holders of a majority of the shares of FSP Common Stock issued, outstanding and entitled to vote at the Meeting;


      (b) the approval of the Merger Agreement and the Mergers by the affirmative vote of the holders of a majority of Target Stock of each Target REIT;

      (c) FSP Corp. must reasonably believe that the number of Target REIT Stockholders who are Non-Accredited Investors does not exceed 35 and that each such Non-Accredited Investor has, either alone or with his/her/its purchase representative, such knowledge and experience in business and financial matters that he/she/it is capable of evaluating the merits and risks of FSP Common Stock;

      (d) the parties must receive all necessary consents, waivers, approvals, authorizations or orders required to be obtained and the making of all filings required to be made by any of the parties for the authorization, execution and delivery of the Merger Agreement and the consummation of the transactions contemplated thereby on or before (and remaining in effect at) the Effective Date;

      (e) there shall not have occurred any material adverse change in the overall business or prospects of any of the Target REITs or FSP Corp. or in the tax or other regulatory provisions applicable to the Target REITs, FSP Corp. or the Combined Company, and the FSP Board shall not have become aware of any facts that, in its reasonable judgment, have or may have a material adverse effect on the Target REITs and FSP Corp., taken as a whole, the Mergers or the value of the Combined Company;

      (f) receipt, on or prior to the Effective Date, by FSP Corp. of an opinion from FSP Corp's outside legal counsel, Hale and Dorr LLP, to the effect that the Mergers should be treated for federal income tax purposes as reorganizations within the meaning of Section 368(a) of the Internal Revenue Code and confirming that in all material respects, as of the Closing Date, the discussion set forth under "Material United States Federal Income Tax Considerations", including any opinions expressed therein, to the extent that it involves matters of law, is accurate;

      (g) delivery by the President and Chief Executive Officer of FSP Corp. and the President of each of the Target REITs of certificates to the effect that there have been no material adverse changes in the financial condition of such entity prior to the consummation of the Mergers;

      (h) there having been no statute, rule, order, or regulation enacted or issued by the United States or any State thereof, or by a court, which prohibits the consummation of the Mergers; and

      (i) the representations of each of FSP Corp. and the Target REITs set forth in the Merger Agreement shall be true and complete in all material respects as of the Closing Date.


      The conditions described in clauses (c), (d), (e) and (g) above may be waived by the FSP Board in whole or in part if, in the opinion of the FSP Board, such waiver does not materially affect the terms of the transaction. In the event of such a waiver, FSP Corp. will promptly notify all FSP Stockholders of such waiver. If the waiver has a material adverse effect on the FSP Stockholders, FSP Corp. will resolicit shareholder approval of the Mergers and the Merger Agreement. Certain of the conditions to the consummation of the Mergers are beyond the control of FSP Corp., the Target REITs and the Target Boards; consequently, there can be no assurance that the Mergers will occur.


Termination

      The Merger Agreement may be terminated, and the Mergers may be abandoned, at any time before the Effective Date, notwithstanding approval of the Merger Agreement by the FSP Stockholders and/or Target REIT Stockholders.

      (a) by the mutual written consent of FSP Corp. and each Target REIT;

      (b) by either FSP Corp. or any Target REIT if the Mergers have not been consummated by July 31, 2003 (which date may be extended by mutual agreement of the parties); or

      (c) by either FSP Corp. or any Target REIT if the conditions to the Mergers set forth in the Merger Agreement are not satisfied or waived.

      If a material casualty occurs with respect to the property owned by a particular Target REIT, the FSP Board has the right to terminate the Merger Agreement with respect to that Target REIT and to consummate the Mergers with the remaining Target REITs.

Effect of Termination

      If the Merger Agreement is terminated, there will be no liability or obligation on the part of any party thereto or its respective affiliates, partners, directors or officers, except for payment of expenses each party is liable for and to the extent that such termination results from the willful breach of a party thereto of any of its representations, warranties, covenants or agreements made in or pursuant to the Merger Agreement.

                             FAIRNESS OF THE MERGERS

Conclusions of the FSP Board


      The FSP Board believes that the terms of the Merger Agreement, when considered as a whole, are fair to FSP Corp. and the FSP Stockholders and the Merger Consideration offered in exchange for the Target Stock constitutes fair consideration for the interests of the Target REIT Stockholders. This section discusses the factors upon which the FSP Board has based its conclusions as to the fairness of the Merger Agreement and the Merger Consideration and should be carefully reviewed by you. The FSP Board did not find it practicable to, and did not attempt to, quantify the relative importance of these factors, but has, where appropriate, noted which of the factors support or detract from its belief as to the fairness of the Merger Agreement and the Merger Consideration to FSP Corp. and FSP Stockholders.


Determination of Merger Consideration


      Methodology Used to Determine Merger Consideration. The FSP Board believes that the methods used to determine the Merger Consideration are fair to FSP Corp. and FSP Stockholders. The FSP Board, however, has significant conflicts of interest; consequently, the determination of the Merger Consideration was not the product of negotiation. In addition, because there is no public market for the stock of FSP Corp., the Target REITs or the Combined Company, the relative values of the companies can only be estimated. Because of these circumstances, the FSP Board concluded that there was no mechanical formula that it could apply to determine the Merger Consideration. The FSP Board considered the factors set forth below and exercised its reasonable judgment to determine an amount of Merger Consideration that it believes is fair to the FSP Stockholders and will be acceptable to a majority of both the FSP Stockholders and the Target REIT Stockholders of each Target REIT. In concluding that the Merger Consideration is fair, the FSP Board relied in part on the advice provided by A.G. Edwards that the methodology (which did not involve the application of a specific formula) used by FSP Corp's management to estimate hypothetical values is not unreasonable.

      The FSP Board recognizes there are alternative methods to value the proposed Mergers. The FSP Board determined, in good faith and after taking into account FSP Corp.'s status as a REIT, that the most reasonable method was to use the "enterprise" or "on-going concern" method. This method, which uses a CAD (or cash available for distribution) multiple, is a commonly accepted valuation approach used by comparable companies with publicly traded securities. Although neither FSP Corp. nor any of the Target REITs is a publicly traded company, the FSP Board determined that the "enterprise" or "on-going concern" method was still the most reasonable method to use as it is the method used by most other REITs. Moreover, this method was the method previously used by FSP Corp.'s predecessor-in-interest, the FSP Partnership, to value itself and its targets in conection with the acquisition of Sponsored Entities. For all these reasons, the FSP Board did not consider any other method in valuing the proposed Mergers. In determining the allocation of the Merger Consideration among the stockholders of the Target REITs, the FSP Board and FSP Corp.'s management took the individual Appraisals of the real estate owned by the Target REITs into consideration, but used the Appraisals only as guides in making the allocation.

      Management's Forecasts. FSP Corp.'s management prepared financial forecasts in order to determine a range of estimated hypothetical values of FSP Corp. prior to the Mergers and of the Combined Company following the consummation of the Mergers. The financial information underlying these forecasts for FSP Corp. and the Combined Company is set forth in the "Valuation Overview" (attached hereto as Appendix D). The financial information analyzed by FSP Corp. for both FSP Corp. and the Target REITs consisted of the following financial elements:

      CAD;

      Interest income on excess cash held by FSP Corp. and the Target REITs;

      Multiples of CAD commonly used in valuing REITs; and

      Excess cash held by FSP Corp. and the Target REITs.

      CAD represents the estimated cash available for distribution for each of FSP Corp. and the Target REITs determined as of August 15, 2002. Interest income on excess cash represents the (i) estimate of the amount of interest as a percentage paid (based on a monthly average on August 15, 2002, the date of the forecasts) and (ii) the current excess cash of $13.5 million held by FSP Corp. and the amount of cash held respectively by each Target REIT on August 15, 2002, the date of the forecasts. The multiples of CAD commonly used in valuing REITs are multiples derived from standard practice in the REIT industry. FSP Corp.'s management determined that, based on the set of assumptions of CAD multiples and financial forecasts, the Combined Company merited a greater CAD multiple than FSP Corp. because the Combined Company would have a higher relative percentage of rental revenue as opposed to transactional revenue and such rental revenue backed by real estate assets is generally more stable than transactional revenue. Excess cash represents (i) cash balances from operations in excess of current operating expenses and (ii) cash balances established during the original syndication of each Sponsored Entity as capital reserves. The amount of excess cash included in the forecasts was as of August 15, 2002, the date of the forecasts.

      In preparing these financial forecasts, FSP Corp. assumed (i) a modest growth in the level of gross proceeds raised by Sponsored REITs in syndicated offerings from 2002 to 2003 and (ii) rental revenue and net income from rental operations of FSP Corp. and the Target REITs that would be consistent with prior years.

         Range of Estimated Values. FSP Corp.'s management used these forecasts to determine a range of estimated hypothetical enterprise values of FSP Corp. prior to the consummation of the Mergers and of the Combined Company following the consummation of the Mergers. FSP Corp.'s management determined these ranges by applying multiples of 11, 12 and 13.3 to FSP Corp.'s estimated 2002 CAD (not giving effect to the Mergers) and to the Combined Company's twelve-month pro forma CAD. These multiples are representative of the ranges of multiples applied to estimated 2002 and 2003 CAD for office REITs, apartment REITs and industrial REITs, as set forth in Exhibit B to A.G. Edwards' report attached hereto as Appendix C. Next, FSP Corp.'s management applied market discounts of 5% and 10% to each of the enterprise values derived from the CAD multiples discussed above. FSP Corp.'s management considered these market discounts to constitute a reasonable range of discounts to reflect the lack of liquidity of FSP Common Stock. FSP Corp.'s predecessor-in-interest, the FSP Partnership, used the same range of discounts in valuing itself in connection with the acquisition of Sponsored Entities.

      The estimated hypothetical values produced by FSP Corp.'s management and set forth in the Valuation Overview resulted in a range of estimated hypothetical value for FSP Corp. of $328 million to $416 million and a range of estimated hypothetical value for the Combined Company of $642 million to $815 million. In determining the Merger Consideration to recommend to the FSP Board, FSP Corp.'s management reviewed its forecasts as discussed herein and also considered the Appraisals of the Target REITs in recommending allocations of the Merger Consideration among the Target REITs. At no time did FSP Corp.'s management use a mechanical formula to determine either the value of FSP Corp., the Target REITs or the Combined Company.


Fairness of the Merger Consideration


      Valuation of the FSP Common Stock and the Combined Company. The FSP Board estimated relative values of FSP Corp. and the various Target REITs based upon its current knowledge and understanding of the financial condition of FSP Corp. and the Target REITs, respectively, and on its reasonable judgment of the benefits expected to accrue to FSP Corp. following consummation of the Mergers. The management of FSP Corp. submitted to the FSP Board a "Valuation Overview" (attached hereto as Appendix D) setting forth a range of possible values for FSP Corp. and the Combined Company. After reviewing the Valuation Overview, the FSP Board first estimated a value for FSP Corp. prior to the consummation of the Mergers. This estimated value was approximately $363,296,000 and falls within the range of $328 million to $416 million set forth in the Valuation Overview. In determining this estimated value, the FSP Board took into account the assets and liabilities of FSP Corp., its expected CAD, the multiples to CAD commonly used in valuing REITs (as set forth in Exhibit B to the A.G. Edwards' report attached to this Proxy Statement as Appendix C) and the limited liquidity of FSP Common Stock. The FSP Board did not derive this value by applying CAD multiples or any other mathematical formula but instead exercised its judgment in good faith after consideration of the relevant factors. Although the FSP Board did not apply a mechanical formula in determining this estimated value, by way of illustration, this value equated to a multiple of approximately 11.3 of forecasted 2002 CAD. From this estimated value, the FSP Board calculated a FSP Common Stock per share value of $14.75.

      The FSP Board then estimated a value for FSP Corp. following consummation of the Mergers. This estimated value was approximately $732,047,000 and falls within the range of $642 million and $815 million set forth in the Valuation Overview. In determining this estimated value, the FSP Board took into account the assets and liabilities of the Combined Company, its expected CAD, the application of multiples to CAD commonly used to value REITs (as set forth in Exhibit B to the A.G. Edwards' report attached to this Proxy Statement as Appendix C) and the limited liquidity of FSP Common Stock. The FSP Board did not derive this value by applying CAD multiples or any other mathematical formula but instead exercised its judgment in good faith after consideration of the relevant factors. Although the FSP Board did not apply a mechanical formula in determining this estimated value, by way of illustration, this value equated to a multiple of approximately 11.6 of forecasted pro forma 2003 CAD of the Combined Company. The FSP Board determined that, based on the same set of assumptions (including application of the same discount for lack of liquidity), the Combined Company merited a greater CAD multiple than FSP Corp. because the Combined Company would have a higher relative percentage of rental revenue as opposed to transactional revenue and such rental revenue backed by real estate assets is generally more stable than transactional revenue.

      The FSP Board then calculated the difference between the estimated value of FSP Corp. prior to the consummation of the Mergers and the estimated value of FSP Corp. following the consummation of the Mergers to be approximately $368,751,000. The number of shares of FSP Common Stock issuable to Target REIT Stockholders as Merger Consideration, therefore, is approximately 25,000,091 which is equal to the approximately $368,751,000 estimated value differential divided by the $14.75 per share current estimated value of FSP Corp.


      A.G. Edwards advised the FSP Board that it believes the methodology used by the FSP Board to estimate hypothetical values of FSP Corp. and the Combined Company is not unreasonable. According to A.G. Edwards, the estimated values for FSP Corp. and the Combined Company fall within a range of an "implied hypothetical enterprise value" of FSP Corp. and the Target REITs using the FSP Board's methodology. A.G. Edwards issued the FSP Board a report on its findings. This report is attached to this Proxy Statement as Appendix C.


      Because the FSP Board has significant conflicts of interest, the Merger Consideration was not the product of negotiations. In addition, because there is no public market for FSP Corp., the Target REITs or the Combined Company, the relative values of FSP Corp. and the various Target REITs can only be estimates. The values ascribed to FSP Corp., the Target REITs and the Combined Company are the best estimated values according to the reasonable judgment of the FSP Board.

      Allocation of Merger Consideration. In allocating the approximately $368,751,000 of Merger Consideration among the Target REITs, the FSP Board and FSP Corp.'s management took into consideration the Appraisals obtained by the Target REITs and prepared by third party independent appraisers to establish the estimated values of the Target REITs' real estate assets. The FSP Board and FSP Corp.'s management also considered the amount of cash held by each Target REIT. Finally, the FSP Board and FSP Corp.'s management considered the nature and quality of the tenants at each Target REIT's property, the projected expirations of leases and the property type (whether it was an office building or a residential apartment building) and location of the property held by each Target REIT. The FSP Board did not allocate the Merger Consideration based solely on the Appraisals and the amount of cash held by each Target REIT because the FSP Board determined that these two factors alone would not adequately reflect the relative value of each Target REIT or take into account the potential future cash flow from each Target REIT or the appreciation in real estate value experienced by each Target REIT following the date of the Appraisals. The FSP Board and FSP Corp.'s management used the Appraisals as guides to the relative value of the Target REITs but not as absolute determinants. Instead, the FSP Board and FSP Corp.'s management each exercised its reasonable judgment to estimate the relative contributions made by each Target REIT to the estimated $368,751,000 increase in the value of FSP Corp. as a result of the Mergers and allocated the Merger Consideration among the Target REITs on the basis of such estimated relative contributions.

      Negative Factors Considered. The FSP Board identified and considered a number of potentially negative factors in its deliberations concerning the Merger Agreement, including the following: (i) conflicts of interest inherent between the directors and officers of FSP Corp. and the directors and officers of the Target REITs, (ii) the decision of the FSP Board not to obtain a fairness opinion, (iii) the risks that the benefits sought to be achieved by the Mergers may not be realized, (iv) the immediate and substantial dilution in voting power and percentage ownership to the FSP Stockholders, (v) the possibility that the real estate holdings of the Target REITs would decline in value and (vi) the fact that none of the shares of FSP Common Stock constituting the Merger Consideration will be placed in escrow or otherwise withheld as a potential source of compensation should any of the Target REITs have any undisclosed liabilities. The FSP Board concluded, however, that, on balance, the potential benefit of the Mergers to FSP Corp. and the FSP Stockholders outweighed the associated risks.


      Fairness in View of Conflicts of Interest. The members of the FSP Board have significant conflicts of interest in connection with the Mergers, and no unaffiliated representatives were appointed to negotiate the terms of the Mergers on behalf of FSP Corp. In particular, Barry Silverstein and Dennis J. McGillicuddy own an aggregate of 601.25 and 229 shares of Target Stock, respectively. Such shares of Target Stock will convert into 4,130,961.11 and 1,586,343.29 shares of FSP Common Stock, respectively, upon consummation of the Mergers. Messrs. Silverstein and McGillicuddy also currently own, however, 1,148,878.50 and 990,325.75 shares of FSP Common Stock, respectively. In addition, Messrs. Carter and Norris and Ms. Corinha are directors of each Target REIT and owe a fiduciary duty to the Target REIT Stockholders, and Ms. Notopoulos is an executive officer of each Target REIT. The FSP Board concluded that retaining independent representatives was not necessary nor cost effective, in part because there are no members of the FSP Board that do not have conflicts of interest in connection with the Mergers and under Maryland law the FSP Board does not have the power to delegate the determination of whether to approve and adopt the Merger Agreement and the Mergers contemplated thereby. This decision was also based, in part, upon the receipt of the advice from A.G. Edwards regarding the methodology used to value FSP Corp. and the Combined Company. Finally, the decision was also based, in part, on the fact that the provision of asset management services by FSP Corp. to the Target REITs has given the FSP Board the opportunity to become familiar with the properties and operations of the Target REITs and, hence, has provided the FSP Board with substantial context in which to exercise its reasonable judgment. No fees or other compensation will be payable to the members of the FSP Board in connection with the Mergers, although Messrs. Silverstein and McGillicuddy will participate in the Merger Consideration to the extent of their ownership of Target Stock. The FSP Board believes that its determination regarding the fairness of the Mergers was based upon the proper exercise of its fiduciary duty, unaffected by these conflicts of interest.

                   ADVICE OF FINANCIAL ADVISORS AND APPRAISALS

Advice of A.G. Edwards


      A.G. Edwards advised the FSP Board that it believes the methodology used by the FSP Board to estimate hypothetical values of FSP Corp. and the Combined Company is not unreasonable. In conducting its review, A.G. Edwards analyzed, to the extent it deemed necessary, financial projections of FSP Corp. and the Target REITs, publicly traded securities of companies with operations comparable to those of FSP Corp. and the Target REITs, attributes of FSP Corp. having both negative and positive impacts on FSP Corp's valuation, as well as other financial studies and analyses related to general economic, market and monetary conditions. FSP Corp. provided A.G. Edwards with historical and forecasted financial information describing FSP Corp. Such information was not audited, reviewed or compiled by an independent certified public accounting firm and A.G. Edwards takes no responsibility for the accuracy of such information. Forecasted financial information was prepared by FSP Corp. and A.G. Edwards was not asked to consider, nor did it consider, the reasonableness of the assumptions on which such forecasts were based. A.G. Edwards did not make any independent valuation or appraisal of the assets or liabilities of FSP Corp. or the Target REITs, nor was it furnished with any such appraisals. A.G. Edwards also did not independently attempt to assess or value any intangible assets (including goodwill) nor did it make any independent assumptions with respect to their application in the Mergers.

      In particular, A.G. Edwards received the "Valuation Overview" prepared by FSP Corp, and attached to this Proxy Statement as Appendix D. FSP Corp. determined the values set forth in the "Valuation Overview" on August 15, 2002. A.G. Edwards concluded that the methodology techniques used in the Valuation Overview, the range of multiples applied to CAD and the range of discounts applied for lack of marketability were not unreasonable. The estimated hypothetical value ranges contained in the Valuation Overview (a range of estimated hypothetical value for FSP Corp. of $328 million to $416 million and a range of estimated hypothetical value for the Combined Company of $642 million to $815 million) represent analysis considering value as of the date specified, do not reflect any changes in value that may have occurred after that date, are subject to certain assumptions and may not represent the true worth or realizable value of FSP Corp. or the Combined Company.

      In performing its analysis, A.G. Edwards made numerous assumptions with respect to interest rates, dividend rates, market conditions, general business conditions, local and national real estate conditions, economic conditions and government regulations. A.G. Edwards also assumed in all respects material to its analysis that the representations and warranties of each party contained in the Merger Agreement were true and correct, that each party would perform all of the covenants and agreements required to be performed by it under the Merger Agreement and that all conditions to the consummation of the Mergers would be satisfied without any modification or waiver thereof. A.G. Edwards also assumed that all governmental, regulatory and other consents and approvals contemplated by the Merger Agreement would be obtained and that in the course of obtaining any of those consents, no restrictions would be imposed or waivers made that would have an adverse effect on the contemplated Mergers. A.G. Edwards also assumed that the Mergers would be accounted for in accordance with GAAP and that the

Mergers would be consummated on the terms contained in the Merger Agreement without any waiver or modification of any material terms or conditions by the parties.

      A.G. Edwards has furnished a written report to FSP Corp. This report is attached to this Proxy Statement as Appendix C. A.G. Edwards was not engaged to render, and its advice to FSP Corp. will not constitute, nor is it expressing:
(i) an independent valuation opinion or appraisal report (as defined in ASA Business Valuation Standards (revised January 1995)) of FSP Corp. or the Target REITs or (ii) an opinion as to the fairness of the consideration (i.e., a fairness opinion) offered in the Mergers to the Target REIT Stockholders. In preparing either a valuation opinion or appraisal or in rendering a fairness opinion, certain additional extrinsic analyses, tasks and judgments necessarily must be undertaken and completed. Such analyses would include additional due diligence and analytical procedures as outlined in A.G. Edwards' full report, attached as Appendix C to this Proxy Statement. Had such analyses and tasks been undertaken and completed, they may or may not have yielded results similar to the results from the methodology techniques used in the Valuation Overview. A.G. Edwards has not been requested to undertake, nor has A.G. Edwards undertaken, any of these foregoing analyses. In addition, A.G. Edwards did not play any role in determining or selecting the methodology techniques used by the FSP Board in the Valuation Overview, nor does it express any qualitative assessment of the methodology techniques used in the Valuation Overview compared to other methodology techniques that might be used to value FSP Corp. or the Target REITs. A.G. Edwards' written report does not address the merits of the underlying decision by FSP Corp. to engage in the Mergers. A.G. Edwards also played no role in determining the methodology used by the FSP Board to allocate the Merger Consideration among the Target REITs.

      Consistent with the scope of A.G. Edwards' engagement, FSP Corp. asked A.G. Edwards to opine only as to the reasonableness of the FSP Board's valuation methodology, provided no instructions to A.G. Edwards other than those indicated above and imposed no limitations as to A.G. Edwards' review. FSP Corp. considered the advisability of obtaining an opinion with respect to the fairness of the Merger Consideration but concluded that the expected cost of such an opinion outweighed its anticipated benefits.

      Solely for the purpose of evaluating FSP Corp.'s methodology and in order to render its report, A.G. Edwards provided FSP Corp. a summary of CAD multiples for national, publicly traded REITs in sectors in which FSP Corp. has operations, which is included as Exhibit B to Appendix C. A.G. Edwards also recommended to the Board certain factors to consider when evaluating the appropriateness of such multiples. A summary of such factors is included as Exhibit C to Appendix C, and includes a company's size, growth rate, liquidity, leverage, quality of management, diversification, market position and share, and ability to raise capital. A.G. Edwards considered FSP Corp.'s evaluation of such factors in FSP Corp.'s determination of a CAD multiple and concluded that, given the applicability of such factors to FSP Corp., FSP Corp.'s determination was not unreasonable. A.G. Edwards also summarized and provided to the FSP Board a list of relevant factors to consider when determining a discount for the lack of a public market for FSP Common Stock, which is included as Exhibit D to Appendix
C. Such factors include the "put" right available to FSP Stockholders pursuant to the FSP Corp. Articles of Organization, FSP Corp.'s estimated dividend as a proportion of CAD, the existence of any potential buyers of FSP Common Stock other than FSP Corp., the existence of any blocks of minority interests in FSP Corp., the prospects for a public offering of FSP Common Stock or a sale of FSP Corp., the historical dividend paid by FSP Corp., the growth prospects for FSP Corp., the existence of any "swing vote control," the existence of any buy-sell agreements, the "quality grade" of the FSP Common Stock, FSP Corp.'s general prospects, prospects for the real estate industry and the mood of the investing public as a whole. A.G. Edwards considered FSP Corp.'s evaluation of such factors in FSP Corp.'s determination of a lack of marketability discount and concluded that, given the applicability of such factors to FSP Corp., FSP Corp.'s determination was not unreasonable.

      FSP Corp. obtained the services of A.G. Edwards because A.G. Edwards has a national reputation for providing businesses with comprehensive capital raising and financial advisory services and has extensive experience with all types of real estate securities. FSP Corp. selected A.G. Edwards based on this national reputation and its previous experience with A.G. Edwards. FSP Corp. has agreed to pay A.G. Edwards a fee in the amount of $125,000 for its services, together with reimbursement of out-of-pocket expenses. Payment of this amount is not contingent on the closing of the Mergers. During the past two years, A.G. Edwards has received from FSP Corp. an aggregate of $300,000 for services performed for FSP Corp. in connection with (i) FSP Corp.'s predecessor-in-interest, the FSP Partnership's, engagement of A.G. Edwards in August 2001 to provide a valuation on a going concern basis of FSP Corp. as of September 30, 2001 for which A.G. Edwards was paid $175,000 and for its expenses and (ii) FSP Corp.'s predecessor-in-interest, the FSP Partnership's, engagement of A.G. Edwards in June 2000 to render a report as to the reasonableness of the methodology used by the management of FSP Corp. in the determination of a value for FSP Corp. prior to and after giving effect to certain mergers for which A.G. Edwards was paid $125,000 and for its expenses, together with reimbursement of out-of-pocket expenses.


Appraisals of the Target REITs' Properties


      The Target Boards engaged several third-party independent appraisers as set forth in the table below (collectively, the "Appraisers"), to appraise the real estate owned by the respective Target REITs, each of which has delivered a written summary of its analysis, based upon the review, analysis, scope and limitations described therein, as to the fair market value of a particular Target REIT's property as of the date set forth in the table below, respectively (together, the "Appraisals"). Each Appraiser has a national reputation for providing businesses with appraisals of real estate properties of the size and type of the property it appraised. The Target Boards selected the Appraisers to provide the Appraisals because of their experience and reputation in connection with real estate assets. In addition, the Target Boards desired to take advantage of the cost efficiencies associated with having the same party provide each Appraisal as provided the appraisal obtained by each Target REIT in connection with acquiring its property. The Target Boards imposed no limitations on the scope of the Appraisers' appraisals. The Target REITs have made the Appraisals available to FSP Corp. and have allowed the FSP Board to rely on the Appraisals. The FSP Board took the Appraisals into consideration and used them as guides in allocating the Merger Consideration among the Target REITs.

      FSP Corp. took the appraisals into account in allocating the Merger Consideration among the Target REITs. See "Fairness of the Mergers - Fairness of the Merger Consideration - Allocation of Merger Consideration".


      Set forth below is certain information regarding the Appraisals. These appraised values are for the property owned by the respective Target REIT as of the date of the Appraisal. While the FSP Board took the Appraisals into consideration when allocating the Merger Consideration among the Target REITS, the Merger Consideration reflects the increase in value to FSP Corp. that is expected to be produced by the consummation of the Mergers.

-----------------------------------------------------------------------------------------------
                                              Sum of Fair Market Value
                                               set forth in Appraisal
                                                 and Estimated Cash
                                               Reserve Balances as of
     Target REIT            Appraiser           September 30, 2002(1)     Date of Appraisal
     -----------            ---------           ---------------------     -----------------
-----------------------------------------------------------------------------------------------
Forest Park           Fortenberry Lambert,    $7,980,000                September 3, 2002
                      Inc.
-----------------------------------------------------------------------------------------------
The Gael              Abbot & Associates,     $19,475,000               August 23, 2002
                      Inc.
-----------------------------------------------------------------------------------------------
Goldentop             D.F. Davis Real         $23,650,000               September 4, 2002
                      Estate, Inc.
-----------------------------------------------------------------------------------------------
Centennial            Dyco Real Estate, Inc.  $14,120,000               September 5, 2002
-----------------------------------------------------------------------------------------------
Meadow Point          The Robert Paul Jones   $23,600,000               September 3, 2002
                      Company, Ltd.
-----------------------------------------------------------------------------------------------
Timberlake            Dinan Real Estate       $44,025,000               August 26, 2002
                      Advisors, Inc.
-----------------------------------------------------------------------------------------------
Federal Way           Shorett KMS Valuation   $17,050,000               September 4, 2002
                      Advisory Group
-----------------------------------------------------------------------------------------------
Fair Lakes            The Robert Paul Jones   $41,200,000               September 3, 2002
                      Company
-----------------------------------------------------------------------------------------------
Northwest Point       Integra Realty          $31,650,000(2)            October 1, 2002
                      Resources
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                              Sum of Fair Market Value
                                               set forth in Appraisal
                                                 and Estimated Cash
                                               Reserve Balances as of
     Target REIT            Appraiser           September 30, 2002(1)     Date of Appraisal
     -----------            ---------           ---------------------     -----------------
-----------------------------------------------------------------------------------------------
Timberlake East       Dinan Real Estate       $21,675,000               September 16, 2002
                      Advisors, Inc.
-----------------------------------------------------------------------------------------------
Merrywood (3)         Patrick O'Connor &      $18,000,000               March 13, 2002
                      Associates, LP
-----------------------------------------------------------------------------------------------
Plaza Ridge I (3)     The Robert Paul Jones   $34,525,000               April 3, 2002
                      Company
-----------------------------------------------------------------------------------------------
Park Ten (3)          Patrick O'Connor &      $23,750,000               June 6, 2002
                      Associates, LP
-----------------------------------------------------------------------------------------------

(1) Amounts are rounded to the nearest  $25,000.
(2) The Appraiser provided a range of values for this Target REIT.
(3) These Appraisals were obtained during the due diligence period prior to acquisition of the properties by the Target REITs.

      The applicable Target REITs obtained appraisals for the properties owned by Merrywood, Plaza Ridge I and Park Ten during the due diligence period in 2002 prior to acquisition of the properties. No new appraisals were ordered by the respective Target Boards for these properties because the respective Target Boards did not believe that there had been material changes in the buildings or real estate markets since the time of the last appraisals, each of which had been prepared within the last twelve calendar months.

      The material assumptions, qualifications and limitations to the Appraisals are described below.

      Summary of Methodology. At the request of the Target Boards, the Appraisers updated their original appraisals for the purchase of the properties held by the Target REITs and, where appropriate, revised their assumptions to reflect the changed conditions in the market or property. Appraisers typically use three approaches in valuing real property: the cost approach, the income approach and the sales comparison approach. The type and age of a property, market conditions and the quantity and quality of data affect the applicability of each approach in a specific appraisal situation. The value estimated by the cost approach incorporates separate estimates of the value of the unimproved site and the value of improvements, less observed physical wear and tear and functional or economic obsolescence. The income approach estimates a property's capacity to produce income through an analysis of the rental market, operating expenses and net income. Net income may then be processed into a value through either direct capitalization or discounted cash flow analysis, or a combination of these two methods. The sales comparison approach involves a comparative analysis of the subject property with other similar properties that have sold recently or that are currently offered for sale in the market. Nearly all the Appraisers considered or used all three of the approaches to value in their original appraisals.


      The Appraisers analyzed the individual properties of each Target REIT. The Appraisers' analysis included (i) reviewing each property's historical operating statements, (ii) reviewing and relying on specific information regarding prospective changes in rents and expenses for each property provided by the applicable Target REIT, (iii) developing information from a variety of sources about market conditions for each individual property (including relevant information about general market conditions and the city, state and neighborhood in which the property is located) and (iv) considering the projected cash flow for each property. Representatives of the Appraisers performed site inspections on all properties during August 2002 and September 2002. In the course of these site visits, the Appraisers inspected the physical facilities, obtained current rental and percentage of leased space information, gathered information on competing properties and the local market, visited primary competing properties and interviewed each local property manager or assistant manager concerning performance of the subject property and other factors.


      In conducting the Appraisals, the Appraisers also interviewed and relied upon the Target Boards, executive management and property management personnel to obtain information relating to the condition of each property, including any deferred maintenance, capital budgets, status of ongoing or newly planned property additions, reconfigurations, improvements and other factors affecting the physical condition of the property improvements.

      The Appraisers also interviewed property management personnel responsible for the properties and the Target REITs' executive management personnel to discuss competitive conditions, area economic and development trends affecting the properties, historical and budgeted operating revenues and expenses and occupancies. The Appraisers also reviewed historical operating statements and 2002 operating budgets for the subject properties.

      To define the percentage of leased space, rental rate and expense escalators to be used in developing property operating projections, the Appraisers reviewed the acquisition criteria and projection parameters in use in the marketplace by major investors, owners and operators of the applicable property types. Further, the Appraisers considered various sources in local markets to identify recent sales of similar properties and derive certain valuation indicators. Sources for data concerning such transactions included local appraisers, property owners, real estate brokers, tax assessors and real estate research firms.

      FSP Corp. will make each of the Appraisals available for inspection and copying by the FSP Stockholders or their representatives who have been so designated in writing at the principal executive offices of FSP Corp. during regular business hours.

Conclusions as to Value

      Assumptions, Limitations and Qualifications of Property Appraisals. The Appraisers utilized certain assumptions to determine the appraised value of the properties under the income approach and the sales comparison approach. The Appraisals reflect the Appraisers' valuation of the real estate of the Target REITs as of their respective dates, in the context of the information available on such date. Events occurring after the date of an Appraisal and before the closing of the Mergers could affect the properties or assumptions used in preparing the real estate appraisals. The Appraisers have no obligation to update the Appraisals on the basis of subsequent events.

      Compensation and Material Relationships. The Appraisers have been paid fees in the aggregate amount of $36,640 to prepare the Appraisals. The fees for the Appraisals were negotiated between the Target Boards and the Appraisers and payment thereof is not dependent upon completion of the Mergers. The respective Appraisers were previously engaged to appraise the properties of the Target REITs prior to their acquisition. Moreover, during the past three years, the Appraisers received an aggregate of $70,650 for appraisals obtained by each Target REIT in connection with the initial acquisition of such Target REITs property.

                              CONFLICTS OF INTEREST

      A number of conflicts of interest are inherent in the relationships among the Target REITs, the Target Boards, FSP Corp. and the FSP Board. Certain of these conflicts of interest are summarized below.

Common Composition of Directors and Officers

      Each executive officer and four directors of FSP Corp. are directors and/or executive officers of each Target REIT. Barry Silverstein and Dennis J. McGillicuddy, each a director of FSP Corp., own an aggregate of 601.25 and 229 shares of Target Stock, respectively. Such shares of Target Stock will convert into 4,130,961.11 and 1,586,343.29 shares of FSP Common Stock, respectively, upon consummation of the Mergers. Each Target Board and the FSP Board have independent obligations to ensure that such Target REIT's or FSP Corp.'s participation, respectively, in the Merger Agreement and the determination of the Merger Consideration is fair and equitable, without regard to whether the Merger Agreement and the determination of the Merger Consideration are fair and equitable to the other participants (including the other Target REITs). The FSP Board and each Target Board have sought to discharge faithfully their respective obligations to FSP Corp. and the applicable Target REIT; however, FSP Stockholders should consider that the executive officers and three of the directors of FSP Corp. serve in a similar capacity with respect to each Target REIT. Accordingly, the terms of the Merger Agreement and the amount of the Merger Consideration were not the product of arms'-length negotiations. If FSP Corp. had a separate board of directors with executive officers who did not serve in similar capacities for any of the Target REITs and directors who did not own Target Stock, these persons would have had an independent perspective which might have led them to advocate positions during the negotiation and structuring of the Merger Agreement and the determination of the Merger Consideration different than those taken by the FSP Board.

      The conflicts of interest inherent in the relationships among the Target REITs, the Target Boards, FSP Corp., the FSP Board and their respective affiliates are as follows:

            o George J. Carter, the President, Chief Executive Officer and a director of FSP Corp., is the President and a director of each Target REIT;

            o Barry Silverstein and Dennis J. McGillicuddy, each a director of FSP Corp., own an aggregate of 601.25 and 229 shares of Target Stock, respectively. Such shares of Target Stock will convert into 4,130,961.11 and 1,586,343.29 shares of FSP Common Stock, respectively, upon consummation of the Mergers;

            o Richard R. Norris, an Executive Vice President and a director of FSP Corp., is also a director and an Executive Vice President of each Target REIT;

            o Barbara J. Corinha, Vice President, Chief Operating Officer, Treasurer, Secretary and a director of FSP Corp. is also Vice President, Chief Operating Officer, Treasurer, Secretary and a director of each Target REIT;

            o Janet P. Notopoulos, Vice President and a director of FSP Corp., is also a Vice President of each Target REIT; and

            o Each of R. Scott MacPhee and William W. Gribbell, each an Executive Vice President of FSP Corp., is also each a director and an Executive Vice President of each Target REIT.


      No unaffiliated representatives were appointed to negotiate the terms of the Mergers on behalf of FSP Corp. Moreover, no committee of independent representatives was established to evaluate and approve the Mergers on behalf of FSP Corp. Under Maryland law, the FSP Board cannot delegate to a third party its fiduciary duties relating to the determination to approve or not approve the Mergers. Because all of the members of the FSP Board have significant conflicts of interest and none are, therefore, considered "independent", the FSP Board determined it could not establish a committee of independent representatives to evaluate and approve the Mergers on behalf of FSP Corp.

      Mr. Silverstein and Mr. McGillicuddy are the only officers or directors of FSP Corp. who are not also officers or directors of any Target REIT. The remainder of the officers and directors of FSP Corp. serve as a director and/or officer, in the positions listed above, of each Target REIT.

      Upon completion of the Mergers, Mr. Silverstein's percentage ownership interest will increase from 4.66% to 10.68%, Mr. McGillicuddy's percentage ownership interest will increase from 4.02% to 5.21%, and the percentage ownership of the current directors and executive officers as a group will increase from 15.04% to 19.06%.


Ownership of FSP Stock


      The executive officers and directors of FSP Corp. hold an aggregate of 3,705,307.01 shares of FSP Common Stock, constituting approximately 15.04% of the outstanding shares of FSP Common Stock. The executive officers and directors have indicated that they intend to vote all of their respective shares in favor of the Merger Agreement.


Consequences of Merger with Fair Lakes

      In September 2002, FSP Fair Lakes consented to an assignment of its lease with PricewaterhouseCoopers LLP to International Business Machines Corporation, but PricewaterhouseCoopers LLP remains obligated for payments under the lease. PricewaterhouseCoopers LLP has informed FSP Corp. that if the Merger between FSP Corp. and Fair Lakes is consummated, PricewaterhouseCoopers LLP will no longer be considered "independent" in connection with providing auditing services to FSP Corp. At that time, FSP Corp. will have to either release PricewaterhouseCoopers LLP from its obligation under the lease or choose another independent accountant.

                   SELECTED FINANCIAL INFORMATION OF FSP CORP.


         The following selected financial information is derived from the historical consolidated financial statements of the FSP Partnership and FSP Corp. This information should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" on pages 85 to 104 of this Proxy Statement and with the FSP Partnership's and FSP Corp.'s consolidated financial statements and related notes thereto included elsewhere in this Proxy Statement.

                                                                Year Ended December 31,
                                                   ------------------------------------------------
                                                      2002      2001      2000     1999      1998
                                                      ----      ----      ----     ----      ----
(In thousands, except per unit or
share amounts)

Operating Data:
Total Revenue ...................................  $ 56,838  $ 54,557  $ 34,793  $ 18,048  $ 11,555
Net Income (loss) ...............................    27,312    25,368     8,914     1,139    (1,675)
Basic and diluted net income
  (loss) per limited and
  general partnership unit/share ................      1.11      1.03      0.40      0.09     (0.88)
Distributions declared per
   unit/share outstanding (1) ...................      1.24      1.18      1.02      0.86      1.05

                                                                  As of December 31,
                                                   ------------------------------------------------
                                                      2002      2001      2000     1999      1998
                                                      ----      ----      ----     ----      ----
Balance Sheet Data (at period end):
Total assets ....................................  $201,936  $204,117  $219,923  $190,486  $ 95,886
Total liabilities ...............................     4,771     4,354    19,280    28,821     1,294
Minority interests in
  consolidated entities .........................        --        --        63    78,090    89,593
Total shareholders'/partners' capital ...........   197,165   199,763   200,580    83,575     4,999


      (1) As a result of the Conversion, each FSP Partnership Unit was converted into one share of FSP Common Stock.


      The 2000 and 1999 financial statements reflect the merger of 17 Sponsored Partnerships. Prior to the applicable merger, the FSP Partnership owned a controlling general partner interest in the 17 Sponsored Partnerships--See Note 4 to the consolidated financial statements of FSP Corp. and "Management's Discussion and Analysis of Financial Condition and Results of Operations" on pages 85 to 104 of this Proxy Statement.

                 SELECTED PRO FORMA CONSOLIDATED FINANCIAL DATA


      The following unaudited pro forma financial information has been prepared based upon certain pro forma adjustments to the historical consolidated financial statements of FSP Corp. The pro forma consolidated balance sheets have been presented as if the Mergers occurred as of December 31, 2002. The pro forma consolidated statements of operations for the year ended December 31, 2002 are presented as if the Mergers occurred at the beginning of the period presented.

      The unaudited pro forma consolidated financial statement data are not necessarily indicative of what the Combined Company's actual financial position or results of operations would have been as of the date or for the period indicated, nor do they purport to represent the Combined Company's financial position or results of operations as of or for any future period. The unaudited pro forma consolidated financial statement data should be read in conjunction with all financial statements and pro forma financial statements included elsewhere herein.

      The affirmative vote of the holders of a majority of the Target Stock in each of the Target REITs is also required to effectuate the applicable Merger. If one or more Target REIT does not obtain the vote required for the consummation of the Merger with such Target REIT, FSP Corp. will not proceed with the Mergers of any other Target REIT.

                      Consolidated Pro Forma Balance Sheets
                                December 31, 2002
                                   (Unaudited)

                                           Historical       Historical                         Post Merger
(in thousands)                            (FSP Corp.)   (The Target REITs)     Adjustments      Pro Forma
===========================================================================================================

Assets:

Real estate assets, net                   $   173,276      $   284,349       $    12,347(d)   $   469,972
Cash and cash equivalents                      22,316           24,359              (900)(e)       45,775
Restricted cash                                   483              502                --              985
Tenant rent receivables, net                      327              243                --              570
Step rent receivable, net                       3,057            3,199            (3,199)(j)        3,057
Prepaid expenses                                  743              338                --            1,081
Deposits on real estate assets                    841               --                --              841
Deferred leasing commissions, net                 659               82                --              741
Provision for favorable leases, net                --            1,509                --            1,509
Deferred lease origination costs, net              --            5,674             3,846(d)         9,520
Office computers and equipment, net               234               --                --              234
-----------------------------------------------------------------------------------------------------------

Total assets                              $   201,936      $   320,255       $    12,094      $   534,285
===========================================================================================================

Liabilities and Owners' Capital

Liabilities:
   Accounts payable and accrued expenses  $     3,001      $     3,249       $        --      $     6,250
   Accrued compensation                         1,287               --                --            1,287
   Dividend payable                                --            7,357                --            7,357
   Tenant security deposits                       483              502                --              985
   Deferred leases                                 --              407                --              407
-----------------------------------------------------------------------------------------------------------

     Total liabilities                          4,771           11,515                --           16,286
-----------------------------------------------------------------------------------------------------------

Owners' capital:
   Preferred Stock                                 --               --                --               --
   Common Stock                                     2               --              3(g)                5
   Additional paid in capital                 192,743          333,330           (12,499)(g)      513,574
   Retained earnings (deficit)                  4,420          (24,590)           24,590(k)         4,420
-----------------------------------------------------------------------------------------------------------

     Total owners' capital                    197,165          308,740            12,094          517,999
-----------------------------------------------------------------------------------------------------------

Total liabilities and owners' capital     $   201,936      $   320,255       $    12,094      $   534,285
===========================================================================================================


      See accompanying notes to consolidated pro forma financial statements

                 Consolidated Pro Forma Statements of Operations
                                   (Unaudited)

                                                                 For the year ended
                                                                  December 31, 2002
                                           ----------------------------------------------------------------
(in thousands, except per share amounts)
                                            Historical        Historical                        Post Merger
                                           (FSP Corp.)    (The Target REITs)   Adjustments       Pro Forma
===========================================================================================================

Revenue:
   Rental income                            $   27,408      $   40,458       $       --        $   67,866
   Syndication fees                             13,720              --           (7,535)(h)         6,185
   Transaction fees                             13,091              --           (7,068)(h)         6,023
   Sponsored REIT income                         1,387              --             (724)(i)           663
   Interest and other income                     1,232             361             (557)(f,h)       1,036
-----------------------------------------------------------------------------------------------------------

     Total revenue                              56,838          40,819          (15,884)           81,773
-----------------------------------------------------------------------------------------------------------

Expenses:
   Selling, general and administrative           5,094              --               --             5,094
   Commissions                                   6,824              --           (3,534)(f)         3,290
   Shares issued as compensation                   604              --               --               604
   Rental operating expenses                     6,466           7,173             (397)(h)        13,242
   Real estate taxes and insurance               3,130           5,322               --             8,452
   Depreciation and amortization                 4,947           7,042              866(d)         12,855
   Sponsored REIT expenses                         868              --             (453)(i)           415
   Interest                                        894           6,732           (6,892)(h)           734
-----------------------------------------------------------------------------------------------------------

     Total expenses                             28,827          26,269          (10,410)           44,686
-----------------------------------------------------------------------------------------------------------

Income (loss) before taxes and
   dividends to common shareholder              28,011          14,550           (5,474)           37,087

Taxes on income                                    699              --               --               699
Dividends to common shareholder of
   Target REITs                                     --             271             (271)(i)            --
-----------------------------------------------------------------------------------------------------------

Net income                                  $   27,312      $   14,279       $   (5,203)       $   36,388
===========================================================================================================

Weighted average shares outstanding,
     basic and diluted                          24,606           3,636           18,644(g)         46,886
===========================================================================================================

Basic and diluted net income per share      $     1.11              --               --        $     0.78
===========================================================================================================


      See accompanying notes to consolidated pro forma financial statements

              NOTES TO CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

                                   (Unaudited)


Organization and Operations

      FSP Corp. is a corporation formed under the laws of the State of Maryland. FSP Corp. has two principal sources of revenue: investment banking income consisting of brokerage commissions, property acquisition, loan origination and other fees in connection with the organization and offering of interests in entities organized to own real property; and rental income from real property. The Target REITs' principal source of revenue is rental income from real property.

Basis of Presentation


      The following unaudited pro forma financial information has been prepared based upon certain pro forma adjustments to the historical consolidated financial statements of FSP Corp. The pro forma balance sheets are presented as if the Mergers occurred as of December 31, 2002. The pro forma Statements of Operations for the year ended December 31, 2002 are presented as if the Mergers occurred as of January 1, 2002.

      The data provided in the "Historical FSP Corp." columns are derived from the information provided in the financial statements of FSP Corp. that are included in this Proxy Statement.

      The data provided in the "Historical the Target REITs" columns are derived from the information provided in the financial statements of the Target REITs that are included in this Proxy Statement. Schedules summarizing the balance sheets and Statements of Operations for the Target REITs are located on pages 72 to 79 of this Proxy Statement. Four Target REITs were organized in 2002. These four Target REITs show operations from the date the REIT was organized and will reflect less than twelve months operations in the Consolidated Pro forma Statements of Operations for the Year Ended December 31, 2002.

      The Mergers will be treated as purchase of assets and each Target REIT's assets and liabilities will be recorded on FSP Corp.'s books at their fair value as of the Effective Date.

                                   ASSUMPTIONS


      Certain assumptions regarding the operations of FSP Corp. have been made in connection with the preparation of the pro forma financial information. These assumptions are as follows:

      (a) FSP Corp. and each of the Target REITs have elected to be, and are qualified as, a real estate investment trust for federal income tax purposes. Each entity has met the various income, asset and distribution tests; therefore, no federal income tax liabilities have been incurred on real estate operations.


      (b) FSP Corp. has a subsidiary which is not in the business of real estate operations. That subsidiary has elected to be a taxable real estate investment trust subsidiary ("TRS") as of January 1, 2002 and is subject to federal income taxes at regular tax rates. The taxes on income shown in the pro forma statements of operations are the taxes on income incurred by the "TRS". There are no material items that would cause a deferred tax asset or a deferred tax liability.

      (c) FSP Corp. converted from a partnership into a corporation effective January 1, 2002. FSP Partnership units were converted to corporate shares on a one-to-one basis. This conversion has no effect on the Pro forma financial statements.

      (d) At the Effective Date, for each Target REIT, any difference between the appraised value of the property and the historical cost of the property ("step-up") has been recorded as an increase in real estate assets. Other assets and liabilities are recorded at their historical costs, which approximates fair market value. Depreciation and amortization for the Target REITs is based on a preliminary allocation of the purchase price to real estate investments and other assets. The allocation is subject to change as additional information is obtained.
            The following schedule shows the allocation of the step-up of $16,193,000 and the incremental amount of depreciation and amortization expense for the year ended December 31, 2002:

            (in thousands)                                      Depreciation and
                           Category          Amount     Life      Amortization
            --------------------------------------------------------------------

            Land                           $   1,921      n/a      $     --
            Buildings and improvements        10,426    27-39           291
                                           -------------------------------------
                Real estate investments       12,347                    291
                Lease origination costs        3,846     4-10           575
            --------------------------------------------------------------------
               Total                       $  16,193               $    866
            ====================================================================

      (e) Expenses of the Mergers are estimated at $900,000 and are reflected as paid in the year ended December 31, 2002 and are capitalized to real estate assets.

      (f) Management fees from FSP Corp. to the Target REITs have been eliminated from income and expenses in the amount of $397,000.

      (g) Approximately 25 million common shares with a par value of $0.0001 will be issued in connection with the Mergers. The weighted average shares shown in the pro forma statement of operations are adjusted by the four Target REITs that were organized in 2002.

      (h) Income and expenses directly related to the syndication of the four Target REITs in 2002 have been eliminated in the pro forma Statement of Operations. A summary of these items is as follows:

            (in thousands)
                   Category                  Amount
            ----------------------------  ----------
            Syndication fees              $   7,535
            Transaction fees                  7,068
            Interest income                     160
            Commission expense               (3,534)
            Interest expense                 (6,892)
            ----------------------------  ----------
                Net                       $   4,337
            ========================================

(i)   Represents earnings and dividends in 2002 attributable to FSP Corp.

(j) Cumulative straight-line rents of the Target REITs would be eliminated at acquisition.

(k) The cumulative deficit of the Target REITs would be eliminated at acquisition.

                           COMPARATIVE PER SHARE DATA

      The following tables present on a per share basis:

      (a) Basic and diluted net income (loss), book value, and dividends declared for FSP Corp. and each of the Target REITs on a historical basis.

      (b) Pro forma consolidated basic and diluted net income (loss) per share and book value per share for FSP Corp. This shows the effect of the Mergers from the perspective of an owner of shares of FSP Common Stock.

      (c) Equivalent pro forma basic and diluted net income per share and equivalent pro forma book value per share for each of the Target REITs. This shows the effect of the Mergers from the perspective of an owner of one share of stock of a Target REIT.

      The pro forma financial data and equivalent pro forma data are unaudited and are not necessarily indicative of the operating results that would have been achieved had the Mergers occurred as of the beginning of the period and should not be construed as representative of future operations.

      FSP Corp. calculates historical book value per share by dividing shareholders' equity by the number of shares of common stock (or preferred stock, in the case of the Target REITs) outstanding at the end of each period.

      FSP Corp. calculates pro forma net income per share data for FSP Corp. as if the merger occurred on January 1, 2002 and resulted in weighted average shares of 46,886,000 for the year ended December 31, 2002.

      FSP Corp. calculates pro forma book value per share data for FSP Corp. as if the merger occurred on December 31, 2002 and resulted in an ending number of shares of 49,630,000.

      FSP Corp. calculates equivalent pro forma net income per share for each Target REIT by multiplying the pro forma data by the number of shares of FSP Common Stock that the respective Target REIT Stockholders would receive in the Mergers.

      FSP Corp. calculates equivalent pro forma book value per share for each Target REIT by multiplying the pro forma data by the number of shares of FSP Common Stock that the respective Target REIT Stockholders would receive in the Mergers.

For the purposes of the pro forma consolidated net income per share and book value per share data. FSP Corp.'s historical financial data at and for the year ended December 31, 2002 have been consolidated with the Target REITs' financial data at and for the year ended December 31, 2002.

                            At and for the year ended
                                December 31, 2002
                                -----------------

                                                        Pro forma     Pro Forma
                                          Historical   Consolidated   Equivalent
                                          --------------------------------------
Net income (loss) per share
 basic and diluted
   FSP Corp.                               $   1.11       $ 0.78       $     --

   Forest Park                             $  6,244           --       $  5,665
   Gael                                    $  4,598           --       $  5,414
   Goldentop                               $  7,028           --       $  5,667
   Centennial                              $  7,146           --       $  5,359
   Meadow Point                            $  7,557           --       $  5,420
   Timberlake                              $  6,699           --       $  5,267
   Federal Way                             $  6,555           --       $  5,262
   Fair Lakes                              $  7,038           --       $  5,282
   NW Point                                $  6,048           --       $  5,262
   Timberlake E                            $ (1,264)          --       $  5,301
   Merrywood                               $ (3,102)          --       $  5,320
   Plaza Ridge                             $ (1,035)          --       $  5,295
   Park Ten                                $ (3,309)          --       $  5,296

Book value per share
   FSP Corp.                               $   8.01       $11.05       $     --

   Forest Park                             $ 87,269           --       $ 80,660
   Gael                                    $ 81,656           --       $ 77,080
   Goldentop                               $ 85,836           --       $ 80,694
   Centennial                              $ 85,329           --       $ 76,306
   Meadow Point                            $ 86,691           --       $ 77,165
   Timberlake                              $ 85,734           --       $ 74,998
   Federal Way                             $ 83,700           --       $ 74,915
   Fair Lakes                              $ 84,581           --       $ 75,199
   NW Point                                $ 84,174           --       $ 74,915
   Timberlake E                            $ 83,780           --       $ 75,481
   Merrywood                               $ 83,956           --       $ 75,742
   Plaza Ridge                             $ 86,173           --       $ 75,383
   Park Ten                                $ 84,905           --       $ 75,411

Dividends declared per share
   FSP Corp.                               $   1.24       $ 1.20       $     --

   Forest Park                             $  7,449           --       $  8,759
   Gael                                    $  7,167           --       $  8,371
   Goldentop                               $  8,346           --       $  8,763
   Centennial                              $  8,570           --       $  8,287
   Meadow Point                            $  8,276           --       $  8,380
   Timberlake                              $  8,099           --       $  8,145
   Federal Way                             $  8,135           --       $  8,136
   Fair Lakes                              $  8,075           --       $  8,166
   NW Point                                $  7,903           --       $  8,136
   Timberlake E                            $  6,584           --       $  8,197
   Merrywood                               $  4,777           --       $  8,225
   Plaza Ridge                             $  4,765           --       $  8,186
   Park Ten                                $  3,858           --       $  8,189

                                  Target REITs
                            Statements of Operations
                          Year ended December 31, 2002


                                      Forest                                 Meadow              Federal
                                       Park     Gael  Goldentop  Centennial  Point   Timberlake    Way
                                      ------    ----  ---------  ----------  ------  ----------  -------
Revenue:
Rental                               $   863  $ 2,628  $ 2,410     $ 1,832   $ 3,617   $ 6,155   $ 1,810
Interest                                  17       23       27          16        30        43        25
                                     -------  -------  -------     -------   -------   -------   -------
Total Revenue                            880    2,651    2,437       1,848     3,647     6,198     1,835
                                     -------  -------  -------     -------   -------   -------   -------

Expenses:
Rental operating expenses                181      604       89         262       863       896        39
Real estate taxes and insurance           70      532      332         146       334       804        49
Depreciation and amortization            142      538      389         311       504     1,048       436
Interest                                   0        0        0           0         0         0         0
                                     -------  -------  -------     -------   -------   -------   -------

Total expenses                           393    1,674      810         719     1,701     2,748       524
                                     -------  -------  -------     -------   -------   -------   -------

Income (loss) before dividends to
  Common shareholder                     487      977    1,627       1,129     1,946     3,450     1,311

Dividends to common shareholder            0        0        0           0         0         0         0
                                     -------  -------  -------     -------   -------   -------   -------

Net Income (loss) attributable to
  Preferred shareholders             $   487  $   977  $ 1,627     $ 1,129   $ 1,946   $ 3,450   $ 1,311
                                     =======  =======  =======     =======   =======   =======   =======

Weighted average number of
  preferred shares                        78    212.5    231.5         158     257.5       515       200
                                     =======  =======  =======     =======   =======   =======   =======

Net income(loss) per
  preferred share                    $ 6,244  $ 4,598  $ 7,028     $ 7,146   $  ,557   $ 6,699   $ 6,555
                                     =======  =======  =======     =======   =======   =======   =======

                                                                                                      Total
                                     Fair                                         Plaza               Target
                                     Lakes   NW Point  Timberlake E.  Merrywood   Ridge   Park Ten    REITs
                                     -----   --------  -------------  ---------   -----   --------    -----
Revenue:
Rental                               $ 6,514  $ 5,127     $ 2,403      $ 1,811   $ 3,358   $ 1,930   $ 40,458
Interest                                  48       40          42           10        27        13        361
                                     -------  -------     -------      -------   -------   -------   --------
Total Revenue                          6,562    5,167       2,445        1,821     3,385     1,943     40,819
                                     -------  -------     -------      -------   -------   -------   --------

Expenses:
Rental operating expenses              1,606      628         531          483       593       398      7,173
Real estate taxes and insurance          504    1,435         307          365       184       260      5,322
Depreciation and amortization          1,061      851         451          383       523       405      7,042
Interest                                  13        0       1,457        1,203     2,400     1,659      6,732
                                     -------  -------     -------      -------   -------   -------   --------

Total expenses                         3,184    2,914       2,746        2,434     3,700     2,722     26,269
                                     -------  -------     -------      -------   -------   -------   --------

Income (loss) before dividends to
  Common shareholder                   3,378    2,253        (301)        (613)     (315)     (779)    14,550

Dividends to common shareholder            0        0          15           26        99       131        271
                                     -------  -------     -------      -------   -------   -------   --------

Net Income (loss) attributable to
  Preferred shareholders             $ 3,378  $ 2,253     $  (316)     $  (639)  $  (414)  $  (910)  $ 14,279
                                     =======  =======     =======      =======   =======   =======   ========

Weighted average number of
  preferred shares                       480    372.5         250          206       400       275      3,636
                                     =======  =======     =======      =======   =======   =======   ========

Net income(loss) per
  preferred share                    $ 7,038  $ 6,048     $(1,264)     $(3,102)  $(1,035)  $ 3,309)  $  4,002
                                     =======  =======     =======      =======   =======   =======   ========

                                  Target REITs
                            Statements of Operations
                          Year ended December 31, 2001


                                      Forest                                 Meadow              Federal
                                       Park     Gael  Goldentop  Centennial  Point   Timberlake    Way
                                      ------    ----  ---------  ----------  ------  ----------  -------
Revenue:
Rental                               $   852  $ 2,582  $ 2,439     $ 1,817   $ 2,788   $ 3,641   $   528
Interest and other                        33       46       54          37        37        45         8
                                     -------  -------  -------     -------   -------   -------   -------
Total Revenue                            885    2,628    2,493       1,854     2,825     3,686       536
                                     -------  -------  -------     -------   -------   -------   -------

Expenses:
Rental operating expenses                175      574       96         237       707       546        43
Real estate taxes and insurance           63      510      297         137       255       479        16
Depreciation and amortization            139      538      389         312       398       652       102
Interest                                   0        0        0           0     1,047     2,060     1,166
                                     -------  -------  -------     -------   -------   -------   -------

Total expenses                           377    1,622      782         686     2,407     3,737     1,327
                                     -------  -------  -------     -------   -------   -------   -------

Income (loss) before dividends to
  Common shareholder                     508    1,006    1,711       1,168       418       (51)     (791)

Dividends to common shareholder            0        0        0           0        13        90        15
                                     -------  -------  -------     -------   -------   -------   -------

Net Income (loss) attributable to
  Preferred shareholders             $   508  $ 1,006  $ 1,711     $ 1,168   $   405   $  (141)  $  (806)
                                     =======  =======  =======     =======   =======   =======   =======

Weighted average number
  of preferred shares                     78    212.5    231.5         158     257.5       515       200
                                     =======  =======  =======     =======   =======   =======   =======

Net income (loss) per
  preferred share                    $ 6,513  $ 4,734  $ 7,391     $ 7,392   $ 1,573   $  (274)  $(4,030)
                                     =======  =======  =======     =======   =======   =======   =======

                                                                                                       Total
                                     Fair                                          Plaza               Target
                                     Lakes    NW Point  Timberlake E.  Merrywood   Ridge   Park Ten    REITs
                                     -----    --------  -------------  ---------   -----   --------    -----
Revenue:
Rental                               $ 1,831   $   351     $     0      $     0   $     0   $     0   $ 16,829
Interest and other                        13         7           0            0         0         0        280
                                     -------   -------     -------      -------   -------   -------   --------
Total Revenue                          1,844       358           0            0         0         0     17,109
                                     -------   -------     -------      -------   -------   -------   --------

Expenses:
Rental operating expenses                493        89           0            0         0         0      2,960
Real estate taxes and insurance          148        60           0            0         0         0      1,965
Depreciation and amortization            264        30           0            0         0         0      2,824
Interest                               2,941     2,187           0            0         0         0      9,401
                                     -------   -------     -------      -------   -------   -------   --------

Total expenses                         3,846     2,366           0            0         0         0     17,150
                                     -------   -------     -------      -------   -------   -------   --------

Income (loss) before dividends to
  Common shareholder                  (2,002)   (2,008)          0            0         0         0        (41)

Dividends to common shareholder          111        26           0            0         0         0        255
                                     -------   -------     -------      -------   -------   -------   --------

Net Income (loss) attributable to
  Preferred shareholders              $(2113)   $(2034)    $     0      $     0   $     0   $     0   $   (296)
                                     =======   =======     =======      =======   =======   =======   ========

Weighted average number
  of preferred shares                    480     372.5           0            0         0         0      2,505
                                     =======   =======     =======      =======   =======   =======   ========

Net income (loss) per
  preferred share                    $(4,402)  $(5,460)    $     0      $     0   $     0   $     0   $   (118)
                                     =======   =======     =======      =======   =======   =======   ========

                                  Target REITs
                            Statements of Operations
                          Year ended December 31, 2000


                                      Forest                                  Meadow              Federal
                                       Park     Gael   Goldentop  Centennial  Point   Timberlake    Way
                                      ------    ----   ---------  ----------  ------  ----------  -------
Revenue:
Rental                               $   660  $ 1,033   $   670     $   414   $     0   $     0   $     0
Interest                                  69       28        15           5         0         0         0
                                     -------  -------   -------     -------   -------   -------   -------
Total Revenue                            729    1,061       685         419         0         0         0
                                     -------  -------   -------     -------   -------   -------   -------

Expenses:
Rental operating expenses                154      282        64          81         0         0         0
Depreciation and amortization            124      246       113          91         0         0         0
Real estate taxes and insurance           57      202        81          27         0         0         0
Interest                                   0      792       809         698         0         0         0
                                     -------  -------   -------     -------   -------   -------   -------

Total expenses                           335    1,522     1,067         897         0         0         0
                                     -------  -------   -------     -------   -------   -------   -------

Income (loss) before dividends to
  Common shareholder                 $   394  $  (461)  $  (382)    $  (478)  $     0   $     0   $     0

Dividends to common shareholder            0        0         0           0         0         0         0
                                     -------  -------   -------     -------   -------   -------   -------

Net Income (loss) attributable to
  Preferred shareholders                 394       61)      382)        478)        0         0         0
                                     =======  =======   =======     =======   =======   =======   =======

Weighted average number
  of preferred shares                     78    212.5     231.5         158         0         0         0
                                     =======  =======   =======     =======   =======   =======   =======

Net income (loss) per
  preferred share                    $ 5,051  $(2,169)  $(1,650)    $(3,025)  $     0   $     0   $     0
                                     =======  =======   =======     =======   =======   =======   =======

                                                                                                      Total
                                     Fair                                         Plaza               Target
                                     Lakes   NW Point  Timberlake E.  Merrywood   Ridge   Park Ten    REITs
                                     -----   --------  -------------  ---------   -----   --------    -----
Revenue:
Rental                               $     0  $     0     $     0      $     0   $     0   $     0   $  2,777
Interest                                   0        0           0            0         0         0        117
                                     -------  -------     -------      -------   -------   -------   --------
Total Revenue                              0        0           0            0         0         0      2,894
                                     -------  -------     -------      -------   -------   -------   --------

Expenses:
Rental operating expenses                  0        0           0            0         0         0        581
Depreciation and amortization              0        0           0            0         0         0        574
Real estate taxes and insurance            0        0           0            0         0         0        367
Interest                                   0        0           0            0         0         0      2,299
                                     -------  -------     -------      -------   -------   -------   --------

Total expenses                             0        0           0            0         0         0      3,821
                                     -------  -------     -------      -------   -------   -------   --------

Income (loss) before dividends to
  Common shareholder                 $     0  $     0     $     0      $     0   $     0   $     0   $   (927)

Dividends to common shareholder            0        0           0            0         0         0          0
                                     -------  -------     -------      -------   -------   -------   --------

Net Income (loss) attributable to
  Preferred shareholders                   0        0           0            0         0         0       (927)
                                     =======  =======     =======      =======   =======   =======   ========

Weighted average number
  of preferred shares                      0        0           0            0         0         0        680
                                     =======  =======     =======      =======   =======   =======   ========

Net income (loss) per
  preferred share                    $     0  $     0     $     0      $     0   $     0   $     0   $ (1,363)
                                     =======  =======     =======      =======   =======   =======   ========

                                  Target REITs
                            Statements of Operations
                          Year ended December 31, 1999


                                      Forest                                 Meadow              Federal
                                       Park     Gael  Goldentop  Centennial  Point   Timberlake    Way
                                      ------    ----  ---------  ----------  ------  ----------  -------
Revenue:
Rental                               $   309  $     0  $     0     $     0   $     0   $     0   $     0
Interest                                  35        0        0           0         0         0         0
                                     -------  -------  -------     -------   -------   -------   -------
Total Revenue                            344        0        0           0         0         0         0
                                     -------  -------  -------     -------   -------   -------   -------

Expenses:
Rental operating expenses                 93        0        0           0         0         0         0
Depreciation and amortization             57        0        0           0         0         0         0
Real estate taxes and insurance           23        0        0           0         0         0         0
Interest                                   2        0        0           0         0         0         0
                                     -------  -------  -------     -------   -------   -------   -------

Total expenses                           175        0        0           0         0         0         0
                                     -------  -------  -------     -------   -------   -------   -------

Income (loss) before dividends to
  Common shareholder                     169        0        0           0         0         0         0

Dividends to common shareholder            0        0        0           0         0         0         0
                                     -------  -------  -------     -------   -------   -------   -------

Net Income attributable to
  Preferred shareholders             $   169  $     0  $     0     $     0   $     0   $     0   $     0
                                     =======  =======  =======     =======   =======   =======   =======

Weighted average number of
  preferred shares                        78        0        0           0         0         0         0
                                     =======  =======  =======     =======   =======   =======   =======

Net income per
  preferred share                    $ 2,167  $     0  $     0     $     0   $     0   $     0   $     0
                                     =======  =======  =======     =======   =======   =======   =======

                                                                                                      Total
                                     Fair                                         Plaza               Target
                                     Lakes   NW Point  Timberlake E.  Merrywood   Ridge   Park Ten    REITs
                                     -----   --------  -------------  ---------   -----   --------    -----
Revenue:
Rental                               $     0  $     0     $     0      $     0   $     0   $     0   $    309
Interest                                   0        0           0            0         0         0         35
                                     -------  -------     -------      -------   -------   -------   --------
Total Revenue                              0        0           0            0         0         0        344
                                     -------  -------     -------      -------   -------   -------   --------

Expenses:
Rental operating expenses                  0        0           0            0         0         0         93
Depreciation and amortization              0        0           0            0         0         0         57
Real estate taxes and insurance            0        0           0            0         0         0         23
Interest                                   0        0           0            0         0         0          2
                                     -------  -------     -------      -------   -------   -------   --------

Total expenses                             0        0           0            0         0         0        175
                                     -------  -------     -------      -------   -------   -------   --------

Income (loss) before dividends to
  Common shareholder                       0        0           0            0         0         0        169

Dividends to common shareholder            0        0           0            0         0         0          0
                                     -------  -------     -------      -------   -------   -------   --------

Net Income attributable to
  Preferred shareholders             $     0  $     0     $     0      $     0   $     0   $     0   $    169
                                     =======  =======     =======      =======   =======   =======   ========

Weighted average number of
  preferred shares                         0        0           0            0         0         0         78
                                     =======  =======     =======      =======   =======   =======   ========

Net income per
  preferred share                    $     0  $     0     $     0      $     0   $     0   $     0   $  2,167
                                     =======  =======     =======      =======   =======   =======   ========

                                  Target REITs
                                  Balance Sheet
                                December 31, 2002


                                      Forest                                   Meadow              Federal
                                       Park      Gael   Goldentop  Centennial  Point   Timberlake    Way
                                      ------     ----   ---------  ----------  ------  ----------  -------
Assets:
Land                                 $ 1,210   $ 3,312   $ 4,427     $ 1,305   $ 2,126   $ 2,831   $ 2,509
Building                               5,171    14,789    15,183      12,152    19,625    40,714    13,141
                                     -------   -------   -------     -------   -------   -------   -------

Real Estate Investments, cost          6,381    18,101    19,610      13,457    21,751    43,545    15,650
  Less Accumulated Depreciation          443     1,322       892         714       902     1,696       439
                                     -------   -------   -------     -------   -------   -------   -------
Real Estate Investments, net           5,938    16,779    18,718      12,743    20,849    41,849    15,211

Cash and equivalents                     347       399       512         540       771     1,201       558
Cash - Funded Reserve                    656       574       841         470       896     1,759     1,038
Restricted Cash                           --        61        --          13       271         8        --
Tenant rent receivable                                        13                     5        64        --
Step rent receivable                     138                 289         210       525       470       142
Prepaid expenses                           6        41        20           9        22         7         2
Deferred leasing commissions              47        --        --          --        --        28        --
  Accumulated amortization               (19)       --        --          --        --        (4)       --
Provision for favorable leases            --        --        --          --        --        --        --
  Accumulated amortization                --        --        --          --        --        --        --
Deferred lease origination costs          --        --        --          --        --        --       461
 Accumulated amortization                 --        --        --          --        --        --       (99)
                                     -------   -------   -------     -------   -------   -------   -------
     Total Assets                    $ 7,113   $17,854   $20,393     $13,985   $23,339   $45,382   $17,313
                                     =======   =======   =======     =======   =======   =======   =======

Liabilities and Stockholders' Equity:
Accounts payable and accrued
  expenses                           $   172   $    85   $    25     $   152   $   183   $    92   $   161
Dividends payable                        134       356       497         338       562     1,129       412
Tenant security deposits                  --        61        --          13       271         8        --
Deferred Rent                             --        --        --          --        --        --        --
                                     -------   -------   -------     -------   -------   -------   -------
     Total Liabilities                   306       502       522         503     1,016     1,229       573
                                     -------   -------   -------     -------   -------   -------   -------

Preferred Stock                           --        --        --          --        --        --        --
Common Stock                              --        --        --          --        --        --        --
Additional paid in capital             7,115    19,435    21,221      14,459    23,624    47,253    18,329
Deficit and distributions in
  excess of earnings                    (308)   (2,083 )  (1,350)       (977)   (1,301)   (3,100)   (1,589)
                                     -------   -------   -------     -------   -------   -------   -------
     Total Stockholders' equity        6,807    17,352    19,871      13,482    22,323    44,153    16,740
                                     -------   -------   -------     -------   -------   -------   -------

Total Liabilities &
  Stockholders' Equity               $ 7,113   $17,854   $20,393     $13,985   $23,339   $45,382   $17,313
                                     =======   =======   =======     =======   =======   =======   =======

                                                                                                       Total
                                     Fair                                          Plaza               Target
                                     Lakes    NW Point  Timberlake E.  Merrywood   Ridge   Park Ten    REITs
                                     -----    --------  -------------  ---------   -----   --------    -----
Assets:
Land                                 $ 4,183   $ 3,242     $ 2,931      $ 2,318   $ 4,055   $ 1,367   $ 35,816
Building                              33,791    26,555      16,525       14,867    25,210    20,509    258,232
                                     -------   -------     -------      -------   -------   -------   --------

Real Estate Investments, cost         37,974    29,797      19,456       17,185    29,265    21,876    294,048
  Less Accumulated Depreciation        1,130       711         334          383       404       329      9,699
                                     -------   -------     -------      -------   -------   -------   --------
Real Estate Investments, net          36,844    29,086      19,122       16,802    28,861    21,547    284,349

Cash and equivalents                   1,200     1,492         868          499     1,506       865     10,758
Cash - Funded Reserve                  1,801     1,498         778          500     1,729     1,061     13,601
Restricted Cash                           --        --          17           79                  53        502
Tenant rent receivable                    38        --          73           --        37        13        243
Step rent receivable                     599       339         108           --       299        80      3,199
Prepaid expenses                          31        49           4           25       106        16        338
Deferred leasing commissions              --        --          35           --        --        --        110
  Accumulated amortization                --        --          (5)          --        --        --        (28)
Provision for favorable leases            --        --          --           --     1,646        --      1,646
  Accumulated amortization                --        --          --           --      (137)       --       (137)
Deferred lease origination costs       1,486     1,400         705           --     1,737       656      6,445
 Accumulated amortization               (195)     (170)       (112)          --      (119)      (76)      (771)
                                     -------   -------     -------      -------   -------   -------   --------
     Total Assets                    $41,804   $33,694     $21,593      $17,905   $35,665   $24,215   $320,255
                                     =======   =======     =======      =======   =======   =======   ========

Liabilities and Stockholders' Equity:
Accounts payable and accrued
  expenses                           $   250   $ 1,216     $   131      $   208   $   324   $   250   $  3,249
Dividends payable                        955       716         500          323       872       563      7,357
Tenant security deposits                  --        --          17           79        --        53        502
Deferred Rent                             --       407          --           --        --        --        407
                                     -------   -------     -------      -------   -------   -------   --------
     Total Liabilities                 1,205     2,339         648          610     1,196       866     11,515
                                     -------   -------     -------      -------   -------   -------   --------

Preferred Stock                           --        --          --           --        --        --         --
Common Stock                              --        --          --           --        --        --         --
Additional paid in capital            44,045    34,186      22,892       18,892    36,690    25,189    333,330
Deficit and distributions in
  excess of earnings                  (3,446)   (2,831)     (1,947)      (1,597)   (2,221)   (1,840)   (24,590)
                                     -------   -------     -------      -------   -------   -------   --------
     Total Stockholders' equity       40,599    31,355      20,945       17,295    34,469    23,349    308,740
                                     -------   -------     -------      -------   -------   -------   --------

Total Liabilities &
  Stockholders' Equity               $41,804   $33,694     $21,593      $17,905   $35,665   $24,215   $320,255
                                     =======   =======     =======      =======   =======   =======   ========

                                  Target REITs
                                  Balance Sheet
                                December 31, 2001


                                      Forest                                   Meadow              Federal
                                       Park      Gael   Goldentop  Centennial  Point   Timberlake    Way
                                      ------     ----   ---------  ----------  ------  ----------  -------
Assets:
Land                                 $ 1,210   $ 3,312   $ 4,427     $ 1,305   $ 2,126   $ 2,831   $ 2,509
Building                               5,171    14,789    15,183      12,152    19,625    40,714    13,141
                                     -------   -------   -------     -------   -------   -------   -------
Real Estate Investments, cost          6,381    18,101    19,610      13,457    21,751    43,545    15,650
  Less Accumulated Depreciation          310       784       503         403       398       652        98
                                     -------   -------   -------     -------   -------   -------   -------
Real Estate Investments, net           6,071    17,317    19,107      13,054    21,353    42,893    15,552

Cash and equivalents                     199       429       534         535       607       948       560
Cash - Funded Reserve                    656       581       852         470       896     1,787     1,038
Restricted Cash                           --        66        --          13       268         8        --
Tenant rent receivable                   111        --        --          --         1       149        --
Step rent receivable                      --        --       193         131       267       185        26
Prepaid expenses                           5        28        15          19        25        13         1
Deferred leasing costs                    46        --        --          --        --        --        --
  Accumumlated Amortization               (9)       --        --          --        --        --        --
Deferred lease origination costs          --        --        --          --        --        --       461
  Accumumlated Amortization               --        --        --          --        --        --        (4)
                                     -------   -------   -------     -------   -------   -------   -------
     Total Assets                    $ 7,079   $18,421   $20,701     $14,222   $23,417   $45,983   $17,634
                                     =======   =======   =======     =======   =======   =======   =======

Liabilities and Stockholders' Equity:
Accounts payable and accrued
  expenses                           $    35   $    58   $    45     $   173   $   130   $    80   $   173
Dividends payable                        143       399       480         329       511     1,021       405
Tenant security deposits                  --        66        --          13       268         8        --
Deferred Lease origination costs          --        --        --          --        --        --        --
                                     -------   -------   -------     -------   -------   -------   -------
     Total Liabilities                   178       523       525         515       909     1,109       578
                                     -------   -------   -------     -------   -------   -------   -------

Preferred Stock                           --        --        --          --        --        --        --
Common Stock                              --        --        --          --        --        --        --
Additional paid in capital             7,006    19,435    21,221      14,459    23,624    47,253    18,329
Deficit and distributions
  in excess of earnings                 (105)   (1,537)   (1,045)       (752)   (1,116)   (2,379)   (1,273)
                                     -------   -------   -------     -------   -------   -------   -------
     Total Stockholders' Equity        6,901    17,898    20,176      13,707    22,508    44,874    17,056
                                     -------   -------   -------     -------   -------   -------   -------

Total Liabilities &
  Stockholders' Equity               $ 7,079   $18,421   $20,701     $14,222   $23,417   $45,983   $17,634
                                     =======   =======   =======     =======   =======   =======   =======

                                                                                                       Total
                                     Fair                                          Plaza               Target
                                     Lakes    NW Point  Timberlake E.  Merrywood   Ridge   Park Ten    REITs
                                     -----    --------  -------------  ---------   -----   --------    -----
Assets:
Land                                 $ 4,183   $ 3,242     $    --      $    --   $    --   $    --   $ 25,145
Building                              33,791    26,555          --           --        --        --    181,121
                                     -------   -------     -------      -------   -------   -------   --------
Real Estate Investments, cost         37,974    29,797          --           --        --        --    206,266
  Less Accumulated Depreciation          253        28          --           --        --        --      3,429
                                     -------   -------     -------      -------   -------   -------   --------
Real Estate Investments, net          37,721    29,769          --           --        --        --    202,837

Cash and equivalents                   1,050       657          --           --        --        --      5,519
Cash - Funded Reserve                  1,801     1,498          --           --        --        --      9,579
Restricted Cash                           --        --          --           --        --        --        355
Tenant rent receivable                    99        --          --           --        --        --        360
Step rent receivable                     154        --          --           --        --        --        956
Prepaid expenses                           6        37          --           --        --        --        149
Deferred leasing costs                    --        --          --           --        --        --         46
  Accumumlated Amortization               --        --          --           --        --        --         (9)
Deferred lease origination costs       1,486     1,400          --           --        --        --      3,347
  Accumumlated Amortization              (11)       (2)         --           --        --        --        (17)
                                     -------   -------     -------      -------   -------   -------   --------
     Total Assets                    $42,306   $33,359     $    --      $    --   $    --   $    --   $223,122
                                     =======   =======     =======      =======   =======   =======   ========

Liabilities and Stockholders' Equity:
Accounts payable and accrued
  expenses                           $   285   $   790     $    --      $    --   $    --   $    --   $  1,769
Dividends payable                        924       132                                                   4,344
Tenant security deposits                  --        --          --           --        --        --        355
Deferred Lease origination costs          --       391          --           --        --        --        391
                                     -------   -------     -------      -------   -------   -------   --------
     Total Liabilities                 1,209     1,313          --           --        --        --      6,859
                                     -------   -------     -------      -------   -------   -------   --------

Preferred Stock                           --        --          --           --        --        --         --
Common Stock                              --        --          --           --        --        --         --
Additional paid in capital            44,045    34,186          --           --        --        --    229,558
Deficit and distributions
  in excess of earnings               (2,948)   (2,140)         --           --        --        --    (13,295)
                                     -------   -------     -------      -------   -------   -------   --------
     Total Stockholders' Equity       41,097    32,046          --           --        --        --    216,263
                                     -------   -------     -------      -------   -------   -------   --------

Total Liabilities &
  Stockholders' Equity               $42,306   $33,359     $    --      $    --   $    --   $    --   $223,122
                                     =======   =======     =======      =======   =======   =======   ========

                                  Target REITs
                                 Balance Sheets
                                December 31, 2000


                                      Forest                                   Meadow              Federal
                                       Park      Gael   Goldentop  Centennial  Point   Timberlake    Way
                                      ------     ----   ---------  ----------  ------  ----------  -------
Assets:
Land                                 $ 1,210   $ 3,312   $ 4,427     $ 1,305   $     0   $     0   $     0
Building                               4,818    14,789    15,183      12,152         0         0         0
Real Estate Investments, cost          6,028    18,101    19,610      13,457         0         0         0
  Less Accumulated Depreciation          180       246       114          91         0         0         0
Real Estate Investments, net           5,848    17,855    19,496      13,366         0         0         0

Cash and equivalents                     111       901       528         244         0         0         0
Cash - Funded Reserve                  1,123       616       835         470         0         0         0
Restricted Cash                            0         0         0           0         0         0         0
Tenant rent receivable                    76         0         0           0         0         0         0
Step rent receivable                       0         0         0           0         0         0         0
Prepaid expenses                           5        28        74           3         0         0         0
Deferred leasing costs                    46         0         0           0         0         0         0
  Accumumlated Amortization               (2)        0         0           0         0         0         0
Deferred lease origination costs           0         0         0           0         0         0         0
  Accumumlated Amortization                0         0         0           0         0         0         0
                                     -------   -------   -------     -------   -------   -------   -------
     Total Assets                    $ 7,207   $19,400   $20,933     $14,083   $     0   $     0   $     0
                                     =======   =======   =======     =======   =======   =======   =======

Liabilities and Stockholders' equity:
Accounts payable and accrued
  expenses                           $    85   $   497   $    93     $    88   $     0   $     0   $     0
Dividends payable                        116       372       474         125         0         0         0
Tenant security deposits                   0        86         0          13         0         0         0
Deferred Lease origination costs           0         0         0           0         0         0         0
                                     -------   -------   -------     -------   -------   -------   -------
     Total Liabilities                   201       955       567         226         0         0         0
                                     -------   -------   -------     -------   -------   -------   -------

Preferred Stock/Partners Equity        7,006         0         0           0         0         0         0
Common Stock                               0         0         0           0         0         0         0
Additional paid in capital                 0    19,435    21,221      14,459         0         0         0
Deficit and distributions in
  excess of earnings                       0      (990)     (855)       (602)        0         0         0
                                     -------   -------   -------     -------   -------   -------   -------
Total stockholders equity              7,006    18,445    20,366      13,857         0         0         0
                                     -------   -------   -------     -------   -------   -------   -------
     Total Liabilities &
       Stockholders' Equity          $ 7,207   $19,400   $20,933     $14,083   $     0   $     0   $     0
                                     =======   =======   =======     =======   =======   =======   =======

                                                                                                     Total
                                     Fair                                         Plaza              Target
                                     Lakes   NW Point  Timberlake E.  Merrywood   Ridge   Park Ten   REITs
                                     -----   --------  -------------  ---------   -----   --------   -----
Assets:
Land                                 $     0  $     0     $     0      $     0   $     0   $     0   $ 10,254
Building                                   0        0           0            0         0         0     46,942
Real Estate Investments, cost              0        0           0            0         0         0     57,196
  Less Accumulated Depreciation            0        0           0            0         0         0        631
Real Estate Investments, net               0        0           0            0         0         0     56,565

Cash and equivalents                       0        0           0            0         0         0      1,784
Cash - Funded Reserve                      0        0           0            0         0         0      3,044
Restricted Cash                            0        0           0            0         0         0          0
Tenant rent receivable                     0        0           0            0         0         0         76
Step rent receivable                       0        0           0            0         0         0          0
Prepaid expenses                           0        0           0            0         0         0        110
Deferred leasing costs                     0        0           0            0         0         0         46
  Accumumlated Amortization                0        0           0            0         0         0         (2)
Deferred lease origination costs           0        0           0            0         0         0          0
  Accumumlated Amortization                0        0           0            0         0         0          0
                                     -------  -------     -------      -------   -------   -------   --------
     Total Assets                    $     0  $     0     $     0      $     0   $     0   $     0   $ 61,623
                                     =======  =======     =======      =======   =======   =======   ========

Liabilities and Stockholders' equity:
Accounts payable and accrued
  expenses                           $     0  $     0     $     0      $     0   $     0   $     0   $    763
Dividends payable                          0        0           0            0         0         0      1,087
Tenant security deposits                   0        0           0            0         0         0         99
Deferred Lease origination costs           0        0           0            0         0         0          0
                                     -------  -------     -------      -------   -------   -------   --------
     Total Liabilities                     0        0           0            0         0         0      1,949
                                     -------  -------     -------      -------   -------   -------   --------

Preferred Stock/Partners Equity            0        0           0            0         0         0      7,006
Common Stock                               0        0           0            0         0         0          0
Additional paid in capital                 0        0           0            0         0         0     55,115
Deficit and distributions in
  excess of earnings                       0        0           0            0         0         0     (2,447)
                                     -------  -------     -------      -------   -------   -------   --------
Total stockholders equity                  0        0           0            0         0         0     59,674
                                     -------  -------     -------      -------   -------   -------   --------
     Total Liabilities &
       Stockholders' Equity          $     0  $     0     $     0      $     0   $     0   $     0   $ 61,623
                                     =======  =======     =======      =======   =======   =======   ========

                                  Target REITs
                                 Balance Sheets
                                December 31, 1999


                                      Forest                                 Meadow              Federal
                                       Park     Gael  Goldentop  Centennial  Point   Timberlake    Way
                                      ------    ----  ---------  ----------  ------  ----------  -------

Assets:
Land                                 $ 1,210  $     0  $     0     $     0   $     0   $     0   $     0
Building                               4,818        0        0           0         0         0         0
Real Estate Investments, cost          6,028        0        0           0         0         0         0
  Less Accumulated Depreciation           56        0        0           0         0         0         0
                                     -------  -------  -------     -------   -------   -------   -------
Real Estate Investments, net           5,972        0        0           0         0         0         0

Cash and equivalents                       0        0        0           0         0         0         0
Cash - Funded Reserve                    179        0        0           0         0         0         0
Restricted Cash                        1,066        0        0           0         0         0         0
Tenant rent receivable                     0        0        0           0         0         0         0
Step rent receivable                      23        0        0           0         0         0         0
Prepaid expenses                           0        0        0           0         0         0         0
Deferred leasing costs                     1        0        0           0         0         0         0
  Accumumlated Amortization                0        0        0           0         0         0         0
Deferred lease origination costs           0        0        0           0         0         0         0
  Accumumlated Amortization                0        0        0           0         0         0         0
                                     -------  -------  -------     -------   -------   -------   -------
     Total Assets                    $ 7,241  $     0  $     0     $     0   $     0   $     0   $     0
                                     =======  =======  =======     =======   =======   =======   =======

Liabilities and Stockholders' Equity:
Accounts payable and accrued
  expenses                           $    63  $     0  $     0     $     0   $     0   $     0   $     0
Dividends payable                          0
Tenant security deposits                   0        0        0           0         0         0         0
Deferred Lease origination costs           0        0        0           0         0         0         0
                                     -------  -------  -------     -------   -------   -------   -------
     Total Liabilities                    63        0        0           0         0         0         0
                                     -------  -------  -------     -------   -------   -------   -------

Preferred Stock/Partners Equity        7,178        0        0           0         0         0         0
                                           0        0        0           0         0         0         0
                                           0        0        0           0         0         0         0
                                           0        0        0           0         0         0         0
                                     -------  -------  -------     -------   -------   -------   -------
     Total Stockholders' Equity        7,178        0        0           0         0         0         0
                                     -------  -------  -------     -------   -------   -------   -------

Total Liabilities &
  Stockholders' Equity               $ 7,241  $     0  $     0     $     0   $     0   $     0   $     0
                                     =======  =======  =======     =======   =======   =======   =======

                                                                                                      Total
                                     Fair                                         Plaza               Target
                                     Lakes   NW Point  Timberlake E.  Merrywood   Ridge   Park Ten    REITs
                                     -----   --------  -------------  ---------   -----   --------    -----

Assets:
Land                                 $     0  $     0     $     0      $     0   $     0   $     0   $  1,210
Building                                   0        0           0            0         0         0      4,818
Real Estate Investments, cost              0        0           0            0         0         0      6,028
  Less Accumulated Depreciation            0        0           0            0         0         0         56
                                     -------  -------     -------      -------   -------   -------   --------
Real Estate Investments, net               0        0           0            0         0         0      5,972

Cash and equivalents                       0        0           0            0         0         0          0
Cash - Funded Reserve                      0        0           0            0         0         0        179
Restricted Cash                            0        0           0            0         0         0      1,066
Tenant rent receivable                     0        0           0            0         0         0          0
Step rent receivable                       0        0           0            0         0         0         23
Prepaid expenses                           0        0           0            0         0         0          0
Deferred leasing costs                     0        0           0            0         0         0          1
  Accumumlated Amortization                0        0           0            0         0         0          0
Deferred lease origination costs           0        0           0            0         0         0          0
  Accumumlated Amortization                0        0           0            0         0         0          0
                                     -------  -------     -------      -------   -------   -------   --------
     Total Assets                    $     0  $     0     $     0      $     0   $     0   $     0   $  7,241
                                     =======  =======     =======      =======   =======   =======   ========

Liabilities and Stockholders' Equity:
Accounts payable and accrued
  expenses                           $     0  $     0     $     0      $     0   $     0   $     0   $     63
Dividends payable                                                                                           0
Tenant security deposits                   0        0           0            0         0         0          0
Deferred Lease origination costs           0        0           0            0         0         0          0
                                     -------  -------     -------      -------   -------   -------   --------
     Total Liabilities                     0        0           0            0         0         0         63
                                     -------  -------     -------      -------   -------   -------   --------

Preferred Stock/Partners Equity            0        0           0            0         0         0      7,178
                                           0        0           0            0         0         0          0
                                           0        0           0            0         0         0          0
                                           0        0           0            0         0         0          0
                                     -------  -------     -------      -------   -------   -------   --------
     Total Stockholders' Equity            0        0           0            0         0         0      7,178
                                     -------  -------     -------      -------   -------   -------   --------

Total Liabilities &
  Stockholders' Equity               $     0  $     0     $     0      $     0   $     0   $     0   $  7,241
                                     =======  =======     =======      =======   =======   =======   ========

                            DESCRIPTION OF FSP CORP.

Business

      History


      FSP Corp. is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust for federal income tax purposes. FSP Corp. is self-managed. It is the successor to the FSP Partnership. The FSP Partnership was originally formed as a Massachusetts general partnership in January 1997 as the successor to a Massachusetts general partnership that was formed in 1981. On January 1, 2002, the Conversion became effective. Pursuant to the Conversion, the FSP Partnership ceased to exist, FSP Corp. succeeded to the business of the FSP Partnership and each unit of both general and limited partnership interests in the FSP Partnership was converted into one share of FSP Common Stock. As a result of the Conversion, FSP Corp. now holds, directly and indirectly, 100% of the interest in three former subsidiaries of the FSP
Partnership: FSP Investments, FSP Property Management, and FSP Holdings.


      Organization

      FSP Investments acts as a real estate investment firm and broker/dealer with respect to (a) the organization of investment vehicles which are typically syndicated through private placements exempt from registration under the Securities Act, some of which were Sponsored Partnerships and some of which are Sponsored REITs, (b) the acquisition of real estate by the Sponsored Entities and (c) the sale of equity interests in the Sponsored Entities. FSP Investments derives revenue from commissions received in connection with the sale of equity interests in the Sponsored Entities. FSP Investments also derives revenue from fees paid by the Sponsored Entities for the services of FSP Investments in identifying, inspecting and negotiating to purchase real properties on behalf of the Sponsored Entities. FSP Investments is a registered broker/dealer with the Commission and is a member of the National Association of Securities Dealers, Inc. FSP Corp. has made an election to treat FSP Investments as a "taxable REIT subsidiary" for federal icome tax purposes.


      On April 1, 1997, FSP Holdings acquired the general partnership interest in four Sponsored Partnerships (the "Prior Entities"), each of which had been organized by the executive officers of the general partner of the FSP Partnership prior to the formation of the FSP Partnership while they were employed by another entity. Between June 1997 and June 2000, FSP Investments completed the offerings of limited partnership interests in 14 Sponsored Partnerships. The sole general partner of each of the Sponsored Partnerships is FSP Holdings. Between June 2000 and December 31, 2002, FSP Investments completed the offerings of preferred stock in 15 Sponsored REITs. Effective January 1, 2001, one of the original 14 Sponsored Partnerships converted from a Sponsored Partnership to a Sponsored REIT. This Sponsored REIT, along with 12 of the other 15 Sponsored REITs, comprise all of the Target REITs. Accordingly, as of December 31, 2002, FSP Corp. had sponsored 33 Sponsored Entities, of which 17 were Sponsored Partnerships and 16 were Sponsored REITs. FSP Corp. expects that future Sponsored Entities will be Sponsored REITs.

      Each Sponsored Entity sold its equity interests only to "accredited investors'" within the meaning of Regulation D under the Securities Act. The Sponsored Entities (other than a Prior Entity that conducted its offering pursuant to a registration statement on Form S-11) conducted their offerings pursuant to exemptions from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Sponsored Entities issued equity interests for aggregate gross cash proceeds of $690,300,000. Each Sponsored Entity holds a single real property.

      Pursuant to mergers effective January 1, 1999, January 1, 2000 and October 1, 2000, respectively, the FSP Partnership acquired all limited partners' interest in the 17 Sponsored Partnerships. In connection with these mergers, the FSP Partnership issued units of the FSP Partnership to the limited partners of the Sponsored Partnerships. The mergers that were effective January 1, 1999 were approved by a vote of limited partners of the FSP Partnership. Neither the FSP Partnership governing documents nor applicable state law required the approval of the limited partners of the FSP Partnership for the mergers that were effective January 1, 2000 and October 1, 2000. Each merger was approved by a vote of the limited partners of the applicable Sponsored Partnerships. Pursuant to the mergers, limited partners in the Sponsored Partnerships exchanged an interest in a finite-life entity for an interest in an infinite-life entity. As a result of the mergers, FSP Holdings is the sole general partner of each Sponsored Partnership that was acquired and the FSP Partnership was the sole limited partner of each such Sponsored Partnership.


      Prior to the Conversion, the FSP Partnership owned, directly or indirectly, 100% of the interest in the 17 Sponsored Partnerships, each of which owns or owned real property. As a result of the Conversion, FSP Corp. is now the sole limited partner of each such Sponsored Partnership and now owns, directly or indirectly, 100% of the interest in the 17 Sponsored Partnerships. Reference in this Proxy Statement to "FSP Corp.'s properties" means the real properties owned by these 17 Sponsored Partnerships. None of FSP Corp.'s properties has a book value in excess of 10% of FSP Corp.'s total assets or had gross revenues for the most recent fiscal year that accounted for more than 10% of FSP Corp's gross revenues for such year. The FSP Board believes that each of FSP Corp.'s properties is adequately covered by insurance given the current conditions in the insurance markets. Terrorism insurance was excluded from FSP Corp's master policy as of April 2002.


      FSP Property Management asset manages each Sponsored Entity and provides property management services or property accounting services to eight Sponsored Entities. FSP Property Management receives fee income from those Sponsored Entities that have not been acquired by FSP Corp. FSP Property Management does not receive any rental income.

      FSP Holdings acts as the sole general partner of each Sponsored
Partnership.

Investment Objectives

      FSP Corp. has two principal sources of revenue:

            o investment banking income consisting of brokerage commissions and other related fees paid to FSP Investments in connection with the organization and offering of Sponsored Entities and loan origination fees paid in connection with loans to Sponsored Entities.

            o     rental income from the real properties it owns.


      FSP Corp.'s investment objective is to increase the cash available for distribution to its stockholders by increasing its revenue from investment banking services and rental income. FSP Corp. expects that, through FSP Investments, it will continue to organize and cause the offering of Sponsored REITs in the future and that it will continue to derive investment banking income from such activities. FSP Corp. also expects that in the future it will acquire additional real properties. FSP Corp. may sell from time to time the real properties it owns as market conditions warrant (although to date it has only sold vacant land) and either distribute the proceeds to its stockholders or retain some or all of such proceeds for investment in real properties or other corporate activities. FSP Corp. may acquire real properties in any geographic area of the United States and of any property type. Of the 16 properties FSP Corp. owns, three are apartment complexes, 11 are office buildings and two are industrial; three of these properties are located in Texas, three properties are located in Massachusetts, three properties are located in northern California, two properties are located in Maryland, and one property is located in each of southern California, Louisiana, Michigan, North Carolina and South Carolina. FSP Corp. has no restrictions on the percentage of its assets that may be invested in any one real property. FSP Corp. acquires its properties primarily for their rental income and seeks to manage its properties with a goal of increasing their value.


      FSP Corp. relies on the following principles in selecting real properties for acquisition by a Sponsored Entity or FSP Corp.:

            o Buying investment properties at a price which produces value for investors and avoiding overpaying for real estate merely to outbid competitors.

            o Buying properties in excellent locations with substantial infrastructure in place around them and avoiding investing in locations where the construction of such infrastructure is speculative.

            o Buying properties that are well-constructed and designed to appeal to a broad base of users and avoiding properties where quality has been sacrificed to cost savings in construction or which appeal only to a narrow group of users.

            o Aggressively managing, maintaining and upgrading a property and refusing to neglect or undercapitalize management, maintenance and capital improvement programs.

            o Having the ability to hold properties through down cycles and avoiding over-leveraging properties and placing them at risk of foreclosure.

      FSP Corp. has a revolving line of credit with Citizens Bank that provides for borrowings of up to $50,000,000. FSP Corp. has drawn on this line of credit, and intends to draw on this line of credit in the future, to obtain funds for the purpose of making interim mortgage loans to

Sponsored Entities. FSP Corp.'s policy is to cause these loans to be secured by a first mortgage of the real property (which may be of any type) owned by the Sponsored Entity. FSP Corp. makes these loans to enable a Sponsored Entity to acquire real property prior to the consummation of the offering of its equity interests, and the loan is repaid out of the offering proceeds. FSP Corp. has no restriction on the percentage of its assets that may be invested in any single mortgage.

Policies

      FSP Corp.'s policy is not to invest in the securities of other common stock issuers except short-term investments in money market funds and similar securities and the holding of a nominal interest in Sponsored REITs for the purpose of facilitating the organization and operation of such Sponsored REITs. FSP Corp. does not expect to receive any material amounts of revenue from its nominal interest in any Sponsored REITs.

      FSP Corp.'s policy is not to issue senior securities, borrow money (except as described above), make loans to other persons (except as described above), invest in the securities of other issuers for the purpose of exercising control, underwrite the securities of other issuers (except that FSP Investments expects to continue to sell interests in Sponsored Entities on a best efforts basis in offerings exempt from registration under the Securities Act). FSP Corp. expects that it will engage in the purchase and sale of real estate investments as market conditions warrant. FSP Corp. may repurchase or otherwise reacquire its securities.

      Any of FSP Corp.'s policies may be changed at any time by the FSP Board.

Competition

      With respect to its investment banking and brokerage business, FSP Corp. faces competition for the investment dollars of potential purchasers of the Sponsored Entities from every other kind of investment, including stocks, bonds, mutual funds and other real-estate related investments, including other REITs. Some of FSP Corp.'s competitors have significantly more resources than FSP Corp. and are able to advertise their investment products. Because the offerings of the Sponsored Entities are made pursuant to an exemption from registration under the Securities Act, FSP Investments may not advertise the Sponsored Entities or otherwise engage in any general solicitation of investors to purchase interests in the Sponsored Entities.


      With respect to its real estate investments, FSP Corp. faces competition in each of the markets where the properties are located. As of December 31, 2002, 13 of FSP Corp.'s 17 properties had a percentage of leased space in excess of 95% and five properties had percentages of leased space ranging from 63-94%.


Employees

      Prior to the Conversion, the general partner of the FSP Partnership was FSP General Partner LLC, a Massachusetts limited liability company (the "FSP General Partner"). The members of the FSP General Partner and their respective ownership interests therein were George J. Carter (33.94%), R. Scott MacPhee (30.66%), Richard R. Norris (21.40%), William

W. Gribbell (11.36%), Barbara J. Corinha (1.60%), Melissa G. Mucciaccio (0.67%), Janet P. Notopoulos (0.26%) and Patricia A. McMullen (0.11%). The FSP General Partner had no other business other than acting as general partner of the FSP Partnership. Prior to the Conversion, the executive officers of the FSP General Partner devoted all of their business activities to the FSP Partnership and its subsidiaries. The former executive officers of the FSP General Partner are now the current executive officers of FSP Corp. and they devote all of their business activities to FSP Corp. and its subsidiaries.

      FSP Corp. had 31 employees as of December 31, 2002.

Legal Proceedings

         From time to time, FSP Corp. is subject to legal proceedings and claims that arise in the ordinary course of its business. Although occasional adverse decisions (or settlements) may occur, FSP Corp. believes that the final disposition of such matters will not have a material adverse effect on FSP Corp.'s financial position, cash flows or results of operations.

        MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
                             RESULTS OF OPERATIONS

      The following discussion should be read in conjunction with FSP Corp.'s financial statements and notes thereto appearing elsewhere in this Proxy Statement. Historical results and percentage relationships set forth in the consolidated financial statements contained in the financial statements, including trends which might appear, should not be taken as necessarily indicative of future operations.

Overview


      FSP Corp. operates in two business segments: investment banking services and rental operations. The first of these segments involves the provision of real estate investment and broker/dealer services that include: (a) the organization of Sponsored REITs in 2002, 2001 and 2000 and Sponsored Partnerships in 2000 and prior years, which were syndicated through private placements; (b) the acquisition of real estate on behalf of the Sponsored Entities; and (c) the sale of preferred stock in Sponsored REITs or limited partnership interests in the Sponsored Partnerships. The second segment involves the ownership of real property. The following table summarizes property owned by FSP Corp. at the three years ended December 31, 2002, 2001 and 2000.

                                                          December 31,
                                             -----------------------------------
                                                2002        2001        2000
                                             -----------------------------------
      Residential
          Number of Properties.............. 4            4           4
          Number of Apartment Units......... 642          642         642

      Commercial
          Number of Properties.............. 13           13          13
          Square Footage.................... 1,433,300    1,433,300   1,433,300

      As described in Note 4 to FSP Corp.'s financial statements, FSP Corp.'s predecessor-in-interest, the FSP Partnership, consummated three series of mergers. Prior to the consummation of the first series of mergers, the FSP Partnership operated in the segment of broker/dealer and real estate investment services. The first series of mergers added the real estate operations of certain Sponsored Partnerships to the FSP Partnership business. The nature of the FSP Partnership business was not changed by the second and third series of mergers.


      The mergers were accounted for as a purchase, whereby the assets and liabilities of the Sponsored Partnerships were recorded at their fair values and transaction costs were capitalized. In each merger the FSP Partnership acquired the minority interests in the Sponsored Partnerships. None of the merged Sponsored Partnerships was subject to debt financing and no debt was assumed or created at the time of the merger. The investors of the merged entities exchanged their interests for an interest in the FSP Partnership. There were no cash payments and no contingent payments.


      The acquisitions have affected FSP Corp. in that the real estate portfolio is more diverse, both geographically and with respect to property type and by tenant business, investment banking services account for a smaller percentage of FSP Corp.'s revenues, and FSP Corp. has a larger borrowing capacity.


      The following table sets forth the identity of each merged Sponsored Partnership, the date of its merger and the estimated value ascribed to that partnership without giving effect to the merger.

                                                      Estimated Value at
Merged Sponsored Partnership       Merger Date        Merger Date (in thousands)
----------------------------       -----------        --------------------------


Essex Lane                      January 1, 1999               $  11,339
FSP Apartment Properties        January 1, 1999                  12,691
One Technology                  January 1, 1999                  11,989
FSP North Andover               January 1, 1999                   9,919
FSP Weslayan Oaks (1)           January 1, 1999                   5,760
FSP Park Seneca                 January 1, 1999                  10,126
FSP Santa Clara                 January 1, 1999                   7,938
FSP Piedmont                    January 1, 1999                  12,435


FSP Silverside                  January 1, 2000                  19,063
FSP Hillview                    January 1, 2000                   5,328
FSP Telecom                     January 1, 2000                  16,814

FSP Southfield Centre           October 1, 2000                  16,412
FSP Blue Ravine                 October 1, 2000                   6,475
FSP Bollman Place               October 1, 2000                   6,035
FSP Austin N.W.                 October 1, 2000                  11,403
FSP Gateway Crossing            October 1, 2000                  20,870
FSP Lyberty Way                 October 1, 2000                  10,612


(1) The sale of this Sponsored Partnership was consummated on February 7, 2003.

      During 2002, 2001 and 2000, FSP Corp. retained ownership interests in 17, ten and three Sponsored REITs, respectively, for nominal consideration in connection with the organization and syndication of such Sponsored REITs. However, FSP Corp. sponsored only 16 of the Sponsored REITs for which it retained ownership interests as of December 31, 2002. Additionally, as discussed above, the FSP Partnership's general partner interest in one Sponsored Partnership was exchanged for the common stock in a newly formed Sponsored REIT, in connection with this Sponsored Partnership's reorganization from a limited partnership to a REIT on January 1, 2001. FSP Corp.'s cost of its investment in the Sponsored REITs approximates its share of the underlying equity in the net assets of the REITs. Prior to the completion of the offering of the preferred shares of the Sponsored REITs, FSP Corp.'s share of net income in the

Sponsored REITs was $519,000, $255,000, and $0, for the years ended December 31, 2002, 2001 and 2000, respectively. Subsequent to the completion of the offering of the preferred shares, FSP Corp. did not share in any of the Sponsored REITs' earnings for the years ended December 31, 2002, 2001 and 2000. There were no Sponsored REITs in 1999.

      Each Sponsored REIT was organized to acquire real estate property using the proceeds raised through a private offering of its preferred stock. The Sponsored REITs have not obtained and do not contemplate obtaining any long-term financing. The Sponsored REITs issued both common stock and preferred stock. The common stock is ultimately owned solely by FSP Corp. and, except for two non-management directors of FSP Corp., the preferred stock is owned by unaffiliated investors. Following consummation of the offerings, the preferred shareholders in each of the Sponsored REITs are entitled to 100% of the Sponsored REIT's cash distributions. As a common shareholder, FSP Corp. has no rights to the Sponsored REIT's cash distributions subsequent to the completion of the offering of the preferred shares. However, upon liquidation of a Sponsored REIT, FSP Corp. will be entitled to its percentage interest in any proceeds remaining after the preferred stockholders have recovered their investment. FSP Corp.'s percentage interest in each Sponsored REIT is less than 0.1%. The affirmative vote of the holders of a majority of the Sponsored REIT's preferred stockholders is required for any actions involving merger, sale of property, amendment to charter or issuance of additional capital stock, including the Mergers as contemplated by the Merger Agreement. In addition, all of the Sponsored REITs allow the holders of more than 50% of the outstanding preferred shares to remove, without cause, and replace one or more members of that Sponsored REIT's board of directors.

Critical Accounting Policies

      FSP Corp. has certain critical accounting policies that are subject to judgments and estimates by FSP Corp. and uncertainties of outcome that affect the application of these policies. FSP Corp. bases its estimates on historical experience and on various other assumptions FSP Corp. believes to be reasonable under the circumstances. On an on-going basis, FSP Corp. evaluates its estimates. In the event estimates or assumptions prove to be different from actual results, adjustments are made in subsequent periods to reflect more current information. The material accounting policies that FSP Corp. believes are most critical to the understanding of its financial position and results of operations that require significant management estimates and judgments are discussed below.

Basis of Presentation

      The consolidated financial statements of FSP Corp. include the accounts of the FSP Partnership (as predecessor-in-interest to FSP Corp.), 17 Sponsored Partnerships and wholly and majority-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation. Prior to the mergers, the accounts of the Sponsored Partnerships have been consolidated into the FSP Partnership's financial statements under the principles of accounting applicable to investments in subsidiaries in accordance with SOP 78-9.

Real Estate Assets

      Real estate assets are stated at the lower of depreciated cost or fair value. The cost of buildings and improvements include the purchase price of property, legal fees and other acquisition costs. Typical capital improvements include new roofs, site improvements, various exterior building improvements and major renovations. Funding for capital improvements typically is provided by cash reserves.

      FSP Corp. periodically reviews its properties to determine if its carrying amounts will be recovered from future operating cash flows. The evaluation of anticipated cash flows is highly subjective and is based in part on assumptions regarding future occupancy, rental rates and capital requirements that could differ materially from actual results in future periods. Since cash flows on properties considered to be "long-lived assets to be held and used" as defined by FAS 144 are considered on an undiscounted basis to determine whether an asset has been impaired, FSP Corp.'s established strategy of holding properties over the long term directly decreases the likelihood of recording an impairment loss. If FSP Corp.'s strategy changes or market conditions otherwise dictate an earlier sale or disposal date, an impairment loss may be recognized. If FSP Corp. determines that impairment has occurred, the affected assets must be reduced to their fair value. No such impairment losses have been recognized to date.

      FSP Corp. classifies a property as "held for sale" upon the execution of a purchase and sale agreement provided that there are no significant contingencies to the sale and management believes that the sale or disposition is probable within one year. FSP Corp. reports the results of operations of its properties classified as discontinued operations in its statements of income if no significant continuing involvement exists after the sale or disposition.

      FSP Corp. typically retains a common stock ownership in a Sponsored REIT following a syndication, and earns an ongoing asset and property management fee; accordingly, transaction fee revenue and the results of operations are not classified as discontinued operations due to its continuing involvement.

Revenue Recognition

      Rental revenue is reported on a straight-line basis over the terms of the respective leases. Straight-line rent represents rental income earned in excess of rent payments received pursuant to the terms of the individual lease agreements.

      FSP Corp. maintains an allowance against straight-line rent for future potential tenant credit losses. The credit assessment is based on the estimated straight-line rental income that is recoverable over the term of the lease. The computation of this allowance is based on the tenants' payment history and current credit status. If FSP Corp.'s estimates of collectibility differ from the cash received, the timing and amount of its reported revenue would likely be impacted.

      Investment banking services revenue (Syndication and Transaction fees) from the syndication of Sponsored REITs is recognized pursuant to the provisions of Statement of Financial Standards No. 66 "Accounting for Sales of Real Estate", and Statement of Position 92-1

"Accounting for Real Estate Syndication Income". Revenue is recognized provided the criteria for sale accounting in SFAS 66 are met.

Depreciation expense

      FSP Corp. computes depreciation on its properties using the straight-line method based on an estimated useful life of 27.5 years for residential property and 39 years for non-residential property. The portion of the acquisition cost allocated between land and building for each property may vary based on estimated land value and other factors. FSP Corp. computes depreciation on building improvements on an estimated useful life of 15 to 39 years, and on furniture and fixtures on an estimated useful life of 5-7 years. The allocation of a property's acquisition costs to buildings and the determination of the asset's useful life are based on management's estimates.

Repairs and maintenance expenses

      Routine replacements and ordinary maintenance and repairs are expensed as incurred. Typical expense items include residential interior painting, landscaping, minor carpet replacements and residential appliances. The determination to expense an item rather than to capitalize and subsequently depreciate the item is based upon management's judgment of whether the repair extends the useful life of the asset. Funding for routine replacements, repairs and maintenance items are typically provided by cash flows from operating activities.




Recent Accounting Standards

      In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement will be effective at the beginning of 2003. FSP Corp. has reviewed the provisions of SFAS 143 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.


      In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. The impact of adoption did not have a material impact on FSP Corp.'s financial position, results of operations and cash flows. FSP Corp. does not have any real estate assets that it considers "held for sale" at December 31, 2002.

      In April 2002, the FASB issued SFAS No. 145 "Rescission of FAS Nos. 4, 44, and 64, Amendment of FAS 13, and Technical Corrections". This Statement rescinds FASB No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, FASB No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends FASB No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement will be effective for FSP Corp.'s fiscal year ending December 31, 2003. FSP Corp. has reviewed the provisions of FASB 145 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flow.

      In July 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement will be effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. FAS No. 146 supersedes Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity," which in some cases required certain costs to be recognized before a liability was actually incurred. The adoption of this standard is not expected to have a material impact on FSP Corp.'s results of financial position, results of operations or cash flow.

      On November 25, 2002, the FASB issued FASB Interpretation No. 45 ("FIN 45") "Guarantors Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others, an Interpretation of FASB Statements No. 5, 57 and 107 and Rescission of FASB Interpretation No. 34". FIN 45 clarifies the requirements of SFAS No. 5 "Accounting for Contingencies", relating to a guarantors accounting for, and disclosure of, the issuance of certain types of guarantees. The disclosure requirements of FIN 45 are effective for the Corporation as of December 31, 2002, and require disclosure of the nature of the guarantee, the maximum potential amount of future payments that the guarantor could be required to make under the guarantee, and the current amount of the liability, if any, for the guarantor's obligations under the guarantee. The recognition requirements of FIN 45 are to be applied prospectively to guarantees issued or modified after December 31, 2002. FSP Corp. has reviewed the provisions of FIN 45 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flow.

      In January 2003, the FASB issued FASB Interpretation No. 46 ("FIN 46"), Consolidation of Variable Interest Entities. The objective of this interpretation is to provide guidance on how to identify a variable interest entity ("VIE") and determine when the assets, liabilities, noncontrolling interests, and results of operations of a VIE need to be included in a company's consolidated financial statements. A company that holds variable interests in an entity will need to consolidate the entity if the company's interest in the VIE is such that the company will absorb a majority of the VIE's expected losses and/or receive a majority of the entity's expected residual returns, if they occur. FIN 46 also requires additional disclosures by primary beneficiaries and other significant variable interest holders. The provisions of this interpretation became effective upon issuance. The adoption of this standard is not expected to have a material impact on FSP Corp.'s results of financial position, results of operations or cash flow.


Financing and Other Commitments


      FSP Corp. has a revolving line of credit agreement with Citizens Bank providing for borrowings at FSP Corp.'s election up to $50.0 million. Borrowings under the line of credit bear interest at either the bank's base rate or a variable LIBOR rate, as defined. There were no borrowings by FSP Corp. outstanding under the line of credit at December 31, 2002. FSP Corp. is in compliance with all bank covenants required by this line of credit. The maturity date of the line of credit is June 23, 2003. It is FSP Corp.'s intention to seek to renew the line of credit when it matures.

      FSP Corp.'s commercial rental operations include the leasing of office buildings and industrial properties subject to leases with terms greater than one year. The leases thereon expire at various dates through 2012. Approximate future minimum rental income on non-cancelable operating leases as of December 31, 2002 are (in thousands): 2003 - $15,189; 2004 - $12,513; 2005 - $8,875; 2006
- $5,715; 2007 - $3,992 and $7,936 thereafter.

      FSP Corp. leases its corporate office space under a six-year operating lease that commenced in June 1999. The lease includes a base annual rent and additional rent for FSP Corp.'s share of taxes and operating costs. Approximate future minimum lease payments at December 31, 2002 are (in thousands): 2003 - $203; 2004 - $209; and 2005 - $97.

Investments in Non-consolidated Entities

      FSP Corp. typically retains a minimal common stock ownership interest in Sponsored REITs that it has organized. Subsequent to the completion of the offering of preferred shares of such Sponsored REITs, these ownership interests have virtually no economic benefit or risk. At December 31, 2002, 2001 and 2000, FSP Corp. had ownership interests in 17, ten and three Sponsored REITs, respectively. However, FSP Corp. sponsored only 16 of the Sponsored REITs for which it retained ownership interests as of December 31, 2002. The Sponsored REITs include the 13 Target REITs. During 1999 and 2000, FSP Corp. acquired 100% of the non-owned interests of the Sponsored Partnerships (through a series of mergers) that it had previously organized.


      Summarized financial information for the Sponsored REITs is as follows:


      (unaudited)                                   December 31,
                                     2002               2001        2000
                                     ------------------------------------------
                                     (in thousands)
      Balance Sheet Data:
      Real estate, net               $   385,907        $222,232    $  56,565
      Other assets                        39,465          19,048        5,058
      Total liabilities                   (6,554)          6,755        1,950
                                     ------------------------------------------
      Shareholders equity            $   418,818        $234,525    $  59,673
                                     ==========================================

      (unaudited)                                   December 31,
                                     2002               2001        2000
                                     ------------------------------------------
                                     (in thousands)
      Operating Data:
      Rental revenues                $    46,836        $ 19,816    $   2,778
      Other revenues                         543             354          117
      Operating and maintenance
        Expenses                          14,191           5,973          948
      Depreciation and amortization        7,220           3,191          574
      Interest expense                    13,395           9,916        2,298
                                     -----------------------------------------
      Net income (loss)              $    12,577        $  1,090    $    (925)
                                     ==========================================


      There were no Sponsored REITs in 1999.

Results of Operations


      The following table shows the variance in dollars for FSP Corp.'s operations for the years ended December 31, 2002 and 2001, the years ended December 31, 2001 and 2000 and the years ended December 31, 2000 and 1999.

                                                            Variance in Dollars
(in thousands)                                         For the Year Ended December 31,
                                              2002 and 2001    2001 and 2000    2000 and 1999
                                              -----------------------------------------------
Revenue
  Rental revenue
  Rental income                                  $    643         $  1,331         $  9,119
  Sponsored REIT revenue                              527              860               --
  Interest and Other                                 (458)             (71)             771
                                              -----------------------------------------------
      Total rental revenue                            712            2,120            9,890
                                              -----------------------------------------------
  Investment Services Revenue
  Syndication fees                                    720            8,964            3,592
  Transaction fees                                    390            9,163            3,193
  Interest and Other                                  (36)              12               70
                                              -----------------------------------------------
      Total investment services revenue             1,074           18,139            6,855
                                              -----------------------------------------------

      Total Revenue                                 1,786           20,259           16,745
                                              -----------------------------------------------

Expenses
  Rental expenses
  Rental operating expenses                          (560)             537            2,060
  Real estate taxes and insurance                     230              427            1,025
  Depreciation and amortization                        51              196            1,350
  Selling and administration                         (225)             692           (1,137)
  Sponsored REIT expenses                             263              605               --
  Interest expense                                     76              (42)             561
                                              -----------------------------------------------
      Total rental expense                           (165)           2,415            3,859

                                                            Variance in Dollars
(in thousands)                                         For the Year Ended December 31,
                                              2002 and 2001    2001 and 2000    2000 and 1999
                                              -----------------------------------------------
  Investment services expenses
  Selling and administration                           91            1,464            1,621
  Commissions                                         299            3,103              788
  Depreciation and amortization                        98              (12)              32
  Shares/units issued as compensation              (1,140)            (556)           2,300
                                              -----------------------------------------------
      Total investment services expenses             (652)           3,999            4,741
                                              -----------------------------------------------

      Total expenses                                 (817)           6,414            8,600
                                              -----------------------------------------------

Income attributable to Minority Interests             (40)          (2,609)             370

Taxes on income                                       699               --               --
                                              -----------------------------------------------

Net income                                       $  1,944         $ 16,454         $  7,775
                                              -----------------------------------------------

Comparison of the year ended December 31, 2002 to the year ended
December 31, 2001

      FSP Corp. syndicated six Sponsored REITs with total gross proceeds of $210.1 million in 2002; an increase of $7.0 million compared to six Sponsored REITs syndicated in 2001 with total gross proceeds of $203.1 million. FSP Corp. owned seventeen properties in both years.


      Revenue


      Total revenues increased $1.8 million, or 3.2%, to $56.8 million for the year ended December 31, 2002, as compared to $55.0 million for the year ended December 31, 2001.

      Income from rental operations was $29.9 million for the year ended December 31, 2002, an increase of $0.7 million, or 2.4%, compared to the year ended December 31, 2001. The increase is attributable to:

            o An increase in straight-line rent revenue of $0.9 million, relating to new or renewed leases during the year;

            o     An increase in reimbursable expenses of $0.5 million; and

            o An increase of $0.5 million in Sponsored REIT income relating to the revenues of the Sponsored REITs prior to syndication.

      The increase was offset by:

            o A decrease in income from leases of $0.7 million as a result of a rental allowance of $0.9 million given to a tenant as part of lease extension, partially offset by a net increase of $0.2 million in rents (less vacancies) in the remaining properties;

            o     A decrease in other lease income of $0.1 million; and

            o A decrease of $0.5 million in interest and other income primarily due to lower interest rates in 2002.

      Investment banking services revenue (Syndication and Transaction fees) was $26.8 million for the year ended December 31, 2002; an increase of $1.1 million, or 4.1%, compared to the year ended December 31, 2001. This increase is attributable to:

            o An increase in Syndication and Transaction fees of $1.1 million as a result of an increase of $7 million of gross proceeds from offerings of the Sponsored REITs; and

            o     No significant change in interest and other income.


      Expenses


      Total expenses were $28.8 million for the year ended December 31, 2002, a decrease of $0.8 million, or 2.8%, compared to the year ended December 31, 2001.

      Expenses for rental operations were $17.2 million for the year ended December 31, 2002, a net decrease of $0.2 million, or 0.9%, compared to the year ended December 31, 2001. The decrease is attributable to:

            o A decrease in rental operating expenses of $0.6 million primarily attributable to costs associated with leasing activity in 2001 that did not repeat in 2002; and

            o A decrease in general and administrative expenses of $0.2 million, primarily attributable to reduced professional fees allocated to rental operations.

      The decrease was offset by:

            o An increase in real estate taxes and insurance of $0.2 million, as a result of tax rate increases on the existing properties and increases in the price and difficulty of obtaining insurance; and

            o An increase in Sponsored REIT expenses of $0.3 million primarily as a result of increased syndications in 2002 compared with 2001.

      There were no significant changes to depreciation and amortization expense or interest expense related to rental operations.

      Expenses for Investment banking services were $11.6 million for the year ended December 31, 2002, a net decrease of $0.6 million, or 5.3%, compared to the year ended December 31, 2001. The decrease is attributable to a decrease in expenses relating to shares/units issued as compensation of $1.1 million.

      The decrease was offset by:

            o An increase in selling and administrative expenses of $0.1 million, primarily attributable to the increase in sydications proceeds in 2002;

            o An increase in commission expense $0.3 million, attributable to the increase in syndication proceeds in 2002; and

            o An increase in depreciation and amortization expense of $0.1 million.

      There was no income applicable to minority interests in 2002.

      There was no tax on income in 2001. The tax rate for 2002 on the taxable REIT subsidiary was approximately 22%. This rate included certain benefits that will not occur in the future. FSP Corp. expects a tax rate of approximately 41% for the taxable REIT subsidiary in the future.


Comparison of the year ended December 31, 2001 to the year ended
December 31, 2000


      FSP Corp. syndicated six Sponsored REITs with total gross proceeds of $203.1 million in 2001, an increase of $95.5 million compared to the syndication in 2000 of three Sponsored REITs with total gross proceeds of $60.2 million and three Sponsored Partnerships with total gross proceeds of $47.1 million. The revenue associated with the syndication of the three Sponsored Partnerships in 2000 with total gross proceeds of $47.4 million has been eliminated in the consolidated statements of income. FSP Corp. owned seventeen properties in 2001 and sixteen properties for all of 2000 and one property for part of 2000.


      Revenue


      Total revenues increased $20.3 million, or 58%, to $55.1 million for the year ended December 31, 2001, as compared to $34.8 million for the year ended December 31, 2000. Income from rental operations was $29.2 million for the year ended December 31, 2001.

      The increase in rental income of $2.1 million, or 7.8%, compared to the year ended December 31, 2000, is attributable to:

            o The acquisition of one commercial property in 2000, which contributed revenue for a full year in 2001, as compared with a partial year in 2000, resulting in $0.5 million in incremental revenues;

            o An increase in revenues of approximately $0.8 million as a result of rent increases on existing properties; and

            o An increase in revenues from the Sponsored REITs of $0.9 million resulting from the fact that there was no rental revenue from Sponsored REITs in 2000.

      The increase was offset by a decrease in interest income of less than $0.1 million.

      The increase in Investment banking services income (Syndication and Transaction fees) of $18.1 million, or 239%, compared to the year ended December 31, 2000, is attributable to the syndication of six Sponsored REITs (with aggregate gross proceeds of $203.1 million) in 2001 compared to the syndication of three Sponsored REITs (with aggregate gross proceeds of $60.2 million) in 2000.

      Interest and other income of $0.1 million was consistent with the previous year.


      Expenses

      Total expenses increased $5.8 million, or 25%, to $29.0 million for the year ended December 31, 2001, as compared to $23.2 million for the year ended December 31, 2000.


      The increase in selling, general and administrative expenses of $2.2 million, or 70%, compared to the year ended December 31, 2000, is attributable to the extra costs associated with the syndication of six Sponsored REITS in 2001 (with aggregate gross proceeds of $203.1 million) compared to the syndication of six Sponsored Entities in 2000 (with aggregate gross proceeds of $107.6 million) including:

            o     An increase in payroll and related expenses of $1.5 million;

            o An increase in consulting and professional fees of approximately $0.6 million; and

            o     An increase in other costs of approximately $0.1 million.

      The increase in commission expense of $3.1 million, or 91%, compared to the year ended December 31, 2000 is attributable to the increase of syndication proceeds of approximately $95 million in 2001 as described above.


      The increase in rental expenses of $0.5 million, or 8.3%, compared to the year ended December 31, 2000, is primarily attributable to the acquisition of one commercial property in 2000, which incurred costs for a full year in 2001, as compared with a partial year in 2000.

      The increase in depreciation and amortization expenses of $0.2 million, or 4%, compared to the year ended December 31, 2000, is primarily attributable to the acquisition of one commercial property in 2000, which incurred a full year of depreciation and amortization expense in 2001, as compared with a partial year in 2000.

      The increase in real estate taxes and insurance expenses of $0.4 million, or 17%, compared to the year ended December 31, 2000, is primarily attributable to:


            o The acquisition of one commercial property in 2000, which incurred costs for a full year in 2001, as compared with a partial year in 2000, resulting in approximately $0.1 million in incremental expenses; and


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            o     Tax rate increases on FSP Corp.'s existing properties of
                  approximately $0.3 million.

      There were no Sponsored REIT expenses in 2000.

      Interest expense of $0.8 million was consistent with the prior year.

      The decrease in minority interest expense of $2.6 million for the year ended December 31, 2001 compared to the minority interest for the year ended December 31, 2000 is a result of the mergers completed during the year ended December 31, 2000, as described in Note 4 to the financial statements.


Comparison of the year ended December 31, 2000 to the year ended
December 31, 1999


      FSP Corp. syndicated three Sponsored REITs in 2000 with total gross proceeds of $60.2 million, an increase of $52.4 million compared to the syndication of one unconsolidated partnership in 1999 with total gross proceeds of $7.8 million. The revenue associated with the syndication of three Sponsored Partnerships in 2000 with total gross proceeds of $47.4 million has been eliminated in the consolidated statements of income. The revenue associated with the syndication of five Sponsored Partnerships in 1999 with total gross proceeds of $57.1 million has been eliminated in the consolidated statements of income. FSP Corp. owned sixteen properties for a full year and one property for part of the year in 2000. FSP Corp. owned nine properties for a full year and seven properties for part of the year in 1999.


      Revenue

      Total revenues increased $16.8 million, or 92.8%, to $34.8 million for the year ended December 31, 2000, as compared to $18.0 million for the year ended December 31, 1999. Income from rental operations was $25.4 million for the year ended December 31, 2000.

      The increase in rental income of $9.1 million, or 55.9%, compared to the year ended December 31, 1999, is attributable to:


            o The acquisition of seven commercial properties in 1999, which contributed revenue for a full year in 2000, as compared with a partial year in 1999, resulting in $8.0 million in incremental revenues;

            o The acquisition of one commercial property in 2000, which contributed revenue for a partial year in 2000, as compared with no revenue in 1999, resulting in approximately $0.6 million in incremental revenues; and

            o An increase in revenue of approximately $0.5 million as a result of rent increases and other miscellaneous fees on existing properties.

      The increase in Investment banking services income (Syndication and Transaction fees) of $6.8 million, or 859%, compared to the year ended December 31, 1999, is attributable to the syndication of three Sponsored REITs in 2000 (with aggregate gross proceeds of $60.2 million)


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

compared to the syndication of one Sponsored Partnership in 1999 (with aggregate gross proceeds of $7.8 million).


      The increase in interest and other income of $0.8 million, or 89.1%, compared to the year ended December 31, 1999 is attributable to interest earned on higher cash balances, cash equivalents and marketable securities and higher average yields in 2000 compared to 1999.

      Expenses

      Total expenses increased $8.6 million, or 53.0%, to $23.2 million for the year ended December 31, 2000, as compared to $14.6 million for the year ended December 31, 1999.


      The increase in selling, general and administrative expenses of $0.5 million, or 24%, compared to the year ended December 31, 1999, is attributable to the extra costs associated with the syndication of six Sponsored Entities (with aggregate gross proceeds of $107.6 million) in 2000 compared with the syndication of six Sponsored Entities (with aggregate gross proceeds of $64.9 million) in 1999 resulting from an increase in payroll and related expenses of $0.7 million, offset by decreases in other costs of approximately $0.2 million.




      The increase in other real estate operating expenses of $2.1 million, or 46.5%, compared to the year ended December 31, 1999, is primarily attributable to the acquisition of seven commercial properties in 1999, which incurred costs for a full year in 2000, as compared with a partial year in 1999.

      The increase in commission expense of $0.8 million, or 19%, compared to the year ended December 31, 1999 is attributable to the syndication of six Sponsored Entities (with aggregate gross proceeds of $107.6 million) in 2000 compared with the syndication of six Sponsored Entities (with aggregate gross proceeds of $64.9 million) in 1999 as follows:

      The increase in depreciation and amortization expenses of $1.3 million or 44.8%, compared to the year ended December 31, 1999, is primarily attributable to:


            o The acquisition of seven commercial properties in 1999, which incurred depreciation and amortization expenses for a full year in 2000, as compared with a partial year in 1999, resulting in $1.2 million in incremental expenses; and

            o The acquisition of one commercial property in 2000, which incurred depreciation and amortization expenses for a partial year in 2000, as compared with no costs in 1999, resulting in approximately $0.1 million in incremental costs;


      The increase in real estate taxes and insurance expenses of $1.0 million or 70.8%, compared to the year ended December 31, 1999, is primarily attributable to:


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


            o The acquisition of seven commercial properties in 1999, which incurred costs for a full year in 2000, as compared with a partial year in 1999, resulting in approximately $0.8 million in incremental expenses; and

            o Tax rate increases on the existing properties of approximately $0.2 million.


      The increase in interest expense of $0.6 million, or 187.6%, compared to the year ended December 31, 1999, is primarily attributable to the syndication of three REITs in 2000 compared to the syndication of one unconsolidated Sponsored Partnership in 1999.

      The increase in minority interest expense of $0.4 million for the year ended December 31, 2000 compared to the minority interest for the year ended December 31, 1999 is a result of the mergers completed during the year ended December 31, 2000.

Trends and Uncertainties

      Rental Operations


      During the first six months of 2002, the apartment properties in Houston and Baton Rouge had to struggle to maintain occupancy and to raise rents in the face of the Enron and Andersen layoffs, but there was no material decrease in occupancy, and rents increased slightly. However, during the third and fourth quarters of the year, the occupancy and rents began to decline, in part due to seasonal variations and in part due to overall market conditions. In addition to the decline in overall market conditions, individual properties may suffer in the coming quarters as newly constructed competition in the neighborhood start to lease new units.

      During 2002, office vacancy rates in all of FSP Corp.'s major markets continued to increase, making it harder to increase rents or lease vacancies as they occurred. Unless there is a turnaround in the general economy in early 2003, these conditions are likely to remain, and vacancies may increase along with increased costs to lease the vacant space, including in the form of concessions, free rent, and other incentives. When the economy does recover, it is likely to recover unevenly with certain industry segments and geographic areas improving before others. Because of the diversity of FSP Corp.'s portfolio and the long-term nature of its office leases, the financial impact of any recovery or further deterioration may be slow to materialize and is difficult to predict.

      During 2002, FSP Corp. had mixed success in leasing vacancies that occurred due to normal lease expirations and as a result of unexpected vacancies that arose because of tenant bankruptcies. In some markets, such as Greenville, South Carolina and Charlotte, North Carolina, space that became vacant in 2001 is still partially vacant, and while new leases have been signed, other tenants continue to reduce their space needs or leave as their leases expire. In contrast, an early lease renewal was negotiated with the major tenant at the Southfield, Michigan property, and a new tenant leased most of a floor in the same building, even though market conditions in the area are softer than in previous years.

      There were no material lease expirations in 2002 except for a lease for 99,000 square feet, which expired on November 30, 2002, and was not renewed. FSP Corp. is actively


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

marketing the space to potential users but has not leased the space and cannot predict when a tenant for the space will be found. The only year in which more than 10% of FSP Corp.'s square footage has leases expiring is 2004, during which leases with respect to more than 20% of FSP Corp.'s office square footage will expire. However, tenants whose leases are not scheduled to expire in the near future may go bankrupt, as they did in 2001 and 2002, and add to the vacancies, or leases scheduled to expire in 2004 may be renegotiated earlier.


      Real estate taxes are expected to increase in 2003 as municipalities try to compensate for lost revenue by raising tax rates or by taxing commercial property more heavily. Where possible, FSP Corp. intends to protest and file for tax abatements. However, it is not certain that those efforts will be successful.


      Insurance costs and deductibles have increased, and coverages have been eliminated across the real estate industry. When FSP Corp.'s policy was renewed in April 2002, its rates increased and coverage for terrorism was excluded from its master policy. FSP Corp. explored obtaining terrorism insurance for all of its properties before the new terrorism insurance bill was signed, but did not find it to be economically reasonable to do so, given that the portfolio does not contain high profile buildings or buildings in central business districts. As a result of the new terrorism bill, as of November 26, 2002, FSP Corp. obtained foreign terrorism coverage at a nominal cost. FSP Corp. is investigating the financial feasibility of obtaining domestic terrorism insurance in 2003. FSP Corp. intends to continue to investigate ways to keep the properties adequately insured at economically reasonable rates until the insurance markets return to a more normal state.


      In the course of owning and operating real estate, the potential exists for FSP Corp. to dispose of one or more properties in its portfolio. Market conditions in specific geographic locations could present FSP Corp. with the opportunity to realize significant capital appreciation in an asset's value. FSP Corp. maintains close attention to market conditions in all geographic locations where its properties are located.

      Sale of Weslayan Oaks




      In February 2003, FSP Corp. completed the sale of its Weslayan Oaks apartment complex in Houston, Texas. The net selling price was approximately $6.2 million and FSP Corp. realized a gain of approximately $1.2 million on the sale.


      Proposed Sale of Vacant Land in Southfield, Michigan


      An offer to sell a parcel of vacant land in Southfield, Michigan was accepted in December, but a purchase and sale agreement is still being negotiated and has not been signed.


      Investment Services


      Unlike FSP Corp.'s real estate business, which provides a rental revenue stream which is ongoing and recurring in nature, FSP Corp.'s investment banking business is transactional in nature. Trends in 2002 were below expectations in terms of both the number of Sponsored REIT


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

syndications completed and the amount of equity raised. Future business in this area is unpredictable.

      FSP Corp.'s acquisition executives are reporting some of the largest spreads between bid and ask prices for properties that they have seen in FSP Corp.'s history. The larger-than-normal spreads may be caused by differing views of the strength and timing of a national economic recovery as well as low interest rate carrying costs on debt-financed properties. Without the ability to acquire properties at attractive prices on behalf of Syndicated REITs, FSP Corp.'s investment banking activities may suffer.

      Further, FSP Corp. continues to rely solely on its in-house investment executives to access interested investors who have capital they can afford to place in an illiquid position for an indefinite period of time (i.e., investment in Sponsored REITs). While FSP Corp. continues to expand its in-house sales force, uncertainties always exist as to whether it is capable, either through FSP Corp.'s existing client base or through new clients, of raising the amount of capital invested in Sponsored REITs to achieve future performance objectives. Further setbacks in the stock market or the general economy could have negative effects, and while the tragic events of September 11, 2001 did not disrupt FSP Corp.'s transactional business unit significantly, further terrorist attacks, if they occur, may have a chilling effect on the willingness of investors to purchase interests in future Sponsored REITs.

Liquidity and Capital Resources as of December 31, 2002

      Cash and cash equivalents were $22.3 million and $24.3 million at December 31, 2002 and December 31, 2001, respectively. This decrease of $2.0 million is attributable to $30.5 million used for financing activities plus $2.6 million used for investing activities offset by $31.1 million provided by operating activities.


      Operating Activities


      The cash provided by FSP Corp.'s operating activities of $31.1 million is primarily attributable to net income of $27.3 million plus the add-back of $5.5 million from non-cash activity less a $1.7 million net change in operating assets and liabilities.


      Investing Activities


      FSP Corp.'s cash used for investing activities of $2.6 million is attributable to $1.2 million for the purchase of real estate assets, office computers and furniture and $0.8 million for a deposit on real estate investments.


      Financing Activities


      FSP Corp.'s cash used by financing activities of $30.5 million is all attributable to distributions to shareholders.


Liquidity and Capital Resources as of December 31, 2001


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

      Cash and cash equivalents were $24.4 million and $13.7 million at December 31, 2001 and December 31, 2000, respectively. This 78% increase of $10.6 million is attributable to $33.4 million generated by operating activities and $21.8 million generated by investing activities, partially offset by $44.5 million used by financing activities.

      Operating Activities

      FSP Corp.'s cash provided by operating activities of $33.4 million is primarily attributable to $32.0 million from operations, after addback of $6.6 million from non-cash expenses of which $4.8 million relates to depreciation and amortization and $1.7 million relates to equity based compensation, and to $1.5 million from the increase in accounts payable and accrued expenses, partially offset by a net change in other operating assets and liabilities of $0.1 million.

      Investing Activities

      FSP Corp's cash provided by investing activities of $21.8 million is attributable to the decrease in investment of $16.7 million as a result of repayment of a mortgage loan by a Sponsored REIT and $5.3 million as a result of the redemption of marketable securities plus proceeds of $0.4 million received on the sale of land, offset by the purchase of $0.7 million of property and equipment.

      Financing Activities

      FSP Corp.'s cash used by financing activities of $44.5 million is attributable to repayments of the line of credit of $16.5 million and cash distributions to partners of $27.9 million.

Liquidity and Capital Resources as of December 31, 2000

      Cash and cash equivalents were $13.7 million and $18.5 million at December 31, 2000 and 1999, respectively. This 25.9% decrease of $4.8 million is attributable to $31.1 million used in investing activities partially offset by $14.5 million provided by operating activities and $11.7 million provided by financing activities.

      Investing Activities




      FSP Corp.'s cash used in investing activities of $31.1 million is primarily attributable to $16.7 million relating to advances to a Sponsored REIT which were subsequently repaid in February 2001; $9.9 million for the purchase of property and equipment, partially offset by proceeds of $0.9 million from the sale of land; and $5.3 million for the purchase of marketable securities.


      Operating Activities

      FSP Corp.'s cash provided by operating activities of $14.5 million is primarily attributable to $18.5 million from operations, after addback of $9.5 million from non-cash expenses of which $4.6 million relates to depreciation and amortization, $2.3 million relates to equity based compensation, and $2.5 million relates to minority interests.

      The cash provided by operating activities is partially offset by $2.5 million from the decrease in accounts payable and accrued expenses and by $1.5 million from an aggregate net decrease in other operating assets and liabilities.

      Financing Activities

      FSP Corp.'s cash provided by financing activities of $11.7 million is attributable to capital contributions of $39.8 million from the issuance of partnership units in connection with the acquisition by merger of three of the merged entities and borrowings under the line of credit of $16.5 million.

      The cash provided by financing activities is partially offset by repayments of the line of credit of $23.5 million and cash distributions to partners of $21.0 million.

Sources and Uses of Funds


      FSP Corp.'s principal demands for liquidity are cash for operations, dividends to equity holders, debt repayments and expenses associated with indebtedness. As of December 31, 2002 FSP Corp. had approximately $4.8 million in liabilities. FSP Corp. has no permanent, long-term debt. In the near term, liquidity is generated from funds from ongoing real estate operations and transaction fees and commissions received in connection with the sale of shares in Sponsored REITs.

      FSP Corp. maintains an unsecured line of credit through Citizens Bank. FSP Corp. has entered into a Master Promissory Note and Loan Agreement which provides for a revolving line of credit of up to $50 million. Borrowings under the loan bear interest at either the bank's base rate or a variable LIBOR rate. FSP Corp. typically uses the unsecured line of credit to provide each newly-formed Sponsored REIT with the funds to purchase a property. FSP Corp.'s loan agreement with the bank includes customary restrictions on property liens and requires compliance with various financial covenants. Financial covenants include maintaining minimum cash balances in operating accounts, tangible net worth of at least $140 million and compliance with other various debt and income ratios. FSP Corp. was in compliance with all covenants as of December 31, 2002.

      FSP Corp.'s real properties generate rental income to cover the ordinary, annual operating expenses of the properties and to fund distributions to equity holders. As of December 31, 2002, the rental income covered the expenses for each of FSP Corp.'s real properties. In addition to rental income, FSP Corp. maintains cash reserves that may be used to fund extraordinary expenses or major capital expenses. The cash reserves that were set aside when the Sponsored Partnerships that the FSP Partnership acquired were originally syndicated are in excess of the known needs for extraordinary expenses or capital improvements for the real properties for the next year. There are no external restrictions on these reserves, and they may be used for any corporate purpose.

      Although there is no guarantee FSP Corp. will be able to obtain the funds necessary for its future growth, FSP Corp. anticipates generating funds from continuing real estate operations and from fees and commissions from the sale of shares in newly-formed Sponsored REITs. With adequate reserves in place to cover extraordinary expenses or capital improvements, FSP Corp. believes that it has adequate funds for future needs. FSP Corp.'s ability to maintain or increase its level of distributions to stockholders, however, depends upon the level of interest on the part of investors in purchasing shares of Sponsored REITs and the level of rental income from FSP Corp.'s real properties.



Related Party Transactions


      FSP Corp. typically retains a non-controlling common stock ownership interest in Sponsored REITs that it has organized. These ownership interests have virtually no economic benefit or risk. At December 31, 2001 and 2000, FSP Corp. had ownership interests in ten and four Sponsored REITs, respectively. At December 31, 2002, FSP Corp. had ownership interests in 17 Sponsored REITs but had only sponsored 16 of these Sponsored REITs. Thirteen of these 16 Sponsored REITs comprise the Target REITs. During 1999 and 2000, FSP Corp. acquired 100% of the non-owned interests of certain Sponsored Partnerships (through a series of mergers) that it had previously organized. Neither FSP Corp. nor any other related entity has an obligation to acquire the non-owned interests in any previously syndicated Sponsored REIT. FSP Corp. will be the sole stockholder of each Target REIT following consummation of the Mergers.


      At the request of FSP Corp., certain officers and directors of FSP Corp. serve as officers and directors of Sponsored REITs. All of FSP Corp.'s revenue from investment banking services derives from transactions involving the Sponsored REITs. The terms of the commissions and fees paid by the Sponsored REITs to FSP Corp. and the terms of the mortgage loans made by FSP Corp. to the Sponsored REITs accordingly were not the product of arms-length negotiations. FSP Corp., however, believes that such terms are no less favorable to FSP Corp. than it could have obtained from third parties in arms-length negotiations.


      FSP Corp. had an arrangement for Citizens Bank to provide loans to FSP Corp.'s senior officers for the purpose of paying income taxes on the issuance to them of shares of FSP Common Stock as compensation. Each borrower secured the loan by pledging shares of FSP Common Stock having an aggregate fair market value at the time of the loan of no less than twice the principal amount of the loan. FSP Corp. initially agreed to purchase from Citizens Bank any such loan on which the borrower defaults. Following the purchase of the loan, the FSP Partnership would have the same rights as Citizens Bank, including the right to foreclose on the pledged stock. In order to comply with the Sarbanes-Oxley Act of 2002, FSP Corp. informed Citizens Bank and its senior officers that it will no longer guarantee any future loans. As of December 31, 2002, all repurchase agreements have been terminated and FSP Corp. has no obligation relating to such loans from Citizens Bank to senior officers. FSP Corp. will not incur any other expenses or pay any amounts on behalf of its officers in connection with such loans from Citizens Bank to FSP Corp.'s senior officers.

                     DESCRIPTION OF FSP CORP. CAPITAL STOCK

      The following summary description of the capital stock of FSP Corp. is qualified in its entirety by reference to the Articles of Organization and the Bylaws of FSP Corp.

General

      The authorized capital stock of FSP Corp. consists of 180,000,000 shares of Common Stock and 20,000,000 shares of Preferred Stock, $0.0001 par value per share (the "Preferred Stock"). Upon the consummation of the Mergers, approximately 49,630,338 shares of FSP Common Stock will be issued and outstanding, and no shares of Preferred Stock will be issued and outstanding.

FSP Common Stock

      All shares of FSP Common Stock issued in the Mergers will be duly authorized, fully paid and nonassessable. Subject to the preferential rights of any shares of Preferred Stock hereinafter designated by the FSP Board, holders of shares of FSP Common Stock will be entitled to receive dividends on the stock if, as and when authorized and declared by the FSP Board out of assets legally available therefor and to share ratably in the assets of FSP Corp. legally available for distribution to its stockholders in the event of its liquidation, dissolution or winding-up after payment of, or adequate provision for payment of, all known debts and liabilities of FSP Corp. FSP Corp. intends to pay regular quarterly dividends.

      Each outstanding share of FSP Common Stock entitles the holder thereof to one vote on all matters submitted to a vote of stockholders, including the election of directors and, except as otherwise required by law or except as provided with respect to any other class or series of stock, the holders of shares of FSP Common Stock will possess the exclusive voting power. There is no cumulative voting in the election of directors, which means that the holders of a majority of the outstanding shares of FSP Common Stock can elect all of the directors then standing for election and the holders of the remaining shares will not be able to elect any directors. Holders of shares of FSP Common Stock have no conversion, sinking fund or preemptive rights to subscribe for any securities of FSP Corp.

      Shares of FSP Common Stock will have equal dividend, distribution, liquidation and other rights and will have no preference or exchange rights.

      Pursuant to the Maryland General Corporation Law (the "MGCL"), a corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or consolidate unless approved by the holders of at least two-thirds of the shares of stock entitled to vote on the matter unless a lesser percentage (but not less than a majority of all of the votes to be cast on the matter) is set forth in the corporation's charter. The Articles provide that FSP Corp. may amend the Articles, merge, sell all or substantially all of its assets, engage in a share exchange or consolidate, with the approval of the holders of a majority of the shares of stock entitled to vote on the matter.

Preferred Stock

      The FSP Board may authorize from time to time, without further action by the stockholders, the issuance from time to time of shares of Preferred Stock in one or more separately designated classes. The FSP Board may set the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption of the shares of each class of Preferred Stock. The FSP Board could authorize the issuance of shares of Preferred Stock with terms and conditions which could have the effect of discouraging a takeover or other transaction in which holders of some, or a majority of, shares of FSP Common Stock might receive a premium for their shares of FSP Common Stock over the then-prevailing market price of those shares of FSP Common Stock.

Ownership Limits

      In order for FSP Corp. to maintain its qualification as a real estate investment trust, among other things, not more than 50% in value of FSP Corp.'s outstanding shares of FSP Common Stock and Preferred Stock (the "Equity Securities") may be owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities). To ensure this standard, the Articles of FSP Corp. provide that holders of Equity Securities cannot beneficially or constructively own (as defined in the Articles) more than 9.8% of the number of shares or value of the outstanding Equity Securities of FSP Corp. (the "Ownership Limit") and that no stockholder will be able to transfer or acquire shares that would result in the outstanding equity shares of FSP Corp. being beneficially owned by fewer than 100 persons.

      Any transfer of shares of Equity Securities that would (i) cause any person to beneficially or constructively own shares of Equity Securities in excess of the Ownership Limit, (ii) result in the shares of Equity Securities being owned by fewer than 100 persons, (iii) result in the FSP Corp. being "closely held' within the meaning of section 856(h) of the Code, or (iv) otherwise cause FSP Corp. to fail to qualify as a real estate investment trust, shall be null and void, and the intended transferee will acquire no rights to the shares of Equity Securities.

      The restriction on transferability and ownership described in (i) above will not apply if the FSP Board, in its sole and absolute discretion, waives the application of the Ownership Limit to a person subject to such limit, provided that (A) the FSP Board obtains such representations and undertakings from such person and any other person as the FSP Board may deem appropriate and (B) such person agrees in writing that any violation or attempted violation of such representations or undertakings or any other action which is contrary to the restrictions imposed by the Articles will result in the treatment, to the extent necessary to cure such violation or action, of the Equity Shares owned by such person as Excess Shares (as defined below).

      If any purported transfer of Equity Securities or other event resulting in an increase in any holder's percentage interest in Equity Securities would cause a purported transferee or holder to be in violation of the Ownership Limit or would cause FSP Corp. to be disqualified as a real estate investment trust, then the purported transferee or holder (the "Prohibited Owner") shall not acquire or shall cease to own, as the case may be, such number of shares in excess of the Ownership Limit (the "Excess Shares"). Any Excess Shares will be transferred automatically to a trust, the beneficiary of which will be one or more qualified charitable organizations selected by FSP Corp. Such automatic transfer shall be deemed to be effective as of the close of business on the business day prior to the date of such violative transfer or event.

      FSP Corp. will appoint the trustee of the trust (who will be unaffiliated with FSP Corp. and any Prohibited Owner). The trustee will be required to designate one or more persons who could own such Excess Shares without violating the Ownership Limit or causing FSP Corp. to be disqualified as a company ("Permitted Transferees") and to use best efforts to sell such Excess Shares to such Permitted Transferees.

      Excess Shares held in the trust shall be deemed to have been offered for sale to FSP Corp., or its designee, at a price per share equal to the lesser of
(i) in the case of Excess Shares resulting from a purchase, the price per share in the transaction that resulted in such purchase or, in the case of Excess Shares resulting from any event other than a purchase, the market price on the date of such event or (ii) the market price on the date FSP Corp., or its designee, accepts such offer. FSP Corp. will have the right to accept such offer for a period ending upon the sale by the trustee to one or more Permitted Transferees.

      All certificates representing shares of Equity Securities will bear a legend referring to the restrictions described above.

      FSP Corp. is required to keep such records as will disclose the actual ownership of its outstanding shares of Equity Securities. Accordingly, to enable FSP Corp. to comply with such record keeping requirements, each record and beneficial owner of Equity Securities will, upon demand, be required to disclose to FSP Corp. in writing such information as FSP Corp. may request in order to determine FSP Corp.'s status as a real estate investment trust, to comply with the requirements of any taxing authority or governmental agency and to ensure compliance with the Ownership Limit.

      The ownership limitations described above could have the effect of delaying, deferring or preventing a change of control of FSP Corp. in which holders of FSP Common Stock might receive a premium for their shares over the then prevailing market price.

Unregistered Shares

      The shares of FSP Common Stock to be issued as Merger Consideration have not been registered under the Securities Act, and FSP Corp. has no present plan to effect such registration. Accordingly, the shares of FSP Common Stock to be issued as Merger Consideration must be held indefinitely unless they are subsequently registered under the Securities Act or unless an exemption from such registration is available pursuant to the rules of the Commission.

Redemption

      The Articles provide that on an annual basis FSP Corp. will use its best efforts to redeem any shares of FSP Common Stock from holders desiring to sell them. Any holder wishing to take advantage of this opportunity must so request no later than July 1 of any year for a redemption that would be effective the following January 1. The purchase price paid by FSP Corp. will be 90% of the fair market value of the shares purchased, as determined by the FSP

Board in its sole and absolute discretion after consultation with an adviser selected by the FSP Board.

      FSP Corp. will not redeem any shares of FSP Common Stock pursuant to this provision if:

            o FSP Corp. is insolvent or the redemption would render FSP Corp. insolvent;

            o     The redemption would impair the capital or operations of FSP
                  Corp.;

            o The redemption would contravene any provision of federal or state securities laws;

            o The redemption would result in FSP Corp.'s failing to qualify as a real estate investment trust; or


            o The Combined Company's management must determine that the redemption is be in the best interests of FSP Corp.


      If FSP Corp. is unable to purchase any shares of FSP Common Stock offered for redemption, FSP Corp. will use its best efforts to arrange for a purchase by a third party or parties, each of whom must be an accredited investor within the meaning of Regulation D and must have a pre-existing relationship with FSP Corp. In addition, FSP Corp. will have the right to satisfy its obligation to effect redemption by arranging for a purchase by such a third party or parties at the redemption price.

      FSP Corp. has no obligations to redeem shares of FSP Common Stock during any period that the FSP Common Stock is listed for trading on a national securities exchange or the NASDAQ National Market System.

Classification of the FSP Board

      The Bylaws provide that the number of directors of FSP Corp. shall be as set forth in the Articles or as may be established by the FSP Board but may not be fewer than one. Any vacancy will be filled, at any regular meeting or at any special meeting called for that purpose, by a majority of the directors then in office. FSP Stockholders may elect a director to fill a vacancy on the FSP Board which results from the removal of a director.

      Pursuant to the terms of the Articles, the directors are divided into three classes. One class holds office for a term expiring at the annual meeting of stockholders to be held in 2003, another class holds office for a term expiring at the annual meeting of stockholders to be held in 2004 and another class holds office for a term expiring at the annual meeting of stockholders to be held in 2005. As the term of each class expires, directors in that class will be elected for a term of three years. FSP Corp. believes that classification of the FSP Board will help to assure the continuity and stability of FSP Corp.'s business strategies and policies as determined by the FSP Board.

      The classified director provision could have the effect of making the removal of incumbent directors more time-consuming and difficult, which could discourage a third party from making a tender offer or otherwise attempting to obtain control of FSP Corp., even though such an attempt might be beneficial to FSP Corp. and FSP Stockholders. At least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of the FSP Board. Thus, the classified board provision could increase the likelihood that incumbent directors will retain their positions. Further, holders of shares of FSP Common Stock will have no right to cumulative voting for the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of shares of FSP Common Stock will be able to elect all of the successors of the class of directors whose term expires at that meeting.

           QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK


      FSP Corp. was not a party to derivative financial instruments at or during the year ended December 31, 2001. FSP Corp. was not a party to derivative financial instruments at or during the year ended December 31, 2002.

      FSP Corp. borrows from time to time upon its line of credit. These borrowings bear interest at a variable rate. As of December 31, 2002, $0 was outstanding under the line of credit. FSP Corp. uses the funds it draws on its line of credit only for the purpose of making interim mortgage loans to Sponsored REITs. These mortgage loans bear interest at the same variable rate payable by FSP Corp. under its line of credit. Therefore, FSP Corp. believes that it has mitigated its interest rate risk with respect to its borrowings.

           CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
                            AND FINANCIAL DISCLOSURE

      On October 11, 2001, the FSP Partnership (the predecessor to FSP Corp.) dismissed BDO Seidman, LLP as its independent certified public accountant. The reports of BDO Seidman on the FSP Partnership's financial statements for the fiscal years ended December 31, 2000 and 1999 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2000 and 1999 and any subsequent interim period preceding the dismissal, there were (i) no disagreements with BDO Seidman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, would have caused it to make reference to the subject matter of the disagreements in connection with its reports and (ii) no reportable events as defined in Regulation S-K Item 304(a)(1)(iv). The executive officers of the FSP General Partner, the general partner of the FSP Partnership, approved the change of accountants.

      The FSP Partnership solicited proposals from various accounting firms and following review of such proposals engaged PricewaterhouseCoopers LLP to act as the FSP Partnership's independent certified public accountants effective October 11, 2001. During the fiscal years ended December 31, 2000 and 1999 and any subsequent interim period preceding the engagement, the FSP Partnership did not consult PricewaterhouseCoopers regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the FSP Partnership's financial statements, or any matter that was the subject of a disagreement or a reportable event.

                      BENEFICIAL OWNERSHIP OF VOTING STOCK

      The following table sets forth the beneficial ownership of FSP's Common Stock as of January 1, 2003 (1) by each director, (2) by each of the executive officers named in the Summary Compensation Table set forth below (the "Named Executive Officers") and (3) by all current directors and executive officers as a group. To FSP Corp.'s knowledge, no person or group beneficially owns more than five percent of the FSP Common Stock.


                                             Number of Shares    Percentage of
                                               Beneficially       Outstanding
                                                 Owned(1)       Common Stock (2)
                                             ----------------   ----------------

Barry Silverstein(3) .....................    1,148,878.50            4.66%
Dennis J. McGillicuddy(4).................      990,325.75            4.02%
George J. Carter(5).......................      775,239.35            3.15%
Richard R. Norris(6)......................      256,891.63            1.04%
R. Scott MacPhee..........................      372,160.10            1.51%
William W. Gribbell.......................      129,470.35               *
Barbara J. Corinha........................       25,376.72               *
Janet P. Notopoulos.......................       12,282.61               *
All current directors and executive
officers as a group (8 persons)...........    3,710,625.01           15.04%


---------------
*     Less than 1%.

(1) FSP Corp. does not have any outstanding stock options or other securities convertible into FSP Common Stock. Each person has sole investment and voting power with respect to the shares indicated as beneficially owned, except as otherwise noted. The inclusion herein of shares as beneficially owned does not constitute an admission of beneficial ownership.

(2) Based upon approximately 24,630,247 shares outstanding as of January 1, 2003.

(3) Comprised of shares held by Silverstein Investments Limited Partnership III, JMB Family Limited Partnership and MSTB Family Limited Partnership. Mr. Silverstein is a limited partner of Silverstein Investments Limited Partnership III and is the General Partner of JMB Family Limited Partnership and MSTB Family Limited Partnership. Mr. Silverstein has power to vote all shares held by these partnerships.

(4) Comprised of shares held by McGillicuddy Investments Limited Partnership III and McGillicuddy Family Limited Partnership. Mr. McGillicuddy is a limited partner of McGillicuddy Investments Limited Partnership III and is the General Partner of McGillicuddy Family Limited Partnership and a limited partner through McGillicuddy Investments Limited Partnership III. Mr. McGillicuddy has power to vote all shares held by these partnerships.

(5) Comprised of shares held by Mr. Carter and his spouse, Judith I Carter, with whom Mr. Carter shares investment and voting power.

(6) Includes 245,910.13 shares of FSP Common Stock owned by the Richard R. Norris Living Trust and 5,318.00 shares of FSP Common Stock owned by the Karen C. Norris Living Trust, which Mr. Norris may be deemed to beneficially own. Also includes 5,663.50 shares of FSP Common Stock owned by Gretchen D. Norris as to which Mr. Norris has power of attorney but as to which Mr. Norris disclaims beneficial ownership. Mr. Norris has power to vote all shares other than 7,988 shares of FSP Common Stock held by the Karen C. Norris Living Trust.

                             EXECUTIVE COMPENSATION

Summary Compensation


      The following Summary Compensation Table sets forth certain information concerning the compensation for each of the last three fiscal years of (1) the Chief Executive Officer (the "CEO") of FSP Corp. as of December 31, 2002 and (2) the four most highly compensated executive officers (other than the CEO) whose total annual salary and bonus exceeded $100,000 and who were serving as executive officers at the end of 2002 (collectively, the "Named Executive Officers").

                                                               Annual Compensation(1)
                                                     ------------------------------------------
                                                                                    Other
                                           Fiscal                                  Annual            All Other
Name and Principal Position                 Year     Salary         Bonus       Compensation(2)     Compensation(3)
---------------------------                 ----     ------         -----       ---------------     ---------------

George J. Carter .......................    2002    $120,000      $255,000(4)             --                --
President and Chief Executive Officer       2001    $120,000      $759,652(6)             --        $  815,585(5)
                                            2000    $120,000      $ 40,746                --        $1,703,770(7)

Richard R. Norris ......................    2002          --            --        $2,062,432        $    7,500(8)
Executive Vice President                    2001          --      $ 21,428        $2,298,737        $  448,436(9)
                                            2000          --      $  5,453        $1,545,750        $  233,190(10)

R. Scott MacPhee .......................    2002          --      $ 13,640        $1,632,250        $  611,100(11)
Executive Vice President                    2001          --      $ 11,023        $2,202,483        $  232,196(12)
                                            2000          --      $  4,329        $  981,338        $  186,360(13)

William W. Gribbell ....................    2002          --            --        $1,331,975        $    7,000(8)
Executive Vice President                    2001          --      $  7,021        $  898,993        $  152,274(14)
                                            2000          --      $  2,176        $  701,358        $   96,680(15)


Barbara J. Corinha .....................    2002    $ 75,000      $285,000(16)            --        $    7,000(8)
Vice President, Chief Operating Officer,    2001    $ 60,000      $287,974(17)            --        $   66,500(18)
Treasurer and Secretary                     2000    $ 60,000      $191,200(19)            --        $   56,000(20)

(1) Amounts reported represent annual compensation paid to the Named Executive Officers by the FSP Partnership, FSP Corp.'s predecessor, for the fiscal years 2000 and 2001.


(2) Consists of brokerage commissions paid by FSP Investments in respect of the sale of securities of Sponsored REITs and Sponsored Partnerships.

(3) The FSP Partnership issued FSP Units to all executive officers in April 2000 and July 2001, valued at $10 per FSP Unit and $11.50 per FSP Unit, respectively, as part of their annual compensation. The valuations of $10 and $11.50 per FSP Unit were determined in good faith by the FSP General Partner, the general partner of the FSP Partnership. The value of $10 had been ascribed to each FSP Unit in connection with certain mergers that were effective January 1, 2000 in which the FSP Partnership acquired several of the limited partnerships whose offerings FSP Investments had previously sponsored, and no material changes in the financial condition or results of the FSP Partnership had occurred between that date and April 1, 2000. The value of $11.50 per FSP Unit was determined by the general partner based on the value ascribed to each FSP Unit in connection with certain mergers that were effective October 1, 2000 in which the FSP Partnership acquired several of the limited partnerships whose offerings FSP Investments had previously sponsored, and no material changes in the financial condition or results of the FSP Partnership had occurred between that date and July 1, 2001.


(4)   Represents a bonus accrued in 2002 and paid in 2003.

(5) Includes $800,000 in FSP Units, a $6,500 FSP Partnership contribution to a Simple IRA plan and $9,085 of life insurance.

(6)   Includes a bonus of $720,000 accrued in 2001 and paid in 2002.

(7) Includes $1,697,770 in FSP Units and a $6,000 FSP Partnership contribution to a Simple IRA plan.

(8)   Represents a contribution to a Simple IRA plan.

(9) Includes $423,320 in FSP Units, a $6,500 FSP Partnership contribution to a Simple IRA plan and $9,616 of life insurance.

(10) Includes $227,190 in FSP Units and a $6,000 FSP Partnership contribution to a Simple IRA plan.

(11) Consists of $604,100 in FSP Common Stock and a $7,000 contribution to a Simple IRA plan.

(12) Includes $222,400 in FSP Units, a $6,500 FSP Partnership contribution to a Simple IRA plan and $3,296 of life insurance.

(13) Includes $180,360 in FSP Units and a $6,000 FSP Partnership contribution to a Simple IRA plan.

(14) Includes $145,280 in FSP Units, a $6,500 FSP Partnership contribution to a Simple IRA plan and $494 of life insurance.

(15) Includes $90,680 in FSP Units and a $6,000 FSP Partnership contribution to a Simple IRA plan.

(16)  Represents a bonus accrued in 2002 and paid in 2003.

(17)  Represents a bonus accrued in 2001 and paid in 2002.

(18) Includes $60,000 in FSP Units and a $6,500 FSP Partnership contribution to a Simple IRA plan.

(19)  Represents a bonus accrued in 1999 and paid in 2000.

(20) Includes $50,000 in FSP Units and a $6,000 FSP Partnership contribution to a Simple IRA plan.


Option Grants, Option Exercises and Holdings


      No options or stock appreciation rights ("SARs") were granted to any of the Named Executive Officers during 2002. FSP Corp. does not have any outstanding stock options or SARs, and therefore, there were no stock options or SARs exercised by any of the Named Executive Officers during 2002.


      In July 2002, FSP Corp. issued 43,998.54 shares of FSP Common Stock to R. Scott MacPhee, an Executive Vice President of FSP Corp. and an Executive Vice President of each Target REIT, pursuant to FSP Corp.'s 2002 Stock Incentive Plan. All other executive officers of FSP Corp., including executive officers who are also members of the FSP Board, who were also eligible for grants of stock awards requested that they not be considered for such grants due to the current economic climate and FSP Corp.'s current challenges in meeting those challenges for the remainder of fiscal 2002.

Certain Relationships and Related Transactions

      Messrs. Carter, MacPhee, Norris and Gribbell and Mses. Corinha and Notopoulos, each of whom is an executive officer of FSP Corp., serve, at the request of FSP Corp., as executive officers and, except for Ms. Notopoulos, directors of each of the Sponsored REITs. None of such persons receives any remuneration from the Sponsored REITs for such service.


      FSP Investments, a wholly owned subsidiary of FSP Corp., provides syndication and real estate acquisition advisory services for the Sponsored REITs. Fees from Sponsored REITs for property acquisition services amounted to approximately $3,082,000 and $1,005,000 for the years ended December 31, 2001 and 2002, respectively. Sales commissions earned from the sale of Sponsored REIT preferred shares amounted to approximately $13,000,000 and $13,720,000 for the years ended December 31, 2001 and 2002, respectively.

      During 2001 and 2002, FSP Corp. provided interim financing for the purchase of certain Sponsored REIT properties prior to completion of the Sponsored REITs' private equity offerings. The Sponsored REITs paid FSP Corp. financing commitment fees of approximately $9,618,000 and $12,081,000 for the years ended December 31, 2001 and 2002, respectively. Interest income earned from the Sponsored REITs amounted to approximately $549,000 and $429,000 for the years ended December 31, 2001 and 2002, respectively. The interest rate charged by FSP Corp. to the Sponsored REITs is equal to the interest rate paid by FSP Corp. to Citizens Bank for borrowings under its line of credit. Therefore, FSP Corp. does not realize any significant profit from interest on the loans. All loans to Sponsored REITs were evidenced by promissory notes and were paid in full upon closing of the applicable Sponsored REIT's private equity offering during 2001 or 2002. In addition, one loan which was made to a Sponsored REIT during 2000 and was outstanding at December 31, 2000, was paid in full during 2001. The following table summarizes these interim financing transactions:

                                                        Total                                            Amount
                                                      Financing                                       Outstanding
                      Original                        Commitment       Interest                          as of
                     Principal         Average       Fees Earned     Income Earned      Date of       December 31,
Date of Loan       Amount of Note   Interest Rate    by FSP Corp.    by FSP Corp.      Repayment          2002
------------       --------------   -------------    ------------    ------------      ---------      ------------

12/14/00            $16,500,000         8.93%           $669,500       $56,116          02/01/01           $0
03/02/01            $21,000,000         8.42%           $965,625       $76,758          03/30/01           $0
05/24/01            $42,150,000         6.57%         $1,931,250      $128,362          06/28/01           $0
09/13/01            $16,000,000         6.58%         $1,150,000       $15,665          09/17/01           $0
09/14/01            $39,000,000         6.22%         $2,760,000      $227,227          11/01/01           $0
12/04/01            $30,150,000         5.56%         $2,141,875       $44,806          12/14/01           $0
03/1/02             $20,360,000         4.75%         $1,437,500        $8,059           3/6/02            $0
04/23/02            $17,000,000         4.75%         $1,184,500       $18,371           5/1/02            $0
05/22/02            $32,250,000         4.75%         $2,300,000       $96,960           6/27/02           $0
06/3/02             $22,300,000         4.75%         $1,581,250       $78,123           8/1/02            $0
8/26/02             $26,000,000         4.75%         $1,920,500       $28,886           9/3/02            $0
9/29/02             $51,500,000         4.50%         $3,657,000      $240,445          12/23/02           $0


      Total asset management fee income from the Sponsored REITs amounted to approximately $150,000 and $315,000 for the years ended December 31, 2001 and 2002, respectively. Asset management fees are approximately 1% of collected rents for both periods.

      Aggregate fees charged to the Sponsored REITs amounted to approximately $26,399,000 and $27,235,000 for the years ended December 31, 2001 and 2002, respectively.

      FSP Corp. had arranged for Citizens Bank to provide a line of credit for FSP Corp.'s senior officers in the maximum aggregate amount of $3,000,000. The borrowings under this line of credit were for the purpose of paying income taxes on equity interests in FSP Corp. issued to such senior officers as compensation. Each borrower secured the loan by pledging shares of FSP's Common Stock having an aggregate fair market value at the time of the loan of no less than twice the principal amount of the loan. FSP Corp. initially agreed to purchase from Citizens Bank any loan on which the borrower defaults. Following the purchase of the loan, FSP Corp. would have the same rights as Citizens Bank, including the right to foreclose on the pledged stock or to recover the outstanding amount of the loan from the officer/borrower. In order to comply with the Sarbanes-Oxley Act of 2002, FSP Corp. informed Citizens Bank and its senior officers that it will no longer guarantee any future loans. As of December 31, 2002, all repurchase agreements have been terminated and FSP Corp. has no obligation relating to such loans from Citizens Bank to senior officers. FSP Corp. will not incur any other expenses or pay any amounts on behalf of its officers in connection with such loans from Citizens Bank to FSP Corp.'s senior officers.

      Mr. Carter's son, Jeffrey B. Carter, is Director of Acquisitions for FSP Investments. During 2001, he received total compensation (including salary, cash bonus and contribution to a Simple IRA plan) of $181,200. For the year ended December 31, 2002, he received total compensation of $220,000.

      Mr. Norris's son, Adam R. Norris, is a sales assistant for FSP Investments. During 2001, he received total compensation (including salary, cash bonus and contribution to a Simple IRA plan) of $187,551. For the year ended December 31, 2002, he received total compensation of $280,560.


Employment Agreements

      FSP Corp. is not a party to any employment agreement with any of the Named Executive Officers.

Compensation of Directors

      None of FSP Corp.'s directors receives compensation for his or her services as a director. FSP Corp. reimburses Messrs. McGillicuddy and Silverstein for expenses incurred by them in connection with attendance at Board meetings.

                        DIRECTORS AND EXECUTIVE OFFICERS


      The following table sets forth the names, ages and positions of all Directors and Executive Officers of FSP Corp. as of February 15, 2003.

           Name                                Age                          Position
           ----                                ---                          --------

George J. Carter (5)                           54       President, Chief Executive Officer and Director
                                                        Vice President, Chief Operating Officer, Treasurer, Secretary
Barbara J. Corinha  (1), (2), (4), (6)         47       and Director
R. Scott MacPhee                               45       Executive Vice President
Richard R. Norris (5)                          59       Executive Vice President and Director
William W. Gribbell                            43       Executive Vice President
Janet Prier Notopoulos (1), (3)                55       Vice President and Director
Barry Silverstein (2), (4)                     69       Director
Dennis J. McGillicuddy (2), (3)                61       Director

----------
(1)   Member of the Audit Committee
(2)   Member of the Compensation Committee
(3)   Class I Director
(4)   Class II Director
(5)   Class III Director
(6) Ms. Corinha is responsible for FSP Corp.'s accounting and financial reporting functions.


      George J. Carter, age 54, is President, Chief Executive Officer and a Director of FSP Corp. and is responsible for all aspects of the business of FSP Corp. and its affiliates, with special emphasis on the evaluation, acquisition and structuring of real estate investments. Prior to the Conversion, he was President of the General Partner and was responsible for all aspects of the business of the FSP Partnership and its affiliates. From 1992 through 1996 he was President of Boston Financial Securities, Inc. ("Boston Financial"). Prior to joining Boston Financial, Mr. Carter was owner and developer of Gloucester Dry Dock, a commercial shipyard in Gloucester, Massachusetts. From 1979 to 1988, Mr. Carter served as Managing Director in charge of marketing of First Winthrop Corporation, a national real estate and investment banking firm headquartered in Boston, Massachusetts. Prior to that, he held a number of positions in the brokerage industry including those with Merrill Lynch & Co. and Loeb Rhodes & Co. Mr. Carter is a graduate of the University of Miami (B.S.). Mr. Carter is a NASD General Securities Principal (Series 24) and holds a NASD Series 7 general securities license.


      Barbara J. Corinha, age 47, is the Vice President, Chief Operating Officer, Treasurer, Secretary and a Director of FSP Corp. In addition, Ms. Corinha has as her primary responsibility, together with Mr. Carter, the management of all operating business affairs of FSP

Corp. and its affiliates. Ms. Corinha is also responsible for FSP Corp.'s accounting and financial reporting functions. Prior to the Conversion, Ms. Corinha was the Vice President, Chief Operating Officer, Treasurer and Secretary of the General Partner. From 1993 through 1996, she was Director of Operations for the private placement division of Boston Financial. Prior to joining Boston Financial, Ms. Corinha served as Director of Operations for Schuparra Securities Corp. and as the Sales Administrator for Weston Financial Group. From 1979 through 1986, Ms. Corinha worked at First Winthrop Corporation in administrative and management capacities; including Office Manager, Securities Operations and Partnership Administration. Ms. Corinha attended Northeastern University and the New York Institute of Finance. Ms. Corinha is a NASD General Securities Principal (Series 24). She also holds other NASD supervisory licenses including Series 4 and Series 53, and a NASD Series 7 general securities license.


      R. Scott MacPhee, age 45, is an Executive Vice President of FSP Corp. and has as his primary responsibility the direct equity placement of the Sponsored Entities. Prior to the Conversion, Mr. MacPhee was an Executive Vice President of the General Partner. From 1993 through 1996 he was an executive officer of Boston Financial. From 1985 to 1993 Mr. MacPhee worked at Winthrop Financial Associates. Mr. MacPhee attended American International College. Mr. MacPhee holds a NASD Series 7 general securities license.

      Richard R. Norris, age 59, is an Executive Vice President and a Director of FSP Corp. and has as his primary responsibility the direct equity placement of the Sponsored Entities. Prior to the Conversion, Mr. Norris was an Executive Vice President of the General Partner. From 1993 through 1996 he was an executive officer of Boston Financial. From 1983 to 1993 Mr. Norris worked at Winthrop Financial Associates. Prior to that, he worked at Arthur Young & Company (subsequently named Ernst & Young through a merger). Mr. Norris is a graduate of Bowdoin College (B.A.) and Northeastern University (M.S.). Mr. Norris holds a NASD Series 7 general securities license.

      William W. Gribbell, age 43, is an Executive Vice President of FSP Corp. and has as his primary responsibility the direct equity placement of the Sponsored Entities. Prior to the Conversion, Mr. Gribbell was an Executive Vice President of the General Partner. From 1993 through 1996 he was an executive officer of Boston Financial. From 1989 to 1993 Mr. Gribbell worked at Winthrop Financial Associates. Mr. Gribbell is a graduate of Boston University (B.A.). Mr. Gribbell holds a NASD Series 7 general securities license.

      Janet Prier Notopoulos, age 55, is a Vice President and a Director of FSP Corp. and President of FSP Property Management LLC and has as her primary responsibility the oversight of the management of the real estate assets of FSP Corp. and its affiliates. Prior to the Conversion, Ms. Notopoulos was a Vice President of the General Partner. Prior to joining Franklin Street Partners in 1997, Ms. Notopoulos was a real estate and marketing consultant for various clients. From 1975 to 1983, she was Vice President of North Coast Properties, Inc., a Boston real estate investment company. Between 1969 and 1973, she was a real estate paralegal at Goodwin, Procter & Hoar. Ms. Notopoulos is a graduate of Wellesley College (B.A.) and the Harvard School of Business Administration (M.B.A).

         Barry Silverstein, age 69, is a Director and a member of the Compensation Committee. Mr. Silverstein took his law degree from Yale University in 1957 and subsequently held positions as attorney/officer/director of various privately-held manufacturing companies in Chicago, Illinois. After selling those interests in 1964, he moved to Florida to manage his own portfolio and to teach at the University of Florida Law School. In 1968, Mr. Silverstein became the principal founder and shareholder in Coaxial Communications, a cable television company. Initially operating in small, rural communities in the southeast, Coaxial expanded its operations to Columbus, Ohio, the suburbs of Cincinnati, Ohio, and St. Paul, Minnesota, as well as smaller systems in West Virginia, Kentucky and Illinois. In 1998 and 1999, Coaxial sold its cable systems, and Mr. Silverstein retired from the cable television business.

      Dennis McGillicuddy, age 61, is a Director and the Chairman of the Compensation Committee. Mr. McGillicuddy graduated from the University of Florida with a B.A. degree and in 1966 he graduated from the University of Florida Law School with a J.D. degree. In 1968, Mr. McGillicuddy joined Barry Silverstein in founding Coaxial Communications, a cable television company. Initially operating in small, rural communities in the southeast, Coaxial expanded its operations to Columbus, Ohio, the suburbs of Cincinnati, Ohio, and St. Paul, Minnesota, as well as smaller systems in West Virginia, Kentucky and Illinois. In 1998 and 1999, Coaxial sold its cable systems, and Mr. McGillicuddy retired from the cable television business. Mr. McGillicuddy has served on the boards of various charitable organizations. He is currently president of the Board of Trustees of Florida Studio Theater, a professional non-profit theater organization. Also, Mr. McGillicuddy is an officer and board member of The Florida Winefest and Auction Inc., a Sarasota-based charity, which provides funding for programs of local charities that deal with disadvantaged children and their families.

      Each of the above executive officers other than Ms. Notopoulos began working for the FSP Partnership at its inception in 1997. Ms. Notopoulos was employed as a consultant by the FSP Partnership commencing in March 1997 and became a full-time employee on January 1, 1998.

      There are no family relationships among any of the executive officers and directors.

                         NO DISSENTERS' APPRAISAL RIGHTS

         FSP Stockholders who object to the Mergers will have no dissenters' appraisal rights under state law.

                   BUSINESS AND PROPERTIES OF THE TARGET REITS

      Each Target REIT was formed for the purpose of acquiring, developing and operating its property. The principal investment objectives of the Target REITs are to provide their Target REIT Stockholders with regular quarterly cash distributions; to obtain long-term appreciation in the value of their property; and to preserve and protect their Target REIT Stockholders' capital. The Target REITs share executive offices with FSP Corp. Each Target Board believes the property owned by its related Target REIT is adequately covered by insurance.


      There is no established public trading market for the preferred stock of any of the Target REITs.

      The following table indicates the number of holders of record of preferred stock in each of the Target REITs as of December 31, 2002, based upon the number of record holders reflected in the corporate records of FSP Corp.

      Target REIT                           Number of Record Holders
      -----------                           ------------------------

      Forest Park                                   104
      The Gael                                      182
      Goldentop                                     155
      Centennial                                    142
      Meadow Point                                  138
      Timberlake                                    349
      Federal Way                                   190
      Fair Lakes                                    269
      Northwest Point                               232
      Timberlake East                               248
      Merrywood                                     193
      Plaza Ridge I                                 341
      Park Ten                                      191

      Set forth below are the distributions per share of preferred stock that each Target REIT has made in each quarter since the quarter ended March 31, 2001 or since such Target REIT was syndicated, if such syndication occurred after March 31, 2001.

                                           Dividends Distributed per Share of Preferred Stock (in $)
 Target REIT                                                     Quarter Ended
 -----------                                                     -------------
                   3/31/01     6/30/01      9/30/01     12/31/01    3/31/02      6/30/02     9/30/02     12/31/02     3/31/03
                   -------     -------      -------     --------    -------      -------     -------     --------     -------
Forest Park       $1,488.00   $2,064.00    $1,972.00   $1,981.00   $1,838.00    $1,857.00   $2,001.12    $1,866.00   $1,720.00
The Gael           1,752.53    1,742.00     1,804.00    1,883.00    1,880.00     1,916.00    1,836.00     1,740.00    1,674.00
Goldentop          2,017.79    2,082.00     2,023.00    2,067.00    2,075.00     2,034.00    2,019.00     2,146.00    2,145.00
Centennial           788.11    2,083.00     2,091.00    2,086.00    2,081.00     2,095.00    2,162.00     2,177.00    2,137.00
Meadow Point                                1,962.00    1,962.00    1,985.00     2,029.00    2,036.00     2,027.00    2,184.00
Timberlake                                    395.74    1,958.27    1,975.33     1,950.43    1,912.57     2,021.15    2,183.52
Federal Way                                               307.71    2,025.00     2,026.00    2,016.00     2,035.00    2,059.00
Fair Lakes                                                          1,740.63     2,080.00    1,986.00     2,019.00    1,990.00
Northwest Point                                                       284.05     1,999.00    1,985.00     1,998.00    1,921.00
Timberlake East                                                                    450.42    2,081.00     1,991.00    1,999.00
Merrywood                                                                                    1,155.54     1,929.00    1,569.00
Plaza Ridge I                                                                                  281.28     2,055.00    2,179.00
Park Ten                                                                                                  1,336.00    2,047.00

      Each Target REIT expects to declare in the first quarter of 2003 and pay to its Target REIT Stockholders thereafter a dividend with respect to its first quarter 2003 operations. Pursuant to the Merger Agreement, such dividends will be paid in an amount consistent with past practice and custom of the relevant Target REIT. The cash paid out in these dividends will reduce the amount of cash held by each Target REIT and acquired by FSP Corp. upon consummation of the Mergers. Because the Target REITs have not yet declared these cash dividends, FSP Corp. cannot estimate the aggregate amount of such dividends. As the Target REITs will cease to exist upon consummation of the Mergers, FSP does not expect that they will continue to pay quarterly dividends after such consummation.

      The following table sets forth the average percentage of leased space and average rent per square foot for each property owned by the Target REITs for the years ended December 31, 1999, 2000, 2001 and 2002 (to the extent applicable).

                                                         Weighted Annual Average
                                                            Rent/Net Rentable
      Target REIT        Percentage of Leased Space            Square Foot
      -----------        --------------------------            -----------

      Forest Park

--------------------------------------------------------------------------------
December 31, 1999                     65.3%                       $6.19
December 31, 2000                     88.1%                      $10.78
December 31, 2001                     88.1%                      $13.90
December 31, 2002                     87.1%                      $14.14
--------------------------------------------------------------------------------

      The Gael

--------------------------------------------------------------------------------
December 31, 2000                     97.6%                       $0.00
December 31, 2001                     98.6%                      $13.78
December 31, 2002                     98.1%                      $14.15
--------------------------------------------------------------------------------

      Goldentop

--------------------------------------------------------------------------------
December 31, 2000                    100%                        $17.13
December 31, 2001                    100%                        $17.25
December 31, 2002                    100%                        $17.05
--------------------------------------------------------------------------------

                                                         Weighted Annual Average
                                                            Rent/Net Rentable
      Target REIT        Percentage of Leased Space            Square Foot
      -----------        --------------------------            -----------

      Centennial

--------------------------------------------------------------------------------
December 31, 2000                    100%                        $14.37
December 31, 2001                    100%                        $16.41
December 31, 2002                    100%                        $16.54
--------------------------------------------------------------------------------

      Meadow Point

--------------------------------------------------------------------------------
December 31, 2001                    100%                        $25.84
December 31, 2002                    100%                        $26.82
--------------------------------------------------------------------------------

      Timberlake

--------------------------------------------------------------------------------
December 31, 2001                    100%                        $25.72
December 31, 2002                    100%                        $26.35
--------------------------------------------------------------------------------

      Federal Way

--------------------------------------------------------------------------------
December 31, 2001                    100%                        $14.65
December 31, 2002                    100%                        $15.10
--------------------------------------------------------------------------------

      Fair Lakes

--------------------------------------------------------------------------------
December 31, 2001                    100%                        $29.88
December 31, 2002                    100%                        $30.85
--------------------------------------------------------------------------------

      Northwest Point

--------------------------------------------------------------------------------
December 31, 2001                    100%                        $26.86
December 31, 2002                    100%                        $28.99
--------------------------------------------------------------------------------

      Timberlake East

--------------------------------------------------------------------------------
December 31, 2002                     92.2%                      $22.78
--------------------------------------------------------------------------------

      Merrywood

--------------------------------------------------------------------------------
December 31, 2002                     95.6%                      $11.34
--------------------------------------------------------------------------------

      Plaza Ridge I

--------------------------------------------------------------------------------
December 31, 2002                    100%                        $34.58
--------------------------------------------------------------------------------

      Park Ten

--------------------------------------------------------------------------------
December 31, 2002                    100%                        $24.05
--------------------------------------------------------------------------------

      The following table sets forth for each property owned by the Target REITs (other than The Gael and Merrywood, which own apartment complexes), the number of tenants leasing 10% or more of the rentable square feet, the nature of the business of such tenant and the principal businesses, occupations and professions carried on in the property:

--------------------------------------------------------------------------------
                 Number of
              Tenants Leasing                           Principal Businesses
              10% or More of   Nature of Tenants'         Carried on in the
Target REIT        Space           Business                   Property
--------------------------------------------------------------------------------
Forest Park           Two    Humanitarian organization  Fundraising and
                                                        disaster relief
                                                        efforts, though no
                                                        logistic efforts are
                                                        performed on the
                                                        property
--------------------------------------------------------------------------------
                             Wireless telephone         General office and
                             service provider           sales use
--------------------------------------------------------------------------------
Goldentop             One    Defense contractor         Research and development
--------------------------------------------------------------------------------
Centennial            Two    Provider of computing      Accounting and
                             and imaging solutions      financial administration
                             for business and home
--------------------------------------------------------------------------------
                             Hearing aid                Hearing aid
                             manufacturing and          manufacturing
                             related services
--------------------------------------------------------------------------------
Meadow Point          One    Information technology     Information technology
                             product and services       consulting services on
                             provider                   a contract basis
--------------------------------------------------------------------------------
Timberlake            Two    Reinsurance                General administration
                                                        of reinsurance business
--------------------------------------------------------------------------------
                             Provider of software       Providing consulting
                             products and services to   and information
                             communications companies   technology services to
                                                        communications
                                                        companies and general
                                                        office administration
--------------------------------------------------------------------------------
Federal Way           One    Forest products            Forest products
--------------------------------------------------------------------------------
Fair Lakes            One    Consulting  services       Professional services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Number of
              Tenants Leasing                           Principal Businesses
              10% or More of   Nature of Tenants'         Carried on in the
Target REIT        Space           Business                   Property
--------------------------------------------------------------------------------
Northwest Point       One    Communications and         Research, development
                             electronics                and manufacture of
                                                        electronics for
                                                        automobile system
                                                        suppliers
--------------------------------------------------------------------------------
Timberlake East       Four   Provider of computer       Consulting, sales and
                             software and consulting    administration
--------------------------------------------------------------------------------
                             Provider of application    Research and
                             management solutions       development of
                                                        applications software
                                                        and general office
                                                        administration
--------------------------------------------------------------------------------
                             Reinsurance                General office and
                                                        sales use for
                                                        reinsurance business
--------------------------------------------------------------------------------
                             Securities broker          Retail securities
                                                        brokerage and financial
                                                        consulting
--------------------------------------------------------------------------------
Plaza Ridge I         Two    Project management and     Research, development
                             systems engineering        and sales of
                                                        information systems and
                                                        contract administration
--------------------------------------------------------------------------------
                             Engineering and            Engineering consulting
                             information systems        firm
--------------------------------------------------------------------------------
Park Ten              Two    Oil and gas design and     Design, development and
                             project management; home   management of offshore
                             construction               oil structures, on
                                                        shore production
                                                        facilities and pipelines
--------------------------------------------------------------------------------
                             Home construction          Development of
                                                        affordable luxury
                                                        housing
--------------------------------------------------------------------------------

      The following table sets forth, for each tenant leasing 10% or more of the space in the properties owned by the Target REITs, the principal provisions of their leases (other than The Gael and Merrywood, which own apartment complexes):

                                                       Current Base Rent
                                                       Per Annum and
                                                       Percentage of
Target REIT      Tenant                                Square Feet Leased      Expiration Date       Renewal Options
-----------      ------                                ------------------      ---------------       ---------------

Forest Park      American Red Cross                    $630,479                February 28, 2009     Three 5-year options to renew
                                                       65%                                           at fair market rent
------------------------------------------------------------------------------------------------------------------------------------
                 CELLCO, DBA Verizon                   $150,371                February 28, 2009     One 5-year option to extend
                                                       23%
------------------------------------------------------------------------------------------------------------------------------------
Goldentop        Northrop Grumman                      $2,057,052              June 30, 2007         Three 5-year options to renew
                                                       100%                                          at 95% of fair market rent
------------------------------------------------------------------------------------------------------------------------------------
Centennial       Hewlett-Packard                       $1,121,706              February 28, 2010     Three 3-year options to renew
                                                       82%
------------------------------------------------------------------------------------------------------------------------------------
                 Starkey Laboratories, Inc.            $172,463                June 30, 2004         One 5-year option to renew
                                                       18%
------------------------------------------------------------------------------------------------------------------------------------
Meadow Point     CACI, Inc. -- Federal                 $3,255,977              November 30, 2009     Two 5-year options to renew at
                                                       100%                                          95% of fair market rent
------------------------------------------------------------------------------------------------------------------------------------
Timberlake       Reinsurance Group of America, Inc.    $2,144,533              August 31, 2009       Two 5-year options to renew,
                                                       50%                                           right of first offer to
                                                                                                     purchase building
------------------------------------------------------------------------------------------------------------------------------------
                 AMDOCS, Inc.                          $3,011,982              May 31, 2006          Two 5-year options to renew
                                                       48%
------------------------------------------------------------------------------------------------------------------------------------
Federal Way      Weyerhaeuser Company                  $1,682,207              September 13, 2006    Two 5-year options to renew
                                                       100%
------------------------------------------------------------------------------------------------------------------------------------

                                                       Current Base Rent
                                                       Per Annum and
                                                       Percentage of
Target REIT      Tenant                                Square Feet Leased      Expiration Date       Renewal Options
-----------      ------                                ------------------      ---------------       ---------------

Fair Lakes       International Business Machines       $3,876,743              December 31, 2009     Two 5-year options to renew
                 Corporation                           100%
------------------------------------------------------------------------------------------------------------------------------------
Northwest Point  Motorola                              $2,955,130              March 31, 2010        Two options to extend the term
                                                       100%                                          for either three or five years
------------------------------------------------------------------------------------------------------------------------------------
Timberlake East  Computer Associates                   $619,245                May 31, 2005          Two 3-year options to renew at
                 International, Inc.                   21%                                           95% of fair market value
------------------------------------------------------------------------------------------------------------------------------------
                 Quest Software, Inc.                  $628,144                October 31, 2006      One 5-year option to renew
                                                       21%
------------------------------------------------------------------------------------------------------------------------------------
                 Reinsurance Group of America, Inc.    $375,599                August 31, 2009       Two 5-year options to renew
                                                       17%
------------------------------------------------------------------------------------------------------------------------------------
                 Prudential Securities Incorporated    $361,107                December 31, 2010     One 5-year options to renew at
                                                       12%                                           95% of fair market value
------------------------------------------------------------------------------------------------------------------------------------
Plaza Ridge I    Scitor Corporation                    $2,943,120              June 30, 2012         Two 5-year options to renew
                                                       69%
------------------------------------------------------------------------------------------------------------------------------------
                 Juniper Networks, Inc.                $1,740,494              April 13, 2009        One 5-year options to renew
                                                       31%
------------------------------------------------------------------------------------------------------------------------------------
Park Ten         Mustang Engineering, L.P.             $2,791,777              February 28, 2007     Two 5-year options to renew
                                                       82%
------------------------------------------------------------------------------------------------------------------------------------
                 TMI, Inc. aka Trendmaker Homes        $430,559                April 30, 2010        Two 5-year options to renew at
                                                       13%                                           95% of fair market value
------------------------------------------------------------------------------------------------------------------------------------

         The following table sets forth for each property owned by the Target REITs (other than The Gael and Merrywood, which own apartment complexes) a schedule of lease expirations for each of the ten years beginning with 2003:

--------------------------------------------------------------------------------------------
                                                                                Percentage
                       Number of Lease     Total Square      Total Annual        of Annual
Target REIT              Expirations            Feet        Contract Rent       Gross Rent
--------------------------------------------------------------------------------------------

Forest Park
--------------------------------------------------------------------------------------------
          2003
--------------------------------------------------------------------------------------------
          2004
--------------------------------------------------------------------------------------------
          2005               One               13,975      $     150,371            19%
--------------------------------------------------------------------------------------------
          2006
--------------------------------------------------------------------------------------------
          2007
--------------------------------------------------------------------------------------------
          2008
--------------------------------------------------------------------------------------------
          2009               One               40,005      $     630,479            81%
--------------------------------------------------------------------------------------------
          2010
--------------------------------------------------------------------------------------------
          2011
--------------------------------------------------------------------------------------------
          2012
--------------------------------------------------------------------------------------------

       Goldentop
--------------------------------------------------------------------------------------------
          2003
          2004
          2005
          2006
          2007               One              141,405      $   2,057,052           100%
          2008
          2009
          2010
          2011
          2012
--------------------------------------------------------------------------------------------

       Centennial
--------------------------------------------------------------------------------------------
          2003
          2004               Two               19,860      $     265,523            19%
          2005
          2006
          2007
          2008
          2009
          2010               One               90,900      $   1,121,706            81%
          2011
          2012
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                                                Percentage
                       Number of Lease     Total Square      Total Annual        of Annual
Target REIT              Expirations            Feet        Contract Rent       Gross Rent
--------------------------------------------------------------------------------------------

Meadow Point
--------------------------------------------------------------------------------------------
          2003
          2004
          2005
          2006
          2007
          2008               One              132,897      $   3,255,977            99%
          2009
          2010               One                1,953      $      30,779             1%
          2011
          2012
--------------------------------------------------------------------------------------------

Timberlake
--------------------------------------------------------------------------------------------
          2003
          2004               Two                4,102      $     110,918             2%
          2005
          2006               One              112,259      $   3,011,982            57%
          2007
          2008
          2009               One              116,361      $   2,144,533            41%
          2010
          2011
          2012
--------------------------------------------------------------------------------------------

Federal Way
--------------------------------------------------------------------------------------------
          2003
          2004
          2005
          2006               One              117,227      $   1,682,207           100%
          2007
          2008
          2009
          2010
          2011
          2012
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                                                Percentage
                       Number of Lease     Total Square      Total Annual        of Annual
Target REIT              Expirations            Feet        Contract Rent       Gross Rent
--------------------------------------------------------------------------------------------

Fair Lakes
--------------------------------------------------------------------------------------------
          2003
          2004
          2005
          2006
          2007
          2008
          2009               One              210,613      $   3,876,743           100%
          2010
          2011
          2012
--------------------------------------------------------------------------------------------

Northwest Point
--------------------------------------------------------------------------------------------
          2003
          2004
          2005
          2006
          2007
          2008
          2009
          2010               One              176,848      $   2,955,130           100%
          2011
          2012
--------------------------------------------------------------------------------------------

Timberlake East
--------------------------------------------------------------------------------------------
          2003
          2004
          2005             Three               39,222      $     987,249            39%
          2006               One               24,877      $     628,144            25%
          2007               One                4,182      $     193,346             8%
          2008
          2009               One               20,107      $     375,599            15%
          2010               One               14,381      $     361,107            14%
          2011
          2012
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                                                Percentage
                       Number of Lease     Total Square      Total Annual        of Annual
Target REIT              Expirations            Feet        Contract Rent       Gross Rent
--------------------------------------------------------------------------------------------

Plaza Ridge I
--------------------------------------------------------------------------------------------
          2003
          2004
          2005
          2006
          2007
          2008
          2009               One               48,280      $   1,740,494            37%
          2010
          2011
          2012               One              109,736      $   2,943,120            63%

Park Ten
          2003
--------------------------------------------------------------------------------------------
          2004
--------------------------------------------------------------------------------------------
          2005               Two                6,807      $     151,307             4%
--------------------------------------------------------------------------------------------
          2006               One               26,885      $     588,513            17%
--------------------------------------------------------------------------------------------
          2007               One              100,625      $   2,202,681            66%
--------------------------------------------------------------------------------------------
          2008
--------------------------------------------------------------------------------------------
          2009
--------------------------------------------------------------------------------------------
          2010               One               20,026      $     430,559            13%
--------------------------------------------------------------------------------------------
          2011
--------------------------------------------------------------------------------------------
          2012
--------------------------------------------------------------------------------------------

      Both apartment properties held by the Gael and Merrywood are located within the greater Houston market, and are exposed to the general economic conditions in that submarket, such as the negative effects of the Enron and Arthur Andersen investigations or the positive effects of increases in oil prices, as well as the construction of new competition in the submarket.

                 SELECTED FINANCIAL INFORMATION FOR TARGET REITS


      The following selected financial information is derived from the historical financial statements of the individual Target REITs. This information should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" on pages 85 to 104 of this Proxy Statement and with the Target REITs financial statements and related notes thereto included elsewhere in this Proxy Statement.


      COMBINED


                                               Year Ended December 31,
                                   ---------------------------------------------
                                    2002      2001      2000      1999     1998
                                   ------    ------    ------    ------   ------

                                      (In thousands, except per share amounts)
Operating Data:
Total Revenues.................  $ 40,818   $ 17,094   $ 2,893    $ 344    N/A
Net Income (loss)..............    14,550        (41)     (927)     169    N/A
Basic and diluted net income
(loss) per share...............       N/M        N/M      N/M       N/M    N/A
Dividends per share............       N/M        N/M      N/M       N/M    N/A

   N/M - Not meaningful
                                              As of December 31,
                                   -------------------------------------------
                                    2002      2001     2000     1999     1998
                                   ------    ------   ------   ------   ------
Balance Sheet Data
(at period end):
Total assets...................    $320,255  $241,972  $61,623   7,241   N/A
Total liabilities..............      11,515     6,562    1,949      63   N/A
Total stockholder's equity.....     308,740   235,410   59,674   7,718   N/A

      FOREST PARK


                                           Year Ended December 31,
                                  ----------------------------------------
                                   2002    2001    2000     1999     1998
                                  ------  ------  ------   ------   ------

                                  (In thousands, except per share amounts)
Operating Data:
Total Revenues.................  $  880   $  885   $ 729  $  344      N/A
Net Income (loss)..............     487      508     394     169      N/A
Basic and diluted net income
(loss) per share...............   6,244    6,513   5,051   2,168      N/A
Dividends per share............   7,444    7,855   5,834   2,783      N/A

                                              As of December 31,
                                  ----------------------------------------
                                   2002     2001     2000    1999    1998
                                  ------   ------   ------  ------  ------
Balance Sheet Data
(at period end):
Total assets...................  $ 7,113  $ 7,079  $ 7,207   7,241    N/A
Total liabilities..............      306      178      201      63    N/A
Total stockholder's equity.....    6,807    6,901    7,006   7,718    N/A


      THE GAEL


                                            Year Ended December 31,
                                   -----------------------------------------
                                    2002    2001     2000     1999     1998
                                   ------  ------   ------   ------   ------

                                (In thousands, except per unit or share amounts)
Operating Data:
Total Revenues.................    $2,651  $2,628  $1,061     N/A      N/A
Net Income (loss)..............       977   1,006    (460)    N/A      N/A
Basic and diluted net income
(loss) per share...............     4,598   4,734  (2,165)    N/A      N/A
Dividends per share............     7,166   7,309   2,488     N/A      N/A

                                               As of December 31,
                                   -----------------------------------------
                                    2002     2001     2000     1999    1998
                                   ------   ------   ------   ------  ------
Balance Sheet Data
(at period end):
Total assets...................    $17,854  $18,421  $19,400     N/A     N/A
Total liabilities..............        502      523      955     N/A     N/A
Total stockholder's equity.....     17,352   17,898   18,445     N/A     N/A

      CENTENNIAL


                                     2002    2001     2000    1999     1998
                                    ------  ------   ------  ------   ------

                                (In thousands, except per unit or share amounts)
Operating Data:
Total Revenues.................    $1,848  $1,854  $   419     N/A      N/A
Net Income (loss)..............     1,129   1,168     (478)    N/A      N/A
Basic and diluted net income
(loss) per share...............     7,146   7,392   (3,025)    N/A      N/A
Dividends per share............     8,571   8,341      788     N/A      N/A

                                               As of December 31,
                                   -----------------------------------------
                                    2002     2001     2000     1999    1998
                                   ------   ------   ------   ------  ------
Balance Sheet Data
(at period end):
Total assets...................    $13,985  $14,222  $14,083     N/A     N/A
Total liabilities..............        503      515      226     N/A     N/A
Total stockholder's equity.....     13,482   13,707   13,857     N/A     N/A


      GOLDENTOP


                                            Year Ended December 31,
                                  ------------------------------------------
                                   2002     2001     2000      1999    1998
                                  ------   ------   ------    ------  ------

Operating Data:
Total Revenues.................  $2,437   $2,493   $   685      N/A     N/A
Net Income (loss)..............   1,627    1,711      (382)     N/A     N/A
Basic and diluted net
income (loss) per share........   7,028    7,391    (1,650)     N/A     N/A
Dividends per share............   8,344    8,247     2,046      N/A     N/A

                                              As of December 31,
                                  ------------------------------------------
                                   2002      2001     2000     1999    1998
                                  ------    ------   ------   ------  ------
Balance Sheet Data
(at period end):
Total assets...................  $20,393    $20,701  $20,933   N/A     N/A
Total liabilities..............      522        525      568   N/A     N/A
Total stockholder's equity.....   19,871     20,176   20,366   N/A     N/A

      MEADOW POINT


                                           Year Ended December 31,
                                  -----------------------------------------
                                   2002    2001     2000     1999     1998
                                  ------  ------   ------   ------   ------

                                (In thousands, except per unit or share amounts)
Operating Data:
Total Revenues.................   $3,647  $2,825    N/A      N/A      N/A
Net Income (loss)..............    1,946     418    N/A      N/A      N/A
Basic and diluted net income
(loss) per share...............    7,557   1,625    N/A      N/A      N/A
Dividends per share............    8,276   5,909    N/A      N/A      N/A

                                              As of December 31,
                                   ----------------------------------------
                                    2002     2001     2000    1999    1998
                                   ------   ------   ------  ------  ------
Balance Sheet Data
(at period end):
Total assets...................   $23,339   $23,417    N/A     N/A    N/A
Total liabilities..............     1,016       909    N/A     N/A    N/A
Total stockholder's equity.....    22,323    22,508    N/A     N/A    N/A


      TIMBERLAKE


                                               Year Ended December 31,
                                   ----------------------------------------
                                    2002     2001     2000    1999    1998
                                   ------   ------   ------  ------  ------
Operating Data:
Total Revenues.................   $ 6,198  $ 3,686     N/A    N/A     N/A
Net Income (loss)..............     3,450      (51)    N/A    N/A     N/A
Basic and diluted net
income (loss) per share........     6,699      (99)    N/A    N/A     N/A
Dividends per share............     8,099    4,346     N/A    N/A     N/A

                                                As of December 31,
                                   ----------------------------------------
                                    2002     2001     2000    1999    1998
                                   ------   ------   ------  ------  ------
Balance Sheet Data
(at period end):
Total assets...................   $ 45,382  $45,983     N/A     N/A    N/A
Total liabilities..............      1,229    1,109     N/A     N/A    N/A
Total stockholder's equity.....     44,153   44,874     N/A     N/A    N/A

      FAIR LAKES


                                              Year Ended December 31,
                                   -------------------------------------------
                                    2002      2001      2000     1999    1998
                                   ------    ------    ------   ------  ------

                                (In thousands, except per unit or share amounts)
Operating Data:
Total Revenues.................   $ 6,562   $ 1,845      N/A      N/A     N/A
Net Income (loss)..............     3,378    (2,001)     N/A      N/A     N/A
Basic and diluted net income
(loss) per share...............     7,038    (4,170)     N/A      N/A     N/A
Dividends per share............     8,075     1,924      N/A      N/A     N/A

                                             As of December 31,
                                   ------------------------------------------
                                    2002     2001     2000     1999     1998
                                   ------   ------   ------   ------   ------
Balance Sheet Data
(at period end):
Total assets...................   $41,804  $42,306    N/A       N/A      N/A
Total liabilities..............     1,205    1,209    N/A       N/A      N/A
Total stockholder's equity.....    40,599   41,097    N/A       N/A      N/A


      FEDERAL WAY


                                   2002      2001      2000     1999     1998
                                  ------    ------    ------   ------   ------

                                (In thousands, except per unit or share amounts)
Operating Data:
Total Revenues.................   $1,835   $   536      N/A      N/A      N/A
Net Income (loss)..............    1,311      (791)     N/A      N/A      N/A
Basic and diluted net income
(loss) per share...............    6,555    (3,955)     N/A      N/A      N/A
Dividends per share............    8,136     2,333      N/A      N/A      N/A

                                   2002      2001      2000     1999     1998
                                  ------    ------    ------   ------   ------
Balance Sheet Data
(at period end):
Total assets...................    17,313    $17,634   N/A      N/A       N/A
Total liabilities..............       573        578   N/A      N/A       N/A
Total stockholder's equity.....    16,740     17,056   N/A      N/A       N/A

      NORTHWEST


                                             Year Ended December 31,
                                  -------------------------------------------
                                   2002      2001     2000     1999     1998
                                  ------    ------   ------   ------   ------

                                (In thousands, except per unit or share amounts)
Operating Data:
Total Revenues.................  $ 5,167   $   358     N/A      N/A      N/A
Net Income (loss)..............    2,253    (2,008)    N/A      N/A      N/A
Basic and diluted net income
(loss) per share...............    6,048    (5,390)    N/A      N/A      N/A
Dividends per share............    7,903       355     N/A      N/A      N/A

                                               As of December 31,
                                  -------------------------------------------
                                   2002      2001     2000      1999    1998
                                  ------    ------   ------    ------  ------
Balance Sheet Data
(at period end):
Total assets...................   $33,694   $33,359     N/A       N/A     N/A
Total liabilities..............     2,339     1,313     N/A       N/A     N/A
Total stockholder's equity.....    31,355    32,046     N/A       N/A     N/A


      TIMBERLAKE EAST


                                           Year Ended December 31,
                                  -----------------------------------------
                                   2002     2001     2000     1999    1998
                                  ------   ------   ------   ------  ------

                                (In thousands, except per unit or share amounts)
Operating Data:
Total Revenues.................  $ 2,445    N/A      N/A       N/A     N/A
Net Income (loss)..............     (301)   N/A      N/A       N/A     N/A
Basic and diluted net income
(loss) per share...............   (1,204)   N/A      N/A       N/A     N/A
Dividends per share............    6,584    N/A      N/A       N/A     N/A

                                   2002     2001     2000     1999    1998
                                  ------   ------   ------   ------  ------
Balance Sheet Data
(at period end):
Total assets...................   $21,593     N/A     N/A      N/A     N/A
Total liabilities..............       648     N/A     N/A      N/A     N/A
Total stockholder's equity.....    20,945     N/A     N/A      N/A     N/A

      MERRYWOOD


                                            Year Ended December 31,
                                   ------------------------------------------
                                    2002     2001     2000     1999     1998
                                   ------   ------   ------   ------   ------

                                (In thousands, except per unit or share amounts)
Operating Data:
Total Revenues.................   $ 1,821     N/A      N/A      N/A      N/A
Net Income (loss)..............      (613)    N/A      N/A      N/A      N/A
Basic and diluted net income
(loss) per share...............    (2,976)    N/A      N/A      N/A      N/A
Dividends per share............     4,779     N/A      N/A      N/A      N/A

                                              As of December 31,
                                  -------------------------------------------
                                   2002      2001      2000     1999    1998
                                  ------    ------    ------   ------  ------
Balance Sheet Data
(at period end):
Total assets...................   $ 17,905     N/A      N/A      N/A     N/A
Total liabilities..............        610     N/A      N/A      N/A     N/A
Total stockholder's equity.....     17,295     N/A      N/A      N/A     N/A


      PLAZA RIDGE I


                                             Year Ended December 31,
                                    -----------------------------------------
                                     2002     2001     2000    1999     1998
                                    ------   ------   ------  ------   ------

                                (In thousands, except per unit or share amounts)
Operating Data:
Total Revenues.................   $ 3,385      N/A      N/A     N/A     N/A
Net Income (loss)..............      (315)     N/A      N/A     N/A     N/A
Basic and diluted net income
(loss) per share...............      (788)     N/A      N/A     N/A     N/A
Dividends per share............     4,766      N/A      N/A     N/A     N/A

                                               As of December 31,
                                    -----------------------------------------
                                     2002    2001     2000     1999     1998
                                    ------  ------   ------   ------   ------
Balance Sheet Data
(at period end):
Total assets...................   $ 35,665    N/A     N/A      N/A      N/A
Total liabilities..............      1,196    N/A     N/A      N/A      N/A
Total stockholder's equity.....     34,469    N/A     N/A      N/A      N/A

      PARK TEN


                                            Year Ended December 31,
                                   -----------------------------------------
                                    2002     2001    2000     1999     1998
                                   ------   ------  ------   ------   ------

                                (In thousands, except per unit or share amounts)
Operating Data:
Total Revenues.................  $ 1,943      N/A     N/A      N/A      N/A
Net Income (loss)..............     (779)     N/A     N/A      N/A      N/A
Basic and diluted net income
(loss) per  share..............   (2,833)     N/A     N/A      N/A      N/A
Dividends per share............    3,859      N/A     N/A      N/A      N/A

                                              As of December 31,
                                   -----------------------------------------
                                    2002     2001     2000     1999    1998
                                   ------   ------   ------   ------  ------
Balance Sheet Data
(at period end):
Total assets...................  $ 24,215    N/A      N/A      N/A     N/A
Total liabilities..............       866    N/A      N/A      N/A     N/A
Total stockholder's equity.....    23,349    N/A      N/A      N/A     N/A

                 DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                    AND RESULTS OF OPERATIONS OF TARGET REITS


      The following discussion should be read in conjunction with the Target REITs' financial statements and notes thereto appearing elsewhere in this Proxy Statement. Historical results and percentage relationships set forth in the respective Target REIT Financial Statements should not be taken as necessarily indicative of future operations. Tables summarizing the results of operations for the Target REITs are located at pages 132 to 139 of this Proxy Statement. The results of the Target REITs are presented on a combined basis rather than for each individual Target REIT. Management believes that this presentation is more useful because the combined results are the basis for the pro forma financial statements located at pages 70 to 71 of this Proxy Statement, FSP Corp. will not proceed with the Mergers unless each Target REIT approves its respective Merger and no Target REIT performed in a manner that would cause the presentation on a combined basis to be misleading.

Results of Operations (of the Target REITs on a combined basis)

      The following tables show the variance in dollars between the year ended December 31, 2002 and 2001 and years ended December 31, 2001 and 2000 and the years ended December 31, 2000 and 1999 for the Target REITs on a combined basis.

                                            Variance in Thousands of Dollars
                                                  For the Year Ended
                                                     December 31,
                                     2002 and 2001  2001 and 2000  2000 and 1999
                                     -------------------------------------------
Rental Revenue
     Rental                            $ 23,629     $  14,038       $   2,468
     Interest                                81           162              82
                                     -------------------------------------------
TOTAL REVENUE                          $ 23,710     $  14,200       $   2,550
                                     ===========================================

Expenses
     Rental operating expenses         $  4,213     $   2,955       $     488
     Depreciation and amortization        4,218         1,663             517
     Real estate taxes and insurance      3,357         1,594             344
     Interest expense                    (2,669)        7,102           2,297
                                     -------------------------------------------
TOTAL EXPENSES                         $  9,119     $  13,314       $   3,646
                                     ===========================================

Net Income                             $ 14,591     $     886       $  (1,096)
                                     ===========================================

Comparison of the year Ended December 31, 2002 to the year ended
December 31, 2001


      Revenue


      Total revenues increased $23.7 million, to $40.8 million for the year ended December 31, 2002, as compared to $17.1 million for the year ended December 31, 2001.

      The increase in rental income of $23.6 million, compared to the year ended December 31, 2001, is attributable to:

            o four Target REITs which were organized in 2002 contributed revenue for various periods in 2002, as compared with no revenue in 2001, resulting in $9.5 million in incremental revenues;

            o five Target REITs which were organized in 2001 contributed revenue for a full year in 2002, as compared to only various periods in 2001, resulting in $14.1 million in incremental revenues; and

            o four Target REITs which were syndicated prior to 2001 and in operation for both full years had no significant changes in rental income.

      Interest income increased less than $0.1 million for the year ended December 31, 2002 compared to the year ended December 31, 2001.


      Expenses


      Total expenses increased $9.1 million for the year ended December 31, 2002, compared to the same period in 2001. The increase for the year is attributable to a $4.2 million increase in rental operating expenses, a $4.2 million increase in depreciation and amortization, and a $3.4 million increase in real estate taxes and insurance, offset by a $2.7 million decrease in interest expense.

      The increase in rental operations expenses of $4.3 million, compared to the year ended December 31, 2001, is attributable to:

            o four Target REITs which were organized in 2002 incurred expenses for various periods in 2002, as compared with no expenses in 2001, resulting in $2.0 million in incremental expenses;

            o five Target REITs which were organized in 2001 incurred expenses for a full year in 2002, as compared to only various periods in 2001, resulting in $2.2 million in incremental expenses; and

            o four Target REITs which were syndicated prior to 2001 and in operation for both full years had no significant change in expenses.

      The increase in depreciation and amortization expenses of $4.2 million, compared to the year ended December 31, 2001, is attributable to:

            o four Target REITs which were organized in 2002 incurred expenses for various periods in 2002, as compared with no expenses in 2001, resulting in $1.8 million in incremental expenses;

            o five Target REITs which were organized in 2001 incurred expenses for a full year in 2002, as compared to only various periods in 2001, resulting in $2.4 million in incremental expenses; and

            o four Target REITs which were syndicated prior to 2001 and in operation for both full years had no significant change in expenses.

      The increase in real estate tax and insurance expenses of $3.4 million, compared to the year ended December 31, 2001, is attributable to:

            o four Target REITs which were organized in 2002 incurred expenses for various periods in 2002, as compared with no expenses in 2001, resulting in $1.1 million in incremental expenses;

            o five Target REITs which were organized in 2001 incurred expenses for a full year in 2002, as compared to only various periods of 2001, resulting in $2.2 million in incremental expenses; and

            o four Target REITs which were syndicated prior to 2001 and in operation for both full years had an increase of less than $0.1 million.

      Interest expense is typically incurred when the Target REIT is organized and borrows funds to acquire the real estate. After the completion of the syndication of preferred stock in the Target REIT, the loan is repaid. None of the Target REITs have had to borrow funds after the original real estate loan has been repaid. The decrease in interest expenses of $2.7 million, compared to the year ended December 31, 2001, is attributable to:

            o four Target REITs which were organized in 2002 incurred interest expense in 2002, as compared with no expenses in 2001, resulting in $6.7 million in incremental expenses;

            o offset by $9.4 million of interest expense incurred by five Target REITs which were organized in 2001, which incurred no expenses in 2002, but did incur interest expense in 2001; and

            o four Target REITs which were syndicated prior to 2001 and in operation for both full years which did not incur any interest expense.

Comparison of the year ended December 31, 2001 to the year ended
December 31, 2000

      Revenue

      Total revenues increased $14.2 million, to $17.1 million for the year ended December 31, 2001, as compared to $2.9 million for the year ended December 31, 2000. The increase in rental income of $14.0 million, compared to the year ended December 31, 2001, is attributable to:

            o five Target REITs which were organized in 2001 contributed revenue for various periods in 2001, as compared to no revenue for the comparable period in 2000, resulting in $9.1 million in incremental revenues;

            o three Target REITs which were organized in 2000 contributed revenue for a full year in 2001, as compared to various periods in 2000, resulting in $4.7 million in incremental revenues; and

            o one Target REIT which was syndicated prior to 2000 and in operation for both full years, resulting in $0.2 million increased revenues as a result of a lease of vacant space.


      Expenses


      Total expenses increased $13.3 million for the year ended December 31, 2001, compared to the same period in 2000. The increase for the twelve months is attributable to a $2.9 million increase in rental operating expenses, a $1.7 million increase in depreciation and amortization, a $1.6 million increase in real estate taxes and insurance, and a $7.1 million increase in interest expense.


      The increase in rental operations expenses of $2.9 million, compared to the year ended December 31, 2000, is attributable to:


            o five Target REITs which were organized in 2001 incurred expenses for various periods in 2001, as compared to incurring no expenses for the comparable period in 2000, resulting in $2.4 million in incremental expenses;

            o three Target REITs which were organized in 2000 incurred expenses for a full year in 2001, as compared to various periods in 2000, resulting in $0.5 million in increased expenses; and

            o one Target REIT which was syndicated prior to 2000 and in operation for both full years had no significant change in expenses.


      The increase in depreciation and amortization expenses of $1.7 million, compared to the year ended December 31, 2000, is attributable to:


            o five Target REITs which were organized in 2001 incurred expenses for various periods in 2001, as compared to incurring no expenses for the comparable period in 2000, resulting in $0.9 million in incremental expenses;

            o three Target REITs which were organized in 2000 incurred expenses for a full year in 2001, as compared to various periods in 2000, resulting in $0.8 million in increased expenses; and

            o one Target REIT which was syndicated prior to 2000 and in operation for both full years had no signicant change in expenses.

      The increase in real estate tax and insurance expenses of $1.6 million, compared to the year ended December 31, 2001, is attributable to:

            o five Target REITs which were organized in 2001 incurred expenses for various periods in 2001, as compared to incurring no expenses for the comparable period in 2000, resulting in $0.9 million in incremental expenses;

            o three Target REITs which were organized in 2000 incurred expenses for a full year in 2001, as compared to various periods in 2000, resulting in $0.7 million in increased expenses;

            o one Target REIT which was syndicated prior to 2000 and in operation for both full years had no significant change in expenses.

      Interest expense is typically incurred when the Target REIT is organized and borrows funds to acquire the real estate. After the completion of the syndication of preferred stock in the Target REIT, the loan is repaid. None of the Target REITs have had to borrow funds after the original real estate loan has been repaid. The increase in interest expenses of $7.1 million, compared to the year ended December 31, 2000, is attributable to:

            o five Target REITs which were organized in 2001 incurred interest expense in 2001, as compared with no expenses in 2000, resulting in $9.4 million in incremental expenses;

            o offset by $2.3 million of interest expense incurred by three Target REITs which were organized in 2000, which incurred no expenses in 2001, but did incur interest expense in 2000; and

            o one Target REIT which was syndicated prior to 2000 and in operation for both full years did not incur any interest expense.

Comparison of the year ended December 31, 2000 to the year ended
December 31, 1999

      Total revenues increased $2.6 million, to $2.9 million for the year ended December 31, 2000, as compared to $0.3 million for the year ended December 31, 1999. The increase in rental income of $2.5 million, compared to the year ended December 31, 1999, is attributable to:


            o three Target REITs which were organized in 2000 contributed revenue for various periods in 2000, as compared to no revenue for the comparable period in 1999, resulting in $2.1 million in incremental revenues; and

            o one Target REIT which was organized in 1999 contributed revenue for a full year in 2000, as compared to about six months in 1999, resulting in $0.4 million in increased revenue.


      Expenses


      Total expenses increased $3.6 million for the year ended December 31, 2000, compared to the same period in 1999. The increase for the twelve months is attributable to a $0.5 million increase in rental operating expenses, a $0.5 million increase in depreciation and amortization, a

$0.3 million increase in real estate taxes and insurance, and a $2.3 million increase in interest expense.

      The increase in rental operations expenses of $0.5 million, compared to the year ended December 31, 1999, is attributable to:

            o three Target REITs which were organized in 2000 incurred expenses for various periods in 2000, as compared to incurring no expenses for the comparable period in 1999, resulting in $0.4 million in incremental expenses; and

            o one Target REIT which was organized in 1999 incurred expenses for a for a full year in 2000, as compared to about six months in 1999, resulting in $0.1 million in increased expenses.


      The increase in depreciation and amortization expenses of $0.5 million, compared to the year ended December 31, 2000, is attributable to:


            o three Target REITs which were organized in 2000 incurred expenses for various periods in 2000, as compared to incurring no expenses for the comparable period in 1999, resulting in $0.4 million in incremental expenses; and

            o one Target REIT which was organized in 1999 incurred expenses for a for a full year in 2000, as compared to about six months in 1999, resulting in $0.1 million in increased expenses.

      The increase in real estate tax and insurance expenses of $0.3 million, compared to the year ended December 31, 1999, is attributable to:

            o three Target REITs which were organized in 2000 incurred expenses for various periods in 2000, as compared to incurring no expenses for the comparable period in 1999, resulting in $0.3 million in incremental expenses; and

            o one Target REIT which was organized in 1999 incurred expenses for a full year in 2000, as compared to about six months in 1999, resulting in $0.1 million in increased expenses.

      Interest expense is typically incurred when the Target REIT is organized and borrows funds to acquire the real estate. After the completion of the syndication of preferred stock in the Target REIT, the loan is repaid. None of the Target REITs have had to borrow funds after the original real estate loan has been repaid. The increase in interest expenses of $2.3 million, compared to the year ended December 31, 1999, is attributable to:

            o three Target REITs which were organized in 2000, incurred interest expense in 2000, as compared with no expenses in 1999, resulting in $2.3 million in incremental expenses;

            o one Target REIT which was organized in 1999 incurred minimal interest expense. Approximately $0.1 million in financing fees were capitalized as organizational costs.

Trends and Uncertainties (for the Target REITs on a combined basis)

      All real estate markets have been weaker in 2002 along with the general economy, and it is uncertain when they will improve or if they will get worse in 2003. Each of the Target REITs will be affected by the economic conditions in its submarket as leases expire, or if tenants go bankrupt; however, because most of the Target REITs that hold commercial property have one or two creditworthy tenants with medium-term to long-term leases who occupy the majority of the leased space, they have less exposure to current and short term market conditions. In this weaker economy, however, even large tenants with strong credit seek to reduce expenses, and cuts in tenant operating expenses or staff may decrease the ancillary income to the Target REIT, such as fees received for additional services. Some tenants have cut staff and have excess space, and have asked the management of the applicable Target REIT to consider allowing subletting or to accept termination fees. The leases do not require the Target REIT to do so, and the management of each Target REITs will only approve those subleases or accept those termination offers that make economic sense and improve its position.

      Real estate taxes and insurance costs are expected to increase, but all of the office leases pass through most of the operating expenses of the property, including insurance, real estate taxes, and utility costs, to the tenants. Where leases with base stops are the market custom, when new leases are written, the increased costs of taxes, insurance, and utilities are absorbed by the landlord for the base year. If the base rents in the market do not increase to cover increases in base year expenses, then the net income from such properties will decrease.

      Both apartment properties owned by Target REITs are located within the greater Houston market, and are exposed to the general economic conditions in that submarket, such as the negative effects of Enron and Arthur Andersen or the positive effects of increases in oil prices, as well as the construction of new competition in the submarket.

      In September 2002, Fair Lakes consented to an assignment of the lease with PricewaterhouseCoopers LLP to International Business Machines Corporation, but PricewaterhouseCoopers LLP remains obligated for payments under the lease. PricewaterhouseCoopers LLP has notified FSP Corp. that if the Merger between FSP Corp. and Fair Lakes is approved, PricewaterhouseCoopers LLP will have a conflict of interest which would cause it to no longer be considered "independent" relating to its dealings with FSP Corp.. At that time, FSP Corp. will have to either release PricewaterhouseCoopers LLP from its obligation under the lease or choose another auditing firm.

Liquidity and Capital Resources as of December 31, 2002 (for the Target REITs on a combined basis)

      Cash and cash equivalents were $10.8 million and $5.5 million at December 31, 2002 and December 31, 2001, respectively. This increase of $5.2 million is attributable to $16.8 million provided by operating activities plus $80.9 million provided by financing activities offset by $92.5 million used for investing activities.

      Operating Activities

      The cash provided by the Target REITs' operating activities of $16.8 million is primarily attributable to net income of $14.5 million plus the add-back of $7.2 million from non-cash activity less a net change of $4.9 million in operating assets and liabilities, of which $4.0 million was used to establish the "Cash - funded reserve" accounts for the four Target REITs that were organized in 2002.

      Investing Activities

      The Target REITs' cash used for investing activities of $92.5 million is attributable to the purchase of real estate assets by the four Target REITs organized in 2002.

      Financing Activities

      The Target REITs' cash provided by financing activities of $92.5 million is attributable to $103.8 million of proceeds from the sale of stock for the four Target REITs organized in 2002, offset by $22.8 million of distributions to shareholders.

Liquidity and Capital Resources as of December 31, 2001 (for the Target REITs on a combined basis)

      Cash and cash equivalents were $5.5 million and $1.8 million at December 31, 2001 and December 31, 2000, respectively. This increase of $3.7 million is attributable to $159.9 million provided by financing activities offset by $3.7 million used for operating activities and $152.4 million used for investing activities.

      Operating Activities

      The cash used by the Target REITs' operating activities of $3.7 million is primarily attributable to a net loss of $41,000 plus the add-back of $2.8 million from non-cash activity less a net change of $6.5 million in operating assets and liabilities. The net loss is attributable to an aggregate loss of $4.4 million for the five Target REITs organized in 2001, offset by aggregate net income of $4.4 million for the four Target REITs that were organized prior to 2001. The net change of $6.5 million in operating assets and liabilities is primarily attributable to $7.0 million used to establish the "Cash - funded reserve" account for the five Target REITs organized in 2001.

      Investing Activities

      The Target REITs' cash used for investing activities of $152.4 million is attributable to the purchase of real estate assets by the five Target REITs organized in 2001.



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      Financing Activities

      The Target REITs' cash provided by financing activities of $159.9 million is attributable to $167.4 million of proceeds from the sale of stock for the five Target REITs organized in 2001, offset by $7.5 million of distributions to shareholders.

Liquidity and Capital Resources as of December 31, 2000 (for the Target REITs on a combined basis)

      Cash and cash equivalents were $1.8 million and $0.2 million at December 31, 2000 and December 31, 1999, respectively. This increase of $1.6 million is attributable to $54.5 million provided by financing activities offset by $1.7 million used for operating activities and $51.2 million used for investing activities.

      Operating Activities

      The cash used by the Target REITs' operating activities of $1.7 million is primarily attributable to a net loss of $0.9 million plus the add-back of $0.6 million from non-cash activity less a net change of $1.4 million in operating assets and liabilities. The net loss is attributable to an aggregate loss of $1.3 million for the three Target REITs organized in 2000, offset by net income of $0.4 million for the one Target REITs that were organized in 1999. The net change of $1.4 million in operating assets and liabilities is primarily attributable to $1.9 million used to establish the "Cash - funded reserve" account for the three Target REITs organized in 2000.

      Investing Activities

      The Target REITs' cash used for investing activities of $51.2 million is attributable to the purchase of real estate assets by the three Target REITs organized in 2000.

      Financing Activities

      The Target REITs' cash provided by financing activities of $54.5 million is attributable to $54.9 million of proceeds from the sale of stock for the three Target REITs organized in 2000, offset by $0.4 million of distributions to shareholders.



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Sources and Uses of Funds (for the Target REITs on a combined basis)

      The Target REITs' principal demands for liquidity are cash for operations and dividends to equity holders. As of December 31, 2002, the Target REITs had approximately $11.5 million in liabilities of which $7.4 million represents dividends payable to shareholders. The Target REITs have no permanent, long-term debt and have not established a line of credit. Liquidity is generated from funds from ongoing real estate operations.

      The Target REITs' sources of funds are proceeds from the sale of preferred stock, proceeds from a loan from FSP Corp. and funds from operations.

      Typically, the Target REIT borrows funds in its first year of operations to purchase real estate assets and repays this loan upon the sale of preferred stock in the Target REIT within a few months of borrowing. No Target REIT has borrowed funds subsequent to the repayment of the original loan used to acquire the real estate. No Target REIT had any loans outstanding as of December 31, 2002.

      The Target REITs' real properties generate rental income to cover the ordinary, annual operating expenses of the properties and to fund distributions to equity holders. For the year ended December 31, 2002, the rental income exceeded the operating expenses for each of the Target REITs.

      In addition to rental income, each Target REIT maintains cash reserves that are typically used to fund capital improvements, leasing commissions or extraordinary expenses. These cash reserves were set aside when each Target REIT was originally syndicated. As of December 31, 2002, each Target REIT has cash reserves in excess of its known needs for extraordinary expenses or capital improvements for its real property for 2003. There are no external restrictions on these reserves and they may be used for any corporate purpose.

      Each Target REIT believes that it has adequate funds for future needs and adequate reserves for extraordinary expenses or capital improvements. Each Target REIT's ability to maintain or increase its level of distributions to stockholders, however, depends upon the level of rental income from each Target REIT's real property.



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            MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

      The following is a general summary of the material United States federal income tax considerations associated with the Mergers and with the ownership of the FSP Common Stock. The following summary is not exhaustive of all possible tax considerations. Moreover, the summary contained herein does not address all aspects of taxation that may be relevant to particular FSP Stockholders in light of their personal tax circumstances, or to certain types of stockholders subject to special treatment under federal income tax laws, including insurance companies, tax-exempt organizations (except to the extent discussed in Section 5 below under the heading "Taxation of Tax-Exempt Shareholders"), financial institutions, broker-dealers, and foreign corporations and persons who are not citizens or residents of the United States (except to the extent discussed in Section 6 below under the heading "Taxation of Non-U.S. Shareholders").

      The statements in this summary are based upon, and qualified in their entirety by, current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing, temporary, and currently-proposed Treasury Regulations promulgated under the Code, existing administrative rulings and practices of the Internal Revenue Service, and judicial decisions. No assurance can be given that future legislative, administrative, or judicial actions or decisions, which may be retroactive in effect, will not affect the accuracy of any of the statements in this summary.

      EACH FSP STOCKHOLDER IS URGED TO CONSULT HIS, HER, OR ITS OWN TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES TO THE STOCKHOLDER OF THE MERGERS AND OF THE OWNERSHIP AND SALE OF STOCK IN AN ENTITY ELECTING TO BE TAXED AS A REAL ESTATE INVESTMENT TRUST, INCLUDING FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES, AS WELL AS POTENTIAL CHANGES IN THE APPLICABLE TAX LAWS.

1. Certain Tax Risks Relating to the Mergers

      The Mergers entail certain tax risks which, if realized, may cause the Combined Company to fail to qualify as a real estate investment trust (a "REIT") in the year of the Mergers or in any subsequent year, or may result in substantial penalties (excise taxes) being imposed upon the Combined Company. As a result of the Mergers, for example:

            o the Combined Company may, directly or indirectly, improperly own 10% or more of a tenant from which the Combined Company collects rent causing the rent received from such tenant to fail to qualify as rents from real property, as described below under "3. Tax Consequences of REIT Election - Taxation of the Combined Company - Requirements for Taxation as a Real Estate Investment Trust - Income Tests".

            o the Combined Company may improperly own (i) more than 10% of the outstanding voting securities of any issuer, or (ii) more than 10% of the value of the securities of any issuer causing the Combined Company to fail to


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                  satisfy the Asset Tests, as described below under "3. Tax
                  Consequences of REIT Election - Taxation of the Combined Company - Requirements for Taxation as a Real Estate Investment Trust - Asset Tests".

            o the Combined Company would be disqualified as a REIT if any of the Target REITs did not qualify as a REIT and, as a result, had any undistributed "earnings and profits" at the time of the Mergers.

      If the Combined Company fails to qualify as a real estate investment trust, the Combined Company could be disqualified from treatment as a real estate investment trust in the year in which such failure occurred and for the next four taxable years and, consequently, would be taxed as a regular corporation during such years. The penalties that may result from the Mergers are described below under "3. Tax Consequences of REIT Election - Taxation of FSP - General."


      As part of its due diligence in connection with the Mergers, FSP Corp. has reviewed the specific assets held by the Target REITs, the Target REITs' organizational documents and financial records, and the identity of the shareholders of the Target REITs in order to determine whether the Mergers would potentially cause the Combined Company to fail to qualify as a REIT. In addition, each Target REIT has given extensive representations relating to factual circumstances that could adversely impact the qualification of the Combined Company as a REIT. Nevertheless, because certain REIT-qualification requirements are dependent upon the identity of the shareholders of the Target REIT and the interests they may have in other entities, there can be no certainty that the Mergers would not adversely affect the Combined Company's ability to qualify as a REIT.


2. Tax Consequences of the Mergers.


      Assuming no material changes in the applicable federal income tax laws prior to the Effective Date, Hale and Dorr LLP will issue an opinion based upon certain factual representations made by FSP Corp. and the Target REITs that the Mergers will be treated as reorganizations within the meaning of Section 368(a) of the Code. If the Mergers qualify as reorganizations, there will be no United States federal income tax consequences to the Combined Company as a result of the Mergers.


      There should be no United States federal income tax consequences of the Mergers to the FSP Stockholders, except as described under "Certain Risks Related to the Mergers".

3. Tax Consequences of REIT Election

Introduction


      The Combined Company has elected under Section 856 of the Code to be taxed as a real estate investment trust. Following the Mergers, subject to the risks described herein, the Combined Company intends to continue to be taxed as a REIT. No opinion of Hale and Dorr LLP or other counsel regarding the qualification of FSP Corp. or the Combined Company as a REIT has been requested or will be rendered in connection with the Mergers.



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

Taxation of the Combined Company

General

      If the Combined Company continues to qualify as a real estate investment trust, it generally will not be subject to federal corporate income taxes on its net income to the extent that the income is currently distributed to its shareholders ("Shareholders"). The benefit of this tax treatment is that it substantially eliminates the "double taxation" resulting from the taxation at both the corporate and Shareholder levels that generally results from owning stock in a corporation. Accordingly, income earned by the Combined Company generally will be subject to taxation solely at the Shareholder level upon a distribution from the Combined Company. The Combined Company will, however, be required to pay certain federal income taxes, including in the following circumstances:

            o the Combined Company will be subject to federal income tax at regular corporate rates on taxable income, including net capital gain, that the Combined Company does not distribute to Shareholders during, or within a specified time period after, the calendar year in which such income is earned.

            o the Combined Company will be subject to the "alternative minimum tax" on its undistributed items of tax preference.

            o the Combined Company will be subject to a 100% tax on net income from certain sales or other dispositions of property that it holds primarily for sale to customers in the ordinary course of business ("prohibited transactions").

            o if the Combined Company fails to satisfy the 75% gross income test or the 95% gross income test, both described below, but nevertheless qualifies as a real estate investment trust, the Combined Company will be subject to a 100% tax on an amount equal to (i) the gross income attributable to the greater of the amount by which the Combined Company fails the 75% or 95% gross income test multiplied by (ii) a fraction intended to reflect the Combined Company's profitability.

            o if the Combined Company fails to distribute during the calendar year at least the sum of (i) 85% of its real estate investment trust ordinary income for such year, (ii) 95% of its real estate investment trust capital gain net income for such year, and (iii) any undistributed taxable income from prior periods, the Combined Company will pay a 4% excise tax on the excess of such required distribution over the amount actually distributed to its Shareholders.

            o the Combined Company may elect to retain and pay income tax on some or all of its long-term capital gain, as described below.


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            o     the Combined Company may be subject to a 100% excise tax on transactions with its taxable REIT subsidiary that are not conducted on an arm's-length basis.

Requirements for Qualification as a Real Estate Investment Trust

Introduction

      In order to qualify as a real estate investment trust for federal income tax purposes a REIT must elect (or have elected, and have not revoked its election) to be treated as a REIT and must satisfy certain statutory tests relating to, among other things, (i) the sources of its income, (ii) the nature of its assets, (iii) the amount of its distributions, and (iv) the ownership of its stock. The Combined Company has elected to be treated as a REIT and has endeavored to satisfy the tests for REIT qualification.

      A real estate investment trust may own a "qualified REIT subsidiary." A qualified REIT subsidiary is a corporation, all of the capital stock of which is owned by a real estate investment trust, and for which subsidiary no election has been made to treat it as a "taxable REIT subsidiary" (as discussed below). A corporation that is a qualified REIT subsidiary is not treated as a corporation separate from its parent real estate investment trust for federal income tax purposes. All assets, liabilities, and items of income, deduction, and credit of a qualified REIT subsidiary are treated as the assets, liabilities, and items of income, deduction and credit of the parent real estate investment trust. Thus, in applying the requirements described herein, any qualified REIT subsidiary of the Combined Company's will be ignored, and all assets, liabilities and items of income, deduction and credit of such subsidiary will be treated as the assets, liabilities, and items of income deduction and credit of the Combined Company.

      In the event that the Combined Company becomes a partner in a partnership, the Combined Company will be deemed to own its proportionate share (based upon its share of the capital of the partnership) of the assets of the partnership and will be deemed to be entitled to the income of the partnership attributable to such share. In addition, the assets and income of the partnership attributed to the Combined Company shall retain their same character as in the hands of the partnership for purposes of determining whether the Combined Company satisfies the income and asset tests described below.

      A real estate investment trust may own up to 100% of the stock of one or more taxable REIT subsidiaries. A taxable REIT subsidiary may earn income that would not be qualifying income, as described below, if earned directly by the parent real estate investment trust. Both the subsidiary and the parent real estate investment trust must jointly elect to treat the subsidiary as a taxable REIT subsidiary. Overall, not more than 20% of the value of a REIT's assets may consist of securities of one or more taxable REIT subsidiaries. A taxable REIT subsidiary will pay tax at regular corporate rates on any income that it earns. There is a 100% excise tax imposed on transactions involving a taxable REIT subsidiary and its parent real estate investment trust that are not conducted on an arm's-length basis. The Combined Company and FSP Investments have made an election to treat FSP Investments as a taxable REIT subsidiary. FSP


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

Investments pays corporate income tax on its taxable income and its after tax net income will be available for distribution to the Combined Company.

Income Tests

      General. The Combined Company must satisfy annually two tests regarding the sources of its gross income in order to maintain its real estate investment trust status. First, at least 75% of the Combined Company's gross income, excluding gross income from certain "dealer" sales, for each taxable year generally must consist of defined types of income that the Combined Company derives, directly or indirectly, from investments relating to real property or mortgages on real property or temporary investment income (the "75% Gross Income Test"). Qualifying income for purposes of the 75% Gross Income Test generally includes:

            o     "rents from real property" (as defined below);

            o interest from debt secured by mortgages on real property or on interests in real property;

            o dividends or other distributions on, and gain from the sale of, shares in other real estate investment trusts;

            o     gain from the sale or other disposition of real property;

            o amounts (other than amounts the determination of which depends in whole or in part on the income or profits of any person) received as consideration for entering into agreements to make loans secured by mortgages on real property or on interests in real property or agreements to purchase or lease real property; and

            o certain income from temporary investment of recently raised capital.

      Second, at least 95% of the Combined Company's gross income, excluding gross income from certain "dealer" sales, for each taxable year generally must consist of income that is qualifying income for purposes of the 75% gross income test, as well as dividends, other types of interest, and gain from the sale or disposition of stock or securities (the "95% Gross Income Test").

      Rents from Real Property. Rent that the Combined Company receives from real property that it owns and leases to tenants will qualify as "rents from real property" if the following conditions are satisfied:

            o First, the rent must not be based, in whole or in part, on the income or profits of any person. An amount will not fail to qualify as rent from real property solely by reason of being based on a fixed percentage (or percentages) of sales and receipts.


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

            o Second, neither the Combined Company nor any direct or indirect owner of 10% or more of its Stock may own, actually or constructively, 10% or more of the tenant from which the Combined Company collects the rent.

            o Third, all of the rent received under a lease will not qualify as rents from real property unless the rent attributable to the personal property leased in connection with the real property constitutes no more than 15% of the total rent received under the lease.

            o Finally, the Combined Company generally must not operate or manage its real property or furnish or render services to its tenants, other than through an "independent contractor" who is adequately compensated and from whom the Combined Company does not derive revenue. The Combined Company may provide services directly, however, if the services are "usually or customarily rendered" in connection with the rental of space for occupancy only and are not otherwise considered rendered "primarily for the occupant's convenience." In addition, the Combined Company may render, other than through an independent contractor, a de minimis amount of "non-customary" services to the tenants of a property as long as the Combined Company's income from such services does not exceed 1% of its gross income from the property.


      Although no assurances can be given that either of the Gross Income Tests will be satisfied in any given year, the Combined Company anticipates that its operations will allow it to meet each of the 75% Gross Income Test and the 95% Gross Income Test. Such belief is premised in large part on the Combined Company's expectation that substantially all of the amounts received by it with respect to its properties will qualify as "rents from real property." Shareholders should be aware, however, that there are a variety of circumstances, as described above, in which rent received from a tenant will not be treated as rents from real property.


      Failure to Satisfy Gross Income Tests. If the Combined Company fails to satisfy either or both of the 75% or 95% Gross Income Tests for any taxable year, the Combined Company may nevertheless qualify as a real estate investment trust for that year if it is eligible for relief under certain provisions of the federal income tax laws. Those relief provisions generally will be available if:

            o the Combined Company's failure to meet the gross income test was due to reasonable cause and not due to willful neglect;

            o the Combined Company attaches a schedule of the sources of its income to its federal income tax return; and

            o any incorrect information on the schedule is not due to fraud with intent to evade tax.


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

      It is not possible to state whether, in all circumstances, the Combined Company would be entitled to the benefit of the above relief provisions. Furthermore, as discussed above under "3. Tax Consequences of REIT Election - Taxation of the Combined Company- General," even if the relief provisions apply, the Combined Company would incur a 100% tax on the gross income attributable to the greater of the amounts by which it fails the 75% and 95% Gross Income Tests, multiplied by a fraction that reflects the Combined Company's profitability.

Asset Tests

      The Combined Company also must satisfy the following four tests relating to the nature of its assets at the close of each quarter of its taxable year.

            o First, at least 75% of the value of the Combined Company's total assets must consist of cash or cash items, including receivables, government securities, "real estate assets," or qualifying temporary investments (the "75% Asset Test");

            o Second, no more than 25% of the value of the Combined Company's total assets may be represented by securities other than those that are qualifying assets for purposes of the 75% Asset Test (the "25% Asset Test");

            o Third, of the investments included in the 25% Asset Test, the value of the securities of any one issuer (other than a "taxable REIT subsidiary") that the Combined Company owns may not exceed 5% of the value of the Combined Company's total assets, and the Combined Company may not own 10% or more of the total combined voting power or 10% or more of the total value of the securities of any issuer (other than a "taxable REIT subsidiary"); and

            o Fourth, while the Combined Company may own up to 100% of the stock of a corporation that elects to be treated as a "taxable REIT subsidiary" for federal income tax purposes, at no time may the total value of the Combined Company's stock ownership of one or more taxable REIT subsidiaries exceed 20% of the value of the Combined Company's gross assets.

      The Combined Company intends to operate so that it will not acquire any assets that would cause it to violate the asset tests. If, however, the Combined Company should fail to satisfy any of the asset tests at the end of a calendar quarter, it would not lose its real estate investment trust status if (i) the Combined Company satisfied the asset tests at the end of the close of the preceding calendar quarter, and (ii) the discrepancy between the value of the Combined Company's assets and the asset test requirements arose from changes in the market values of the Combined Company's assets and was not wholly or partly caused by the acquisition of one or more nonqualifying assets. If the Combined Company did not satisfy the condition described in clause (ii) of the preceding sentence, it could still avoid disqualification as a real estate investment trust by eliminating any discrepancy within 30 days after the close of the calendar quarter in which the discrepancy arose.

Distribution Requirements


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      Each taxable year, the Combined Company must distribute dividends to its
Shareholders in an amount at least equal to:

            o 90% of the Combined Company's "real estate investment trust taxable income," computed without regard to the dividends paid deduction and the Combined Company's net capital gain or loss; and

            o     certain items of noncash income.

      The Combined Company must make such distributions in the taxable year to which they relate, or in the following taxable year if the Combined Company declares the distribution before it timely files its federal income tax return for such year and pays the distribution on or before the first regular distribution date after such declaration. Further, if the Combined Company fails to meet the 90% distribution requirement as a result of an adjustment to its tax returns by the Internal Revenue Service, the Combined Company may, if the deficiency is not due to fraud with intent to evade tax or a willful failure to file a timely tax return, and if certain other conditions are met, retroactively cure the failure by paying a deficiency dividend (plus interest) to its Shareholders.

      The Combined Company will be subject to federal income tax on its taxable income, including net capital gain that it did not distribute to its Shareholders. Furthermore, if the Combined Company fails to distribute during a calendar year, or, in the case of distributions with declaration and record dates falling within the last three months of the calendar year, by the end of the January following such calendar year, at least the sum of:

            o 85% of the Combined Company's real estate investment trust ordinary income for such year;

            o 95% of the Combined Company's real estate investment trust capital gain income for such year; and

            o any of the Combined Company's undistributed taxable income from prior periods,

the Combined Company will be subject to a 4% nondeductible excise tax on the excess of such required distribution over the amount actually distributed. If the Combined Company elects to retain and pay income tax on the net capital gain that it receives in a taxable year, the Combined Company will be deemed to have distributed any such amount for the purposes of the 4% excise tax described in the preceding sentence.

      The Combined Company intends to make distributions to holders of its Common Stock in a manner that will allow it to satisfy the distribution requirements described above. It is possible that, from time to time, the Combined Company's pre-distribution taxable income may exceed its cash flow and that the Combined Company may have difficulty satisfying the distribution requirements. The Combined Company intends to monitor closely the relationship between its pre-distribution taxable income and its cash flow and intends to borrow funds or liquidate assets in order to overcome any cash flow shortfalls if necessary to satisfy the distribution requirements imposed by the Code. It is possible, although unlikely, that the Combined Company may decide to terminate its real estate investment trust status as a result of any such cash shortfall. Such a termination would have adverse tax consequences to the stockholders. See "3. Tax Consequences of REIT Election - Taxation of the Combined Company - General".

Recordkeeping Requirements

      The Combined Company must maintain records of information specified in applicable Treasury Regulations in order to maintain its qualification as a real estate investment trust. In addition, in order to avoid a monetary penalty, the Combined Company must request on an annual basis certain information from its Shareholders designed to disclose the actual ownership of the Combined Company's outstanding Stock. The Combined Company intends to comply with these recordkeeping requirements.

Ownership Requirements

      For the Combined Company to qualify as a real estate investment trust, shares of the Combined Company must be held by a minimum of 100 persons for at least 335 days in each taxable year after the Combined Company's first taxable year. Further, at no time during the second half of any taxable year after the Combined Company's first taxable year may more than 50% of the Combined Company's shares be owned, actually or constructively, by five or fewer "individuals" (which term is defined for this purpose to include certain tax-exempt entities including pension trusts). The Common Stock will be held by 100 or more persons. The Combined Company intends to continue to comply with these ownership requirements. Also, the Combined Company's Charter contains ownership and transfer restrictions designed to prevent violation of these requirements.

Failure to Qualify

      If the Combined Company failed to qualify as a real estate investment trust in any taxable year, and no relief provisions applied, the Combined Company would be subject to federal income tax, including any applicable alternative minimum tax, on its taxable income at regular corporate rates. In calculating the Combined Company's taxable income in a year in which it did not qualify as a real estate investment trust, the Combined Company would not be able to deduct amounts paid out to its Shareholders. In fact, the Combined Company would not be required to distribute any amounts to its Shareholders in such taxable year. In such event, to the extent of the Combined Company's current and accumulated earnings and profits, all distributions to Shareholders would be taxable as ordinary income. Moreover, subject to certain limitations under the Code, corporate Shareholders might be eligible for the dividends received deduction. Unless the Combined Company qualified for relief under specific statutory provisions, the Combined Company would be disqualified from taxation as a real estate investment trust for the four taxable years following the year in which it ceased to qualify as a real estate investment trust. The Combined Company cannot predict whether, in all circumstances, it would qualify for such statutory relief.

4. Taxation of Taxable U.S. Shareholders


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

      As used herein, the term "Taxable U.S. Shareholder" means a Shareholder that, for United States federal income tax purposes, is:

            o     a citizen or resident of the United States;

            o a corporation, partnership, or other entity created or organized in or under the laws of the United States or any state or political subdivision thereof;

            o an estate the income of which from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States; or

            o any trust with respect to which (i) a United States court is able to exercise primary supervision over the administration of such trust, and (ii) one or more United States persons have the authority to control all substantial decisions of the trust.

      For any taxable year in which the Combined Company qualifies as a real estate investment trust, amounts distributed to Taxable U.S. Shareholders will be taxed as follows.

Distributions Generally

      Distributions made to the Combined Company's Taxable U.S. Shareholders out of current or accumulated earnings and profits (and not designated as a capital gain dividend) will be taken into account by such Shareholder as ordinary income and will not, in the case of a corporate Taxable U.S. Shareholder, be eligible for the dividends received deduction. To the extent that the Combined Company makes a distribution with respect to the FSP Common Stock that is in excess of its current or accumulated earnings and profits, the distribution will be treated by a Taxable U.S. Shareholder first as a tax-free return of capital, reducing the Taxable U.S. Shareholder's tax basis in the FSP Common Stock, and any portion of the distribution in excess of the Shareholder's tax basis in the FSP Common Stock will then be treated as gain from the sale of such stock. Dividends declared by the Combined Company in October, November, or December of any year payable to a Taxable U.S. Shareholder of record on a specified date in any such month shall be treated as both paid by the Combined Company and received by Shareholders on December 31 of such year, provided that the dividend is actually paid by the Combined Company during January of the following calendar year. Taxable U.S. Shareholders may not include on their federal income tax returns any of the Combined Company's tax losses.

Capital Gain Dividends

      Dividends to Taxable U.S. Shareholders that properly are designated by the Combined Company as capital gain dividends will be treated by such Shareholders as long-term capital gain, to the extent that such dividends do not exceed the Combined Company's actual net capital gain, without regard to the period for which the Taxable U.S. Shareholders have held the FSP Common Stock. Taxable U.S. Shareholders that are corporations may be required, however, to treat up to 20% of particular capital gain dividends as ordinary income. Capital gain dividends, like regular dividends from a real estate investment trust, are not eligible for the dividends received deduction for corporations.

Retained Capital Gains

      A real estate investment trust may elect to retain, rather than distribute, its net long-term capital gain received during the tax year. To the extent designated in a notice from the Combined Company to its Taxable U.S. Shareholders, the Combined Company will pay the income tax on such gains and Taxable U.S. Shareholders must include their proportionate share of the undistributed net long-term capital gain so designated in their income for the tax year. Each Taxable U.S. Shareholder will be deemed to have paid its share of the tax paid by the Combined Company, which tax will be credited or refunded to such Taxable U.S. Shareholder.

Passive Activity Loss and Investment Interest Limitations

      Distributions, including deemed distributions of undistributed net long-term capital gain, from the Combined Company and gain from the disposition of FSP Common Stock will not be treated as passive activity income, and therefore Taxable U.S. Shareholders who are subject to the passive loss limitation rules of the Code will not be able to apply any passive activity losses against such income. Distributions from the Combined Company, to the extent they do not constitute a return of capital, generally will be treated as investment income for purposes of the investment income limitation on deductibility of investment interest. However, net capital gain from the disposition of FSP Common Stock or capital gain dividends, including deemed distributions of undistributed net long-term capital gains, generally will be excluded from investment income.

Sale of FSP Common Stock

      Upon the sale of FSP Common Stock, a Taxable U.S. Shareholder generally will recognize gain or loss equal to the difference between the amount realized on such sale and the holder's tax basis in the stock sold. To the extent that the FSP Common Stock is held as a capital asset by the Taxable U.S. Shareholder, the gain or loss will be a long-term capital gain or loss if the stock has been held for more than a year, and will be a short-term capital gain or loss if the stock has been held for a shorter period. In general, however, any loss upon a sale of the FSP Common Stock by a Taxable U.S. Shareholder who has held such stock for six months or less (after applying certain holding period rules) will be treated as a long-term capital loss to the extent that distributions from the Combined Company were required to be treated as long-term capital gain by that holder.

5. Taxation of Tax-Exempt Shareholders

      Tax-exempt entities, including qualified employee pension and profit sharing trusts and individual retirement accounts (collectively, "Exempt Organizations"), generally are exempt from federal income taxation. Exempt Organizations are subject to tax, however, on their unrelated business taxable income ("UBTI"). UBTI is defined as the gross income derived by an Exempt Organization from an unrelated trade or business, less the deductions directly connected with that trade or business, subject to certain exceptions. While many investments in real estate generate UBTI, the Internal Revenue Service has issued a ruling that dividend distributions from a real estate investment trust to an exempt employee pension trust do not constitute UBTI, provided that the shares of the real estate investment trust are not otherwise used in an unrelated trade or business of the exempt employee pension trust. Based on that ruling, amounts distributed to Exempt Organizations generally should not constitute UBTI. However, if an Exempt Organization finances its acquisition of FSP Common Stock with debt, a portion of its income from the Combined Company will constitute UBTI pursuant to the "debt-financed property" rules.

      In addition, in certain circumstances, a pension trust that owns more than 10% of the stock of the Combined Company will be required to treat a percentage of the dividends paid by the Combined Company as UBTI based upon the percentage of the Combined Company's income that would constitute UBTI to the Shareholder if received directly by it. This rule applies to a pension trust holding more than 10% (by value) of the FSP Common Stock only if (i) the percentage of the income from the Combined Company that is UBTI (determined as if the Combined Company were a pension trust) is at least 5% and (ii) the Combined Company is treated as a "pension-held REIT." The Combined Company does not expect to receive significant amounts of income that would be considered UBTI if received directly by a pension trust and does not expect to qualify as a "pension-held REIT."

6. Taxation of Non-U.S. Shareholders

General

      The rules governing United States federal income taxation of nonresident alien individuals, foreign corporations, foreign partnerships, foreign trusts and certain other foreign stockholders (collectively, "Non-U.S. Shareholders") are complex and no attempt is made herein to provide more than a general summary of such rules. This discussion does not consider the tax rules applicable to all Non-U.S. Shareholders and, in particular, does not consider the special rules applicable to U.S. branches of foreign banks or insurance companies or certain intermediaries. NON-U.S. SHAREHOLDERS SHOULD CONSULT WITH THEIR OWN TAX ADVISORS TO DETERMINE THE IMPACT OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS WITH REGARD TO THE MERGER AND THE OWNERSHIP OF THE FSP COMMON STOCK, INCLUDING ANY REPORTING AND WITHHOLDING REQUIREMENTS.

Ordinary Dividends

General

      Distributions to Non-U.S. Shareholders that are not attributable to gain from sales or exchanges by the Combined Company of United States real property interests and are not designated by the Combined Company as capital gain dividends (or deemed distributions of retained capital gains) will be treated as ordinary dividends to the extent that they are made out of current or accumulated earnings and profits of the Combined Company. Any portion of a distribution in excess of current and accumulated earnings and profits of the Combined Company will not be taxable to a Non-U.S. Shareholder to the extent that such distribution does not exceed the adjusted basis of the Shareholder in the FSP Common Stock, but rather will reduce the adjusted basis of such stock. To the extent that the portion of the distribution in excess of current and accumulated earnings and profits exceeds the adjusted basis of a Non-U.S. Shareholder for the FSP Common Stock, such excess generally will be treated as gain from the sale or disposition of the stock and will be taxed as described below.

Withholding

      Dividends paid to Non-U.S. Shareholders may be subject to U.S. withholding tax. If an income tax treaty does not apply and the Non-U.S. Shareholder's investment in the FSP Common Stock is not effectively connected with a trade or business conducted by the Non-U.S. Shareholder in the United States (or if a tax treaty does apply and the investment in the FSP Common Stock is not attributable to a United States permanent establishment maintained by the Non-U.S. Shareholder), ordinary dividends (i.e., distributions out of current and accumulated earnings and profits) will be subject to a U.S. withholding tax at a 30% rate, or, if an income tax treaty applies, at a lower treaty rate. Because the Combined Company generally cannot determine at the time that a distribution is made whether or not it will be in excess of earnings and profits, the Combined Company intends to withhold on the gross amount of each distribution at the 30% rate (or lower treaty rate) (other than distributions subject to the 35% FIRPTA withholding rules described below). To receive a reduced treaty rate, a Non-U.S. Shareholder must furnish the Combined Company or its paying agent with a duly completed Form W-8BEN (or authorized substitute form) certifying such holder's qualification for the reduced rate. Generally, a Non-U.S. Shareholder will be entitled to a refund from the Internal Revenue Service to the extent the amount withheld by the Combined Company from a distribution exceeds the amount of United States tax owed by such Shareholder.

      In the case of a Non-U.S. Shareholder that is a partnership or a trust, the withholding rules for a distribution to such a partnership or trust will be dependent on numerous factors, including (1) the classification of the type of partnership or trust, (2) the status of the partner or beneficiary, and (3) the activities of the partnership or trust. Non-U.S. Shareholders that are partnerships or trusts are urged to consult their tax advisors regarding the withholding rules applicable to them based on their particular circumstances.

      If an income tax treaty does not apply, ordinary dividends that are effectively connected with the conduct of a trade or business within the U.S. by a Non-U.S. Shareholder (and, if a tax treaty applies, ordinary dividends that are attributable to a United States permanent establishment maintained by the Non-U.S. Shareholder) are exempt from U.S. withholding tax. In order to claim such exemption, a Non-U.S. Shareholder must provide the Combined Company or its paying agent with a duly completed Form W-8ECI (or authorized substitute form) certifying such holder's exemption. However, ordinary dividends exempt from U.S. withholding tax because they are effectively connected or are attributable to a United States permanent establishment maintained by the Non-U.S. Shareholder generally are subject to U.S. federal income tax on a net income basis at regular graduated rates. In the case of Non-U.S. Shareholders that are corporations, any effectively connected ordinary dividends or ordinary dividends attributable to a United States permanent establishment maintained by the Non-U.S.

Shareholder may, in certain circumstances, be subject to an additional branch profits tax at a 30% rate, or lower rate specified by an applicable income tax treaty.

Capital Gain Dividends

General

      For any year in which the Combined Company qualifies as a real estate investment trust, distributions that are attributable to gain from sales or exchanges by the Combined Company of United States real property interests will be taxed to a Non-U.S. Shareholder under the provisions of the Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA"). Under FIRPTA, distributions attributable to gain from sales of United States real property are taxed to a Non-U.S. Shareholder as if such gain were effectively connected with a United States trade or business. Non-U.S. Shareholders thus would be taxed at the regular capital gain rates applicable to Taxable U.S. Shareholders (subject to the applicable alternative minimum tax and a special alternative minimum tax in the case of nonresident alien individuals). Distributions subject to FIRPTA also may be subject to a 30% branch profits tax in the hands of a corporate Non-U.S. Shareholder not otherwise entitled to treaty relief or exemption.

Withholding

      Under FIRPTA, the Combined Company is required to withhold 35% of any distribution that is designated as a capital gain dividend or which could be designated as a capital gain dividend. Moreover, if the Combined Company designates previously made distributions as capital gain dividends, subsequent distributions (up to the amount of the prior distributions so designated) will be treated as capital gain dividends for purposes of FIRPTA withholding.

Sale of FSP Common Stock

      A Non-U.S Shareholder generally will not be subject to United States federal income tax under FIRPTA with respect to gain recognized upon a sale of FSP Common Stock, provided that the Combined Company is a "domestically-controlled REIT." A domestically-controlled REIT generally is defined as a real estate investment trust in which at all times during a specified testing period less than 50% in value of the stock was held directly or indirectly by non-U.S. persons. Although currently it is anticipated that the Combined Company will be a domestically-controlled REIT, and, therefore, that the sale of FSP Common Stock will not be subject to taxation under FIRPTA, there can be no assurance that the Combined Company will, at all relevant times, be a domestically-controlled REIT. If the gain on the sale of FSP Common Stock were subject to taxation under FIRPTA, a Non-U.S. Shareholder would be subject to the same treatment as Taxable U.S. Shareholders with respect to such gain (subject to the applicable alternative minimum tax and a special alternative minimum tax in the case of nonresident alien individuals). In addition, a purchaser of FSP Common Stock from a Non-U.S. Shareholder subject to taxation under FIRPTA generally would be required to deduct and withhold a tax equal to 10% of the amount realized by a Non-U.S. Shareholder on the disposition. Any amount withheld would be creditable against the Non-U.S. Shareholder's FIRPTA tax liability.

      Even if gain recognized by a Non-U.S. Shareholder upon the sale of FSP Common Stock is not subject to FIRPTA, such gain generally will be taxable to such Shareholder if:

            o an income tax treaty does not apply and the gain is effectively connected with a trade or business conducted by the Non-U.S. Shareholder in the United States (or, if an income tax treaty applies and the gain is attributable to a United States permanent establishment maintained by the Non-U.S. Shareholder), in which case, unless an applicable treaty provides otherwise, a Non-U.S. Shareholder will be taxed on his or her net gain from the sale at regular graduated U.S. federal income tax rates. In the case of a Non-U.S. Shareholder that is a corporation, such Shareholder may be subject to an additional branch profits tax at a 30% rate, unless an applicable income tax treaty provides for a lower rate and the Shareholder demonstrates its qualification for such rate; or

            o the Non-U.S. Shareholder is a nonresident alien individual who holds the FSP Common Stock as a capital asset and was present in the United States for 183 days or more during the taxable year (as determined under the Code) and certain other conditions apply, in which case the Non-U.S. Shareholder will be subject to a 30% tax on capital gains.

Estate Tax Considerations

      The value of FSP Common Stock owned, or treated as owned, by a Non-U.S. Shareholder who is a nonresident alien individual at the time of his or her death will be included in the individual's gross estate for United States federal estate tax purposes, unless otherwise provided in an applicable estate tax treaty.

7. Information Reporting and Backup Withholding

      The Combined Company is required to report to its Shareholders and to the Internal Revenue Service the amount of distributions paid during each tax year, and the amount of tax withheld, if any. These requirements apply even if withholding was not required with respect to payments made to a Shareholder. In the case of Non-U.S. Shareholders, the information reported may also be made available to the tax authorities of the Non-U.S. Shareholder's country of residence, if an applicable income tax treaty so provides.

      Backup withholding generally may be imposed at a rate of 30% (the rate is scheduled to decrease to 29% in 2004, and 28% in 2006) on certain payments to a Shareholder unless the Shareholder (i) furnishes certain information, or (ii) is otherwise exempt from backup withholding.

      A Shareholder who does not provide the Combined Company with his or her correct taxpayer identification number also may be subject to penalties imposed by the IRS. In addition, the Combined Company may be required to withhold a portion of capital gain distributions to any Shareholders who fail to certify their non-foreign status to the Combined Company

      Shareholders should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedure for obtaining an exemption. Backup withholding is not an additional tax. Rather, the amount of any backup withholding with respect to a distribution to a Shareholder will be allowed as a credit against such holder's United States federal income tax liability and may entitle the Shareholder to a refund, provided that the required information is furnished to the Internal Revenue Service.

      In general, backup withholding and information reporting will not apply to a payment of the proceeds of the sale of FSP Common Stock by a Non-U.S. Shareholder by or through a foreign office of a foreign broker effected outside of the United States; provided, however, that foreign brokers having certain connections with the United States may be obligated to comply with the backup withholding and information reporting rules. Information reporting (but not backup withholding) will apply, however, to a payment of the proceeds of a sale of FSP Common Stock by foreign offices of certain brokers, including foreign offices of a broker that:

            o     is a United States person;

            o derives 50% or more of its gross income for certain periods from the conduct of a trade or business in the United States; or

            o is a "controlled foreign corporation" for United States tax purposes.

      Information reporting will not apply in the above cases if the broker has documentary evidence in its records that the holder is a Non-U.S. Shareholder and certain conditions are met, or the Non-U.S. Shareholder otherwise establishes an exemption.

      Payment to or through a United States office of a broker of the proceeds of a sale of FSP Common Stock is subject to both backup withholding and information reporting unless the Shareholder certifies in the manner required that he or she is a Non-U.S. Shareholder and satisfies certain other qualifications under penalties of perjury or otherwise establishes an exemption.

8. State and Local Tax

      The discussion herein concerns only the United States federal income tax treatment likely to be accorded to the Combined Company and its Shareholders. No consideration has been given to the state and local tax treatment of such parties. The state and local tax treatment may not conform to the federal treatment described above. As a result, a Shareholder should consult his or her own tax advisor regarding the specific state and local tax consequences of the Merger and ownership and sale of FSP Common Stock in the Combined Company.

                                  LEGAL MATTERS

      Hale and Dorr LLP, Boston, Massachusetts, will deliver opinions to the effect that (i) upon consummation of the Mergers, the shares of FSP Common Stock in the Combined Company offered pursuant to the Merger Agreement will be validly issued, fully paid and nonassessable and (ii) the Mergers should be treated for federal income tax purposes as tax-free transactions and the discussion under "Material United States Federal Income Tax Considerations", to the extent it involves matters of law, is accurate in all material respects.


                              STOCKHOLDER PROPOSALS

      Proposals of stockholders intended to be included in FSP Corp.'s proxy statement for the 2004 Annual Meeting of Stockholders must be received by FSP Corp. at its principal office not later than December [19], 2003.

      If a stockholder who wishes to make a proposal at the 2004 Annual Meeting--other than one that will be included in FSP Corp.'s proxy materials--does not notify FSP Corp. by January [18], 2004, the proxies that management solicits for the meeting will have discretionary authority to vote on the stockholder's proposal if it is properly brought before the meeting.


                                                  By Order of the FSP Board,

                                                  /s/ Barbara J. Corinha

                                                  Barbara J. Corinha, Secretary
____ __, 2003

      The FSP Board hopes that stockholders will attend the meeting. Whether or not you plan to attend, you are urged to complete, date, sign and return the enclosed Proxy in the accompanying envelope. Prompt response will greatly facilitate arrangements for the meeting and your cooperation will be appreciated. FSP Stockholders who attend the meeting may vote their stock personally even though they have sent in their proxies.

Index to Financial Statements

Entity                        Period covered                               Page
------                        --------------                               ----


FSP Corp.        Years ended December 31, 2002, 2001 and 2000............  F-2

Forest Park      Year ended December 31, 2002............................  F-30
                 Year ended December 31, 2001............................  F-46
                 Year ended December 31, 2000............................  F-55
                 Period from date of inception to December 31, 1999......  F-65

The Gael         Year ended December 31, 2002............................  F-76
                 Year ended December 31, 2001............................  F-90
                 Period from date of inception to December 31, 2000......  F-99

Goldentop        Year ended December 31, 2002............................  F-109
                 Year ended December 31, 2001............................  F-125
                 Period from date of inception to December 31, 2000......  F-134

Centennial       Year ended December 31, 2002............................  F-144
                 Year ended December 31, 2001............................  F-160
                 Period from date of inception to December 31, 2000......  F-169

Meadow Point     Year ended December 31, 2002............................  F-179
                 Period from date of inception to December 31, 2001......  F-195

Timberlake       Year ended December 31, 2002............................  F-204
                 Period from date of inception to December 31, 2001......  F-221

Federal Way      Year ended December 31, 2002............................  F-230
                 Period from date of inception to December 31, 2001......  F-247

Fair Lakes       Year ended December 31, 2002............................  F-256
                 Period from date of inception to December 31, 2001......  F-273

Northwest Point  Year ended December 31, 2002............................  F-282
                 Period from date of inception to December 31, 2001......  F-299

Timberlake East  Period from date of inception to December 31, 2002......  F-309

Merrywood        Period from date of inception to December 31, 2002......  F-328

Plaza Ridge I    Period from date of inception to December 31, 2002......  F-344

Park Ten         Period from date of inception to December 31, 2002......  F-363

                        Franklin Street Properties Corp.

                   Index to Consolidated Financial Statements

Reports of Independent Certified Public Accountants ......................  F-3

Consolidated Financial Statements:

Consolidated Balance Sheets as of December 31, 2002, 2001 and 2000 .......  F-5

Consolidated Statements of Partners' Capital for the years ended
      December 31, 2002, 2001 and 2000 ...................................  F-7

Consolidated Statements of Cash Flows for the years ended
      December 31, 2002, 2001 and 2000 ...................................  F-8

Notes to Consolidated Financial Statements ...............................  F-9

Financial Statement Schedule -- Schedule III .............................  F-28

All other schedules for which a provision is made in the applicable accounting resolutions of the Securities and Exchange Commission are not required under the related instructions or are inapplicable, and therefore have been omitted.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and
Stockholders of Franklin Street Properties Corp.:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and cash flows present fairly, in all material respects, the financial position of Franklin Street Properties Corp. (the "Company") at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the accompanying index presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedule are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 5, 2003

               Report of Independent Certified Public Accountants

To the Partners of
Franklin Street Partners Limited Partnership
Wakefield, Massachusetts

We have audited the accompanying consolidated statements of income and cash flows of Franklin Street Partners Limited Partnership and subsidiaries for the year ended December 31, 2000. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those Standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of Franklin Street Partners Limited Partnership and subsidiaries for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

                                                                BDO Seidman, LLP

Boston, Massachusetts February 27, 2001, except Note 4 which is as of December 31, 2001

                        Franklin Street Properties Corp.
                           Consolidated Balance Sheets

                                                                                 December 31,
                                                                           ------------------------
(in thousands, except share/unit and par value amounts)                       2002        2001
===================================================================================================
                                                                                        (Limited
                                                                             (REIT)    Partnership)

Assets:

Real estate assets:
         Land                                                              $  39,560    $  39,560
         Buildings and improvements                                          154,785      153,632
         Fixtures and equipment                                                  930          920
---------------------------------------------------------------------------------------------------

                                                                             195,275      194,112

         Less accumulated depreciation                                        21,999       17,419
---------------------------------------------------------------------------------------------------

Real estate assets, net                                                      173,276      176,693

Cash and cash equivalents                                                     22,316       24,357
Restricted cash                                                                  483          495
Tenant rent receivables, less allowance for doubtful accounts
   of $202 and $210, respectively                                                327           63
Straight-line rent receivable, less allowance for doubtful accounts
   of $360 and $0, respectively                                                3,057        1,371
Prepaid expenses                                                                 743          504
Deposits on real estate assets                                                   841           --
Office computers and furniture, net of accumulated
   depreciation of $389 and $215, respectively                                   234          397
Deferred leasing commissions, net of accumulated amortization
   of $289, and $96, respectively                                                659          237
---------------------------------------------------------------------------------------------------

         Total assets                                                      $ 201,936    $ 204,117
===================================================================================================

              The accompanying notes are an integral part of these
                       consolidated financial statements.

                        Franklin Street Properties Corp.
                           Consolidated Balance Sheets

                                                                                 December 31,
                                                                            -----------------------
(in thousands, except share/unit and par value amounts)                        2002       2001
===================================================================================================
                                                                                        (Limited
                                                                              (REIT)   Partnership)
Liabilities and Stockholders' Equity/Partners' Capital:

Liabilities:

   Accounts payable and accrued expenses                                    $   3,001   $   2,112
   Accrued compensation                                                         1,287       1,747
   Tenant security deposits                                                       483         495
---------------------------------------------------------------------------------------------------

         Total liabilities                                                      4,771       4,354
---------------------------------------------------------------------------------------------------

Commitments and contingencies

Stockholders' Equity/Partners' Capital:
   Preferred Stock, $.0001 par value, 20,000,000 shares
      authorized, none issued or outstanding                                                   --
   Common Stock, $.0001 par value, 180,000,000 shares
       authorized, 24,630,247 shares issued and outstanding                         2          --
   Additional paid-in capital                                                 192,743          --
   Limited partnership units, 23,637,750 units issued
       and outstanding                                                             --     203,348
   General partnership units, 948,499 units issued and
       outstanding                                                                 --      (3,585)
   Retained earnings                                                            4,420          --
---------------------------------------------------------------------------------------------------

       Total Stockholders' Equity/Partners' Capital                           197,165     199,763
---------------------------------------------------------------------------------------------------

       Total Liabilities and Stockholders' Equity/Partners' Capital         $ 201,936   $ 204,117
===================================================================================================

              The accompanying notes are an integral part of these
                       consolidated financial statements.

                        Franklin Street Properties Corp.
                        Consolidated Statements of Income

                                                                      For the Year Ended
                                                                         December 31,
                                                            ---------------------------------------
(in thousands, except per share/unit amounts)                 2002          2001          2000
===================================================================================================
                                                                         (Limited       (Limited
                                                             (REIT)     Partnership)   Partnership)
Revenue:
     Rental                                                 $ 27,408      $ 26,765      $ 25,434
     Syndication fees                                         13,720        13,000         4,036
     Transaction fees                                         13,091        12,701         3,538
     Sponsored REIT income                                     1,387           860            --
     Interest and other                                        1,232         1,726         1,785
---------------------------------------------------------------------------------------------------

         Total revenue                                        56,838        55,052        34,793
---------------------------------------------------------------------------------------------------

Expenses:
     Selling, general and administrative                       5,094         5,229         3,073
     Commissions                                               6,824         6,525         3,422
     Shares/units issued as compensation                         604         1,744         2,300
     Rental operating expenses                                 6,466         7,026         6,489
     Depreciation and amortization                             4,947         4,797         4,613
     Real estate taxes and insurance                           3,130         2,900         2,473
     Sponsored REIT expenses                                     868           605            --
     Interest                                                    894           818           860
---------------------------------------------------------------------------------------------------

         Total expenses                                       28,827        29,644        23,230
---------------------------------------------------------------------------------------------------

     Income before minority interests                         28,011        25,408        11,563

     Income applicable to minority interests                      --            40         2,649
---------------------------------------------------------------------------------------------------

     Income before taxes                                      28,011        25,368         8,914

     Taxes on income                                             699            --            --
---------------------------------------------------------------------------------------------------

     Net income                                             $ 27,312      $ 25,368      $  8,914
===================================================================================================

Allocation of net income to:
     Common Shareholders                                    $ 27,312      $     --      $     --
     Limited Partners                                             --        24,386         8,539
     General Partner                                              --           982           375
---------------------------------------------------------------------------------------------------

                                                            $ 27,312      $ 25,368      $  8,914
===================================================================================================

Weighted average number of shares/units outstanding,
     respectively, basic and diluted                          24,606        24,512        18,974
===================================================================================================

Net income per share and per limited and general
     partnership unit, respectively, basic and diluted      $   1.11      $   1.03      $    .47
===================================================================================================

              The accompanying notes are an integral part of these
                       consolidated financial statements.

                        Franklin Street Properties Corp.
                      Consolidated Statements of Cash Flows

                                                                                  For the Year Ended December 31,
                                                                            -----------------------------------------
                                                                               2002            2001            2000
=====================================================================================================================
                                                                                         (in thousands)

Cash flows from operating activities:
     Net income                                                             $  27,312       $  25,368       $   8,914
     Adjustments to reconcile net income to net cash provided by operating activities:
              Depreciation and amortization                                     4,947           4,797           4,613
              Shares/units issued as compensation                                 604           1,744           2,300
              Minority interests                                                   --              40           2,649
         Changes in operating assets and liabilities:
              Restricted cash                                                      12               4             (10)
              Tenant rent receivables                                            (264)           (196)           (665)
              Straight-line rents, net                                         (1,686)             --              --
              Prepaid expenses and other assets, net                             (239)            162            (601)
              Accounts payable and accrued expenses                              (858)            537          (2,865)
              Accrued compensation                                              1,287           1,041             336
              Tenant security deposits                                            (12)             (4)             10
         Payment of deferred leasing commissions                                 (615)            (87)           (144)
---------------------------------------------------------------------------------------------------------------------

                  Net cash provided by operating activities                    30,488          33,406          14,537
---------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
     Purchase of real estate assets and office computer and furniture          (1,174)           (733)         (9,952)
     Deposits on real estate assets                                              (841)             --              --
     Distributions from (investment in) affiliated Sponsored Entity                --          16,734         (16,734)
     Proceeds from (purchase of) marketable securities                             --           5,322          (5,322)
     Proceeds received on sales of land                                            --             442             927
---------------------------------------------------------------------------------------------------------------------

                  Net cash provided by (used for) investing activities         (2,015)         21,765         (31,081)
---------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
     Distributions to stockholders/partners                                   (30,514)        (27,929)        (16,558)
     Distributions to minority interests in consolidated entities                  --            (103)         (4,506)
     Borrowings under bank note payable                                            --              --          16,500
     Repayments of bank note payable                                               --         (16,500)        (23,522)
     Capital contributions from minority interest holders                          --              --          39,829
---------------------------------------------------------------------------------------------------------------------

                  Net cash provided by (used for) financing activities        (30,514)        (44,532)         11,743
---------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in cash and cash equivalents                           (2,041)         10,639          (4,801)

Cash and cash equivalents, beginning of year                                   24,357          13,718          18,519
---------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of year                                      $  22,316       $  24,357       $  13,718
=====================================================================================================================

Supplemental disclosure of cash flow information:
     Cash paid for:
         Interest                                                           $     894       $     818       $     860
         Taxes on income                                                    $     390       $      --       $      --

Non-cash investing and financing activities:

      In connection with the Merger transactions described in Note 4, the Partnership issued limited partnership units in exchange for the limited partner minority interests in Sponsored Partnerships resulting in a non-cash fair value step-up in the Partnership's real estate properties totaling approximately $6.6 million during the year ended December 31, 2000.

              The accompanying notes are an integral part of these
                       consolidated financial statements.

                        Franklin Street Properties Corp.
                 Notes to the Consolidated Financial Statements

1. Organization

Franklin Street Properties Corp. (the "Company", formally known as Franklin Street Partners Limited Partnership, the "Partnership", prior to January 1,
2002) was formed as a Massachusetts limited partnership on February 4, 1997. Prior to July 1, 2001 the Partnership owned a 99% interest in FSP Investments LLC ("FSP Investments"), a 99% interest in FSP Property Management LLC ("FSP Property Management") and 100% of FSP Holdings LLC ("FSP Holdings"). Effective July 1, 2001, FSP Holdings purchased the remaining 1% interest of FSP Investments and FSP Property Management for approximately $30,000. The Company also has a non-controlling common stock interest in sixteen corporations organized to operate as Real Estate Investment Trusts ("REITs").

The Company operates in two business segments: rental operations and investment services. FSP Investments provides real estate investment and broker/dealer services. FSP Investments' services include: (i) the organization of REIT entities subsequent to July, 2000 (the "Sponsored REITs") and limited partnerships prior to June, 2000 (the "Sponsored Partnerships" and, together with the Sponsored REITs, the "Sponsored Entities"), which are syndicated through private placements; (ii) the acquisition of real estate on behalf of the Sponsored Entities; and (iii) the sale of preferred stock in Sponsored REITs or limited partnership interests in Sponsored Partnerships. FSP Property Management provides asset management and property management services for the Sponsored Entities.

During 1999 and 2000, a total of seventeen Sponsored Partnerships were merged into the Partnership. Prior to the merger transactions, FSP Holdings owned a 5% controlling general partner interest in each of the merged Sponsored Partnerships. Following the consummation of the merger transactions, the Partnership held, directly and indirectly, 100% of the partnership interests in each of the merged Sponsored Partnerships.

In December 2001 the limited partners of the Partnership approved the conversion of the Partnership from a partnership into a corporation and the subsequent election to be taxed as a REIT. As a REIT, the Company is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only, provided it annually distributes at least 90% of its taxable income and meets certain other qualifications. The conversion, which was effective January 1, 2002, was accomplished, as a tax-free reorganization, by merging the Partnership with and into a wholly owned subsidiary, Franklin Street Properties Corp., with the subsidiary as the surviving entity. As part of the conversion into a REIT, FSP Investments elected to be a taxable REIT subsidiary and will incur income taxes at normal tax rates.

The REIT will be taxed under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, commencing with its taxable year ended December 31, 2002.

2. Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements include all of the accounts of the Company and majority-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

Prior to the mergers in 2000 and 1999, FSP Holdings was the general partner and owned a 5% controlling general partner interest in each of the Sponsored Partnerships. FSP Holdings had the exclusive rights and powers to manage and control the business of each Sponsored Partnership without the consent or approval of the limited partners. The limited partners in the Sponsored Partnerships could not elect to replace the general partner, except for cause. Accordingly, the Sponsored Partnerships were accounted for under the principles of accounting applicable to investments in subsidiaries in accordance with Statement of Position 78-9 and these entities were consolidated into the Partnership's financial statements.

Business Segments

The Company follows Statement of Financial Accounting Standards ("SFAS") No. 131 "Disclosures about Segments of an Enterprise and Related Information," which established standards for the way that public business enterprises report information about operating segments in its financial statements.

                        Franklin Street Properties Corp.
                 Notes to the Consolidated Financial Statements

2. Significant Accounting Policies (continued)

Minority Interests in Consolidated Entities

Minority interests included in the Partnership's consolidated statements of income represents the minority interest holders' share of the income of the consolidated entities. The minority interests in the Partnership's consolidated balance sheets reflects the original investment made by the minority interest holders in the consolidated entities along with their proportional share of the earnings less cash distributions. Cash distributions paid to minority interest holders were approximately $0, $103,000, and $4,506,000 for the years ended December 31, 2002, 2001, and 2000, respectively.

Estimates and Assumptions

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications

Certain balances in the 2001 and 2000 financial statements have been reclassified to conform to the 2002 presentation.

Investments in REITs

Common stock investments in Sponsored REITs are accounted for using the equity method as the Company exercises significant influence over, but does not control, these entities. Under the equity method of accounting, the Company's cost is subsequently adjusted by its share of the Sponsored REITs' earnings. Equity in the losses of Sponsored REITs is not recognized to the extent that the investment balance would become negative. Dividends are recognized as income after the investment balance is reduced to zero.

Subsequent to the completion of the offering of preferred shares, there were no dividends received or income recognized, from the Sponsored REITs for the years ended December 31, 2002, 2001 and 2000.

Real Estate and Depreciation

Real estate assets are stated at the lower of cost, less accumulated depreciation, or fair value, as appropriate, which in the opinion of management are not in excess of an individual property's estimated undiscounted cash flow.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvements typically is provided by cash set aside at the time the property was acquired by the Sponsored Entity.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping, minor carpet replacements and residential appliances. Funding for repairs and maintenance items typically is provided by cash flows from operating activities. Depreciation is computed using the straight-line method over the assets' estimated useful lives as follows:

             Category                                 Years
             --------                                 -----
      Buildings:
         Residential                                    27
         Commercial                                     39
      Building Improvements                           15-39
      Furniture and equipment                          5-7

                        Franklin Street Properties Corp.
                 Notes to the Consolidated Financial Statements

2. Significant Accounting Policies (continued)

Real Estate and Depreciation (continued)

The Company accounts for properties as held for sale under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", which typically occurs upon: the execution of a purchase and sale agreement; and, management believes that the sale or disposition is probable of occurrence within one year. Upon determining that a property is held for sale, the Company discontinues depreciating the property and reflects the property at the lower of its carrying amount or fair value less the cost to sell in its consolidated balance sheets. The Company reports the results of operations of its properties classified as discontinued operations in its statements of income if no significant continuing involvement exists after the sale or disposition. As the Company typically retains a common stock ownership in a Sponsored Entity following syndication, and earns an ongoing asset and property management fee, transaction fee revenue and the results of operations are not classified as discontinued operations due to its continuing involvement.

The Company periodically reviews its properties to determine if their carrying amounts will be recovered from future operating cash flows. The evaluation of anticipated cash flows is highly subjective and is based in part on assumptions regarding future occupancy, rental rates and capital requirements that could differ materially from actual results in future periods. Since cash flows are considered on an undiscounted basis in the analysis that the Company conducts to determine whether an asset has been impaired, the Company's strategy of holding properties over the long term directly decreases the likelihood of recording an impairment loss. If the Company's strategy changes or market conditions otherwise dictate an earlier sale date, an impairment loss may be recognized. If the Company determines that an impairment has occurred, the affected assets must be reduced to their fair value. No such impairment losses have been recognized to date.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Restricted Cash

Restricted cash consists of tenant security deposits. Tenant security deposits are refunded when tenants vacate provided that the tenant has not damaged the property.

Marketable Securities

The Company accounts for investments in debt securities under the provisions of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company classified its debt securities as available-for-sale.

There were no investments in marketable securities at December 31, 2002 or 2001.

Concentration of Credit Risks

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

Financial Instruments

The Company estimates that the carrying value of cash and cash equivalents, restricted cash, marketable securities and the bank note payable approximate their fair values based on their short-term maturity and prevailing interest rates.

                        Franklin Street Properties Corp.
                 Notes to the Consolidated Financial Statements

2. Significant Accounting Policies (continued)

Straight-line Rent Receivable

Certain leases provide for fixed rent increases over the life of the lease. Rental revenue is recognized on a straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Straight-line rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, is $3,057,000 and $1,371,000 at December 31, 2002 and 2001, respectively. The
Company provides an allowance for doubtful accounts based on its estimate of a tenant's ability of its tenants to make future rent payments. The computation of this allowance is based in part on the tenants' payment history and current credit status.

Deferred Leasing Commissions

Deferred leasing commissions represent direct and incremental external leasing costs incurred in the leasing of commercial space. These costs are capitalized and are amortized on a straight-line basis over the terms of the related lease agreements. Amortization expense was approximately $193,000, $222,000 and $146,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

Revenue Recognition

Rental Revenue - Rental revenue includes income from leases, certain reimbursable expenses, straight-line rent adjustments and other income associated with renting the property. A summary of rental revenue is shown in the following table:

                                                 Year Ending
      (in thousands)                             December 31,
                                    ---------------------------------------
                                       2002         2001          2000
      =====================================================================
      Income from leases             $ 22,151     $ 22,832      $ 22,260
      Straight-line rent adjustment     1,686          797           185
      Reimbursable expenses             3,393        2,875         2,811
      Other                               178          261           178
      ---------------------------------------------------------------------

           Total                    $  27,408     $ 26,765      $ 25,434
      =====================================================================

Rental Revenue, Commercial Properties -- The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial properties and accounts for its leases as operating leases. Rental income from leases, which include rent concessions (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenants. Reimbursable costs are included in rental income in the period earned.

Rental Revenue, Residential Apartments -- The Company's residential property leases are generally for terms of one year or less. Rental income from tenants of residential apartment properties is recognized in the period earned. Rent concessions, including free rent and leasing commissions incurred in connection with residential property leases, are expensed as incurred.

Investment Banking Services -- Syndication fees ranging from 6% to 8% of the gross offering proceeds from the sale of securities in Sponsored Entities are generally recognized upon an investor closing; at that time the Company has provided all required services, the fee is fixed and collected, and no further contingencies exist. Commission expense ranging from 3% to 4% of the gross offering proceeds is recorded in the period the related syndication fee is earned. There is typically more than one investor closing in the syndication of a Sponsored Entity.

                        Franklin Street Properties Corp.
                 Notes to the Consolidated Financial Statements

2. Significant Accounting Policies (continued)

Investment Banking Services -- Transaction fees are generally recognized upon the final investor closing of a Sponsored Entity. The final investor closing is the last admittance of investors into a Sponsored Entity; at that time, required funds have been received from the investors, charges relating to the syndication have been paid or accrued, continuing investment and continuing involvement criteria have been met, and legal and economic rights have been transferred. Third party transaction-related costs are deferred and later expensed to match revenue recognition. Internal costs are expensed as incurred.

The Company follows the requirements for profit recognition as set forth by Statement of Financial Accounting Standards No. 66 "Accounting for Sales of Real Estate" and Statement of Position 92-1 "Accounting for Real Estate Syndication Income".

Sponsored REIT Income and Expenses

Sponsored REIT rental revenue and Sponsored REIT rental expense represent revenues and expenses from a Sponsored REIT prior to the final syndication of preferred shares.

Interest and Other

Interest income and other income, including property and asset management fees, are recognized when the related services are performed and the earnings process is complete.

Income Taxes

Taxes on income for the year ended December 31, 2002 represent taxes incurred by a subsidiary of the Company that has elected to be a taxable REIT subsidiary. No provision has been made for Federal or state income taxes in the consolidated financial statements in 2001 and 2000 of the Partnership.

Net Income Per Share/Unit

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share/partnership unit. Basic net income per share/unit is computed by dividing net income by the weighted average number of shares/units outstanding during period. Diluted net income per share/unit reflects the potential dilution that could occur if securities or other contracts to issue units were exercised or converted into units. There were no potential dilutive units outstanding at December 31, 2002, 2001, and 2000. The denominator used for calculating basic and diluted net income per share/unit is as follows:

                                              Year Ended December 31,
                                     -----------------------------------------
                                         2002          2001          2000
      ========================================================================
      Weighted average number of
      shares/units outstanding
          Common shares              24,606,405              --            --
          Limited partners                   --      23,563,079    18,025,059
          General partner                    --         948,499       948,499
      ------------------------------------------------------------------------
                                     24,606,405      24,511,578    18,973,558
      ========================================================================

                        Franklin Street Properties Corp.
                 Notes to the Consolidated Financial Statements

2. Significant Accounting Policies (continued)

Recent Accounting Standards

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement will be effective at the beginning of 2003. The Company has reviewed the provisions of SFAS 143 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows. The Company does not have any real estate assets that it considers "held for sale" at December 31, 2002.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FAS Nos. 4, 44, and 64, Amendment of FAS 13, and Technical Corrections". This Statement rescinds FASB No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, FASB No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends FASB No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement will be effective for the Company's fiscal year ending December 31, 2003. The Company has reviewed the provisions of FASB 145 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flow.

In July 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement will be effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. FAS No. 146 supersedes Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity," which in some cases required certain costs to be recognized before a liability was actually incurred. The adoption of this standard is not expected to have a material impact on the Company's results of financial position, results of operations or cash flow.

On November 25, 2002, the FASB issued FASB Interpretation No. 45 ("FIN 45") "Guarantors Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others, an Interpretation of FASB Statements No. 5, 57 and 107 and Rescission of FASB Interpretation No. 34". FIN 45 clarifies the requirements of SFAS No. 5 "Accounting for Contingencies", relating to a guarantors accounting for, and disclosure of, the issuance of certain types of guarantees. The disclosure requirements of FIN 45 are effective for the Corporation as of December 31, 2002, and require disclosure of the nature of the guarantee, the maximum potential amount of future payments that the guarantor could be required to make under the guarantee, and the current amount of the liability, if any, for the guarantor's obligations under the guarantee. The recognition requirements of FIN 45 are to be applied prospectively to guarantees issued or modified after December 31, 2002. The Company has reviewed the provisions of FIN 45 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flow.

                        Franklin Street Properties Corp.
                 Notes to the Consolidated Financial Statements

2. Significant Accounting Policies (continued)

Recent Accounting Standards (continued)

In January 2003, the FASB issued FASB Interpretation No. 46 ("FIN 46"), Consolidation of Variable Interest Entities. The objective of this interpretation is to provide guidance on how to identify a variable interest entity ("VIE") and determine when the assets, liabilities, noncontrolling interests, and results of operations of a VIE need to be included in a company's consolidated financial statements. A company that holds variable interests in an entity will need to consolidate the entity if the company's interest in the VIE is such that the company will absorb a majority of the VIE's expected losses and/or receive a majority of the entity's expected residual returns, if they occur. FIN 46 also requires additional disclosures by primary beneficiaries and other significant variable interest holders. The provisions of this interpretation became effective upon issuance. The adoption of this standard is not expected to have a material impact on the Company's results of financial position, results of operations or cash flow.

3. Business Segments

The Company operates in two business segments: rental operations and investment services (including real estate acquisition, financing and broker/dealer services). The Company has identified these segments because this information is the basis upon which management makes decisions regarding resource allocation and performance assessment. The accounting policies of the reportable segments are the same as those described in the "Significant Accounting Policies". The Company's segments are located in the United States of America. The Company previously reported the performance of its segments based on Funds from Operations ("FFO"); however, effective October 1, 2001 management changed its evaluation performance measure to Cash Available for Distribution ("CAD") as management believes that CAD represents a more accurate measure of the reportable segment's activity and is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and amortization, certain non-cash compensation expenses and straight-line rent adjustments); plus investment services proceeds received from controlled partnerships; plus the net proceeds from the sale of land; less purchases of property and equipment ("Capital Expenditures") and payments for deferred leasing commissions, plus proceeds from (payments to) cash reserves established at the acquisition date of the property. Depreciation and amortization, non-cash compensation and straight-line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures, payments of deferred leasing commissions and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income.

The funded reserve represents funds that the Company has set aside in anticipation of future capital needs. These reserves are typically used for the payment of Capital Expenditures, deferred leasing commissions and certain tenant allowances; however, there is no legal restrictions on their use and they may be used for any Company purpose. CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. We believe that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

                        Franklin Street Properties Corp.
                 Notes to the Consolidated Financial Statements

3. Business Segments (continued)

The calculation of CAD by business segment is shown in the following table:

(in thousands):
                                                    Rental       Investment                   Intercompany      Total
                                                  Operations      Services        Total       Eliminations   Consolidated
=========================================================================================================================
Year ended December 31, 2002:
   Net Income                                      $ 24,787       $  2,525       $ 27,312       $     --       $ 27,312
   Depreciation and amortization                      4,778            169          4,947             --          4,947
   Straight-line rent                                (1,686)            --         (1,686)            --         (1,686)
   Non-cash compensation expenses                        --            604            604             --            604
   Capital expenditures                              (1,163)           (11)        (1,174)            --         (1,174)
   Payment of deferred leasing commissions             (615)            --           (615)            --           (615)
   Proceeds from funded reserves                      3,200             --          3,200             --          3,200
   Proceeds from sale of land                            --             --             --             --             --
-------------------------------------------------------------------------------------------------------------------------

Cash Available for Distribution                    $ 29,301       $  3,287       $ 32,588       $     --       $ 32,588
=========================================================================================================================

Year ended December 31, 2001:
   Net Income                                      $ 21,381       $  3,987       $ 25,368       $     --       $ 25,368
   Depreciation and amortization                      4,726             71          4,797             --          4,797
   Straight-line rent                                  (797)            --           (797)            --           (797)
   Non-cash compensation expenses                        --          1,744          1,744             --          1,744
   Capital expenditures                                (566)          (167)          (733)            --           (733)
   Payment of deferred leasing commissions              (87)            --            (87)            --            (87)
   Proceeds from funded reserves                        581             --            581             --            581
   Proceeds from sale of land                           442             --            442             --            442
-------------------------------------------------------------------------------------------------------------------------

Cash Available for Distribution                    $ 25,680       $  5,635       $ 31,315       $     --       $ 31,315
=========================================================================================================================

Year ended December 31, 2000:
   Net Income                                      $ 11,351       $  2,789       $ 14,140       $ (5,226)      $  8,914
   Investment services proceeds received from
     controlled partnerships (1)                         --             --             --          5,226          5,226
   Depreciation and amortization                      4,530             83          4,613             --          4,613
   Straight-line rent                                  (185)            --           (185)            --           (185)
   Non cash compensation expenses                        --          2,300          2,300             --          2,300
   Capital expenditures                              (1,243)          (135)        (1,378)            --         (1,378)
   Payment of deferred leasing commissions             (144)            --           (144)            --           (144)
   Proceeds from funded reserves                        875             --            875             --            875
   Proceeds from sale of land                         1,068             --          1,068             --          1,068
-------------------------------------------------------------------------------------------------------------------------

Cash Available for Distribution                    $ 16,252       $  5,037       $ 21,289       $     --       $ 21,289
=========================================================================================================================

(1) The Partnership received syndication and transaction fees from the syndication of Sponsored Partnerships. Although this income was eliminated in the calculation of consolidated net income in accordance with GAAP, the cash received from the Sponsored Partnerships was available for distribution to the partners of the Partnership.

                        Franklin Street Properties Corp.
                 Notes to the Consolidated Financial Statements

3. Business Segments (continued)

The Company's cash distributions from operations for the years ended December 31, 2002, 2001 and 2000 are summarized as follows:

                                              Distribution      Total Cash
      Quarter paid                           Per Share/Unit    Distributions
      =========================================================================
                                                              (in thousands)
      Second quarter of 2002                    $  .31          $   7,622
      Third quarter of 2002                        .31              7,635
      Fourth quarter of 2002                       .31              7,635
      First quarter of 2003 (A)                    .31              7,635
      -------------------------------------------------------------------------
                                                $ 1.24          $ 30,527
      =========================================================================

      Second quarter of 2001                    $  .28          $   6,842
      Third quarter of 2001                        .29              7,087
      Fourth quarter of 2001                       .30              7,376
      First quarter of 2002                        .31              7,622
      -------------------------------------------------------------------------
                                                $ 1.18          $  28,927
      =========================================================================

      Second quarter of 2000                    $  .24          $   4,080
      Third quarter of 2000                        .25              4,308
      Fourth quarter of 2000                       .26              4,480
      First quarter of 2001                        .27              6,597
      -------------------------------------------------------------------------
                                                $ 1.02          $  19,465
      =========================================================================

(A) Represents dividends declared and paid by the Company in the first quarter of 2003.

Cash dividends per share are declared and paid based on the total outstanding shares as of the record date and are typically paid in the quarter following the quarter that CAD is generated.

Cash distributions per partnership unit were based on the total outstanding units at the end of each calendar quarter. Cash available for distribution, as determined at the sole discretion of the general partner, was required to be distributed to unit holders within 90 days following the end of each calendar quarter. The cash distribution of approximately $7,622,000 for the CAD generated in the fourth quarter of 2001 was declared and paid in the first quarter of 2002. The cash distribution of approximately $6,597,000 for the CAD generated in the fourth quarter of 2000 was declared and paid in 2001.

                        Franklin Street Properties Corp.
                 Notes to the Consolidated Financial Statements

3. Business Segments (continued)

The following table is a summary of other financial information by business segment:

                                         Rental      Investment
                                       Operations     Services        Total
      =========================================================================
                                                   (in thousands)
      December 31, 2002:
           Revenue                      $  40,357     $  14,730     $  55,087
           Interest and other income        1,676            75         1,751
           Interest expense                   894            --           894
           Capital expenditures             1,163            11         1,174
           Identifiable assets            194,996         6,940       201,936

      December 31, 2001:
           Revenue                      $  37,244       $16,082     $  53,326
           Interest and other income        1,615           111         1,726
           Interest expense                   818            --           818
           Capital expenditures               566           167           733
           Identifiable assets            199,140         4,977       204,117

      December 31, 2000:
           Revenue                      $  25,434      $  7,574     $  33,008
           Interest and other income        1,686            99         1,785
           Interest expense                   860            --           860
           Capital expenditures             9,825           127         9,952
           Identifiable assets            194,328        25,595       219,923

4. Merger Transactions

The merger transactions described below involved the exchange of the Partnership's limited partner units for the minority interest holder's limited partnership units in seventeen Sponsored Partnerships. The Partnership recorded the minority interest acquisitions based on the fair value of assets and liabilities acquired. Costs incurred in connection with the mergers have been reflected as a cost of the minority interest acquisitions. The value of the merged entities' real estate was determined based on independent appraisals.

Effective October 1, 2000, the Partnership and six Sponsored Partnerships consummated a series of mergers pursuant to an Agreement and Plan of Merger (the "October 2000 Merger"). Under the terms of the October 2000 Merger, all limited partnership interests in the six Sponsored Partnerships outstanding on October 1, 2000 were exchanged for 7,204,716 new limited partnership units in the Partnership. The operations of the six merged Sponsored Partnerships consist of six commercial rental properties.

Effective January 1, 2000, the Partnership and three Sponsored Partnerships consummated a series of mergers pursuant to an Agreement and Plan of Merger (the "January 2000 Merger"). Under the terms of the January 2000 Merger, all limited partnership interests in the three Sponsored Partnerships outstanding on January 1, 2000 were exchanged for 4,999,972 new limited partnership units in the Partnership. The operations of the three merged Sponsored Partnerships consist of a residential apartment property and two commercial real estate properties.

Effective January 1, 1999, the Partnership and eight Sponsored Partnerships consummated a series of mergers pursuant to an Agreement and Plan of Merger (the "1999 Merger"). Under the terms of the 1999 Merger, all limited partnership interests in the eight Sponsored Partnerships outstanding on January 1, 1999 were exchanged for 10,099,107 new limited partnership units in the Partnership. Additionally, the partnership interests held by the Partnership's existing general partner and limited partners were exchanged for 948,499 new general partnership units and 952,301 new limited partnership units, respectively. The operations of the merged Sponsored Partnerships consist of five commercial rental properties and three residential real estate properties.

                        Franklin Street Properties Corp.
                 Notes to the Consolidated Financial Statements

4. Merger Transactions (continued)

Following the consummation of the mergers described above, the Partnership owned, directly and indirectly, 100% of the interests in each merged Sponsored Partnership. The merger transactions were structured as exchanges of partnership units and no cash was involved. The Partnership's consolidated financial statements include the full results of operations of the merged Sponsored Partnerships from the date of merger.

The following pro forma consolidated results of operations are presented as if the merger transactions had occurred at the beginning of the period presented:

      (in thousands, except per unit amounts)                 Year ended
      (unaudited)                                          December 31, 2000
      ==========================================================================

      Revenue                                                 $   34,793
      Net income                                              $   10,987
      Basic and diluted net income per limited
      and general partnership unit                            $     0.47

5. Related Party Transactions

Investment in Affiliated Sponsored REITs

The Company typically retains a non-controlling common stock ownership interest in Sponsored REITs that it has organized. These ownership interests have virtually no economic benefit or risk. At December 31, 2002 and 2001, the Company had ownership interests of $41,000 and $0 in sixteen and ten Sponsored REITs, respectively, and is included in "Prepaid expenses and other assets" in the Consolidated Balance Sheets. During 1999 and 2000, the Company acquired 100% of the non-owned interests of certain Sponsored Partnerships (through a series of mergers) that it had previously organized.

The Company has in the past acquired by merger entities similar to the Sponsored REITs. The Company's business model for growth includes the potential acquisition by merger in the future of Sponsored REITs. However, the Company has no legal or any other enforceable obligation to acquire or to offer to acquire any Sponsored REIT at December 31, 2002. In addition, any offer (and the related terms and conditions) that might be made in the future to acquire any Sponsored REIT would require: the approval of the boards of directors of the Company and the Sponsored REIT; and the approval of the shareholders of the Sponsored REIT; and likely would require the approval of the shareholders of the Company.

Summarized financial information for the Sponsored REITs is as follows:

                                                       December 31,
      (unaudited)                                2002                2001
                                            -------------------------------
                                                      (in thousands)
      Balance Sheet Data:

      Real estate, net                      $  385,907           $  222,232
      Other assets                              39,465               19,048
      Total liabilities                         (6,554)              (6,755)
                                            ----------           ----------
      Shareholders equity                   $  418,818              234,525
                                            ==========           ==========

                        Franklin Street Properties Corp.
                 Notes to the Consolidated Financial Statements

5. Related Party Transactions (continued)

                                                  For the Year Ended
      (in thousands)                                 December 31,
                                         --------------------------------------
                                            2002         2001         2000
                                         --------------------------------------
      Operating Data:

      Rental revenues                    $   46,836    $  19,816    $   2,778
      Other revenues                            543          354          117
      Operating and maintenance
        expenses                            (14,191)      (5,973)        (948)
      Depreciation and amortization          (7,220)      (3,191)        (574)
      Interest expense                      (13,395)      (9,916)      (2,298)
                                         --------------------------------------
      Net income (loss)                  $   12,573    $   1,090    $    (925)
                                         ======================================

The Company's proportionate share of net income prior to completion of the syndication from these Sponsored REITs is shown in the following table:

                                                          Year Ended
                                                         December 31,
      (in thousands)                           2002          2001          2000
                                             -----------------------------------

      Revenue                                $ 1,387       $   860       $    --
      Expenses                                  (868)         (605)           --
                                             -------       -------       -------
         Net income                          $   519       $   255       $    --
                                             =======       =======       =======

Interest

The Company is typically entitled to interest on funds advanced to syndicated REITs. The Company recognized interest income of $429,000, $552,000 and $402,000 for the years ended December 31, 2002, 2001 and 2000, respectively, relating to these loans.

Sponsored Entity Fees

The Company has provided syndication and real estate acquisition advisory services for the Sponsored REITs in 2002 and 2001 and Sponsored Partnerships prior to June 2000. Syndication and transaction fees from non-consolidated related entities amounted to approximately $26,811,000, $25,701,000 and $7,574,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

Management Fees

Management fees range from 1% to 5% of collected rents and the applicable contracts are cancelable with 30 days' notice. Total management fee income from non-consolidated entities amounted to approximately $503,000, $412,000 and $178,000 for the years ended December 31, 2002, 2001 and 2000, respectively, and is included in "Interest and other" in the Consolidated Statements of Income.

6. Bank Note Payable

The Company has a revolving line of credit agreement (the "Loan Agreement") with a bank providing for borrowings at the Company's election up to $50,000,000. Borrowings under the Loan Agreement bear interest at either the bank's base rate or a variable LIBOR rate, as defined. There were no borrowings outstanding under the Loan Agreement as of December 31, 2002 and 2001.

                        Franklin Street Properties Corp.
                 Notes to the Consolidated Financial Statements

6. Bank Note Payable (continued)

The Loan Agreement includes restrictions on property liens and requires compliance with various financial covenants. Financial covenants include the maintenance of at least $1,500,000 in operating cash accounts, a minimum tangible net worth of $140,000,000 and compliance with various debt and operating income ratios, as defined in the Loan Agreement. The Company was in compliance with the Loan Agreement's financial covenants as of December 31, 2002 and 2001. The Loan Agreement matures on February 23, 2003.

The Company had arranged for Citizens Bank to provide a line of credit for the Company's senior officers in the maximum aggregate amount of $3 million. The borrowings under this line of credit were for the purpose of paying income taxes on equity interests in the Company issued to such senior officers as compensation. Loans under this line of credit had a term of one year and bear interest at the bank's prime rate plus 50 basis points. Each borrower secured the loan by pledging shares of the Company's Common Stock having an aggregate fair market value at the time of the loan of no less than twice the principal amount of the loan. Borrowings of $0 and $1,625,000 were outstanding to senior officers of the Company at December 31, 2002 and 2001, respectively. The Company had agreed to purchase from Citizens Bank any such loan on which the borrower defaults. Following the purchase of the loan, the Company would have the same rights as Citizens Bank, including the right to foreclose on the pledged stock. At December 31, 2002 all repurchase agreements have been terminated and the Company has no obligation relating to such loans.

7. Shareholders' and Partners' Capital

General

In connection with the REIT conversion on January 1, 2002, the Partnership converted to a corporate entity. The changes in partners' capital prior to the REIT conversion were as follows:

                                                                                                        Total Partners
                                                    Limited Partners          General Partner              Capital
                                                -----------------------     ------------------     -----------------------
(in thousands, except share/unit amounts)          Units        Amount       Units      Amount        Units        Amount
==========================================================================================================================

Balance, December 31, 1999                      11,051,408    $  86,507     948,499    $(2,932)    11,999,907    $  83,575
         Units issued in January 1, 2000
           merger transaction                    4,999,972       45,269          --         --      4,999,972       45,269
         Units issued in October 1, 2000
           merger transaction                    7,204,716       77,080          --         --      7,204,716       77,080
         Units issued for compensation             230,000        2,300          --         --        230,000        2,300
         Net income                                     --        8,539          --        375             --        8,914
         Distributions                                  --      (15,628)         --       (930)            --      (16,558)
--------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2000                      23,486,096      204,067     948,499     (3,487)    24,434,595      200,580
         Net income                                     --       24,386          --        982             --       25,368
         Distributions                                  --      (26,849)         --     (1,080)            --      (27,929)
         Units issued for compensation             151,654        1,744          --         --        151,654        1,744

Balance, December 31, 2001                      23,637,750      203,348     948,499     (3,585)    24,586,249      199,763
==========================================================================================================================

                        Franklin Street Properties Corp.
                 Notes to the Consolidated Financial Statements

7. Shareholders' and Partners' Capital (continued)

Changes in stockholders' equity as a result of and following the conversion to a corporation were as follows:

                                                                                       Additional                     Total
                                                                                         Paid-in       Retained   Stockholders'
                                                            Common         Preferred     Capital       Earnings       Equity
                                                      Shares     Amount
=============================================================================================================================

Balance, December 31, 2001                                  --    $  --    $      --    $      --     $      --     $      --
         Exchange Partnership units for shares      24,586,249        2           --      199,761            --       199,763
         Net Income                                         --       --           --           --        27,312        27,312
         Dividends                                          --       --           --       (7,622)      (22,892)      (30,514)
         Shares issued as compensation                  43,998       --           --          604            --           604
-----------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                          24,630,247    $   2    $      --    $ 192,743     $   4,420     $ 197,165
=============================================================================================================================

In connection with the conversion to a corporation, 23,637,750 limited partnership units and 948,499 general partnership units were converted into common stock of the Company on a one-for-one basis.

In accordance with the terms of the Partnership's partnership agreement (the "Partnership Agreement"), the general partner was authorized to make quarterly distributions of cash. Cash distributions of approximately $7.6 million consisting of 2001 earnings, which were declared and paid as a common stock dividend in 2002, have been recorded as a reduction of the Company's additional paid in capital.

Partnership

Prior to the conversion of the Partnership into a corporation the Partnership's general partner had the exclusive right to manage the business of the Partnership and make certain amendments to the Partnership Agreement, without the consent or approval of the limited partners. The Partnership's limited partners did not take part in management and did not have any voting rights regarding the Partnership's operations. A majority in interest of the limited partners, with the consent of the general partner, could amend the Partnership Agreement, subject to certain limitations as defined in the Partnership Agreement. Except as provided for under certain Federal tax provisions described in the Partnership Agreement, net income or net losses from operations were allocated to all partners based on their percentage interest in the Partnership. Net profits or losses arising from a sale or other disposition of all or any portion of the Partnership's property or upon liquidation of the Partnership were allocated as follows:

Net Profit -- The Partnership's net profits were allocated first to the extent of any partner's negative capital account balance, and thereafter in proportion with their percentage interest in the Partnership.

Net Losses -- The Partnership's net losses were allocated first to the extent of any partner's positive capital account balance, and thereafter in proportion with their percentage interest in the Partnership.

The Partnership's cash distributions were distributed to the limited partners and the general partner based on each partner's percentage interest in the Partnership.

General Partner

On December 30, 1999, FSP General Partner LLC (the "General Partner") was organized solely to hold the Partnership's general partner units, which were previously held by eight individuals. The General Partner's financial activities consisted of receiving cash distributions from the Partnership and paying such amounts to its members. The members of the General Partner functioned as officers and/or directors of the Partnership. The Partnership paid no fees or other compensation to the General Partner.

                        Franklin Street Properties Corp.
                 Notes to the Consolidated Financial Statements

7. Shareholders' and Partners' Capital (continued)

Equity-Based Compensation

In July 2002, July 2001, January 2001 and April 2000, the Company issued 43,998 shares, 149,131 units, 2,522 units and 230,000 units with a fair value of approximately $604,000, $1,715,000, $29,000 and $2,300,000, respectively to certain officers and employees of the Company. These units/shares were fully vested on the date of issuance. Equity-based compensation charges of $604,000, $1,744,000 and $2,300,000 are reported in the accompanying Consolidated Statements of Income for the years ended December 31, 2002, 2001, and 2000, respectively.

8. Federal Income Tax Reporting

General

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the "Code"). As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

One such restriction is that the Company generally cannot own more than 10% of the voting power or value of the securities of any one issuer unless the issuer is itself a REIT or a taxable REIT subsidiary ("TRS"). In the case of TRSs, the Company's ownership of securities in all TRSs generally cannot exceed 20% of the value of all of the Company's assets and, when considered together with other non-real estate assets, cannot exceed 25% of the value of all of the Company's assets. Effective January 1, 2001, a subsidiary of the Company, FSP Investments, elected to be treated as a TRS. As a result, FSP Investments operates as a taxable corporation under the Code and has accounted for income taxes in accordance with the provisions of Statement of Financial Accounting Standard ("SFAS") No. 109, Accounting for Income Taxes. Taxes are provided when FSP Investments has net profits for both financial statements and income tax purposes.

Income taxes are recorded based on the future tax effects of the difference between the tax and financial reporting bases of the Company's assets and liabilities. In estimating future tax consequences, potential future events are considered except for potential changes in income tax law or in rates.

Tax Components

The income tax expense reflected in the consolidated statement of income relates only to the TRS. The expense differs from the amounts computed by applying the Federal statutory rate of 35% to income before taxes as follows:

                                                                 For the
                                                                Year Ended
      (in thousands)                                           December 31,
                                                                   2002
                                                          ----------------------
      Federal income tax expense at statutory rate        $  1,128       35.0%
      Increase (decrease) in taxes resulting from:
         State income taxes, net of federal impact             197        6.1%
         Other                                                (626)     (19.4%)
                                                          --------     -------
         Taxes on income                                  $    699       21.7%
                                                          ========     =======

"Other" consists primarily of the tax benefit on cash bonuses accrued in 2001 but paid in 2002. Due to the conversion from a partnership into a corporation the bonus is treated as a permanent tax difference.

Taxes on income are a current tax expense. No deferred income taxes were provided as there were no temporary differences between the financial reporting basis and the tax basis of the TRS.

                        Franklin Street Properties Corp.
                 Notes to the Consolidated Financial Statements

8. Federal Income Tax Reporting (continued)

Reconciliation Between GAAP Net Income and Taxable Income subject to dividend requirements.

At December 31, 2002 and 2001, the Company's net tax basis of its real estate assets is less than the amount set forth in the Company's Consolidated Balance Sheets by $39,181,000 and $39,163,000, respectively.

The following reconciles GAAP net income to taxable income subject to dividend requirements for the year ended December 31, 2002. The Partnership was not subject to a minimum dividend requirement.

                                                               Year Ended
      (in thousands)                                        December 31, 2002
                                                            -----------------

      GAAP net income                                           $ 27,030
         Less: GAAP net income of Taxable TRS                     (2,525)
                                                                --------
         GAAP net income from REIT operations                     24,505

         Add:  Book depreciation and amortization                  4,699
         Less: Tax depreciation and amortization                  (3,824)
               Straight-line rents                                (1,151)
               Deferred rent, net                                   (368)
               Other book/tax differences, net                       187
                                                                --------
      Taxable income subject to dividend requirement            $ 24,048
                                                                ========

Dividends Paid Deduction

The following reconciles cash dividends paid during the year to the dividends paid deduction allowed on the Company's tax return:

                                                                        Year Ended
                                                                    December 31, 2002
                                                                            Per Weighted-
      (in thousands)                                               Total    Average Share
                                                                -------------------------

      Cash dividends paid                                       $  30,514      $   1.24
         Plus: Dividends designated from following year                --            --
         Less: Portion designated capital gain distribution            --            --
         Less: Return of Capital                                   (6,466)        (0.26)
                                                                -------------------------
      Dividends paid deduction                                  $  24,048      $   0.98
                                                                =========================

Partnership Taxes

Prior to the REIT conversion on January 1, 2002, no provision or benefit was made for federal or state income taxes in the consolidated financial statements of the Partnership. Partners were required to report on their individual tax returns their allocable share of income, gains, losses, deductions and credits of the Partnership.

The difference between Partners' capital for financial reporting purposes and for income tax purposes is approximately as follows (in thousands):

                                                                         2001
                                                                      ----------
      Partnership capital - financial reporting purposes               $199,763
      Partnership's cumulative tax reporting differences,
          primarily relating to non-deductible expenses,
          depreciation and other temporary differences
          and the effects of mergers                                    (17,217)
      --------------------------------------------------------------------------

      Partners' capital -- income tax purposes                         $182,546
      ==========================================================================

                Franklin Street Properties Corp.
         Notes to the Consolidated Financial Statements

9. Commitments

The Company's commercial rental operations include the leasing of office buildings and industrial properties subject to leases with terms greater than one year. The leases thereon expire at various dates through 2012. The following is a schedule of approximate future minimum rental income on non-cancelable operating leases as of December 31, 2002:

Rentals Under Operating Leases

                                                 Year ended
      (in thousands)                            December 31,
      =========================================================

      2003                                        $  15,189
      2004                                           12,513
      2005                                            8,875
      2006                                            5,715
      2007                                            3,992
      Thereafter                                      7,936
      ---------------------------------------------------------

                                                  $  54,220
      =========================================================

Office Lease

The Company leases its corporate office space under a six-year operating lease that commenced in June 1999. The lease includes a base annual rent and additional rent for the Company's share of taxes and operating costs.

Future minimum lease payments are approximately as follows:

      (in thousands)                             Year ended
                                                December 31,
      =========================================================

      2003                                          $   203
      2004                                              209
      2005                                               97
      ---------------------------------------------------------

                                                     $  509
      =========================================================

Rent expense was approximately $206,000, $196,000 and $184,000 for the years ended December 31, 2002, 2001 and 2000, respectively, and is included in selling, general and administration expenses in the Consolidated Statement of Income.

Retirement Plan

During 1999, the Company formed a retirement savings plan for eligible employees. Under the plan, the Company matches participant contributions up to $6,500 ($6,000 in 2000) annually per participant. The Company's total contribution under the plan amounted to approximately $105,000, $76,000 and $53,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

10. Equity-Based Incentive Compensation Plan

On May 20, 2002, the stockholders of the Company approved the 2002 Stock Incentive Plan (the "Plan"). The Plan is an equity-based incentive compensation plan, and provides for the grants of up to a maximum of 2,000,000 shares of the Company's common stock ("Awards"). All of the Company's employees, officers, directors, consultants and advisors are eligible to be granted awards. Awards under the Plan are made at the discretion of the Company's Board of Directors, and have no vesting requirements.

                        Franklin Street Properties Corp.
                 Notes to the Consolidated Financial Statements

10. Equity-Based Incentive Compensation Plan (continued)

Upon granting an Award, the Company will recognize compensation cost equal to the fair market value of the Company's common stock, as determined by the Company's Board of Directors, on the date of the grant.

An aggregate 43,998 shares of FSP Common Stock were issued to R. Scott MacPhee, an Executive Vice President of FSP Corp. and an Executive Vice President of each Sponsored REIT, in July 2002 under the 2002 Stock Incentive Plan.

A summary of shares available and granted under the plan and the related compensation costs is shown in the following table:

                                          Shares Available       Compensation
                                             for Grant               Cost
                                        -------------------    ----------------
      Balance, December 31, 2001                     --          $          --
      Shares approved for grant               2,000,000                     --
      Shares granted                            (43,998)               604,000
                                        -------------------    ----------------
      Balance, December 31, 2002              1,956,002          $     604,000
                                        ===================    ================

11. Subsequent Events

Dividends

On January 24, 2003, the Company declared a dividend of $.31 per share of Common Stock payable to stockholders of record as of January 24, 2003.

Merger

In January 2003 the Company entered into a merger agreement with thirteen Sponsored REITs ("Target REITs') providing for the acquisition by the Company of the Target REITs. The merger requires the approval of the shareholders of the Company as well as the shareholders of the Target REITs. If approved, the Company will issue approximately 25 million shares of its common stock for a 100% ownership interest in the Target REITs.

Sale of Property

In February 2003 the Company completed the sale of its Weslayan Oaks apartment complex in Houston, Texas. The net selling price was approximately $6.2 million and the Company realized a gain of approximately $1.2 million on the sale.

                        Franklin Street Properties Corp.
                 Notes to the Consolidated Financial Statements

Quarterly Financial Information (unaudited)

                                                                          2001
                                                        ----------------------------------------
                                                         First     Second      Third     Fourth
                                                        Quarter    Quarter    Quarter    Quarter
                                                        -------    -------    -------    -------
                                                           (in thousands, except per unit data)

Revenue                                                 $12,787    $13,496    $11,302    $17,467
Income before minority interests                          6,023      5,935      4,083      9,367
Income applicable to minority interests                      21         19          0          0
Net income                                                6,002      5,916      4,083      9,367
Allocation of net income to Limited Partners              5,769      5,686      3,925      9,006
Allocation of net income to General Partner                 233        230        158        361
Basic and diluted net income per limited and general
   partnership unit                                        0.25       0.24       0.17       0.38
Weighted average number of units outstanding             24,436     24,437     24,586     24,586

                                                                          2002
                                                        ----------------------------------------
                                                         First     Second      Third     Fourth
                                                        Quarter    Quarter    Quarter    Quarter
                                                        -------    -------    -------    -------
                                                           (in thousands, except per unit data)

Revenue                                                 $ 9,987    $14,889    $15,167    $16,795
Net income                                                4,097      7,469      7,127      8,337
Basic and diluted net income per share                     0.17       0.30       0.29       0.34
Weighted average number of shares outstanding            24,586     24,586     24,623     24,630

                                                                    SCHEDULE III

                        FRANKLIN STREET PROPERTIES CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                                December 31, 2002

                                                                      Initial Cost
                                                          -----------------------------------
                                                                                     Costs
                                                                                  Capitalized
                                                                                  (Disposals)
                                                                                   Subsequent
                                             Encumbrances           Buildings &        to
Description                                      (1)        Land    Improvements  Acquisition
                                             ------------   ----    ------------  -----------
                                                              (in thousands)
Residential Apartments:
  Essex House, Houston, TX                          --    $ 2,920     $  9,367      $   648
  Reata, Houston, TX                                --      3,399        9,657          655
  Weslayan Oaks, Houston, TX                        --      1,658        3,990           71
  Silverside Plantation, Baton Rouge, LA            --      2,000       17,082          119

Commercial Properties:
  One Technology Drive, Peabody, MA                 --      1,658       10,246         (450)
  North Andover Office Park, No. Andover, MA        --      1,311        8,136          907
  Park Seneca, Charlotte, NC                        --      1,915        7,817           95
  Piedmont Center, Greenville, SC                   --      1,449        9,839          915
  4995 Patrick Henry, Santa Clara, CA               --      3,274        4,130           58
  Hillview Center, Milpitas, CA                     --      2,203        2,813            7
  Telecom Business Center, San Diego, CA            --      5,035       11,363          456
  Southfield Centre, Southfield, MI                 --      4,344       11,455          418
  Blue Ravine, Folsom, CA                           --        846        5,450           22
  Bollman Place, Savage, MD                         --      1,585        4,121           46
  Austin N.W., Austin, TX                           --        708       10,494          427
  10 Lyberty Way, Westford, MA                      --      1,315        8,862          178
  Gateway Crossing 95, Columbia, MD                 --      4,453       15,931         (123)
                                              --------    -------     --------      -------
                                                    --    $40,073     $150,753      $ 4,449
                                              ========    =======     ========      =======

                                                                Historical Costs
                                              ---------------------------------------------------------

                                                                                           Total Costs,
                                                                                              Net of     Depreciable     Date of
                                                      Buildings &             Accumulated   Accumulated     Life       Acquisition
Description                                   Land   Improvements  Total(2)  Depreciation  Depreciation     Years          (3)
                                              ----   ------------  --------  ------------  ------------  -----------   -----------

Residential Apartments:
  Essex House, Houston, TX                   $ 2,920   $ 10,015    $ 12,935    $ 3,317       $  9,618        5-27        1993
  Reata, Houston, TX                           3,399     10,312      13,711      2,724         10,987        5-27        1994
  Weslayan Oaks, Houston, TX                   1,658      4,061       5,719        887          4,832        5-27        1997
  Silverside Plantation, Baton Rouge, LA       2,021     17,180      19,201      2,605         16,596        5-27        1998

Commercial Properties:
  One Technology Drive, Peabody, MA            1,658      9,796      11,454      1,638           9816        5-39        1995
  North Andover Office Park, No. Andover, MA   1,311      9,043      10,354      1,980          8,374        5-39        1996
  Park Seneca, Charlotte, NC                   1,815      8,012       9,827        963          8,864        5-39        1997
  Piedmont Center, Greenville, SC              1,449     10,754      12,203      1,375         10,828        5-39        1998
  4995 Patrick Henry, Santa Clara, CA          3,274      4,188       7,462        552          6,910        5-39        1997
  Hillview Center, Milpitas, CA                2,203      2,820       5,023        286          4,737        5-39        1999
  Telecom Business Center, San Diego, CA       5,035     11,819      16,854      1,162         15,692        5-39        1999
  Southfield Centre, Southfield, MI            4,344     11,873      16,217        997         15,220        5-39        1999
  Blue Ravine, Folsom, CA                        846      5,472       6,318        448          5,870        5-39        1999
  Bollman Place, Savage, MD                    1,585      4,167       5,752        330          5,422        5-39        1999
  Austin N.W., Austin, TX                        708     10,921      11,629        817         10,812        5-39        1999
  10 Lyberty Way, Westford, MA                 1,315      9,040      10,355        609          9,746        5-39        2000
  Gateway Crossing 95, Columbia, MD            4,019     16,242      20,261      1,309         18,952        5-39        1999
                                             -------   --------    --------    -------       --------
                                             $39,560   $155,715    $195,275    $21,999       $173,276
                                             =======   ========    ========    =======       ========

(1)   There are no encumbrances on the above properties.
(2)   The aggregate cost for Federal Income Tax purposes is $181,606.
(3)   Original date of acquisition by Sponsored Partnership.

The following table summarizes the changes in the Company's real estate investments and accumulated depreciation:

                                                       December 31,
                                         ---------------------------------------
      (in thousands)                         2002         2001         2000
      ==========================================================================

      Real estate investments, at cost:
         Balance, beginning of period     $ 194,112    $ 193,988    $ 178,294
           Acquisitions                          --           --       15,982
           Improvements                       1,163          546          639
           Dispositions                          --         (422)        (927)
      --------------------------------------------------------------------------

         Balance, end of period           $ 195,275    $ 194,112    $ 193,988
      ==========================================================================

      Accumulated depreciation:
         Balance, beginning of period     $  17,419    $  12,917    $   8,526
           Depreciation                       4,580        4,502        4,391
           Dispositions                          --           --           --
      --------------------------------------------------------------------------

         Balance, end of period           $  21,999    $  17,419    $  12,917
      ==========================================================================

                            FSP Forest Park IV Corp.
                              Financial Statements
                                December 31, 2002

                                Table of Contents

                                                                            Page
                                                                            ----

Financial Statements

Independent Auditor's Report .............................................  F-31

Balance Sheets as of December 31, 2002 and 2001 ..........................  F-32

Statements of Operations for the years ended December 31, 2002,
      2001 and 2000 ......................................................  F-33

Statements of Changes in Partners' Capital/Stockholders' Equity
      for the years ended December 31, 2002, 2001 and 2000 ...............  F-34

Statements of Cash Flows for the years ended December 31, 2002,
      2001 and 2000 ......................................................  F-35

Notes to the Financial Statements ........................................  F-36

Schedule of Real Estate and Accumulated Depreciation .....................  F-45

                          INDEPENDENT AUDITOR'S REPORT

To the Stockholders
FSP Forest Park IV Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheets of FSP Forest Park IV Corp. (a Delaware Corporation) as of December 31, 2002 and 2001, and the related statements of operations, changes in stockholders' equity and cash flows, as well as the financial statement schedule listed in the accompanying index, for each of the three years in the period ended December 31, 2002. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial statement schedule are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial statement schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial statement schedule referred to above present fairly, in all material respects, the financial position of FSP Forest Park IV Corp. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

Newton, Massachusetts
February 7, 2003

                            FSP Forest Park IV Corp.
                                 Balance Sheets

                                                                                   December 31,   December 31,
(in thousands, except shares and par value amounts)                                    2002           2001
==============================================================================================================

                                                                                      (REIT)         (REIT)
Assets:

Real estate investments, at cost:
   Land                                                                              $ 1,210        $ 1,210
   Buildings and improvements                                                          5,171          5,171
--------------------------------------------------------------------------------------------------------------
                                                                                       6,381          6,381

   Less accumulated depreciation                                                         443            310
--------------------------------------------------------------------------------------------------------------

     Real estate investments, net                                                      5,938          6,071

Cash and cash equivalents                                                                347            199
Cash-funded reserve                                                                      656            656
Step rent receivable                                                                     138            111
Prepaid expenses and other assets                                                          6              5
Deferred leasing commissions, net of accumulated amortization of $19 and $9               28             37
--------------------------------------------------------------------------------------------------------------

     Total assets                                                                    $ 7,113        $ 7,079
==============================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:

   Accounts payable and accrued expenses                                             $   172        $    35
   Dividends payable                                                                     134            143
--------------------------------------------------------------------------------------------------------------

     Total liabilities                                                                   306            178
--------------------------------------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:
   Preferred Stock, $.01 par value; 78 shares
     authorized, issued and outstanding                                                   --             --
   Common Stock, $.01 par value; 1 share
     authorized, issued and outstanding                                                   --             --
   Additional paid-in capital                                                          7,115          7,115
   Retained deficit and dividends in excess of earnings                                 (308)          (214)
--------------------------------------------------------------------------------------------------------------

     Total Stockholders' Equity                                                        6,807          6,901
--------------------------------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity                                      $ 7,113        $ 7,079
==============================================================================================================

                 See accompanying notes to financial statements.

                            FSP Forest Park IV Corp.
                            Statements of Operations

                                                                     For the Years Ended
                                                                       December 31,
                                                           --------------------------------------
(in thousands, except shares and per share amounts)         2002     2001             2000
-------------------------------------------------------------------------------------------------

                                                           (REIT)   (REIT)  (Limited Partnership)
Revenue:
   Rental                                                  $  863   $  852          $  661
   Interest and other                                          17       33              69
-------------------------------------------------------------------------------------------------

     Total revenue                                            880      885             730
-------------------------------------------------------------------------------------------------

Expenses:
   Rental operating expenses                                  181      175             155
   Depreciation and amortization                              142      139             124
   Real estate taxes and insurance                             70       63              57
-------------------------------------------------------------------------------------------------

     Total expenses                                           393      377             336
-------------------------------------------------------------------------------------------------

   Net income before common dividends                         487      508             394

   Dividends paid to common shareholders prior to
     syndication of preferred shares                           --       --              --
-------------------------------------------------------------------------------------------------

Net income attributable to preferred shareholders          $  487   $  508          $  394
=================================================================================================

Weighted average number of preferred shares outstanding,
     basic and diluted                                         78       78              78
=================================================================================================

   Net income per preferred share, basic and diluted       $6,244   $6,513          $5,051
=================================================================================================

                 See accompanying notes to financial statements.

                            FSP Forest Park IV Corp.
                            Statements of Changes in
                     Partners' Capital/Stockholders' Equity
                               For the Years Ended
                        December 31, 2002, 2001 and 2000

                                                                                 Retained Deficit        Total
                                                                    Additional    and Dividends     Partners' Capital/
                                          Preferred       Common      Paid in      in Excess of      Stockholders'
(in thousands, except shares)               Stock          Stock      Capital        Earnings           Equity
======================================================================================================================

Balance, December 31, 1999                $       --     $     --     $   --           $  --            $ 7,178

Distributions                                     --           --         --              --               (566)

Net Income                                        --           --         --              --                394
----------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2000                $       --     $     --     $   --           $  --            $ 7,006
======================================================================================================================

January 1, 2001                           $       --     $     --     $   --           $  --            $    --

Exchange Partnership Units for Shares             --           --      7,006              --              7,006

Dividends                                         --           --         --            (613)              (613)

Net Income                                        --           --         --             508                508
----------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                        --           --      7,006            (105)             6,901

Dividends                                         --           --         --            (581)              (581)

Net Income                                        --           --         --             487                487
----------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                $       --     $     --     $7,006           $(199)           $ 6,807
======================================================================================================================

In connection with the conversion to a corporation, 78 limited partnership units were converted into preferred stock of the company on a one-for-one basis.

                 See accompanying notes to financial statements.

                            FSP Forest Park IV Corp.
                            Statements of Cash Flows

                                                                   For the Years Ended
                                                                       December 31,
                                                         ----------------------------------------
(in thousands)                                            2002       2001         2000
=================================================================================================

                                                         (REIT)     (REIT)  (Limited Partnership)
Cash flows from operating activities:
   Net income                                            $ 487      $ 508        $ 394
   Adjustments to reconcile net income to net cash
     provided by operating activities:
     Depreciation and amortization                         142        139          124
       Changes in operating assets and liabilities:
       Cash-funded reserve                                  --        468          (57)
       Step rent receivable                                (27)       (35)         (68)
       Prepaid expenses and other assets                    (1)        (3)          14
       Accounts payable and accrued expenses               137        (50)          22
       Payment of deferred leasing commissions              --         --          (47)
-------------------------------------------------------------------------------------------------

         Net cash provided by operating activities         738      1,027          382
-------------------------------------------------------------------------------------------------

Cash flows from investing activities:
   Purchase of real estate assets                           --       (353)          --
-------------------------------------------------------------------------------------------------

         Net cash used for investing activities             --       (353)          --
-------------------------------------------------------------------------------------------------

Cash flows from financing activities:
   Dividends to stockholders                              (590)      (586)        (450)
-------------------------------------------------------------------------------------------------

         Net cash used for financing activities           (590)      (586)        (450)
-------------------------------------------------------------------------------------------------

Net increase (decrease) in cash and cash equivalents       148         88          (68)

Cash and cash equivalents, beginning of year               199        111          179
-------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of year                   $ 347      $ 199        $ 111
=================================================================================================

Supplemental disclosure of cash flow information:

   Disclosure of non-cash financing activities:
     Dividends declared but not paid                     $ 134      $ 143        $ 116

                 See accompanying notes to financial statements.

                            FSP Forest Park IV Corp.
                          Notes to Financial Statements

1. Organization

FSP Forest Park IV Corp. (the "Company") was organized on March 29, 1999 as a Limited Partnership under the laws of the Commonwealth of Massachusetts to purchase, own and operate a commercial office building located in Charlotte, North Caroline (the "Property"). The Property consists of a single-story modern office building that contains approximately 60,000 square feet of space situated on approximately 7.52 acres of land. The Company acquired the Property on July 8, 1999. The Company subsequently reorganized as a corporation under the laws of the State of Delaware effective January 1, 2001.

2. Summary of Significant Accounting Policies

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain balances in the 2001 and 2000 financial statements have been reclassified to conform to the 2002 presentation.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvement typically is provided by cash set aside at the time the property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight line method over the assets' estimated useful lives as follows:

     Category                               Years
     --------                               -----
     Building - Commercial                    39
     Building Improvements                  15-39
     Furniture and equipment                 5-7

                            FSP Forest Park IV Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

The following schedule reconciles the cost of the property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheet:

      (in thousands)

      Price per Offering Memorandum                 $      6,215
      Plus: Acquisition fees                                 117
      Plus: Other                                             49
      ----------------------------------------------------------
        Total Acquisition Costs                    $       6,381
      ==========================================================

These costs are reported in the Company's Balance Sheet as follows:

      Land                                         $       1,210
      Building                                             5,171
      ----------------------------------------------------------
        Total reported in Balance Sheet            $       6,381
      ==========================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At December 31, 2002, 2001 and 2000 no such indicators of impairment were identified.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the property. Although these funds typically are used for the payment of real estate assets and deferred leasing commissions, there is no legal restriction on their use and they may be used for any company purpose.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically has classified its debt securities as available-for-sale.

There were no investments in marketable securities at December 31, 2002, 2001 and 2000.

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the years ended December 31, 2002, 2001 and 2000 rental income was derived from two tenants, The American Red Cross at 81% and Verizon at 19%. For the year ended December 31, 2000, rental income consisted solely of income received form The American Red Cross. As such, future receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

                            FSP Forest Park IV Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents, cash-funded reserves and restricted cash approximate their fair values based on their short-term maturity and prevailing interest rates.

STEP RENT RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, is $138,000, $111,000 and $68,000 at December 31, 2002, 2001 and 2000,
respectively.

DEFERRED LEASING COMMISSIONS

Deferred leasing commissions represent external leasing costs incurred in the leasing of commercial space. These costs are capitalized and are amortized on a straight-line basis over the weighted-average remaining life of the related leases. Amortization expense of approximately $9,300, $9,300 and $0 is included in the Company's Statement of Operations for the years ended December 31, 2002, 2001 and 2000, respectively.

Payments for deferred leasing commissions in 2002, 2001 and 2000 amounted to $0, $0 and $47,000, respectively, which is being amortized over five years in respect of the leases. Details of the deferred leasing commissions as of December 31:

                                        2002           2001          2000
                                  ----------------------------------------------
                                       (REIT)         (REIT)       (Limited
                                                                  Partnership)
      Cost                          $    47,000    $    47,000    $    47,000
      Accumulated amortization           18,600          9,300             --
      Book value                    $    28,400    $    37,700    $    47,000
                                  ==============================================

The estimated annual amortization expense for the five years succeeding December 31, 2002 are as follows:

      2003                    $     9,300
      2004                    $     9,300
      2005                    $     9,300
      2006                    $       500

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $685,000 have been reported as a reduction in the Stockholders' Equity in the Company's Balance Sheets.

                            FSP Forest Park IV Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial property and aaccounts for its leases as operating leases. Rental income from leases, which may include rent concession (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenants. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                                    Year Ended
                                                   December 31,
      (in thousands)                      2002         2001         2000
      =======================================================================
                                        (REIT)         (REIT)     (Limited
                                                                Partnership)
      Income from leases              $      780     $     764   $     608
      Straight-line rent adjustment           27            43          45
      Reimbursable expenses                   56            45           8
      -----------------------------------------------------------------------

           Total                             863           852         661
      =======================================================================

INTEREST AND OTHER

Interest income and other income are recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at December 31, 2002, 2001 and 2000. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income. The denominator used for calculating basic and diluted net income per share is shown for preferred shares only and is as follows:

                                                           Year Ended
                                                          December 31,
                                                     2002     2001     2000
      ==========================================================================
                                                    (REIT)   (REIT)   (Limited
                                                                    Partnership)
      Weighted average number of preferred
      shares outstanding                              78       78        78

                            FSP Forest Park IV Corp.
                          Notes to Financial Statements

3. Recent Accounting Standards

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement will be effective at the beginning of 2003. The Company has reviewed the provisions of SFAS 143 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows. The Company does not have any real estate assets that it considers "held for sale" at December 31, 2002.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FASB Statement Nos. 4, 44, and 64, Amendment of SFAS 13, and Technical Corrections". This Statement rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, SFAS No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends SFAS No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement will be effective for the Company's fiscal year ending December 31, 2003. The Company has reviewed the provisions of SFAS 145 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

In July 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement was effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The Company does not anticipate that the adoption of this statement will have a material effect on the Company's financial position, results of operations and cash flows.

4.   Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies their requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

At December 31, 2002, 2001 and 2000, the Company's net tax basis of its real estate assets approximates the amount set forth in the Company's Balance Sheet.

                            FSP Forest Park IV Corp.
                          Notes to Financial Statements

4. Income Taxes (continued)

The following schedule reconciles GAAP Net Income to Taxable Income subject to dividend requirements:

                                                                                  Years Ended
                                                                                  December 31,
      (in thousands)                                                    2002          2001            2000
      =========================================================================================================
                                                                       (REIT)        (REIT)        (Limited
                                                                                                  Partnership)
      GAAP net income                                                $      487    $      508   $      394

         Add:  Book depreciation and amortization                           142           139          124
               Deferred rent                                                124            --           --
         Less: Tax depreciation and amortization                           (138)         (136)        (124)
               Straight-line rents                                          (27)          (43)         (45)
      ---------------------------------------------------------------------------------------------------------
      Taxable income (loss) subject to dividend requirement           $     588    $      468   $      349
      =========================================================================================================

The following schedule reconciles cash dividends paid to the dividends paid deduction:

                                                                                   Years Ended
                                                                                   December 31,
      (in thousands)                                                     2002          2001           2000
      ======================================================================================================
                                                                        (REIT)        (REIT)       (Limited
                                                                                                  Partnership)
      Cash dividends paid                                              $     590     $     586    $      450
          Plus:  Dividends designated from following year                     --            --            --
          Less:  Portion designated capital gain distribution                 --            --            --
          Less:  Return of Capital                                            (2)         (118)         (450)
      ------------------------------------------------------------------------------------------------------
      Dividends paid deduction                                         $     588     $     468    $       --
      ======================================================================================================

5. Cash Available for Distribution

The Company evaluates its performance based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the Company's activity. CAD is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and amortization, certain non-cash compensation expenses and straight line rent adjustments); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets, property and equipment ("Capital Expenditures") payments for deferred leasing commissions and payments for deferred lease origination costs; plus (less) proceeds from (payments to) cash reserves established at the acquisition date of the property (cash-funded reserves). Depreciation and amortization, non-cash compensation and straight-line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures, payments of deferred leasing commissions and payments for deferred lease origination costs and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income. CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. We believe that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the financial statements.

                            FSP Forest Park IV Corp.
                          Notes to Financial Statements

5. Cash Available for Distribution (continued)

The calculation of CAD is shown in the following table:

                                                                          December 31,
      (in thousands)                                            2002          2001         2000
                                                            =========================================
                                                                (REIT)       (REIT)      (Limited
                                                                                        Partnership)
         Net Income                                           $     487    $     508      $    394
         Depreciation and amortization                              142          139           124
         Straight line rent                                         (27)         (43)          (45)
         Purchase of land and building and improvements              --         (353)           --
         Establish funded reserve                                    --          468           (57)
         Payment of deferred leasing commissions                     --           --           (47)
      -----------------------------------------------------------------------------------------------

      Cash Available for Distribution                         $     602    $     719      $    369
      ===============================================================================================

The Company's cash distributions are summarized as follows:

                                                   Total Cash
                                                    Dividends
      Quarter Paid                     2002            2001           2000
      =========================================================================
                                    (REIT)         (REIT)           (Limited
                                                                  Partnership)
      First Quarter                $    143        $   116         $    111
      Second Quarter                    145            161              103
      Third Quarter                     156            154              114
      Fourth Quarter                    146            155              122
      -------------------------------------------------------------------------
        Dividends paid             $    590        $   586         $    450
      =========================================================================

Cash distributions are declared and paid based on the total outstanding shares as of the record date and are typically paid in the quarter following the quarter that CAD is generated.

6. Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all income and dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

Franklin Street Properties Corp. (FSP), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to receive any income, nor shall the Company declare or pay any cash dividends on shares of Common Stock.

                            FSP Forest Park IV Corp.
                          Notes to Financial Statements

7. Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the years ended December 31, 2002, 2001 and 2000 fees incurred under the agreement were $7,840, $5,730 and $6,073, respectively.

8. Commitments and Contingencies

The Company, as lessor, has minimum future rentals due under non-cancelable operating leases as follows:

                                   Year Ended
                                  December 31,          Amount
                                  ------------        --------
(in thousands)
                                      2003              $ 796
                                      2004                813
                                      2005                830
                                      2006                678
                                      2007                691
                                   Thereafter             763
                                                      -------

                                                      $ 4,571
                                                      =======

In addition, the lessees are liable for real estate taxes and certain operating expenses of the property.

Upon acquiring the commercial rental property in July, 1999, the Company was assigned the lease agreement between the seller of the Property and the existing tenant. The Company has also signed a new lease since the purchase of the property. The original lease periods range from five to ten years with renewal options.

9. Subsequent Event

The Company has entered into a merger agreement with its common shareholder, Franklin Street Properties Corp ("FSP"). In January 2003 FSP filed a proxy statement with the United States Securities and Exchange Commission indicating its intent to acquire the preferred stock interests of the Company and twelve additional REITs. The merger requires the approval of the shareholders of the Company as well as the shareholders of the twelve additional REITs and the shareholders of FSP. If approved, FSP will issue shares of its common stock in exchange for a 100% ownership interest in the Company.

                                                                    SCHEDULE III

                            FSP FOREST PARK IV CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                                December 31, 2002

(in thousands)
                                                                  Initial Cost
                                                      ------------------------------------
                                                                                  Costs
                                                                               Capitalized
                                                                               (Disposals)
                                                                                Subsequent
                                        Encumbrances             Buildings &        to
Description                                 (1)         Land     Improvements  Acquisition
                                        ------------    ----     ------------  -----------

Forest Park IV, Corp., Charlotte,
North Carolina                                 --     $  1,210    $    5,171     $      --
                                        =========     ========    ==========     =========

                                                             Historical Costs
                                        -----------------------------------------------------------

                                                                                        Total Costs,
                                                                                           Net of     Depreciable
                                                   Buildings &             Accumulated   Accumulated     Life     Date of
Description                               Land     Improvements  Total(2)  Depreciation  Depreciation    Years    Acquisition
                                          ----     ------------  --------  ------------  ------------    -----    -----------

Forest Park IV, Corp., Charlotte,
North Carolina                          $  1,210   $      5,171   $ 6,381   $       443   $     5,938     15-39    July, 1999
                                        ========   ============   =======   ===========   ===========

(1)   There are no encumbrances on the above property.
(2) The aggregate cost for Federal Income Tax purposes approximates total historical costs

                            FSP FOREST PARK IV CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION

The following table summarizes the changes in the Company's real estate investment and accumulated depreciation:

                                                     December 31,
                                          2002            2001           2000
================================================================================
(in thousands)                           (REIT)         (REIT)       (Limited
                                                                   Partnership)

Real estate investments, at cost:
   Balance, beginning of period        $   6,381     $   6,028      $   6,028
     Acquisitions                             --            --             --
     Improvements                             --           353             --
     Dispositions                             --            --             --
--------------------------------------------------------------------------------

   Balance, end of period              $   6,381     $   6,381      $   6,028
================================================================================

Accumulated depreciation:
   Balance, beginning of period        $     310     $     180      $      56
     Depreciation                            133           130            124
     Dispositions                             --            --             --
--------------------------------------------------------------------------------

   Balance, end of period              $     443     $     310      $     180
================================================================================

                            FSP FOREST PARK IV CORP.
                            (A DELAWARE CORPORATION)
                              FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

                                    CONTENTS

                                                                            PAGE

Independent auditors' report                                               F-47

Financial statements:

    Balance sheet                                                          F-48

    Statement of operations                                                F-49

    Statement of changes in stockholders' equity                           F-50

    Statement of cash flows                                                F-51

Notes accompanying financial statements                                    F-52

                      [LETTERHEAD OF BRAVER & COMPANY, P.C.
                  CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS]

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders
FSP Forest Park IV Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheet of FSP Forest Park IV Corp. (a Delaware Corporation) as of December 31, 2001 and the related statements of operations, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Forest Park IV Corp. (a Delaware Corporation) at December 31, 2001, and the results of its operations and its cash flows for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

/s/ Braver & Company, P.C.

February 1, 2002

                            FSP FOREST PARK IV CORP.
                            (A DELAWARE CORPORATION)
                                  BALANCE SHEET
                                DECEMBER 31, 2001

      ASSETS

Rental property, at cost:
  Land                                                              $ 1,210,010
  Building                                                            5,171,235
                                                                    -----------

                                                                      6,381,245
  Less: accumulated depreciation                                        310,164
                                                                    -----------

    Rental property, net                                              6,071,081

Cash                                                                    199,123
Capital improvement reserves                                            655,818
Miscellaneous other assets                                              153,178
                                                                    -----------

    Total assets                                                      7,079,200
                                                                    ===========

      LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Accounts payable and accrued expenses                                  34,656
  Dividends payable                                                     143,364
                                                                    -----------

    Total liabilities                                                   178,020
                                                                    -----------

Stockholders' equity
  Preferred stock, $.01 par value per share;
   authorized 78 shares; issued and outstanding 78 shares                     1
  Common stock, $.01 par value per share;
   authorized one share; issued and outstanding one share
  Additional paid-in capital                                          7,114,811
  Retained earnings and dividends in excess of earnings                (213,632)
                                                                    -----------

    Total stockholders' equity                                        6,901,180
                                                                    -----------

    Total liabilities and stockholders' equity                      $ 7,079,200
                                                                    ===========

                 See accompanying notes to financial statements

                            FSP FOREST PARK IV CORP.
                            (A DELAWARE CORPORATION)
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

REVENUES:

  Rental income                                                         $851,770
  Interest                                                                33,301
                                                                        --------

    Total revenues                                                       885,071
                                                                        --------

EXPENSES:

  Administrative                                                          48,144
  Depreciation and amortization                                          139,343
  Management fees                                                         42,384
  Operating and maintenance                                               84,420
  Taxes and insurance                                                     62,906
                                                                        --------

    Total expenses                                                       377,197
                                                                        --------

NET INCOME                                                              $507,874
                                                                        ========

                 See accompanying notes to financial statements

                            FSP FOREST PARK IV CORP.
                            (A DELAWARE CORPORATION)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                          YEAR ENDED DECEMBER 31, 2001

                                                                                             Retained Earnings        Total
                                                                           Additional Paid-   and Dividends in    Stockholders'
                                       Preferred Stock     Common Stock       in Capital     Excess of Earnings      Equity
                                       ---------------     ------------       ----------     ------------------    ----------
Balance, December 31, 2000                $       --        $       --        $7,114,801        $ (108,816)        $7,005,985

Private offering of 78 shares, net                 1                --                10                --                 11

Net income                                        --                --                --           507,874            507,874

Dividends                                         --                --                --          (612,690)          (612,690)
                                          ----------        ----------        ----------        ----------         ----------

Balance, December 31, 2001                $        1        $       --        $7,114,811        $ (213,632)        $6,901,180
                                          ==========        ==========        ==========        ==========         ==========

                 See accompanying notes to financial statements

                            FSP FOREST PARK IV CORP.
                            (A DELAWARE CORPORATION)
                             STATEMENT OF CASH FLOW
                          YEAR ENDED DECEMBER 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                          $ 507,874

Adjustments to reconcile net income to net cash
 provided by operating activities:
  Depreciation and amortization                                         139,343
 Changes in operating assets and liabilities:
  Decrease in miscellaneous other assets                                (37,867)
  Increase in accounts payable and accrued expenses                     (50,702)
                                                                      ---------

     Net cash provided by operating activities                          558,648
                                                                      ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Decrease in capital improvement reserves                               467,595
 Tenant improvements                                                   (353,011)
                                                                      ---------

     Net cash provided by investing activities                          114,584
                                                                      ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Proceeds of issuance of shares                                              11
 Dividends paid                                                        (585,390)
                                                                      ---------

     Net cash used in financing activities                             (585,379)
                                                                      ---------

NET INCREASE IN CASH                                                     87,853

CASH BALANCE, beginning of year                                         111,270
                                                                      ---------

CASH BALANCE, end of year                                             $ 199,123
                                                                      =========

                 See accompanying notes to financial statements

                            FSP FOREST PARK IV CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENT

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

      ORGANIZATION

      FSP Forest Park IV was organized on December 26, 2000 as a Corporation under the laws of the State of Delaware to purchase, own and operate an office building located in Charlotte, North Carolina (the "Property"). The Property consists of a single-story modern office building that contains approximately 60,000 square feet of space situated on 7.52 acres of land. The Corporation acquired the Property on July 8,1999.

      In December 2000, the limited partners of FSP Forest Park IV Limited Partnership approved the conversion from a partnership into a corporation and the subsequent election to be taxed as a real estate investment trust ("REIT"). The conversion, which was effective January 1, 2001, was accomplished by merging FSP Forest Park IV Limited Partnership with and into FSP Forest Park IV Corp. Under the terms of the Plan of Merger dated December 7, 2000, each unit of limited partnership interest was exchanged for one share of preferred stock in the corporation; the 5% general partnership interest was exchanged for one share of common stock in the corporation.

      METHOD OF ACCOUNTING

      The Company maintains its books and records on the accrual method of accounting in accordance with generally accepted accounting principles.

      CASH AND CASH EQUIVALENTS

      For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

      INCOME TAXES

      The Company has elected and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 90% of its REIT taxable income to its shareholders and satisfies certain other requirements. Accordingly, no provision for federal or state income taxes has been included in the accompanying financial statements.

      USE OF ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

      SYNDICATION FEES

      Syndication fees are selling commissions and other costs associated with the initial offering of the Company's equity. Such costs, in the amount of $685,199, have been previously reported as a reduction in the stockholders' equity.

      REVENUE RECOGNITION

      Rental income, which includes scheduled increases over the lease term, is recognized on a straight-line basis. Income recognized on a straight-line basis differed from income that would have accrued in accordance with the leases by $42,817 in 2001.

                            FSP FOREST PARK IV CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENT

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)

      PROPERTY AND DEPRECIATION

      Rental property is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives of 39 years for real property by use of the straight-line method for financial reporting. Depreciation was $129,996 for the year ended December 31, 2001.

      DEFERRED LEASING COSTS

      The financial statements include intangible assets, representing leasing commissions, which are amortized over a period of 60 months. Amortization was $9,347 for the year ended December 31, 2001.

2.    CAPITAL STOCK:

      PREFERRED STOCK

      Each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

      The Company declared a dividend in December 2001 to holders of record on December 31, 2001. These dividends, in the amount of $143,364, were paid in 2002 and have been accrued and reflected in Stockholders' Equity.

      In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter, and vote on the election and certain changes to the Board of Directors. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have the right, as one class together with the holder of Common Stock, to vote to elect the directors of the company. Holders of Shares have no redemption or conversion rights.

      COMMON STOCK

      Franklin Street Properties Corp. (FSP), formerly Franklin Street Partners Limited Partnership is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. The Company shall not declare or pay any cash dividends on shares of Common Stock.

                            FSP FOREST PARK IV CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENT

3.    RELATED PARTY TRANSACTIONS:

      A management agreement was executed on December 1, 2001 between the Company and FSP Property Management LLC, an affiliate of the Common Shareholder. The agreement provides for a total management fee equal to 1% of collected revenues. The affiliate's portion of the fees earned and paid was $5,730 for the year ended December 31, 2001.

      Franklin Street Partners Limited Partnership operated under the laws of the Commonwealth of Massachusetts. On January 1, 2002, the limited partnership merged into Franklin Street Properties Corp (FSP), the Common Shareholder, and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

4.    LEASES:

      The Company, as lessor, has minimum future rentals due under noncancellable operating leases as follows:

                      Year Ended
                     December 31,           Amount
                     ------------         ----------

                         2002             $  779,916
                         2003                796,323
                         2004                812,936
                         2005                829,689
                         2006                678,217
                      Thereafter           1,512,756
                                          ----------

                                          $5,409,837
                                          ==========

      In addition, the lessees are liable for real estate taxes and operating expenses as direct expenses to the lessees.

5.    CONCENTRATIONS OF RISK:

      For the year ended December 31, 2001, 100% of the rental income was derived from two lessees. As such future rental receipts are dependent upon the financial strength of the lessee and its ability to perform under the lease agreement.

      The Company maintains their cash accounts at one financial institution. The balances, at times, may exceed federally insured limits. At December 31, 2001, the Company had cash on deposit exceeding the insured limit by $750,378.

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                      For the Year Ended December 31, 2000

                                    CONTENTS
--------------------------------------------------------------------------------

                                                                            Page

Independent Auditors' Report                                               F-56

Financial Statements:

     Balance Sheet                                                         F-57

     Statement of Operations                                               F-58

     Statement of Changes in Partners' Equity                              F-59

     Statement of Cash Flows                                               F-60

     Notes to Financial Statements                                         F-61

                      [LETTERHEAD OF BRAVER & COMPANY, P.C.
                  CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS]

Independent Auditors' Report

To the Partners
FSP Forest Park IV Limited Partnership
(a Massachusetts Limited Partnership)
Wakefield, Massachusetts

We have audited the accompanying balance sheet of FSP Forest Park IV Limited Partnership (a Massachusetts Limited Partnership) as of December 31, 2000 and the related statements of income, changes in partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Forest Park IV Limited Partnership (a Massachusetts Limited Partnership) at December 31, 2000, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Braver & Company, P.C.
Boston, Massachusetts
January 31, 2001

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                                  Balance Sheet
                                December 31, 2000

      ASSETS

Rental property, at cost:
 Land                                                                 $1,210,010
 Building                                                              4,818,224
                                                                      ----------
                                                                       6,028,234
 Less: accumulated depreciation                                          180,168
                                                                      ----------
  Rental property, net                                                 5,848,066

Cash                                                                     111,270
Capital improvement reserves                                           1,123,413
Miscellaneous receivables                                                 76,337
Deferred leasing costs                                                    46,735
Prepaid expenses                                                           1,586
                                                                      ----------
  Total assets                                                        $7,207,407
                                                                      ----------

      LIABILITIES AND PARTNERS' EQUITY

Liabilities:
 Advance rents                                                        $   50,691
 Accounts payable and accrued expenses                                    34,666
 Accrued partner distributions                                           116,064
                                                                      ----------

  Total liabilities                                                      201,421
                                                                      ----------

Commitments (Notes 2, 3, & 4)

Partners' equity                                                       7,005,986
                                                                      ----------

  Total liabilities and partners' equity                              $7,207,407
                                                                      ==========

                 See accompanying notes to financial statements

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                             Statement of Operations
                      For the Year Ended December 31, 2000

REVENUES:

 Rental income                                                          $660,528
 Interest                                                                 68,691
                                                                        --------

  Total revenues                                                         729,219
                                                                        --------

EXPENSES:

 Depreciation                                                            123,544
 Operating and maintenance                                               104,256
 Taxes and insurance                                                      57,252
 Management fees                                                          30,403
 Administrative                                                           19,587
                                                                        --------

   Total expenses                                                        335,042
                                                                        --------

NET INCOME                                                              $394,177
                                                                        ========

                 See accompanying notes to financial statements

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                    Statement of Changes in Partners' Equity
                      For the Year Ended December 31, 2000

                                                                        Total
                                            General     Limited       Partners'
                                            Partner     Partners       Equity
                                          ----------   ----------    ----------

Balance, December 31, 1999                $       --   $7,177,932    $7,177,932

  Distributions                                   --     (566,124)     (566,124)

  Net income                                      --      394,177       394,177
                                          ----------   ----------    ----------

Balance, December 31, 2000                $       --   $7,005,985    $7,005,985
                                          ==========   ==========    ==========

                 See accompanying notes to financial statements

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                             Statement of Cash Flows
                      For the Year Ended December 31, 2000

CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income                                                           $ 394,177

Adjustments to reconcile net income to net cash
 provided by operating activities:
 Depreciation                                                           123,544
 Changes in operating assets and liabilities:
  Increase in accounts receivable                                       (53,382)
  Increase in prepaid expenses                                             (514)
  Increase in advance rents                                                 919
  Increase in accounts payable and accrued expenses                      21,639
                                                                      ---------
   Net cash provided by operating activities                            486,383
                                                                      ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Additions to capital improvement reserves                              (57,088)
 Increase in leasing costs                                              (46,735)
                                                                      ---------
   Net cash used in investing activities                               (103,823)
                                                                      ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Distributions to partners                                             (450,060)
                                                                      ---------
   Net cash used in financing activities                               (450,060)
                                                                      ---------

NET DECREASE IN CASH                                                    (67,500)

CASH BALANCE, beginning of year                                         178,770
                                                                      ---------

CASH BALANCE, end of year                                             $ 111,270
                                                                      =========

SUPPLEMENTAL DISCLOSURE OF NON-CASH ITEMS:

      As of December 31, 2000, the Partnership accrued partner distributions totaling $116,064.

                 See accompanying notes to financial statements

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                          Notes to Financial Statements

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

      The Partnership was organized on March 29, 1999 as a Limited Partnership under the laws of the Commonwealth of Massachusetts to purchase, own and operate an office building located in Charlotte, North Carolina (the "Property"). The Property consists of a single-story modem office building that contains approximately 60,000 square feet of space situated on 7.52 acres of land. The Partnership acquired the Property on July 8, 1999.

      In July 1999, the Partnership completed a private offering of 78 Limited Partner units at $100,000 per unit.

METHOD OF ACCOUNTING

      The Partnership maintains its books and records on the accrual method of accounting in accordance with generally accepted accounting principles.

CASH AND CASH EQUIVALENTS

      For purposes of the statements of cash flows, the Partnership considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

INCOME TAXES

      The financial statements do not include a provision for income taxes because the Partnership does not incur federal or state income taxes. Instead, its earnings and losses are included in the partners' respective income tax returns.

USE OF ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SYNDICATION FEES

      Syndication fees are selling commissions and other costs associated with the offering of partnership units. Such costs have been previously reported as a reduction in the Limited Partners' Equity.

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                          Notes to Financial Statements

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

REVENUE RECOGNITION

      Rental income, which includes scheduled increases over the lease term, is recognized on a straight-line basis. Income recognized on a straight-line basis differed from income that would have accrued in accordance with the leases by $44,904. Rental payments received in advance are deferred until earned. Two tenants occupied 88% of the Property at December 31, 2000.

PROPERTY AND DEPRECIATION

      Rental property is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives of 39 years for real property by use of the straight-line method for financial reporting. Depreciation was $123,544 for the year ended December 31, 2000.

DEFERRED LEASING COSTS

      The financial statements include intangible assets, representing leasing commissions, which are amortized over a period of 60 months.

NOTE 2 - PARTNERSHIP AGREEMENT

      Cash flow from operations, as defined by the Partnership Agreement, is first used to repay any loans from the General Partner and then 95% to the Limited Partners and 5% to the General Partner. If in any year the 95% distribution to the Limited Partners does not provide an 8% return on their capital contribution, the remaining 5% will be allocated to the Limited Partners in an amount necessary to provide an 8% annual return. In the event that 100% of the cash flow in any year does not provide the Limited Partners with an 8% return, there is no cumulative or make-up feature. Profits and losses will generally be allocated to partners based on their respective ownership interests. If cash flow distributions differ in proportion to respective ownership interests, profits will be allocated in accordance with the Partnership Agreement.

      During the period from January 1, 2000 through December 31, 2000, the Partnership made the following distributions to the investor limited partners: $111,072 on February 15, 2000 for the quarter ended December 31, 1999; $102,960 on May 15, 2000 for the quarter ended March 31, 2000; $114,114 on August 15, 2000 for the quarter ended June 30, 2000; and $121,914 on November 29, 2000 for the quarter ended September 30, 2000. Distributions payable of $116,064 for the quarter ended December 31, 2000 were paid on January 30, 2001. Total distributions made to the investor limited partners were $566,124 and include $455,052 for the twelve months ended December 31, 2000 and $111,072 related to the fourth quarter of 1999.

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                          Notes to Financial Statements

NOTE 2 - PARTNERSHIP AGREEMENT (Continued)

      In addition to the voting rights provided for in the Partnership Agreement, the Limited Partners, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property and, subject to certain conditions, to amend the Partnership Agreement, merge or dissolve the Partnership.

      The Partnership shall terminate on December 31, 2035, unless earlier by events described in the Partnership Agreement.

NOTE 3 - RELATED PARTY TRANSACTIONS

      A management agreement was executed on July 8, 1999 between the Partnership and FSP Property Management LLC, an affiliate of the General Partner. The agreement provides for a total management fee equal to 5% of collected revenues. The affiliate's portion of the fee earned was $6,073 for the year with $628 owed at December 31, 2000.

      The General Partner did not receive equity distributions for the year ended December 31, 2000.

NOTE 4 - LEASES

      The Partnership, as lessor, has minimum future rentals due under noncancellable operating leases as follows:

                        Year Ended
                       December 31,         Amount
                       ------------       ----------
                           2001           $  764,383
                           2002              779,916
                           2003              796,323
                           2004              812,936
                           2005              829,689
                        Thereafter         2,132,200
                                          ----------
                                          $6,115,447
                                          ==========

      In addition, the lessee is liable for real estate taxes and operating expenses as direct expenses to the lessee.

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                          Notes to Financial Statements

NOTE 5 - CONCENTRATION OF CREDIT RISK

      The Partnership maintains their cash accounts at one financial institution. The balances, at times, may exceed federally insured limits. At December 31, 2000, the Partnership had cash on deposit exceeding the insured limit by $1,134,683.

NOTE 6 - SUBSEQUENT EVENTS - MERGER

      During 2000, the Partnership voted to merge into FSP Forest Park IV Corp. (a Delaware Corporation). The merger was effective on January 1, 2001 whereby all Limited Partner units in the Partnership were exchanged for shares of preferred stock in the Corporation.

      The merger will be accounted for as an exchange of securities of companies under common control in accordance with generally accepted accounting principles (GAAP). For federal income tax purposes, the merger will be treated as a "tax free" transaction pursuant to the Internal Revenue Code.

      The Corporation plans to make an election to be taxed as a Real Estate Investment Trust (REIT) under Section 856 of the Internal Revenue Code for the year 2001. Although the Company believes that it will be organized and will operate in a manner necessary to satisfy the requirements for taxation as a REIT under the Code, no assurances can be given that the Company will be able to so operate for all future periods.

      If the Company qualifies as a REIT, it generally will not be subject to federal corporate income taxes on its net income to the extent that the income is currently distributed to stockholders. In addition, there are numerous qualification requirements relative to sources of income, nature of assets, amount of distributions and the ownership of stock that may affect the taxable income of the Company.

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                              Financial Statements

                       For the Period from March 29, 1999
                    (date of inception) to December 31, 1999

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                                    CONTENTS
--------------------------------------------------------------------------------

                                                                            Page

Independent Auditors Report                                                F-67

Financial Statements:

            Balance Sheet                                                  F-68

            Statement of Operations                                        F-69

            Statement of Changes in Partners' Equity                       F-70

            Statement of Cash Flows                                        F-71

            Notes to Financial Statements                                  F-72

        [LETTERHEAD OF ROY & STEVENS, P.C. CERTIFIED PUBLIC ACCOUNTANTS]

                          INDEPENDENT AUDITORS' REPORT

To the Partners
FSP Forest Park IV Limited Partnership
(a Massachusetts Limited Partnership)
Wakefield, Massachusetts

      We have audited the accompanying balance sheet of FSP Forest Park IV Limited Partnership (A Massachusetts Limited Partnership), as of December 31, 1999, and the related statements of operations, changes in partners' equity and cash flows for the period March 29, 1999 (date of inception) to December 31, 1999. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Forest Park IV Limited Partnership (a Massachusetts Limited Partnership) as of December 31, 1999, and the results of operations and its cash flows for the period March 29, 1999 (Inception) to December 31, 1999, in conformity with generally accepted accounting principles.

/s/ Roy & Stevens, P.C.

Boston, Massachusetts
January 27, 2000

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                                  Balance Sheet
                                December 31, 1999

                                     ASSETS

Rental property, at cost:
 Land                                                                 $1,210,010
 Building                                                              4,818,224
                                                                      ----------
                                                                       6,028,234
 Less accumulated depreciation                                            56,624
                                                                      ----------
  Rental property, net                                                 5,971,610

Cash                                                                     178,770
Capital improvement reserves                                           1,066,325
Tenant rent receivables                                                   22,955
Prepaid expenses                                                           1,072
                                                                      ----------
  Total assets                                                        $7,240,732
                                                                      ----------

                        LIABILITIES AND PARTNERS' EQUITY

Liabilities:
Advance rents                                                         $   49,773
Accounts payable and accrued expenses                                     13,027
                                                                      ----------
 Total liabilities                                                        62,800
                                                                      ----------

Commitments (Notes 2, 3 & 4)
Partners' equity                                                       7,177,932
                                                                      ----------
  Total liabilities and partners' equity                              $7,240,732
                                                                      ==========

                 See accompanying notes to financial statements.

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                             Statement of Operations
             For the Period from March 29, 1999 (date of inception)
                              to December 31, 1999

REVENUES:
 Rental income                                                          $308,722
 Interest                                                                 34,872
                                                                        --------
  Total revenues                                                         343,594
                                                                        --------

EXPENSES:
 Depreciation                                                             56,624
 Operating and maintenance                                                42,761
 Administrative                                                           33,715
 Taxes and insurance                                                      22,904
 Management fees                                                          16,265
 Interest                                                                  2,192
                                                                        --------
  Total expenses                                                         174,461
                                                                        --------
NET INCOME                                                              $169,133
                                                                        ========

                 See accompanying notes to financial statements.

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                     Statement of Changes in Partners Equity
             For the Period from March 29, 1999 (date of inception)
                              to December 31, 1999

                                                                        Total
                                            General      Limited      Partners'
                                            Partner     Partners       Equity
                                          ----------   ----------    ----------

Contributions                             $       --   $7,800,000    $7,800,000
Distributions                                     --     (106,002)     (106,002)
Syndication fees                                  --     (685,199)     (685,199)
Net income                                        --      169,133       169,133
                                          ----------   ----------    ----------
Balance, December 31, 1999                $       --   $7,177,932    $7,177,932
                                          ==========   ==========    ==========

                 See accompanying notes to financial statements.

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                             Statement of Cash Flows
             For the Period from March 29, 1999 (date of inception)
                              to December 31, 1999

CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                                        $   169,133

  Adjustments to reconcile net income to net cash
   provided by operating activities:
   Depreciation                                                          56,624
   Changes in operating assets and liabilities:
    Increase in accounts receivable                                     (22,955)
    Increase in prepaid expenses                                         (1,072)
    Increase in advance rent                                             49,773
    Increase in accounts payable                                          3,438
    Increase in accrued expenses                                          9,589
                                                                    -----------
     Net cash provided by operating activities                          264,530
                                                                    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Deposits to capital improvement reserves                           (1,066,325)
  Purchase of rental property                                        (6,028,234)
                                                                    -----------
   Net cash used by investing activities                             (7,094,559)
                                                                    -----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds on loans                                                     100,000
  Principal payments on loans                                          (100,000)
  Proceeds from limited partner contributions                         7,800,000
  Syndication fees paid                                                (685,199)
  Distributions to partners                                            (106,002)
                                                                    -----------
   Net cash provided by financing activities                          7,008,799
                                                                    -----------
NET INCREASE IN CASH                                                    178,770

CASH BALANCE, beginning of period                                            --
                                                                    -----------

CASH BALANCE, end of period                                         $   178,770
                                                                    ===========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
  Cash paid during the year for interest                            $     2,192
                                                                    ===========

                 See accompanying notes to financial statements.

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                          Notes to Financial Statements

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

      The Partnership was organized on March 29, 1999 as a Limited Partnership under the laws of the Commonwealth of Massachusetts to purchase, own and operate an office building located in Charlotte, North Carolina (the "Property"). The Property consists of a single-story modern office building that contains approximately 61,000 total square feet of space situated on 7.5 acres of land. The Partnership acquired the Property on July 8, 1999.

      In July 1999, the Partnership completed a private offering of 78 Limited Partner units at $100,000 per unit.

METHOD OF ACCOUNTING

      The Partnership maintains its books and records on the accrual method of accounting in accordance with generally accepted accounting principles.

CASH AND CASH EQUIVALENTS

      For purposes of the statements of cash flows, the Partnership considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

INCOME TAXES

      The financial statements do not include a provision for income taxes because the Partnership does not incur federal or state income taxes. Instead, its earnings and losses are included in the partners' respective income tax returns.

USE OF ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                          Notes to Financial Statements

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

SYNDICATION FEES

      Syndication fees are selling commissions and other costs associated with the offering of partnership units. Such costs have been reported as a reduction in Limited Partner equity.

REVENUE RECOGNITION

      Rental income, which includes scheduled increases over the lease term, is recognized on a straight-line basis. Income recognized on a straight-line basis differed from income that would have accrued in accordance with the leases by $22,929 in 1999. Rental payments received in advance are deferred until earned. One tenant occupied 65.27% of the Property at December 31, 1999.

PROPERTY AND DEPRECIATION

      Rental property is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives of 39 years for real property by use of the straight-line method for financial reporting. Depreciation was $56,624 for the period ended December 31, 1999.

NOTE 2 - PARTNERSHIP AGREEMENT

      Cash flow from operations, as defined by the Partnership Agreement, is first used to repay any loans from the General Partner and then 950/a to the Limited Partners and 5% to the General Partner. If in any year the 95% distribution to the Limited Partners does not provide an 8% return on their capital contribution, the remaining 5% will be allocated to the Limited Partners in an amount necessary to provide an 8% annual return. In the event that 100% of the cash flow in any year does not provide the Limited Partners with an 8% return, there is no cumulative or make-up feature. Profits and losses will generally be allocated to partners based on their respective ownership interests. If cash flow distributions differ in proportion to respective ownership interests, profits will be allocated in accordance with the Partnership Agreement.

      In addition to the voting rights provided for in the Partnership Agreement, the Limited Partners, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property and, subject to certain conditions, to amend the Partnership Agreement, merge or dissolve the Partnership.

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                          Notes to Financial Statements

NOTE 2 - PARTNERSHIP AGREEMENT - (Continued)

      The Partnership shall terminate on December 31, 2035, unless earlier by events described in the Partnership Agreement.

NOTE 3 - RELATED PARTY TRANSACTIONS

      A management agreement was executed on July 8, 1999 between the Partnership and FSP Property Management LLC, an affiliate of the General Partner. The agreement provides for a management fee equal to 5% of collected revenues. Management fees were $16,265 for the period with $2,489 owed at December 31, 1999.

      An acquisition fee of $312,000 was paid in 1999 to an affiliate of the General Partner. Such fees paid are included in the cost of the real estate.

      Syndication fees of $624,000 were paid in 1999 to an affiliate of the General Partner for services related to syndication of the investor limited partner interest.

      During 1999 the Partnership borrowed and repaid in full:

      1. Note payable to Franklin Street Partners Limited Partnership, an affiliate of the General Partner, principal of $100,000 with interest at 2% over BankBoston base rate (9.75%). Interest for the period was $1,192.

      The General Partner did not receive equity distributions for 1999.

NOTE 4 - LEASES

      The Partnership, as lessor, has minimum future rentals due under noncancellable operating leases as follows:

                       Year Ended
                      December 31,                  Amount
                      ------------                ----------
                          2000                    $  607,316
                          2001                       618,357
                          2002                       629,399
                          2003                       641,320
                          2004                       653,322
                       Thereafter                  2,797,589
                                                  ----------
                                                  $5,947,303
                                                  ==========

                     FSP FOREST PARK IV LIMITED PARTNERSHIP
                      (a Massachusetts Limited Partnership)

                          Notes to Financial Statements

NOTE 4 - LEASES - (Continued)

      In addition, the lessee is liable for real estate taxes and operating expenses as direct expenses to the lessee.

      Upon acquiring the commercial rental property in July, 1999, the Partnership was assigned the lease agreement between the seller of the Property and the existing tenant. The lease is from February 3, 1999 to February 28, 2009 with renewal options.

NOTE 5 - ECONOMIC DEPENDENCY

      During 1999, all of the rental income was derived from one lessee. As such, future rental receipts are dependent upon the financial strength of the lessee and its ability to perform under the lease agreement.

NOTE 6 - CONCENTRATION OF CREDIT RISK

      The Partnership maintains their cash accounts at various financial institutions. The balances, at times, may exceed federally insured limits. At December 31, 1999, the Partnership had cash on deposit exceeding the insured limit by $1,185,274.

                            FSP Gael Apartments Corp.
                              Financial Statements
                                December 31, 2002

                                Table of Contents
                                                                            Page
                                                                            ----
Financial Statements

Independent Auditor's Report.............................................. F-77

Balance Sheets as of December 31, 2002 and 2001........................... F-78

Statements of Operations for the years ended December 31, 2002 and 2001 and for the period May 30, 2000 (date of inception) to
      December 31, 2000................................................... F-79

Statements of Change in Stockholders' Equity for the years ended
      December 31, 2002 and 2001 and for the period May 30, 2000
      (date of inception) to December 31, 2000............................ F-80

Statements of Cash Flows for the years ended December 31, 2002 and 2001 and for the period May 30, 2000 (date of inception) to
      December 31, 2000................................................... F-81

Notes to the Financial Statements......................................... F-82

Schedule of Real Estate and Accumulated Depreciation...................... F-89

                          INDEPENDENT AUDITOR'S REPORT

To the Stockholders
FSP Gael Apartments Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheets of FSP Gael Apartments Corp. (a Delaware Corporation) as of December 31, 2002 and 2001, and the related statements of operations, changes in stockholders' equity and cash flows, as well as the financial statement schedule listed in the accompanying index, for the years ended December 31, 2002 and 2001, and for the period from May 30, 2000 (date of inception) to December 31, 2000. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial statement schedule are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial statement schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial statement schedule referred to above present fairly, in all material respects, the financial position of FSP Gael Apartments Corp. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years ended December 31, 2002 and 2001, and for the initial period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

Newton, Massachusetts
February 7, 2003

                            FSP Gael Apartments Corp.
                                 Balance Sheets

                                                               December 31,    December 31,
(in thousands, except shares and par value amounts)                2002           2001
===========================================================================================

Assets:

Real estate investments, at cost:
   Land                                                         $  3,312       $  3,312
   Buildings and improvements                                     14,789         14,789
-------------------------------------------------------------------------------------------
                                                                  18,101         18,101

   Less accumulated depreciation                                   1,322            784
-------------------------------------------------------------------------------------------
     Real estate investments, net                                 16,779         17,317

Cash and cash equivalents                                            399            429
Cash-funded reserve                                                  574            581
Restricted cash                                                       61             66
Prepaid expenses and other assets                                     41             28
-------------------------------------------------------------------------------------------

     Total assets                                               $ 17,854       $ 18,421
===========================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
   Accounts payable and accrued expenses                        $     85       $     58
   Dividends payable                                                 356            399
   Tenant security deposits                                           61             66
-------------------------------------------------------------------------------------------

     Total liabilities                                               502            523
-------------------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:
   Preferred Stock, $.01 par value per share; 212.5 shares
     authorized, issued and outstanding                               --             --
   Common Stock, $.01 par value per share, 1 share
     authorized, issued and outstanding                               --             --
   Additional paid-in capital                                     19,435         19,435
   Retained deficit and dividends in excess of earnings           (2,083)        (1,537)
-------------------------------------------------------------------------------------------

     Total Stockholders' Equity                                   17,352         17,898
-------------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity                 $ 17,854       $ 18,421
===========================================================================================

                See accompanying notes to financial statements.

                            FSP Gael Apartments Corp.
                            Statements of Operations

                                                                                                      For the Period
                                                                                       For the         May 30, 2000
                                                                                     Years Ended    (date of inception)
                                                                                     December 31,    to December 31,
(in thousands, except shares and per share amounts)                               2002         2001       2000
========================================================================================================================

Revenue:
   Rental                                                                        $2,628      $2,582     $ 1,033
   Interest and other                                                                23          46          28
------------------------------------------------------------------------------------------------------------------------

     Total revenue                                                                2,651       2,628       1,061
------------------------------------------------------------------------------------------------------------------------

Expenses:
   Rental operating expenses                                                        604         574         281
   Depreciation                                                                     538         538         246
   Real estate taxes and insurance                                                  532         510         202
   Interest                                                                          --          --         792
------------------------------------------------------------------------------------------------------------------------

     Total expenses                                                               1,674       1,622       1,521
------------------------------------------------------------------------------------------------------------------------

Net income (loss) before common dividends                                           977       1,006        (460)

Dividends paid to common shareholders prior to syndication of preferred shares       --          --          --
------------------------------------------------------------------------------------------------------------------------

Net income (loss) attributable to preferred shareholders                         $  977      $1,006     $  (460)
========================================================================================================================

Weighted average number of preferred shares outstanding,
       basic and diluted                                                          212.5       212.5       212.5
========================================================================================================================

Net income (loss) per preferred share, basic and diluted                         $4,598      $4,734     $(2,165)
========================================================================================================================

                See accompanying notes to financial statements.

                            FSP Gael Apartments Corp.
                  Statements of Changes in Stockholders' Equity
                      For the Years Ended December 31, 2002
                 and 2001 and For the Period May 30, 2000 (date
                       of inception) to December 31, 2000

                                                                                     Retained Deficit
                                                                      Additional      and Dividends        Total
                                        Preferred        Common        Paid in        in Excess of      Stockholders'
(in thousands, except shares)             Stock          Stock         Capital          Earnings           Equity
=====================================================================================================================

Private offering of 212.5 shares, net   $     --     $     --         $19,435           $    --          $ 19,435

Dividends                                     --           --              --              (530)             (530)

Net Loss                                      --           --              --              (460)             (460)
---------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2000                    --           --          19,435              (990)           18,445

Dividends                                     --           --              --            (1,553)           (1,553)

Net Income                                    --           --              --             1,006             1,006
---------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                    --           --          19,435            (1,537)           17,898

Dividends                                     --           --              --            (1,523)           (1,523)

Net Income                                    --           --              --               977               977
---------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002              $     --     $     --         $19,435           $(2,083)         $ 17,352
=====================================================================================================================

                See accompanying notes to financial statements.

                            FSP Gael Apartments Corp.
                            Statements of Cash Flows

                                                                                       For the Period
                                                                       For the          May 30, 2000
                                                                     Years Ended     (date of inception)
                                                                     December 31,      to December 31,
(in thousands)                                                    2002         2001         2000
========================================================================================================

Cash flows from operating activities:
   Net income (loss)                                            $   977     $ 1,006     $   (460)
   Adjustments to reconcile net income (loss) to net cash
     provided by (used for) operating activities:
       Depreciation                                                 538         538          246
   Changes in operating assets and liabilities:
       Cash-funded reserve                                            7          34         (616)
       Restricted cash                                                5          20          (86)
       Prepaid expenses and other assets                            (13)          1          (28)
       Accounts payable and accrued expenses                         27        (439)         496
       Tenant security deposits                                      (5)        (20)          86
--------------------------------------------------------------------------------------------------------

         Net cash provided by (used for) operating activities     1,536       1,140         (362)
--------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
   Purchase of real estate assets                                    --          --      (18,101)
--------------------------------------------------------------------------------------------------------

         Net cash used for investing activities                      --          --      (18,101)
--------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
   Proceeds from sale of company stock                               --          --       21,250
   Syndication costs                                                 --          --       (1,815)
   Dividends to stockholders                                     (1,566)     (1,526)        (157)
   Proceeds from long-term debt                                      --          --       17,500
   Principal payments on long-term debt                              --          --      (17,500)
--------------------------------------------------------------------------------------------------------

         Net cash (used for) provided by financing activities    (1,566)     (1,526)      19,278
--------------------------------------------------------------------------------------------------------

Net (decrease) increase in cash and cash equivalents                (30)       (386)         815

Cash and cash equivalents, beginning of year                        429         815           --
--------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of year                          $   399     $   429     $    815
========================================================================================================

Supplemental disclosure of cash flow information:

   Cash paid for:
     Interest                                                   $    --     $    --     $    792

Disclosure of non-cash financing activities:
     Dividends declared but not paid                            $   356     $   399     $    372

                See accompanying notes to financial statements.

                            FSP Gael Apartments Corp.
                          Notes to Financial Statements

1. Organization

FSP Gael Apartments Corp. (the "Company") was organized on May 30, 2000 as a Corporation under the laws of the State of Delaware to purchase, own and operate a luxury apartment complex located in Houston, Texas (the "Property"). The Property consists of 210 luxury apartments that total 187,000 square feet. The company took title to the Property on July 28, 2000 through a newly-formed limited partnership of which the Company is the sole limited partner, and a limited liability company wholly-owned by the Company is the sole general partner. Accordingly, the Company will own, directly or indirectly, all of the beneficial interest in the limited partnership. The Company will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

2. Summary of Significant Accounting Policies

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain information in the 2001 and 2000 financial statements have been reclassified to conform to the 2002 presentation.

REAL ESTATE  AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvement typically is provided by cash set aside at the time the property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight line method over the assets' estimated useful lives as follows:

         Category                           Years
         --------                           -----
         Building - Apartments              27.5
         Building Improvements            15 - 27.5
         Furniture and equipment             5-7

                            FSP Gael Apartments Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the property. Although these funds typically are used for the payment of real estate assets and deferred leasing commissions, there is no legal restriction on the use and they may be used for any company purpose.

RESTRICTED CASH

Restricted cash consists of tenant security deposits.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically has classified its debt securities as available-for-sale.

There were no investments in marketable securities at December 31, 2002, 2001 and 2000.

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents, cash-funded reserves and restricted cash approximate their fair values based on their short-term maturity and prevailing interest rates.

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $1,815,141 have been reported as a reduction in the Stockholders' Equity in the Company's Balance Sheets.

REVENUE RECOGNITION

The Company's residential property leases are generally for terms of one year or less. Rental income from tenants of residential apartment properties is recognized in the period earned. Rent concessions, including free rent and leasing commissions are charged as a reduction of rental revenue.

INTEREST AND OTHER

Interest income and other income are recognized when the related services are performed and the earnings process is complete.

                            FSP Gael Apartments Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

INCOME TAXES

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at December 31, 2002. The denominator used for calculating basic and diluted net income per share is as follows:

                                                       Year Ended
                                                      December 31,
                                               2002      2001      2000
      ======================================================================
      Weighted average number of preferred
      shares outstanding                       212.5     212.5     212.5

3. Recent Accounting Standards

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement will be effective at the beginning of 2003. The Company has reviewed the provisions of SFAS 143 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows. The Company does not have any real estate assets that it considers "held for sale" at December 31, 2002.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FASB Statements Nos. 4, 44, and 64, Amendment of SFAS 13, and Technical Corrections". This Statement rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, SFAS No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends SFAS No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement will be effective for the Company's fiscal year ending December 31, 2003. The Company has reviewed the provisions of SFAS 145 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

                            FSP Gael Apartments Corp.
                          Notes to Financial Statements

3. Recent Accounting Standards (continued)

In July 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement was effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The Company does not anticipate that the adoption of this statement will have a material effect on the Company's financial position, results of operations and cash flows.

4. Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies their requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2000, the Company incurred a net operating loss for income tax purposes of approximately $416,000 that can be carried forward until it expires in the year 2020.

At December 31, 2002, 2001 and 2000 the Company's net tax basis of its real estate assets approximates the amount set forth in the Company's Balance Sheet.

The following schedule reconciles GAAP Net Income to Taxable Income subject to dividend requirements:

                                                                      Years Ended          Period Ended
                                                                      December 31,         December 31,
      (in thousands)                                               2002           2001         2000
      =================================================================================================

      GAAP net income (loss)                                      $    977       $ 1,006    $  (460)

         Add:  Book depreciation                                       538           538        246
               Deferred rents                                           25            --         21
         Less: Tax depreciation and amortization                      (369)         (370)      (143)
               Deferred rents                                           --           (12)        --
               Other book/tax differences, net                         (12)           --         --
      -------------------------------------------------------------------------------------------------
      Taxable income (loss) subject to dividend requirement(1)    $  1,159       $ 1,162    $  (336)
      =================================================================================================

     (1) A tax loss is not subject to a dividend requirement.

The following schedule reconciles cash dividends paid to the dividends paid deduction:

                                                                       Years Ended            Period Ended
                                                                       December 31,           December 31,
      (in thousands)                                                2002          2001          2000
      ====================================================================================================

      Cash dividends paid                                         $  1,566      $ 1,526     $    157
         Plus:  Dividends designated from following year                --           --           --
         Less:  Portion designated capital gain distribution            --           --           --
         Less:  Return of Capital                                     (407)        (364)        (157)
      ----------------------------------------------------------------------------------------------------
      Dividends paid deduction                                    $  1,159      $ 1,162     $     --
      ====================================================================================================

                            FSP Gael Apartments Corp.
                          Notes to Financial Statements

5. Cash Available for Distribution

The Company evaluates its performance based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the Company's activity. CAD is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and certain non-cash compensation expenses); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets, property and equipment ("Capital Expenditures"), plus (less) proceeds from (payments to) cash reserves established at the acquisition date of the property (cash funded reserves). Depreciation and non-cash compensation are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income. CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. We believe that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the financial statements.

The calculation of CAD is shown in the following table:

                                                                         December 31,
      (in thousands)                                           2002         2001          2000
      =============================================================================================

         Net income (loss)                                 $     977    $   1,006     $    (460)
         Depreciation                                            538          538           246
         Proceeds from offering of shares                         --           --        19,435
         Purchase of land and building and improvements           --           --       (18,101)
         Establish funded reserve                                 --           --          (616)
      ---------------------------------------------------------------------------------------------

      Cash Available for Distribution                      $   1,515    $   1,544     $     504
      =============================================================================================

The Company's cash distributions are summarized as follows:

      (in thousands)
                                                Total Cash
                                                Dividends
      Quarter Paid               2002              2001             2000
      ======================================================================

      First Quarter          $       400        $       372      $        --
      Second Quarter                 406                370               --
      Third Quarter                  390                384               --
      Fourth Quarter                 370                400              157
      ----------------------------------------------------------------------
        Dividends paid       $     1,566        $     1,526      $       157
      ======================================================================

Cash distributions are declared and paid based on the total outstanding shares as of the record date and are typically paid in the quarter following the quarter that CAD is generated.

                            FSP Gael Apartments Corp.
                          Notes to Financial Statements

6. Capital Stock

PREFERRED STOCK

Generally each holder of Shares of Preferred Stock is entitled to receive ratably all income and all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to receive any income, nor shall the Company declare or pay any cash dividends on shares of Common Stock.

7. Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the years ended December 31, 2002 and 2001 and the period ended December 31, 2000, fees incurred under the agreement were $27,000, $26,000 and $10,000, respectively.

An acquisition fee of $425,000 and other costs totaling $141,000 were paid in 2000 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $1,700,000 were paid in 2000 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2000, the Company borrowed and repaid in full:

      Note payable to FSP, principal of $17,500,000 with interest equal to the Citizens Bank base rate (9.5%). Interest paid to the affiliate was $101,000.

      A commitment fee of $691,000 was paid for obtaining the first mortgage loan. Such amount is included in interest expense on the Statement of Operations.

8. Subsequent Event

The Company has entered into a merger agreement with its common shareholder, Franklin Street Properties Corp ("FSP"). In January 2003 FSP filed a proxy statement with the United States Securities and Exchange Commission indicating its intent to acquire the preferred stock interests of the Company and twelve additional REITs. The merger requires the approval of the shareholders of the Company as well as the shareholders of the twelve additional REITs and the shareholders of FSP. If approved, FSP will issue shares of its common stock in exchange for a 100% ownership interest in the Company.

                                                                    SCHEDULE III

                            FSP GAEL APARTMENTS CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                                December 31, 2002

(in thousands)
                                                                Initial Cost
                                                       -----------------------------------
                                                                                 Costs
                                                                              Capitalized
                                                                              (Disposals)
                                                                              Subsequent
                                       Encumbrances            Buildings &        to
Description                                (1)         Land    Improvements   Acquisition
                                       ------------    ----    ------------   -----------

   Gael, Houston, Texas                        --     $3,312    $    14,789    $    --
                                       ============   ======   ============   ===========

(in thousands)
                                                            Historical Costs
                                       ----------------------------------------------------------
                                                                                          Total
                                                                                       Costs, Net
                                                                                           of       Depreciable
                                               Buildings &              Accumulated    Accumulated      Life         Date of
Description                             Land   Improvements   Total(2)  Depreciation   Depreciation     Years      Acquisition
                                        ----   ------------   --------  ------------   ------------  -----------   -----------

   Gael, Houston, Texas                $3,312     $ 14,789     $18,101    $ 1,322        $  16,779    $ 15-27.5    July, 2000
                                       ======  ============   ========  ============    ===========

(1)   There are no encumbrances on the above property.
(2) The aggregate cost for Federal Income Tax purposes approximates total historical costs.

                            FSP GAEL APARTMENTS CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION

The following table summarizes the changes in the Company's real estate investment and accumulated depreciation:

                                                    December 31,
(in thousands)                            2002         2001          2000
================================================================================

Real estate investments, at cost:
   Balance, beginning of period      $  18,101     $  18,101     $      --
     Acquisitions                           --            --        18,101
     Improvements                           --            --            --
     Dispositions                           --            --            --
--------------------------------------------------------------------------------

   Balance, end of period            $  18,101     $  18,101     $  18,101
================================================================================

Accumulated depreciation:
   Balance, beginning of period      $     784     $     246     $      --
     Depreciation                          538           538           246
     Dispositions                           --            --            --
--------------------------------------------------------------------------------

   Balance, end of period            $   1,322     $     784     $     246
================================================================================

                            FSP GAEL APARTMENTS CORP.
                            (A DELAWARE CORPORATION)
                              FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

                                    CONTENTS

                                                                            PAGE

Independent auditors' report                                               F-91

Financial statements:

    Balance sheet                                                          F-92

    Statement of operations                                                F-93

    Statement of changes in stockholders' equity                           F-94

    Statement of cash flows                                                F-95

Notes accompanying financial statements                                    F-96

                      [LETTERHEAD OF BRAVER & COMPANY, P.C.
                  CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS]

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders
FSP Gael Apartments Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheet of FSP Gael Apartments Corp. (a Delaware Corporation) as of December 31. 2001 and the related statements of operations, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Gael Apartments Corp. (a Delaware Corporation) at December 31, 2001, and the results of its operations and its cash flows for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

/s/ Braver & Company, P.C.

February 1, 2002

                            FSP GAEL APARTMENTS CORP.
                            (A DELAWARE CORPORATION)
                                  BALANCE SHEET
                                DECEMBER 31, 2001

      ASSETS

Rental property, at cost:
  Land                                                             $  3,312,002
  Building                                                           14,789,041
                                                                   ------------

                                                                     18,101,043
  Less: accumulated depreciation                                        784,267
                                                                   ------------

    Rental property, net                                             17,316,776

Cash                                                                    495,126
Capital improvement reserves                                            581,571
Miscellaneous other assets                                               26,881
                                                                   ------------

    Total assets                                                     18,420,354
                                                                   ============

      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Accounts payable and accrued expenses                                  48,915
  Deferred rental income                                                  8,678
  Dividends payable                                                     399,500
  Security deposits                                                      66,125
                                                                   ------------

    Total liabilities                                                   523,218
                                                                   ------------

Stockholders' equity:
  Preferred stock, $01 par value per share;
   authorized 212.5 shares; issued and outstanding 212.5 shares               2
  Common stock, $.01 par value per share;
   authorized one share; issued and outstanding one share                    --
  Additional paid-in capital                                         19,434,867
  Retained deficit and dividends in excess of earnings               (1,537,733)

    Total stockholders' equity                                       17,897,136
                                                                   ------------

    Total liabilities and stockholders' equity                     $ 18,420,354
                                                                   ============

                 See accompanying notes to financial statements

                            FSP GAEL APARTMENTS CORP.
                            (A DELAWARE CORPORATION)
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

REVENUES:

  Rental income                                                       $2,581,652
  Interest                                                                45,838
                                                                      ----------

    Total revenues                                                     2,627,490
                                                                      ----------

EXPENSES:

  Administrative                                                         174,356
  Depreciation                                                           537,783
  Management fees                                                        129,630
  Operating and maintenance                                              269,944
  Taxes and insurance                                                    510,135
                                                                      ----------

    Total expenses                                                     1,621,848
                                                                      ----------

NET INCOME                                                            $1,005,642
                                                                      ==========

                 See accompanying notes to financial statements

                                 FSP GAEL CORP.
                            (A DELAWARE CORPORATION)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                          YEAR ENDED DECEMBER 31, 2001

                                                                                             Retained Deficit          Total
                                                                       Additional Paid-in    and Dividends in      Stockholders'
                                 Preferred Stock       Common Stock          Capital        Excess of Earnings        Equity
                                 ---------------       ------------        -----------      ------------------      -----------
Balance, December 31, 2000         $         2         $        --         $19,434,867         $  (990,212)         $18,444,657

Net income                                  --                  --                  --           1,005,642            1,005,642

Dividends                                   --                  --                  --          (1,553,162)          (1,553,162)
                                   -----------         -----------         -----------         -----------          -----------

Balance, December 31, 2001         $         2         $        --         $19,434,867         $(1,537,733)         $17,897,136
                                   ===========         ===========         ===========         ===========          ===========

                 See accompanying notes to financial statements

                            FSP GAEL APARTMENTS CORP.
                            (A DELAWARE CORPORATION)
                             STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                        $ 1,005,642

Adjustments to reconcile net income to net cash
 provided by operating activities:
  Depreciation                                                          537,783
 Changes in operating assets and liabilities:
  Increase in miscellaneous other assets                                  1,325
  Decrease in deferred rental income                                    (11,880)
  Decrease in accounts payable and accrued expenses                    (427,363)
  Decrease in security deposits                                         (19,848)
                                                                    -----------

     Net cash provided by operating activities                        1,085,659
                                                                    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Decrease in capital improvement reserves                                34,053
                                                                    -----------

     Net cash provided by investing activities                           34,053
                                                                    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Dividends paid                                                      (1,526,075)
                                                                    -----------

    Net cash used in financing activities                            (1,526,075)
                                                                    -----------

NET DECREASE IN CASH                                                   (406,363)

CASH BALANCE, beginning of year                                         901,489
                                                                    -----------

CASH BALANCE, end of year                                           $   495,126
                                                                    ===========

                 See accompanying notes to financial statements

                            FSP GAEL APARTMENTS CORP.
                                 (A CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENTS

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

      ORGANIZATION

      FSP Gael Apartments Corp. was organized on May 30, 2000 as a Corporation under the laws of the State of Delaware to purchase, own and operate an existing luxury apartment complex, located in Houston, Texas (the "Property"). The Company took title to the Property on July 28, 2000 through a newly-formed limited partnership of which the Company is the sole limited partner, and a limited liability company wholly-owned by the Company is the sole general partner. Accordingly, the Company will own, directly or indirectly all of the beneficial interest in the limited partnership.

      The Property consists of 210 luxury apartments that total 187,368 square feet. The Company will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

      In October 2000, the Company completed a private offering of 212.5 shares of preferred stock at $100,000 per share.

      METHOD OF ACCOUNTING

      The Company maintains its books and records on the accrual method of accounting in accordance with generally accepted accounting principles.

      CASH AND CASH EQUIVALENTS

      For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

      INCOME TAXES

      The Company has elected and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 90% of its REIT taxable income to its shareholders' and satisfies certain other requirements. Accordingly, no provision for federal income taxes has been included in the accompanying financial statements.

      For the period ended December 31, 2000, the Company incurred a net operating loss for income tax purposes approximately of $416,000 that can be carried forward until it expires in the year 2020.

      USE OF ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

      SYNDICATION FEES

      Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $1,815,141 have been reported as a reduction in the Stockholders' Equity.

                            FSP GAEL APARTMENTS CORP.
                                 (A CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENTS

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)

      REVENUE RECOGNITION

      Rental income is recognized on an accrual basis. Rental payments received in advance are deferred until earned. All leases between the Company and the tenants of the Property are short-term operating leases.

      PROPERTY AND DEPRECIATION

      Rental property is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives of 27.5 years for real property by use of the straight-line method for financial reporting. Depreciation was $537,783 for the year ended December 31, 2001.

2.    CAPITAL STOCK:

      PREFERRED STOCK

      Each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

      The Company declared a dividend in December 2001 to holders of record on December 31, 2001. These dividends, in the amount of $399,500, were paid in 2002 and have been accrued and reflected in Stockholders' Equity.

      In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

      During 2001, a majority interest of Preferred Stockholders voted to amend the corporate charter whereby allowing the Preferred Stockholders the right to elect and make certain changes to the Board of Directors.

      COMMON STOCK

      Franklin Street Properties Corp. (FSP), formerly Franklin Street Partners Limited Partnership is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the Holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. The Company shall not declare or pay any cash dividends on shares of Common Stock.

                            FSP GAEL APARTMENTS CORP.
                                 (A CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENTS

3.    RELATED PARTY TRANSACTIONS:

      A management agreement was executed on July 28, 2000 between the Company and FSP Property Management LLC, an affiliate of the Common Shareholder. The agreement provides for a total management fee equal to 1% of collected revenues. The affiliate's portion of the fees earned and paid was $25,926 for the year ended December 31, 2001.

      Franklin Street Partners Limited Partnership operated under the laws of the Commonwealth of Massachusetts. On January 1, 2002, the limited partnership merged into Franklin Street Properties Corp (FSP), the Common Shareholder, and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

4.    CONCENTRATION OF CREDIT RISK:

      The Company maintains its cash accounts at two financial institutions. The balances, at times, may exceed federally insured limits. At December 31, 2001, the Company had cash on deposit exceeding the insured limit of $1,446,639.

                         FSP GAEL APARTMENTS CORPORATION
                            (a Delaware Corporation)

                        For the Period from May 30, 2000
                    (date of inception) to December 31, 2000

                                    CONTENTS

--------------------------------------------------------------------------------

                                                                            Page

Independent Auditors' Report                                               F-100

Financial Statements:

     Balance Sheet                                                         F-101

     Statement of Operations                                               F-102

     Statement of Changes in Stockholders' Equity                          F-103

     Statement of Cash Flows                                               F-104

     Notes to Financial Statements                                         F-105

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]

Independent Auditors' Report

To the Shareholders
FSP Gael Apartments Corp.
(a Delaware Corporation)
Wakefield, Massachusetts

We have audited the accompanying balance sheet of FSP Gael Apartments Corp. (a Delaware Corporation) as of December 31, 2000 and the related statements of income, changes in stockholders' equity and cash flows for the period from May 30, 2000 (date of inception) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Gael Apartments Corp. (a Delaware Corporation) at December 31, 2000, and the results of its operations and its cash flows for the period from May 30, 2000 (date of inception) to December 31, 2000, in conformity with generally accepted accounting principles.

/s/ Braver and Company, P.C.
Boston, Massachusetts
January 30, 2001
(Except for Note 6, as to which the date is March 23, 2001)

                         FSP GAEL APARTMENTS CORPORATION
                            (a Delaware Corporation)

                                  Balance Sheet
                                December 31, 2000

      ASSETS

Rental property, at cost:
  Land                                                             $  3,312,002
  Building                                                           14,789,041
                                                                   ------------
                                                                     18,101,043
  Less: accumulated depreciation                                        246,484
                                                                   ------------
    Rental property, net                                             17,854,559

Cash                                                                    901,489
Capital improvement reserves                                            615,625
Miscellaneous other assets                                               28,216
                                                                   ------------

    Total assets                                                   $ 19,399,889
                                                                   ============

      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Advance rents                                                    $     20,558
  Accounts payable and accrued expenses                                 476,288
  Security deposits                                                      85,973
  Dividends payable                                                     372,413
                                                                   ------------

    Total liabilities                                                   955,232
                                                                   ------------

Commitments (Notes 2 & 3)

Stockholders' equity:
  Preferred stock, $.01 par value per share;
    authorized 212.5 shares; issued and outstanding 212.5 shares              2
  Common stock, $.01 par value per share;
    authorized one share; issued and outstanding one share                   --
  Additional paid-in capital                                         19,434,867
  Retained deficit and dividends in excess of earnings                 (990,212)
                                                                   ------------

    Total Stockholders' equity                                       18,444,657
                                                                   ------------

    Total liabilities and stockholders' equity                     $ 19,399,889
                                                                   ============

                 See accompanying notes to financial statements

                         FSP GAEL APARTMENTS CORPORATION
                            (a Delaware Corporation)

                             Statement of Operations
                        For the Period from May 30, 2000
                    (date of inception) to December 31, 2000

REVENUES:

  Rental income                                                     $ 1,032,811
  Interest                                                               28,300
                                                                    -----------

    Total revenues                                                    1,061,111
                                                                    -----------

EXPENSES:

  Interest                                                              791,754
  Depreciation and amortization                                         246,484
  Taxes and insurance                                                   202,208
  Administrative                                                        125,486
  Operating and maintenance                                             104,890
  Management fees                                                        51,752
                                                                    -----------

    Total expenses                                                    1,522,574
                                                                    -----------

NET LOSS                                                            $  (461,463)
                                                                    ===========

                 See accompanying notes to financial statements

                         FSP GAEL APARTMENTS CORPORATION
                            (a Delaware Corporation)

                  Statement of Changes in Stockholders' Equity
                        For the Period from May 30, 2000
                    (date of inception) to December 31, 2000

                                                                                                Retained Deficit
                                                                                                and Dividends in        Total
                                                                               Additional Paid      Excess of       Stockholders'
                                             Preferred Stock    Common Stock      in Capital        Earnings           Equity
                                             ---------------    ------------      ----------        --------           ------
Private offering of 212.5 shares, net          $      2          $      --       $19,434,867       $      --        $ 19,434,869

Net loss                                             --                 --                --        (461,463)           (461,463)

Dividends                                            --                 --                --        (528,749)           (528,749)
                                               --------          ---------       -----------       ---------        ------------

Balance, December 31, 2000                     $      2          $      --       $19,434,867       $(990,212)       $ 18,444,657
                                               ========          =========       ===========       =========        ============

                 See accompanying notes to financial statements

                         FSP GAEL APARTMENTS CORPORATION
                            (a Delaware Corporation)

                             Statement of Cash Flows
                        For the Period from May 30, 2000
                    (date of inception) to December 31, 2000

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                         $   (461,463)

Adjustments to reconcile net loss to net cash
  provided by operating activities:
    Depreciation and amortization                                       246,484
  Changes in operating assets and liabilities:
    Increase in miscellaneous other assets                              (28,216)
    Increase in advance rents                                            20,558
    Increase in accounts payable and accrued expenses                   476,288
    Increase in security deposits                                        85,973
                                                                   ------------
      Net cash provided by operating activities                         339,624
                                                                   ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to capital improvement reserves                            (615,625)
  Purchase of rental property                                       (18,101,043)
                                                                   ------------
      Net cash used in investing activities                         (18,716,668)
                                                                   ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds of issuance of shares, net                                19,434,869
  Proceeds from long-term debt                                       17,500,000
  Principal payments on long-term debt                              (17,500,000)
  Dividends                                                            (156,336)
                                                                   ------------
      Net cash provided by financing activities                      19,278,533
                                                                   ------------

NET INCREASE IN CASH                                                    901,489

CASH BALANCE, beginning of period                                            --
                                                                   ------------

CASH BALANCE, end of period                                        $    901,489
                                                                   ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW:
  Cash paid during the period for interest                         $    791,754
                                                                   ============

                 See accompanying notes to financial statements

                            FSP GAEL APARTMENTS CORP.
                            (a Delaware Corporation)

                          Notes to Financial Statements

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

      FSP Gael Apartments Corp. was organized on May 30, 2000 as a Corporation under the laws of the State of Delaware to purchase, own and operate an existing luxury apartment complex, located in Houston, Texas (the "Property"). The Company took title to the Property on July 28, 2000 through a newly-formed limited partnership of which the Company is the sole limited partner, and a limited liability company wholly-owned by the Company is the sole general partner. Accordingly, the Company will own, directly or indirectly all of the beneficial interest in the limited partnership.

      The Property consists of 209 luxury apartments that total 186,713 square feet. The Company acquired the Property on July 28, 2000 and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

      In October 2000, the Company completed a private offering of 212.5 shares of preferred stock at $100,000 per share.

METHOD OF ACCOUNTING

      The Company maintains its books and records on the accrual method of accounting in accordance with generally accepted accounting principles.

CASH AND CASH EQUIVALENTS

      For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

INCOME TAXES

      The Company has maintained and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 95% (90% for 2001) of its REIT taxable income to its shareholders' and satisfies certain other requirements. For the period ended December 31, 2000, the Company incurred a net operating loss for income tax purposes of approximately $416,000 that can be carried forward until it expires in the year 2020. Accordingly, no provision for federal income taxes has been included in the accompanying financial statements.

USE OF ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                            FSP GAEL APARTMENTS CORP.
                            (a Delaware Corporation)

                          Notes to Financial Statements

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

SYNDICATION FEES

      Syndication fees are selling commissions and other costs associated with the offering of the Company's preferred shares. Such costs, in the amount of $1,815,141 have been reported as a reduction in the private offering proceeds on the Statement of Changes in Stockholders' Equity.

REVENUE RECOGNITION

      Rental income is recognized on an accrual basis. Rental payments received in advance are deferred until earned. All leases between the Company and the tenants of the Property are short-term operating leases. Approximately 95% of the Property was occupied at December 31, 2000.

PROPERTY AND DEPRECIATION

      Rental property is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives of 27.5 years for real property by use of the straight-line method for financial reporting. Depreciation was $246,484 for the period ended December 31, 2000.

NOTE 2 -- CAPITAL STOCK

PREFERRED STOCK

      Each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

      The Company paid fourth quarter dividends in the amount of $372,413 during January 2001. As such, these dividends have been accrued and reflected in the Statement of Changes in Stockholders' Equity.

                            FSP GAEL APARTMENTS CORP.
                            (a Delaware Corporation)

                          Notes to Financial Statements

NOTE 2 -- CAPITAL STOCK (Continued)

PREFERRED STOCK (Continued)

      In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

      Franklin Street Partners Limited Partnership (FSP) is the sole holder of the Company's Common Stock. FSP has the right to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. The Company shall not declare or pay any cash dividends on shares of Common Stock.

NOTE 3 -- RELATED PARTY TRANSACTIONS

      A management agreement was executed on July 28, 2000 between the Company and FSP Property Management LLC, an affiliate of the Common Shareholder. The agreement provides for a total management fee equal to 5% of collected revenues. The affiliates portion of the fees earned was $10,350 for the period with $5,175 owed at December 31, 2000.

      An acquisition fee and other costs totaling $566,306 were paid in 2000 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

      Syndication fees of $1,700,000 were paid to an affiliate of the Common Stockholder for services related to syndication of the investor's preferred stock interest.

      During 2000 the Corporation borrowed and repaid in full:

      Note payable to Franklin Street Partners Limited Partnership, the Common Shareholder, principal of $17,500,000 with interest equal to the Citizens Bank base rate (9.50%). Interest paid to the affiliate was $101,129.

      A commitment fee of $690,625 was for obtaining the first mortgage loan. Such amount is included in interest on the Statement of Operations.

                            FSP GAEL APARTMENTS CORP.
                            (a Delaware Corporation)

                          Notes to Financial Statements

NOTE 4 -- CONCENTRATION OF CREDIT RISK

      The Company maintains its cash accounts at two financial institutions. The balances, at times, may exceed federally insured limits. At December 31, 2000, the Company had cash on deposit exceeding the insured limit of $1,298,717.

NOTE 5 -- SUBSEQUENT EVENT

      On March 23, 2001, a vote was presented to the preferred shareholders to amend the corporate charter whereby allowing the preferred shareholders the sole right to elect the directors of the Company. Such amendment would be effective on the date consent is received from a majority interest of preferred shareholders.

                      FSP Goldentop Technology Center Corp.
                              Financial Statements
                                December 31, 2002

                                Table of Contents

                                                                            Page
                                                                            ----
Financial Statements

Independent Auditor's Report ............................................. F-110

Balance Sheets as of December 31, 2002 and 2001 .......................... F-111

Statements of Operations for the years ended December 31, 2002 and
      2001 and for the period August 16, 2000 (date of inception) to
      December 31, 2000 .................................................. F-112

Statements of Stockholders' Equity for the years ended December 31, 2002 and 2001 and for the period August 16, 2000 (date of inception) to
      December 31, 2000 .................................................. F-113

Statements of Cash Flows for the years ended December 31, 2002 and 2001 and for the period August 16, 2000 (date of inception) to
      December 31, 2000 .................................................. F-114

Notes to the Financial Statements ........................................ F-115

Schedule of Real Estate and Accumulated Depreciation ..................... F-123

                          INDEPENDENT AUDITOR'S REPORT

To the Stockholders
FSP Goldentop Technology Center Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheets of FSP Goldentop Technology Center Corp. (a Delaware Corporation) as of December 31, 2002 and 2001, and the related statements of operations, changes in stockholders' equity and cash flows, as well as the financial statement schedule listed in the accompanying index, for the years ended December 31, 2002 and 2001, and for the period from August 16, 2000 (date of inception) to December 31, 2000. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial statement schedule are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial statement schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial statement schedule referred to above present fairly, in all material respects, the financial position of FSP Goldentop Technology Center Corp. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years ended December 31, 2002 and 2001, and for the initial period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

Newton, Massachusetts
February 7, 2003

                      FSP Goldentop Technology Center Corp.
                                 Balance Sheets

                                                              December 31,  December 31,
(in thousands, except shares and par value amounts)              2002          2001
========================================================================================

Assets:

Real estate investments, at cost:
   Land                                                        $  4,427      $  4,427
   Buildings and improvements                                    15,183        15,183
----------------------------------------------------------------------------------------
                                                                 19,610        19,610

   Less accumulated depreciation                                    892           503
----------------------------------------------------------------------------------------

     Real estate investments, net                                18,718        19,107

Cash and cash equivalents                                           512           534
Cash-funded reserve                                                 841           852
Tenant receivables                                                   13            --
Step rent receivable                                                289           193
Prepaid expenses and other assets                                    20            15
----------------------------------------------------------------------------------------

     Total assets                                              $ 20,393      $ 20,701
========================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
   Accounts payable and accrued expenses                       $     25      $     45
   Dividends payable                                                497           480
----------------------------------------------------------------------------------------

     Total liabilities                                              522           525
----------------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:
   Preferred Stock, $.01 par value per share; 231.5 shares
     authorized, issued and outstanding                              --            --
   Common Stock, $.01 par value per share, 1 share
     authorized, issued and outstanding                              --            --
   Additional paid-in capital                                    21,221        21,221
   Retained deficit and dividends in excess of earnings          (1,350)       (1,045)
----------------------------------------------------------------------------------------

     Total Stockholders' Equity                                  19,871        20,176
----------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity                $ 20,393      $ 20,701
========================================================================================

                 See accompanying notes to financial statements.

                      FSP Goldentop Technology Center Corp.
                            Statements of Operations

                                                                                     For the Period
                                                                                    August 16, 2000
                                                                     For the      (date of inception)
                                                                   Years Ended            to
                                                                   December 31,       December 31,
(in thousands, except shares and per share amounts)              2002       2001         2000
=====================================================================================================

Revenue:
   Rental                                                       $2,410     $2,439     $   670
   Interest and other                                               27         54          15
-----------------------------------------------------------------------------------------------------

     Total revenue                                               2,437      2,493         685
-----------------------------------------------------------------------------------------------------

Expenses:
   Rental operating expenses                                        89         96          64
   Depreciation                                                    389        389         113
   Real estate taxes and insurance                                 332        297          81
   Interest                                                         --         --         809
-----------------------------------------------------------------------------------------------------

     Total expenses                                                810        782       1,067
-----------------------------------------------------------------------------------------------------

   Net income (loss) before common dividends                     1,627      1,711        (382)

   Dividends paid to common shareholders prior to
     syndication of preferred shares                                --         --          --
-----------------------------------------------------------------------------------------------------

Net income (loss) attributable to preferred shareholders        $1,627     $1,711     $  (382)
=====================================================================================================

Weighted average number of preferred shares outstanding,
     basic and diluted                                           231.5      231.5       231.5
=====================================================================================================

   Net income (loss) per preferred share, basic and diluted     $7,028     $7,391     $(1,650)
=====================================================================================================

                 See accompanying notes to financial statements.

                      FSP Goldentop Technology Center Corp.
                  Statements of Changes in Stockholders' Equity
                               For the Years Ended
                         December 31, 2002 and 2001 and
               For the Period August 16, 2000 (date of inception)
                              to December 31, 2000

                                                                                     Retained Deficit
                                                                       Additional      and Dividends        Total
                                            Preferred     Common         Paid in       in Excess of    Stockholders'
(in thousands, except shares)                 Stock        Stock         Capital         Earnings          Equity
====================================================================================================================

Private offering of 231.5 shares, net        $     --     $     --        $21,221        $    --         $ 21,221

Dividends                                          --           --             --           (473)            (473)

Net Loss                                           --           --             --           (382)            (382)
--------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2000                         --           --         21,221           (855)          20,366

Dividends                                          --           --             --         (1,901)          (1,901)

Net Income                                         --           --             --          1,711            1,711
--------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                         --           --         21,221         (1,045)          20,176

Dividends                                          --           --             --         (1,932)          (1,932)

Net Income                                         --           --             --          1,627            1,627
--------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                   $     --     $     --        $21,221        $(1,350)        $ 19,871
====================================================================================================================

                 See accompanying notes to financial statements.

                      FSP Goldentop Technology Center Corp.
                            Statements of Cash Flows

                                                                                                   For the Period
                                                                                                  August 16, 2000
                                                                             For the            (date of inception)
                                                                           Years Ended                   to
                                                                           December 31,             December 31,
(in thousands)                                                         2002            2001             2000
===================================================================================================================

Cash flows from operating activities:
   Net income (loss)                                                 $ 1,627         $ 1,711         $   (382)
   Adjustments to reconcile net income (loss) to net cash
     provided by (used for) operating activities:
     Depreciation                                                        389             389              113
   Changes in operating assets and liabilities:
       Cash-funded reserve                                                11             (16)            (834)
       Tenant receivables                                                (13)             --               --
       Step rent receivable                                              (96)           (151)             (42)
       Prepaid expenses and other assets                                  (5)             17              (32)
       Accounts payable and accrued expenses                             (20)            (48)              94
-------------------------------------------------------------------------------------------------------------------

         Net cash provided by (used for) operating activities          1,893           1,902           (1,083)
-------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
   Purchase of real estate assets                                         --              --          (19,610)
-------------------------------------------------------------------------------------------------------------------

         Net cash used for investing activities                           --              --          (19,610)
-------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
   Proceeds from sale of company stock                                    --              --           23,150
   Syndication costs                                                      --              --           (1,929)
   Dividends to stockholders                                          (1,915)         (1,896)              --
   Proceeds from long-term debt                                           --              --           18,900
   Principal payments on long-term debt                                   --              --          (18,900)
-------------------------------------------------------------------------------------------------------------------

         Net cash (used for) provided by financing activities         (1,915)         (1,896)          21,221
-------------------------------------------------------------------------------------------------------------------

Net (decrease) increase in cash and cash equivalents                     (22)              6              528

Cash and cash equivalents, beginning of year                             534             528               --
-------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of year                               $   512         $   534         $    528
===================================================================================================================

Supplemental disclosure of cash flow information:

   Cash paid for:
     Interest                                                        $    --         $    --         $    809

   Disclosure of non-cash financing activities:
     Dividends declared but not paid                                 $   497         $   480         $    474

                 See accompanying notes to financial statements.

                      FSP Goldentop Technology Center Corp.
                          Notes to Financial Statements

1. Organization

FSP Goldentop Technology Center Corp. (the "Company") was organized on August 16, 2000 as a Corporation under the laws of the State of Delaware to purchase, own and operate an existing commercial office building located in San Diego, California (the "Property"). The Property consists of a two-story R&D/Office/Corporate Headquarters facility containing 141,000 total square feet of space situated on 8 acres of land. The Company acquired the Property on September 22, 2000.

2. Summary of Significant Accounting Policies

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain information in the 2001 and 2000 financial statements have been reclassified to conform to the 2002 presentation.

REAL ESTATE  AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvement typically is provided by cash set aside at the time the property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight line method over the assets' estimated useful lives as follows:

         Category                             Years
         --------                             -----
         Building - Commercial                 39
         Building Improvements                15-39
         Furniture and equipment               5-7

                      FSP Goldentop Technology Center Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

The following schedule reconciles the cost of the property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheet:

      (in thousands)

      Price per Offering Memorandum                    $      18,900
      Plus:  Acquisition fees                                    463
      Plus:  Other acquisition costs                             247
      -------------------------------------------------------------------
        Total Acquisition Costs                        $      19,610
      ===================================================================

These costs are reported in the Company's Balance Sheet as follows :

      Land                                             $       4,427
      Building                                                15,183
      -------------------------------------------------------------------
        Total reported in Balance Sheet                $      19,610
      ===================================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At December 31, 2002, 2001 and 2000, no such indicators of impairment were identified.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the property. Although these funds typically are used for the payment of real estate assets and deferred leasing commissions, there is no legal restriction on their use and they may be used for any company purpose.

RESTRICTED CASH

Restricted cash consists of tenant security deposits.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically has classified its debt securities as available-for-sale.

There were no investments in marketable securities at December 31, 2002, 2001 and 2000.

                      FSP Goldentop Technology Center Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the years ended December 31, 2002 and 2001 and the period ended December 31, 2000, rental income was derived from one tenant, Northrup Grumman. As such, future receipts are dependent upon the financial strength of the lessee and its ability to perform under the lease agreement.

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents, and cash-funded reserves approximate their fair values based on their short-term maturity and prevailing interest rates.

STEP RENT RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, is $289,000, $193,000 and $42,000 at December 31, 2002, 2001 and 2000,
respectively.

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $1,929,000 have been reported as a reduction in the Stockholders' Equity in the Company's Balance Sheets.

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial property and accounts for its lease as an operating lease. Rental income from the lease, which may include rent concessions (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenant. Reimbursable costs are included in rental income in the period earned.

                                            Year Ended            Period Ended
                                           December 31,           December, 31
      (in thousands)                     2002         2001            2000
      ==========================================================================
      Income from leases              $   2,002    $   1,947       $     534
      Straight-line rent adjustment          96          151              42
      Reimbursable expenses                 312          341              94
      --------------------------------------------------------------------------

           Total                      $   2,410    $   2,439       $     670
      ==========================================================================

INTEREST AND OTHER

Interest income and other income are recognized when the related services are performed and the earnings process is complete.

                      FSP Goldentop Technology Center Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

INCOME TAXES

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at December 31, 2002, 2001 and 2000. The denominator used for calculating basic and diluted net income per share is as follows:

                                                Year Ended         Period Ended
                                               December 31,        December 31,
                                            2002         2001          2000
      ==========================================================================
      Weighted average number of
      preferred shares outstanding          231.5        231.5         231.5

3. Recent Accounting Standards

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement will be effective at the beginning of 2003. The Company has reviewed the provisions of SFAS 143 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows. The Company does not have any real estate assets that it considers "held for sale" at December 31, 2002.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FASB Statements Nos. 4, 44, and 64, Amendment of SFAS 13, and Technical Corrections". This Statement rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, SFAS No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends SFAS No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement will be effective for the Company's fiscal year ending December 31, 2003. The Company has reviewed the provisions of SFAS 145 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

                      FSP Goldentop Technology Center Corp.
                          Notes to Financial Statements

3. Recent Accounting Standards (continued)

In July 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement was effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The Company does not anticipate that the adoption of this statement will have a material effect on the Company's financial position, results of operations and cash flows.

4. Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies their requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2000, the Company incurred a net operating loss for income tax purposes of approximately $358,000 that can be carried forward until it expires in the year 2020.

At December 31, 2002, 2001 and 2000 the Company's net tax basis of its real estate assets approximates the amount set forth in the Company's Balance Sheets.

The following schedule reconciles GAAP Net Income to Taxable Income subject to dividend requirements

                                                                            Year Ended                   Period Ended
                                                                            December 31,                 December 31,
     (in thousands)                                                   2002              2001                 2000
     ================================================================================================================

     GAAP net income (loss)                                       $      1,627      $      1,711         $     (382)

        Add:  Book depreciation                                            389               389                113
        Less: Tax depreciation                                            (442)             (422)               (41)
              Straight-line rents                                          (96)             (151)               (42)
     ----------------------------------------------------------------------------------------------------------------
     Taxable income (loss) subject to dividend requirement(1)     $      1,478      $      1,527         $     (352)
     ================================================================================================================

     (2) A tax loss is not subject to a dividend requirement.

The following schedule reconciles cash dividends paid to the dividends paid deduction:

                                                                          Year Ended                   Period Ended
                                                                          December 31,                 December 31,
     (in thousands)                                                   2002             2001               2000
     ==============================================================================================================

     Cash dividends paid                                          $    1,915       $    1,896          $       --
        Plus: Dividends designated from following year                    --               --                  --
        Less: Portion designated capital gain distribution                --               --                  --
        Less: Return of Capital                                         (437)            (369)                 --
     --------------------------------------------------------------------------------------------------------------
     Dividends paid deduction                                     $    1,478      $     1,527          $       --
     ==============================================================================================================

                      FSP Goldentop Technology Center Corp.
                          Notes to Financial Statements

5. Cash Available for Distribution

The Company evaluates its performance based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the Company's activity. CAD is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and amortization, certain non-cash compensation expenses and straight line rent adjustments); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets, property and equipment ("Capital Expenditures"), payments for deferred leasing commissions and payments for deferred lease origination costs; plus (less) proceeds from (payments to) cash reserves established at the acquisition date of the property (cash funded reserve). Depreciation and amortization, non-cash compensation and straight-line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures, payments of deferred leasing commissions and payments for deferred lease origination costs and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income. CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. We believe that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the financial statements.

The calculation of CAD is shown in the following table:

                                                                   Year Ended            Period Ended
                                                                  December 31,           December 31,
      (in thousands)                                           2002           2001           2000
      ===================================================================================================

         Net income (loss)                                 $   1,627       $   1,711     $    (382)
         Depreciation                                            389             389           113
         Straight line rent                                      (96)           (151)          (42)
         Proceeds from offering of shares                          -               -        21,221
         Purchase of land and building and improvements            -               -       (19,610)
         Establish funded reserve                                 11             (16)         (835)
      ---------------------------------------------------------------------------------------------------

      Cash Available for Distribution                      $   1,931       $   1,933     $     465
      ===================================================================================================

The Company's cash distributions are summarized as follows:

      (in thousands)                                                 Year Ended            Period Ended
                                                                    December 31,           December 31,
      Quarter Paid                                              2002           2001            2000
      ===================================================================================================

      First Quarter                                         $      480     $      467     $       --
      Second Quarter                                               471            482
      Third Quarter                                                467            468             --
      Fourth Quarter                                               497            479             --
      ---------------------------------------------------------------------------------------------------

        Dividends paid                                      $    1,915     $    1,896     $       --
      ===================================================================================================

Cash distributions are declared and paid based on the total outstanding shares as of the record date and are typically paid in the quarter following the quarter that CAD is generated.

                      FSP Goldentop Technology Center Corp.
                          Notes to Financial Statements

6. Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all income and all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. The holders of common shares are not entitled to receive any income, nor shall the Company declare or pay any cash dividends on shares of Common Stock.

7. Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the years ended December 31, 2002, 2001 and 2000, fees incurred under the agreement were $20,000, $19,000 and $6,000, respectively.

An acquisition fee of $463,000 and other costs totaling $199,000 were paid in 2000 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $1,852,000 were paid in 2000 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2000, the Company borrowed and repaid in full:

     Note payable to FSP, principal of $18,900,000 with interest equal to the Citizens Bank base. Interest paid to FSP was $57,000. The average interest rate during the time the loan was outstanding was 9.50%.

     A commitment fee of $752,000 was paid to FSP for obtaining the first mortgage loan. Such amount is included in interest expense on the Statement of Operations.

                      FSP Goldentop Technology Center Corp.
                          Notes to Financial Statements

8. Commitments and Contingencies

The Company, as lessor, has future minimum rentals due under a non-cancelable operating lease as follows:

                                            Year Ended
   (in thousands)                          December 31,     Amount
                                           ------------    -------

                                               2003        $ 2,057
                                               2004          2,115
                                               2005          2,174
                                               2006          2,235
                                               2007          1,149
                                                           -------

                                                           $ 9,730
                                                           =======

In addition, the lessee is liable for real estate taxes and operating expenses as direct expenses to the lessee.

Upon acquiring the commercial rental property in September 2000, the Company was assigned the lease agreement between the seller of the Property and the existing tenant. The original lease period is seven years with renewal options.

9.   Subsequent Event

The Company has entered into a merger agreement with its common shareholder, Franklin Street Properties Corp ("FSP"). In January 2003 FSP filed a proxy statement with the United States Securities and Exchange Commission indicating its intent to acquire the preferred stock interests of the Company and twelve additional REITs. The merger requires the approval of the shareholders of the Company as well as the shareholders of the twelve additional REITs and the shareholders of FSP. If approved, FSP will issue shares of its common stock in exchange for a 100% ownership interest in the Company.

                                                                    SCHEDULE III

                      FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                                December 31, 2002

(in thousands)
                                                                Initial Cost
                                                    ------------------------------------
                                                                                Costs
                                                                             Capitalized
                                                                             (Disposals)
                                                                              Subsequent
                                      Encumbrances             Buildings &        to
Description                               (1)          Land    Improvements  Acquisition
                                      ------------     ----    ------------  -----------

Goldentop, San Diego, CA                       --   $  4,427   $   15,183     $      --
                                       ==========   ========   ==========     =========

(in thousands)
                                                         Historical Costs
                                      -------------------------------------------------------------

                                                                                         Total
                                                                                       Costs, Net
                                                                                           of        Depreciable
                                                Buildings &              Accumulated   Accumulated       Life        Date of
Description                            Land     Improvements   Total(2)  Depreciation  Depreciation     Years      Acquisition
                                       ----     ------------   --------  ------------  ------------  -----------   -----------

Goldentop, San Diego, CA              $  4,427  $     15,183   $ 19,610   $      892    $   18,718      15-39    September, 2000
                                      ========  ============   ========   ==========    ==========


(1)   There are no encumbrances on the above property.
(2) The aggregate cost for Federal Income Tax purposes approximates total historical costs.

                         FSP GOLDENTOP TECHNOLOGY CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION

The following table summarizes the changes in the Company's real estate investment and accumulated depreciation:

                                                    December 31,
(in thousands)                           2002           2001             2000
================================================================================

Real estate investments, at cost:
   Balance, beginning of period      $  19,610     $  19,610        $      --
     Acquisitions                           --            --           19,610
     Improvements                           --            --               --
     Dispositions                           --            --               --
--------------------------------------------------------------------------------

   Balance, end of period            $  19,610     $  19,610        $  19,610
================================================================================

Accumulated depreciation:
   Balance, beginning of period      $     503     $     114        $      --
     Depreciation                          389           389              114
     Dispositions                           --            --               --
--------------------------------------------------------------------------------

   Balance, end of period            $     892     $     503        $     114
================================================================================

                            FSP GOLDENTOP TECHNOLOGY
                                  CENTER CORP.
                            (A DELAWARE CORPORATION)
                               FINANCIAL STATEMENT
                                DECEMBER 31, 2001

                                    CONTENTS

                                                                           PAGE

Independent auditors report                                                F-126

Financial statements:

    Balance sheet                                                          F-127

    Statement of operations                                                F-128

    Statement of changes in stockholders equity                            F-129

    Statement of cash flows                                                F-130

Notes accompanying financial statements                                    F-131

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders
FSP Goldentop Technology Center Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheet of FSP Goldentop Technology Center Corp. (a Delaware Corporation) as of December 31, 2001 and the related statements of operations, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Goldentop Technology Center Corp. (a Delaware Corporation) at December 31, 2001, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Braver and Company, P.C.

February 1, 2002

                      FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                            (A DELAWARE CORPORATION)
                                  BALANCE SHEET
                                DECEMBER 31, 2001

      ASSETS

Rental property, at cost:
  Land                                                             $  4,426,472
  Building                                                           15,183,276
                                                                   ------------

                                                                     19,609,748
  Less: accumulated depreciation                                        502,865
                                                                   ------------

    Rental property, net                                             19,106,883

Cash                                                                    534,605
Capital improvement reserves                                            851,721
Miscellaneous other assets                                              207,985
                                                                   ------------

    Total assets                                                   $ 20,701,194
                                                                   ============

      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Accounts payable and accrued expenses                                  44,731
  Dividends payable                                                     480,363
                                                                   ------------

    Total liabilities                                                   525,095
                                                                   ------------

Stockholders' equity:
  Preferred stock, $.01 par value per share,
    authorized 231.5 shares, issued and outstanding
    231.5 shares                                                              2
  Common stock, $01 par value per share,
    authorized one share, issued and outstanding one share                   --
  Additional paid-in capital                                         21,221,351
  Retained deficit and dividends in excess of earnings               (1,045,254)
                                                                   ------------

   Total stockholders' equity                                        20,176,099
                                                                   ------------

   Total liabilities and stockholders' equity                      $ 20,701,194
                                                                   ============

                 See accompanying notes to financial statements

                          FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                                 (A DELAWARE CORPORATION)
                             STATEMENT OF OPERATIONS
                               YEAR ENDED DECEMBER 31, 2001

REVENUES:

  Rental income                                                       $2,438,793
  Interest                                                                54,135
                                                                      ----------

    Total revenues                                                     2,492,928
                                                                      ----------

EXPENSES:

  Administrative                                                          32,049
  Depreciation                                                           389,315
  Management fees                                                         56,379
  Operating and maintenance                                                6,970
  Taxes and insurance                                                    297,473
                                                                      ----------

    Total expenses                                                       782,186
                                                                      ----------

NET INCOME                                                            $1,710,742
                                                                      ==========

                 See accompanying notes to financial statements

                          FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                                 (A DELAWARE CORPORATION)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                               YEAR ENDED DECEMBER 31, 2001

                                                                           Retained Deficit
                                                              Additional     and Dividends       Total
                                                                Paid-in        in Excess      Stockholders'
                            Preferred Stock   Common Stock      Capital       of Earnings        Equity
                            ---------------   ------------    ----------      -----------        ------
Balance, December 31, 2000    $          2             --    $ 21,221,351    $   (855,464)    $ 20,365,889

Net income                              --             --              --       1,710,742        1,710,742

Dividends                               --             --              --      (1,900,532)      (1,900,532)
                              ------------    -----------    ------------    ------------     ------------

Balance, December 31, 2001    $          2    $        --    $ 21,221,351    $ (1,045,254)    $ 20,176,099
                              ============    ===========    ============    ============     ============

                 See accompanying notes to financial statements

                      FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                            (A DELAWARE CORPORATION)
                             STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                        $ 1,710,742

Adjustments to reconcile net income to net cash
  provided by operating activities:
    Depreciation                                                        389,315
    Changes in operating assets and liabilities:
    Increase in miscellaneous other assets                             (133,774)
    Decrease in accounts payable and accrued expenses                   (49,119)
                                                                    -----------

      Net cash provided by operating activities                       1,917,164
                                                                    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to capital improvement reserves                             (16,346)
                                                                    -----------

    Net cash used in investing activities                               (16,346)
                                                                    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Dividends                                                          (1,893,837)
                                                                    -----------

    Net cash used in financing activities                            (1,893,837)
                                                                    -----------

NET INCREASE IN CASH                                                      6,981

CASH BALANCE, beginning of year                                         527,624
                                                                    -----------

CASH BALANCE, end of year                                           $   534,605
                                                                    ===========

                 See accompanying notes to financial statements

                      FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENT

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

   ORGANIZATION

   FSP Goldentop Technology Center Corp. was organized on August 16, 2000 as a Corporation under the laws of the State of Delaware to purchase, own and operate an existing commercial building located in San Diego, California (the "Property"). The Property consists of a two-story R&D/Office/Corporate Headquarters facility containing 141,405 total square feet of space situated on 8 acres of land. The Company acquired the Property on September 22, 2000 and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

   In November 2000, the Company completed a private offering of 231.5 shares of preferred stock at $100,000 per share.

   METHOD OF ACCOUNTING

   The Company maintains its books and records on the accrual method of accounting in accordance with generally accepted accounting principles.

   CASH AND CASH EQUIVALENTS

   For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

   INCOME TAXES

   The Company has elected and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 90% of its REIT taxable income to its shareholders and satisfies certain other requirements. Accordingly, no provision for federal or state income taxes has been included in the accompanying financial statements.

   For the period ended December 31, 2000, the Company incurred a net operating loss for income tax purposes approximately of $358,000 that can be carried forward until it expires in the year 2020.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

   SYNDICATION FEES

   Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $1,928,647, have been reported as a reduction in the Stockholders'
   Equity.

   REVENUE RECOGNITION

   Rental income, which includes scheduled increases over the lease term, is recognized on a straight-line basis. Income recognized on a straight-line basis differed from income that would have accrued in accordance with the lease by $150,995 in 2001

                      FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENT

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)

   PROPERTY AND DEPRECIATION

   Rental property is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives of 39 years for real property by use of the straight-line method for financial reporting. Depreciation was $389,315 for the year ended December 31, 2001.

2. CAPITAL STOCK:

   PREFERRED STOCK

   Each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

   The Company declared a dividend in December 2001 to holders of record on December 31, 2001. These dividends, in the amount of $480,363, were paid in 2002 and have been accrued and reflected in Stockholders' Equity.

   In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

   During 2001, a majority interest of Preferred Stockholders voted to amend the corporate charter whereby allowing the Preferred Stockholders the right to elect and make certain changes to the Board of Directors.

   COMMON STOCK

   Franklin Street Properties Corp. (FSP), formerly Franklin Street Partners Limited Partnership, is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the Holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. The Company shall not declare or pay any cash dividends on shares of Common Stock.

3. RELATED PARTY TRANSACTIONS:

   A management agreement was executed on September 22, 2000 between the Company and FSP Property Management LLC, an affiliate of the Common Shareholder. The agreement provides for a total management fee equal to 3% of collected revenues. The affiliate's portion of the fees earned and paid was $19,471 for the year ended December 31, 2001.

                      FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENT

3. RELATED PARTY TRANSACTIONS: (CONTINUED)

   Franklin Street Partners Limited Partnership operated under the laws of the Commonwealth of Massachusetts. On January 1, 2002, the limited partnership merged into Franklin Street Properties Corp (FSP), the Common Shareholder, and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

4. LEASES:

   The Company, as lessor, has minimum future rentals due under a noncancellable operating lease as follows:

                             Year Ended
                            December 31,          Amount
                            ------------          ------
                                2002            2,002,075
                                2003            2,057,053
                                2004            2,115,330
                                2005            2,173,607
                                2006            2,235,381
                              Thereafter        1,148,577
                                              -----------
                                              $11,732,023
                                              ===========

   In addition, the lessee is liable for real estate taxes and operating expenses as direct expenses to the lessee.

   Upon acquiring the commercial rental property in September 2000, the Company was assigned the lease agreement between the seller of the Property and the existing tenant. The lease is from July 1, 2000 to June 30, 2007.

5. CONCENTRATIONS OF RISK:

   For the period ended December 31, 2001, all of the rental income was derived from one lessee. As such, future rental receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

   The Company maintains its cash accounts at two financial institutions. The balances, at times, may exceed federally insured limits. The Company had cash on deposit exceeding the insured limit by $1,293,193 in 2001.

                      FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                       For the Period from August 16, 2000
                    (date of inception) to December 31, 2000

                                    CONTENTS

--------------------------------------------------------------------------------

                                                                            Page

Independent Auditors' Report                                               F-135

Financial Statements:

     Balance Sheet                                                         F-136

     Statement of Operations                                               F-137

     Statement of Changes in Stockholders' Equity                          F-138

     Statement of Cash Flows                                               F-139

     Notes to Financial Statements                                         F-140

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]

Independent Auditors' Report

To the Stockholders
FSP Goldentop Technology Center Corp.
(a Delaware Corporation)
Wakefield, Massachusetts

We have audited the accompanying balance sheet of FSP Goldentop Technology Center Corp. (a Delaware Corporation) as of December 31, 2000 and the related statements of income, changes in stockholders' equity and cash flows for the period from August 16, 2000 (date of inception) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Goldentop Technology Center Corp. (a Delaware Corporation) at December 31, 2000, and the results of its operations and its cash flows for the period from August 16, 2000 (date of inception) to December 31, 2000, in conformity with generally accepted accounting principles.

/s/ Braver and Company, P.C.
Boston, Massachusetts
January 30, 2001
(Except for Note 6, as to which the date is March 23, 2001)

                      FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                                  Balance Sheet
                                December 31, 2000

      ASSETS

Rental property, at cost:
  Land                                                             $  4,426,472
  Building                                                           15,183,276
                                                                   ------------
                                                                     19,609,748
  Less: accumulated depreciation                                        113,550
                                                                   ------------
    Rental property, net                                             19,496,198

Cash                                                                    527,624
Capital improvement reserves                                            835,375
Miscellaneous other assets                                               74,211
                                                                   ------------
    Total assets                                                   $ 20,933,408
                                                                   ============

      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Accrued expenses                                                 $     93,851
  Dividends payable                                                     473,668
                                                                   ------------

    Total liabilities                                                   567,519
                                                                   ------------

Commitments (Notes 2, 3, & 4)

Stockholders' equity:
  Preferred stock, $.01 par value per share,
    authorized 231.5 shares, issued and outstanding 231.5 shares              2
  Common stock, $.01 par value per share,
    authorized one share, issued and outstanding one share                   --
Additional paid-in capital                                           21,221,351
Retained deficit and dividends in excess of earnings                   (855,464)
                                                                   ------------

   Total stockholders' equity                                        20,365,889
                                                                   ------------

   Total liabilities and stockholders' equity                      $ 20,933,408
                                                                   ============

                 See accompanying notes to financial statements

                      FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                             Statement of Operations
                       For the Period from August 16, 2000
                    (date of inception) to December 31, 2000

REVENUES:

  Rental income                                                     $   670,322
  Interest                                                               15,035
                                                                    -----------

    Total revenues                                                      685,357
                                                                    -----------

EXPENSES:

  Interest                                                              809,032
  Depreciation                                                          113,550
  Taxes and insurance                                                    80,643
  Administrative                                                         40,523
  Management fees                                                        18,098
  Operating and maintenance                                               5,307
                                                                    -----------

    Total expenses                                                    1,067,153
                                                                    -----------

NET LOSS                                                            $  (381,796)
                                                                    ===========

                 See accompanying notes to financial statements

                      FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                  Statement of Changes in Stockholders' Equity
                       For the Period from August 16, 2000
                    (date of inception) to December 31, 2000

                                                                                      Retained Deficit
                                                                        Additional      and Dividends        Total
                                                                          Paid in         in Excess       Stockholders'
                                      Preferred Stock   Common Stock      Capital        of Earnings         Equity
                                      ---------------   ------------    ----------       -----------         ------
Private offering of 231.5 shares, net   $          2    $         --    $ 21,221,351    $         --     $ 21,221,353

Net loss                                          --              --              --        (381,796)        (381,796)

Dividends                                         --              --              --        (473,668)        (473,668)
                                        ------------    ------------    ------------    ------------     ------------

Balance, December 31, 2000              $          2    $         --    $ 21,221,351    $   (855,464)    $ 20,365,889
                                        ============    ============    ============    ============     ============

                 See accompanying notes to financial statements

                      FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                             Statement of Cash Flows
                       For the Period from August 16, 2000
                    (date of inception) to December 31, 2000

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                         $   (381,796)

Adjustments to reconcile net loss to net cash
  used in operating activities:
    Depreciation                                                        113,550
    Changes in operating assets and liabilities:
    Increase in accounts receivable                                     (61,003)
    Increase in miscellaneous other assets                               80,643
                                                                   ------------
      Net cash used in operating activities                            (248,606)
                                                                   ------------

CASH FLOWS FROM IN VESTING ACTIVITIES:
  Additions to capital improvement reserves                            (835,375)
  Purchase of rental property                                       (19,609,748)
                                                                   ------------
    Net cash used in investing activities                           (20,445,123)
                                                                   ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds of issuance of shares, net                                21,221,353
  Proceeds from long-term debt                                       18,900,000
  Principal payments on long-term debt                              (18,900,000)
                                                                   ------------
    Net cash provided by financing activities                        21,221,353
                                                                   ------------

NET INCREASE IN CASH                                                    527,624

CASH BALANCE, beginning of period                                            --
                                                                   ------------

CASH BALANCE, end of period                                        $    527,624
                                                                   ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW:
  Cash paid during the period for interest                         $    809,032
                                                                   ============

                 See accompanying notes to financial statements

                      FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                          Notes to Financial Statements

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

      FSP Goldentop Technology Center Corp. was organized on August 16, 2000 as a Corporation under the laws of the State of Delaware to purchase, own and operate an existing commercial building located in San Diego, California (the "Property"). The Property consists of a two-story R&D/Office/Corporate Headquarters facility containing 141,405 total square feet of space situated on 8 acres of land. The Company acquired the Property on September 22, 2000 and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

      In November 2000, the Company completed a private offering of 231.5 shares of preferred stock at $100,000 per share.

METHOD OF ACCOUNTING

      The Company maintains its books and records on the accrual method of accounting in accordance with generally accepted accounting principles.

CASH AND CASH EQUIVALENTS

      For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

INCOME TAXES

      The Company has maintained and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 95% (90% for 2001) of its REIT taxable income to its shareholders and satisfies certain other requirements. For the period ended December 31, 2000, the Company incurred a net operating loss for income tax purposes of approximately $401,000 that can be carried forward until it expires in the year 2020. Accordingly, no provision for federal or state income taxes has been included in the accompanying financial statements.

USE OF ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                      FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                          Notes to Financial Statements

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

SYNDICATION FEES

      Syndication fees are selling commissions and other costs associated with the offering of the Company's preferred shares. Such costs, in the amount of $1,928,647, have been reported as a reduction of the private offering proceeds on the Statement of Changes in Stockholders' Equity.

REVENUE RECOGNITION

      Rental income, which includes scheduled increases over the lease term, is recognized on a straight-line basis. Income recognized on a straight-line basis differed from income that would have accrued in accordance with the lease by $41,524. One tenant occupied 100% of the Property at December 31, 2000.

PROPERTY AND DEPRECIATION

      Rental property is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives of 39 years for real property by use of the straight-line method for financial reporting. Depreciation was $113,550 for the year ended December 31, 2000.

NOTE 2 -- CAPITAL STOCK

PREFERRED STOCK

      Each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

      The Company paid fourth quarter dividends in the amount of $473,668 during January 2001. As such, these dividends have been accrued and reflected in the Statement of Changes in Stockholders' Equity.

                      FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                          Notes to Financial Statements

NOTE 2 -- CAPITAL STOCK (Continued)

PREFERRED STOCK -- (Continued)

      In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

      Franklin Street Partners Limited Partnership (FSP) is the sole holder of the Company's Common Stock. FSP has the right to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. The Company shall not declare or pay any cash dividends on shares of Common Stock.

NOTE 3 -- RELATED PARTY TRANSACTIONS

      A management agreement was executed on September 22, 2000 between the Company and FSP Property Management LLC, an affiliate of the Common Shareholder. The agreement provides for a total management fee equal to 3% of collected revenues. The affiliate's portion of the fees earned was $6,033 for the period with $2,301 owed at December 31, 2000.

      An acquisition fee and other costs totaling $661,909 were paid in 2000 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

      Syndication fees of $1,852,000 were paid in 2000 to an affiliate of the Common Shareholder for services related to syndication of the investor's preferred stock interest.

      During 2000, the Company borrowed and repaid in full:

      Note payable to Franklin Street Partners Limited Partnership, the Common Shareholder, principal of $18,900,000 with interest equal to the Citizens Bank base rate (9.50%). Interest paid to the affiliate was $56,657.

      A commitment fee of $752,375 was paid for obtaining the first mortgage loan. Such amount is included in interest on the Statement of Operations.

                      FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                          Notes to Financial Statements

NOTE 4 -- LEASES

      The Company, as lessor, has minimum future rentals due under noncancellable operating leases as follows:

                             Year Ended
                            December 31,          Amount
                            ------------          ------

                               2001           $ 1,947,097
                               2002             2,002,075
                               2003             2,057,053
                               2004             2,115,330
                               2005             2,173,607
                             Thereafter         3,383,958
                                              -----------
                                              $13,679,120
                                              ===========

      In addition, the lessee is liable for real estate taxes and operating expenses as direct expenses to the lessee.

      Upon acquiring the commercial rental property in September 2000, the Company was assigned the lease agreement between the seller of the Property and the existing tenant. The lease is from July 1, 2000 to June 30, 2007.

NOTE 5 -- CONCENTRATIONS OF RISK

      For the period ended December 31, 2000, all of the rental income was derived from one lessee. As such, future rental receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

      The Company maintains its cash accounts at two financial institutions. The balances, at times, may exceed federally insured limits. At December 31, 2000, the Company had cash on deposit exceeding the insured limit by $1,253,732.

NOTE 6 -- SUBSEQUENT EVENT

      On March 23, 2001, a vote was presented to the preferred shareholders to amend the corporate charter whereby allowing the preferred shareholders the sole right to elect the directors of the Company. Such amendment would be effective on the date consent is received from a majority interest of preferred shareholders.

                     FSP Centennial Technology Center Corp.
                              Financial Statements
                                December 31, 2002

                                Table of Contents
                                                                            Page
                                                                            ----
Financial Statements

Independent Auditor's Report.............................................. F-145

Balance Sheets as of December 31, 2002 and 2001........................... F-146

Statements of Operations for the years ended December 31, 2002 and 2001 and For the Period August 15, 2000 (date of inception) to
     December 31, 2000.................................................... F-147

Statements of Changes in Stockholders' Equity for the years ended
     December 31, 2002 and 2001 and For the Period August 15, 2000
     (date of inception) to December, 31, 2000............................ F-148

Statements of Cash Flows for the years ended December 31, 2002 and 2001 and For the Period August 15, 2000 (date of inception) to
     December, 31, 2000................................................... F-149

Notes to the Financial Statements......................................... F-150

Schedule of Real Estate and Accumulated Depreciation...................... F-158

                          INDEPENDENT AUDITOR'S REPORT

To the Stockholders
FSP Centennial Technology Center Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheets of FSP Centennial Technology Center Corp. (a Delaware Corporation) as of December 31, 2002 and 2001, and the related statements of operations, changes in stockholders' equity and cash flows, as well as the financial statement schedule listed in the accompanying index, for the years ended December 31, 2002 and 2001, and for the period from August 15, 2000 (date of inception) to December 31, 2000. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial statement schedule are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial statement schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial statement schedule referred to above present fairly, in all material respects, the financial position of FSP Centennial Technology Center Corp. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years ended December 31, 2002 and 2001, and for the initial period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

Newton, Massachusetts
February 7, 2003

                     FSP Centennial Technology Center Corp.
                                 Balance Sheets

                                                          December 31,        December 31,
(in thousands, except shares and par value amounts)          2002                2001
=============================================================================================

Assets:

Real estate investments, at cost:
   Land$                                                     1,305              $ 1,305
   Buildings and improvements                               12,152               12,152
---------------------------------------------------------------------------------------------
                                                            13,457               13,457

   Less accumulated depreciation                               714                  403
---------------------------------------------------------------------------------------------

     Real estate investments, net                           12,743               13,054

Cash and cash equivalents                                      540                  535
Cash-funded reserve                                            470                  470
Restricted cash                                                 13                   13
Step rent receivable                                           210                  131
Prepaid expenses and other assets                                9                   19
---------------------------------------------------------------------------------------------

     Total assets                                          $13,985              $14,222
=============================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
   Accounts payable and accrued expenses                       152                  173
   Dividends payable                                           338                  329
   Tenant security deposits                                     13                   13
---------------------------------------------------------------------------------------------

     Total liabilities                                         503                  515
---------------------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:
   Preferred Stock, $.01 par value, 158 shares                  --                   --
     authorized, issued and outstanding
   Common Stock, $.01 par value, 1 share                        --                   --
     authorized, issued and outstanding
   Additional paid-in capital                               14,459               14,459
   Retained deficit and dividends in excess of earnings       (977)                (752)
---------------------------------------------------------------------------------------------

     Total Stockholders' Equity                             13,482               13,707
---------------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity            $13,985              $14,222
=============================================================================================

                See accompanying notes to financial statements.

                     FSP Centennial Technology Center Corp.
                            Statements of Operations

                                                                                      For the Period
                                                                  For the            August 15, 2000
                                                                 Years Ended       (date of inception)
                                                                 December 31,        to  December 31
(in thousands, except shares and per share amounts)                 2002           2001           2000
========================================================================================================

Revenue:
   Rental                                                          $1,832       $ 1,817       $   414
   Interest and other                                                  16            37             5
--------------------------------------------------------------------------------------------------------

     Total revenue                                                  1,848         1,854           419
--------------------------------------------------------------------------------------------------------

Expenses:
   Rental operating expenses                                          262           237            81
   Depreciation                                                       311           312            91
   Real estate taxes and insurance                                    146           137            27
   Interest                                                            --            --           698
--------------------------------------------------------------------------------------------------------

     Total expenses                                                   719           686           897
--------------------------------------------------------------------------------------------------------

   Net income (loss) before common dividends                        1,129         1,168          (478)

   Dividends paid to common shareholders prior to
     syndication of preferred shares                                   --            --            --
--------------------------------------------------------------------------------------------------------

   Net income (loss) attributable to preferred shareholders         1,129         1,168          (478)
========================================================================================================

   Weighted average number of preferred shares outstanding,
     basic and diluted                                                158           158           158
========================================================================================================

   Net income (loss) per preferred share, basic and diluted        $7,146       $ 7,392       $(3,025)
========================================================================================================

                See accompanying notes to financial statements.

                     FSP Centennial Technology Center Corp.
                  Statements of Changes in Stockholders' Equity
               For the Years Ended December 31, 2002 and 2001 and
              For the Period August 15, 2000 (date of inception) to
                                December 31, 2000

                                                                                       Retained Deficit
                                                                      Additional        and Dividends         Total
                                        Preferred        Common         Paid in         in Excess of       Stockholders'
(in thousands, except shares)             Stock          Stock          Capital           Earnings            Equity
===========================================================================================================================

Private offering of 158 shares, net    $   --         $   --         $  14,459          $     --          $  14,459

Dividends                                  --             --                --              (124)              (124)

Net Loss                                   --             --                --              (478)              (478)
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2000                 --             --            14,459              (602)            13,857

Dividends                                  --             --                --            (1,318)            (1,318)

Net Income                                 --             --                --             1,168              1,168
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                 --             --            14,459              (752)            13,707

Dividends                                  --             --                --            (1,354)            (1,354)

Net Income                                 --             --                --             1,129              1,129
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002             $   --         $   --         $  14,459          $   (977)         $  13,482
===========================================================================================================================

                See accompanying notes to financial statements.

                     FSP Centennial Technology Center Corp.
                            Statements of Cash Flows

                                                                                            For the Period
                                                                           For the          August 15, 2000
                                                                         Years Ended    (date of inception)
                                                                         December 31,      to December 31,
(in thousands)                                                      2002           2001           2000
=============================================================================================================

Cash flows from operating activities:
   Net income (loss)                                                 $ 1,129      $ 1,168     $   (478)
   Adjustments to reconcile net income (loss) to net cash
     provided by (used for) operating activities:
     Depreciation                                                        311          312           91
   Changes in operating assets and liabilities:
       Cash-funded reserve                                                --           --         (470)
       Restricted cash                                                    --           --          (13)
       Step rent receivable                                              (79)        (131)          --
       Prepaid expenses and other assets                                  11          (16)          (3)
       Accounts payable and accrued expenses                             (22)          85           88
       Tenant security deposits                                           --           --           13
-------------------------------------------------------------------------------------------------------------

          Net cash provided by (used for) operating activities         1,350        1,418         (772)
-------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
   Purchase of real estate assets                                         --           --      (13,457)
-------------------------------------------------------------------------------------------------------------

          Net cash used for investing activities                          --           --      (13,457)
-------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
   Proceeds from sale of company stock                                    --           --       15,800
   Syndication costs                                                      --           --       (1,340)
   Dividends to stockholders                                          (1,345)      (1,114)          --
   Proceeds from long-term debt                                           --           --       13,000
   Principal payments on long-term debt                                   --           --      (13,000)
-------------------------------------------------------------------------------------------------------------

          Net cash (used for) provided by financing activities        (1,345)      (1,114)      14,460
-------------------------------------------------------------------------------------------------------------

Net increase in cash and cash equivalents                                  5          304          231

Cash and cash equivalents, beginning of year                             535          231           --
-------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of year                               $   540      $   535     $    231
=============================================================================================================

Supplemental disclosure of cash flow information:

   Cash paid for:
     Interest                                                        $    --      $    --     $    698

   Disclosure of non-cash financing activities:
     Dividends declared but not paid                                 $   338      $   329     $    125

                See accompanying notes to financial statements.

                     FSP Centennial Technology Center Corp.
                          Notes to Financial Statements

1. Organization

FSP Centennial Technology Center Corp. ("the "Company") was organized on August 15, 2000 as a Corporation under the laws of the State of Delaware to purchase, own and operate commercial buildings located in Colorado Springs, Colorado (the "Property"). The Property consists of two single story office buildings containing 110,730 total square feet of space situated on approximately 9 acres of land. The Company acquired the Property on September 28, 2000 and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

2. Summary of Significant Accounting Policies

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain information in the 2001 and 2000 financial statements have been reclassified to conform to the 2002 presentation.

REAL ESTATE  AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvement typically is provided by cash set aside at the time the property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight line method over the assets' estimated useful lives as follows:

         Category                   Years
         --------                   -----
         Building - Commercial       39
         Building Improvements      15-39
         Furniture and equipment     5-7

                     FSP Centennial Technology Center Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At December 31, 2002, no such indicators of impairment were identified.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the property. Although these funds typically are used for the payment of real estate assets and deferred leasing commissions, there is no legal restriction on their use and they may be used for any company purpose.

RESTRICTED CASH

Restricted cash consists of tenant security deposits.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically has classified its debt securities as available-for-sale.

There were no investments in marketable securities at December 31, 2002, 2001 and 2000.

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the period ended December 31, 2002 rental income was derived from various tenants. As such, future receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

The following tenants represent greater than 10% of total revenue:

                                            2002        2001        2000
    Hewlett Packard                          81%         74%         78%
    Starkey Laboratories, Inc.               12%         11%         12%

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents, cash-funded reserves and restricted cash approximate their fair values based on their short-term maturity and prevailing interest rates.

                     FSP Centennial Technology Center Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

STEP RENT RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, is $210,000, $131,000 and $0 at December 31, 2002, 2001 and 2000, respectively.

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $1,340,489 have been reported as a reduction in the Stockholders' Equity in the Company's Balance Sheet.

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial property and accounts for its leases as operating leases. Rental income from leases, which may include rent concessions (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenants. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                           Year Ended              Period Ended
 (in thousands)                           December, 31             December, 31
                                      2002            2001             2000
 ===============================================================================
 Income from leases                $   1,375       $   1,323       $     396
 Straight-line rent adjustment            79             131              --
 Reimbursable expenses                   378             363              18
 -------------------------------------------------------------------------------

      Total                        $   1,832       $   1,817       $     414
 ===============================================================================

INTEREST AND OTHER

Interest income and other income are recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

                     FSP Centennial Technology Center Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at December 31, 2002. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income. The denominator used for calculating basic and diluted net income per share is shown for preferred shares only and is as follows:

                                          Year Ended              Period Ended
                                          December 31,            December 31,
                                     2002            2001            2000
   ============================================================================
   Weighted average number of
   preferred shares outstanding      158              158            158

3. Recent Accounting Standards

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement will be effective at the beginning of 2003. The Company has reviewed the provisions of SFAS 143 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows. The Company does not have any real estate assets that it considers "held for sale" at December 30, 2002.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FASB Statements Nos. 4, 44, and 64, Amendment of SFAS 13, and Technical Corrections". This Statement rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, SFAS No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends SFAS No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement will be effective for the Company's fiscal year ending December 31, 2003. The Company has reviewed the provisions of SFAS 145 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flow.

In July 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement was effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The Company does not anticipate that the adoption of this statement will have a material effect on the Company's financial position, results of operations and cash flow.

                     FSP Centennial Technology Center Corp.
                          Notes to Financial Statements

4. Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies their requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2000, the Company incurred a net operating loss for income tax purposes of approximately $461,000 that can be carried forward until it expires in the year 2020.

At December 31, 2002, 2001 and 2000 the Company's net tax basis of properties approximates the amount set forth in the Company's Balance Sheet.

The following schedule reconciles GAAP net income to taxable income subject to dividend requirements:

                                                                            Year Ended             Period Ended
                                                                           December 31,            December 31,
       (in thousands)                                                  2002            2001            2000
                                                                  ===============================================

       GAAP net income (loss)                                       $   1,129       $   1,168       $    (478)

          Add:  Book depreciation and amortization                        311             312              91
          Less: Tax depreciation and amortization                        (303)           (304)            (70)
                Straight-line rents                                       (79)           (131)             --
                                                                  -----------------------------------------------
       Taxable income (loss) subject to dividend requirement(1)     $   1,058       $   1,045       $    (457)
                                                                  ===============================================

     (1) A tax loss is not subject to a dividend requirement.

The following schedule reconciles cash dividends paid to the dividends paid deduction:

                                                                          Year Ended              Period Ended
                                                                         December 31,             December 31,
        (in thousands)                                               2002            2001             2000
                                                                =================================================

        Cash dividends paid                                       $   1,345       $   1,114       $      --
           Less:  Dividends designated to prior year                     --              --              --
           Plus:  Dividends designated from following year               --              --              --
           Less:  Portion designated capital gain distribution           --              --              --
           Less:  Return of Capital                                    (287)            (69)             --
                                                                -------------------------------------------------
        Dividends paid deduction                                  $   1,058       $   1,045       $      --
                                                                =================================================

                     FSP Centennial Technology Center Corp.
                          Notes to Financial Statements

5. Cash Available for Distribution

The Company evaluates its performance based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the Company's activity. CAD is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and amortization, certain non-cash compensation expenses and straight line rent adjustments); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets, property and equipment ("Capital Expenditures") payments for deferred leasing commissions and payments for deferred lease origination costs; plus (less) proceeds from (payments to) cash reserves established at the acquisition date of the property (cash-funded reserves). Depreciation and amortization, non-cash compensation and straight-line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures, payments of deferred leasing commissions and payments for deferred lease origination costs and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income. CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. We believe that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the financial statements.

The calculation of CAD is shown in the following table:

                                                        December 31,
   (in thousands)                          2002           2001           2000
   =============================================================================

      Net income (loss)                 $   1,129      $   1,168      $    (478)
      Depreciation and amortization           312            312             91
      Straight line rent                      (79)          (131)            --
      Proceeds from offering of shares         --             --         14,460
      Purchase of land and building            --             --        (13,457)
      Establish funded reserve                 --             --           (470)
   -----------------------------------------------------------------------------

   Cash Available for Distribution      $   1,362      $   1,349      $     146
   =============================================================================

The Company's cash distributions are summarized as follows:

   (in thousands)
                                                 Total Cash
   Quarter Paid                                  Dividends
                                     2002           2001           2000
   ========================================================================

   First Quarter                $      329      $      124     $       --
   Second Quarter                      331             330             --
   Third Quarter                       341             330             --
   Fourth Quarter                      344             330             --
   ------------------------------------------------------------------------
     Dividends Paid             $    1,345      $    1,114     $       --
   ========================================================================

Cash distributions are declared and paid based on the total outstanding shares as of the record date and are typically paid in the quarter following the quarter that CAD is generated.

                     FSP Centennial Technology Center Corp.

                          Notes to Financial Statements

6. Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to receive any income, nor shall the Company declare or pay any cash dividends on shares of Common Stock.

7. Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the year ended December 31, 2002, 2001 and period ended December 31, 2000, fees incurred under the agreement were $17,886, $21,638 and $4,304, respectively

An acquisition fee of $316,000 and other costs totaling $51,356 were paid in 2000 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $1,264,000 were paid in 2000 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2000, the Company borrowed and repaid in full:

     Note payable to FSP, principal of $13,000,000 with interest equal to the Citizens Bank base. Interest paid to FSP was $172,744. The average interest rate during the time the loan was outstanding was 7.87%.

     A commitment fee of $513,500 was paid to FSP for obtaining the first mortgage loan. Such amount is included in interest expenses on the Statement of Operations.

                     FSP Centennial Technology Center Corp.
                          Notes to Financial Statements

8. Commitments and Contingencies

The Company, as lessor, has minimum future rentals due under non-cancelable operating leases as follows:

                                      Year Ended
(in thousands)                       December 31,             Amount
                                     ------------         ---------------

                                         2003                    $ 1,391
                                         2004                      1,305
                                         2005                      1,177
                                         2006                      1,226
                                         2007                      1,236
                                      Thereafter                   2,802
                                                          ---------------

                                                                 $ 9,137
                                                          ===============

In addition, the lessees are liable for real estate taxes and certain operating expenses of the property.

Upon acquiring the commercial rental property in September, 2000, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods range from four to ten years with renewal options.

9. Subsequent Event

The Company has entered into a merger agreement with its common shareholder, Franklin Street Properties Corp ("FSP"). In January 2003 FSP filed a proxy statement with the United States Securities and Exchange Commission indicating its intent to acquire the preferred stock interests of the Company and twelve additional REITs. The merger requires the approval of the shareholders of the Company as well as the shareholders of the twelve additional REITs and the shareholders of FSP. If approved, FSP will issue shares of its common stock in exchange for a 100% ownership interest in the Company.

                                                                    SCHEDULE III

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                                December 31, 2002

(in thousands)
                                                               Initial Cost
                                                   -----------------------------------
                                                                              Costs
                                                                           Capitalized
                                                                           (Disposals)
                                                                           Subsequent
                                     Encumbrances            Buildings &       to
Description                               (1)        Land    Improvements  Acquisition
-----------                          ------------    ----    ------------  -----------

Centennial Technology Center
   Colorado Springs, CO                        --  $ 1,305   $   12,152    $      --
                                    =============  =======   ==========    =========

(in thousands)
                                                             Historical Costs
                                     ----------------------------------------------------------------

                                                                                          Total Costs,
                                                                                             Net of     Depreciable
                                              Buildings &                   Accumulated   Accumulated       Life         Date of
Description                           Land    Improvements     Total(2)    Depreciation   Depreciation     Years       Acquisition
-----------                           ----    ------------     --------    ------------   ------------     -----       -----------

Centennial Technology Center
   Colorado Springs, CO             $  1,305  $    12,152     $ 13,457     $       714   $    12,743      15-39      September, 2000
                                    ========  ===========     ========     ===========   ===========

(1)   There are no encumbrances on the above property.

(2) The aggregate cost for Federal Income Tax purposes approximates total historical costs.

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION

The following table summarizes the changes in the Company's real estate investment and accumulated depreciation:

                                                        December 31,
(in thousands)                            2002              2001              2000
======================================================================================

Real estate investments, at cost:
   Balance, beginning of period       $  13,457        $  13,457         $      --
     Acquisitions                            --               --            13,457
     Improvements                            --               --                --
     Dispositions                            --               --                --
--------------------------------------------------------------------------------------

   Balance, end of year/period        $  13,457        $  13,457         $  13,457
======================================================================================

Accumulated depreciation:
   Balance, beginning of period       $     403        $      91         $      --
     Depreciation                           311              312                91
     Dispositions                            --               --                --
--------------------------------------------------------------------------------------

   Balance, end of year/period        $     714        $     403         $      91
======================================================================================

                            FSP CENTENNIAL TECHNOLOGY
                                  CENTER CORP.
                            (A DELAWARE CORPORATION)
                                DECEMBER 31, 2001

                                    CONTENTS
                                                                           PAGE

Independent auditors' report                                               F-161

Financial statements:

    Balance sheet                                                          F-162

    Statement of operations                                                F-163

    Statement of changes in stockholders' equity                           F-164

    Statement of cash flows                                                F-165

Notes accompanying financial statements                                    F-166

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders
FSP Centennial Technology Center Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheet of FSP Centennial Technology Center Corp. (a Delaware Corporation) as of December 31, 2001 and the related statements of operations, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Centennial Technology Center Corp. (a Delaware Corporation) at December 31, 2001, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Braver and Company, P.C.

February 1, 2002

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                            (A DELAWARE CORPORATION)
                                  BALANCE SHEET
                                DECEMBER 31, 2001

      ASSETS

Rental property, at cost:
  Land                                                             $  1,305,212
  Building                                                           12,151,941
                                                                   ------------

                                                                     13,457,153
  Less: accumulated depreciation                                        402,469
                                                                   ------------

    Rental property, net                                             13,054,684

Cash                                                                    547,460
Capital improvement reserves                                            469,500
Miscellaneous other assets                                              150,325
                                                                   ------------

    Total assets                                                     14,221,970
                                                                   ============

      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Accounts payable and accrued expenses                                 152,904
  Dividends payable                                                     328,798
  Due to affiliate                                                       20,039
  Security deposits                                                      13,148
                                                                   ------------

    Total liabilities                                                   514,889
                                                                   ------------

Stockholders' equity:
  Preferred stock, $.01 par value per share,
    authorized 158 shares, issued and outstanding 158 shares                  2
  Common stock, $.01 par value per share,
    authorized one share, issued and outstanding one share                   --
  Additional paid-in capital                                         14,459,519
  Retained deficit and dividends in excess of earnings                 (752,440)
                                                                   ------------

    Total stockholders' equity                                       13,707,081
                                                                   ------------

    Total liabilities and stockholders' equity                     $ 14,221,970
                                                                   ============

                 See accompanying notes to financial statements

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                            (A DELAWARE CORPORATION)
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

REVENUES:

  Rental income                                                       $1,816,929
  Interest                                                                37,047
                                                                      ----------

    Total revenues                                                     1,853,976
                                                                      ----------

EXPENSES:

  Administrative                                                          23,580
  Depreciation                                                           311,589
  Management fees                                                         60,949
  Operating and maintenance                                              152,872
  Taxes and insurance                                                    137,150
                                                                      ----------

    Total expenses                                                       686,140
                                                                      ----------

NET INCOME                                                            $1,167,836
                                                                      ==========

                 See accompanying notes to financial statements

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                            (A DELAWARE CORPORATION)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                          YEAR ENDED DECEMBER 31, 2001

                                                                               Retained Deficit
                                                                 Additional      and Dividends        Total
                                                                   Paid-in         in Excess       Stockholders'
                            Preferred Stock    Common Stock        Capital        of Earnings         Equity
                            ---------------    ------------      ----------       -----------         ------
Balance, December 31, 2000               2              --       14,459,519          (602,398)      13,857,123

Net income                              --              --               --         1,167,836        1,167,836

Dividends                               --              --               --        (1,317,878)      (1,317,878)
                              ------------    ------------     ------------      ------------     ------------

Balance, December 31, 2001    $          2    $         --     $ 14,459,519      $   (752,440)    $ 13,707,081
                              ============    ============     ============      ============     ============

                 See accompanying notes to financial statements

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                            (A DELAWARE CORPORATION)
                             STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES:

  Net income                                                        $ 1,167,836

Adjustments to reconcile net income to net cash
  provided by operating activities:
    Depreciation                                                        311,589
  Changes in operating assets and liabilities:
    Increase in miscellaneous other assets                             (147,121)
    Increase in accounts a able and accrued expenses                     85,004
                                                                    -----------

      Net cash provided by operating activities                       1,417,308
                                                                    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:

  Dividends paid                                                     (1,113,601)
                                                                    -----------

    Net cash used in financing activities                            (1,113,601)
                                                                    -----------

NET INCREASE IN CASH                                                    303,707

CASH BALANCE, beginning of year                                         243,753
                                                                    -----------

CASH BALANCE, end of year                                           $   547,460
                                                                    ===========

                 See accompanying notes to financial statements

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

   ORGANIZATION

   FSP Centennial Technology Center Corp. was organized on August 15, 2000 as a Corporation under the laws of the State of Delaware to purchase, own and operate commercial buildings located in Colorado Springs, Colorado (the "Property"). The Property consists of two flex office buildings containing 110,730 total square feet of space situated on approximately 9 acres of land. The Company acquired the Property on September 28, 2000 and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

   In December 2000, the Company completed a private offering of 158 shares of preferred stock at $100,000 per share.

   METHOD OF ACCOUNTING

   The Company maintains its books and records on the accrual method of accounting in accordance with generally accepted accounting principles.

   CASH AND CASH EQUIVALENTS

   For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

   INCOME TAXES

   The Company has elected and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 90% of its REIT taxable income to its shareholders and satisfies certain other requirements. Accordingly, no provision for federal or state income taxes has been included in the accompanying financial statements.

   For the year ended December 31, 2000, the Company incurred a net operating loss for income tax purposes of approximately $461,000 that can be carried forward until it expires in the year 2020.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

   SYNDICATION FEES

   Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $1,340,489, have been reported as a reduction in the Stockholders' Equity.

   REVENUE RECOGNITION

   Rental income, which includes scheduled increases over the lease term, is recognized on a straight-line basis. Income recognized on a straight-line basis differed from income that would have accrued in accordance with the leases by $130,974. Rental payments received in advance are deferred until earned.

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)

   PROPERTY AND DEPRECIATION

   Rental property is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives of 39 years for real property by use of the straight-line method for financial reporting. Depreciation was $311,589 for the year ended December 31, 2001.

2. CAPITAL STOCK:

   PREFERRED STOCK

   Each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

   The Company declared a dividend in December 2001 to holders of record on December 31, 2001. These dividends, in the amount of $328,798, were paid in 2002 and have been accrued and reflected in Stockholders' Equity.

   In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

   During 2001, a majority interest of Preferred Stockholders voted to amend the corporate charter whereby allowing the Preferred Stockholders the right to elect and make certain changes to the Board of Directors.

   COMMON STOCK

   Franklin Street Properties Corp. (FSP), formerly Franklin Street Partners Limited Partnership, is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. The Company shall not declare or pay any cash dividends on shares of Common Stock.

3. RELATED PARTY TRANSACTIONS:

   A management agreement was executed on September 28, 2000 between the Company and FSP Property Management LLC, an affiliate of the Common Shareholder. The agreement provides for a total management fee equal to 1% of collected revenues. The affiliate's portion of the fees earned and paid was $21,638 for the year ended at December 31, 2001.

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENTS

3. RELATED PARTY TRANSACTIONS: (CONTINUED)

   Franklin Street Partners Limited Partnership operated under the laws of the Commonwealth of Massachusetts. On January 1, 2002, the limited partnership merged into Franklin Street Properties Corp (FSP), the Common Shareholder, and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

4. LEASES:

   The Company, as lessor, has minimum future rentals due under a noncancellable operating lease as follows:

                            Year Ended
                            December 31,         Amount
                            ------------         ------

                                2002            1,374,415
                                2003            1,391,207
                                2004            1,304,652
                                2005            1,177,155
                                2006            1,226,393
                              Thereafter        4,038,384
                                              -----------
                                              $10,512,206
                                              ===========

   In addition, the lessees are liable for real estate taxes and operating expenses as direct expenses to the lessees.

   Upon acquiring the commercial rental property in September 2000, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods range from five to ten years with renewal options.

5. CONCENTRATIONS OF RISK:

   For the period ended December 31, 2001, more than 80% of the rental income was derived from one lessee. As such, future rental receipts are dependent upon the financial strength of the lessee and its ability to perform under the lease agreement.

   The Company maintains its cash accounts at one financial institution. The balances, at times, may exceed federally insured limits. At December 31, 2001, the Company had cash on deposit exceeding the insured limit by $922,533.

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                       For the Period from August 15, 2000
                    (date of inception) to December 31, 2000

                                    CONTENTS

--------------------------------------------------------------------------------

                                                                           Page

Independent Auditors' Report                                               F-170

Financial Statements:

     Balance Sheet                                                         F-171

     Statement of Operations                                               F-172

     Statement of Changes in Stockholders' Equity                          F-173

     Statement of Cash Flows                                               F-174

     Notes to Financial Statements                                         F-175

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders
FSP Centennial Technology Center Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheet of FSP Centennial Technology Center Corp. (a Delaware Corporation) as of December 31, 2000 and the related statements of income, changes in stockholders' equity and cash flows for the period from August 15, 2000 (date of inception) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Centennial Technology Center Corp. (a Delaware Corporation) at December 31, 2000, and the results of its operations and its cash flows for the period from August 15, 2000 (date of inception) to December 31, 2000, in conformity with generally accepted accounting principles.

/s/ Braver and Company, P.C.

January 30, 2001
(Except for Note 6, as to which the date is March 23, 2001)

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                                  Balance Sheet
                                December 31, 2000

      ASSETS

Rental property, at cost:
  Land                                                             $  1,305,212
  Building                                                           12,151,941
                                                                   ------------
                                                                     13,457,153
  Less: accumulated depreciation                                         90,880
                                                                   ------------
    Rental property, net                                             13,366,273

Cash                                                                    243,753
Capital improvement reserves                                            469,500
Miscellaneous other assets                                                3,205
                                                                   ------------

    Total assets                                                   $ 14,082,731
                                                                   ============

      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Accrued expenses                                                 $     67,900
  Due to affiliate                                                       20,039
  Tenant security deposit                                                13,148
  Dividends payable                                                     124,521
                                                                   ------------

    Total liabilities                                                   225,608
                                                                   ------------

Commitments (Notes 2, 3, & 4)

Stockholders' equity:
  Preferred stock, $.01 par value per share,
    authorized 158 shares, issued and outstanding 158 shares                  2
  Common stock, $.01 par value per share,
    authorized one share, issued and outstanding one share                   --
  Additional paid-in capital                                         14,459,519
  Retained deficit and dividends in excess of earnings                 (602,398)
                                                                   ------------

   Total stockholders' equity                                        13,857,123
                                                                   ------------

   Total liabilities and stockholders' equity                      $ 14,082,731
                                                                   ============

                 See accompanying notes to financial statements

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                             Statement of Operations
                       For the Period from August 15, 2000
                    (date of inception) to December 31, 2000

REVENUES:

  Rental income                                                       $ 414,262
  Interest                                                                4,500
                                                                      ---------

    Total revenues                                                      418,762
                                                                      ---------

EXPENSES:

  Interest                                                              698,202
  Depreciation                                                           90,880
  Administrative                                                         36,061
  Operating and maintenance                                              28,692
  Taxes and insurance                                                    26,662
  Management fees                                                        16,142
                                                                      ---------

    Total expenses                                                      896,639
                                                                      ---------

NET LOSS                                                              $(477,877)
                                                                      =========

                 See accompanying notes to financial statements

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                  Statement of Changes in Stockholders' Equity
                       For the Period from August 15, 2000
                    (date of inception) to December 31, 2000

                                                                                     Retained Deficit
                                                                       Additional      and Dividends        Total
                                                                         Paid in         in Excess       Stockholders'
                                     Preferred Stock   Common Stock      Capital        of Earnings         Equity
                                     ---------------   ------------    ----------       -----------         ------
Private offering of 158 shares, net    $          2    $         --    $ 14,459,519    $         --     $ 14,459,521

Net loss                                         --              --              --        (477,877)        (477,877)

Dividends                                        --              --              --        (124,521)        (124,521)
                                       ------------    ------------    ------------    ------------     ------------

Balance, December 31, 2000             $          2    $         --    $ 14,459,519    $   (602,398)    $ 13,857,123
                                       ============    ============    ============    ============     ============

                 See accompanying notes to financial statements

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                             Statement of Cash Flows
                       For the Period from August 15, 2000
                    (date of inception) to December 31, 2000

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                         $   (477,877)

Adjustments to reconcile net loss to net cash
  used in operating activities:
    Depreciation                                                         90,880
    Changes in operating assets and liabilities:
    Increase in miscellaneous other assets                               (3,205)
    Increase in accrued expenses                                         67,900
    Increase in due from affiliate                                       20,039
    Increase in tenant security deposits                                 13,148
                                                                   ------------
      Net cash used in operating activities                            (289,115)
                                                                   ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to capital improvement reserves                            (469,500)
  Purchase of rental property                                       (13,457,153)
                                                                   ------------
    Net cash used in investing activities                           (13,926,653)
                                                                   ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds of issuance of shares, net                                14,459,521
  Proceeds from long-term debt                                       13,000,000
  Principal payments on long-term debt                              (13,000,000)
                                                                   ------------
    Net cash provided by financing activities                        14,459,521
                                                                   ------------

NET INCREASE IN CASH                                                    243,753

CASH BALANCE, beginning of period                                            --
                                                                   ------------

CASH BALANCE, end of period                                        $    243,753
                                                                   ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW:
   Cash paid during the period for interest                        $    698,202
                                                                   ============

                 See accompanying notes to financial statements

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                          Notes to Financial Statements

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

      FSP Centennial Technology Center Corp. was organized on August 15, 2000 as a Corporation under the laws of the State of Delaware to purchase, own and operate commercial buildings located in Colorado Springs, Colorado (the "Property"). The Property consists of two flex office buildings containing 110,730 total square feet of space situated on approximately 9 acres of land. The Company acquired the Property on September 28, 2000 and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes. In December 2000, the Company completed a private offering of 158 shares of preferred stock at $100,000 per share.

METHOD OF ACCOUNTING

      The Company maintains its books and records on the accrual method of accounting in accordance with generally accepted accounting principles.

CASH AND CASH EQUIVALENTS

      For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

INCOME TAXES

      The Company has maintained and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 95% (90% for 2001) of its REIT taxable income to its shareholders and satisfies certain other requirements. For the period ended December 31, 2000, the Company incurred a net operating loss for income tax purposes of approximately $461,000 that can be carried forward until it expires in the year 2020. Accordingly, no provision for federal or state income taxes has been included in the accompanying financial statements.

USE OF ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                          Notes to Financial Statements

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

SYNDICATION FEES

      Syndication fees are selling commissions and other costs associated with the offering of the Company's preferred shares. Such costs, in the amount of $1,340,489, have been reported as a reduction of the private offering proceeds on the Statement of Changes in Stockholders' Equity.

REVENUE RECOGNITION

      Rental income, which includes scheduled increases over the lease term, is recognized on a straight-line basis. Income recognized on a straight-line basis did not materially differ from income that would have accrued in accordance with the leases. Three tenants occupied 100% of the Property with the Company's major tenant leasing over 80% of the space at December 31, 2000.

PROPERTY AND DEPRECIATION

      Rental property is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives of 39 years for real property by use of the straight-line method for financial reporting. Depreciation was $90,880 for the period ended December 31, 2000.

NOTE 2 -- CAPITAL STOCK

PREFERRED STOCK

      Each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

      The Company paid fourth quarter dividends in the amount of $124,521 during January 2001. As such, these dividends have been accrued and reflected in the Statement of Changes in Stockholders' Equity.

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                          Notes to Financial Statements

NOTE 2 -- CAPITAL STOCK (Continued)

PREFERRED STOCK -- (Continued)

      In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

      Franklin Street Partners Limited Partnership (FSP) is the sole holder of the Company's Common Stock. FSP has the right to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. The Company shall not declare or pay any cash dividends on shares of Common Stock.

NOTE 3 -- RELATED PARTY TRANSACTIONS

      A management agreement was executed on September 28, 2000 between the Company and FSP Property Management LLC, an affiliate of the Common Shareholder. The agreement provides for a total management fee equal to 3.75% of collected revenues. The affiliate's portion of the fees earned was $4,304 for the period with $0 owed at December 31, 2000.

      An acquisition fee and other costs totaling $367,356 were paid in 2000 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

      Syndication fees of $1,264,000 were paid in 2000 to an affiliate of the Common Shareholder for services related to syndication of the investor's preferred stock interest.

      During 2000, the Company borrowed and repaid in full:

      Note payable to Franklin Street Partners Limited Partnership, the Common Shareholder, principal of $13,000,000 with interest equal to the Citizens Bank base rate (7.870%). Interest paid to the affiliate was $172,744.

      A commitment fee of $513,500 was paid for obtaining the first mortgage loan. Such amount is included in interest on the Statement of Operations.

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                            (a Delaware Corporation)

                          Notes to Financial Statements

NOTE 4 -- LEASES

      The Company, as lessor, has minimum future rentals due under noncancellable operating leases as follows:

                             Year Ended
                            December 31,         Amount
                            ------------         ------
                               2001           $ 1,322,088
                               2002             1,374,415
                               2003             1,391,207
                               2004             1,304,652
                               2005             1,177,155
                            Thereafter          5,264,777
                                              -----------
                                              $11,834,294
                                              ===========

      In addition, the lessees are liable for real estate taxes and operating expenses.

      Upon acquiring the commercial rental property in September 2000, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods range from five to ten years with renewal options.

NOTE 5 -- CONCENTRATIONS OF RISK

      For the period ended December 31, 2000, more than 80% of the rental income was derived from one lessee. As such, future rental receipts are dependent upon the financial strength of the lessee and its ability to perform under the lease agreement.

      The Company maintains its cash accounts at one financial institution. The balances, at times, may exceed federally insured limits. At December 31, 2000, the Company had cash on deposit exceeding the insured limit by $677,847.

NOTE 6 -- SUBSEQUENT EVENT

      On March 23, 2001, a vote was presented to the preferred shareholders to amend the corporate charter whereby allowing the preferred shareholders the sole right to elect the directors of the Company. Such amendment would be effective on the date consent is received from a majority interest of preferred shareholders.

                             FSP Meadow Point Corp.
                              Financial Statements
                                December 31, 2002

                                Table of Contents
                                                                            Page
                                                                            ----
Financial Statements

Independent Auditor's Report.............................................. F-180

Balance Sheets as of December 31, 2002 and 2001........................... F-181

Statements of Operations for the year ended December 31, 2002 and for the period January 24, 2001 (date of inception) to
      December 31, 2001................................................... F-182

Statements of Changes in Stockholders' Equity for the year ended
      December 31, 2002 and for the period January 24, 2001 (date of inception) to December 31, 2001..................................... F-183

Statements of Cash Flows for the year ended December 31, 2002 and for the period January 24, 2001 (date of inception) to
      December 31, 2001................................................... F-184

Notes to the Financial Statements......................................... F-185

Schedule of Real Estate and Accumulated Depreciation...................... F-193

                          INDEPENDENT AUDITOR'S REPORT

To the Stockholders
FSP Meadow Point Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheets of FSP Meadow Point Corp. (a Delaware Corporation) as of December 31, 2002 and 2001, and the related statements of operations, changes in stockholders' equity and cash flows, as well as the financial statement schedule listed in the accompanying index, for the year ended December 31, 2002, and for the period from January 24, 2001 (date of inception) to December 31, 2001. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial statement schedule are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial statement schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial statement schedule referred to above present fairly, in all material respects, the financial position of FSP Meadow Point Corp. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the year ended December 31, 2002, and for the initial period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

Newton, Massachusetts
February 7, 2003

                             FSP Meadow Point Corp.
                                 Balance Sheets

                                                         December 31,  December 31,
(in thousands, except shares and par value amounts)          2002         2001
===================================================================================
Assets:

Real estate investments, at cost:
   Land                                                   $  2,126     $  2,126
   Buildings and improvements                               19,625       19,625
-----------------------------------------------------------------------------------
                                                            21,751       21,751

   Less accumulated depreciation                               902          398
-----------------------------------------------------------------------------------

Real estate investments, net                                20,849       21,353

Cash and cash equivalents                                      771          607
Cash-funded reserve                                            896          896
Restricted cash                                                271          268
Tenant rent receivable                                           5            1
Step rent receivable                                           525          267
Prepaid expenses and other assets                               22           25
-----------------------------------------------------------------------------------

     Total assets                                         $ 23,339     $ 23,417
===================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
   Accounts payable and accrued expenses                       183          130
   Dividends payable                                           562          511
   Tenant security deposits                                    271          268
-----------------------------------------------------------------------------------

     Total liabilities                                       1,016          909
-----------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:
   Preferred Stock, $.01 par value, 257.5 shares
     authorized, issued and outstanding                         --           --
   Common Stock, $.01 par value, 1 share
     authorized, issued and outstanding                         --           --
   Additional paid-in capital                               23,624       23,624
   Retained deficit and dividends in excess of earnings     (1,301)      (1,116)
-----------------------------------------------------------------------------------

     Total Stockholders' Equity                             22,323       22,508
-----------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity           $ 23,339     $ 23,417
===================================================================================

                 See accompanying notes to financial statements.

                             FSP Meadow Point Corp.
                            Statements of Operations

                                                                                   For the Period
                                                                   For the        January 24, 2001
                                                                  Year Ended    (date of inception)
                                                                 December 31,      to December 31,
(in thousands, except shares and per share amounts)                 2002                2001
====================================================================================================

Revenue:
   Rental                                                          $  3,617          $  2,788
   Interest and other                                                    30                37
----------------------------------------------------------------------------------------------------

     Total revenue                                                    3,647             2,825
----------------------------------------------------------------------------------------------------

Expenses:
   Rental operating expenses                                            863               707
   Real estate taxes and insurance                                      334               255
   Depreciation                                                         504               398
   Interest                                                              --             1,047
----------------------------------------------------------------------------------------------------

     Total expenses                                                   1,701             2,407
----------------------------------------------------------------------------------------------------

   Net income before common dividends                                 1,946               418

   Dividends paid to common shareholders prior to syndication of
     preferred shares                                                    --                13
----------------------------------------------------------------------------------------------------

   Net income attributable to preferred shareholders               $  1,946          $    405
====================================================================================================

   Weighted average number of preferred shares outstanding,
     basic and diluted                                                257.5             257.5
====================================================================================================

   Net income per preferred share, basic and diluted               $  7,557          $  1,573
====================================================================================================

                 See accompanying notes to financial statements.

                             FSP Meadow Point Corp.
                  Statements of Changes in Stockholders' Equity
                    For the Year Ended December 31, 2002 and
             For the Period January 24, 2001 (date of inception) to
                                December 31, 2001

                                                                           Retained Deficit
                                                               Additional   and Dividends       Total
                                       Preferred      Common     Paid in     in Excess of    Stockholders'
(in thousands, except shares)            Stock        Stock      Capital       Earnings         Equity
========================================================================================================

Private offering of 257.5 shares, net   $   --     $    --   $   23,624     $       --      $   23,624

Dividends                                   --          --           --         (1,534)         (1,534)

Net Income                                  --          --           --            418             418
--------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                  --          --       23,624         (1,116)         22,508

Dividends                                   --          --           --         (2,131)         (2,131)

Net Income                                  --          --           --          1,946           1,946
--------------------------------------------------------------------------------------------------------

Balance, December 31, 2002              $   --     $    --   $   23,624     $   (1,301)     $   22,323
========================================================================================================

                 See accompanying notes to financial statements.

                             FSP Meadow Point Corp.
                            Statements of Cash Flows

                                                                                      For the Period
                                                                     For the         January 24, 2001
                                                                   Year Ended      (date of inception)
                                                                  December 31,       to December 31,
(in thousands)                                                        2002                 2001
======================================================================================================

Cash flows from operating activities:
   Net income                                                   $    1,946            $      418
   Adjustments to reconcile net income to net cash
     provided by (used for) operating activities:
     Depreciation                                                      504                   398
   Changes in operating assets and liabilities:
       Cash-funded reserve                                              --                  (896)
       Restricted cash                                                  (3)                 (268)
       Tenant rent receivable                                           (4)                   (1)
       Step rent receivable                                           (258)                 (267)
       Prepaid expenses and other assets                                 3                   (25)
       Accounts payable and accrued expenses                            53                   130
       Tenant security deposits                                          3                   268
------------------------------------------------------------------------------------------------------

         Net cash provided by (used for) operating activities        2,244                  (243)
------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
   Purchase of real estate assets                                       --               (21,751)
------------------------------------------------------------------------------------------------------

         Net cash used for investing activities                         --               (21,751)
------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
   Proceeds from sale of company stock                                  --                25,750
   Syndication costs                                                    --                (2,126)
   Dividends to stockholders                                        (2,080)               (1,023)
   Proceeds from long-term debt                                         --                21,000
   Principal payments on long-term debt                                 --               (21,000)
------------------------------------------------------------------------------------------------------

         Net cash provided by (used for) financing activities       (2,080)               22,601
------------------------------------------------------------------------------------------------------

Net increase in cash and cash equivalents                              164                   607

Cash and cash equivalents, beginning of year                           607                    --
------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of year                          $      771            $      607
======================================================================================================

Supplemental disclosure of cash flow information:

   Cash paid for:
     Interest                                                   $       --            $    1,047

   Disclosure of non-cash financing activities:
     Dividends declared but not paid                            $      562            $      511

                See accompanying notes to financial statements.

                             FSP Meadow Point Corp.
                          Notes to Financial Statements

1. Organization

FSP Meadow Point Corp. (the "Company") was organized on January 24, 2001 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial office building located in Chantilly, Virginia (the "Property"). The Property consists of a five-story Class "A" suburban office building containing approximately 135,000 square feet located on approximately 6.3 acres of land. The company acquired the Property on March 15, 2001.

2. Summary of Significant Accounting Policies

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain balances in the 2001 financial statements have been reclassified to conform to the 2002 presentation.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvements typically is provided by cash set aside at the time the property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight line method over the assets' estimated useful lives as follows:

      Category                       Years
      --------                       -----
      Building - Commercial           39
      Building Improvements          15-39
      Furniture and equipment         5-7

                             FSP Meadow Point Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

The following schedule reconciles the cost of the property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheet:

           (in thousands)

           Price per Offering Memorandum                 $   21,000
           Plus: Acquisition fees paid to FSP                   515
           Plus: Other acquisition costs                        236
           ---------------------------------------------------------
             Total Acquisition Costs                     $   21,751
           =========================================================

These costs are reported in the Company's Balance Sheet as follows :

           Land                                          $    2,126
           Building                                          19,625
           ---------------------------------------------------------
             Total reported in Balance Sheet             $   21,751
           =========================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At December 31, 2002, no such indicators of impairment were identified.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the property. Although these funds typically are used for the payment of real estate assets and deferred leasing commissions, there is no legal restriction on their use and they may be used for any company purpose.

RESTRICTED CASH

Restricted cash consists of tenant security deposits.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically has classified its debt securities as available-for-sale.

There were no investments in marketable securities at December 31, 2002 and 2001.

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the year ended December 31, 2002 rental income was derived principally from one tenant, CACI, Inc. As such, future receipts are dependent upon the financial strength of the lessee and its ability to perform under the lease agreement.

                             FSP Meadow Point Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents, cash-funded reserves and restricted cash approximate their fair values based on their short-term maturity and prevailing interest rates.

STEP RENT RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, while billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, is $525,000 and $267,000 at December 31, 2002 and 2001, respectively.

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $2,126,000 have been reported as a reduction in the Stockholders' Equity in the Company's Balance Sheets.

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial property and accounts for its leases as operating leases. Rental income from leases, which may include rent concession (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenants. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                         Year Ended      Period Ended
                                        December 31,     December 31,
      (in thousands)                        2002             2001
      ==================================================================
      Income from leases                $   3,214         $  2,496
      Straight-line rent adjustment           258              267
      Reimbursable expenses                   145               25
      ------------------------------------------------------------------

           Total                        $   3,617         $  2,788
      ==================================================================

INTEREST AND OTHER

Interest income and other income are recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

                             FSP Meadow Point Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at December 31, 2002. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income. The denominator used for calculating basic and diluted net income per share is shown for preferred shares only and is as follows:

                                                 Year Ended      Period Ended
                                                December 31,     December 31,
                                                    2002             2001
      ==========================================================================
      Weighted average number of preferred
      shares outstanding                            257.5            257.5

3. Recent Accounting Standards

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement will be effective at the beginning of 2003. The Company has reviewed the provisions of SFAS 143 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows. The Company does not have any real estate assets that it considers "held for sale" at December 31, 2002.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FASB Statements Nos. 4, 44, and 64, Amendment of SFAS 13, and Technical Corrections". This Statement rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, SFAS No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends SFAS No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement will be effective for the Company's fiscal year ending December 31, 2003. The Company has reviewed the provisions of SFAS 145 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flow.

In July 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement will be effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The Company does not anticipate that the adoption of this statement will have a material effect on the Company's financial statements.

                             FSP Meadow Point Corp.
                          Notes to Financial Statements

4. Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies their requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2001, the Company incurred a net operating loss for income tax purposes of approximately $12,000 that can be carried forward until it expires in the year 2021.

The Company's net tax basis of its real estate assets approximates the amount set forth in the Company's Balance Sheets at December 31, 2002 and 2001.

The following schedule reconciles GAAP Net Income to Taxable Income subject to dividend requirements:

                                                                       Year Ended    Period Ended
                                                                      December 31,   December 31,
      (in thousands)                                                      2002           2001
      ===========================================================================================
      GAAP net income                                                   $  1,946     $   418

         Add: Book depreciation                                              504         398
              Other book/tax differences, net                                 --          12
        Less: Tax depreciation                                              (491)       (388)
               Straight-line rents                                          (258)       (267)
      -------------------------------------------------------------------------------------------
      Taxable income subject to dividend requirement                    $  1,701     $   173
      ===========================================================================================

The following schedule reconciles cash dividends paid to the dividends paid deduction:

                                                                       Year Ended    Period Ended
                                                                      December 31,   December 31,
      (in thousands)                                                      2002           2001
      ===========================================================================================
      Cash dividends paid                                               $  2,080     $  1,023
         Plus: Dividends designated from following year                       --           --
         Less: Portion designated capital gain distribution                   --           --
         Less: Return of Capital                                            (379)        (850)
      ----------------------------------------------------------------------------- -------------
      Dividends paid deduction                                          $  1,701     $    173
      ===========================================================================================

                             FSP Meadow Point Corp.
                          Notes to Financial Statements

5. Cash Available for Distribution

The Company evaluates its performance based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the Company's activity. CAD is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and amortization, certain non-cash compensation expenses and straight line rent adjustments); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets, property and equipment ("Capital Expenditures"), payments for deferred leasing commissions and payments for deferred lease origination costs; plus (less) proceeds from (payments to) cash reserves established at the acquisition date of the property (cash-funded reserves). Depreciation and amortization, non-cash compensation and straight-line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures, payments of deferred leasing commissions and payments for deferred lease origination costs and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income. CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. We believe that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the financial statements.

The calculation of CAD is shown in the following table:

                                                            Year Ended     Period Ended
                                                           December 31,    December 31,
      (in thousands)                                           2002            2001
      =====================================================================================

         Net income                                        $   1,946       $     418
         Depreciation                                            504             398
         Straight line rent                                     (258)           (267)
         Proceeds from offering of shares                         --          23,624
         Purchase of land and building and improvements           --         (21,751)
         Proceeds from (establish) funded reserve                 --            (896)
      -------------------------------------------------------------------------------------

      Cash Available for Distribution                      $   2,192       $   1,526
      =====================================================================================

The Company's cash distributions are summarized as follows:

      (in thousands)                                        Year Ended      Period Ended
                                                           December 31,     December 31,
      Quarter Paid                                             2002             2001
      =====================================================================================

      First Quarter                                        $     511       $      --
      Second Quarter                                             523              --
      Third Quarter                                              524             518
      Fourth Quarter                                             522             505
      --------------------------------------------------------------------------------------

        Dividends paid                                     $   2,080       $   1,023
      =====================================================================================

The Company declared a dividend payable to stockholders of record as of December 31, 2002 and 2001 of $562,000 and $511,000, respectively.

Cash distributions are declared and paid based on the total outstanding shares as of the record date and are typically paid in the quarter following the quarter that CAD is generated.

                             FSP Meadow Point Corp.
                          Notes to Financial Statements

6. Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all income and all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

Franklin Street Properties Corp. (FSP), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to receive any income, nor shall the Company declare or pay any cash dividends on shares of Common Stock.

7. Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the year ended December 31, 2002 and the period ended December 31, 2001, fees incurred under the agreement were $37,000 and $26,000, respectively.

An acquisition fee $515,000 and other costs totaling $108,000 were paid in 2001 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $2,060,000 were paid in 2001 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2001, the Company borrowed and repaid in full:

      Note payable to FSP, principal of $21,000,000 with interest equal to the Citizens Bank base. Interest paid to FSP was $81,000. The average interest rate during the time the loan was outstanding was 8.25%.

      A commitment fee of $966,000 was paid for obtaining the first mortgage loan. Such amount is included in interest expense on the Statement of Operations.

The Company paid a dividend of $13,000 in 2001 to the common shareholder relating to earnings of the Company prior to the completion of the offering of preferred shares.

                             FSP Meadow Point Corp.
                          Notes to Financial Statements

8. Commitments and Contingencies

The Company, as lessor, has future minimum rentals due under non-cancelable operating leases as follows:

                                                 Year Ended
(in thousands)                                   December 31,    Amount
                                                 ------------   --------

                                                    2003        $  3,294
                                                    2004           3,376
                                                    2005           3,461
                                                    2006           3,547
                                                    2007           3,636
                                                 Thereafter        7,230
                                                                --------

                                                                $ 24,544
                                                                ========

In addition, the lessees are liable for real estate taxes and certain operating expenses.

Upon acquiring the commercial rental property in March, 2001, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods range from five to ten years with renewal options.

The lease periods expire in 2009 and 2010 with renewal options.

9. Subsequent Event

The Company has entered into a merger agreement with its common shareholder, Franklin Street Properties Corp ("FSP"). In January 2003 FSP filed a proxy statement with the United States Securities and Exchange Commission indicating its intent to acquire the preferred stock interests of the Company and twelve additional REITs. The merger requires the approval of the shareholders of the Company as well as the shareholders of the twelve additional REITs and the shareholders of FSP. If approved, FSP will issue shares of its common stock in exchange for a 100% ownership interest in the Company.

                                                                    SCHEDULE III

                             FSP MEADOW POINT CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                                December 31, 2002

(in thousands)
                                                             Initial Cost
                                                 -----------------------------------
                                                                            Costs
                                                                         Capitalized
                                                                         (Disposals)
                                                                          Subsequent
                                   Encumbrances            Buildings &        to
Description                            (1)        Land     Improvements  Acquisition
                                   ------------  --------  ------------  -----------


Meadow Point, Chantilly, Virginia            --  $  2,126  $   19,625    $        --
                                   ============  ========  ===========   ===========

(in thousands)
                                                       Historical Costs
                                   ------------------------------------------------------------

                                                                                     Total
                                                                                   Costs, Net
                                                                                       of        Depreciable
                                             Buildings &             Accumulated   Accumulated       Life        Date of
Description                         Land     Improvements  Total(2)  Depreciation  Depreciation     Years      Acquisition
                                   --------  ------------  --------  ------------  ------------  -----------   -----------


Meadow Point, Chantilly, Virginia  $  2,126  $     19,625  $ 21,751   $      902    $    20,849     15-39      March, 2001
                                   ========  ============  ========   ==========    ===========

(1)   There are no encumbrances on the above properties.
(2) The aggregate cost for Federal Income Tax purposes approximates total historical costs.

                             FSP MEADOW POINT CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION

The following table summarizes the changes in the Company's real estate investment and accumulated depreciation:

                                                    December 31,
      (in thousands)                           2002            2001
      ==================================================================

      Real estate investments, at cost:
         Balance, beginning of period      $  21,751       $      --
           Acquisitions                           --          21,751
           Improvements                           --              --
           Dispositions                           --              --
      ------------------------------------------------------------------

         Balance, end of period            $  21,751       $  21,751
      ==================================================================

      Accumulated depreciation:
         Balance, beginning of period      $     398       $      --
           Depreciation                          504             398
           Dispositions                           --              --
      ------------------------------------------------------------------

         Balance, end of period            $     902       $     398
      ==================================================================

                             FSP MEADOW POINT CORP.
                            (A DELAWARE CORPORATION)
                              FINANCIAL STATEMENTS
                          PERIOD FROM JANUARY 24, 2001
                               (DATE OF INCEPTION)
                              TO DECEMBER 31, 2001

                                    CONTENTS

                                                                           PAGE

Independent auditors' report                                               F-196

Financial statements:

    Balance sheet                                                          F-197

    Statement of operations                                                F-198

    Statement of changes in stockholders' equity                           F-199

    Statement of cash flows                                                F-200

Notes accompanying financial statements                                    F-201

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders
FSP Meadow Point Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheet of FSP Meadow Point Corp. (a Delaware Corporation) as of December 31, 2001 and the related statements of operations, changes in stockholders' equity and cash flows for the period from January 24, 2001 (date of inception) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Meadow Point Corp. (a Delaware Corporation) at December 31, 2001, and the results of its operations and its cash flows for the period from January 24, 2001 (date of inception) to December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

/s/ Braver and Company, P.C.

February 1, 2002

                 FSP MEADOW POINT CORP. (A DELAWARE CORPORATION)
                                  BALANCE SHEET
                                DECEMBER 31, 2001

      ASSETS

Rental property, at cost:
  Land                                                             $  2,126,482
  Building                                                           19,624,795
                                                                   ------------

                                                                     21,751,277
  Less: accumulated depreciation                                        398,367
                                                                   ------------

    Rental property, net                                             21,352,910

Cash                                                                    874,861
Capital improvement reserves                                            895,875
Miscellaneous other assets                                              292,962
                                                                   ------------

    Total assets                                                     23,416,608
                                                                   ============

      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Accounts payable and accrued expenses                                 116,406
  Dividends payable                                                     511,138
  Due to tenants                                                          1,250
  Due to affiliate                                                       11,660
  Security deposits                                                     268,193
                                                                   ------------

    Total liabilities                                                   908,647
                                                                   ------------

Stockholders' equity:
  Preferred stock, $.01 par value per share;
    authorized 257.5 shares; issued and outstanding 257.5 shares              3
  Common stock, $.01 par value per share;
    authorized one share; issued and outstanding one share                   --
  Additional paid-in capital                                         23,624,289
  Retained deficit and dividends in excess of earnings               (1,116,331)
                                                                   ------------

    Total stockholders' equity                                       22,507,961
                                                                   ------------

    Total liabilities and stockholders' equity                     $ 23,416,608
                                                                   ============

                 See accompanying notes to financial statements

                             FSP MEADOW POINT CORP.
                            (A DELAWARE CORPORATION)
                             STATEMENT OF OPERATIONS
      PERIOD FROM JANUARY 24, 2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001

REVENUES:

  Rental income                                                       $2,787,784
  Interest                                                                36,947
                                                                      ----------

    Total revenues                                                     2,824,731
                                                                      ----------

EXPENSES:

  Administrative                                                         194,347
  Depreciation                                                           398,367
  Interest                                                             1,047,291
  Management fees                                                        100,085
  Operating and maintenance                                              411,492
  Taxes and insurance                                                    254,712
                                                                      ----------

    Total expenses                                                     2,406,294
                                                                      ----------

NET INCOME                                                            $  418,437
                                                                      ==========

                 See accompanying notes to financial statements

                             FSP MEADOW POINT CORP.
                            (A DELAWARE CORPORATION)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
      PERIOD FROM JANUARY 24, 2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001

                                                                                         Retained Deficit
                                                                           Additional      and Dividends        Total
                                                                             Paid-in         in Excess       Stockholders'
                                       Preferred Stock   Common Stock        Capital        of Earnings         Equity
                                       ---------------   ------------      ----------       -----------         ------
Private offering of 257.5 shares, net    $          3    $         --     $ 23,624,289     $         --     $ 23,624,292

Net income                                         --              --              --           418,437          418,437

Dividends                                          --              --              --        (1,534,768)      (1,534,768)
                                         ------------    ------------     ------------     ------------     ------------

Balance, December 31, 2001               $          3    $         --     $ 23,624,289     $ (1,116,331)    $ 22,507,961
                                         ============    ============     ============     ============     ============

                 See accompanying notes to financial statements

                             FSP MEADOW POINT CORP.
                            (A DELAWARE CORPORATION)
                             STATEMENT OF CASH FLOWS
      PERIOD FROM JANUARY 24, 2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES:

  Net Income                                                       $    418,437

Adjustments to reconcile net loss to net cash
  provided by operating activities:
    Depreciation                                                        398,367
  Changes in operating assets and liabilities:
    Increase in miscellaneous other assets                             (292,962)
    Increase in accounts payable and accrued expenses                   116,406
    Increase in due to tenants                                            1,250
    Increase in due to affiliates                                        11,660
    Increase in security deposits                                       268,193
                                                                   ------------

      Net cash provided by operating activities                         921,351
                                                                   ------------

CASH FLOWS FROM INVESTING ACTIVITIES:

  Additions to capital improvement reserves                            (895,875)
  Purchase of rental property                                       (21,751,277)
                                                                   ------------

      Net cash used in investing activities                         (22,647,152)
                                                                   ------------

CASH FLOWS FROM FINANCING ACTIVITIES:

  Proceeds of issuance of shares                                     25,750,003
  Syndication costs incurred                                         (2,125,711)
  Dividends paid                                                     (1,023,630)
  Proceeds from promissory note                                      21,000,000
  Repayment of promissory note                                      (21,000,000)
                                                                   ------------

      Net cash provided by financing activities                      22,600,662
                                                                   ------------

NET INCREASE IN CASH                                                    874,861

CASH BALANCE, beginning of period                                            --
                                                                   ------------

CASH BALANCE, end of period                                        $    874,861
                                                                   ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW:
  Cash paid during the period for interest                         $  1,047,291
                                                                   ============

                 See accompanying notes to financial statements

                             FSP MEADOW POINT CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENT

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    ORGANIZATION

    FSP Meadow Point Corp. was organized on January 24, 2001 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial building located in Chantilly, Virginia (the "Property"). The Property consists of a five-story Class "A" suburban office building containing 134,850 square feet located on approximately 6.3 acres of land. The Company acquired the Property on March 15, 2001 and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

    In March 2001, the Company completed a private offering of 257.5 shares of preferred stock at $100,000 per share.

    METHOD OF ACCOUNTING

    The Company maintains its books and records on the accrual method of accounting in accordance with generally accepted accounting principles.

    CASH AND CASH EQUIVALENTS

    For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

    INCOME TAXES

    The Company has elected and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 90% of its REIT taxable income to its shareholders and satisfies certain other requirements. Accordingly, no provision for federal or state income taxes has been included in the accompanying financial statements.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

    SYNDICATION FEES

    Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $2,125,708 have been reported as a reduction in the Stockholders' Equity.

    REVENUE RECOGNITION

    Rental income, which includes scheduled increases over the lease term, is recognized on a straight-line basis. Income recognized on a straight-line basis, differed from income that would have accrued in accordance with the lease by $267,172 in 2001.

                             FSP MEADOW POINT CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENT

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)

    PROPERTY AND DEPRECIATION

    Rental property is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives of 39 years for real property by use of the straight-line method for financial reporting. Depreciation was $398,367 for the period ended December 31, 2001.

2.  CAPITAL STOCK:

    PREFERRED STOCK

    Each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the. holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

    The Company declared a dividend in December 2001 to holders on record on December 31, 2001. These dividends, in the amount of $511,138, were paid in 2002 and have been accrued and reflected in Stockholders' Equity.

    In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter, and vote on the election and certain changes to the Board of Directors. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have the right, as one class together with the holder of Common Stock, to vote to elect the directors of the company. Holders of Shares have no redemption or conversion rights.

    COMMON STOCK

    Franklin Street Properties Corp. (FSP), formerly Franklin Street Partners Limited Partnership, is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. After completion of the offering of Shares, the Company shall not declare or pay any cash dividends on shares of Common Stock.

3.  RELATED PARTY TRANSACTIONS:

    A management agreement was executed on March 15, 2001 between the Company and FSP Property Management LLC, an affiliate of the Common Shareholder. The agreement provides for a total management fee equal to 1% of collected revenues. The affiliate's portion of the fees earned and paid was $25,552 for the period ended December 31, 2001.

    Acquisition fee and other costs totaling $623,212 were paid in 2001 to an affiliate of the Common Shareholder. Such fees are included in the cost of the real estate,

                             FSP MEADOW POINT CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENT

3.  RELATED PARTY TRANSACTIONS: (CONTINUED)

    Syndication fees of $2,060,000 were paid in 2001 to an affiliate of the Common Shareholder for services related to syndication of the investor's preferred stock interest.

    A cash dividend in the amount of $13,200 during 2001 was paid to the Common Shareholder prior to the completion of the offering of Shares.

    A commitment fee of $965,625 was paid to an affiliate of the Common Shareholder for obtaining the first mortgage loan. Such amount is included in interest on the Statement of Operations.

    During 2001, the Company borrowed and repaid in full a note payable to Franklin Street Partners Limited Partnership, the Common Shareholder, principal of $21,000,000 with interest equal to the Citizens Bank of Massachusetts base rate. Interest paid to the affiliate was $81,667.

    Franklin Street Partners Limited Partnership operated under the laws of the Commonwealth of Massachusetts. On January 1, 2002, the limited partnership merged into Franklin Street Properties Corp (FSP), the Common Shareholder, and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

4.  LEASES:

    The Company, as lessor, has minimum future rentals due under noncancellable operating leases as follows:

                             Year Ended
                            December 31,         Amount
                            ------------         ------

                               2002           $ 3,213,525
                               2003             3,294,132
                               2004             3,376,198
                               2005             3,460,831
                               2006             3,546,923
                             Thereafter        10,866,844
                                              -----------
                                              $27,758,453
                                              ===========

    In addition, the lessees are liable for real estate taxes and operating expenses as direct operating expenses to the lessees.

    Upon acquiring the commercial rental property in March 2001, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods range from five to ten years with renewal options.

5.  CONCENTRATIONS OF RISK:

    For the period ended December 31, 2001, 99% of the rental income was derived from one lessee. As such, future rental receipts are dependent upon the financial strength of the lessee and its ability to perform under the lease agreement.

    The Company maintains its cash accounts at one financial institution. The balances, at times, may exceed federally insured limits. At December 31, 2001, the Company had cash on deposit exceeding the insured limit by $1,688,070.

                              FSP Timberlake Corp.
                              Financial Statements
                                December 31, 2002

                                Table of Contents
                                                                            Page
                                                                            ----
Financial Statements

Independent Auditor's Report ............................................. F-205

Balance Sheets as of December 31, 2002 and 2001 .......................... F-206

Statements of Operations for the year ended December 31, 2002 and for the period April 16, 2001 (date of inception) to December 31, 2001 . F-207

Statements of Changes in Stockholders' Equity for the year ended
      December 31, 2002 and for the period April 16, 2001
      (date of inception) to December 31, 2001 ........................... F-208

Statements of Cash Flows for the year ended December 31, 2002 and for the period April 16, 2001 (date of inception) to December 31, 2001 . F-209

Notes to the Financial Statements ........................................ F-210

Schedule of Real Estate and Accumulated Depreciation ..................... F-219

                          INDEPENDENT AUDITOR'S REPORT

To the Stockholders
FSP Timberlake Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheets of FSP Timberlake Corp. (a Delaware Corporation) as of December 31, 2002 and 2001, and the related statements of operations, changes in stockholders' equity and cash flows, as well as the financial statement schedule listed in the accompanying index, for the year ended December 31, 2002, and for the period from April 16, 2001 (date of inception) to December 31, 2001. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial statement schedule are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial statement schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial statement schedule referred to above present fairly, in all material respects, the financial position of FSP Timberlake Corp. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the year ended December 31, 2002, and for the initial period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

Newton, Massachusetts
February 7, 2003

                              FSP Timberlake Corp.
                                 Balance Sheets

                                                                                       December 31,
(in thousands, except shares and par value amounts)                                  2002        2001
=======================================================================================================

Assets:

Real estate investments, at cost:
   Land                                                                            $  2,831    $  2,831
   Buildings and improvements                                                        40,714      40,714
-------------------------------------------------------------------------------------------------------
                                                                                     43,545      43,545

   Less accumulated depreciation                                                      1,696         652
-------------------------------------------------------------------------------------------------------

     Real estate investments, net                                                    41,849      42,893

Cash and cash equivalents                                                             1,201         948
Cash - funded reserve                                                                 1,759       1,787
Restricted cash                                                                           8           8
Tenant rent receivable                                                                   64         149
Step rent receivable                                                                    470         185
Prepaid expenses and other assets                                                         7          13
Deferred leasing commissions costs, net of accumulated amortization of $4 and $0         24          --
-------------------------------------------------------------------------------------------------------

     Total assets                                                                  $ 45,382    $ 45,983
=======================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
   Accounts payable and accrued expenses                                                 92          80
   Dividends payable                                                                  1,129       1,021
   Tenant security deposits                                                               8           8
-------------------------------------------------------------------------------------------------------

     Total liabilities                                                                1,229       1,109
-------------------------------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:
   Preferred Stock, $.01 par value, 515 shares                                           --          --
     authorized, issued and outstanding
   Common Stock, $.01 par value, 1 share                                                 --          --
     authorized, issued and outstanding
   Additional paid-in capital                                                        47,253      47,253
   Retained deficit and dividends in excess of earnings                              (3,100)     (2,379)
-------------------------------------------------------------------------------------------------------

     Total Stockholders' Equity                                                      44,153      44,874
-------------------------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity                                    $ 45,382    $ 45,983
=======================================================================================================

                See accompanying notes to financial statements.

                              FSP Timberlake Corp.
                            Statements of Operations

                                                                                                         For the Period
                                                                                       For the           April 16, 2001
                                                                                     Year Ended      (date of inception) to
(in thousands, except shares and per share amounts)                               December 31, 2002     December 31, 2001
===========================================================================================================================

Revenue:
   Rental                                                                               $6,155               $ 3,641
   Interest and other                                                                       43                    45
---------------------------------------------------------------------------------------------------------------------------

     Total revenue                                                                       6,198                 3,686
---------------------------------------------------------------------------------------------------------------------------

Expenses:
   Rental operating expenses                                                               896                   546
   Real estate taxes and insurance                                                         804                   479
   Depreciation and amortization                                                         1,048                   652
   Interest                                                                                 --                 2,060
---------------------------------------------------------------------------------------------------------------------------

     Total expenses                                                                      2,748                 3,737
---------------------------------------------------------------------------------------------------------------------------

   Net income (loss) before common dividends                                             3,450                   (51)

   Dividends paid to common shareholders prior to syndication of preferred shares           --                    90
---------------------------------------------------------------------------------------------------------------------------

   Net income (loss) attributable to preferred shareholders                             $3,450               $  (141)
===========================================================================================================================

   Weighted average number of preferred shares outstanding,
     basic and diluted                                                                     515                   515
===========================================================================================================================

   Net income (loss) per preferred share, basic and diluted                             $6,699               $  (274)
===========================================================================================================================

                See accompanying notes to financial statements.

                              FSP Timberlake Corp.
                  Statements of Changes in Stockholders' Equity
                    For the Year Ended December 31, 2002 and
                For the Period April 16, 2001 (date of inception)
                              to December 31, 2001

                                                                                    Retained Deficit
                                                                     Additional       and Dividends        Total
                                        Preferred       Common         Paid in        in Excess of      Stockholders'
(in thousands, except shares)             Stock          Stock         Capital          Earnings           Equity
=======================================================================================================================

Private offering of 515 shares, net    $       -      $     -      $     47,253      $        --       $     47,253

Dividends                                      -            -                -            (2,328)            (2,328)

Net Loss                                       -            -                -               (51)               (51)
-----------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                     -            -            47,253            (2,379)            44,874

Dividends                                      -            -                -            (4,171)            (4,171)

Net Income                                     -            -                -             3,450              3,450
-----------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002             $       -      $     -      $     47,253      $     (3,100)      $     44,153
=======================================================================================================================

                 See accompanying notes to financial statements.

                              FSP Timberlake Corp.
                            Statements of Cash Flows

                                                                                        For the Period
                                                                      For the           April 16, 2001
                                                                    Year Ended      (date of inception) to
(in thousands)                                                   December 31, 2002     December 31, 2001
==========================================================================================================

Cash flows from operating activities:
   Net income (loss)                                                  $ 3,450             $    (51)
   Adjustments to reconcile net income (loss) to net cash
     provided by (used for) operating activities:
     Depreciation and amortization                                      1,048                  652
Changes in operating assets and liabilities:
       Cash-funded reserve                                                 28               (1,787)
       Restricted cash                                                     --                   (8)
       Tenant rent receivable                                              85                 (149)
       Step rent receivable                                              (285)                (185)
       Prepaid expenses and other assets                                    6                  (13)
       Payment of deferred leasing commissions                            (28)                  --
       Accounts payable and accrued expenses                               12                   80
       Tenant security deposits                                            --                    8
----------------------------------------------------------------------------------------------------------

         Net cash provided by (used for) operating activities           4,316               (1,453)
----------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
   Purchase of real estate assets                                          --              (43,545)
----------------------------------------------------------------------------------------------------------

         Net cash used for investing activities                            --              (43,545)
----------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
   Proceeds from sale of company stock                                     --               51,500
   Syndication costs                                                       --               (4,247)
   Dividends to stockholders                                           (4,063)              (1,307)
   Proceeds from long-term debt                                            --               42,150
   Principal payments on long-term debt                                    --              (42,150)
----------------------------------------------------------------------------------------------------------

         Net cash provided by (used for) financing activities          (4,063)              45,946
----------------------------------------------------------------------------------------------------------

Net increase in cash and cash equivalents                                 253                  948

Cash and cash equivalents, beginning of year                              948                   --

Cash and cash equivalents, end of year                                $ 1,201             $    948
==========================================================================================================

Supplemental disclosure of cash flow information:

   Cash paid for:
     Interest                                                         $    --             $  2,060

   Disclosure of non-cash financing activities:
     Dividends declared but not paid                                  $ 1,129             $  1,021

                 See accompanying notes to financial statements.

                              FSP Timberlake Corp.
                          Notes to Financial Statements

1. Organization

FSP Timberlake Corp. (the "Company") was organized on April 16, 2001 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial office building located in Chesterfield, Missouri (the "Property"). The Property consists of two five-story Class "A" suburban office buildings that contains approximately 233,000 square feet of space situated on approximately
11.5 acres of land. The Company acquired the Property on May 24, 2001.

2. Summary of Significant Accounting Policies

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain balances in the 2001 financial statements have been reclassified to conform to the 2002 presentation.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvement typically is provided by cash set aside at the time the property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight line method over the assets' estimated useful lives as follows:

      Category                           Years
      --------                           -----
      Building - Commercial                39
      Building Improvements              15-39
      Furniture and equipment             5-7

                              FSP Timberlake Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

The following schedule reconciles the cost of the property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheet:

      (in thousands)

      Price per Offering Memorandum                        $      42,150
      Plus:  Acquisition fees                                      1,030
      Plus:  Other acquisition costs                                 365
      -----------------------------------------------------------------------
        Total Acquisition Costs                            $      43,545
      =======================================================================

These costs are reported in the Company's Balance Sheet as follows :

      Land                                                 $       2,831
      Building                                                    40,714
      -----------------------------------------------------------------------
        Total reported in Balance Sheet                    $      43,545
      =======================================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At December 31, 2002, no such indicators of impairment were identified.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the property. Although these funds typically are used for the payment of real estate assets and deferred leasing commissions, there is no legal restriction on their use and they may be used for any company purpose.

RESTRICTED CASH

Restricted cash consists of tenant security deposits.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically has classified its debt securities as available-for-sale.

There were no investments in marketable securities at December 31, 2002 and 2001.

                              FSP Timberlake Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the year ended December 31, 2002 and period ended December 31, 2001 rental income was derived from various tenants. As such, future receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

The following tenants represent greater than 10% of total revenue:

                                                      2002        2001
      AMDOCS, Inc.                                    57%         51%
      ReinsuranceGroup of America, Inc.               41%         41%

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents, cash-funded reserves and restricted cash approximate their fair values based on their short-term maturity and prevailing interest rates.

STEP RENT RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, is $470,000 and $185,000 at December 31, 2002 and 2001, respectively.

DEFERRED LEASING COMMISSIONS

Deferred leasing commissions represent external leasing costs incurred in the leasing of commercial space. These costs are capitalized and are amortized on a straight-line basis over the remaining life of the related lease. Amortization expense was approximately $4,000 and $0 for the years ended December 31, 2002 and 2001, respectively.

Payments for deferred leasing commission in 2002 amounted to $28,000 which is being amortized over the weighted-average period of four years in respect of the lease. Details of the deferred lease origination costs as of December 31, 2002:

      Cost                                    $    28,000
      Accumulated amortization                      4,000
                                              -----------
      Book value                              $    24,000
                                              ===========

The estimated annual amortization expense for the years succeeding December 31, 2002 are as follows:

      2003                                    $     7,000
      2004                                    $     7,000
      2005                                    $     7,000
      2006                                    $     3,000

                              FSP Timberlake Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $4,247,000 have been reported as a reduction in the Stockholders' Equity in the Company's Balance Sheets.

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial property and accounts for its leases as operating leases. Rental income from leases, which may include rent concessions (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenants. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                                   Year Ended      Period Ended
                                                  December 31,     December, 31
      (in thousands)                                  2002             2001
      ==========================================================================
      Income from leases                          $     4,989      $      2,937
      Straight-line rent adjustment                       285             185
      Reimbursable expenses and other                     881             519
      --------------------------------------------------------------------------

           Total                                  $     6,155      $      3,641
      ==========================================================================

INTEREST AND OTHER

Interest income and other income are recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at December 31, 2002 and 2001. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income. The denominator used for calculating basic and diluted net income per share is shown for preferred shares only and is as follows:

                                                   Year Ended      Period Ended
                                                  December 31,     December 31,
                                                      2002             2001
      ==========================================================================
      Weighted average number of preferred
      shares outstanding                              515              515

                              FSP Timberlake Corp.
                          Notes to Financial Statements

3. Recent Accounting Standards

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement will be effective at the beginning of 2003. The Company has reviewed the provisions of SFAS 143 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows. The Company does not have any real estate assets that it considers "held for sale" at December 31, 2002.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FASB Statements Nos. 4, 44, and 64, Amendment of SFAS 13, and Technical Corrections". This Statement rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, SFAS No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends SFAS No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement will be effective for the Company's fiscal year ending December 31, 2003. The Company has reviewed the provisions of SFAS 145 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

In July 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement was effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The Company does not anticipate that the adoption of this statement will have a material effect on the Company's financial statements.

4. Income Taxes

The Company has elected to be taxed as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies these requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2001, the Company incurred a net operating loss for income tax purposes of approximately $216,000 that can be carried forward until it expires in the year 2021.

The Company's net tax basis of its real estate assets approximates the amount set forth in the Company's Balance Sheet at December 31, 2002 and 2001.

                              FSP Timberlake Corp.
                          Notes to Financial Statements

4. Income Taxes (continued)

The following schedule reconciles GAAP Net Income to Taxable Income subject to dividend requirements:

                                                                        Year Ended      Period Ended
                                                                       December 31,     December 31,
      (in thousands)                                                       2002             2001
      ================================================================================================

      GAAP net income (loss)                                           $      3,450    $        (51)

         Add:  Book depreciation and amortization                             1,048             652
               Other book/tax differences, net                                   --              23
         Less: Tax depreciation and amortization                             (1,021)           (636)
               Straight-line rents                                             (285)           (185)
      ------------------------------------------------------------------------------------------------
      Taxable income (loss) subject to dividend requirement(1)         $      3,192    $       (197)
      ================================================================================================

      (1) A tax loss is not subject to a dividend requirement.

The following schedule reconciles cash dividends paid to the dividends paid deduction:

                                                                       Year Ended      Period Ended
                                                                      December 31,     December 31,
      (in thousands)                                                      2002             2001
      ================================================================================================

      Cash dividends paid                                              $    4,063      $    1,307
         Plus:  Dividends designated from following year                       --              --
         Less:  Portion designated capital gain distribution                   --              --
         Less:  Return of Capital                                            (871)         (1,307)
      ------------------------------------------------------------------------------------------------
      Dividends paid deduction                                         $    3,192     $        --
      ================================================================================================

5. Cash Available for Distribution

The Company evaluates its performance based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the Company's activity. CAD is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and amortization, certain non-cash compensation expenses and straight line rent adjustments); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets, property and equipment ("Capital Expenditures") payments for deferred leasing commissions and payments for deferred lease origination costs; plus (less) proceeds from (payments to) cash reserves established at the acquisition date of the property (cash-funded reserves). Depreciation and amortization, non-cash compensation and straight-line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures, payments of deferred leasing commissions and payments for deferred lease origination costs and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income. CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. We believe that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the financial statements.

                              FSP Timberlake Corp.
                          Notes to Financial Statements

5. Cash Available for Distribution (continued)

The calculation of CAD is shown in the following table:

                                                            Year Ended     Period Ended
                                                           December 31,    December 31,
      (in thousands)                                           2002            2001
      =====================================================================================

         Net income (loss)                                 $   3,450       $     (51)
         Depreciation and amortization                         1,048             652
         Straight line rent                                     (285)           (185)
         Proceeds from offering of shares                         --          47,253
         Purchase of land and building and improvements           --         (43,545)
         Payment of deferred leasing commissions                 (28)             --
         Proceeds from (establish) funded reserve                 28          (1,787)
      -------------------------------------------------------------------------------------

      Cash Available for Distribution                      $   4,213       $   2,337
      =====================================================================================

The Company's cash distributions are summarized as follows:

      (in thousands)                               Year Ended     Period Ended
                                                  December 31,    December 31,
      Quarter Paid                                    2002            2001
      ==========================================================================

      First Quarter                              $    1,021     $       --
      Second Quarter                                  1,008             --
      Third Quarter                                     989            295
      Fourth Quarter                                  1,045          1,012
      --------------------------------------------------------------------------

        Dividends paid                           $    4,063     $    1,307
      ==========================================================================

Cash distributions are declared and paid based on the total outstanding shares as of the record date and are typically paid in the quarter following the quarter that CAD is generated.

6. Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all income and all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

                              FSP Timberlake Corp.
                          Notes to Financial Statements

6. Capital Stock (continued)

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to receive any income, nor shall the Company declare or pay any cash dividends on shares of Common Stock.

7.   Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the year ended December 31, 2002 and period ended December 31, 2001, fees incurred under the agreement were $60,000 and $33,000, respectively.

An acquisition fee of $1,030,000 and other costs totaling $240,000 were paid in 2001 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $4,120,000 were paid in 2001 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2001, the Company borrowed and repaid in full:

     Note payable to FSP, principal of $42,150,000 with interest equal to the Citizens Bank base. Interest paid to FSP was $128,000. The average interest rate during the time the loan was outstanding was 6.25%.

     A commitment fee of $1,931,000 was paid for obtaining the first mortgage loan. Such amount is included in interest expense on the Statement of Operations.

The Company paid dividends of $90,000 in 2001, to the common shareholder relating to earnings of the Company prior to the completion of the offering of preferred shares.

8. Commitments and Contingencies

The Company, as lessor, has future minimum rentals due under non-cancelable operating leases as follows:

                                            Year Ended
      (in thousands)                       December 31,           Amount
                                           ------------         ---------

                                               2003             $  5,263
                                               2004                5,263
                                               2005                5,318
                                               2006                3,580
                                               2007                2,307
                                            Thereafter             3,947
                                                                ---------
                                                                $ 25,678
                                                                =========

In addition, the lessees are liable for real estate taxes and certain operating expenses of the property.

Upon acquiring the commercial rental property in May, 2001, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods expire from 2004 through 2009 with renewal options.

                              FSP Timberlake Corp.
                          Notes to Financial Statements

9. Subsequent Event

The Company has entered into a merger agreement with its common shareholder, Franklin Street Properties Corp ("FSP"). In January 2003 FSP filed a proxy statement with the United States Securities and Exchange Commission indicating its intent to acquire the preferred stock interests of the Company and twelve additional REITs. The merger requires the approval of the shareholders of the Company as well as the shareholders of the twelve additional REITs and the shareholders of FSP. If approved, FSP will issue shares of its common stock in exchange for a 100% ownership interest in the Company.

                                                                    SCHEDULE III

                              FSP TIMBERLAKE CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                                December 31, 2002

(in thousands)
                                                                Initial Cost
                                                    ------------------------------------
                                                                                Costs
                                                                             Capitalized
                                                                             (Disposals)
                                                                              Subsequent
                                      Encumbrances             Buildings &        to
Description                               (1)          Land    Improvements  Acquisition
                                      ------------     ----    ------------  -----------


Timberlake, Chesterfield, Missouri             --   $  2,831   $   40,714     $      --
                                      ===========   ========   ==========     =========

(in thousands)
                                                          Historical Costs
                                       -------------------------------------------------------------

                                                                                          Total
                                                                                        Costs, Net
                                                                                            of        Depreciable
                                                 Buildings &              Accumulated   Accumulated       Life        Date of
Description                             Land     Improvements   Total(2)  Depreciation  Depreciation     Years      Acquisition
                                        ----     ------------   --------  ------------  ------------  -----------   -----------


Timberlake, Chesterfield, Missouri     $  2,831  $     40,714   $ 43,545   $     1,696   $    41,849     15-39      May, 2001
                                       ========  ============   ========   ===========   ===========

(1)   There are no encumbrances on the above property.
(2) The aggregate cost for Federal Income Tax purposes approximates the total historical cost.

                              FSP TIMBERLAKE CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION

The following table summarizes the changes in the Company's real estate investment and accumulated depreciation:

                                                         December 31,
(in thousands)                                       2002            2001
===============================================================================

Real estate investments, at cost:
   Balance, beginning of period                  $  43,545       $      --
     Acquisitions                                       --          43,545
     Improvements                                       --              --
     Dispositions                                       --              --
-------------------------------------------------------------------------------

   Balance, end of period                        $  43,545       $  43,545
===============================================================================

Accumulated depreciation:
   Balance, beginning of period                  $     652       $      --
     Depreciation                                    1,044             652
     Dispositions                                       --              --
-------------------------------------------------------------------------------

   Balance, end of period                        $   1,696       $     652
===============================================================================

                              FSP TIMBERLAKE CORP.
                            (A DELAWARE CORPORATION)
                              FINANCIAL STATEMENTS
                           PERIOD FROM APRIL 16, 2001
                               (DATE OF INCEPTION)
                              TO DECEMBER 31, 2001

                                    CONTENTS

                                                                           PAGE

Independent auditors' report                                               F-222

Financial statements:

    Balance sheet                                                          F-223

    Statement of operations                                                F-224

    Statement of changes in stockholders' equity                           F-225

    Statement of cash flows                                                F-226

Notes accompanying financial statements                                    F-227

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders
FSP Timberlake Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheet of FSP Timberlake Corp. (a Delaware Corporation) as of December 31, 2001 and the related statements of operations, changes in stockholders' equity and cash flows for the period from April 16, 2001 (date of inception) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Timberlake Corp. (a Delaware Corporation) at December 31, 2001, and the results of its operations and its cash flows for the period from April 16, 2001 (date of inception) to December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

/s/ Braver and Company, P.C.

February 1, 2002

                              FSP TIMBERLAKE CORP.
                            (A DELAWARE CORPORATION)
                                  BALANCE SHEET
                                DECEMBER 31, 2001

      ASSETS

Rental property, at cost:
  Land                                                             $  2,830,955
  Building                                                           40,714,281
                                                                   ------------

                                                                     43,545,236
  Less: accumulated depreciation                                        652,472
                                                                   ------------

    Rental property, net                                             42,892,764

Cash                                                                    956,682
Capital improvement reserves                                          1,786,750
Miscellaneous other assets                                              347,030
                                                                   ------------

    Total assets                                                   $ 45,983,226
                                                                   ============

      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Accounts payable and accrued expenses                            $     79,510
  Dividends payable                                                   1,021,245
  Security deposits                                                       8,460
                                                                   ------------

    Total liabilities                                                 1,109,215
                                                                   ------------

Stockholders' equity:
  Preferred stock, $.01 par value per share,
    authorized 515 shares, issued and outstanding 515 shares                  5
  Common stock, $.01 par value per share,
    authorized one share, issued and outstanding one share                   --
  Additional paid-in capital                                         47,253,001
  Retained deficit and dividends in excess of earnings               (2,378,995)
                                                                   ------------

   Total stockholders' equity                                        44,874,011
                                                                   ------------

   Total liabilities and stockholders' equity                      $ 45,983,226
                                                                   ============

                 See accompanying notes to financial statements

                              FSP TIMBERLAKE CORP.
                            (A DELAWARE CORPORATION)
                             STATEMENT OF OPERATIONS
       PERIOD FROM APRIL 16, 2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001

REVENUES:

  Rental income                                                     $ 3,641,086
  Interest                                                               44,887
                                                                    -----------

    Total revenues                                                    3,685,973
                                                                    -----------

EXPENSES:

  Administrative                                                         57,515
  Depreciation                                                          652,472
  Interest                                                            2,059,612
  Management fees                                                        77,502
  Operating and maintenance                                             410,426
  Taxes and insurance                                                   479,375
                                                                    -----------

    Total expenses                                                    3,736,902
                                                                    -----------

NET LOSS                                                            $   (50,929)
                                                                    ===========

                 See accompanying notes to financial statements

                              FSP TIMBERLAKE CORP.
                            (A DELAWARE CORPORATION)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
       PERIOD FROM APRIL 16, 2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001

                                                                                      Retained Deficit
                                                                        Additional      and Dividends        Total
                                                                          Paid-in         in Excess       Stockholders'
                                     Preferred Stock    Common Stock      Capital        of Earnings         Equity
                                     ---------------    ------------    ----------       -----------         ------
Private offering of 515 shares, net    $          5    $          --    $ 47,253,001    $         --     $ 47,253,006

Net loss                                         --               --              --         (50,929)         (50,929)

Dividends                                        --               --              --      (2,328,066)      (2,328,066)
                                       ------------    -------------    ------------    ------------     ------------
Balance, December 31, 2001             $          5    $          --    $ 47,253,001    $ (2,378,995)    $ 44,874,011
                                       ============    =============    ============    ============     ============

                 See accompanying notes to financial statements

                              FSP TIMBERLAKE CORP.
                            (A DELAWARE CORPORATION)
                             STATEMENT OF CASH FLOWS
         PERIOD APRIL 16, 2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                         $    (50,929)

Adjustments to reconcile net loss to net cash
  provided by operating activities:
    Depreciation                                                        652,472
  Changes in operating assets and liabilities:
    Increase in miscellaneous other assets                             (347,030)
    Increase in accounts payable and accrued expenses                    79,510
    Increase in security deposits                                         8,460
                                                                   ------------

      Net cash provided by operating activities                         342,483
                                                                   ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to capital improvement reserves                          (1,786,750)
  Purchase of rental property                                       (43,545,236)
                                                                   ------------

      Net cash used in investing activities                         (45,331,986)
                                                                   ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds of issuance of shares                                     47,253,006
  Dividends paid                                                     (1,306,821)
  Proceeds from promissory note                                      42,150,000
  Principal payments on promissory note                             (42,150,000)
                                                                   ------------

    Net cash provided by financing activities                        45,946,185
                                                                   ------------

NET INCREASE IN CASH                                                    956,682

CASH BALANCE, beginning of period                                            --
                                                                   ------------

CASH BALANCE, end of period                                        $    956,682
                                                                   ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW:
  Cash paid during the period for interest                         $  2,059,612
                                                                   ============

                 See accompanying notes to financial statements

                              FSP TIMBERLAKE CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

   ORGANIZATION

   FSP Timberlake Corp. was organized on April 16, 2001 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial building located in Chesterfield, Missouri (the "Property"). The Property consists of two five-story Class "A" suburban office buildings containing 232,722 square feet located on 11.5 acres of land. The Company acquired the Property on May 24, 2001 and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

   In July 2001, the Company completed a private offering of 515 shares of preferred stock at $100,000 per share.

   METHOD OF ACCOUNTING

   The Company maintains its books and records on the accrual method of accounting in accordance with generally accepted accounting principles.

   CASH AND CASH EQUIVALENTS

   For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

   INCOME TAXES

   The Company has elected and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 90% of its REIT taxable income to its shareholders' and satisfies certain other requirements. Accordingly, no provision for federal income taxes has been included in the accompanying financial statements.

   For the period ended December 31, 2001, the Company incurred a net operating loss for income tax purposes approximately of $217,000 that can be carried forward until it expires in the year 2021. The primary difference between the financial and taxable net loss is due to timing difference in the recognition of rental revenues. Approximately $185,000 of such revenue is recognized for financial reporting purposes but deferred for tax purposes.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

   SYNDICATION FEES

   Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $4,247,004 have been reported as a reduction in Stockholders' Equity.

   REVENUE RECOGNITION

   Rental income, which includes scheduled increases over the lease term, is recognized on a straight-line basis. Income recognized on a straight-line basis differed from income that would have accrued in accordance with the lease by $185,318 in 2001.

                              FSP TIMBERLAKE CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIF1CANT ACCOUNTiNG POLICIES: (CONTINUED)

   PROPERTY AND DEPRECIATION

   Rental property is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives of 39 years for real property by use of the straight-line method for financial reporting. Depreciation was $652,472 for the period ended December 31, 2001.

2. CAPITAL STOCK:

   PREFERRED STOCK

   Each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

   The Company declared a dividend in December 2001 to holders on record on December 31, 2001. These dividends, in the amount of $1,021,245, were paid in 2002 and have been reflected in Stockholders' Equity.

   In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter, and vote on the election and certain changes to the Board of Directors. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have the right, as one class together with the holder of Common Stock, to vote to elect the directors of the company. Holders of Shares have no redemption or conversion rights.

   COMMON STOCK

   Franklin Street Properties Corp. (FSP), formerly Franklin Street Partners Limited Partnership, is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. After completion of the offering of Shares, the Company shall not declare or pay any cash dividends on shares of Common Stock.

3. RELATED PARTY TRANSACTIONS:

   A management agreement was executed on May 24, 2001 between the Company and FSP Property Management LLC, an affiliate of the Common Shareholder. The agreement provides for a total management fee equal to 1% of collected revenues. The affiliates portion of the fees earned and paid was $33,076 for the period ended December 31, 2001.

   Acquisition fee and other costs totaling $1,269,879 were paid in 2001 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

                              FSP TIMBERLAKE CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENTS

3. RELATED PARTY TRANSACTIONS: (CONTINUED)

   Syndication fees of $4,120,000 were paid to an affiliate of the Common Stockholder for services related to syndication of the investor's preferred stock interest.

   A cash dividend in the amount of $89,800 during 2001 was paid to the Common Shareholder prior to the completion of the offering of Shares.

   A commitment fee of $1,931,250 was paid to an affiliate of the Common Shareholder for obtaining the first mortgage loan. Such amount is included in interest on the Statement of Operations.

   During 2001, the Corporation borrowed and repaid in full a note payable to Franklin Street Partners Limited Partnership, the Common Shareholder, principal of $42,150,000 with interest equal to the Citizens Bank of Massachusetts base rate. Interest paid to the affiliate was $128,362.

   Franklin Street Partners Limited Partnership operated under the laws of the Commonwealth of Massachusetts. On January 1, 2002, the limited partnership merged into Franklin Street Properties Corp (FSP), the Common Shareholder, and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

4. LEASES:

   The Company, as lessor, has minimum future rentals due under noncancellable operating leases as follows:

                             Year Ended
                            December 31,         Amount
                            -----------          ------

                                2002          $ 5,040,097
                                2003            5,260,308
                                2004            5,256,786
                                2005            5,310,694
                                2006            3,484,812
                              Thereafter        6,253,241
                                              -----------
                                              $30,605,938
                                              ===========

   In addition, the lessees are liable for real estate taxes and operating expenses as direct expenses to the lessees.

   Upon acquiring the commercial rental property in May 2001, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods expire from five to ten years with renewal options.

5. CONCENTRATIONS OF RISK:

   For the period ended December 31, 2001, 93% of the rental income was from two lessees. As such, future receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

   The Company maintains its cash accounts at two financial institutions. The balances, at times, may exceed federally insured limits. At December 31, 2001, the Company had cash on deposit exceeding the insured limit of $2,746,261.

                              FSP Federal Way Corp.
                              Financial Statements
                                December 31, 2002

                                Table of Contents
                                                                            Page
                                                                            ----
Financial Statements

Independent Auditor's Report.............................................. F-231

Balance Sheets as of December 31, 2002 and 2001........................... F-232

Statements of Operations for the year ended December 31, 2002 and for the period July 26, 2001 (date of inception) to
       December 31, 2001.................................................. F-233

Statements of Changes in Stockholders' Equity for the year ended
       December 31, 2002 and for the period July 26, 2001
       (date of inception) to December 31, 2001........................... F-234

Statements of Cash Flows for the year ended December 31, 2002 and for the period July 26, 2001 (date of inception) to
       December 31, 2001.................................................. F-235

Notes to the Financial Statements......................................... F-236

Schedule of Real Estate and Accumulated Depreciation...................... F-245

                          INDEPENDENT AUDITOR'S REPORT

To the Stockholders
FSP Federal Way Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheets of FSP Federal Way Corp. (a Delaware Corporation) as of December 31, 2002 and 2001, and the related statements of operations, changes in stockholders' equity and cash flows, as well as the financial statement schedule listed in the accompanying index, for the year ended December 31, 2002, and for the period from July 26, 2001 (date of inception) to December 31, 2001. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial statement schedule are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial statement schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial statement schedule referred to above present fairly, in all material respects, the financial position of FSP Federal Way Corp. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the year ended December 31, 2002, and for the initial period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

Newton, Massachusetts
February 7, 2003

                              FSP Federal Way Corp.
                                 Balance Sheets

                                                                               December 31,    December 31,
(in thousands, except shares and par value amounts)                                 2002          2001
===============================================================================================================

Assets:

Real estate investments, at cost:
   Land                                                                           $  2,509    $  2,509
   Buildings and improvements                                                       13,141      13,141
---------------------------------------------------------------------------------------------------------------

   Less accumulated depreciation                                                       439          98
---------------------------------------------------------------------------------------------------------------
     Real estate investments, net                                                   15,211      15,552

Cash and cash equivalents                                                              558         560
Cash - funded reserve                                                                1,038       1,038
Step rent receivable                                                                   142          26
Prepaid expenses and other assets                                                        2           1
Deferred lease origination costs, net of accumulated amortization of $99 and $4        362         457
---------------------------------------------------------------------------------------------------------------

     Total assets                                                                 $ 17,313    $ 17,634
===============================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
   Accounts payable and accrued expenses                                          $    161    $    173
   Dividends payable                                                                   412         405
---------------------------------------------------------------------------------------------------------------

     Total liabilities                                                                 573         578
---------------------------------------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:
   Preferred Stock, $.01 par value, 200 shares
     authorized, issued and outstanding                                                 --          --
   Common Stock, $.01 par value, 1 share
     authorized, issued and outstanding                                                 --          --
   Additional paid-in capital                                                       18,329      18,329
   Retained deficit and dividends in excess of earnings                             (1,589)     (1,273)
---------------------------------------------------------------------------------------------------------------

     Total Stockholders' Equity                                                     16,740      17,056
---------------------------------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity                                   $ 17,313    $ 17,634
===============================================================================================================

                See accompanying notes to financial statements.

                              FSP Federal Way Corp.
                            Statements of Operations

                                                                                  For the Period
                                                                  For the         July 26, 2001
                                                                 Year Ended     (date of inception)
                                                                December 31,       to December 31,
(in thousands, except shares and per share amounts)                 2002              2001
=====================================================================================================

Revenue:
   Rental                                                          $1,810            $   528
   Interest and other                                                  25                  8
-----------------------------------------------------------------------------------------------------

     Total revenue                                                  1,835                536
-----------------------------------------------------------------------------------------------------

Expenses:
   Rental operating expenses                                           39                 43
   Depreciation and amortization                                      436                102
   Real estate taxes and insurance                                     49                 16
   Interest                                                            --              1,166
-----------------------------------------------------------------------------------------------------

     Total expenses                                                   524              1,327
-----------------------------------------------------------------------------------------------------
   Net income (loss) before common dividends                       $1,311            $  (791)

   Dividends paid to common shareholders prior to syndication
     of preferred shares                                               --                 15
-----------------------------------------------------------------------------------------------------

   Net income (loss) attributable to preferred shareholders        $1,311            $  (806)
=====================================================================================================

   Weighted average number of preferred shares outstanding,
     basic and diluted                                                200                200
=====================================================================================================

   Net income (loss) per preferred share, basic and diluted        $6,555            $(4,030)
=====================================================================================================

                See accompanying notes to financial statements.

                              FSP Federal Way Corp.
                  Statements of Changes in Stockholders' Equity
                  For the Year Ended December 31, 2002 and for the period July 26, 2001 (date of inception)
                              to December 31, 2001

                                                                           Retained Deficit
                                                               Additional   and Dividends       Total
                                        Preferred    Common     Paid in     in Excess of     Stockholders'
(in thousands, except shares)             Stock       Stock     Capital      Earnings           Equity
============================================================================================================

Private offering of 200 shares, net   $       --   $     --     $18,329     $    --           $ 18,329

Dividends                                     --         --          --        (482)              (482)

Net Loss                                      --         --          --        (791)              (791)
------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                    --         --      18,329      (1,273)            17,056

Dividends                                     --         --          --      (1,627)            (1,627)

Net Income                                    --         --          --       1,311              1,311
------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002            $       --   $     --     $18,329     $(1,589)          $ 16,740
============================================================================================================

                See accompanying notes to financial statements.

                              FSP Federal Way Corp.
                            Statements of Cash Flows

                                                                                    For the Period
                                                                    For the         July 26, 2001
                                                                   Year Ended    (date of inception)
                                                                   December 31,    to December 31,
(in thousands)                                                        2002              2001
==========================================================================================================

Cash flows from operating activities:
   Net income (loss)                                               $ 1,311          $   (791)
   Adjustments to reconcile net income (loss) to net cash
     Provided by (used for) operating activities:
     Depreciation and amortization                                     436               102
   Changes in operating assets and liabilities:
       Cash funded reserve                                              --            (1,038)
       Step rent receivable                                           (116)              (26)
       Prepaid expenses and other assets                                (1)               (1)
       Accounts payable and accrued expenses                           (12)              173
----------------------------------------------------------------------------------------------------------

         Net cash provided by (used for) operating activities        1,618            (1,581)
----------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
   Purchase of real estate assets                                       --           (15,650)
   Purchase of deferred lease origination costs                         --              (461)
----------------------------------------------------------------------------------------------------------

         Net cash used for investing activities                         --           (16,111)
----------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
   Proceeds from sale of company stock                                  --            20,000
   Syndication costs                                                    --            (1,671)
   Dividends to stockholders                                        (1,620)              (77)
   Proceeds from long-term debt                                         --            16,000
   Principal payments on long-term debt                                 --           (16,000)
----------------------------------------------------------------------------------------------------------

         Net cash (used for) provided by financing activities       (1,620)           18,252
----------------------------------------------------------------------------------------------------------

Net (decrease) increase in cash and cash equivalents                    (2)              560

Cash and cash equivalents, beginning of year                           560                --

Cash and cash equivalents, end of year                             $   558          $    560
==========================================================================================================

Supplemental disclosure of cash flow information:

   Cash paid for:
     Interest                                                      $    --          $  1,166

Disclosure of non-cash financing activities:
     Dividends declared but not paid                               $   412          $    405

                See accompanying notes to financial statements.

                              FSP Federal Way Corp.
                          Notes to Financial Statements

1. Organization

FSP Federal Way Corp. (the "Company") was organized on July 26, 2001 as a Corporation under the laws of the State of Delaware to purchase, own and operate commercial office buildings located in Federal Way, Washington (the "Property"). The Property consists of two Class "A" suburban office buildings containing 117,000 square feet. The company acquired the Property on September 14, 2001.

2. Summary of Significant Accounting Policies

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain information in the 2001 financial statements have been reclassified to conform to the 2002 presentation.

REAL ESTATE  AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvement typically is provided by cash set aside at the time the property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight line method over the assets' estimated useful lives as follows:

         Category                   Years
         --------                   -----
         Building - Commercial       39
         Building Improvements      15-39
         Furniture and equipment     5-7

                              FSP Federal Way Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REAL ESTATE  AND DEPRECIATION (continued)

The following schedule reconciles the cost of the property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheet:

      (in thousands)

      Price per Offering Memorandum                         $      16,000
      Plus:  Acquisition fees                                         111
      -----------------------------------------------------------------------
        Total Acquisition Costs                             $      16,111
      =======================================================================

These costs are reported in the Company's Balance Sheet as follows:

      Land                                                  $       2,509
      Building                                                     13,141
      Deferred lease origination costs                                461
      -----------------------------------------------------------------------
        Total reported in Balance Sheet                     $      16,111
      =======================================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At December 31, 2002 and 2001, no such indicators of impairment were identified.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the property. Although these funds typically are used for the payment of real estate assets and deferred leasing commissions, there is no legal restriction on their use and they may be used for any company purpose.

RESTRICTED CASH

Restricted cash consists of tenant security deposits.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically has classified its debt securities as available-for-sale.

There were no investments in marketable securities at December 31, 2002 and 2001.

                              FSP Federal Way Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the year ended December 31, 2002 and period ended December 31, 2001, 100% of the rental income was derived from one lessee. As such, future receipts are dependent upon the financial strength of the lessee and its ability to perform under the lease agreement.

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents, cash-funded reserves and restricted cash, approximate their fair values based on their short-term maturity and prevailing interest rates.

STEP RENT RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, is $142,000 and $26,000 at December 31, 2002 and 2001, respectively.

DEFERRED LEASE ORIGINATION COSTS

Deferred lease origination costs are the estimated value of legal and leasing costs related to acquired leases that were included in the purchase price when the Company acquired the property. Under Statement of Financial Accounting Standards No. 141 "Business Combination" ("SFAS 141"), which was approved by the Financial Accounting Standards Board in June 2001, the Company is required to segregate these costs from its investment in real estate. The Company subsequently amortizes these costs on a straight-line basis over the weighted-average remaining life of the related lease. Amortization expense of approximately $99,000 and $4,000 is included in Depreciation and Amortization in the Company's Statements of Operations for the year ended December 31, 2002 and the period ended December 31, 2001, respectively.

Deferred lease origination costs included in the purchase price of the property were $461,000 and are being amortized over the weighted-average period of five years in respect of the lease assumed. Details of the deferred lease origination costs as of December 31:

                                                  2002                2001
                                             ------------        -----------
      Cost                                   $   461,000         $   461,000
      Accumulated amortization                    99,000               4,000
                                             -----------         -----------
      Book value                             $   362,000         $   457,000
                                             ===========         ===========

The estimated annual amortization expense for the five years succeeding December 31, 2002 are as follows:

      2003                                    $    99,000
      2004                                    $    99,000
      2005                                    $    99,000
      2006                                    $    65,000

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $1,671,000 have been reported as a reduction in the Stockholders' Equity in the Company's Balance Sheets.

                              FSP Federal Way Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial property and accounts for its lease as an operating lease. Rental income from leases, which may include rent concessions (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenants. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                          Year Ended       Period Ended
                                         December 31,      December, 31
      (in thousands)                         2002              2001
      ===================================================================
      Income from lease                    $   1,653         $     488
      Straight-line rent adjustment              116                26
      Reimbursable expense                        41                14
      -------------------------------------------------------------------

           Total                           $   1,810         $     528
      ===================================================================

INTEREST AND OTHER

Interest income and other income are recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at December 31, 2002 and 2001. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income. The denominator used for calculating basic and diluted net income per share is shown for preferred shares only and is as follows:

                                               Year Ended          Period Ended
                                              December 31,         December 31,

                                                  2002                 2001
      ==========================================================================
      Weighted average number of
      preferred shares outstanding                 200                  200

                              FSP Federal Way Corp.
                          Notes to Financial Statements

3. Recent Accounting Standards

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement will be effective at the beginning of 2003. The Company has reviewed the provisions of SFAS 143 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows. The Company does not have any real estate assets that it considers "held for sale" at December 31, 2002.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FASB Statements Nos. 4, 44, and 64, Amendment of SFAS 13, and Technical Corrections". This Statement rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, SFAS No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends SFAS No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement will be effective for the Company's fiscal year ending December 31, 2003. The Company has reviewed the provisions of SFAS 145 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flow.

In July 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement will be effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The Company does not anticipate that the adoption of this statement will have a material effect on the Company's financial statements.

4. Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies their requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2001, the Company incurred a net operating loss for income tax purposes of approximately $662,000 that can be carried forward until it expires in the year 2021.

The Company's net tax basis of its real estate assets is higher than the amount set forth in the Company's Balance Sheet by approximately $449,000.

                              FSP Federal Way Corp.
                          Notes to Financial Statements

4. Income Taxes (continued)

The following schedule reconciles GAAP Net Income to Taxable Income subject to dividend requirements:


                                                                Year Ended    Period Ended
                                                               December 31,   December 31,
      (in thousands)                                               2002           2001
      ======================================================================================

      GAAP net income (loss)                                    $   1,311     $ (791)

         Add:  Book depreciation and amortization                     436        102
               Deferred rent                                           --        136
         Less: Tax depreciation and amortization                     (335)       (84)
               Straight-line rents                                   (117)       (26)
      --------------------------------------------------------------------------------------
      Taxable income (loss) subject to dividend requirement(1)  $   1,295     $ (663)
      ======================================================================================

      (1) A tax loss is not subject to a dividend requirement.

The following schedule reconciles cash dividends paid to the dividends paid deduction:

                                                                  Year Ended   Period Ended
                                                                 December 31,  December 31,
      (in thousands)                                                 2002          2001
      =======================================================================================

      Cash dividends paid                                         $    1,620         $  77
         Plus:  Dividends designated from following year                  --            --
         Less:  Portion designated capital gain distribution              --            --
         Less:  Return of Capital                                       (325)          (77)
      ---------------------------------------------------------------------------------------
      Dividends paid deduction                                    $    1,295         $  --
      =======================================================================================

5. Cash Available for Distribution

The Company evaluates its performance based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the Company's activity. CAD is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and amortization, certain non-cash compensation expenses and straight line rent adjustments); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets, property and equipment ("Capital Expenditures"), payments for deferred leasing commissions and payments for deferred lease origination costs; plus (less) proceeds from (payments to) cash reserves established at the acquisition date of the property (cash-funded reserves). Depreciation and amortization, non-cash compensation and straight-line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures, payments of deferred leasing commissions and payments for deferred lease origination costs and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income. CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. We believe that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the financial statements.

                              FSP Federal Way Corp.
                          Notes to Financial Statements

5. Cash Available for Distribution (continued)

The calculation of CAD is shown in the following table:

                                                     December 31,  December 31,
      (in thousands)                                     2002          2001
      ==========================================================================

         Net income (loss)                           $   1,311     $    (791)
         Depreciation and amortization                     436           102
         Straight line rent                               (117)          (26)
         Proceeds from offering of shares                   --        18,329
         Purchase of land and building                      --       (15,650)
         Establish funded reserve                           --        (1,038)
         Payment of deferred lease origination costs        --          (461)
      --------------------------------------------------------------------------

      Cash Available for Distribution                $   1,630     $     465
      ==========================================================================

The Company's cash distributions are summarized as follows:

      (in thousands)
                                     Year Ended      Period Ended
                                    December 31,     December 31,
      Quarter Paid                      2002             2001
      ============================================================

      First Quarter                $       405      $        --
      Second Quarter                       405               --
      Third Quarter                        403               --
      Fourth Quarter                       407               77
      ------------------------------------------------------------

        Dividends Paid             $     1,620      $        77
      ============================================================

Cash distributions are typically paid in the quarter following the quarter that CAD is generated.

Cash distributions are declared and paid based on the total outstanding shares as of the record date.

6. Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all income and all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

                              FSP Federal Way Corp.
                          Notes to Financial Statements

6. Capital Stock (continued)

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to receive any income, nor shall the Company declare or pay any cash dividends on shares of Common Stock.

7. Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the year ended December 31, 2002 and the period ended December 31, 2001, fees incurred under the agreement were $17,000 and $5,000, respectively.

An acquisition fee of $50,000 was paid in 2001 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $1,600,000 were paid in 2001 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2001, the Company borrowed and repaid in full:

      Note payable to FSP, principal of $16,000,000 with interest equal to the Citizens Bank base. Interest paid to FSP was $16,000. The average interest rate during the time the loan was outstanding was 4.75%

      A commitment fee of $1,150,000 was paid to FSP for obtaining the first mortgage loan. Such amount is included in interest expense on the Statement of Operations.

The Company paid a dividend of $15,000 to the common shareholder relating to earnings of the Company prior to the completion of the offering of preferred shares.

8. Commitments and Contingencies

The Company, as lessor, has future minimum rentals due under a non-cancelable operating lease as follows:

                                    Year Ended
(in thousands)                      December 31,          Amount
                                    ------------      --------------

                                       2003             $    1,696
                                       2004                  1,739
                                       2005                  1,782
                                       2006                  1,207
                                                      --------------
                                                        $    6,424
                                                      ==============

In addition, the lessee is liable for real estate taxes and certain operating expenses of the property.

Upon acquiring the commercial rental property in September, 2001, the Company was assigned the lease agreement between the seller of the Property and the existing tenant. The original lease period is five years with renewal options.

                              FSP Federal Way Corp.
                          Notes to Financial Statements

9. Subsequent Event

The Company has entered into a merger agreement with its common shareholder, Franklin Street Properties Corp ("FSP"). In January 2003 FSP filed a proxy statement with the United States Securities and Exchange Commission indicating its intent to acquire the preferred stock interests of the Company and twelve additional REITs. The merger requires the approval of the shareholders of the Company as well as the shareholders of the twelve additional REITs and the shareholders of FSP. If approved, FSP will issue shares of its common stock in exchange for a 100% ownership interest in the Company.

                                                                   SCHEDULE III

                              FSP FEDERAL WAY CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                                December 31, 2002

(in thousands)                                                    Initial Cost
                                                       ----------------------------------
                                                                                 Costs
                                                                              Capitalized
                                                                              (Disposals)
                                                                              Subsequent
                                        Encumbrances            Buildings &       to
Description                                (1)         Land    Improvements   Acquisition
-----------                             ------------   ----    ------------   -----------

Federal Way, Federal Way, Washington              --  $ 2,509   $     13,141    $     --
                                        ------------  -------   ------------   ---------

(in thousands)
                                                         Historical Costs
                                        --------------------------------------------------------

                                                                                          Total
                                                                                        Costs, Net
                                                                                            of        Depreciable
                                                Buildings &             Accumulated     Accumulated      Life          Date of
Description                             Land   Improvements   Total(2)  Depreciation   Depreciation      Years       Acquisition
-----------                             ----   ------------  ---------  ------------   ------------      -----       -----------

Federal Way, Federal Way, Washington   $ 2,509  $    13,141  $   15,650  $       439   $      15,211     15-39      September, 2001
                                       -------  -----------  ----------  -----------   ------------

(1)   There are no encumbrances on the above properties.
(2) The aggregate cost for Federal Income Tax purposes is greater than the total historical cost by approximately $461,000.

                              FSP FEDERAL WAY CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION

The following table summarizes the changes in the Company's real estate investment and accumulated depreciation:

                                                    December 31,
(in thousands)                                  2002             2001
==========================================================================

Real estate investments, at cost:
   Balance, beginning of year/period       $  15,650         $      --
     Acquisitions                                 --            15,650
     Improvements                                 --                --
     Dispositions                                 --                --
--------------------------------------------------------------------------

   Balance, end of year/period             $  15,650         $  15,650
==========================================================================

Accumulated depreciation:
   Balance, beginning of year/ period      $      98         $      --
     Depreciation                                341                98
     Dispositions                                 --                --
---------------------------------------------------------- ---------------

   Balance, end of year/period             $     439         $      98
==========================================================================

                              FSP FEDERAL WAY CORP.
                            (A DELAWARE CORPORATION)
                              FINANCIAL STATEMENTS
                            PERIOD FROM JULY 26, 2001
                               (DATE OF INCEPTION)
                                DECEMBER 31, 2001

                                    CONTENTS

                                                                           PAGE

Independent auditors' report                                               F-248

Financial statements:

    Balance sheet                                                          F-249

    Statement of operations                                                F-250

    Statement of changes in stockholders' equity                           F-251

    Statement of cash flows                                                F-252

Notes accompanying financial statements                                    F-253

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders
FSP Federal Way Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheet of FSP Federal Way Corp. (a Delaware Corporation) as of December 31, 2001 and the related statements of operations, changes in stockholders' equity and cash flows for the period from July 26, 2001 (date of inception) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Federal Way Corp. (a Delaware Corporation) at December 31, 2001, and the results of its operations and its cash flows for the period from July 26, 2001 (date of inception) to December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

/s/ Braver and Company, P.C.

February 1, 2002

                              FSP FEDERAL WAY CORP.
                            (A DELAWARE CORPORATION)
                                  BALANCE SHEET
                                DECEMBER 31, 2001

      ASSETS

Rental property, at cost:
  Land                                                             $  2,509,000
  Building                                                           13,602,379
                                                                   ------------

                                                                     16,111,379
  Less: accumulated depreciation                                        101,727
                                                                   ------------

    Rental property, net                                             16,009,652

Cash                                                                    559,913
Capital improvement reserves                                          1,038,149
Miscellaneous other assets                                               26,403
                                                                   ------------

    Total assets                                                     17,634,117
                                                                   ============

      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Accounts payable and accrued expenses                                  35,759
  Dividends payable                                                     405,000
  Deferred rental income                                                136,765
                                                                   ------------

    Total liabilities                                                   577,524
                                                                   ------------

Stockholders' equity:
  Preferred stock, $.01 par value per share;
    authorized 200 shares; issued and outstanding 200 shares                  2
  Common stock, $.01 par value per share;
    authorized one share; issued and outstanding one share                   --
  Additional paid-in capital                                         18,329,119
  Retained deficit and dividends in excess of earnings               (1,272,528)
                                                                   ------------

    Total Stockholders' equity                                       17,056,593
                                                                   ------------

    Total liabilities and stockholders' equity                     $ 17,634,117
                                                                   ============

                 See accompanying notes to financial statements

                              FSP FEDERAL WAY CORP.
                            (A DELAWARE CORPORATION)
                             STATEMENT OF OPERATION
       PERIOD FROM JULY 26, 2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001

REVENUES:

  Rental income                                                     $   512,812
  Interest                                                                8,467
                                                                    -----------

    Total revenues                                                      521,279
                                                                    -----------

EXPENSES:

  Administrative                                                         20,611
  Depreciation                                                          101,727
  Interest                                                            1,165,675
  Management fees                                                         4,878
  Operating and maintenance                                              17,733
  Taxes and insurance                                                     1,282
                                                                    -----------

    Total expenses                                                    1,311,906
                                                                    -----------

NET LOSS                                                            $  (790,627)
                                                                    ===========

                 See accompanying notes to financial statements

                              FSP FEDERAL WAY CORP.
                            (A DELAWARE CORPORATION)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
       PERIOD FROM JULY 26, 2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001

                                                                                     Retained Deficit
                                                                       Additional      and Dividends        Total
                                                                         Paid-in         in Excess       Stockholders'
                                     Preferred Stock   Common Stock      Capital        of Earnings         Equity
                                     ---------------   ------------    ----------       -----------         ------
Private offering of 200 shares, net    $          2    $          --    $ 18,329,119    $         --     $ 18,329,121

Net loss                                         --               --              --        (790,627)        (790,627)

Dividends                                        --               --              --        (481,901)        (481,901)
                                       ------------    -------------    ------------    ------------     ------------

Balance, December 31, 2001             $          2    $          --    $ 18,329,119    $ (1,272,528)    $ 17,056,593
                                       ============    =============    ============    ============     ============

                 See accompanying notes to financial statements

                              FSP FEDERAL WAY CORP.
                            (A DELAWARE CORPORATION)
                             STATEMENT OF CASH FLOWS
       PERIOD FROM JULY 26, 2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                         $   (790,627)

Adjustments to reconcile net loss to net cash
  used in operating activities:
    Depreciation                                                        101,727
  Changes in operating assets and liabilities:
    Increase in miscellaneous other assets                              (26,403)
    Increase in accounts payable and accrued expenses                    35,759
    Increase in deferred rental income                                  136,765
                                                                   ------------

      Net cash used in operating activities                            (542,779)
                                                                   ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to capital improvement reserves                          (1,038,149)
  Purchase of rental property                                       (16,111,379)
                                                                   ------------

      Net cash used in investing activities                         (17,149,528)
                                                                   ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds of issuance of shares                                     20,000,010
  Syndication costs incurred                                         (1,670,889)
  Dividends paid                                                        (76,901)
  Proceeds from promissory note                                      16,000,000
  Repayment of promissory note                                      (16,000,000)
                                                                   ------------

      Net cash provided by financing activities                      18,252,220
                                                                   ------------

NET INCREASE IN CASH                                                    559,913

CASH BALANCE, beginning of period                                            --
                                                                   ------------

CASH BALANCE, end of period                                        $    559,913
                                                                   ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW:
  Cash paid during the period for interest                         $  1,150,000
                                                                   ============

                 See accompanying notes to financial statements

                              FSP FEDERAL WAY CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENT

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

   ORGANIZATION

   FSP Federal Way Corp. was organized on July 26, 2001, as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial building located in Federal Way, Washington (the "Property"). The Property consists of two multi-story Class "A" suburban office buildings containing 117,227 square feet. The Company acquired the Property on September 14, 2001 and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

   In October 2001, the Company completed a private offering of 200 shares of preferred stock at $100,000 per share.

   METHOD OF ACCOUNTING

   The Company maintains its books and records on the accrual method of accounting in accordance with generally accepted accounting principles.

   CASH AND CASH EQUIVALENTS

   For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

   INCOME TAXES

   The Company has elected and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 90% of its REIT taxable income to its shareholders and satisfies certain other requirements. Accordingly, no provision for federal or state income taxes has been included in the accompanying financial statements.

   For the period ended December 31, 2001, the Company incurred a net operating loss for income tax purposes of approximately $662,000 that can be carried forward until it expires in the year 2021. The primary difference between the financial and taxable net loss is due to timing difference in the recognition of rental revenue. Approximately $137,000 of such revenue is deferred for financial reporting purposes but included in taxable income.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

   SYNDICATION FEES

   Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $1,670,889 have been reported as a reduction in the Stockholders' Equity.

   REVENUE RECOGNITION

   Rental income, which includes scheduled increases over the lease term, is recognized on a straight-line basis. Income recognized on a straight-line basis, differed from income that would have accrued in accordance with the lease by $25,017 in 2001.

                              FSP FEDERAL WAY CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENT

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)

   PROPERTY AND DEPRECIATION

   Rental property is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives of 39 years for real property by use of the straight-line method for financial reporting. Depreciation was $101,727 for the period ended December 31, 2001.

2. CAPITAL STOCK:

   PREFERRED STOCK

   Each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

   The Company declared a dividend in December 2001 to holders on record on December 31, 2001. These dividends, in the amount of $405,000, were paid in 2002 and have been accrued and reflected in Stockholders' Equity.

   In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter, and vote on the election and certain changes to the Board of Directors. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have the right, as one class together with the holder of Common Stock, to vote to elect the directors of the company. Holders of Shares have no redemption or conversion rights.

   COMMON STOCK

   Franklin Street Properties Corp. (FSP), formally Franklin Street Partners Limited Partnership, is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. After completion of the offering of Shares, the Company shall not declare or pay any cash dividends on shares of Common Stock.

3. RELATED PARTY TRANSACTIONS:

   A management agreement was executed on September 14, 2001 between the Company and FSP Property Management LLC, an affiliate of the Common Shareholder. The agreement provides for a total management fee equal to 1% of collected revenues. The affiliate's portion of the fees earned and paid was $4,878 for the period ended December 31, 2001.

   Other acquisition costs totaling $50,400 were paid to an affiliate of the Common Shareholder.

                              FSP FEDERAL WAY CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENT

3. RELATED PARTY TRANSACTIONS: (CONTINUED)

   Syndication fees of $1,600,000 were paid in 2001 to an affiliate of the Common Shareholder for services related to syndication of the investor's preferred stock interest.

   A cash dividend in the amount of $15,359 during 2001 was paid to the Common Shareholder.

   A commitment fee of $1,150,000 was paid to an affiliate of the Common Shareholder for obtaining the first mortgage loan. Such amount is included in interest on the Statement of Operations.

   During 2001, the Company borrowed and repaid a note payable to Franklin Street Partners Limited Partnership, the Common Shareholder, principal of $16,000,000 with interest equal to the Citizens Bank of Massachusetts base rate. Interest paid to the affiliate was $15,675 in 2001.

   Franklin Street Partners Limited Partnership operated under the laws of the Commonwealth of Massachusetts. On January 1, 2002, the limited partnership merged into Franklin Street Properties Corp (FSP), the Common Shareholder, and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

4. LEASES:

   The Company, as lessor, has minimum future rentals due under noncancellable an operating lease as follows:

                            Year Ended
                            December 31,         Amount
                            ------------         ------

                               2002           $ 1,653,373
                               2003             1,694,751
                               2004             1,737,301
                               2005             1,780,675
                               2006             1,272,836
                            Thereafter                 --
                                              -----------
                                              $ 8,138,936
                                              ===========

   In addition, the lessees are liable for real estate taxes and operating expenses as direct operating expenses to the lessee.

   Upon acquiring the commercial rental property in September 2001, the Company was assigned the lease agreement between the seller of the Property and the existing tenants. The original lease period is five years with renewal options.

5. CONCENTRATIONS OF RISK:

   For the period ended December 31, 2001, 100% of the rental income was derived from one lessee. As such, future rental receipts are dependent upon the financial strength of the lessee and their ability to perform under the lease agreement.

   The Company maintains its cash accounts at one financial institution. The balances, at times, may exceed federally insured limits. At December 31, 2001, the Company had cash on deposit exceeding the insured limit by $1,598,062.

                              FSP Fair Lakes Corp.
                              Financial Statements
                                December 31, 2002

                                Table of Contents
                                                                            Page
                                                                            ----
Financial Statements

Independent Auditor's Report.............................................. F-257

Balance Sheets as of December 31, 2002 and 2001........................... F-258

Statements of Operations for the year ended December 31, 2002 and for the period July 24, 2001 (date of inception) to December 31, 2001....... F-259

Statements of Changes in Stockholders' Equity for the year ended
      December 31, 2002 and for the period July 24, 2001 (date of inception) to December 31, 2001..................................... F-260

Statements of Cash Flows for the year ended December 31, 2002 and for the period July 24, 2001 (date of inception) to December 31, 2001....... F-261

Notes to the Financial Statements......................................... F-262

Schedule of Real Estate and Accumulated Depreciation...................... F-271

                          INDEPENDENT AUDITOR'S REPORT

To the Stockholders
FSP Fair Lakes Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheets of FSP Fair Lakes Corp. (a Delaware Corporation) as of December 31, 2002 and 2001, and the related statements of operations, changes in stockholders' equity and cash flows, as well as the financial statement schedule listed in the accompanying index, for the year ended December 31, 2002, and for the period from July 24, 2001 (date of inception) to December 31, 2001. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial statement schedule are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial statement schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial statement schedule referred to above present fairly, in all material respects, the financial position of FSP Fair Lakes Corp. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the year ended December 31, 2002, and for the initial period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

Newton, Massachusetts
February 7, 2003

                              FSP Fair Lakes Corp.
                                 Balance Sheets

                                                                                                December 31,
(in thousands, except shares and par value amounts)                                         2002              2001
==========================================================================================================================

Assets:

Real estate investments, at cost:
   Land                                                                                 $   4,183            $   4,183
   Buildings and improvements                                                              33,791               33,791
--------------------------------------------------------------------------------------------------------------------------
                                                                                           37,974               37,974

   Less accumulated depreciation                                                            1,130                  253
--------------------------------------------------------------------------------------------------------------------------

     Real estate investments, net                                                          36,844               37,721

Cash and cash equivalents                                                                   1,200                1,050
Cash - funded reserve                                                                       1,801                1,801
Tenant rent receivable                                                                         38                   99
Step rent receivable                                                                          599                  154
Prepaid expenses and other assets                                                              31                    6
Deferred lease origination costs, net of accumulated amortization of $195 and $11           1,291                1,475
--------------------------------------------------------------------------------------------------------------------------

     Total assets                                                                       $  41,804            $  42,306
==========================================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
   Accounts payable and accrued expenses                                                      250                  285
   Dividends payable                                                                          955                  924
--------------------------------------------------------------------------------------------------------------------------

     Total liabilities                                                                      1,205                1,209
--------------------------------------------------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:
   Preferred Stock, $.01 par value, 480 shares                                                 --                   --
     authorized, issued and outstanding
   Common Stock, $.01 par value, 1 share                                                       --                   --
     authorized, issued and outstanding
   Additional paid-in capital                                                              44,045               44,045
   Retained deficit and dividends in excess of earnings                                    (3,446)              (2,948)
--------------------------------------------------------------------------------------------------------------------------

     Total Stockholders' Equity                                                            40,599               41,097
--------------------------------------------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity                                         $  41,804            $  42,306
==========================================================================================================================

                See accompanying notes to financial statements.

                              FSP Fair Lakes Corp.
                            Statements of Operations

                                                                                                       For the Period
                                                                                   For the             July 24, 2001
                                                                                 Year Ended        (date of inception) to
(in thousands, except shares and per share amounts)                            December 31, 2002     December 31, 2001
=============================================================================================================================

Revenue:
   Rental                                                                           $6,514                $ 1,831
   Interest and other                                                                   48                     14
-----------------------------------------------------------------------------------------------------------------------------

     Total revenue                                                                   6,562                  1,845
-----------------------------------------------------------------------------------------------------------------------------
Expenses:
   Rental operating expenses                                                         1,606                    493
   Depreciation and amortization                                                     1,061                    264
   Real estate taxes and insurance                                                     504                    148
   Interest                                                                             13                  2,941
-----------------------------------------------------------------------------------------------------------------------------

     Total expenses                                                                  3,184                  3,846
-----------------------------------------------------------------------------------------------------------------------------
   Net income (loss) before common dividends                                         3,378                 (2,001)

   Dividends paid to common shareholders prior to syndication of preferred shares       --                    111
-----------------------------------------------------------------------------------------------------------------------------

   Net income (loss) attributable to preferred shareholders                         $3,378                $(2,112)
=============================================================================================================================

   Weighted average number of preferred shares outstanding,
     basic and diluted                                                                 480                    480
=============================================================================================================================

   Net income (loss) per preferred share, basic and diluted                         $7,038                $(4,402)
=============================================================================================================================

                See accompanying notes to financial statements.

                              FSP Fair Lakes Corp.
                  Statements of Changes in Stockholders' Equity
                    For the Year Ended December 31, 2002 and
     For the Period July 24, 2001 (date of inception) to December 31, 2001

                                                                                 Retained Deficit
                                                                   Additional     and Dividends       Total
                                        Preferred        Common     Paid in       in Excess of     Stockholders'
(in thousands, except shares)             Stock          Stock      Capital         Earnings          Equity
=================================================================================================================

Private offering of 480 shares, net   $       --       $     --     $44,045        $    --          $ 44,045

Dividends                                     --             --          --           (947)             (947)

Net Loss                                      --             --          --         (2,001)           (2,001)
-----------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                    --             --      44,045         (2,948)           41,097

Dividends                                     --             --          --         (3,876)           (3,876)

Net Income                                    --             --          --          3,378             3,378
-----------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002            $       --       $     --     $44,045        $(3,446)         $ 40,599
=================================================================================================================

                See accompanying notes to financial statements.

                              FSP Fair Lakes Corp.
                            Statements of Cash Flows

                                                                               For the Period
                                                               For the         July 24, 2001
                                                              Year Ended     (date of inception) to
(in thousands)                                             December 31, 2002   December 31, 2001
===================================================================================================

Cash flows from operating activities:
   Net income (loss)                                            $ 3,378        $ (2,001)
   Adjustments to reconcile net income (loss) to net cash
     provided by (used for) operating activities:
     Depreciation and amortization                                1,061             264
Changes in operating assets and liabilities:
       Cash-funded reserve                                           --          (1,801)
       Tenant rent receivable                                        61             (99)
       Step rent receivable                                        (445)           (154)
       Prepaid expenses and other assets                            (25)             (6)
       Accounts payable and accrued expenses                        (35)            285
---------------------------------------------------------------------------------------------------

         Net cash provided by (used for) operating activities     3,995          (3,512)
---------------------------------------------------------------------------------------------------

Cash flows from investing activities:
   Purchase of real estate assets                                    --         (37,974)
   Purchase of deferred lease origination costs                      --          (1,486)
---------------------------------------------------------------------------------------------------

         Net cash used for investing activities                      --         (39,460)
---------------------------------------------------------------------------------------------------

Cash flows from financing activities:
   Proceeds from sale of company stock                               --          48,000
   Syndication costs                                                 --          (3,955)
   Dividends to stockholders                                     (3,845)            (23)
   Proceeds from long-term debt                                      --          39,000
   Principal payments on long-term debt                              --         (39,000)
---------------------------------------------------------------------------------------------------

         Net cash (used for) provided by financing activities    (3,845)         44,022
---------------------------------------------------------------------------------------------------

Net increase in cash and cash equivalents                           150           1,050

Cash and cash equivalents, beginning of year                      1,050              --
---------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of year                          $ 1,200        $  1,050
===================================================================================================

Supplemental disclosure of cash flow information:

   Cash paid for:
     Interest                                                   $    13        $  2,941

   Disclosure of non-cash financing activities:
     Dividends declared but not paid                            $   955        $    924

                See accompanying notes to financial statements.

                              FSP Fair Lakes Corp.
                          Notes to Financial Statements

1. Organization

FSP Fair Lakes Corp. (the "Company") was organized on July 24, 2001 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial office building located in Fairfax, Virginia (the "Property"). The Property consists of a six-story Class "A" suburban office building that contains approximately 211,000 square feet of space situated on approximately
5.8 acres of land. The Company acquired the Property on September 17, 2001.

2. Summary of Significant Accounting Policies

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain balances in the 2001 financial statements have been reclassified to conform to the 2002 presentation.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvements typically is provided by cash set aside at the time the property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight line method over the assets' estimated useful lives as follows:

         Category                   Years
         --------                   -----
         Building - Commercial       39
         Building Improvements      15-39
         Furniture and equipment     5-7

                              FSP Fair Lakes Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

The following schedule reconciles the cost of the property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheet:

    (in thousands)

    Price per Offering Memorandum                         $      39,000
    Plus:  Acquisition fees                                          --
    Plus:  Other acquisition costs                                  460
    -----------------------------------------------------------------------
      Total Acquisition Costs                             $      39,460
    =======================================================================

These costs are reported in the Company's Balance Sheet as follows :

   Land                                                  $       4,183
   Building                                                     33,791
   Deferred lease origination costs                              1,486
   -----------------------------------------------------------------------
     Total reported in Balance Sheet                     $      39,460
   =======================================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At December 31, 2002, no such indicators of impairment were identified.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the property. Although these funds typically are used for the payment of real estate assets and deferred leasing commissions, there is no legal restriction on their use and they may be used for any company purpose.

RESTRICTED CASH

Restricted cash consists of tenant security deposits.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically has classified its debt securities as available-for-sale.

There were no investments in marketable securities at December 31, 2002 and 2001.

                              FSP Fair Lakes Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the year ended December 31, 2002 and period ended December 31, 2001 rental income was derived from a single tenant. As such, future receipts are dependent upon the financial strength of the lessee and its ability to perform under the lease agreement.

The property was originally leased to PricewaterhouseCoopers LLP ("PWC"). In 2002, PWC sold its consulting practice and assigned the lease to IBM Corporation. However, PWC still remains obligated under the lease in the event IBM Corporation fails to meet the terms of the lease.

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents, cash-funded reserves and restricted cash approximate their fair values based on their short-term maturity and prevailing interest rates.

STEP RENT RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, is $599,000 and $154,000 at December 31, 2002 and 2001, respectively.

DEFERRED LEASE ORIGINATION COSTS

Deferred lease origination costs are the estimated value of legal and leasing costs related to the acquired lease that was included in the purchase price when the Company acquired the property. Under Statement of Financial Accounting Standards No. 141 "Business Combinations" ("SFAS 141"), which was approved by the Financial Accounting Standards Board in June 2001, the Company is required to segregate these costs from its investment in real estate. The Company subsequently amortizes these costs on a straight-line basis over the remaining life of the related lease. Amortization expense of approximately $184,000 and $11,000 is included in Depreciation and Amortization in the Company's Statements of Operations for the year ended December 31, 2002 and the period ended December 31, 2001, respectively.

Deferred lease origination costs included in the purchase price of the property were $1,486,000 and are being amortized over the weighted-average period of eight years in respect of the lease assumed. Details of the deferred lease origination costs as of December 31:

                                                2002              2001
                                          ----------------------------------
  Cost                                     $  1,486,000       $  1,486,000
  Accumulated amortization                      195,000             11,000
                                          ----------------------------------
  Book value                               $  1,291,000       $  1,475,000
                                          ==================================

The estimated annual amortization expense for the five years succeeding December 31, 2002 are as follows:

                                 2003                      $   184,000
                                 2004                      $   184,000
                                 2005                      $   184,000
                                 2006                      $   184,000
                                 2007                      $   184,000

                              FSP Fair Lakes Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $3,955,000 have been reported as a reduction in the Stockholders' Equity in the Company's Balance Sheets.

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial property and accounts for its lease as operating lease. Rental income from leases, which may include rent concessions (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenant. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                            Year Ended       Period Ended
                                           December 31,      December, 31
  (in thousands)                               2002              2001
  ========================================================================
  Income from leases                       $      3,877     $      1,117
  Straight-line rent adjustment                     445              154
  Reimbursable expenses                           2,192              560
  ------------------------------------------------------------------------

       Total                               $      6,514     $      1,831
  ========================================================================

INTEREST AND OTHER

Interest income and other income are recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at December 31, 2002 and 2001. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income. The denominator used for calculating basic and diluted net income per share is shown for preferred shares only and is as follows:

                                               Year Ended        Period Ended
                                              December 31,       December 31,
                                                  2002               2001
  ============================================================================
  Weighted average number of preferred
  shares outstanding                              480                480

                              FSP Fair Lakes Corp.
                          Notes to Financial Statements

3. Recent Accounting Standards

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement will be effective at the beginning of 2003. The Company has reviewed the provisions of SFAS 143 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows. The Company does not have any real estate assets that it considers "held for sale" at December 31, 2002.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FASB Statements Nos. 4, 44, and 64, Amendment of SFAS 13, and Technical Corrections". This Statement rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, SFAS No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends SFAS No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement will be effective for the Company's fiscal year ending December 31, 2003. The Company has reviewed the provisions of SFAS 145 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

In July 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement was effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The Company does not anticipate that the adoption of this statement will have a material effect on the Company's financial statements.

4. Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies these requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2001, the Company incurred a net operating loss for income tax purposes of approximately $2,137,000 that can be carried forward until it expires in the year 2021.

The Company's net tax basis of its real estate assets is higher than the amount set forth in the Company's Balance Sheet by approximately $1,448,000 at December 31, 2002 and 2001.

                              FSP Fair Lakes Corp.
                          Notes to Financial Statements

4. Income Taxes (continued)

The following schedule reconciles GAAP Net Income to Taxable Income subject to dividend requirements:

                                                             Year Ended       Period Ended
                                                            December 31,      December 31,
(in thousands)                                                  2002              2001
===========================================================================================

GAAP net income (loss)                                      $      3,378     $     (2,001)

   Add:  Book depreciation and amortization                        1,061              264
   Less: Tax depreciation and amortization                          (881)            (239)
         Straight-line rents                                        (445)            (154)
-------------------------------------------------------------------------------------------
Taxable income (loss) subject to dividend requirement(1)    $      3,113     $     (2,130)
===========================================================================================

(1) A tax loss is not subject to a dividend requirement.

The following schedule reconciles cash dividends paid to the dividends paid deduction:

                                                              Year Ended     Period Ended
                                                             December 31,      December 31,
  (in thousands)                                                 2002              2001
  =========================================================================================

  Cash dividends paid                                        $    3,845       $       23
     Plus:  Dividends designated from following year                 --               --
     Less:  Portion designated capital gain distribution             --               --
     Less:  Return of Capital                                      (732)             (23)
  -----------------------------------------------------------------------------------------
  Dividends paid deduction                                   $    3,113      $        --
  =========================================================================================

5. Cash Available for Distribution

The Company evaluates its performance based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the Company's activity. CAD is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and amortization, certain non-cash compensation expenses and straight line rent adjustments); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets, property and equipment ("Capital Expenditures"), payments for deferred leasing commissions and payments for deferred lease origination costs; plus (less) proceeds from (payments to) cash reserves established at the acquisition date of the property (Cash-funded reserves). Depreciation and amortization, non-cash compensation and straight-line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures, payments of deferred leasing commissions and payments for deferred lease origination costs and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income. CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. We believe that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

                              FSP Fair Lakes Corp.
                          Notes to Financial Statements

5. Cash Available for Distribution (continued)

The calculation of CAD is shown in the following table:

                                                          Year Ended   Period Ended
                                                         December 31,  December 31,
      (in thousands)                                         2002          2001
      =============================================================================

         Net income (loss)                               $   3,378     $  (2,001)
         Depreciation and amortization                       1,061           264
         Straight line rent                                   (445)         (154)
         Proceeds from offering of shares                       --        44,045
         Purchase of land and building and improvements         --       (37,974)
         Establish funded reserve                               --        (1,801)
         Payment of deferred lease origination costs            --        (1,486)
      -----------------------------------------------------------------------------

      Cash Available for Distribution                    $   3,994     $     893
      =============================================================================

The Company's cash distributions are summarized as follows:

      (in thousands)
                                                  Year Ended       Period Ended
                                                 December 31,      December 31,
      Quarter Paid                                   2002              2001
      ==========================================================================

      First Quarter                              $       924      $        --
      Second Quarter                                     999               --
      Third Quarter                                      953               --
      Fourth Quarter                                     969               23
      --------------------------------------------------------------------------
        Dividends paid                           $     3,845      $        23
      ==========================================================================

Cash distributions are declared and paid based on the total outstanding shares as of the record date and are typically paid in the quarter following the quarter that CAD is generated.

6. Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all income and all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

                              FSP Fair Lakes Corp.
                          Notes to Financial Statements

6. Capital Stock (continued)

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to receive any income, nor shall the Company declare or pay any cash dividends on shares of Common Stock.

7. Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the year ended December 31, 2002 and the period ended December 31, 2001, fees incurred under the agreement were $66,000 and $17,000, respectively.

An acquisition fee and other costs totaling $280,000 were paid in 2001 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $3,840,000 were paid in 2001 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2001, the Company borrowed and repaid in full:

      Note payable to FSP, principal of $39,000,000 with interest equal to the Citizens Bank base. Interest paid to FSP was $181,000. The average interest rate during the time the loan was outstanding was 6.0%.

      A commitment fee of $2,760,000 was paid to FSP for obtaining the first mortgage loan. Such amount is included in interest expense on the Statement of Operations.

The Company paid dividends of $88,000 and $23,000 in 2002 and 2001, respectively, to the common shareholder relating to earnings of the Company prior to the completion of the offering of preferred shares.

8. Commitments and Contingencies

The Company, as lessor, has future minimum rentals due under a non-cancelable operating lease as follows:

                                            Year Ended
(in thousands)                              December 31,          Amount
                                            ------------      -----------
                                                 2003          $  4,087
                                                 2004             4,190
                                                 2005             4,294
                                                 2006             4,402
                                                 2007             4,512
                                              Thereafter          9,364
                                                              -----------
                                                               $ 30,849
                                                              ===========

In addition, the lessee is liable for real estate taxes and certain operating expenses of the property.

Upon acquiring the commercial rental property in September, 2001, the Company was assigned the lease agreement between the seller of the Property and the existing tenant.

The original lease expires December 31, 2009 with two five-year options to renew.

                              FSP Fair Lakes Corp.
                          Notes to Financial Statements

9. Subsequent Event

The Company has entered into a merger agreement with its common shareholder, Franklin Street Properties Corp ("FSP"). In January 2003 FSP filed a proxy statement with the United States Securities and Exchange Commission indicating its intent to acquire the preferred stock interests of the Company and twelve additional REITs. The merger requires the approval of the shareholders of the Company as well as the shareholders of the twelve additional REITs and the shareholders of FSP. If approved, FSP will issue shares of its common stock in exchange for a 100% ownership interest in the Company.

                              FSP FAIR LAKES CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                                December 31, 2002

(in thousands)
                                                      Initial Cost
                                            ----------------------------------
                                                                      Costs
                                                                    Capitalized
                                                                    (Disposals)
                                                                    Subsequent
                            Encumbrances               Buildings &      to
Description                      (1)          Land    Improvements  Acquisition
-----------                 ------------      ----    ------------  -----------

Fair Lakes, Fairfax, VA         --         $  4,183  $   33,791    $      --
                            ============   ========  ==========    =========

                                                    Historical Costs
                              ----------------------------------------------------------

                                                                                Total
                                                                              Costs, Net
                                                                                 of       Depreciable
                                       Buildings &             Accumulated   Accumulated     Life          Date of
Description                    Land    Improvements  Total(2)  Depreciation  Depreciation    Years        Acquisition
-----------                    ----    ------------  --------  ------------  ------------    -----        -----------

Fair Lakes, Fairfax, VA       $ 4,183  $     33,791  $ 37,974  $     1,130   $    36,844     15-39     September, 2001
                              =======  ============  ========  ===========   ===========

(1)   There are no encumbrances on the above property.
(2) The aggregate cost for Federal Income Tax purposes is greater than the total historical cost by approximately $1,486,000.

                              FSP FAIR LAKES CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION

The following table summarizes the changes in the Company's real estate investment and accumulated depreciation:

                                                   December 31,     December 31,
(in thousands)                                        2002             2001
================================================================================

Real estate investments, at cost:
   Balance, beginning of period                     $37,974         $    --
     Acquisitions                                        --          37,974
     Improvements                                        --              --
     Dispositions                                        --              --
--------------------------------------------------------------------------------

   Balance, end of year                             $37,974         $37,974
================================================================================

Accumulated depreciation:
   Balance, beginning of period                     $   253         $    --
     Depreciation                                       877             253
     Dispositions                                        --              --
--------------------------------------------------------------------------------
   Balance, end of period                           $ 1,130         $   253
================================================================================

                              FSP FAIR LAKES CORP.
                            (A DELAWARE CORPORATION)
                              FINANCIAL STATEMENTS
                            PERIOD FROM JULY 24, 2001
                               (DATE OF INCEPTION)
                              TO DECEMBER 31, 2001

                                    CONTENTS

                                                                           PAGE

Independent auditors' report                                               F-274

Financial statements:

    Balance sheet                                                          F-275

    Statement of operations                                                F-276

    Statement of changes in stockholders' equity                           F-277

    Statement of cash flows                                                F-278

Notes accompanying financial statements                                    F-279

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders
FSP Fair Lakes Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheet of FSP Fair Lakes Corp. (a Delaware Corporation) as of December 31, 2001 and the related statements of operations, changes in stockholders' equity and cash flows for the period from July 24, 2001 (date of inception) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Fair Lakes Corp. (a Delaware Corporation) at December 31, 2001, and the results of its operations and its cash flows for the period from July 24, 2001 (date of inception) to December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

/s/ Braver and Company, P.C.

February 1, 2002

                              FSP FAIR LAKES CORP.
                            (A DELAWARE CORPORATION)
                                  BALANCE SHEET
                                DECEMBER 31, 2001

      ASSETS

Rental property, at cost:
  Land                                                             $  4,183,196
  Building                                                           35,276,656
                                                                   ------------

                                                                     39,459,852
  Less: accumulated depreciation                                        263,821
                                                                   ------------

    Rental property, net                                             39,196,031

Cash                                                                  1,049,719
Capital improvement reserves                                          1,801,043
Miscellaneous other assets                                              259,095
                                                                   ------------

    Total assets                                                   $ 42,305,888
                                                                   ============

      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Accrued payable and accrued expenses                             $    285,006
  Dividends payable                                                     923,680
                                                                   ------------

    Total liabilities                                                 1,208,686
                                                                   ------------

Stockholders' equity:
  Preferred stock, $01 par value per share,
    authorized 480 shares, issued and outstanding 480 shares                  5
  Common stock, $.01 par value per share,
    authorized one share, issued and outstanding one share                   --
  Additional paid-in capital                                         44,045,431
  Retained deficit and dividends in excess of earnings               (2,948,234)
                                                                   ------------

    Total stockholders' equity                                       41,097,202
                                                                   ------------

    Total liabilities and stockholders' equity                     $ 42,305,888
                                                                   ============

                 See accompanying notes to financial statements

                              FSP FAIR LAKES CORP.
                            (A DELAWARE CORPORATION)
                             STATEMENT OF OPERATIONS
       PERIOD FROM JULY 24, 2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001

REVENUES:

  Rental income                                                     $ 1,830,804
  Interest                                                               13,636
                                                                    -----------

    Total revenues                                                    1,844,440
                                                                    -----------

EXPENSES:
  Administrative                                                        120,797
  Depreciation                                                          263,821
  Interest                                                            2,940,668
  Management fees                                                        57,270
  Operating and maintenance                                             315,454
  Taxes and insurance                                                   147,984
                                                                    -----------

    Total expenses                                                    3,845,994
                                                                    -----------

NET LOSS                                                            $(2,001,554)
                                                                    ===========

                 See accompanying notes to financial statements

                              FSP FAIR LAKES CORP.
                            (A DELAWARE CORPORATION)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
       PERIOD FROM JULY 24, 2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001

                                                                                     Retained Deficit
                                                                       Additional      and Dividends        Total
                                                                         Paid-in         in Excess       Stockholders'
                                     Preferred Stock   Common Stock      Capital        of Earnings         Equity
                                     ---------------   ------------    ----------       -----------         ------
Private offering of 480 shares, net    $          5    $         --    $ 44,045,431    $         --     $ 44,045,436

Net loss                                         --              --              --      (2,001,554)      (2,001,554)

Dividends                                        --              --              --        (946,680)        (946,680)
                                       ------------    ------------    ------------    ------------     ------------

Balance, December 31, 2001             $          5    $         --    $ 44,045,431    $ (2,948,234)    $ 41,097,202
                                       ------------    ------------    ------------    ------------     ------------

                 See accompanying notes to financial statements

                  FSP FAIR LAKES CORP. (A DELAWARE CORPORATION)
                             STATEMENT OF CASH FLOWS
       PERIOD FROM JULY 24, 2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                         $ (2,001,554)

Adjustments to reconcile net loss to net cash
  used in operating activities:
    Depreciation                                                        263,821
    Changes in operating assets and liabilities:
    Increase in miscellaneous other assets                             (259,095)
    Increase in accounts payable and accrued expenses                   285,006
                                                                   ------------

      Net cash used in operating activities                          (1,711,822)
                                                                   ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to capital improvement reserves                          (1,801,043)
  Purchase of rental property                                       (39,459,852)
                                                                   ------------

      Net cash used in investing activities                         (41,260,895)
                                                                   ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds of issuance of shares                                     48,000,010
  Syndication costs incurred                                         (3,954,574)
  Dividends paid                                                        (23,000)
  Proceeds from promissory note                                      39,000,000
  Principal payments on promissory note                             (39,000,000)
                                                                   ------------

      Net cash provided by financing activities                      44,022,436
                                                                   ------------

NET INCREASE IN CASH                                                  1,049,719

CASH BALANCE, beginning of period                                            --
                                                                   ------------

CASH BALANCE, end of period                                        $  1,049,719
                                                                   ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW:
  Cash paid during the period for interest                         $  2,940,668
                                                                   ============

                 See accompanying notes to financial statements

                              FSP FAIR LAKES CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

   ORGANIZATION

   FSP Fair Lakes Corp. was organized on July 24, 2001 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial building located in Fairfax, Virginia (the "Property"). The Property consists of a six-story Class "A" suburban office building containing 210,993 square feet located on approximately 5.8 acres of land. The Company acquired the Property on September 17, 2001 and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

   In November 2001, the Company completed a private offering of 480 shares of preferred stock at $100,000 per share.

   METHOD OF ACCOUNTING

   The Company maintains its books and records on the accrual method of accounting in accordance with generally accepted accounting principles.

   CASH AND CASH EQUIVALENTS

   For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

   INCOME TAXES

   The Company has elected and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 90% of its REIT taxable income to its shareholders and satisfies certain other requirements. Accordingly, no provision for federal or state income taxes has been included in the accompanying financial statements.

   For the period ended December 31, 2001, the Company incurred a net operating loss for income tax purposes approximately of $2,137,000 that can be carried forward until it expires in the year 2021. The primary difference between the financial and taxable net loss is due to timing differences in the recognition of rental revenue. Approximately $154,000 of such revenue is recognized for financial reporting purposes but deferred for tax purposes.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

   SYNDICATION FEES

   Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $3,954,574 have been reported as a reduction in the Stockholders' Equity.

   REVENUE RECOGNITION

   Rental income, which includes scheduled increases over the lease term, is recognized on a straight-line basis. Income recognized on a straight-line basis did materially differ from income that would have accrued in accordance with the leases.

                              FSP FAIR LAKES CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)

   PROPERTY AND DEPRECIATION

   Rental property is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives of 39 years for real property by use of the straight-line method for financial reporting. Depreciation was $263,821 for the period ended December 31, 2001.

2. CAPITAL STOCK:

   PREFERRED STOCK

   Each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

   The Company declared a dividend in 2001 to holders on record on December 31, 2001. These dividends, in the amount of $835,503, were paid in 2002 and have been accrued and reflected in Stockholders' Equity.

   In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter, and vote on the election and certain changes to the Board of Directors. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have the right, as one class together with the holder of Common Stock, to vote to elect the directors of the company. Holders of Shares have no redemption or conversion rights.

   COMMON STOCK

   Franklin Street Properties Corp. (FSP), formerly Franklin Street Partners Limited Partnership, is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. After completion of the offering of Shares, the Company shall not declare or pay any cash dividends on shares of Common Stock.

   The Company paid dividends of $111,177 of which $88,177 was accrued at December 31, 2001 and paid February 2002.

3. RELATED PARTY TRANSACTIONS:

   A management agreement was executed on December 4, 2001 between the Company and FSP Property Management LLC, an affiliate of the Common Shareholder. The agreement provides for a total management fee equal to 1% of collected revenues. The affiliate's portion of the fees earned and paid was $16,508 for the period ended December 31, 2001.

   An acquisition fee and other costs totaling $280,341 were paid in 2001 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

                              FSP FAIR LAKES CORP.
                            (A DELAWARE CORPORATION)
                     NOTES ACCOMPANYING FINANCIAL STATEMENTS

3. RELATED PARTY TRANSACTIONS: (CONTINUED)

   Syndication fees of $3,840,000 were paid in 2001 to an affiliate of the Common Shareholder for services related to syndication of the investor's preferred stock interest.

   A commitment fee of $2,760,000 was paid to an affiliate of the Common Shareholder for obtaining the first mortgage loan. Such amount is included in interest on the Statement of Operations.

   During 2001, the Company borrowed and repaid in full a note payable to Franklin Street Partners Limited Partnership, the Common Shareholder, principal of $39,000,000 with interest equal to the Citizens Bank of Massachusetts base rate. Interest paid to the affiliate was $180,668.

   Franklin Street Partners Limited Partnership operated under the laws of the Commonwealth of Massachusetts. On January 1, 2002, the limited partnership merged into Franklin Street Properties Corp (FSP), the Common Shareholder, and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

4. LEASES:

   The Company, as lessor, has minimum future rentals due under a noncancellable operating lease as follows:

                             Year Ended
                            December 31,         Amount
                            ------------         ------

                                2002          $ 3,876,732
                                2003            4,087,345
                                2004            4,189,541
                                2005            4,294,279
                                2006            4,401,637
                              Thereafter       13,876,229
                                              -----------
                                              $34,725,763
                                              ===========

   In addition, the lessee is liable for real estate taxes and operating expenses as direct expenses to the lessee.

   Upon acquiring the commercial rental property in September 2001, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease expires December 31, 2009 with two five-year options to renew.

5. CONCENTRATIONS OF RISK:

   For the period ended December 31, 2001, 100% of the rental income was derived from one lessee. As such, future rental receipts are dependent upon the financial strength of the lessee and its ability to perform under the lease agreement.

   The Company maintains its cash accounts at one financial institution. The balances, at times, may exceed federally insured limits. At December 31, 200 1,the Company had cash on deposit exceeding the insured limit by $649,753.

                            FSP Northwest Point Corp.
                              Financial Statements
                                December 31, 2002

                                Table of Contents
                                                                            Page
                                                                            ----
Financial Statements

Independent Auditor's Report.............................................. F-283

Balance Sheets as of December 31, 2002 and 2001........................... F-284

Statements of Operations for the year ended December 31, 2002 and for the period October 17, 2001 (date of inception)
      to December 31, 2001................................................ F-285

Statements of Changes in Stockholders' Equity for the year ended
      December 31, 2002 and for the period October 17, 2001 (date of inception) to December 31, 2001.................................. F-286

Statements of Cash Flows for the year ended December 31, 2002 and for the period October 17, 2001 (date of inception) to
      December 31, 2001................................................... F-287

Notes to the Financial Statements......................................... F-288

Schedule of Real Estate and Accumulated Depreciation...................... F-297

                          INDEPENDENT AUDITOR'S REPORT

To the Stockholders
FSP Northwest Point Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheets of FSP Northwest Point Corp. (a Delaware Corporation) as of December 31, 2002 and 2001, and the related statements of operations, changes in stockholders' equity and cash flows, as well as the financial statement schedule listed in the accompanying index, for the year ended December 31, 2002, and for the period from October 17, 2001 (date of inception) to December 31, 2001. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial statement schedule are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial statement schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial statement schedule referred to above present fairly, in all material respects, the financial position of FSP Northwest Point Corp. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the year ended December 31, 2002, and for the initial period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

Newton, Massachusetts
February 7, 2003

                            FSP Northwest Point Corp.
                                 Balance Sheets

                                                         December 31,    December 31,
(in thousands, except shares and par value amounts)          2002           2001
=====================================================================================

Assets:

Real estate investments, at cost:
   Land                                                   $    3,242    $    3,242
   Buildings and improvements                                 26,555        26,555
-------------------------------------------------------------------------------------
                                                              29,797        29,797

   Less accumulated depreciation                                 711            28
-------------------------------------------------------------------------------------

     Real estate investments, net                             29,086        29,769

Cash and cash equivalents                                      1,492           657
Cash - funded reserve                                          1,498         1,498
Step rent receivable                                             339            --
Prepaid expenses and other assets                                 49            37
Deferred lease origination costs, net of accumulated
   amortization of $170 and $2                                 1,230         1,398
-------------------------------------------------------------------------------------

     Total assets                                         $   33,694    $   33,359
=====================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
   Accounts payable and accrued expenses                  $    1,216    $      790
   Accrued rents                                                 407           391
   Dividends payable                                             716           132
-------------------------------------------------------------------------------------

     Total liabilities                                         2,339         1,313
-------------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:
   Preferred Stock, $.01 par value, 372.5 shares
     authorized, issued and outstanding                           --            --
   Common Stock, $.01 par value, 1 share
     authorized, issued and outstanding                           --            --
   Additional paid-in capital                                 34,186        34,186
   Retained deficit and dividends in excess of earnings       (2,831)       (2,140)
-------------------------------------------------------------------------------------

     Total Stockholders' Equity                               31,355        32,046
-------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity           $   33,694    $   33,359
=====================================================================================

                See accompanying notes to financial statements.

                            FSP Northwest Point Corp.
                            Statements of Operations

                                                                                       For the Period
                                                                  For the             October 17, 2001
                                                                Year Ended          (date of inception)
                                                                December 31,          to December 31,
(in thousands, except shares and per share amounts)                2002                    2001
=======================================================================================================

Revenue:
   Rental                                                       $   5,127               $     351
   Interest and other                                                  40                       7
-------------------------------------------------------------------------------------------------------

     Total revenue                                                  5,167                     358
-------------------------------------------------------------------------------------------------------

Expenses:
   Rental operating expenses                                          628                      89
   Depreciation and amortization                                      851                      30
   Real estate taxes and insurance                                  1,435                      60
   Interest                                                            --                   2,187
-------------------------------------------------------------------------------------------------------

     Total expenses                                                 2,914                   2,366
-------------------------------------------------------------------------------------------------------

Net income (loss) before common dividends                           2,253                  (2,008)

   Dividends paid to common shareholders prior to syndication
     of preferred shares                                               --                      26
-------------------------------------------------------------------------------------------------------

   Net income (loss) attributable to preferred shareholders     $   2,253               $  (2,034)
=======================================================================================================

   Weighted average number of preferred shares outstanding,
     basic and diluted                                              372.5                   372.5
=======================================================================================================

   Net income (loss) per preferred share, basic and diluted     $   6,048               $  (5,460)
=======================================================================================================

                See accompanying notes to financial statements.

                            FSP Northwest Point Corp.
                  Statements of Changes in Stockholders' Equity
                      For the Year Ended December 31, 2002
                       and for the period October 17, 2001
                               (date of inception)
                              to December 31, 2001

                                                                            Retained Deficit
                                                                Additional    and Dividends        Total
                                         Preferred    Common     Paid in       in Excess of     Stockholders'
(in thousands, except shares)              Stock      Stock      Capital        Earnings           Equity
=============================================================================================================

Private offering of 372.5 shares, net   $      --   $      --   $  34,186     $      --         $  34,186

Dividends                                      --          --          --          (132)             (132)

Net Loss                                       --          --          --        (2,008)           (2,008)
-------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                     --          --      34,186        (2,140)           32,046

Dividends                                      --          --          --        (2,944)           (2,944)

Net Income                                     --          --          --         2,253             2,253
-------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002              $      --   $      --   $  34,186     $  (2,831)        $  31,355
=============================================================================================================

                See accompanying notes to financial statements.

                            FSP Northwest Point Corp.
                            Statements of Cash Flows

                                                                               For the Period
                                                                   For the    October 17, 2001
                                                                 Year Ended  (date of inception)
                                                                December 31,   to December 31,
================================================================================================
(in thousands)                                                      2002           2001

Cash flows from operating activities:
   Net income (loss)                                            $    2,253    $   (2,008)
   Adjustments to reconcile net income (loss) to net cash
     provided by (used for) operating activities:
     Depreciation and amortization                                     851            30
   Changes in operating assets and liabilities:
       Cash funded reserve                                              --        (1,498)
       Prepaid expenses and other assets                               (12)          (37)
       Step rent receiveable                                          (339)           --
       Accounts payable and accrued expenses                           426           790
       Accrued rents                                                    16           391
------------------------------------------------------------------------------------------------

         Net cash provided by (used for) operating activities        3,195        (2,332)
------------------------------------------------------------------------------------------------

Cash flows from investing activities:
   Purchase of real estate assets                                       --       (29,797)
   Purchase of deferred lease origination costs                         --        (1,400)
------------------------------------------------------------------------------------------------

         Net cash used in investing activities                          --       (31,197)
------------------------------------------------------------------------------------------------

Cash flows from financing activities:
   Proceeds from sale of company stock                                  --        37,250
   Syndication costs                                                    --        (3,064)
   Dividends to stockholders                                        (2,360)           --
   Proceeds from long-term debt                                         --        30,150
   Principal payments on long-term debt                                 --       (30,150)
------------------------------------------------------------------------------------------------

         Net cash (used for) provided by financing activities       (2,360)       34,186
------------------------------------------------------------------------------------------------

Net increase in cash and cash equivalents                              835           657

Cash and cash equivalents, beginning of year                           657            --
------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of year                          $    1,492    $      657
================================================================================================

Supplemental disclosure of cash flow information:

   Cash paid for:
   Interest                                                     $       --    $    2,187

Disclosure of non-cash financing activities:
   Dividends declared but not paid                              $      716    $      132

                See accompanying notes to financial statements.

                            FSP Northwest Point Corp.
                          Notes to Financial Statements

1. Organization

FSP Northwest Point Corp. (the "Company") was organized on October 17, 2001 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial office building located in Elk Grove, Illinois (the "Property"). The Property consists of a six-story Class "A" suburban office building that contains approximately 177,000 square feet of space situated on approximately
5.3 acres of land. The company acquired the Property on December 5, 2001.

2. Summary of Significant Accounting Policies

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain information in the 2001 financial statements have been reclassified to conform to the 2002 presentation.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvements typically is provided by cash set aside at the time the property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight line method over the assets' estimated useful lives as follows:

      Category                               Years
      --------                               -----
      Building - Commercial                   39
      Building Improvements                 15-39
      Furniture and equipment                5-7

                            FSP Northwest Point Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

The following schedule reconciles the cost of the property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheet:

      (in thousands)

      Price per Offering Memorandum                    $      30,150
      Plus: Acquisition fees                                     186
      Plus: Other acquisition costs                              861
      ----------------------------------------------------------------
        Total Acquisition Costs                        $      31,197
      ================================================================

These costs are reported in the Company's Balance Sheet as follows:

      Land                                             $       3,242
      Building                                                26,555
      Deferred lease origination costs                         1,400
      ----------------------------------------------------------------
        Total reported in Balance Sheet                $      31,197
      ================================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At December 31, 2002 and 2001, no such indicators of impairment were identified.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the property. Although these funds typically are used for the payment of real estate assets and deferred leasing commissions, there is no legal restriction on their use and they may be used for any company purpose.

RESTRICTED CASH

Restricted cash consists of tenant security deposits.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically has classified its debt securities as available-for-sale.

There were no investments in marketable securities at December 31, 2002 and 2001.

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

                            FSP Northwest Point Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

CONCENTRATION OF CREDIT RISKS (continued)

For the year ended December 31, 2002 and the period ended December 31, 2001, 100% of the rental income was derived from one tenant, Motorola. As such, future receipts are dependent upon the financial strength of the lessee and its ability to perform under the lease agreement.

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents and cash-funded reserves and restricted cash approximate their fair values based on their short-term maturity and prevailing interest rates.

STEP RENT RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, is $339,000 and $0 at December 31, 2002 and 2001, respectively.

DEFERRED LEASE ORIGINATION COSTS

Deferred lease origination costs are the estimated value of legal and leasing costs related to acquired leases that were included in the purchase price when the Company acquired the property. Under Statement of Financial Accounting Standards No. 141 "Business Combinations" ("SFAS 141"), which was approved by the Financial Accounting Standards Board in June 2001, the Company is required to segregate these costs from its investment in real estate. The Company subsequently amortizes these costs on a straight-line basis over the weighted-average remaining life of the related lease. Amortization expense of approximately $168,000 and $2 is included in Depreciation and Amortization in the Company's Statements of Operations for the year ended December 31, 2002 and the period ended December 31, 2001, respectively.

Deferred lease origination costs included in the purchase price of the property were $1,400,000 and are being amortized over the weighted-average period of six years in respect of the lease assumed. Details of the deferred lease origination costs as of December 31:

                                                 2002                2001
                                            ------------        ------------
      Cost                                  $  1,400,000        $  1,400,000
      Accumulated amortization                   170,000               2,000
                                            ------------        ------------
      Book value                            $  1,230,000        $  1,398,000
                                            ============        ============

The estimated annual amortization expense for the years succeeding December 31, 2002 are as follows:

             2003                                    $   170,000
             2004                                    $   170,000
             2005                                    $   170,000
             2006                                    $   170,000
             2007                                    $   170,000

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $3,064,000 have been reported as a reduction in the Stockholders' Equity in the Company's Balance Sheets.

                            FSP Northwest Point Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial property and accounts for its lease as an operating lease. Rental income from the lease, which may include rent concession (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenants. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below:

                                          Year Ended        Period Ended
                                         December 31,       December, 31
      (in thousands)                         2002               2001
      ====================================================================
      Income from lease                   $   2,956          $     210
      Straight-line rent adjustment             339                 --
      Reimbursable expense                    1,832                141
      --------------------------------------------------------------------

           Total                          $   5,127          $     351
      ====================================================================

INTEREST AND OTHER

Interest income and other income are recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at December 31, 2002 and 2001. Subsequent to the completion of the offering of preferred shares, the holders of the common stock are not entitled to share in any income. The denominator used for calculating basic and diluted net income per share is shown for preferred shares only and is as follows:

                                           Year Ended         Period Ended
                                          December 31,        December 31,
                                              2002                2001
      ======================================================================
      Weighted average number of
      preferred shares outstanding            372.5               372.5

                            FSP Northwest Point Corp.
                          Notes to Financial Statement

3. Recent Accounting Standards

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement will be effective at the beginning of 2003. The Company has reviewed the provisions of SFAS 143 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows. The Company does not have any real estate assets that it considers "held for sale" at December 31, 2002.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FASB Statements Nos. 4, 44, and 64, Amendment of SFAS 13, and Technical Corrections". This Statement rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, SFAS No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends SFAS No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement will be effective for the Company's fiscal year ending December 31, 2003. The Company has reviewed the provisions of SFAS 145 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

In July 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement was effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The Company does not anticipate that the adoption of this statement will have a material effect on the Company's financial statements.

4. Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies their requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2001, the Company incurred a net operating loss for income tax purposes of approximately $1,593,000 that can be carried forward until it expires in the year 2021.

The Company's net tax basis of its real estate assets is higher than the amount set forth in the Company's Balance Sheet by approximately $1,364,000.

                            FSP Northwest Point Corp.
                          Notes to Financial Statement

4. Income Taxes (continued)

The following schedule reconciles GAAP Net Income to Taxable Income subject to dividend requirements:

                                                               Year Ended    Period Ended
                                                               December 31,  December 31,
      (in thousands)                                               2002         2001
      ====================================================================================
      GAAP net income (loss)                                    $   2,253    $  (2,008)

         Add: Book depreciation and amortization                      851           30
              Other book/tax differences, net                          --          415
        Less: Tax depreciation and amortization                      (683)         (31)
              Straight-line rents                                    (339)          --
      ------------------------------------------------------------------------------------
      Taxable income (loss) subject to dividend requirement(1)  $   2,082    $  (1,594)
      ====================================================================================

(1)   A tax loss is not subject to a dividend requirement.

The following schedule reconciles cash dividends paid to the dividends paid deduction:

                                                                 Year Ended   Period Ended
                                                                December 31,  December 31,
          (in thousands)                                            2002        2001
      ====================================================================================
      Cash dividends paid                                       $   2,360    $      --
         Plus:  Dividends designated from following year               --           --
         Less:  Portion designated capital gain distribution           --           --
         Less:  Return of Capital                                    (278)          --
      ------------------------------------------------------------------------------------
      Dividends paid deduction                                  $   2,082    $      --
      ====================================================================================

5. Cash Available for Distribution

The Company evaluates its performance based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the Company's activity. CAD is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and amortization, certain non-cash compensation expenses and straight line rent adjustments); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets, property and equipment ("Capital Expenditures"), payments for deferred leasing commissions and payments for deferred lease origination costs; plus (less) proceeds from (payments to) cash reserves established at the acquisition date of the property (cash-funded reserve). Depreciation and amortization, non-cash compensation and straight-line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures, payments of deferred leasing commissions and payments for deferred lease origination costs and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income. CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. We believe that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the financial statements.

                            FSP Northwest Point Corp.
                          Notes to Financial Statements

5. Cash Available for Distribution (continued)

The calculation of CAD is shown in the following table:

                                                                       December 31,
      (in thousands)                                              2002             2001
      =======================================================================================
         Net income (loss)                                    $   2,253        $  (2,008)
         Depreciation and amortization                              851               30
         Straight line rent                                        (339)              --
         Proceeds from offering of shares                            --           34,186
         Purchase of land and building and improvements              --          (29,797)
         Establish funded reserve                                    --           (1,498)
         Payment of deferred origination costs                       --           (1,400)
      ---------------------------------------------------------------------------------------

      Cash Available for Distribution                         $   2,765        $    (487)
      =======================================================================================

The Company's cash distributions are summarized as follows:

      (in thousands)                                           Year Ended       Period Ended
                                                              December 31,      December 31,
      Quarter Paid                                                2002              2001
      =======================================================================================
      First Quarter                                           $      132       $      --
      Second Quarter                                                 745              --
      Third Quarter                                                  739              --
      Fourth Quarter                                                 744              --
      ---------------------------------------------------------------------------------------

      Dividends Paid                                          $    2,360       $      --
      =======================================================================================

Cash distributions are typically paid in the quarter following the quarter that CAD is generated.

Cash distributions are declared and paid based on the total outstanding shares as of the record date.

6. Capital Stock

PREFERRED STOCK

Generally each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

                            FSP Northwest Point Corp.
                          Notes to Financial Statements

6. Capital Stock (continued)

COMMON STOCK

Franklin Street Properties Corp. (FSP), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares, the holders of common shares are not entitled to receive any income, nor shall the Company declare or pay any cash dividends on shares of Common Stock.

7. Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the year ended December 31, 2002 and the period ended December 31, 2001, fees incurred under the agreement were $50,000 and $3,400, respectively.

An acquisition fee of $186,000 was paid in 2001 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $2,980,000 were paid in 2001 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2001, the Company borrowed and repaid in full:

      Note payable to FSP, principal of $30,150,000 with interest equal to the Citizens Bank base. Interest paid to FSP was $45,000. The average interest rate during the time the loan was outstanding was 4.75%.

      A commitment fee of $2,142,000 was paid to FSP for obtaining the first mortgage loan. Such amount is included in interest expense on the Statement of Operations.

The Company paid a dividend of $26,394 in 2001 to the common shareholder relating to earnings of the Company prior to the completion of the offering of preferred shares.

8. Commitments and Contingencies

The Company, as lessor, has future minimum rentals due under a non-cancelable operating lease as follows:

                             Year Ended
(in thousands)              December 31,              Amount
                          ------------------     ---------------

                                2003              $       3,021
                                2004                      3,112
                                2005                      3,206
                                2006                      3,302
                                2007                      3,401
                             Thereafter                   8,019
                                                 ---------------
                                                  $      24,061
                                                 ===============

In addition, the lessee is liable for real estate taxes and certain operating expenses of the property.

Upon acquiring the commercial rental property in December, 2001, the Company was assigned the lease agreement between the seller of the Property and the existing tenant. The original lease period is ten years with renewal options.

                            FSP Northwest Point Corp.
                          Notes to Financial Statements

9. Subsequent Event

The Company has entered into a merger agreement with its common shareholder, Franklin Street Properties Corp ("FSP"). In January 2003 FSP filed a proxy statement with the United States Securities and Exchange Commission indicating its intent to acquire the preferred stock interests of the Company and twelve additional REITs. The merger requires the approval of the shareholders of the Company as well as the shareholders of the twelve additional REITs and the shareholders of FSP. If approved, FSP will issue shares of its common stock in exchange for a 100% ownership interest in the Company.

                                                                    SCHEDULE III

                            FSP NORTHWEST POINT CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                               December 31, 2002

(in thousands)
                                                                Initial Cost
                                                    ------------------------------------
                                                                                Costs
                                                                             Capitalized
                                                                             (Disposals)
                                                                              Subsequent
                                      Encumbrances             Buildings &        to
Description                               (1)          Land    Improvements  Acquisition
                                      ------------   --------  ------------  -----------

Northwest Point, Elk Grove, Illinois            --   $  3,242  $   26,555    $        --
                                      ============   ========  ============  ===========

(in thousands)
                                                          Historical Costs
                                      -------------------------------------------------------------

                                                                                          Total
                                                                                        Costs, Net
                                                                                            of        Depreciable
                                                 Buildings &              Accumulated   Accumulated      Life          Date of
Description                             Land    Improvements   Total(2)  Depreciation  Depreciation      Years       Acquisition
                                      --------  ------------   --------  ------------  ------------   -----------   --------------

Northwest Point, Elk Grove, Illinois  $  3,242  $     26,555   $ 29,797  $        711  $     29,086     15-39       December, 2001
                                      ========  ============   ========  ============  ============

(1)   There are no encumbrances on the above properties.
(2) The aggregate cost for Federal Income Tax purposes is greater than the total historical cost by approximately $1,400,000.

                            FSP NORTHWEST POINT CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION

The following table summarizes the changes in the Company's real estate investment and accumulated depreciation.

                                                      December 31,
      (in thousands)                               2002          2001
      ===================================================================

      Real estate investments, at cost:
         Balance, beginning of period           $  29,797    $      --
           Acquisitions                                --       29,797
           Improvements                                --           --
           Dispositions                                --           --
      -------------------------------------------------------------------

         Balance, end of period                 $  29,797    $  29,797
      ===================================================================

      Accumulated depreciation:
         Balance, beginning of period           $      28    $      --
           Depreciation                               683           28
           Dispositions                                --           --
      -------------------------------------------------------------------

         Balance, end of period                 $     711    $      28
      ===================================================================

                            FSP NORTHWEST POINT CORP.
                            (A DELAWARE CORPORATION)
                              FINANCIAL STATEMENTS
                          PERIOD FROM OCTOBER 17, 2001
                               (DATE OF INCEPTION)
                              TO DECEMBER 31, 2001

                                    CONTENTS

                                                                            PAGE

Independent auditors' report                                               F-300

Financial statements:

    Balance sheet                                                          F-301

    Statement of operations                                                F-302

    Statement of changes in stockholders' equity                           F-303

    Statement of cash flows                                                F-304

Notes accompanying financial statements                                    F-305

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders
FSP Northwest Point Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheet of FSP Northwest Point Corp. (a Delaware Corporation) as of December 31, 2001 and the related statements of operations, changes in stockholders' equity and cash flows for the period from October 17, 2001 (date of inception) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Northwest Point Corp. (a Delaware Corporation) at December 31, 2001, and the results of its operations and its cash flows for the period from October 17, 2001 (date of inception) to December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

/s/ Braver and Company, P.C.

February 1, 2002

                            FSP NORTHWEST POINT CORP.
                            (A DELAWARE CORPORATION)
                                  BALANCE SHEET
                                DECEMBER 31, 2001

      ASSETS

Rental property, at cost:
  Land                                                             $  3,242,038
  Building                                                           27,954,935
                                                                   ------------

                                                                     31,196,973
  Less: accumulated depreciation                                         29,866
                                                                   ------------

    Rental property, net                                             31,167,107

Cash                                                                    657,014
Capital improvement reserves                                          1,497,584
Due from affiliates                                                      35,959
Miscellaneous other assets                                                1,088
                                                                   ------------

    Total assets                                                     33,358,752
                                                                   ============

      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Accounts payable and accrued expenses                                 790,020
  Deferred rental income                                                390,293
  Dividends payable                                                     132,201
                                                                   ------------

    Total liabilities                                                 1,312,514
                                                                   ------------

Stockholders' equity:
  Preferred stock, $01 par value per share;
    authorized 372.5 shares; issued and outstanding 372.5 shares              4
  Common stock, $.01 par value per share;
    authorized one share; issued and outstanding one share                   --
  Additional paid-in capital                                         34,186,363
  Retained deficit and dividends in excess of earnings               (2,140,129)
                                                                   ------------

    Total Stockholders' equity                                       32,046,238
                                                                   ------------

    Total liabilities and stockholders' equity                     $ 33,358,752
                                                                   ============

                 See accompanying notes to financial statements

                            FSP NORTHWEST POINT CORP.
                            (A DELAWARE CORPORATION)
                             STATEMENT OF OPERATIONS
      PERIOD FROM OCTOBER 17, 2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001

REVENUES:
  Rental income                                                     $   351,315
  Interest                                                                6,284
                                                                    -----------

    Total revenues                                                      357,599
                                                                    -----------

EXPENSES:

  Administrative                                                         53,145
  Depreciation and amortization                                          29,866
  Interest                                                            2,186,681
  Management fees                                                         6,799
  Operating and maintenance                                              29,474
  Taxes and insurance                                                    59,563
                                                                    -----------

    Total expenses                                                    2,365,527
                                                                    -----------

NET LOSS                                                            $(2,007,928)
                                                                    ===========

                 See accompanying notes to financial statements

                            FSP NORTHWEST POINT CORP.
                            (A DELAWARE CORPORATION)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
      PERIOD FROM OCTOBER 17, 2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001

                                                                                       Retained Deficit
                                                                         Additional      and Dividends        Total
                                                                           Paid-in         in Excess       Stockholders'
                                       Preferred Stock   Common Stock      Capital        of Earnings         Equity
                                       ---------------   ------------    ----------       -----------         ------

Private offering of 372.5 shares, net    $          4    $         --    $ 34,186,363    $         --     $ 34,186,367

Net loss                                           --              --              --      (2,007,928)      (2,007,928)

Dividends                                          --              --              --        (132,201)        (132,201)
                                         ------------    ------------    ------------    ------------     ------------

Balance, December 31, 2001               $          4    $         --    $ 34,186,363    $ (2,140,129)    $ 32,046,238
                                         ============    ============    ============    ============     ============

                 See accompanying notes to financial statements

                            FSP NORTHWEST POINT CORP.
                            (A DELAWARE CORPORATION)
                             STATEMENT OF CASH FLOWS
      PERIOD FROM OCTOBER 17,2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                         $ (2,007,928)

Adjustments to reconcile net loss to net cash
  used in operating activities:
    Depreciation                                                         29,866
  Changes in operating assets and liabilities:
    Increase in due from affiliates                                     (35,959)
    Increase in miscellaneous other assets                               (1,088)
    Increase in accounts payable and accrued expenses                   790,020
    Increase in deferred rental income                                  390,293
                                                                   ------------

      Net cash used in operating activities                            (834,796)
                                                                   ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to capital improvement reserves                          (1,497,584)
  Purchase of rental property                                       (31,196,973)
                                                                   ------------

      Net cash used in investing activities                         (32,694,557)
                                                                   ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds of issuance of shares                                     37,250,010
  Syndication costs incurred                                         (3,063,643)
  Proceeds from promissory note                                      30,150,000
  Principal payments on promissory note                             (30,150,000)
                                                                   ------------

      Net cash provided by financing activities                      34,186,367
                                                                   ------------

NET INCREASE IN CASH                                                    657,014

CASH BALANCE, beginning of period                                            --
                                                                   ------------

CASH BALANCE, end of period                                        $    657,014
                                                                   ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW:
  Cash paid during the period for interest                         $  2,141,875
                                                                   ============

                 See accompanying notes to financial statements

                            FSP NORTHWEST POINT CORP.
                            (A DELAWARE CORPORATION))
                     NOTES ACCOMPANYING FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

   ORGANIZATION

   FSP Northwest Point Corp. was organized on October 17, 2001 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial building located in Elk Grove Village, Illinois (the "Property"). The Property consists of a six-story Class "A" suburban office building containing 176,848 rentable square feet of space positioned within the campus-like setting of the Park at Northwest Point, a 125-acre planned business park located in metropolitan Chicago's desirable northwest suburb of Elk Grove Village. The Company acquired the Property on December 5, 2001 and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

   In December 2001, the Company completed a private offering of 372.5 shares of preferred stock at $100,000 per share.

   METHOD OF ACCOUNTING

   The Company maintains its books and records on the accrual method of accounting in accordance with generally accepted accounting principles.

   CASH AND CASH EQUIVALENTS

   For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

   INCOME TAXES

   The Company has elected and intends to maintain its election as a REIT under the Internal Revenue Code of 1986, as amended. As a result, the Company generally will not be subject to federal taxation to the extent it distributes 90% of its REIT taxable income to its shareholders and satisfies certain other requirements. Accordingly, no provision for federal or state income taxes has been included in the accompanying financial statements.

   For the period ended December 31, 2001, the Company incurred a net operating loss for income tax purposes of approximately $1,593,000 that can be carried forward until it expires in the year 2021. The primary difference between the financial and taxable net loss is due to timing difference in the recognition of rental revenues. Approximately $309,000 of such revenue is deferred for financial reporting purposes but included in taxable income.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

   SYNDICATION FEES

   Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $3,063,644, have been reported as a reduction in the Stockholders' Equity.

                                FSP NORTHWEST POINT CORP.
                                (A DELAWARE CORPORATION))
                     NOTES ACCOMPANYING FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)

   REVENUE RECOGNITION

   Rental income, which includes scheduled increases over the lease term, is recognized on a straight-line basis. Income recognized on a straight-line basis did not materially differ from income that would have accrued in accordance with the leases.

   PROPERTY AND DEPRECIATION

   Rental property is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives of 39 years for real property by use of the straight-line method for financial reporting. Depreciation was $29,866 for the period ended December 31, 2001.

2. CAPITAL STOCK:

   PREFERRED STOCK

   Each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

   The Company declared a dividend in December 2001 to holders on record on December 31, 2001. These dividends, in the amount of $132,201, were paid in 2002 and have been accrued and reflected in Stockholders' Equity.

   In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter, and vote on the election and certain changes to the Board of Directors. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

   COMMON STOCK

   Franklin Street Properties Corp. (FSP), formerly Franklin Street Partners Limited Partnership, is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. After the completion of the offering of Shares, the Company shall not declare or pay any cash dividends on shares of Common Stock.

                            FSP NORTHWEST POINT CORP.
                            (A DELAWARE CORPORATION))
                     NOTES ACCOMPANYING FINANCIAL STATEMENTS

3. RELATED PARTY TRANSACTIONS:

   A management agreement was executed on December 5, 2001 between the Company and FSP Property Management LLC, an affiliate of the Common Shareholder. The agreement provides for a total management fee equal to 1% of gross revenue. The affiliate's portion of the fees earned was $3,400 for 2001, with $3,400 owed at December 31, 2001.

   An acquisition fee and other costs totaling $186,250 were paid in 2001 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

   Syndication fees of $2,980,000 were paid in 2001 to an affiliate of the Common Shareholder for services related to syndication of the investor's preferred stock interest.

   A commitment fee of $2,141,875 was paid to an affiliate of the Common Shareholder for obtaining the first mortgage loan. Such amount is included in interest on the Statement of Operations.

   During 2001, the Company borrowed and repaid in full a note payable to Franklin Street Partners Limited Partnership, the Common Shareholder, principal of $30,150,000 with interest equal to the Citizens Bank of Massachusetts base rate. Interest owed at December 31, 2001 to the affiliate was $44,806.

   Franklin Street Partners Limited Partnership operated under the laws of the Commonwealth of Massachusetts. On January 1, 2002, the limited partnership merged into Franklin Street Properties Corp (FSP), the Common Shareholder, and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

4. LEASES:

   The Company, as lessor, has minimum future rentals due under a noncancellable operating lease as follows:

                             Year Ended
                            December 31,         Amount
                            ------------         ------

                                2002          $ 2,687,206
                                2003            2,767,819
                                2004            2,851,232
                                2005            2,936,709
                                2006            3,024,985
                              Thereafter       10,537,193
                                              -----------
                                              $24,805,144
                                              ===========

   In addition, the lessee is liable for real estate taxes and operating expenses as direct expenses to the lessee.

   Upon acquiring the commercial rental property in December 2001, the Company was assigned the lease agreement between the seller of the Property and the existing tenant. The original lease period is ten years with renewal options.

                            FSP NORTHWEST POINT CORP.
                            (A DELAWARE CORPORATION))
                     NOTES ACCOMPANYING FINANCIAL STATEMENTS

5. CONCENTRATIONS OF RISK:

   For the period ended December 31, 2001,100% of the rental income was derived from one lessee. As such, future rental receipts are dependent upon the financial strength of the lessee and its ability to perform under the lease agreement.

   The Company maintains its cash accounts at two financial institutions. The balances, at times, may exceed federally insured limits. At December 31, 2001, the Company had cash on deposit exceeding the insured limit by $2,066,188.

6. ACCRUED EXPENSES:

   In conjunction with the purchase of the real estate, the Company assumed $692,219 of real estate taxes to be paid during 2002. This amount has been included in the cost of the property with the related obligation included in accrued expenses.

                            FSP Timberlake East Corp.
                              Financial Statements
                                December 31, 2002

                                Table of Contents
                                                                            Page
                                                                            ----
Financial Statements

Independent Auditor's Report.............................................. F-310

Balance Sheet as of December 31, 2002..................................... F-311

Statement of Operations for the period January 10, 2002
      (date of inception) to December 31, 2002............................ F-312

Statement of Changes in Stockholders' Equity for the period
      January 10, 2002 (date of inception) to December 31, 2002........... F-313

Statement of Cash Flows for the period January 10, 2002
      (date of inception) to December 31, 2002............................ F-314

Notes to the Financial Statements......................................... F-315

Schedule of Real Estate and Accumulated Depreciation...................... F-324

Additional Information:

   Independent Auditor's Report on Additional Information................. F-326

   Statement of Predecessor's Operations for the period January 1, 2002 to March 3, 2002.................................................... F-327

                          INDEPENDENT AUDITOR'S REPORT

To the Stockholders
FSP Timberlake East Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheet of FSP Timberlake East Corp. ( a Delaware Corporation) as of December 31, 2002, and the related statements of operations, changes in stockholders' equity and cash flows, as well as the financial statement schedule listed in the accompanying index, for the period from January 10, 2002 (date of inception) to December 31, 2002. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial statement schedule are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial statement schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial statement schedule referred to above present fairly, in all material respects, the financial position of FSP Timberlake East Corp. as of December 31, 2002, and the results of its operations and its cash flows for the initial period then ended in conformity with accounting principles generally accepted in the United States of America.

Newton, Massachusetts
February 7, 2003

                            FSP Timberlake East Corp.
                                  Balance Sheet

                                                                           December 31,
(in thousands, except shares and par value amounts)                           2002
=======================================================================================

Assets:

Real estate investments, at cost:
   Land                                                                     $  2,931
   Buildings and improvements                                                 16,525
---------------------------------------------------------------------------------------

                                                                              19,456
   Less accumulated depreciation                                                 334
---------------------------------------------------------------------------------------

     Real estate investments, net                                             19,122

Cash and cash equivalents                                                        868
Cash - funded reserve                                                            778
Restricted cash
Tenant rent receivable                                                            73
Step rent receivable                                                             108
Prepaid expenses and other assets                                                  4
Deferred lease origination costs, net of accumulated amortization of $112        593
Deferred leasing commissions, net of accumulated amortization of $5               30
---------------------------------------------------------------------------------------

     Total assets                                                           $ 21,593
=======================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
   Accounts payable and accrued expenses                                    $    131
   Dividends payable                                                             500
   Tenant security deposits                                                       17
---------------------------------------------------------------------------------------

     Total liabilities                                                           648
---------------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:
   Preferred Stock, $.01 par value, 250 shares
     authorized, issued and outstanding                                           --
   Common Stock, $.01 par value, 1 share
     authorized, issued and outstanding                                           --
   Additional paid-in capital                                                 22,892
   Retained deficit and dividends in excess of earnings                       (1,947)
---------------------------------------------------------------------------------------

     Total Stockholders' Equity                                               20,945
---------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity                             $ 21,593
=======================================================================================

                See accompanying notes to financial statements.

                            FSP Timberlake East Corp.
                             Statement of Operations

                                                                                  For the Period
                                                                                 January 10, 2002
                                                                               (date of inception) to
(in thousands, except shares and per share amounts)                              December 31, 2002
=======================================================================================================

Revenue:
   Rental                                                                           $ 2,403
   Interest and other                                                                    42
-------------------------------------------------------------------------------------------------------

     Total revenue                                                                    2,445
-------------------------------------------------------------------------------------------------------

Expenses:
   Rental operating expenses                                                            531
   Depreciation and amortization                                                        451
   Real estate taxes and insurance                                                      307
   Interest                                                                           1,457
-------------------------------------------------------------------------------------------------------

     Total expenses                                                                   2,746
-------------------------------------------------------------------------------------------------------

   Net loss before common dividends                                                    (301)

   Dividends paid to common shareholders prior to syndication of preferred shares        15
-------------------------------------------------------------------------------------------------------

   Net loss attributable to preferred shareholders                                  $  (316)
=======================================================================================================

   Weighted average number of preferred shares outstanding,
     basic and diluted                                                                  250
=======================================================================================================

   Net loss per preferred share, basic and diluted                                  $(1,264)
=======================================================================================================

                See accompanying notes to financial statements.

                            FSP Timberlake East Corp.
                  Statement of Changes in Stockholders' Equity
                         For the Period January 10, 2002
                    (date of inception) to December 31, 2002

                                                                                 Retained Deficit
                                                                  Additional      and Dividends         Total
                                        Preferred    Common        Paid in        in Excess of      Stockholders'
(in thousands, except shares)             Stock       Stock        Capital          Earnings           Equity
====================================================================================================================

Private offering of 250 shares, net    $    --      $     --    $     22,892      $       --       $   22,892

Dividends                                   --            --              --          (1,646)          (1,646)

Net Loss                                    --            --              --            (301)            (301)
--------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002             $    --      $     --    $     22,892      $   (1,947)      $   20,945
====================================================================================================================

                See accompanying notes to financial statements.

                            FSP Timberlake East Corp.
                             Statement of Cash Flows
                         For the Period January 10, 2002
                    (date of inception) to December 31, 2002

(in thousands)
=======================================================================================

Cash flows from operating activities:
   Net loss                                                              $   (301)
   Adjustments to reconcile net loss to net cash
     used for operating activities:
     Depreciation and amortization                                            451
Changes in operating assets and liabilities:
       Cash-funded reserve                                                   (778)
       Restricted cash                                                        (17)
       Tenant rent receivable                                                 (73)
       Step rent receivable                                                  (108)
       Prepaid expenses and other assets                                       (4)
       Accounts payable and accrued expenses                                  131
       Tenant security deposits                                                17
       Payment of deferred lease commissions                                  (35)
---------------------------------------------------------------------------------------

         Net cash used for operating activities                              (717)
---------------------------------------------------------------------------------------

Cash flows from investing activities:
   Purchase of real estate assets                                         (19,456)
   Purchase of deferred lease origination costs                              (705)
---------------------------------------------------------------------------------------

         Net cash used for investing activities                           (20,161)
---------------------------------------------------------------------------------------

Cash flows from financing activities:
   Proceeds from sale of company stock                                     25,000
   Syndication costs                                                       (2,108)
   Dividends to stockholders                                               (1,146)
   Proceeds from long-term debt                                            20,360
   Principal payments on long-term debt                                   (20,360)
---------------------------------------------------------------------------------------

         Net cash provided by financing activities                         21,746
---------------------------------------------------------------------------------------

Net  increase in cash and cash equivalents                                    868

Cash and cash equivalents, beginning of period                                 --
---------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                                 $    868
=======================================================================================

Supplemental disclosure of cash flow information:

   Cash paid for:
     Interest                                                            $  1,457

   Disclosure of non-cash financing activities:
     Dividends declared but not paid                                     $    500

                See accompanying notes to financial statements.

                            FSP Timberlake East Corp.
                          Notes to Financial Statements

1. Organization

FSP Timberlake East Corp. (the "Company") was organized on January 10, 2002 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial office building located in Chesterfield, Missouri (the "Property"). The Property consists of a five-story Class "A" suburban office building that contains approximately 116,000 square feet of space situated on approximately
8.6 acres of land. The Company acquired the Property on March 4, 2002.

2. Summary of Significant Accounting Policies

BASIS OF PRESENTATION

The results of operations from inception to date are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvement typically is provided by cash set aside at the time the property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight line method over the assets' estimated useful lives as follows:

         Category                            Years
         --------                            -----
         Building - Commercial                39
         Building Improvements               15-39
         Furniture and equipment              5-7

                            FSP Timberlake East Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

The following schedule reconciles the cost of the property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheet:

      (in thousands)

      Price per Offering Memorandum                         $      20,360
      Plus:  Acquisition fees                                         125
      Plus:  Other acquisition costs                                   76
      Less:  Purchase price adjustments from seller                  (535)
      -----------------------------------------------------------------------
        Total Acquisition Costs                             $      20,026
      =======================================================================

These costs are reported in the Company's Balance Sheet as follows :

      Land                                                  $       2,931
      Building, less improvements of $135                          16,390
      Deferred lease origination costs                                705
      -----------------------------------------------------------------------
        Total reported in Balance Sheet                     $      20,026
      =======================================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At December 31, 2002, no such indicators of impairment were identified.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the property. Although these funds typically are used for the payment of real estate assets and deferred leasing commissions, there is no legal restriction on their use and they may be used for any company purpose.

RESTRICTED CASH

Restricted cash consists of tenant security deposits.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically has classified its debt securities as available-for-sale.

There were no investments in marketable securities at December 31, 2002.

                            FSP Timberlake East Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the period ended December 31, 2002 rental income was derived from various tenants. As such, future receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

The following tenants represent greater than 10% of total revenue:

      Quest Software, Inc.                            22%
      Computer Associates International, Inc.         21%
      Prudential Securities Incorporated              13%
      Reinsurance Group of America, Inc.              12%

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents, cash-funded reserves and restricted cash approximate their fair values based on their short-term maturity and prevailing interest rates.

STEP RENT RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, is $108,000 at December 31, 2002.

DEFERRED LEASE ORIGINATION COSTS

Deferred lease origination costs are the estimated value of legal and leasing costs related to acquired leases that were included in the purchase price when the Company acquired the property. Under Statement of Financial Accounting Standards No. 141 "Business Combinations" ("SFAS 141"), which was approved by the Financial Accounting Standards Board in June 2001, the Company is required to segregate these costs from its investment in real estate. The Company subsequently amortizes these costs on a straight-line basis over the weighted-average remaining life of the related leases. Amortization expense of approximately $112,000 is included in Depreciation and Amortization in the Company's Statement of Operations for the period ended December 31, 2002.

Deferred lease origination costs included in the purchase price of the property were $705,000 and are being amortized over the weighted-average period of six years in respect of the leases assumed. Details of the deferred lease origination costs as of December 31, 2002:

      Cost                                    $   705,000
      Accumulated amortization                    112,000
                                              -----------
      Book value                              $   593,000
                                              ===========

The estimated annual amortization expense for the five years succeeding December 31, 2002 are as follows:

      2003                                    $   134,000
      2004                                    $   134,000
      2005                                    $   134,000
      2006                                    $   134,000
      2007                                    $    56,000

                            FSP Timberlake East Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

DEFERRED LEASING COMMISSIONS

Deferred leasing commissions represent external leasing costs incurred in the leasing of commercial space. These costs are capitalized and are amortized on a straight-line basis over the weighted-average remaining life of the related leases. Amortization expense of approximately $5,000 is included in Depreciation and Amortization in the Company's Statement of Operations for the period ended December 31, 2002.

Payments for deferred leasing commissions in 2002 amounted to $35,000 which is being amortized over the weighted-average period of seven years in respect of the leases. Details of the deferred leasing commissions as of December 31, 2002:

      Cost                                    $    35,000
      Accumulated amortization                      5,000
                                              -----------
      Book value                              $    30,000
                                              ===========

The estimated annual amortization expense for the five years succeeding December 31, 2002 are as follows:

      2003                                    $     5,000
      2004                                    $     5,000
      2005                                    $     5,000
      2006                                    $     5,000
      2007                                    $     5,000

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $2,108,000 have been reported as a reduction in the Stockholders' Equity in the Company's Balance Sheet.

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial property and accounts for its leases as operating leases. Rental income from leases, which may include rent concessions (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenants. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                                               Period Ended
                                                               December 31,
      (in thousands)                                               2002
      ======================================================================
      Income from leases                                    $     2,076
      Straight-line rent adjustment                                 108
      Reimbursable expenses                                         219
      ----------------------------------------------------------------------

           Total                                            $     2,403
      ======================================================================

INTEREST AND OTHER

Interest income and other income are recognized when the related services are performed and the earnings process is complete.

                            FSP Timberlake East Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

INCOME TAXES

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at December 31, 2002. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income. The denominator used for calculating basic and diluted net income per share is shown for preferred shares only and is as follows:

                                                                Period Ended
                                                                December 31,
                                                                    2002
      ==========================================================================
      Weighted average number of preferred shares
      outstanding                                                   250

3. Recent Accounting Standards

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement will be effective at the beginning of 2003. The Company has reviewed the provisions of SFAS 143 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows. The Company does not have any real estate assets that it considers "held for sale" at December 31, 2002.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FASB Statements Nos. 4, 44, and 64, Amendment of SFAS 13, and Technical Corrections". This Statement rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, SFAS No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends SFAS No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement will be effective for the Company's fiscal year ending December 31, 2003. The Company has reviewed the provisions of SFAS 145 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

                            FSP Timberlake East Corp.
                          Notes to Financial Statements

3. Recent Accounting Standards (continued)

In July 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement was effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The Company does not anticipate that the adoption of this statement will have a material effect on the Company's financial position, results of operations and cash flows.

4. Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies their requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2002, the Company incurred a net operating loss for income tax purposes of approximately $300,000 that can be carried forward until it expires in the year 2022.

At December 31, 2002 the Company's net tax basis of its real estate assets is higher than the amount set forth in the Company's Balance Sheet by approximately $691,000.

The following schedule reconciles GAAP Net Income to Taxable Income subject to dividend requirements:

                                                                   Period Ended
                                                                   December 31,
      (in thousands)                                                   2002
      =========================================================================

      GAAP net loss                                               $    (301)

         Add:  Book depreciation and amortization                       451
               Other book/tax differences, net                            3
         Less: Tax depreciation and amortization                       (345)
               Straight-line rents                                     (108)
      -------------------------------------------------------------------------
      Taxable income (loss) subject to dividend requirement(1)    $    (300)
      =========================================================================

      (1) A tax loss is not subject to a dividend requirement.

The following schedule reconciles cash dividends paid to the dividends paid deduction:

                                                                  Period Ended
                                                                  December 31,
      (in thousands)                                                  2002
      ========================================================================

      Cash dividends paid                                       $    1,146
         Plus:  Dividends designated from following year                --
         Less:  Portion designated capital gain distribution            --
         Less:  Return of Capital                                   (1,146)
      ------------------------------------------------------------------------
      Dividends paid deduction                                  $       --
      ========================================================================

                            FSP Timberlake East Corp.
                          Notes to Financial Statements

5. Cash Available for Distribution

The Company evaluates its performance based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the Company's activity. CAD is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation, certain non-cash compensation expenses and straight line rent adjustments); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets, property and equipment ("Capital Expenditures") payments for deferred leasing commissions and payments for deferred lease origination costs; plus (less) proceeds from (payments to) cash reserves established at the acquisition date of the property (cash funded reserves). Depreciation and amortization, non-cash compensation and straight-line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures, payments of deferred leasing commissions and payments for deferred lease origination costs and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income. CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. We believe that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the financial statements.

The calculation of CAD is shown in the following table:

                                                                December 31,
      (in thousands)                                               2002
      =======================================================================

         Net loss                                             $    (301)
         Depreciation and amortization                              451
         Straight line rent                                        (108)
         Proceeds from offering of shares                        22,892
         Purchase of land and building and improvements         (19,456)
         Establish funded reserve                                  (778)
         Payment of deferred leasing commissions                    (35)
         Payment of deferred lease origination costs               (705)
      -----------------------------------------------------------------------

      Cash Available for Distribution                         $   1,960
      =======================================================================

The Company's cash distributions for the period ended December 31, 2002 are summarized as follows:

      (in thousands)
                                                               Total Cash
      Quarter Paid                                             Dividends
      =======================================================================

      Second Quarter of 2002                            $         128
      Third Quarter of 2002                                       520
      Fourth Quarter of 2002                                      498
      -----------------------------------------------------------------------
        Dividends Paid in 2002                                  1,146

      First Quarter of 2003(1)                                    500
      -----------------------------------------------------------------------

        Dividends paid or accrued in 2002               $       1,646
      =======================================================================

(1) The Company declared a dividend payable to stockholders of record as of December 31, 2002.

Cash distributions are declared and paid based on the total outstanding shares as of the record date and are typically paid in the quarter following the quarter that CAD is generated.

                            FSP Timberlake East Corp.
                          Notes to Financial Statements

6. Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all income and all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to receive any income, nor shall the Company declare or pay any cash dividends on shares of Common Stock.

7. Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the period ended December 31, 2002, fees incurred under the agreement were $22,000.

An acquisition fee of $125,000 and other costs totaling $11,000 were paid in 2002 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $2,000,000 were paid in 2002 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2002, the Company borrowed and repaid in full:

      Note payable to FSP, principal of $20,360,000 with interest equal to the Citizens Bank base. Interest paid to FSP was $17,000. The average interest rate during the time the loan was outstanding was 4.75%.

      A commitment fee of $1,437,000 was paid to FSP for obtaining the first mortgage loan. Such amount is included in interest expense on the Statement of Operations.

The Company paid a dividend of $15,000 to the common shareholder relating to earnings of the Company prior to the completion of the offering of preferred shares.

                            FSP Timberlake East Corp.
                          Notes to Financial Statements

8. Commitments and Contingencies

The Company, as lessor, has future minimum rentals due under non-cancelable operating leases as follows:

                        Year Ended
(in thousands)          December 31,             Amount
                        ------------        ---------------

                           2003                $   2,588
                           2004                    2,666
                           2005                    2,249
                           2006                    1,559
                           2007                      901
                         Thereafter                1,971
                                            ---------------
                                               $  11,934
                                            ===============

In addition, the lessees are liable for real estate taxes and certain operating expenses of the property.

Upon acquiring the commercial rental property in March, 2002, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods range from four to eleven years with renewal options.

9. Subsequent Event

The Company has entered into a merger agreement with its common shareholder, Franklin Street Properties Corp ("FSP"). In January 2003 FSP filed a proxy statement with the United States Securities and Exchange Commission indicating its intent to acquire the preferred stock interests of the Company and twelve additional REITs. The merger requires the approval of the shareholders of the Company as well as the shareholders of the twelve additional REITs and the shareholders of FSP. If approved, FSP will issue shares of its common stock in exchange for a 100% ownership interest in the Company.

                                                                   SCHEDULE III

                            FSP TIMBERLAKE EAST CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                                December 31, 2002

(in thousands)
                                                                Initial Cost
                                                     -----------------------------------
                                                                                 Costs
                                                                              Capitalized
                                                                              (Disposals)
                                                                              Subsequent
                                      Encumbrances              Buildings &        to
Description                               (1)          Land    Improvements   Acquisition
                                      ------------  ---------  ------------  ------------

Timberlake East, Chesterfield, MO              --   $  2,931    $   16,390     $   135
                                      ============  =========  ============  ============

(in thousands)
                                                              Historical Costs
                                      --------------------------------------------------------------

                                                                                           Total
                                                                                         Costs, Net
                                                                                             of        Depreciable
                                                Buildings &              Accumulated     Accumulated      Life          Date of
Description                             Land    Improvements   Total(2)  Depreciation    Depreciation     Years       Acquisition
                                      --------  ------------  ---------  -------------   ------------    -------      ------------

Timberlake East, Chesterfield, MO      $ 2,931    $ 16,525     $ 19,456     $  334        $   19,122      15-39       March, 2002
                                      ========  ============  =========  =============   ============

(1)   There are no encumbrances on the above property.
(2) The aggregate cost for Federal Income Tax purposes is greater than the total historical cost by approximately $705,000.

                            FSP TIMBERLAKE EAST CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION

The following table summarizes the changes in the Company's real estate investment and accumulated depreciation:

                                      December 31,
      (in thousands)                            2002
      ====================================================

      Real estate investments, at cost:
         Balance, beginning of period      $      --
           Acquisitions                       19,321
           Improvements                          135
           Dispositions                           --
      ----------------------------------------------------

         Balance, end of period            $  19,456
      ====================================================

      Accumulated depreciation:
         Balance, beginning of period      $      --
           Depreciation                          334
           Dispositions                           --
      ----------------------------------------------------

         Balance, end of period            $     334
      ====================================================

                          INDEPENDENT AUDITOR'S REPORT
                            ON ADDITIONAL INFORMATION

To the Stockholders
FSP Timberlake East Corp.
(a Delaware Corporation)

Our report on the audit of the basic financial statements and the financial statement schedule of FSP Timberlake East Corp. for 2002 appears on page 1. That audit was conducted for the purpose of forming an opinion on the basic financial statements and financial statement schedule taken as a whole. The information shown on page 18 is presented for purposes of additional analysis and is not a part of the basic financial statements and financial statement schedule. The information has not been subjected to the auditing procedures applied in the audit of the basic financial statements and financial statement schedule, and, accordingly, we express no opinion on it.

Newton, Massachusetts
February 7, 2003

                            FSP Timberlake East Corp.
                      Statement of Predecessor's Operations
                                   (Unaudited)

                                             For the Period
                                           January 1, 2002 to
                                             March 3, 2002
                                             -------------
 (in thousands)
=============================================================

Revenue:
   Rental                                $        468
   Interest and other                               2
-------------------------------------------------------------

     Total revenue                                470
-------------------------------------------------------------

Expenses:
   Rental operating expenses                      118
   Depreciation and amortization                   65
   Real estate taxes and insurance                 60
   Interest                                        93
-------------------------------------------------------------

     Total expenses                               336
-------------------------------------------------------------

Net Income                               $        134
=============================================================

Note: The Company purchased the land and building on March 4, 2002. There is no comparative information for the corresponding period in the prior year.

                See auditor's report on additional information.

                         FSP Merrywood Apartments Corp.
                              Financial Statements
                                December 31, 2002

                                Table of Contents

                                                                            Page
                                                                            ----
Financial Statements

Independent Auditor's Report ............................................  F-329

Balance Sheet as of December 31, 2002 ...................................  F-330

Statement of Operations for the period March 1, 2002 (date of inception)
      to December 31, 2002 ..............................................  F-331

Statement of Changes in Stockholders' Equity for the period March 1, 2002
      (date of inception) to December 31, 2002 ..........................  F-332

Statement of Cash Flows for the period March 1, 2002 (date of inception)
      to December 31, 2002 ..............................................  F-333

Notes to the Financial Statements .......................................  F-334

Schedule of Real Estate and Accumulated Depreciation ....................  F-340

Additional Information:

   Independent Auditor's Report on Additional Information ...............  F-342

   Statement of Predecessor's Operations for the period January 1, 2002 to April 23, 2002 .................................................  F-343

                          INDEPENDENT AUDITOR'S REPORT

To the Stockholders
FSP Merrywood Apartments Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheet of FSP Merrywood Apartments Corp. (a Delaware Corporation) as of December 31, 2002, and the related statements of operations, changes in stockholders' equity and cash flows, as well as the financial statement schedule listed in the accompanying index, for the period from March 1, 2002 (date of inception) to December 31, 2002. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial statement schedule are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial statement schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial statement schedule referred to above present fairly, in all material respects, the financial position of FSP Merrywood Apartments Corp. as of December 31, 2002, and the results of its operations and its cash flows for the initial period then ended in conformity with accounting principles generally accepted in the United States of America.

Newton, Massachusetts
February 7, 2003

                         FSP Merrywood Apartments Corp.
                                  Balance Sheet

                                                          December 31,
(in thousands, except shares and par value amounts)           2002
================================================================================

Assets:

Real estate investments, at cost:
   Land                                                   $    2,318
   Buildings and improvements                                 14,867
--------------------------------------------------------------------------------
                                                              17,185

   Less accumulated depreciation                                 383
--------------------------------------------------------------------------------

     Real estate investments, net                             16,802

Cash and cash equivalents                                        499
Cash - funded reserve                                            500
Restricted cash                                                   79
Prepaid expenses and other assets                                 25
--------------------------------------------------------------------------------

     Total assets                                         $   17,905
================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
   Accounts payable and accrued expenses                  $      208
   Dividends payable                                             323
   Tenant security deposits                                       79
--------------------------------------------------------------------------------

     Total liabilities                                           610
--------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:
   Preferred Stock, $.01 par value, 206 shares
     authorized, issued and outstanding                           --
   Common Stock, $.01 par value, 1 share
     authorized, issued and outstanding                           --
   Additional paid-in capital                                 18,892
   Retained deficit and dividends in excess of earnings       (1,597)
--------------------------------------------------------------------------------

     Total Stockholders' Equity                               17,295
--------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity           $   17,905
================================================================================

                See accompanying notes to financial statements.

                         FSP Merrywood Apartments Corp.
                             Statement of Operations

                                                                  For the Period
                                                                    March 1, 2002
                                                               (date of inception) to
(in thousands, except shares and per share amounts)               December 31, 2002
=====================================================================================

Revenue:
   Rental                                                          $   1,811
   Interest and other                                                     10
-------------------------------------------------------------------------------------

     Total revenue                                                     1,821
-------------------------------------------------------------------------------------

Expenses:
   Rental operating expenses                                             483
   Depreciation                                                          383
   Real estate taxes and insurance                                       365
   Interest                                                            1,203
-------------------------------------------------------------------------------------

     Total expenses                                                    2,434
-------------------------------------------------------------------------------------

   Net loss before common dividends                                     (613)

   Dividends paid to common shareholders prior to syndication of
     preferred shares                                                     26
-------------------------------------------------------------------------------------

   Net loss attributable to preferred shareholders                 $    (639)
=====================================================================================

   Weighted average number of preferred shares outstanding,
     basic and diluted                                                   206
=====================================================================================

   Net loss per preferred share, basic and diluted                 $  (3,102)
=====================================================================================

                See accompanying notes to financial statements.

                         FSP Merrywood Apartments Corp.
                  Statement of Changes in Stockholders' Equity
                For the Period March 1, 2002 (date of inception)
                              to December 31, 2002

                                                                         Retained Deficit
                                                            Additional     and Dividends         Total
                                      Preferred    Common    Paid in       in Excess of      Stockholders'
(in thousands, except shares)           Stock      Stock     Capital         Earnings           Equity
==========================================================================================================

Private offering of 206 shares, net   $      --   $    --   $   18,892     $         --      $     18,892

Dividends                                    --        --           --             (984)             (984)

Net Loss                                     --        --           --             (613)             (613)
----------------------------------------------------------------------------------------------------------

Balance, December 31, 2002            $      --   $    --   $   18,892     $     (1,597)     $     17,295
==========================================================================================================

                See accompanying notes to financial statements.

                         FSP Merrywood Apartments Corp.
                             Statement of Cash Flows
                          For the Period March 1, 2002
                               (Date of inception)
                              to December 31, 2002

(in thousands)
================================================================================

Cash flows from operating activities:
   Net loss                                                          $     (613)
   Adjustments to reconcile net loss to net cash
     used for operating activities:
     Depreciation                                                           383
   Changes in operating assets and liabilities:
       Cash-funded reserve                                                 (500)
       Restricted cash                                                      (79)
       Prepaid expenses and other assets                                    (25)
       Accounts payable and accrued expenses                                208
       Tenant security deposits                                              79
--------------------------------------------------------------------------------

         Net cash used for operating activities                            (547)
--------------------------------------------------------------------------------

Cash flows from investing activities:
   Purchase of real estate assets                                       (17,185)
--------------------------------------------------------------------------------

         Net cash used for investing activities                         (17,185)
--------------------------------------------------------------------------------

Cash flows from financing activities:
   Proceeds from sale of company stock                                   20,601
   Syndication costs                                                     (1,709)
   Dividends to stockholders                                               (661)
   Proceeds from note payable on long-term debt                          17,000
   Principal payment on long-term debt                                  (17,000)
--------------------------------------------------------------------------------

         Net cash provided by financing activities                       18,231
--------------------------------------------------------------------------------

Net increase in cash and cash equivalents                                   499

Cash and cash equivalents, beginning of period                               --
--------------------------------------------------------------------------------

Cash and cash equivalents, end of period                             $      499
================================================================================

Supplemental disclosure of cash flow information:

Cash paid for:
     Interest                                                        $    1,203

   Disclosure of non-cash financing activities:
     Dividends declared but not paid                                 $      323

                See accompanying notes to financial statements.

                         FSP Merrywood Apartments Corp.
                          Notes to Financial Statements

1. Organization

FSP Merrywood Apartments Corp. (the "Company") was organized on March 1, 2002 as a Corporation under the laws of the State of Delaware to purchase, own and operate a newly constructed 228 unit luxury apartment complex in Katy, Texas (the "Property"). The Property consists of thirteen two-story apartment buildings situated on approximately 14.4 acres of land. The company acquired the Property on April 24, 2002.

2. Summary of Significant Accounting Policies

BASIS OF PRESENTATION

The results of operations from inception to date are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

REAL ESTATE  AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvement typically is provided by cash set aside at the time the property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight line method over the assets' estimated useful lives as follows:

      Category                            Years
      --------                            -----
      Building - Apartments               27.5
      Building Improvements              15-27.5
      Furniture and equipment              5-7

                         FSP Merrywood Apartments Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the property. Although these funds typically are used for the payment of real estate assets and deferred leasing commissions, there is no legal restriction on their use and they may be used for any company purpose.

RESTRICTED CASH

Restricted cash consists of tenant security deposits.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically has classified its debt securities as available-for-sale.

There were no investments in marketable securities at December 31, 2002.

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents, cash-funded reserves and restricted cash approximate their fair values based on their short-term maturity and prevailing interest rates.

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $1,709,000 have been reported as a reduction in the Stockholders' Equity in the Company's Balance Sheet.

REVENUE RECOGNITION

The Company's residential property leases are generally for terms of one year or less. Rental income from tenants of residential apartment properties is recognized in the period earned. Rent concessions, including free rent and leasing commissions are charged as a reduction of rental revenue.

INTEREST AND OTHER

Interest income and other income are recognized when the related services are performed and the earnings process is complete.

                         FSP Merrywood Apartments Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

INCOME TAXES

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at December 31, 2002. The denominator used for calculating basic and diluted net income per share is shown for preferred shares only and is as follows:

                                                        Period Ended
                                                        December 31,
                                                            2002
      ==============================================================
      Weighted average number of preferred
      shares outstanding                                     206

3. Recent Accounting Standards

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement will be effective at the beginning of 2003. The Company has reviewed the provisions of SFAS 143 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows. The Company does not have any real estate assets that it considers "held for sale" at December 31, 2002.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FASB Statement Nos. 4, 44, and 64, Amendment of SFAS 13, and Technical Corrections". This Statement rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, SFAS No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends SFAS No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement will be effective for the Company's fiscal year ending December 31, 2003. The Company has reviewed the provisions of SFAS 145 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

                         FSP Merrywood Apartments Corp.
                          Notes to Financial Statements

3. Recent Accounting Standards (continued)

In July 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement was effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The Company does not anticipate that the adoption of this statement will have a material effect on the Company's financial position, results of operations and cash flows.

4. Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies their requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2002, the Company incurred a net operating loss for income tax purposes of approximately $565,000 that can be carried forward until it expires in the year 2022.

At December 31, 2002 the Company's net tax basis of its real estate assets approximates the amount set forth in the Company's Balance Sheet.

The following schedule reconciles GAAP Net Income to Taxable Income subject to dividend requirements:

                                                                   Period Ended
                                                                   December 31,
      (in thousands)                                                  2002
      ==========================================================================

      GAAP net loss                                               $       (613)

         Add:  Book depreciation                                           383
         Less: Tax depreciation and amortization                          (242)
               Deferred rent                                                30
      --------------------------------------------------------------------------
      Taxable loss subject to dividend requirement(1)             $       (442)
      ==========================================================================

      (1)   tax loss is not subject to a dividend requirement.

                                                                  Period Ended
                                                                  December 31,
      (in thousands)                                                  2002
      ==========================================================================

      Cash dividends paid                                         $        661
         Plus: Dividends designated from following year                     --
         Less: Portion designated capital gain distribution                 --
         Less: Return of Capital                                          (661)
      --------------------------------------------------------------------------
      Dividends paid deduction                                    $         --
      ==========================================================================

                         FSP Merrywood Apartments Corp.
                          Notes to Financial Statements

5. Cash Available for Distribution

The Company evaluates the performance of its reportable segments based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the reportable segment's activity and is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and certain non-cash compensation expenses); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets and property and equipment ("Capital Expenditures") plus (less) proceeds from (payments to) cash reserves established at the acquisition date of the property (Cash-funded reserves). Depreciation and non-cash compensation are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income. CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. We believe that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the financial statements.

The calculation of CAD is shown in the following table:

                                                             December 31,
      (in thousands)                                             2002
      =======================================================================

         Net loss                                            $    (613)
         Depreciation                                              383
         Proceeds from offering of shares                       18,892
         Purchase of land and building                         (17,185)
         Establish funded reserve                                 (500)
      -----------------------------------------------------------------------

      Cash Available for Distribution                        $     977
      =======================================================================

The Company's cash distributions for the period ended December 31, 2002 are summarized as follows:

      (in thousands)
                                                              Total Cash
      Quarter Paid                                             Dividends
      ======================================================================

      Third Quarter of 2002                                  $     264
      Fourth Quarter of 2002                                       397
      ----------------------------------------------------------------------
        Dividends Paid in 2002                                     661

      First Quarter of 2003(1)                                     323
      ----------------------------------------------------------------------

        Dividends paid or accrued in 2002                    $     984
      ======================================================================

(1) The Company declared a dividend payable to stockholders of record as of December 31, 2002.

Cash distributions are declared and paid based on the total outstanding shares as of the record date and are typically paid in the quarter following the quarter that CAD is generated.

                         FSP Merrywood Apartments Corp.
                          Notes to Financial Statements

6. Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all income and all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to receive any income, nor shall the Company declare or pay any cash dividends on shares of Common Stock .

7. Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the period ended December 31, 2002, fees earned under the agreement were $18,205.

An acquisition fee of $107,000 was paid in 2002 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $1,648,000 were paid in 2002 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2002, the Company borrowed and repaid in full:

      Note payable to FSP, principal of $17,000,000 with interest equal to the Citizens Bank base rate (4.75%). Interest paid to the affiliate was $18,371.

      A commitment fee of $1,184,500 was paid for obtaining the first mortgage loan. Such amount is included in interest expense on the Statement of Operations.

The Company paid a dividend of $26,000 to the common shareholder relating to earnings of the Company prior to the completion of the offering of preferred shares.

8. Subsequent Event

The Company has entered into a merger agreement with its common shareholder, Franklin Street Properties Corp ("FSP"). In January 2003 FSP filed a proxy statement with the United States Securities and Exchange Commission indicating its intent to acquire the preferred stock interests of the Company and twelve additional REITs. The merger requires the approval of the shareholders of the Company as well as the shareholders of the twelve additional REITs and the shareholders of FSP. If approved, FSP will issue shares of its common stock in exchange for a 100% ownership interest in the Company.

                                                                    SCHEDULE III

                         FSP MERRYWOOD APARTMENTS CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                                December 31, 2002

(in thousands)
                                                                Initial Cost
                                                    -----------------------------------
                                                                               Costs
                                                                            Capitalized
                                                                            (Disposals)
                                                                            Subsequent
                                      Encumbrances             Buildings &      to
Description                               (1)         Land    Improvements  Acquisition
                                      ------------  --------  ------------  -----------

Merrywood Apartments, Katy, TX                  --  2,318     $     14,867           --
                                      ============  ========  ============  ===========

(in thousands)
                                                           Historical Costs
                                      --------------------------------------------------------------
                                                                                           Total
                                                                                         Costs, Net
                                                                                            of        Depreciable
                                                  Buildings &              Accumulated   Accumulated      Life        Date of
Description                             Land     Improvements   Total(2)  Depreciation  Depreciation     Years      Acquisition
                                      --------   ------------   --------  ------------  ------------  -----------   -----------

Merrywood Apartments, Katy, TX           2,318   $     14,867   $ 17,185  $        383  $     16,802     15-27.5    April, 2002
                                      ========   ============   ========  ============  ============

(1)   There are no encumbrances on the above property.
(2) The aggregate cost for federal income tax purposes approximates total historical costs.

                         FSP MERRYWOOD APARTMENTS CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION

The following table summarizes the changes in the Company's real estate investment and accumulated depreciation:

                                                      December 31,
                 (in thousands)                          2002
                 ==================================================

                 Real estate investments, at cost:
                    Balance, beginning of period      $      --
                      Acquisitions                       17,185
                      Improvements                           --
                      Dispositions                           --
                 --------------------------------------------------

                    Balance, end of period            $  17,185
                 ==================================================

                 Accumulated depreciation:
                    Balance, beginning of period      $      --
                      Depreciation                          383
                      Dispositions                           --
                 --------------------------------------------------

                    Balance, end of period            $     383
                 ==================================================

                          INDEPENDENT AUDITOR'S REPORT
                            ON ADDITIONAL INFORMATION

To the Stockholders
FSP Merrywood Apartments Corp.
(a Delaware Corporation)

Our report on the audit of the basic financial statements and the financial statement schedule of FSP Merrywood Apartments Corp. for 2002 appears on page 1. That audit was conducted for the purpose of forming an opinion on the basic financial statements and financial statement schedule taken as a whole. The information shown on page 15 is presented for purposes of additional analysis and is not a part of the basic financial statements and financial statement schedule. The information has not been subjected to the auditing procedures applied in the audit of the basic financial statements and financial statement schedule, and, accordingly, we express no opinion on it.

Newton, Massachusetts
February 7, 2003

                         FSP Merrywood Apartments Corp.
                             Statement of Operations
                                   (Unaudited)

                                                               For the Period
                                                             January 1, 2002 to
                                                               April 23, 2002
(in thousands)                                                 (predecessor)
================================================================================

Revenue:
   Rental                                                         $  833
   Interest and other                                                  3
--------------------------------------------------------------------------------

     Total revenue                                                   836
--------------------------------------------------------------------------------

Expenses:
   Rental operating expenses                                         219
Depreciation and amortization                                        180
Real estate taxes and insurance                                      180
--------------------------------------------------------------------------------

     Total expenses                                                  579
--------------------------------------------------------------------------------

Net income                                                        $  257
================================================================================

Note: The Company purchased the land and building on April 24, 2002. There is no comparative information for the corresponding period in the prior year.

                See auditor's report on additional information.

                              FSP Plaza Ridge Corp.
                              Financial Statements
                                December 31, 2002

                                Table of Contents
                                                                            Page
                                                                            ----
Financial Statements

Independent Auditor's Report ............................................. F-345

Balance Sheet as of December 31, 2002 .................................... F-346

Statement of Operations for the period February 28, 2002
      (date of inception) to December 31, 2002 ........................... F-347

Statement of Changes in Stockholders' Equity for the period
      February 28, 2002 (date of inception) to December 31, 2002 ......... F-348

Statement of Cash Flows for the period February 28, 2002
      (date of inception) to December 31, 2002 ........................... F-349

Notes to the Financial Statements ........................................ F-350

Schedule of Real Estate and Accumulated Depreciation ..................... F-359

Additional Information:

   Independent Auditor's Report on Additional Information ................ F-361

   Statement of Predecessor's Operations for the period January 1, 2002 to May 22, 2002 .................................................... F-362

                          INDEPENDENT AUDITOR'S REPORT

To the Stockholders
FSP Plaza Ridge Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheet of FSP Plaza Ridge Corp. (a Delaware Corporation) as of December 31, 2002, and the related statements of operations, changes in stockholders' equity and cash flows, as well as the financial statement schedule listed in the accompanying index, for the period from February 28, 2002 (date of inception) to December 31, 2002. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial statement schedule are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial statement schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial statement schedule referred to above present fairly, in all material respects, the financial position of FSP Plaza Ridge Corp. as of December 31, 2002, and the results of its operations and its cash flows for the initial period then ended in conformity with accounting principles generally accepted in the United States of America.

                              FSP Plaza Ridge Corp.
                                  Balance Sheet

                                                                           December 31,
(in thousands, except shares and par value amounts)                            2002
=======================================================================================

Assets:

Real estate investments, at cost:
   Land                                                                     $  4,055
   Buildings and improvements                                                 25,210
---------------------------------------------------------------------------------------
                                                                              29,265

   Less accumulated depreciation                                                 404
---------------------------------------------------------------------------------------

     Real estate investments, net                                             28,861

Cash and cash equivalents                                                      1,506
Cash-funded reserve                                                            1,729
Tenant rent receivable                                                            37
Step rent receivable                                                             299
Prepaid expenses and other assets                                                106
Deferred lease origination costs, net of accumulated amortization of $119      1,618
Provision for favorable leases, net of accumulated amortization of $137        1,509
---------------------------------------------------------------------------------------

     Total assets                                                           $ 35,665
=======================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
   Accounts payable and accrued expenses                                    $    324
   Dividends payable                                                             872
---------------------------------------------------------------------------------------

     Total liabilities                                                         1,196
---------------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:
   Preferred Stock, $.01 par value, 400 shares
     authorized, issued and outstanding                                           --
   Common Stock, $.01 par value, 1 share
     authorized, issued and outstanding                                           --
   Additional paid-in capital                                                 36,690
   Retained deficit and dividends in excess of earnings                       (2,221)
---------------------------------------------------------------------------------------

     Total Stockholders' Equity                                               34,469
---------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity                             $ 35,665
=======================================================================================

                 See accompanying notes to financial statements.

                              FSP Plaza Ridge Corp.
                             Statement of Operations

                                                                            For the Period
                                                                           February 28, 2002
                                                                        (date of inception) to
(in thousands, except shares and per share amounts)                        December 31, 2002
==============================================================================================

Revenue:
   Rental                                                                     $ 3,358
   Interest and other                                                              27
----------------------------------------------------------------------------------------------

     Total revenue                                                              3,385
----------------------------------------------------------------------------------------------

Expenses:
   Rental operating expenses                                                      593
   Depreciation and amortization                                                  523
   Real estate taxes and insurance                                                184
   Interest                                                                     2,400
----------------------------------------------------------------------------------------------

     Total expenses                                                             3,700
----------------------------------------------------------------------------------------------

   Net loss before common dividends                                              (315)

   Dividends paid to common shareholders prior to syndication of
     preferred shares                                                              99
----------------------------------------------------------------------------------------------

   Net loss attributable to preferred shareholders                            $  (414)
==============================================================================================

   Weighted average number of preferred shares outstanding,
     basic and diluted                                                            400
==============================================================================================

   Net loss per preferred share, basic and diluted                            $(1,035)
==============================================================================================

                 See accompanying notes to financial statements.

                              FSP Plaza Ridge Corp.
                  Statement of Changes in Stockholders' Equity
                        For the Period February 28, 2002
                    (Date of inception) to December 31, 2002

                                                                                     Retained Deficit
                                                                      Additional       and Dividends          Total
                                        Preferred        Common         Paid in         in Excess of      Stockholders'
(in thousands, except shares)             Stock          Stock          Capital          Earnings            Equity
========================================================================================================================

Private offering of 400 shares, net    $       --      $     --      $     36,690      $         --       $     36,690

Dividends                                      --            --                --            (1,906)            (1,906)

Net Loss                                       --            --                --              (315)              (315)
------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002             $       --      $     --      $     36,690      $     (2,221)      $     34,469
========================================================================================================================

                See accompanying notes to financial statements.

                              FSP Plaza Ridge Corp.
                             Statement of Cash Flows
                        For the Period February 28, 2002
                    (Date of inception) to December 31, 2002

(in thousands)
================================================================================

Cash flows from operating activities:
   Net loss                                                            $   (315)
   Adjustments to reconcile net loss to net cash
     used for operating activities:
     Depreciation and amortization                                          523
     Provision for favorable leases                                         137
Changes in operating assets and liabilities:
       Cash-funded reserve                                               (1,729)
       Tenant rent receivable                                               (37)
       Step rent receivable                                                (299)
       Prepaid expenses and other assets                                   (106)
       Accounts payable and accrued expenses                                324
--------------------------------------------------------------------------------

         Net cash used for operating activities                          (1,502)
--------------------------------------------------------------------------------

Cash flows from investing activities:
   Purchase of real estate assets                                       (29,265)
   Purchase of deferred lease origination costs and favorable leases     (3,383)
--------------------------------------------------------------------------------

         Net cash used for investing activities                         (32,648)
--------------------------------------------------------------------------------

Cash flows from financing activities:
   Proceeds from sale of company stock                                   40,010
   Syndication costs                                                     (3,320)
   Dividends to stockholders                                             (1,034)
   Proceeds from long-term debt                                          32,250
   Principal payments on long-term debt                                 (32,250)
--------------------------------------------------------------------------------

         Net cash provided by financing activities                       35,656
--------------------------------------------------------------------------------

Net increase in cash and cash equivalents                                 1,506

Cash and cash equivalents, beginning of period                               --
--------------------------------------------------------------------------------

Cash and cash equivalents, end of period                               $  1,506
================================================================================

Supplemental disclosure of cash flow information:

   Cash paid for:
     Interest                                                          $  2,400

    Disclosure of non-cash financing activities:
     Dividends declared but not paid                                   $    872

                 See accompanying notes to financial statements.

                              FSP Plaza Ridge Corp.
                          Notes to Financial Statements

1. Organization

FSP Plaza Ridge Corp. (the "Company") was organized on February 28, 2002 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial office building located in Herndon, Virginia (the "Property"). The Property consists of a six-story Class "A" suburban office building that contains approximately 158,000 square feet of space situated on approximately
5.3 acres of land. The company acquired the Property on May 23, 2002.

2. Summary of Significant Accounting Policies

BASIS OF PRESENTATION

The results of operations from inception to date are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvement typically is provided by cash set aside at the time the property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight-line method over the assets' estimated useful lives as follows:

      Category                           Years
      --------                           -----
      Building - Commercial                39
      Building Improvements               15-39
      Furniture and equipment              5-7

                              FSP Plaza Ridge Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REAL ESTATE  AND DEPRECIATION (continued)

The following schedule reconciles the cost of the property as shown in the Offering Memorandum as to the amounts shown of the Company's Balance Sheet:

      (in thousands)

      Price per Offering Memorandum                    $      32,250
      Plus:  Acquisition fees                                    200
      Plus:  Other acquistion costs                              198
      -----------------------------------------------------------------------
        Total Acquisition Costs                        $      32,648
      =======================================================================

These costs are reported in the Company's Balance Sheet as follows:

      Land                                             $       4,055
      Building                                                25,210
      Deferred lease origination costs                         1,737
      Provision for favorable leases                           1,646
      -----------------------------------------------------------------------
        Total reported in Balance Sheets               $      32,648
      =======================================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At December 31, 2002, no such indicators of impairment were identified.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the property. Although these funds typically are used for the payment of real estate assets and deferred leasing commissions, there is no legal restriction on their use and they may be used for any company purpose.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically has classified its debt securities as available-for-sale.

There were no investments in marketable securities at December 31, 2002.

                              FSP Plaza Ridge Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the period ended December 31, 2002 rental income was derived from various tenants. As such, future receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

The following tenants represent greater than 10% of total revenue:

      Scitor Corporation                              51%
      Juniper Networks, Inc.                          30%

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents, and cash-funded reserves approximate their fair values based on their short-term maturity and prevailing interest rates.

STEP RENT RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, is $299,000 at December 31, 2002.

DEFERRED LEASE ORIGINATION COSTS

Deferred lease origination costs are the estimated value of legal and leasing costs related to acquired leases that were included in the purchase price when the Company acquired the property. Under Statement of Financial Accounting Standards No. 141 "Business Combinations" ("SFAS 141"), which was approved by the Financial Accounting Standards Board in June 2001, the Company is required to segregate these costs from its investment in real estate. The Company subsequently amortizes these costs on a straight-line basis over the weighted-average remaining life of the related leases. Amortization expense of approximately $119,000 is included in Depreciation and Amortization in the Company's Statement of Operations for the period ended December 31, 2002.

Deferred lease origination costs included in the purchase price of the property were $1,737,000 and are being amortized over the weighted-average period of nine years in respect of the leases assumed. Details of the deferred lease origination costs as of December 31, 2002:

      Cost                                   $  1,737,000
      Accumulated amortization                    119,000
                                             ------------
      Book value                             $  1,618,000
                                             ============

The estimated annual amortization expense for the five years succeeding December 31, 2002 are as follows:

      2003                                    $   204,000
      2004                                    $   204,000
      2005                                    $   204,000
      2006                                    $   204,000
      2007                                    $   204,000

                              FSP Plaza Ridge Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

PROVISION FOR FAVORABLE LEASES

The provision for favorable leases is the estimated benefit the Company receives when the lease payments due under a tenant's lease exceed the market rate of the lease at the date the property was acquired. Under SFAS 141 the Company is required to capitalize this difference and report it separately from its investment in real estate. The Company subsequently amortizes this provision on a straight-line basis over the remaining life of the tenant's lease. Amortization of $137,000 is shown as a reduction of rental income in the Company's Statement of Operations for the period ended December 31, 2002.

Provision for favorable leases included in the purchase price of the property were $1,646,000 and are being amortized over the weighted-average period of seven years in respect of the leases assumed. Details of the provision for favorable leases as of December 31, 2002:

      Cost                                   $  1,646,000
      Accumulated amortization                    137,000
                                             ------------
         Book value                          $  1,509,000
                                             ============

The estimated annual amortization expense for the five years succeeding December 31, 2002 are as follows:

      2003                                    $   235,000
      2004                                    $   235,000
      2005                                    $   235,000
      2006                                    $   235,000
      2007                                    $   235,000

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $3,320,000 have been reported as a reduction in the Stockholders' Equity in the Company's Balance Sheet.

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial property and accounts for its leases as operating leases. Rental income from leases, which may include rent concession (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenants. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                                        Period Ended
                                                        December, 31
      (in thousands)                                        2002
      ====================================================================
      Income from leases                                $   3,041
      Straight-line rent adjustment                           299
      Reimbursable expenses                                   155
      Amortization of favorable leases                       (137)
      --------------------------------------------------------------------

           Total                                        $   3,358
      ====================================================================

INTEREST AND OTHER

Interest income and other income are recognized when the related services are performed and the earnings process is complete.

                              FSP Plaza Ridge Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

INCOME TAXES

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at December 31, 2002. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income. The denominator used for calculating basic and diluted net income per share is shown for preferred shares only and is as follows:

                                                               Period Ended
                                                               December 31,
                                                                   2002
      ==========================================================================
      Weighted average number of preferred shares
      outstanding                                                  400

3. Recent Accounting Standards

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement will be effective at the beginning of 2003. The Company has reviewed the provisions of SFAS 143 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows. The Company does not have any real estate assets that it considers "held for sale" at December 31, 2002.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FASB Statement Nos. 4, 44, and 64, Amendment of SFAS 13, and Technical Corrections". This Statement rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, SFAS No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends SFAS No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement will be effective for the Company's fiscal year ending December 31, 2003. The Company has reviewed the provisions of SFAS 145 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

                              FSP Plaza Ridge Corp.
                          Notes to Financial Statements

3. Recent Accounting Standards (continued)

In July 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement was effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The Company does not anticipate that the adoption of this statement will have a material effect on the Company's financial position, results of operations and cash flows.

4. Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies their requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2002, the Company incurred a net operating loss for income tax purposes of approximately $396,000 that can be carried forward until it expires in the year 2022.

At December 31, 2002 the Company's net tax basis of its real estate assets is higher than the amount set forth in the Company's Balance Sheet by approximately $3,329,000.

The following schedule reconciles GAAP Net Income to Taxable Income subject to dividend requirements:

                                                                   Period Ended
                                                                   December 31,
      (in thousands)                                                   2002
      ==========================================================================

      GAAP net loss                                                 $     (315)

         Add:  Book depreciation and amortization                          660
         Less: Tax depreciation and amortization                          (442)
               Straight-line rents                                        (299)
      --------------------------------------------------------------------------
      Taxable loss subject to dividend requirement(1)               $     (396)
      ==========================================================================

      (1)   A tax loss is not subject to a dividend requirement.

The following schedule reconciles cash dividends paid to the dividends paid deduction:

                                                                    Period Ended
                                                                    December 31,
      (in thousands)                                                    2002
      ==========================================================================

      Cash dividends paid                                           $    1,034
         Plus:  Dividends designated from following year                    --
         Less:  Portion designated capital gain distribution                --
         Less:  Return of Capital                                       (1,034)
      --------------------------------------------------------------------------
      Dividends paid deduction                                      $       --
      ==========================================================================

                              FSP Plaza Ridge Corp.
                          Notes to Financial Statements

5. Cash Available for Distribution

The Company evaluates its performance based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the Company's activity. CAD is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and amortization, certain non-cash compensation expenses and straight line rent adjustments); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets, property and equipment ("Capital Expenditures"), payments for deferred leasing commissions and payments for deferred lease origination costs; plus (less) proceeds from (payments to) cash reserves established at the acquisition date of the property (cash funded reserves). Depreciation and amortization, non-cash compensation and straight-line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures, payments of deferred leasing commissions and payments for deferred lease origination costs and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income. CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. We believe that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the financial statements.

The calculation of CAD is shown in the following table:

                                                              December 31,
      (in thousands)                                              2002
      =======================================================================

         Net loss                                             $    (315)
         Depreciation, amortization and provision for
           favorable leases                                         660
         Straight line rent                                        (299)
         Proceeds from offering of shares                        36,690
         Purchase of land and building and improvements         (29,265)
         Establish funded reserve                                (1,729)
         Payment of deferred lease origination costs and
           favorable leases                                      (3,383)
      -----------------------------------------------------------------------

      Cash Available for Distribution                         $   2,359
      =======================================================================

The Company's cash distributions for the period ended December 31, 2002 are summarized as follows:

      (in thousands)
                                                         Total Cash
      Quarter Paid                                       Dividends
      ======================================================================

      Third Quarter of 2002                           $         212
      Fourth Quarter of 2002                                    822
      ----------------------------------------------------------------------
        Dividends Paid in 2002                                1,034

      First Quarter of 2003(1)                                  872
      ----------------------------------------------------------------------

        Dividends paid or accrued in 2002             $       1,906
      ======================================================================

(1) The Company declared a dividend payable to stockholders of record as of December 31, 2002.

Cash distributions are declared and paid based on the total outstanding shares as of the record date and are typically paid in the quarter following the quarter that CAD is generated.

                              FSP Plaza Ridge Corp.
                          Notes to Financial Statements

6. Capital Stock

PREFERRED STOCK

Generally each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to receive any income, nor shall the Company declare or pay any cash dividends on shares of Common Stock.

7. Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the period ended December 31, 2002, fees incurred under the agreement were $35,840.

An acquisition fee of $200,000 and other costs of $37,000 were paid in 2002 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $3,320,000 were paid in 2002 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2002, the Company borrowed and repaid in full:

     Note payable to FSP, principal of $32,250,000 with interest equal to the Citizens Bank base. Interest paid to the affiliate was $96,960. The average interest rate during the time the loan was outstanding was 4.75%

     A commitment fee of $2,300,000 was paid for obtaining the first mortgage loan. Such amount is included in interest expense on the Statement of Operations.

The Company paid a dividend of $99,000 to the common shareholder relating to earnings of the Company prior to the completion of the offering of preferred shares.

                              FSP Plaza Ridge Corp.
                          Notes to Financial Statements

8. Commitments and Contingencies

The Company, as lessor, has minimum future rentals due under non-cancelable operating leases as follows:

                                               Year Ended
      (in thousands)                          December 31,         Amount
                                              ------------        --------

                                                  2003             $ 4,760
                                                  2004               4,886
                                                  2005               5,015
                                                  2006               5,147
                                                  2007               5,283
                                               Thereafter           18,148
                                                                  ---------
                                                                  $ 43,239
                                                                  =========

In addition, the lessees are liable for real estate taxes and certain operating expenses of the property.

Upon acquiring the commercial rental property in May, 2002, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods range from four to eleven years with renewal options.

9. Subsequent Event

The Company has entered into a merger agreement with its common shareholder, Franklin Street Properties Corp ("FSP"). In January 2003 FSP filed a proxy statement with the United States Securities and Exchange Commission indicating its intent to acquire the preferred stock interests of the Company and twelve additional REITs. The merger requires the approval of the shareholders of the Company as well as the shareholders of the twelve additional REITs and the shareholders of FSP. If approved, FSP will issue shares of its common stock in exchange for a 100% ownership interest in the Company.

                                                                    SCHEDULE III

                             FSP PLAZA RIDGE CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                                December 31, 2002

(in thousands)
                                                                Initial Cost
                                                    ------------------------------------
                                                                                Costs
                                                                             Capitalized
                                                                             (Disposals)
                                                                              Subsequent
                                      Encumbrances             Buildings &        to
Description                               (1)          Land    Improvements  Acquisition
                                      ------------     ----    ------------  -----------

Plaza Ridge, Herndon, VA                        --  $   4,055  $    25,210    $       --
                                       ===========  =========  ===========    ==========

(in thousands)
                                                        Historical Costs
                                     -------------------------------------------------------------

                                                                                        Total
                                                                                      Costs, Net
                                                                                          of        Depreciable
                                               Buildings &              Accumulated   Accumulated       Life        Date of
Description                           Land     Improvements   Total(2)  Depreciation  Depreciation     Years      Acquisition
                                      ----     ------------   --------  ------------  ------------  -----------   -----------

Plaza Ridge, Herndon, VA             $ 4,055   $     25,210   $ 29,265   $       404   $    28,861     15-39      May, 2002
                                     =======   ============   ========   ===========   ===========

(1)   There are no encumbrances on the above property.
(2) The aggregate cost for Federal Income Tax purposes is greater than the historical cost by approximately $3,383,000.

                              FSP PLAZA RIDGE CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION

The following table summarizes the changes in the Company's real estate investment and accumulated depreciation:

                                                                December 31,
(in thousands)                                                      2002
===============================================================================

Real estate investments, at cost:
   Balance, beginning of period                                 $      --
     Acquisitions                                                  29,265
     Improvements                                                      --
     Dispositions                                                      --
-------------------------------------------------------------------------------

   Balance, end of period                                       $  29,265
===============================================================================

Accumulated depreciation:
   Balance, beginning of period                                 $      --
     Depreciation                                                     404
     Dispositions                                                      --
-------------------------------------------------------------------------------

   Balance, end of period                                       $     404
===============================================================================

                          INDEPENDENT AUDITOR'S REPORT
                            ON ADDITIONAL INFORMATION

To the Stockholders
FSP Plaza Ridge Corp.
(a Delaware Corporation)

Our report on the audit of the basic financial statements and the financial statement schedule of FSP Plaza Ridge Corp. for 2002 appears on page 1. That audit was conducted for the purpose of forming an opinion on the basic financial statements and financial statement schedule taken as a whole. The information shown on page 18 is presented for purposes of additional analysis and is not a part of the basic financial statements and financial statement schedule. The information has not been subjected to the auditing procedures applied in the audit of the basic financial statements and financial statement schedule, and, accordingly, we express no opinion on it.

Newton, Massachusetts
February 7, 2003

                              FSP Plaza Ridge Corp.
                      Statement of Predecessor's Operations
                                   (Unaudited)

                                                                For the Period
                                                              January 1, 2002 to
(in thousands)                                                   May 22, 2002
================================================================================

Revenue:
   Rental                                                      $      958
   Interest and other                                                   6
--------------------------------------------------------------------------------

     Total revenue                                                    964
--------------------------------------------------------------------------------

Expenses:
   Rental operating expenses                                          390
   Depreciation and amortization                                      304
   Real estate taxes and insurance                                    107
--------------------------------------------------------------------------------

     Total expenses                                                   801
--------------------------------------------------------------------------------

Net income                                                     $      163
================================================================================

Note: The Company purchased the land and building on May 23, 2002. There is no comparative information for the corresponding period in the prior year.

                                 See Auditor's Report on Additional Information.

                               FSP Park Ten Corp.
                              Financial Statements
                                December 31, 2002

                                Table of Contents
                                                                            Page
                                                                            ----
Financial Statements

Independent Auditor's Report ............................................  F-364

Balance Sheet as of December 31, 2002 ...................................  F-365

Statement of Operations for the period May 14, 2002 (date of inception)
      to December 31, 2002 ..............................................  F-366

Statement of Changes in Stockholders' Equity for the period May 14, 2002
      (date of inception) to December 31, 2002 ..........................  F-367

Statement of Cash Flows for the period May 14, 2002 (date of inception)
      to December 31, 2002 ..............................................  F-368

Notes to the Financial Statements .......................................  F-369

Schedule of Real Estate and Accumulated Depreciation ....................  F-378

Additional Information:

   Independent Auditor's Report on Additional Information ...............  F-380

   Statement of Predecessor's Operations for the period January 1, 2002 to June 26, 2002 ..................................................  F-381

                          INDEPENDENT AUDITOR'S REPORT

To the Stockholders
FSP Park Ten Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheet of FSP Park Ten Corp. (a Delaware Corporation) as of December 31, 2002, and the related statements of operations, changes in stockholders' equity and cash flows, as well as the financial statement schedule listed in the accompanying index, for the period from May 14, 2002 (date of inception) to December 31, 2002. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial statement schedule are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial statement schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial statement schedule referred to above present fairly, in all material respects, the financial position of FSP Park Ten Corp. as of December 31, 2002, and the results of its operations and its cash flows for the initial period then ended in conformity with accounting principles generally accepted in the United States of America.

Newton, Massachusetts
February 7, 2003

                               FSP Park Ten Corp.
                                  Balance Sheet

                                                                   December 31,
(in thousands, except shares and par value amounts)                    2002
================================================================================

Assets:

Real estate investments, at cost:
   Land                                                           $    1,367
   Buildings and improvements                                         20,509
--------------------------------------------------------------------------------
                                                                      21,876

   Less accumulated depreciation                                         329
--------------------------------------------------------------------------------

     Real estate investments, net                                     21,547

Cash and cash equivalents                                                865
Cash-funded reserves                                                   1,061
Restricted cash                                                           53
Tenant rent receivable                                                    13
Step rent receivable                                                      80
Prepaid expenses and other assets                                         16
Deferred lease origination costs, net of accumulated
   amortization of $76                                                   580
--------------------------------------------------------------------------------

     Total assets                                                 $   24,215
================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
Accounts payable and accrued expenses                             $      250
Dividends payable                                                        563
Tenant security deposits                                                  53
--------------------------------------------------------------------------------

     Total liabilities                                                   866
--------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:
   Preferred Stock, $.01 par value, 275 shares
     authorized, none issued and outstanding                              --
   Common Stock, $.01 par value, 1 share
     authorized, issued and outstanding                                   --
   Additional paid-in capital                                         25,189
   Retained deficit and dividends in excess of earnings               (1,840)
--------------------------------------------------------------------------------

     Total Stockholders' Equity                                       23,349
--------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity                   $   24,215
================================================================================

                See accompanying notes to financial statements.

                               FSP Park Ten Corp.
                             Statement of Operations

                                                              For the Period
                                                               May 14, 2002
                                                          (date of inception) to
(in thousands, except shares and per share amounts)          December 31, 2002
================================================================================

Revenue:
   Rental                                                       $   1,930
   Interest and other                                                  13
--------------------------------------------------------------------------------

     Total revenue                                                  1,943
--------------------------------------------------------------------------------

Expenses:
   Rental operating expenses                                          398
   Depreciation and amortization                                      405
   Real estate taxes and insurance                                    260
   Interest                                                         1,659
--------------------------------------------------------------------------------

     Total expenses                                                 2,722
--------------------------------------------------------------------------------

   Net loss before common dividends                                  (779)

   Dividends paid to common shareholders prior to syndication
     of preferred shares                                              131
--------------------------------------------------------------------------------

   Net loss attributable to preferred shareholders              $    (910)
================================================================================

   Weighted average number of preferred shares outstanding,
     basic and diluted                                                275
================================================================================

   Net loss per preferred share, basic and diluted              $  (3,309)
================================================================================

                See accompanying notes to financial statements.

                               FSP Park Ten Corp.
                  Statement of Changes in Stockholders' Equity
                           For the Period May 14, 2002
                    (date of inception) to December 31, 2002

                                                                             Retained Deficit
                                                                 Additional   and Dividends        Total
                                       Preferred      Common      Paid in     in Excess of     Stockholders'
(in thousands, except shares)            Stock        Stock       Capital       Earnings          Equity
=============================================================================================================

Private offering of 275 shares, net   $       --   $       --   $   25,189     $                 $   25,189

Dividends                                     --           --           --         (1,061)           (1,061)

Net Loss                                      --           --           --           (779)             (779)
-------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002            $       --   $       --   $   25,189     $   (1,840)       $   23,349
=============================================================================================================

                See accompanying notes to financial statements.

                               FSP Park Ten Corp.
                             Statement of Cash Flows
                           For the Period May 14, 2002
                    (Date of inception) to December 31, 2002

(in thousands)
================================================================================

Cash flows from operating activities:
   Net loss                                                       $     (779)
   Adjustments to reconcile net loss to net cash
     used for operating activities:
      Depreciation and amortization                                      405
Changes in operating assets and liabilities:
       Cash-funded reserve                                            (1,061)
       Restricted cash                                                   (53)
       Tenant rent receivable                                            (13)
       Step rent receivable                                              (80)
       Prepaid expenses and other assets                                 (16)
       Accounts payable and accrued expenses                             250
       Tenant security deposits                                           53
--------------------------------------------------------------------------------

         Net cash used for operating activities                       (1,294)
--------------------------------------------------------------------------------

Cash flows from investing activities:
   Purchase of real estate assets                                    (21,876)
   Purchase of deferred lease origination costs                         (656)
--------------------------------------------------------------------------------

         Net cash used for investing activities                      (22,532)
--------------------------------------------------------------------------------

Cash flows from financing activities:
   Proceeds from sale of company stock                                27,510
   Syndication costs                                                  (2,321)
   Dividends to stockholders                                            (498)
   Proceeds from long-term debt                                       22,300
   Principal payments on long-term debt                              (22,300)
--------------------------------------------------------------------------------

         Net cash provided by financing activities                    24,691
--------------------------------------------------------------------------------

Net  increase in cash and cash equivalents                               865

Cash and cash equivalents, beginning of period                            --
--------------------------------------------------------------------------------

Cash and cash equivalents, end of period                          $      865
================================================================================

Supplemental disclosure of cash flow information:

   Cash paid for:
     Interest                                                     $    1,659

   Disclosure of non-cash financing activities:
     Dividends declared but not paid                              $      563

                See accompanying notes to financial statements.

                               FSP Park Ten Corp.
                          Notes to Financial Statements

1. Organization

FSP Park Ten Corp. (the "Company") was organized on May 14, 2002 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial office building located in Houston, TX (the "Property"). The Property consists of a six-story Class "A" suburban office building that contains approximately 155,715 square feet of space situated on approximately
6.325 acres of land. The company acquired the Property on June 27, 2002.

2. Summary of Significant Accounting Policies

BASIS OF PRESENTATION

The results of operations from inception to date are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

REAL ESTATE  AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvement typically is provided by cash set aside at the time the property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight line method over the assets' estimated useful lives as follows:

     Category                             Years
     --------                             -----
     Building - Commercial                 39
     Building Improvements                15-39
     Furniture and equipment               5-7

                               FSP Park Ten Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

The following schedule reconciles the cost of the property as shown in the Offering Memorandum as to the amounts shown of the Company's Balance Sheet:

     (in thousands)

     Price per Offering Memorandum                 $    22,300
     Plus:  Acquisition fees                               137
     Plus:  Other acquisition costs                         95
     ----------------------------------------------------------
       Total Acquisition Costs                     $    22,532
     ==========================================================

These costs are reported in the Company's Balance Sheet as follows:

     Land                                          $    1,367
     Building                                          20,509
     Deferred lease origination costs                     656
     ----------------------------------------------------------
       Total reported on Balance Sheet             $   22,532
     ==========================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At December 31, 2002, no such indicators of impairment were identified.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the property. Although these funds typically are used for the payment of real estate assets and deferred leasing commissions, there is no legal restriction on their use and they may be used for any company purpose.

RESTRICTED CASH

Restricted cash consists of tenant security deposits.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically has classified its debt securities as available-for-sale.

There were no investments in marketable securities at December 31, 2002.

                               FSP Park Ten Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the period ended December 31, 2002 rental income was derived from various tenants. As such, future receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

The following tenant represents greater than 10% of total revenue:

                Mustang Engineering, L.P.         94%

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents, cash-funded reserves and restricted cash approximate their fair values based on their short-term maturity and prevailing interest rates.

STEP RENTS RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable which is the cumulative revenue recognized in excess of amounts billed by the Company, is $80,000 at December 31, 2002.

DEFERRED LEASE ORIGINATION COSTS

Deferred origination costs are the estimated value of legal and leasing costs related to acquired leases that were included in the purchase price when the Company acquired the property. Under Statement of Financial Accounting Standards No. 141 "Business Combinations" ("SFAS 141"), which was approved by the Financial Accounting Standards Board in June 2001, the Company is required to segregate these costs from its investment in real estate. The Company subsequently amortizes these costs on a straight-line basis over the weighted-average remaining life of the related leases. Amortization expense of approximately $76,000 is included in Depreciation and Amortization in the Company's Statement of Operations for the period ended December 31, 2002.

Deferred lease origination cost included in the purchase price of the property were $656,000 and are being amortized over the weighted-average period of five years in respect of the leases assumed. Detail of the deferred lease origination costs as of December 31, 2002:

                   Cost                                $   656,000
                   Accumulated amortization                 76,000
                                                       -----------
                   Book value                          $   580,000
                                                       ===========

The estimated annual amortization expense for the four years succeeding December 31, 2002 are as follows:

                   2003                                $   151,456
                   2004                                $   151,456
                   2005                                $   151,456
                   2006                                $   125,632

                               FSP Park Ten Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $2,321,000 have been reported as a reduction in the Stockholders' Equity in the Company's Balance Sheet.

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial properties and accounts for its leases as operating leases. Rental income from leases, which may include rent concession (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenants. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                                   Period Ended
                                                   December, 31
                 (in thousands)                        2002
                 =================================================
                 Income from leases                 $   1,755

                 Straight-line rent adjustment             80
                 Reimbursable expenses                     95
                 -------------------------------------------------

                      Total                         $   1,930
                 =================================================

INTEREST AND OTHER

Interest income and other income are recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at December 31, 2002. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income. The denominator used for calculating basic and diluted net income per share is shown for preferred shares only and is as follows:

                                                       Year Ended
                                                      December 31,
                                                          2002
     ===============================================================
     Weighted average number of preferred shares
     outstanding                                            275

                               FSP Park Ten Corp.
                          Notes to Financial Statements

3. Recent Accounting Standards

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement will be effective at the beginning of 2003. The Company has reviewed the provisions of SFAS 143 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows. The Company does not have any real estate assets that it considers "held for sale" at December 31, 2002.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FASB Statements Nos. 4, 44, and 64, Amendment of SFAS 13, and Technical Corrections". This Statement rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, SFAS No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends SFAS No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement will be effective for the Company's fiscal year ending December 31, 2003. The Company has reviewed the provisions of SFAS 145 and believes that the impact of adoption will not be material to its financial position, results of operations and cash flow.

In July 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement was effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The Company does not anticipate that the adoption of this statement will have a material effect on the Company's financial position, results of operations and cash flow.

4. Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies their requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2002, the Company incurred a net operating loss for income tax purposes of approximately $790,000 that can be carried forward until it expires in the year 2022.

At December 31, 2002, the Company's net tax basis of its real estate assets is higher than the amount set forth in the Company's Balance Sheet by approximately $646,000.

                               FSP Park Ten Corp.
                          Notes to Financial Statements

4.   Income Taxes (continued)

The following schedule reconciles GAAP Net Income to Taxable Income subject to dividend requirements:

                                                                    Period Ended
                                                                    December 31,
     (in thousands)                                                     2002
     ===========================================================================

     GAAP net loss                                                   $   (779)

        Add:  Book depreciation and amortization                          405
        Less: Tax depreciation and amortization                          (328)
              Straight-line rents                                         (80)
     ---------------------------------------------------------------------------
     Taxable loss subject to dividend requirement(1)                 $   (782)
     ===========================================================================

     (1)   A tax loss is not subject to a dividend requirement.

The following schedule reconciles cash dividends paid to the dividends paid deduction:

                                                                  Period Ended
                                                                  December 31,
     (in thousands)                                                   2002
     ===========================================================================

     Cash dividends paid                                             $    498
        Plus: Dividends designated from following year                     --
        Less: Portion designated capital gain distribution                 --
        Less: Return of Capital                                          (498)
     ---------------------------------------------------------------------------
     Dividends paid deduction                                        $     --
     ===========================================================================

5. Cash Available for Distribution

The Company evaluates its performance based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the Company's activity. CAD is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and amortization, certain non-cash compensation expenses and straight line rent adjustments); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets, property and equipment ("Capital Expenditures"), payments for deferred leasing commissions and payments for deferred lease origination costs; plus (less) proceeds from (payments to) cash reserves established at the acquisition date of the property (cash-funded reserves). Depreciation and amortization, non-cash compensation and straight-line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures, payments of deferred leasing commissions and payments for deferred lease origination costs and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income. CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. We believe that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the financial statements.

                               FSP Park Ten Corp.
                          Notes to Financial Statements

5. Cash Available for Distribution (continued)

The calculation of CAD is shown in the following table:

                                                            December 31,
     (in thousands)                                             2002
     =======================================================================

        Net Income                                          $    (779)
        Depreciation and amortization                             405
        Straight line rent                                        (80)
        Proceeds from offering of shares                       25,189
        Purchase of land and building and improvements        (21,876)
        Establish funded reserve                               (1,061)
        Payment of deferred lease origination costs              (656)
     -----------------------------------------------------------------------

     Cash Available for Distribution                        $   1,142
     =======================================================================

The Company's cash distributions for the period ended December 31, 2002 are summarized as follows:

     (in thousands)
                                                              Total Cash
     Quarter Paid                                             Dividends
     =======================================================================

     Second Quarter of 2002                                 $       --
     Third Quarter of 2002                                          --
     Fourth Quarter of 2002                                        498
     -----------------------------------------------------------------------
       Dividends Paid in 2002                               $      498

     First Quarter of 20033                                 $      563
     -----------------------------------------------------------------------
     Dividends Declared in 2002                             $    1,061
     =======================================================================

4 The Company declared a dividend payable to stockholders of record as of December 31, 2002.

Cash distributions are declared and paid based on the total outstanding shares as of the record date and are typically paid in the quarter following the quarter that CAD is generated.

6. Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all income and all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

                               FSP Park Ten Corp.
                          Notes to Financial Statements

6. Capital Stock (continued)

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to receive any income, nor shall the Company declare or pay any cash dividends on shares of Common Stock.

7. Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the period ended December 31, 2002, fees incurred under the agreement were $18,403.

An acquisition fee of $137,500 and other costs of $11,000 were paid in 2002 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $2,321,000 were paid in 2002 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2002, the Company borrowed and repaid in full:

      Note payable to FSP, principal of $22,300,00 with interest equal to the Citizens Bank base. Interest paid to FSP was $78,123. The average interest rate during the time the loan was outstanding was 4.75%.

      A commitment fee of $1,581,250 was paid to FSP for obtaining the first mortgage loan. Such amount is included in interest expenses on the Statement of Operations.

The Company paid a dividend of $131,000 to the common shareholder relating to earnings of the Company prior to the completion of the offering of preferred shares.

8. Commitments and Contingencies

The Company, as lessor, has minimum future rentals due under a non-cancelable operating lease as follows:

                                    Year Ended
      (in thousands)               December 31,            Amount
                                -------------------    ---------------

                                       2003                $    3,414
                                       2004                     3,428
                                       2005                     3,549
                                       2006                     2,983
                                       2007                       850
                                    Thereafter                  1,115
                                                       ---------------

                                                           $   15,339
                                                       ===============

In addition, the lessees are liable for real estate taxes and certain operating expenses of the property.

Upon acquiring the commercial rental property in June, 2002, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods range from four to eleven years with renewal options.

                               FSP Park Ten Corp.
                          Notes to Financial Statements

9. Subsequent Event

The Company has entered into a merger agreement with its common shareholder, Franklin Street Properties Corp ("FSP"). In January 2003 FSP filed a proxy statement with the United States Securities and Exchange Commission indicating its intent to acquire the preferred stock interests of the Company and twelve additional REITs. The merger requires the approval of the shareholders of the Company as well as the shareholders of the twelve additional REITs and the shareholders of FSP. If approved, FSP will issue shares of its common stock in exchange for a 100% ownership interest in the Company.

                                                                    SCHEDULE III

                               FSP PARK TEN CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                               December 31, 2002

(in thousands)
                                                                Initial Cost
                                                    -----------------------------------
                                                                               Costs
                                                                            Capitalized
                                                                            (Disposals)
                                                                            Subsequent
                                      Encumbrances             Buildings &      to
Description                               (1)         Land    Improvements  Acquisition
                                      ------------  --------  ------------  -----------

Park Ten, Houston, Texas                        --  $  1,367  $     20,509  $       --
                                      ============  ========  ============  ===========

(in thousands)
                                                           Historical Costs
                                      --------------------------------------------------------------
                                                                                           Total
                                                                                         Costs, Net
                                                                                            of        Depreciable
                                                  Buildings &              Accumulated   Accumulated      Life        Date of
Description                             Land     Improvements   Total(2)  Depreciation  Depreciation     Years      Acquisition
                                      --------   ------------   --------  ------------  ------------  -----------   -----------

Park Ten, Houston, Texas              $  1,367   $     20,509   $ 21,876  $        329  $     21,547     15-39        June, 2002
                                      ========   ============   ========  ============  ============

(1)   There are no encumbrances on the above property.
(2) The aggregate cost for Federal Income Tax purposes is greater than the total historical cost by approximately $656,000.

                               FSP PARK TEN CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION

The following table summarizes the changes in the Company's real estate investment and accumulated depreciation:

                                                  December 31,
              (in thousands)                          2002
              ===================================================

              Real estate investments, at cost:
                 Balance, beginning of period     $      --
                   Acquisitions                      21,876
                   Improvements                          --
                   Dispositions                          --
              ---------------------------------------------------

                 Balance, end of period           $  21,876
              ===================================================

              Accumulated depreciation:
                 Balance, beginning of period     $      --
                   Depreciation                         329
                   Dispositions                          --
              ---------------------------------------------------

                 Balance, end of period           $     329
              ===================================================

                          INDEPENDENT AUDITOR'S REPORT
                            ON ADDITIONAL INFORMATION

To the Stockholders
FSP Park Ten Corp.
(a Delaware Corporation)

Our report on the audit of the basic financial statements and the financial statement schedule of FSP Park Ten Corp. for 2002 appears on page 1. That audit was conducted for the purpose of forming an opinion on the basic financial statements and financial statement schedule taken as a whole. The information shown on page 17 is presented for purposes of additional analysis and is not a part of the basic financial statements and financial statement schedule. The information has not been subjected to the auditing procedures applied in the audit of the basic financial statements and financial statement schedule, and, accordingly, we express no opinion on it.

Newton, Massachusetts
February 7, 2003

                               FSP Park Ten Corp.
                      Statement of Predecessor's Operations
                                   (Unaudited)

                                                               For the Period
                                                              January 1, 2002 to
(in thousands)                                                  June 26, 2002
================================================================================

Revenue:
   Rental                                                       $  1,791
   Interest and other                                                 --
--------------------------------------------------------------------------------

     Total revenue                                                 1,791
--------------------------------------------------------------------------------

Expenses:
   Rental operating expenses                                         368
   Depreciation and amortization                                     269
   Real estate taxes and insurance                                   240
   Interest                                                           --
--------------------------------------------------------------------------------

     Total expenses                                                  877
--------------------------------------------------------------------------------

Net Income                                                      $    914
================================================================================

Note: The Company purchased the land and building on June 26, 2002. There is no comparative information for the corresponding period in the prior year.

                See auditor's report on additional information.

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                        FRANKLIN STREET PROPERTIES CORP.

                                 (THE "COMPANY")

                                       AND

                THE ENTITIES LISTED ON THE SIGNATURE PAGES HERETO

                                January 14, 2003

                               TABLE OF CONTENTS
                               -----------------

RECITALS.......................................................................1

ARTICLE 1  THE MERGERS.........................................................1
        1.1  The Mergers.......................................................1
        1.2  The Closing.......................................................1
        1.3  Effective Time....................................................2

ARTICLE 2  MERGER CONSIDERATION................................................2
        2.1  Cancellation of Target Stock......................................2
        2.2  Merger Consideration..............................................2

ARTICLE 3  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.......................2
        3.1  Due Organization; Authority.......................................3
        3.2  Authorization; Validity; Effect of Agreement......................3
        3.3  Capitalization....................................................3
        3.4  No Violation......................................................3
        3.5  FSP Investments LLC; Due Organization.............................4
        3.6  Financial Statements..............................................4
        3.7  SEC Documents.....................................................5
        3.8  Litigation........................................................5
        3.9  Taxes.............................................................5
        3.10  Full Disclosure..................................................6

ARTICLE 4  REPRESENTATIONS AND WARRANTIES OF THE TARGET REITS..................7
        4.1  Due Organization; Authority.......................................7
        4.2  Authorization; Validity; Effect of Agreement......................7
        4.3  Financial Statements..............................................7
        4.4  Contracts and Commitments.........................................8
        4.5  No Violation......................................................8
        4.6  Litigation........................................................9
        4.7  Title to Assets...................................................9
        4.8  Real Property....................................................10
        4.9  Real Property Leases.............................................11
        4.10  Compliance with Laws; Permits; Environmental Matters............12
        4.11  Taxes...........................................................13
        4.12  Full Disclosure.................................................14

ARTICLE 5  COVENANTS..........................................................14
        5.1  Conduct of Business..............................................14
        5.2  Other Actions....................................................14
        5.3  Approval of Company Stockholders and Target REIT Stockholders....15
        5.4  Consents and Approvals...........................................15

ARTICLE 6  CONDITIONS TO EACH PARTY'S OBLIGATIONS TO EFFECT THE MERGERS.......15

ARTICLE 7  TERMINATION AND WAIVER.............................................17
        7.1  Termination......................................................17
        7.2  Effect of Termination............................................17
        7.3  Extension; Waiver................................................17
        7.4  No Survival of Representations and Warranties....................18

ARTICLE 8  MISCELLANEOUS......................................................18
        8.1  Assignment.......................................................18
        8.2  Risk of Loss.....................................................18
        8.3  Fees and Expenses................................................18
        8.4  Entire Agreement; Modifications; Amendments......................18
        8.5  Notices..........................................................19
        8.6  Interpretation...................................................20
        8.7  Captions.........................................................20
        8.8  Counterparts.....................................................20
        8.9  Binding Effect...................................................20
        8.10  Attorneys' Fees.................................................20
        8.11  No Waiver; Severability.........................................21
        8.12  No Joint and Several Liability..................................21
        8.13  Applicable Law..................................................21

Exhibit A--List of Properties
Exhibit B--Merger Consideration
Exhibit C--Tax Representations

                          AGREEMENT AND PLAN OF MERGER

            This AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of January 14, 2003 by and among Franklin Street Properties Corp. (the "Company"), a Maryland corporation, and the other corporations, each a Delaware corporation (each, a "Target REIT" and, collectively, the "Target REITs"), listed on the signature pages hereto.

                                    RECITALS

            WHEREAS, the Target REITs are the owners of certain real properties listed on Exhibit A hereto (each such property, including any buildings, structures or other improvements situated thereon, a "Property" and, collectively, the "Properties");

            WHEREAS, the board of directors of the Company (the "Company Board") and the board of the directors of each of the Target REITs (such boards of directors, collectively, the "Target Boards of Directors") believe that it is in the best interests of the Company and each of the Target REITs, respectively, and their respective stockholders, to consummate, and have approved, the business combination transaction provided for herein, pursuant to which each Target REIT will be merged with and into the Company, with the Company continuing as the surviving entity (each such transaction, a "Merger" and, collectively, the "Mergers");

            WHEREAS, the Company Board and the Target Boards of Directors have agreed to effect the transactions provided for herein upon the terms and subject to the conditions set forth herein;

            WHEREAS, the Company and the Target REITs desire to make certain representations, warranties and agreements in connection with the Mergers.

            NOW, THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:

ARTICLE 1 THE MERGERS

      1.1 The Mergers. Subject to the terms and conditions of this Agreement, at the Effective Time (as hereinafter defined), each Target REIT will be merged with and into the Company in accordance with the applicable provisions of the Maryland General Corporation Law ("MGCL") and the Delaware General Corporation Law ("DGCL"), and the separate existence of each Target REIT shall thereupon cease. The Company shall continue as the surviving entity of the Mergers.

      1.2 The Closing. Subject to the terms and conditions of this Agreement, the closing of the Mergers (the "Closing") shall take place at the offices of Hale and Dorr LLP, 60 State

Street, Boston, Massachusetts at 9:00 a.m., local time, on April 1, 2003 or at such other time and date following the day on which the last of the conditions set forth in Article 6 shall be fulfilled or waived in accordance herewith as the parties hereto may agree. The holders of preferred stock in the Target REITs ("Target Stock") are hereinafter referred to as the "Target REIT Stockholders." The holders of common stock of the Company, $0.0001 par value per share ("Common Stock"), are hereinafter referred to as the "Company Stockholders." The date on which the Closing occurs is hereinafter referred to as the "Closing Date." After giving effect to the Mergers, the Company is hereinafter referred to as the "Combined Company."

      1.3 Effective Time. If all of the conditions to a particular Merger set forth in Article 6 shall have been fulfilled or waived in accordance herewith with respect to the Company and the applicable Target REIT and this Agreement shall not have been terminated as provided in Article 7 or Section 8.2(b), the parties hereto shall promptly cause to be properly executed, verified and delivered for filing on the Closing Date a certificate of merger satisfying the requirements of the MGCL and the DGCL for such Merger (a "Certificate of Merger"). A Merger shall become effective upon the acceptance for record of its Certificate of Merger by (i) the State Department of Assessments and Taxation of the State of Maryland in accordance with the MGCL and (ii) the Secretary of State of the State of Delaware in accordance with the DGCL or at such later time upon which the parties hereto shall have agreed and designated in such filing in accordance with applicable law as the effective time of the Mergers (the "Effective Time").

ARTICLE 2 MERGER CONSIDERATION

      2.1 Cancellation of Target Stock. As a result of the Mergers and without any action on the part of the Target REIT Stockholders, all Target Stock in each Target REIT with respect to which a Merger has become effective shall cease to be outstanding, shall be canceled and retired and shall cease to exist and each Target REIT Stockholder shall thereafter cease to have any rights with respect to such Target Stock.

      2.2 Merger Consideration. At the Effective Time, by virtue of the Mergers and without any further action by the Company or any Target REIT, each Target REIT Stockholder in each Target REIT with respect to which a Merger has become effective shall receive for each share (or fraction thereof) of Target Stock such Target REIT Stockholder holds of record, that number of shares of Common Stock in the Combined Company set forth on Exhibit B attached hereto opposite the name of the applicable Target REIT or Target REITs (the "Merger Consideration").

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

            The Company represents and warrants to the Target REITs that the statements contained in this Article 3 are true and correct, except as set forth in the disclosure schedule delivered at or prior to the execution hereof to each of the Target REITs (the "Company Disclosure Schedule"). The Company Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and letter paragraphs contained in this Article 3, and the disclosures in any paragraph of the Company Disclosure Schedule shall also be deemed to qualify all other paragraphs in this Article 3.

3.1 Due Organization; Authority.

            (a) The Company is a corporation duly organized and validly existing under the laws of the State of Maryland. The Company (i) has the authority to conduct its business as currently conducted and to own and operate the properties that it now owns and operates, and (ii) is duly licensed or qualified to do business in, and is in good standing under the laws of, all jurisdictions in which the transaction of its business makes such qualification necessary, except where the failure to be so licensed or qualified would not reasonably be expected to have a material adverse effect on the business, assets, prospects, results of operations or financial condition of the Company (a "Company Material Adverse Effect").

            (b) The Company has provided each Target REIT with a true and complete copy of its articles of incorporation and bylaws, each as amended to date.

      3.2 Authorization; Validity; Effect of Agreement. The Company has all requisite power, authority and legal right to enter into this Agreement and to consummate the Mergers. The execution and delivery of this Agreement by the Company and, subject to the approval of this Agreement by the Company Stockholders, the consummation by the Company of the Mergers have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

      3.3 Capitalization. The authorized capital stock of the Company consists of 180,000,000 shares of Common Stock of which approximately 24,630,247 shares are issued and outstanding as of the date hereof and 20,000,000 shares of preferred stock, $0.0001 par value per share, of which no shares are issued and outstanding as of the date hereof. Immediately following the consummation of the Mergers, approximately 49,630,338 shares of Common Stock will be issued and outstanding and no shares of preferred stock will be issued and outstanding.

      3.4 No Violation.

            (a) Neither the execution and delivery by the Company of this Agreement, nor the consummation by the Company of the Mergers and compliance by the Company with the provisions hereof, will: (i) conflict with or violate any provision of the Company's articles of organization or bylaws, each as amended to date; (ii) require on the part of the Company or any Subsidiary (as defined below) any consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority, except (x) the filing of the Certificates of Merger or (y) where the failure to obtain any such consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority would not reasonably be expected to have a Company Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby; (iii) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party the right to terminate, modify or cancel, or require any notice, consent or waiver under, any contract or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of their assets is subject, except for (A) any conflict, breach, default, acceleration, termination, modification or cancellation which would not have a Company Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby or
(B) any notice, consent or waiver the absence of which would not have a Company Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby; (iv) result in the imposition of any mortgage, pledge, security interest, encumbrance, charge or other lien (whether arising by contract or by operation of law) upon any property or assets of the Company or any Subsidiary; or (v) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any Subsidiary or any of their properties or assets. For purposes of this Agreement, "Subsidiary" shall mean any corporation, partnership, trust, limited liability company or other non-corporate business enterprise in which the Company holds stock or other ownership interests representing more than 50% of the voting power of all outstanding stock or ownership interests of such entity.

            (b) Except as expressly contemplated by this Agreement, no other action is required to be taken by the Company to permit the execution, delivery and performance of (i) this Agreement, (ii) all other documents and certificates expressly contemplated hereby, and (iii) the Mergers, and no consent or approval of any third party or governmental authority is or was required or appropriate in connection with the execution of this Agreement, or to consummate the transactions expressly contemplated hereunder, except such as have been obtained or will be obtained prior to the Closing.

      3.5 FSP Investments LLC; Due Organization. FSP Investments LLC ("FSP Investments") is a limited liability company duly organized and validly existing under the laws of the Commonwealth of Massachusetts. FSP Investments is duly registered with the Securities and Exchange Commission (the "SEC") as a broker/dealer pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

      3.6 Financial Statements.

            (a) The Company has previously delivered to each of the Target REITs the following financial statements (collectively, the "Company Financial Statements"): (i) consolidated statements of income for the nine months ended September 30, 2002 (unaudited), (ii) consolidated statements of cash flows for the nine months ended September 30, 2002 (unaudited) and (iii) the consolidated balance sheet as of September 30, 2002 (unaudited) (the "Company Balance Sheet"). The Company Financial Statements have been prepared in accordance with generally accepted auditing principals ("GAAP"), applied on a basis consistent with prior periods (except as otherwise noted therein), and present fairly the financial position and results of operations of the Company as of their respective dates and for the periods presented therein (subject, in the case of unaudited interim financial statements, to normal year-end adjustments).

            (b) The Company has no liability of any nature, whether known or unknown, accrued or unaccrued, absolute or contingent, asserted or unasserted, except liabilities (i) stated or adequately reserved against on the Company Balance Sheet or the notes thereto, (ii) incurred in the ordinary course of business and not required under GAAP to be reflected on the Company Balance Sheet, (iii) incurred after the date of the Company Balance Sheet in the ordinary course of business consistent with the terms of this Agreement or (iv) which would not reasonably be expected to have a Company Material Adverse Effect.

      3.7 SEC Documents. The Company has filed all SEC Documents (as defined below) on a timely basis. All of the SEC Documents (other than preliminary materials) as of their respective filing dates, complied in all material respects with all applicable requirements of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended and, in each case, the rules and regulations promulgated thereunder applicable to such SEC Documents. None of the SEC Documents, at the time of filing contained any untrue statements of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements have been modified or superseded by later SEC Documents filed and publicly available. As used herein, "SEC Documents" shall mean all reports, schedules, forms, statements and other documents required to be filed by the Company with the Securities and Exchange Commission on or after January 1, 2002 and prior to the date hereof.

      3.8 Litigation. There are (i) no continuing orders, injunctions or decrees of any court, arbitrator or governmental authority to which the Company is a party or by which it is bound or, to the knowledge of the Company, to which any of its directors, officers, employees or agents, in such capacity, is a party or, to the knowledge of the Company, by which any of them is bound, and (ii) no actions, suits, investigations or proceedings pending against the Company, or, to the knowledge of the Company, against any of its directors, officers, employees or agents, in such capacity, or, to the knowledge of the Company, threatened against the Company or any of its directors, officers, employees or agents, in such capacity, at law or in equity, or before or by any federal, state or local commission, board, bureau, agency or instrumentality that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

      3.9 Taxes.

            (a) The Company has paid, caused to be paid or accrued all federal, state, local, foreign and other taxes, including without limitation, income taxes, estimated taxes, alternative minimum taxes, excise taxes, sales taxes, use taxes, value-added taxes, gross receipt taxes, franchise taxes, capital stock taxes, employment and payroll-related taxes, withholding taxes, stamp taxes, transfer taxes, windfall profit taxes, property taxes and environmental taxes, whether or not measured in whole or in part by net income, and all deficiencies, or other additions to tax, interest, fines and penalties (collectively, "Taxes"), required to be paid or accrued by it through the date hereof;

            (b) The Company has timely filed all federal, state, local and foreign tax returns required to be filed by it through the date hereof, and all such returns completely and accurately set forth the amount of any Taxes relating to the applicable period;

            (c) The Company has withheld and paid all taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other party;

            (d) For all periods from its inception, the Company has qualified to be treated as a "real estate investment trust company" (a "REIT") within the meaning of Sections 856-860 of the Internal Revenue Code of 1986, as amended (the "Code"). For the periods described in the preceding sentence, the Company has met all requirements necessary to be treated as a REIT for purposes of the income tax provisions of those states in which the Company is subject to income tax and which provide for the taxation of a REIT in a manner similar to the treatment of REITs under Sections 856-860 of the Code.

            (e) Neither the Internal Revenue Service (the "IRS") nor any other governmental authority is now asserting by written notice to the Company or, to the knowledge of the Company, threatening to assert against the Company any deficiency or claim for additional Taxes. There is no dispute or claim concerning any tax liability of the Company either claimed or raised in writing by the IRS. There is no dispute or claim of a material nature concerning any tax liability of the Company either claimed or raised in writing by any governmental authority other than the IRS, or, to the knowledge of the Company, which may be claimed or raised by any federal or state governmental authority. No written claim has ever been made by a taxing authority in a jurisdiction where the Company does not file reports and returns asserting that the Company is or may be subject to taxation by that jurisdiction.

      3.10 Full Disclosure. The representations of the Company contained in this Agreement do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made herein not misleading, and none of the information supplied or to be supplied by the Company for inclusion in the Proxy Statement to be distributed to Company Stockholders (the "Proxy Statement") or in the Consent Solicitation/Offering Memorandum to be distributed to Target REIT Stockholders, each pursuant to
Section 5.3 hereof (the "Consent Solicitation/Offering Memorandum") contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the Closing Date any event relating to the Company should occur that is required to be described in an amendment of or supplement to the Proxy Statement or the Consent Solicitation/Offering Memorandum, as the case may be, the Company shall, in the case of the Proxy Statement, prepare, file and disseminate such amendment or supplement and, in the case of the Consent Solicitation/Offering Memorandum, shall, together with the Target REITS, prepare and disseminate such amendment or supplement.

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF THE TARGET REITS

            Each of the Target REITs individually represents and warrants to the Company that the statements contained in this Article 4 are true and correct as to itself, except as set forth in the disclosure schedules delivered at or prior to the execution hereof by each of the Target REITs to the Company (each, a "Target REIT Disclosure Schedule" and, collectively, the "Target REITs Disclosure Schedules"). Each Target REIT Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and letter paragraphs contained in this Article 4, and the disclosures in any paragraph of any Target REIT Disclosure Schedule shall also be deemed to qualify all other paragraphs in this
Article 4 with respect to that Target REIT.

      4.1 Due Organization; Authority.

            (a) The Target REIT is a corporation duly organized and validly existing under the laws of the State of Delaware. The Target REIT (i) has the authority to conduct its business as currently conducted and to own and operate the properties that it now owns and operates, and (ii) is duly licensed or qualified to do business in, and is in good standing under the laws of, all jurisdictions in which the transaction of its business makes such qualification necessary, except where the failure to be so licensed or qualified would not reasonably be expected to have a material adverse effect on the business, assets, prospects, results of operations or financial condition of the Target REIT (a "Target REIT Material Adverse Effect").

            (b) The Target REIT has provided the Company and each other Target REIT with a true and complete copy of its certificate of incorporation and bylaws, each as amended to date.

      4.2 Authorization; Validity; Effect of Agreement.

            (a) The Target REIT has all requisite power, authority and legal right to enter into this Agreement and to consummate the Mergers. The execution and delivery of this Agreement by the Target REIT and, subject to the approval of this Agreement by its Target REIT Stockholders, the consummation by the Target REIT of its Merger have been duly authorized by all necessary corporate action on the part of the Target REIT, and this Agreement is a legal, valid and binding obligation of the Target REIT, enforceable against the Target REIT in accordance with its terms.

      4.3 Financial Statements.

            (a) The Target REIT has previously delivered to the Company the following financial statements (collectively, the "Target REIT Financial Statements"): (i) statement of income from date of inception through December 31, 2001 (audited); (ii) statement of cash flows from date of inception through December 31, 2001 (audited), (iii) a statement of income for the nine months ended September 30, 2002 (unaudited), (iv) a statement of cash flows for the nine months ended September 30, 2002 and (v) a balance sheet for the nine months ended September 30, 2002 (unaudited) (the "Target REIT Balance Sheet"), except that the Target REIT Financial Statements for FSP Timberlake East Corp., FSP Merrywood Apartments Corp., FSP Plaza Ridge I Corp. and FSP Park Ten Corp. consist solely of those financial statements identified in clauses (iii), (iv) and (v) above. The Target REIT Financial Statements have been prepared in accordance with GAAP, applied on a basis consistent with prior periods (except as otherwise noted therein), and present fairly the financial position and results of operations of the Target REIT as of their respective dates and for the periods presented therein (subject, in the case of unaudited interim financial statements, to normal year-end adjustments).

            (b) The Target REIT has no liability of any nature, whether known or unknown, accrued or unaccrued, absolute or contingent, asserted or unasserted, except liabilities (i) stated or adequately reserved against on the Target REIT Balance Sheet or the notes thereto, (ii) incurred in the ordinary course of business and not required under GAAP to be reflected on the Target REIT Balance Sheet, (iii) incurred after the date of the Target REIT Balance Sheet in the ordinary course of business consistent with the terms of this Agreement or (iv) which would not reasonably be expected to have a Target REIT Material Adverse Effect.

      4.4 Contracts and Commitments. The Target REIT has delivered to the Company a correct and complete copy of each contract to which the Target REIT is a party that is material to the Target REIT (each a "Target REIT Material Contract"). Each Target REIT Material Contract is in full force and effect and neither the Target REIT nor, to the knowledge of the Target REIT, the other party thereto is in breach or default thereunder, other than breaches or defaults which would not, individually or in the aggregate, reasonably be expected to have a Target REIT Material Adverse Effect.

      4.5 No Violation.

            (a) Neither the execution and delivery by the Target REIT of this Agreement, nor the consummation by the Target REIT of its Merger and compliance by the Target REIT with the provisions hereof, will: (i) conflict with or violate any provision of its certificate of incorporation or bylaws; (ii) require on the part of the Target REIT any consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority, except (x) the filing of the Certificates of Merger or (y) where the failure to obtain any such consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority would not reasonably be expected to have a Target REIT Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby; (iii) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party the right to terminate, modify or cancel, or require any notice, consent or waiver under, any contract or instrument to which the Target REIT is a party or by which the

Target REIT is bound or to which any of its assets is subject, except for (A) any conflict, breach, default, acceleration, termination, modification or cancellation which would not have a Target REIT Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby or (B) any notice, consent or waiver the absence of which would not have a Target REIT Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby; (iv) result in the imposition of any mortgage, pledge, security interest, encumbrance, charge or other lien (whether arising by contract or by operation of law) upon any property or assets of the Target REIT; or (v) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Target REIT or any of its properties or assets.

            (b) Except as expressly contemplated by this Agreement, no other action is required to be taken by the Target REIT to permit the execution, delivery and performance of (i) this Agreement, (ii) all other documents and certificates expressly contemplated hereby, and (iii) the Mergers, and no consent or approval of any third party or governmental authority is or was required or appropriate in connection with the execution of this Agreement, or to consummate the transactions expressly contemplated hereunder, except such as have been obtained or will be obtained prior to the Closing.

      4.6 Litigation. There are (i) no continuing orders, injunctions or decrees of any court, arbitrator or governmental authority to which the Target REIT is a party or by which it is bound or, to the knowledge of the Target REIT, to which any of its directors, officers, employees or agents, in such capacity, is a party or, to the knowledge of the Target REIT, by which any of them is bound, and (ii) no actions, suits, investigations or proceedings pending against the Target REIT, or, to the knowledge of the Target REIT, against any of its directors, officers, employees or agents, in such capacity, or, to the knowledge of the Target REIT, threatened against the Target REIT or any of its directors, officers, employees or agents, in such capacity, at law or in equity, or before or by any federal, state or local commission, board, bureau, agency or instrumentality that would, individually or in the aggregate, reasonably be expected to have a Target REIT Material Adverse Effect.

      4.7 Title to Assets.

            (a) The Target REIT has good and marketable title to the assets reflected in the most recent Target REIT Balance Sheet and will hold good and marketable title to such assets, and any assets acquired by the Target REIT prior to the Effective Time, except for assets disposed of in the ordinary course of business (which assets do not include the Property) and except as the failure of the Target REIT to have such good and marketable title is not, in the aggregate, material to the Target REIT. The assets reflected on the Target REIT Balance Sheet include the Property. Except as otherwise disclosed in the Target REIT Balance Sheet or related notes accompanying it, all the assets referred to in the preceding sentence are owned free and clear of any and all material adverse claims, security interests, charges or other encumbrances or restrictions of every nature, except liens for current taxes not yet due and payable or landlords' liens as provided for in the relevant leases, or by applicable law.

      4.8 Real Property.

            With respect to each parcel of Property owned by the Target REIT:

            (a) the Target REIT has good and clear record and marketable title to such parcel, insurable by a recognized national title insurance company at standard rates, free and clear of any security interest, easement, covenant or other restriction, except for recorded easements, covenants and other restrictions which do not impair the uses, occupancy or value of such parcel as an apartment complex, office building or warehouse/distribution center, as the case may be (the "Intended Uses");

            (b) there are no (i) pending or, to the knowledge of the Target REIT, threatened condemnation proceedings relating to such parcel, (ii) pending or, to the knowledge of the Target REIT, threatened litigation or administrative actions relating to such parcel, or (iii) other matters affecting adversely the Intended Uses, occupancy or value thereof;

            (c) the legal description for such parcel contained in the deed thereof describes such parcel fully and adequately; the buildings and improvements may be used as of right under applicable zoning and land use laws for the Intended Uses, and such buildings and improvements are located within the boundary lines of the described parcels of land, are not in violation of setback requirements applicable to them, zoning laws and ordinances and do not encroach on any easement which may burden the land; the land does not serve any adjoining property for any purpose inconsistent with the use of the land; and such parcel is not located within any flood plain or subject to any similar type restriction for which any permits or licenses necessary to the use thereof have not been obtained;

            (d) there are no leases, subleases, licenses or agreements, written or oral, granting to any party or parties (other than the Target REIT and those tenants under leases described in Section 4.9) the right of use or occupancy of any portion of such parcel, except for leases, subleases, licenses or agreements which do not impair the Intended Uses;

            (e) there are no outstanding options or rights of first refusal to purchase such parcel, or any portion thereof or interest therein;

            (f) all facilities located on such parcel are supplied with utilities and other services necessary for the operation of such facilities, including gas, electricity, water, telephone, sanitary sewer and storm sewer, all of which services are adequate for the Intended Uses and in accordance with all applicable laws, ordinances, rules and regulations and are provided via public roads or via permanent, irrevocable, appurtenant easements benefiting such parcel;

            (g) such parcel abuts on and has direct vehicular access to a public road or access to a public road via a permanent, irrevocable, appurtenant easement benefiting such parcel;

            (h) the Target REIT has received no notice of any, and, to the knowledge of the Target REIT, there is no, proposed or pending proceeding to change or redefine the zoning classification of all or any portion of the parcels;

            (i) the improvements constructed on the parcels are in good condition and proper order, free of material roof leaks, untreated insect infestation, and material construction defects, and all mechanical and utility systems servicing such improvements are in good condition and proper working order, free of material defects; and

            (j) each parcel is an independent unit which does not rely on any facilities (other than the facilities of public utility and water companies or facilities as to which a permanent, irrevocable appurtenant easement exists benefiting such parcel granting the use of such facilities) located on any other property (i) to fulfill any zoning, building code or other municipal or governmental requirement, (ii) for structural support or the furnishing of any essential building systems or utilities, including, but not limited to electric, plumbing, mechanical, heating, ventilating, and air conditioning systems, or
(iii) to fulfill the requirements of any lease. No building or other improvement not included in the parcels relies on any part of the parcels to fulfill any zoning, building code or other municipal or governmental requirement or for structural support or the furnishing of any essential building systems or utilities except with respect to utility or storm water facilities pursuant to recorded easement agreements or declarations of common easements the use of which do not impair the Intended Uses. Each of the parcels is assessed by local property assessors as a tax parcel or parcels separate from all other tax parcels.

      4.9 Real Property Leases. The Target REIT has delivered to the Company complete and accurate copies of the leases and subleases (as amended to date) of its Property. With respect to each such lease and sublease:

            (a) the lease or sublease is legal, valid, binding, enforceable and in full force and effect;

            (b) the lease or sublease will continue to be legal, valid, binding, enforceable and in full force and effect immediately following the Effective Time in accordance with the terms thereof as in effect immediately prior to the Effective Time;

            (c) neither the Target REIT nor, to the knowledge of the Target REIT, any other party, is in breach or violation of, or default under, any such lease or sublease, and no event has occurred, is pending or, to the knowledge of the Target REIT, is threatened, which, after the giving of notice, with lapse of time, or otherwise, would constitute a breach or default by the

Target REIT or, to the knowledge of the Target REIT, any other party under such lease or sublease;

            (d) the Target REIT has not assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in the leasehold or sublease hold; and

            (e) the Target REIT is not aware of any Security Interest, easement, covenant or other restriction applicable to the real property subject to such lease, except for recorded easements, covenants and other restrictions which do not materially impair the current uses or the occupancy by the Target REIT of the property subject thereto.

      4.10 Compliance with Laws; Permits; Environmental Matters.

            (a) The Target REIT has complied with all applicable Environmental Laws (as defined below), except for violations of Environmental Laws that do not and will not, individually or in the aggregate, have a Target REIT Material Adverse Effect. There is no pending or, to the knowledge of the Target REIT, threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or investigation, inquiry or information request by any court, arbitrational tribunal, administrative agency or commission or other governmental or regulatory authority or agency (a "Governmental Entity"), relating to any Environmental Law involving the Target REIT, except for litigation, notices of violations, formal administrative proceedings or investigations, inquiries or information requests that will not, individually or in the aggregate, have a Target REIT Material Adverse Effect. For purposes of this Agreement, "Environmental Law" means any federal, state or local law, statute, rule or regulation or the common law relating to the environment or occupational health and safety, including without limitation any statute, regulation, administrative decision or order pertaining to (i) treatment, storage, disposal, generation and transportation of industrial, toxic or hazardous materials or substances or solid or hazardous waste; (ii) air, water and noise pollution; (iii) groundwater and soil contamination; (iv) the release or threatened release into the environment of industrial, toxic or hazardous materials or substances, or solid or hazardous waste, including without limitation emissions, discharges, injections, spills, escapes or dumping of pollutants, contaminants or chemicals; (v) the protection of wild life, marine life and wetlands, including without limitation all endangered and threatened species; (vi) storage tanks, vessels, containers, abandoned or discarded barrels, and other closed receptacles; (vii) health and safety of employees and other persons; and (viii) manufacturing, processing, using, distributing, treating, storing, disposing, transporting or handling of materials regulated under any law as pollutants, contaminants, toxic or hazardous materials or substances or oil or petroleum products or solid or hazardous waste. As used above, the terms "release" and "environment" shall have the meaning set forth in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA").

            (b) There have been no releases in violation of Environmental Laws of any Materials of Environmental Concern (as defined below) into the environment at any parcel of real property or any facility formerly or currently owned, operated or controlled by the Target

REIT. With respect to any such releases of Materials of Environmental Concern, the Target REIT has given all required notices to Governmental Entities (copies of which have been provided to the Company). The Target REIT is not aware of any releases of Materials of Environmental Concern at parcels of real property or facilities other than those owned, operated or controlled by the Target REIT that could reasonably be expected to have an impact on the real property or facilities owned, operated or controlled by the Target REIT. For purposes of this Agreement, "Materials of Environmental Concern" means any chemicals, pollutants or contaminants, hazardous substances (as such term is defined under CERCLA), solid wastes and hazardous wastes (as such terms are defined under the Resource Conservation and Recovery Act), toxic materials, oil or petroleum and petroleum products or any other material subject to regulation under any Environmental Law.

            (c) A complete and accurate copy of all documents (whether in hard copy or electronic form) that contain any environmental reports, investigations and audits relating to premises currently or previously owned or operated by the Target REIT (whether conducted by or on behalf of the Target REIT or a third party, and whether done at the initiative of the Target REIT or directed by a Governmental Entity or other third party) which were issued or conducted during the past five years and which the Target REIT has possession of or access to has been provided to the Company.

            (d) The Target REIT is not aware of any material environmental liability of any solid or hazardous waste transporter or treatment, storage or disposal facility that has been used by the Target REIT.

      4.11 Taxes.

            (a) The Target REIT has paid, caused to be paid or accrued all federal, state, local, foreign and other Taxes, required to be paid or accrued by it through the date hereof;

            (b) The Target REIT has timely filed all federal, state, local and foreign tax returns required to be filed by it through the date hereof, and all such returns completely and accurately set forth the amount of any Taxes relating to the applicable period;

            (c) The Target REIT has withheld and paid all taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other party;

            (d) For all periods since its inception, the Target REIT has qualified to be treated as a REIT within the meaning of Sections 856-860 of the Code. For the periods described in the preceding sentence, the Target REIT has met all requirements necessary to be treated as a REIT for purposes of the income tax provisions of those states in which the Target REIT is subject to income tax and which provide for the taxation of a REIT in a manner similar to the treatment of REITs under Sections 856-860 of the Code.

            (e) Neither the IRS nor any other governmental authority is now asserting by written notice to the Target REIT or, to the knowledge of the Target REIT, threatening to assert against the Target REIT any deficiency or claim for additional Taxes. There is no dispute or claim concerning any tax liability of the Target REIT either claimed or raised in writing by the IRS. There is no dispute or claim of a material nature concerning any tax liability of the Target REIT either claimed or raised in writing by any governmental authority other than the IRS, or, to the knowledge of the Target REIT, which may be claimed or raised by any federal or state governmental authority. No written claim has ever been made by a taxing authority in a jurisdiction where the Target REIT does not file reports and returns asserting that the Target REIT is or may be subject to taxation by that jurisdiction.

            (f) Each of the representations set forth in Exhibit C is true, accurate and complete.

4.12 Full Disclosure. The representations of the Target REIT contained in this Agreement do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made herein not misleading, and none of the information supplied or to be supplied by the Target REIT for inclusion in the Proxy Statement or the Consent Solicitation/Offering Memorandum contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the Closing Date any event relating to the Target REIT should occur that is required to be described in an amendment of or supplement to the Proxy Statement or the Consent Solicitation/Offering Memorandum, as the case may be, the Target REIT promptly shall inform the Company and assist in the preparation, filing (if necessary), dissemination of such amendment or supplement.

ARTICLE 5 COVENANTS

      5.1 Conduct of Business. Prior to the Effective Time, or the earlier termination of this Agreement, the Company and each Target REIT shall (i) carry on its business in the ordinary course in substantially the same manner as previously conducted, (ii) use its reasonable efforts to preserve intact its present business organization and goodwill, (iii) maintain permits, licenses and authorizations, (iv) preserve its relationships with third parties and (v) take all actions necessary to continue to qualify as a REIT, including, without limitations, the payment of dividends.

      5.2 Other Actions. Neither the Company nor any Target REIT shall take or omit to take any action that would result in any of the representations and warranties of the Company or such Target REIT, respectively, made in or pursuant to this Agreement becoming untrue or incomplete, in any of the covenants and agreements of the Company or such Target REIT, respectively, being breached, or in any of the conditions to the Closing not being satisfied; provided, however, that nothing in this Agreement shall be construed to prohibit or restrict the ability of the Company or any Target REIT to declare and/or pay, consistent with past practice and custom, to the Company Stockholders or the Target REIT Stockholders, as the case may be, dividends in respect of operations (collectively, the "Dividends") through the Closing Date, each in accordance with the terms of the distributing entity's organizational documents, each as amended to date; provided, further, that upon the Effective Date, the Company shall assume the obligation to pay any dividend declared but not paid by a Target REIT prior to the Effective Date.

      5.3 Approval of Company Stockholders and Target REIT Stockholders. Promptly following the execution of this Agreement, (i) the Company shall prepare and file a Proxy Statement with the Securities and Exchange Commission, and shall as promptly as practicable thereafter distribute the Proxy Statement to the Company Stockholders, and (ii) the Company, together with the Target REITs, shall distribute a Consent Solicitation/Offering Memorandum to the Target REIT Stockholders, asking the Company Stockholders and the Target REIT Stockholders, respectively, to vote upon the adoption of this Agreement and the Mergers. The Proxy Statement shall contain the recommendation of the Company Board that the Company Stockholders approve the adoption of this Agreement and the Mergers. The Consent Solicitation/Offering Memorandum shall contain the recommendation of the Target Boards of Directors that the Target REIT Stockholders approve the adoption of this Agreement and the Mergers. Each of the Company Board and the Target Boards of Directors, subject to and in accordance with applicable law, shall use its respective reasonable best efforts to obtain such approval described in this Section 5.3, including without limitation, by timely mailing the Proxy Statement to the Company Stockholders or the Consent Solicitation/Offering Memorandum to the Target REIT Stockholders of its respective corporation.

      5.4 Consents and Approvals. The Company and the Target REITs shall each use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, to obtain in a timely manner all necessary consents, waivers, approvals, authorizations and orders and to make all necessary registrations and filings, and otherwise to satisfy or cause to be satisfied all conditions precedent to its obligations under this Agreement.

ARTICLE 6 CONDITIONS TO EACH PARTY'S OBLIGATIONS TO EFFECT THE MERGERS.

            The respective obligations of the parties hereto to consummate the Mergers pursuant to the terms of this Agreement are subject to satisfaction of the following conditions precedent on or prior to the Closing Date. In the event that one or more of these conditions are not satisfied on or prior to the Closing Date, the party or parties whose obligations hereunder are subject to the satisfaction of such condition or conditions may either elect to terminate this Agreement or waive the satisfaction of such condition. The conditions are:

            (a) this Agreement and the Mergers shall have been approved by a majority in interest of the Company Stockholders and of the Target REIT Stockholders of each Target REIT other than a Target REIT with respect to which this Agreement has been terminated in accordance with Section 8.2(b);

            (b) (i) the number of Target REIT Stockholders who the Company does not reasonably believe are not Accredited Investors (as defined in Rule 501(a) of Regulation D of the Securities Act of 1933, as amended) shall not exceed 35 and (ii) each such non Accredited Investor has, either alone or with his/her/its purchase representative, such knowledge and experience in business and financial matters that he/she/it is capable of evaluating the merits of risks of the Common Stock;

            (c) all necessary consents, waivers, approvals, authorizations or orders required to be obtained and the making of all filings required to be made by any of the parties for the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated thereby shall have been obtained or made, as the case may be, on or prior to (and remaining in effect at) the Closing Date;

            (d) there shall not have occurred any material adverse change in the overall business or prospects of any of the Company or the Target REITs or in the tax or other regulatory provisions applicable to the Company, the Target REITs or the Combined Company, and neither the Company Board nor the Target Boards of Directors shall have become aware of any facts that, in their respective reasonable judgment, have or are likely to have a material adverse effect on the Company and the Target REITs, taken as a whole, the Mergers, or the value of the Combined Company;

            (e) FSP Corp. shall have received, on or prior to the Closing Date, an opinion from Hale and Dorr LLP to the effect that the Mergers should be treated for federal income tax purposes as reorganizations within the meaning of
Section 368(a) of the Code and confirming that in all material respects, as of the Closing Date, the discussion set forth under "Federal Income Tax Considerations" in the Proxy Statement and the Consent Solicitation/Offering Memorandum, including any opinions expressed therein, to the extent that it involves matters of law, is accurate;

            (f) the President and Chief Executive Officer of the Company shall have delivered to each of the Target REITs a certificate on behalf of the Company, dated as of the Closing Date, to the effect that there have been no material adverse changes in the financial condition of the Company between the date of the most recent Company Financial Statements and the Closing Date, and the President of each of the Target REITs shall have delivered to the Company a certificate on behalf of each Target REIT, each dated as of the Closing Date, to the effect that there have been no material adverse changes in the financial condition of such Target REIT between the date of the most recent Target REIT Financial Statements for such Target REIT and the Closing Date;

            (g) there shall have been no statute, rule, order or regulation enacted or issued by the United States or any State thereof, or by a court, that prohibits the consummation of the Mergers; and

            (h) The representations set forth in Section 3 and Section 4 hereof are true and complete in all material respects.

      The conditions described in clauses (b), (c), (d) and (f), above, may be waived by either the Company or the Target REITs, as the case may be, in whole or in part if, in the opinion of either the Company or the Target REITs, as the case may be, such waiver does not materially affect the terms of the transaction.

ARTICLE 7 TERMINATION AND WAIVER

      7.1 Termination. This Agreement may be terminated, and the Mergers may be abandoned, at any time before the Closing Date, notwithstanding approval of the Mergers by the Company Stockholders and/or the Target REIT Stockholders:

            (a) by the mutual written consent of the parties;

            (b) by the Company or any Target REIT if the Mergers have not been consummated by July 31, 2003 (which date may be extended by mutual agreement of the parties);

            (c) by the Company or any Target REIT if the conditions to the Mergers set forth in Article 6 of this Agreement are not satisfied or waived.

      If a material casualty occurs with respect to the Property owned by a particular Target REIT, the Company Board has the right to terminate the Agreement with respect to such Target REIT and to consummate the Mergers with the remaining Target REITs.

      7.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 8.1 hereof, this Agreement shall become void and there shall be no liability or obligation on the part of any party hereto or its respective affiliates, partners, directors or officers, except (i) with respect to payment of expenses as described in Section 8.3 and (ii) to the extent that such termination results from the willful breach of a party hereto of any of its representations, warranties, covenants or agreements made in or pursuant to this Agreement.

      7.3 Extension; Waiver. At any time prior to the Closing Date, the parties hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(ii) waive any inaccuracies in the representations and warranties of the other parties hereto contained herein or made in connection herewith, and (iii) waive compliance with any of the agreements of the other parties hereto contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

      7.4 No Survival of Representations and Warranties. None of the representations and warranties contained in this Agreement shall survive the Closing Date.

ARTICLE 8 MISCELLANEOUS

      8.1 Assignment. The Company may not assign its rights under this Agreement without the consent of the applicable Target REIT. None of the Target REITs may assign their rights under this Agreement.

      8.2 Risk of Loss.

            (a) Risk of loss or damage to the assets owned by each Target REIT (the "Assets") by condemnation, eminent domain or similar proceedings (or deed in lieu thereof), or by fire or any other casualty, from the date hereof through the Closing Date, will be on the Target REIT owning such Assets, and thereafter will be on the Combined Company.

            (b) In the event of loss or damage to the Assets that occurs prior to the Closing Date, the applicable Target REIT shall use its best efforts to effect a timely cure of such loss or damage prior to the Closing Date. If the Target REIT is unable to effect such a timely cure, the Target REIT shall so notify the Company, and thereafter, the Company may, at its option: (i) elect to terminate this Agreement; (ii) unilaterally amend this Agreement to (A) reflect a decrease in the amount of Merger Consideration to be issued with respect to Target Stock in such Target REIT and (B) extend the term of this Agreement, and resolicit the stockholders of such Target REIT with respect to participation in the Mergers with the Merger Consideration adjusted to reflect such loss or damage; or (iii) unilaterally amend this Agreement to terminate this Agreement with respect to such Target REIT and consummate the Mergers with the remaining Target REITs.

      8.3 Fees and Expenses. The costs associated with each independent third-party appraisal of the fair market value of each Target REIT's real estate ("Appraisal") obtained by the respective Target Boards of Directors shall be paid by the Target REIT owning the real estate that is the subject of the Appraisal. All other expenses related to the Mergers and the transactions contemplated hereby, including, without limitation, consulting, legal, accounting and administrative expenses, shall be paid by the Company.

      8.4 Entire Agreement; Modifications; Amendments.

            (a) This Agreement embodies and constitutes the entire understanding between the parties with respect to the transactions contemplated herein, and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged into this Agreement. Except as expressly otherwise provided herein, neither this

Agreement nor any provision hereof may be waived, modified, amended, discharged or terminated except by an instrument in writing signed by the party against which the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

            (b) Subject to applicable law, this Agreement may be amended by the Company and the Target REITs at any time prior to the filing of the Certificates of Merger with the Secretary of State of the State of Delaware and the State Department of Assessment and Taxation of the State of Maryland; provided, however, that after approval by Target REIT Stockholders holding a majority of the Target Stock of a Target REIT, without further approval of the Target REIT Stockholders of such Target REIT, no amendment may be made that alters or changes (i) the amount or kind of Merger Consideration which the Target REIT Stockholders in such Target REIT shall be entitled to receive, (ii) the certificate of organization or bylaws of such Target REIT or (iii) the terms and conditions of this Agreement, if such alteration or change would have a material adverse effect on such Target REIT Stockholders.

      8.5 Notices. All notices, demands or other writings in this Agreement provided to be given or made or sent, or which may be given or made or sent, by either party hereto to the other may be given personally or may be delivered by depositing the same in the U.S. mail, certified, return receipt requested, postage prepaid or by delivering the same to an air courier service, postage prepaid, properly addressed and sent to the address of such party as set forth below, or such other address as either party may from time to time designate by written notice to the other. Notice given by mail shall be considered effective upon the expiration of five business days after deposit. Notice given in any other manner shall be effective only if and when received by the addressee.

     If to the Company:

            Franklin Street Properties Corp.
            401 Edgewater Place, Suite 200
            Wakefield, Massachusetts 01880
            Attention:  George J. Carter
            President and Chief Executive Officer
            Fax:  (800) 950-6288

     with a copy to:

            Hale and Dorr LLP
            60 State Street
            Boston, Massachusetts 02109
            Attention:  Kenneth A. Hoxsie, Esq.
            Fax: (617) 526-5000

     If to a Target REIT:

            c/o Franklin Street Properties Corp.
            401 Edgewater Place, Suite 200
            Wakefield, Massachusetts 01880
            Attention:  George J. Carter, President
            Fax:  (800) 950-6288

     with a copy to:

            Hale and Dorr LLP
            60 State Street
            Boston, Massachusetts 02109
            Attention:  Kenneth A. Hoxsie, Esq.
            Fax: (617) 526-5000

      8.6 Interpretation. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words of a singular number shall be held to include the plural and vice versa, unless the context requires otherwise.

      8.7 Captions. The captions used in this Agreement are for convenience only and shall not be deemed to construe or to limit the meaning of the language of this Agreement.

      8.8 Counterparts. This Agreement may be executed in any number of identical counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes, and all such counterparts shall collectively constitute one agreement, but in making proof of this Agreement it shall not be necessary to produce or account for more than one such counterpart.

      8.9 Binding Effect. Subject to the restrictions on assignment contained in
Section 8.1 hereof, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

      8.10 Attorneys' Fees. Subject to the requirements of Section 8.12 hereof, should any party hereto employ an attorney or attorneys to enforce any of the provisions hereof or to protect its interest in any manner arising under this Agreement, or to recover damages for the breach hereof, the nonprevailing party or parties in any action pursued in courts of competent jurisdiction (the finality of which action is not legally contested) agrees to pay to the prevailing party or parties all reasonable costs, damages and expenses, including attorneys' fees, expended or incurred in connection therewith; provided, however, that if more than one item is disputed and the final decision is against each party as to one or more of the disputed items, then such costs, expenses and attorneys' fees shall be apportioned in accordance with the monetary values of the items decided against each party.

      8.11 No Waiver; Severability. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, and shall in no way affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. If any provision of this Agreement, or the application thereof to any person or circumstances shall, for any reason and to any extent, be invalid or unenforceable, but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby but rather shall be enforced to the greatest extent permitted by law.

      8.12 No Joint and Several Liability. If one of the Target REITs defaults under, or is in breach of, any of its representations, warranties or covenants contained in this Agreement, such Target REIT shall be accountable to the Company and shall be liable for the damages caused by such default or breach as provided in this Agreement. Each Target REIT hereunder has undertaken obligations and made representations, warranties, disclosures and covenants herein and in and pursuant to the exhibits hereto solely with respect to itself and the Property owned by it. Nothing contained herein, however, is intended to make any of the Target REITs jointly and severally liable for the default or breach by any of the other Target REITs, and with respect to any such default and breach such shall be solely the obligation and responsibility of the Target REIT responsible for the default or breach.

      8.13 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.


                  [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Agreement has been executed by each of the parties as of the date first set forth above.

                              COMPANY:

                              FRANKLIN STREET PROPERTIES CORP.


                              By: /s/ George J. Carter
                                  --------------------
                                  Name: George J. Carter
                                  Title: President and Chief Executive Officer

                              TARGET REITS:

                              FSP FOREST PARK IV CORP.


                              By: /s/ George J. Carter
                                  --------------------
                                  Name: George J. Carter
                                  Title: President

                              FSP GAEL APARTMENTS CORP.


                              By: /s/ George J. Carter
                                  --------------------
                                  Name: George J. Carter
                                  Title: President

                              FSP GOLDENTOP TECHNOLOGY CENTER CORP.


                              By: /s/ George J. Carter
                                  --------------------
                                  Name: George J. Carter
                                  Title: President

                              FSP CENTENNIAL TECHNOLOGY CENTER CORP.


                              By: /s/ George J. Carter
                                  --------------------
                                  Name: George J. Carter
                                  Title: President

                              FSP MEADOW POINT CORP.


                              By: /s/ George J. Carter
                                  --------------------
                                  Name: George J. Carter
                                  Title: President

                              FSP TIMBERLAKE CORP.


                              By: /s/ George J. Carter
                                  --------------------
                                  Name: George J. Carter
                                  Title: President

                              FSP FEDERAL WAY CORP.


                              By: /s/ George J. Carter
                                  --------------------
                                  Name: George J. Carter
                                  Title: President

                              FSP FAIR LAKES CORP.


                              By: /s/ George J. Carter
                                  --------------------
                                  Name: George J. Carter
                                  Title: President

                              FSP NORTHWEST POINT CORP.


                              By: /s/ George J. Carter
                                  --------------------
                                  Name: George J. Carter
                                  Title: President

                              FSP TIMBERLAKE EAST CORP.


                              By: /s/ George J. Carter
                                  --------------------
                                  Name: George J. Carter
                                  Title: President

                              FSP MERRYWOOD APARTMENTS CORP.


                              By: /s/ George J. Carter
                                  --------------------
                                  Name: George J. Carter
                                  Title: President

                              FSP PLAZA RIDGE I CORP.


                              By: /s/ George J. Carter
                                  --------------------
                                  Name: George J. Carter
                                  Title: President

                              FSP PARK TEN CORP.


                              By: /s/ George J. Carter
                                  --------------------
                                  Name: George J. Carter
                                  Title: President

                                                                      APPENDIX B

                                GLOSSARY OF TERMS

      Certain capitalized terms used in this Proxy Statement have the following meanings unless the context otherwise requires:

      "ADA" - the Americans With Disabilities Act and the regulations, rules and orders that may be issued thereunder.

      "A.G. Edwards" - A. G. Edwards, Inc.

      "Appraisals" - the appraisals by third-party independent appraisers of the real estate owned by each Target REIT.

      "Appraisers" - Abbot & Associates, Inc.; D.F. Davis Real Estate, Inc.; Dinan Real Estate Advisors, Inc.; Dyco Real Estate, Inc.; Fortenberry Lambert, Inc.; Integra Realty Resources; Patrick O'Connor & Associates, L.P.; The Robert Paul Jones Company, Ltd.; and Shorett KMS Valuation Adivsory Group.

      "CAD" - cash available for distribution; FSP Corp. defines CAD as: net income as computed in accordance with GAAP (i) plus certain non-cash items included in the computation of net income (depreciation and amortization, certain non-cash compensation expenses and straight line rent adjustments) investment services proceeds received from controlled partnerships, the net proceeds from the sale of land, (ii) less purchases of property and equipment ("Capital Expenditures") and payments for deferred leasing commissions, (iii) plus proceeds from cash reserves established at the acquisition date of the property. Depreciation and amortization, non-cash compensation and straight line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures, payments of deferred leasing commissions and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income.

      "Centennial"- FSP Centennial Technology Center Corp., a real estate investment trust and Delaware corporation.

      "Combined Company" - FSP Corp., its subsidiaries and the Target REITs, after giving effect to the consummation of the Mergers.

      "Commission" - the Securities and Exchange Commission.

      "Conversion" - the merger, on January 1, 2002, of FSP Partnership with and into FSP Corp., with FSP Corp. being the surviving entity.


      "Effective Date" - the effective date of the Mergers, which is expected to be on or about May 1, 2003.


      "Equity Securities" - FSP Common Stock and Preferred Stock.

      "Exchange Act" - Securities Exchange Act of 1934, as amended.

      "Fair Lakes" - FSP Fair Lakes Corp., a real estate investment trust and Delaware corporation.

      "FASB" - the Financial Accounting Standards Board.

      "Federal Way" - FSP Federal Way Corp., a real estate investment trust and Delaware corporation.

      "Forest Park" - FSP Forest Park IV Corp., a real estate investment trust and Delaware corporation.

      "FSP Board" - the Board of Directors of FSP Corp.

      "FSP Common Stock" - the common stock of FSP Corp., $0.0001 par value per share.

      "FSP Corp." - Franklin Street Properties Corp., a Maryland corporation.

      "FSP Corp.'s properties" - the real properties owned by the 17 Sponsored Partnerships, all of which FSP Corp. now wholly owns, directly and indirectly.

      "FSP General Partner" - FSP General partner LLC, a Massachusetts limited liability company.

      "FSP Holdings" - FSP Holdings LLC, a Delaware limited liability company.

      "FSP Investments" - FSP Investments LLC, a Massachusetts limited liability company.

      "FSP Partnership" - Franklin Street Partners Limited Partnership, a Massachusetts limited partnership.

      "FSP Property Management" - FSP Property Management LLC, a Massachusetts limited liability company.

      "FSP Stockholders" - the stockholders of FSP Corp.

      "FSP Unit" - units of limited partnership interest in FSP Partnership.

      "GAAP" - generally accepted accounting principles.

      "Goldentop" - FSP Golden Technology Center Corp., a real estate investment trust and Delaware corporation.

      "Meadow Point" - FSP Meadow Point Corp., a real estate investment trust and Delaware corporation.

      "Meeting" - the Special Meeting of Stockholders of FSP Corp. to be held on April [24], 2003.


      "Merger Agreement" - the agreement and plan of merger, dated January 14, 2003, entered into between FSP Corp. and the Target REITs.

      "Merger Consideration" - the approximate 25,000,091 shares of FSP Common Stock to be issued in connection with the Mergers.

      "Mergers" - the acquisition, by merger, of each Target REIT by FSP Corp.

      "Merrywood" - FSP Merrywood Apartments Corp., a real estate investment trust and Delaware corporation.

      "MGCL" - the Maryland General Corporation Law.

      "Named Executive Officers" - George J. Carter, President and Chief Executive Officer of FSP Corp., Richard R. Norris, Executive Vice President of FSP Corp., R. Scott MacPhee, Executive Vice President of FSP Corp., William W. Gribbell, Executive Vice President of FSP Corp. and Barbara J. Corinha, Vice President, Chief Operating Officer, Treasurer and Secretary of FSP Corp.

      "Northwest Point" - FSP Northwest Point Corp., a real estate investment trust and Delaware corporation.

      "Ownership Limit" - 9.8% of the number of shares or value of the outstanding Equity Securities.

      "Park Ten" - FSP Park Ten Corp., a real estate investment trust and Delaware corporation.

      "Plaza Ridge I" - FSP Plaza Ridge I Corp., a real estate investment trust and Delaware corporation.

      "Preferred Stock" - the preferred stock of FSP Corp., $0.0001 par value per share.

      "Prior Entities" - four Sponsored Partnerships, each of which had been organized by the executive officers of the general partner of the FSP Partnership prior to the formation of the FSP Partnership while they were employed by another entity.

      "SARs" - stock appreciation rights.

      "Securities Act" - Securities Act of 1933, as amended.

      "SFAS" - Statement of Financial Accounting Standards.

      "Sponsored Entities" - investment vehicles organized by FSP Investments, which are typically syndicated through private placements exempt from registration under the Securities Act of 1933.

      "Sponsored Partnerships" - Sponsored Entities organized as limited partnerships.

      "Sponsored REITs" - Sponsored Entities organized as corporations intended to qualify for federal income tax purposes as real estate investment trusts, including the Target REITs.

      "Target Boards" - the boards of directors of the Target REITs, collectively.

      "Target REITs" - 13 real estate investment trusts, consisting of Forest Park, The Gael, Goldentop, Centennial, Meadow Point, Timberlake, Federal Way, Fair Lakes, Northwest Point, Timberlake East, Merrywood, Plaza Ridge I and Park Ten.

      "Target REIT Stockholders" - the holders of the Target Stock.

      "Target Stock"- preferred stock of the Target REITs.

      "The Gael" - FSP Gael Apartments Corp., a real estate investment trust and Delaware corporation.

      "Timberlake" - FSP Timberlake Corp., a real estate investment trust and Delaware corporation.

      "Timberlake East" - FSP Timberlake East Corp., a real estate investment trust and Delaware corporation.


      "Valuation Overview" - The summary of forecasts used by FSP Corp.'s management to determine a range of estimated hypothetical values of FSP Corp. prior to the Mergers and of the Combind Company following the consummation of the Mergers. The Valuation Overview is attached as Appendix D to this Proxy Statement.

                                                                      APPENDIX C

[LETTERHEAD OF A.G. EDWARDS & SONS, INC.]

                                 October 1, 2002

The Board of Directors
Franklin Street Properties Corp.
401 Edgewater Place
Wakefield, MA 01880

Ladies and Gentlemen:

In accordance with our arrangement, we have reviewed the reasonableness of the methodology ("Methodology") used in estimating a hypothetical range of values for Franklin Street Properties Corp. ("FSP Corp." or the "Company") both prior to and after giving effect to the possible acquisition by merger (the "Mergers") to FSP Corp. of FSP Forest Park IV Corp., FSP Gael Apartments Corp., FSP Goldentop Technology Center Corp., FSP Centennial Technology Center Corp., FSP Meadow Point Corp., FSP Timberlake Corp., FSP Federal Way Corp., FSP Fair Lakes Corp., FSP Northwest Point Corp., FSP Timberlake East Corp., FSP Merrywood Apartments Corp., FSP Plaza Ridge I Corp. and FSP Park Ten Corp (collectively, the "Target REITs"). The range of values is hypothetical in that it is prospective and is limited to information available as of the date of this report. Any values computed herein are based on economic, market, geopolitical and company specific data as of September 10, 2002. Any changes in any one of these items subsequent to September 10, 2002 could materially impact any conclusion derived from utilizing any unadjusted Methodology. We understand that the purpose of FSP Corp.'s determination of the range of values is to assist the shareholders in their review of a potential Agreement and Plan of Merger (the "Merger Agreement") by and among FSP Corp. and the Target REITs and the issuance of common stock in FSP Corp. to existing shareholders of the Target REITs. We further understand that the Transaction is expected to be consummated on or about April 1, 2003.

A.G. Edwards & Sons, Inc. ("Edwards"), as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate or other purposes. The Company has agreed to indemnify Edwards for certain liabilities that may arise out of the rendering of this report and any related activities as advisor to the Board of Directors. Edwards has also performed and may continue to perform certain investment banking services for the Company. Edwards is not aware of any present or contemplated relationship between Edwards and the Company or any of the Company's affiliates, directors, officers or shareholders or between Edwards and the Target REITs, their respective affiliates, directors, officers or shareholders, which in our opinion would affect our ability to render fair and independent advice in this matter.

In connection with this report, Edwards has reviewed and considered such financial and other matters as we have deemed relevant, including, among other things: financial projections of FSP Corp. and the Target REITs, publicly traded REITs, attributes of the Company both positive and

The Board of Directors
Franklin Street Properties Corp.
October 1, 2002
Page 2


negative as well as other financial studies and analyses related to general economic, market and monetary conditions and such other studies and analyses that Edwards considered appropriate.

In preparing its report, Edwards has assumed and relied upon, without independent verification, the accuracy and completeness of all financial and other information publicly available or that was supplied or otherwise made available to it by the Company and its representatives. Edwards has not been engaged to, and therefore it has not, verified the accuracy or completeness of any of such information. Edwards has relied upon the assurances of the management of the Company that they are not aware of any facts that would make such information materially inaccurate or misleading. Edwards has been informed and assumed that the financial projections supplied to, discussed with or otherwise made available to it reflect the best currently available estimates and judgment of the management of the Company as to the expected future financial performance of the Company and the Target REITs, in each case on a stand-alone basis and after giving effect to the Mergers. Edwards has not independently verified such information or assumptions, nor does it express any opinion with respect thereto. Edwards has not made any independent valuation or appraisal of the assets or liabilities of the Company or the Target REITs, nor has it been furnished with any such appraisals. Edwards also did not independently attempt to assess or value any intangible assets (including goodwill) nor did it make any independent assumptions with respect to their application in the Mergers. Edwards understands that with respect to all legal and tax matters you have been advised by various legal and tax advisors to the Board of Directors. Edwards has assumed that no legal or regulatory changes that occur after the date hereof will have a material impact on the Company's operations, financial condition and future prospects.

In performing its analysis, Edwards made numerous assumptions with respect to interest rates, dividend rates, market conditions, general business conditions, local and national real estate conditions, economic conditions and government regulations, all as of September 10, 2002, which are beyond the control of the Company and the Target REITs. The analysis performed by Edwards is not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analysis. Such analysis was prepared solely as part of Edwards' analysis of the reasonableness of the Methodology.

For the purposes of rendering its report, Edwards has assumed in all respects material to its analysis that the representations and warranties of each party contained in the Merger Agreement are true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the Merger Agreement and that all conditions to the consummation of the Transaction will be satisfied without any modification or waiver thereof. Edwards has also assumed that all governmental, regulatory and other consents and approvals contemplated by the Merger Agreement will be obtained and that in the course of obtaining any of those consents, no restrictions will be imposed or waivers made that would have an adverse effect on the contemplated Mergers.

The Board of Directors
Franklin Street Properties Corp.
October 1, 2002
Page 3


Edwards was not engaged to render, and its advice to you will not constitute, nor is it expressing: (i) an independent valuation opinion or appraisal report (as defined in ASA Business Valuation Standards (revised January, 1995)) of the Company or the Target REITs or (ii) an opinion as to the fairness (a fairness opinion) of the consideration offered in the Mergers to the shareholders of the Company or the Target REITs. In preparing either a valuation opinion or appraisal or in rendering a fairness opinion, certain additional extrinsic analyses, tasks and judgments necessarily must be undertaken and completed. Such analyses may include, but would not be limited to, the following: (1) review of appraisals, prepared by independent appraisers, of each real property asset owned by the Company and each of the Target REITs; (2) site inspections of all owned properties to be contributed to the parent; (3) analyses of present national and local economic conditions; (4) market analysis for properties held in the Target REITs; (5) detailed due diligence on past results, current operations, and future prospects of the business; (6) analysis of terms and conditions on past sales of interests in the business enterprise and each of the Target REITs; (7) a search and review of sales of similar businesses or interests therein, whether closely-held or publicly-held; (8) random interviews with key investors; (9) additional comparable company analysis; (10) discounted cash flow analysis; (11) pro forma combination analysis; (12) analysis of synergies; and (13) contribution analysis. Had such analyses and tasks been undertaken and completed, they may or may not have results similar to the results from the Methodology. We have not been requested by you to undertake, nor have we undertaken, any of these foregoing analyses. In addition, we do not express any qualitative assessment of the Methodology compared to other methodologies that might be used to value the Company or the Target REITs, nor does this report address the merits of the underlying decision by the Company to engage in the Mergers.

In rendering its report, Edwards assumed that (a) the Mergers will be accounted for in accordance with U.S. Generally Accepted Accounting Principles and (b) the Mergers will be consummated on the terms contained in the Merger Agreement without any waiver or modification of any material terms or conditions by the parties.

Edwards' report is necessarily based on economic, market and other conditions as in effect on, and the information made available to it, as of September 10, 2002. Edwards' opinion as expressed herein, in any event, is limited to the reasonableness of the Methodology. It should be understood that, although subsequent developments may affect Edwards' opinion, Edwards does not have any obligation to update, revise or reaffirm its opinion and it expressly disclaims any responsibility to do so.


This letter does not constitute a recommendation as to how any member of the Board or shareholder should vote with respect to the Transaction. This opinion may not be reproduced, summarized, described, characterized, excerpted from, referred to or given to any other person for any purpose without Edwards' prior written consent, except that this opinion may be included in its entirety and the procedures followed in rendering this opinion may be summarized (subject to the review

The Board of Directors
Franklin Street Properties Corp.
October 1, 2002
Page 4


and approval thereof by Edwards and its counsel) in a proxy statement to be distributed to the shareholders of the Company and each of the Target REITs regarding the Mergers.

The Methodology, attached as Exhibit A and included in the Proxy Statement as Appendix D, which we have been asked to review, is principally based on two assumptions: (1) applying a range of valuation multiples of national, publicly traded REITs in sectors in which the Company has operations ("Public Company Multiples") and (2) applying a discount factor for lack of marketability of the Company's shares (the "Lack of Marketability Discount"). Edwards provided the Company a summary of Public Company Multiples attached hereto as Exhibit B, as well as a summary of various factors Edwards recommended the Board consider when evaluating the appropriateness of such multiples attached hereto as Exhibit C. Additionally, Edwards provided the Board a summary of the relevant factors, attached as Exhibit D, to consider when determining an appropriate Lack of Marketability Discount. Exhibits B, Exhibit C and Exhibit D were performed by Edwards solely to evaluate the Company's Methodology for purposes of rendering this report.

Subject to the foregoing and on the basis of the information that we gained in the course of the performance of the services described herein, nothing that came to our attention in the course of our review has caused us to believe that the Methodology used to derive the range of values is unreasonable. We appreciate the opportunity to be of service to Franklin Street Properties Corp. in this matter, and look forward to working with you again in the future.


                                    Sincerely,

                                    A.G. EDWARDS & SONS, INC.


                                    By:  /s/ John M. Moriarty
                                         -----------------------------
                                         John M. Moriarty
                                         Managing Director - Investment Banking


                                    By:  /s/ Michelle C. Matava
                                         -----------------------------
                                         Michelle C. Matava
                                         Vice President - Investment Banking

                                                                       Exhibit A

                        Franklin Street Properties Corp.
                               Valuation Overview

------------------------------------------------------------------------------------------------------------------------------------
                                                      9/10/2002 Without Merger

------------------------------------------------------------------------------------------------------------------------------------
Enterprise Value                                          Low                              Mean                             High
--------------------------------   -----------------------------     -----------------------------    ------------------------------

CAD                                                   32,242,000                        32,242,000                       32,242,000
Less: Interest Income on
  Excess Cash (a)                                       (270,000)                         (270,000)                        (270,000)
                                                     -----------                       -----------                     -------------
Adjusted CAD                                          31,972,000                        31,972,000                       31,972,000
CAD Multiple                                               11.0x                             12.0x                            13.3x
                                                     -----------                       -----------                     -------------
Sub-Total                                            351,692,000                       383,664,000                      425,227,600
Plus: Excess Cash                                     13,500,000                        13,500,000                       13,500,000
                                                     -----------                       -----------                     -------------
Enterprise Value                                     365,192,000                       397,164,000                      438,727,600
                                                     ===========                       ===========                     =============

Marketability Discount             10% Discount      5% Discount     10% Discount      5% Discount    10% Discount     5% Discount
--------------------------------   ------------      -----------     ------------      -----------    ------------     -------------

Discount                           (36,519,200)      (18,259,600)    (39,716,400)      (19,858,200)   (43,872,760)      (21,936,380)
                                   ------------      -----------     ------------      -----------    ------------     -------------
Fair Market Value                  328,672,800       346,932,400     357,447,600       377,305,800    394,854,840       416,791,220

Fair Market Value Per Share
--------------------------------

Shares Outstanding                                    24,630,247                        24,630,247                       24,630,247
Fair Market Value / Share               $13.34            $14.09          $14.51            $15.32         $16.03            $16.92

Estimated Valuation Range / Share                                          $13.34 - $16.92
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   9/10/2002 Pro Forma for Merger

------------------------------------------------------------------------------------------------------------------------------------
Enterprise Value                                          Low                              Mean                             High
--------------------------------   -----------------------------     -----------------------------    ------------------------------

CAD                                                   63,047,000                        63,047,000                       63,047,000
Less: Interest Income on
  Excess Cash (b)                                       (520,000)                         (520,000)                        (520,000)
                                                     -----------                       -----------                     -------------
Adjusted CAD                                          62,527,000                        62,527,000                       62,527,000
CAD Multiple                                               11.0x                             12.0x                            13.3x
                                                     -----------                       -----------                     -------------
Sub-Total                                            687,797,000                       750,324,000                      831,609,100
Plus:  Excess Cash                                    26,000,000                        26,000,000                       26,000,000
                                                     -----------                       -----------                     -------------
Enterprise Value                                     713,797,000                       776,324,000                      857,609,100

Marketability Discount             10% Discount    5% Discount      10% Discount     5% Discount     10% Discount     5% Discount

Discount                           (71,379,700)      (35,689,850)    (77,632,400)      (38,816,200)   (85,760,910)      (42,880,455)
                                   ------------      -----------     ------------      -----------    ------------     -------------
Fair Market Value                  642,417,300       678,107,150     698,691,600       737,507,800    771,848,190       814,728,645

Estimated Valuation Range                                            $642,417,300 - $814,728,645
------------------------------------------------------------------------------------------------------------------------------------

Notes
--------------------------------

(a) FSP Corp. has excess cash reserves of $13.5 million earning 2% annually
(b) FSP Corp. and the Target REITs have combined excess cash reserves of $26.0 million earning 2% annually

                                                                       Exhibit B

Public Company

Cash Available for Distribution ("CAD") Multiples
As of September 10, 2002

---------------------------------------------------
                                Current Price To
                               ===================
Company                            '02E      '03E
Name                                CAD       CAD
---------------------------------------------------

Apartments

Archstone-Smith Trust             13.5x     12.6x
AvalonBay Communities             12.1x     11.4x
Equity Residential Properties     12.5x     11.5x

---------------------------------------------------
Mean                              12.7x     11.8x
Median                            12.5x     11.5x
===================================================

Office

Boston Properties                 13.6x     12.0x
CarrAmerica Realty Corp.          10.8x     10.6x
Equity Office Properties          10.6x     10.4x

---------------------------------------------------
Mean                              11.7x     11.0x
Median                            10.8x     10.6x
===================================================

Industrial

AMB Property                      16.5x     15.6x
PS Business Parks                 11.7x     10.8x
ProLogis Trust                    14.5x     13.4x

---------------------------------------------------
Mean                              14.2x     13.3x
Median                            14.5x     13.4x
===================================================

Office/Industrial

Duke Realty Corp.                 12.7x     12.9x
Liberty Property Trust            11.1x     10.1x

---------------------------------------------------
Mean                              11.9x     11.5x
Median                            11.9x     11.5x
===================================================

---------------------------------------------------
Overall Mean                      12.7x     12.0x
Overall Median                    12.5x     11.5x
===================================================

Notes

CAD figures per A.G. Edwards' Securities Research where available, otherwise per Realty Stock Review

                                                                       Exhibit C

                            MARKET MULTIPLE ANALYSIS

The Company's Methodology, as found in Exhibit A, uses a mean next fiscal year Price/Cash Available for Distribution ("CAD") multiple of approximately 12.0x and a range of mean Price/CAD multiples of 11.0x to 13.3x.

A.G. Edwards provided FSP Corp. Price/CAD multiples for several national, publicly traded REITs in sectors in which FSP Corp. has operations as found in Exhibit B. The sectors provided were based on the property holdings of FSP Corp. and include the Apartment, Industrial, Office and Office/Industrial sectors. The public market's CAD multiples for these REIT sectors range from a mean of 11.0x for the Office sector to a mean of 13.3x for the Industrial sector. A combination of the Apartment, Office, Industrial and Office/Industrial sectors yields a mean CAD multiple of 12.0x. However, the above multiple assumes the Company's shares would be publicly traded based on CAD without taking into consideration adjustments, whether positive or negative, for FSP Corp. specific factors, relative to the selected REITs, which would impact the Company's valuation. Below are several factors that Edwards recommends FSP Corp.'s Board consider when arriving at an adjusted CAD multiple for use in the Company's Methodology.

Quantitative Factors

o Size. The equity market capitalization of the Company is about average when compared to the broader real estate investment trust universe but smaller when compared to the selected REITs. Adjustment: Negative.

o Growth. The Company has experienced a decline in its growth rate yet the current and projected growth rates for FSP Corp., in today's weak economic environment, still remain above average. In the REIT industry as with other industries, there is a correlation between the implied future growth rate and the CAD multiple. Adjustment: Positive.

o     Liquidity. The Company has cash and cash reserves on the balance sheet.
      Adjustment: Positive.

o Leverage. The Company has no debt. This gives the Company flexibility versus other leveraged companies. Adjustment: Positive.

Qualitative Factors

o     Management. The Company appears to have an experienced management team.
      Adjustment: Positive.

o Diversification. The Company is diversified by both product type and by geography. This can be viewed both positively and negatively as the positive attributes of diversification across real estate markets in several different product types is offset by the negative attributes of investing throughout the country. Real estate is still a local business and Edwards believes that it is difficult to be an expert in each locale and across multiple product types. Adjustment: Neutral.

o Market Position/Share. The Company is a niche player and does not command a dominant position in any single market. Adjustment: Negative.

o Ability to Raise Growth Capital. FSP Corp. has a substantial investor base consisting of high-net-worth individuals. These investors have in the past committed significant equity capital during market downturns, when other sources of capital have been unavailable. FSP Corp. has consistently demonstrated the ability to retain its existing investor base with a significant number of repeat investors. FSP Corp. has also demonstrated its ability and desire to attract a substantial number of new investors by designating a portion of each deal to first-time investors and consistently filling that allocation with new investor's equity.
      Adjustment: Positive.

Based on the above factors, Edwards believes the Company's determination to use a range of CAD multiples of 11.0x to 13.3x is not unreasonable.

                                                                       Exhibit D

                         LACK OF MARKETABILITY DISCOUNT

Since FSP Corp. is not publicly traded and ownership is widely held, its shareholders have no immediate access to an active liquid market in which to dispose of their shares. Further, minority shareholders cannot force registration to provide marketability. Without market access, a shareholder's ability to control the timing of potential gains, to avoid losses and to minimize the opportunity costs associated with the inability to direct funds to more promising investments is impaired. However, in an attempt to increase shareholders' liquidity, the Company has instituted a redemption plan whereby shareholders are able, subject to available funds, to tender their shares once each year for 90% of the fair market value of the shares as determined by the Company. Outlined below, Edwards has summarized relevant factors that should be considered in determining the amount of any discount from a publicly traded security that may be afforded to FSP Corp.'s restricted securities to account for lack of a "ready market" and the degree of illiquidity.

o "Put" Rights. FSP Corp. has incorporated a put right feature into their investment structure. This right is a positive step in providing some liquidity to shareholders. Shareholders have the right to "put" their shares, once each year, to the Company for 90% of the fair market value of their shares as determined by the Company. While shareholders only have the ability to exercise this right infrequently and this right is subject to available funds and may only be exercised at a discount, the availability of this right is a positive relative to other private securities. Adjustment: Positive.

o Dividend Payments. Very high payout of Cash Available for Distribution (2003 estimated CAD payout ratio of 91.9%). Adjustment: Positive.

o Potential Buyers/Investors. Uncertainty exists regarding reception of the Company's business model in the public markets. Currently, the only potential buyer of an investor's shares is the Company. Adjustment:
      Negative.

o Size of Block of Minority Shares. The Company has small blocks of minority stock. Adjustment: Negative.

o Prospect of Public Offering or Sale of Company. The Company has indicated its intent to list shares on a national exchange and allow them to become publicly traded in the short to medium term assuming market reception.
      Adjustment: Positive.

o High Dividend. The Company has a track record of paying a very high dividend. Adjustment: Positive.

o Growth Prospects. While the Company's growth rate has moderated and the growth prospects for the broader real estate market have declined due to the economic slowdown, FSP Corp. has continued to achieve above average growth relative to other REITs. Adjustment: Positive.

o Degree of Control, Swing Value. The shares subject to the Company's Methodology are assumed to be minority shares and are widely held. Individual shares of the Company do not possess any attributes of control and are not distributed in such a way as to generate swing vote control (i.e. the ability to control decisions based on the ability to be the swing vote between two opposing sides). Adjustment: Negative.

o     Buy-Sell Agreements. None. Adjustment: Negative.

o Stock's Quality Grade. Good profitability and growth prospects with a core base of stable real estate revenues; average company size; no leverage.
      Adjustment: Positive.

o Prospects for the Company. The Company seems to have found a niche in the real estate market by syndicating unleveraged, single assets REIT shares. The Company is lead by an experienced management team and has a history of raising growth capital in both good and bad environments. Adjustment:
      Positive.

o Prospects for the Real Estate Industry. The real estate market appears to be as weak as is the overall economic environment. Adjustment: Negative.

o Prevailing Mood of Investing Public. The market for real estate securities has gained increasing attention and credibility among non-dedicated investors during the economic slowdown due to the sector's consistent growth in cash flows and dividends. The sector also posted total returns that outpaced the broader market in 2001 and has continued to do so in 2002. Adjustment: Positive.

A typical discount for the lack of marketability for a privately held company would be approximately 35%. However, when taking into account the factors discussed above, Edwards believes the Company's determination to use a lower discount is not unreasonable. These factors include the low leverage and thus higher quality income stream of FSP Corp., the redemption plan initiated by the Company providing shareholders limited liquidity for their shares, the potential liquidity event within the short to medium term and the high dividend payout ratio.

Based on the above factors, Edwards believes the Company's determination to use a lack of marketability discount of 5% to 10% of the Company's marketable minority equity value is not unreasonable.

                                                                      APPENDIX D

                        Franklin Street Properties Corp.
                               Valuation Overview

------------------------------------------------------------------------------------------------------------------------------------
                                                      9/10/2002 Without Merger

------------------------------------------------------------------------------------------------------------------------------------
Enterprise Value                                          Low                              Mean                             High
--------------------------------   -----------------------------     -----------------------------    ------------------------------

CAD                                                   32,242,000                        32,242,000                       32,242,000
Less: Interest Income on
  Excess Cash (a)                                       (270,000)                         (270,000)                        (270,000)
                                                     -----------                       -----------                     -------------
Adjusted CAD                                          31,972,000                        31,972,000                       31,972,000
CAD Multiple                                               11.0x                             12.0x                            13.3x
                                                     -----------                       -----------                     -------------
Sub-Total                                            351,692,000                       383,664,000                      425,227,600
Plus: Excess Cash                                     13,500,000                        13,500,000                       13,500,000
                                                     -----------                       -----------                     -------------
Enterprise Value                                     365,192,000                       397,164,000                      438,727,600
                                                     ===========                       ===========                     =============

Marketability Discount             10% Discount      5% Discount     10% Discount      5% Discount    10% Discount     5% Discount
--------------------------------   ------------      -----------     ------------      -----------    ------------     -------------

Discount                           (36,519,200)      (18,259,600)    (39,716,400)      (19,858,200)   (43,872,760)      (21,936,380)
                                   ------------      -----------     ------------      -----------    ------------     -------------
Fair Market Value                  328,672,800       346,932,400     357,447,600       377,305,800    394,854,840       416,791,220

Fair Market Value Per Share
--------------------------------

Shares Outstanding                                    24,630,247                        24,630,247                       24,630,247
Fair Market Value / Share               $13.34            $14.09          $14.51            $15.32         $16.03            $16.92

Estimated Valuation Range / Share                                          $13.34 - $16.92
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   9/10/2002 Pro Forma for Merger

------------------------------------------------------------------------------------------------------------------------------------
Enterprise Value                                          Low                              Mean                             High
--------------------------------   -----------------------------     -----------------------------    ------------------------------

CAD                                                   63,047,000                        63,047,000                       63,047,000
Less: Interest Income on
  Excess Cash (b)                                       (520,000)                         (520,000)                        (520,000)
                                                     -----------                       -----------                     -------------
Adjusted CAD                                          62,527,000                        62,527,000                       62,527,000
CAD Multiple                                               11.0x                             12.0x                            13.3x
                                                     -----------                       -----------                     -------------
Sub-Total                                            687,797,000                       750,324,000                      831,609,100
Plus:  Excess Cash                                    26,000,000                        26,000,000                       26,000,000
                                                     -----------                       -----------                     -------------
Enterprise Value                                     713,797,000                       776,324,000                      857,609,100

Marketability Discount             10% Discount    5% Discount      10% Discount     5% Discount     10% Discount     5% Discount

Discount                           (71,379,700)      (35,689,850)    (77,632,400)      (38,816,200)   (85,760,910)      (42,880,455)
                                   ------------      -----------     ------------      -----------    ------------     -------------
Fair Market Value                  642,417,300       678,107,150     698,691,600       737,507,800    771,848,190       814,728,645

Estimated Valuation Range                                            $642,417,300 - $814,728,645
------------------------------------------------------------------------------------------------------------------------------------

Notes
--------------------------------

(a) FSP Corp. has excess cash reserves of $13.5 million earning 2% annually
(b) FSP Corp. and the Target REITs have combined excess cash reserves of $26.0 million earning 2% annually

                                      PROXY

                        FRANKLIN STREET PROPERTIES, CORP.

                         SPECIAL MEETING OF STOCKHOLDERS


                                April [24], 2003


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


      The undersigned, revoking all prior proxies, hereby appoints George J. Carter and Barbara J. Corinha and each of them, with full power of substitution, as Proxies to represent and vote as designated hereon all shares of stock of Franklin Street Properties, Corp. (the "Company") which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of FSP Corp. to be held on Thursday, April [24], 2003, at [9:00] a.m., Boston time, at the offices of FSP Corp., 401 Edgewater Place, Suite 200, Wakefield, Massachusetts and at any adjournment thereof with respect to the matters set forth on the reverse side hereof.


                 PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY
                   IN THE ENCLOSED POST-PAID RETURN ENVELOPE.

---------------------                                        -------------------
    SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE      SEE REVERSE
       SIDE                           SIDE                          SIDE
---------------------                                        -------------------

-------------------------
      X    Please mark
           votes as in
           this example.
-------------------------

      IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS SET FORTH BELOW.


1.    Agreement and Plan of Merger, dated           FOR     AGAINST     ABSTAIN
      January 14, 2003, by and among FSP Corp.
      and 13 real estate investment trusts.         |_|       |_|         |_|


                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT. |_|

                           In their discretion, the Proxies are
                           authorized to vote upon such other
                           business as may properly come before the meeting or any adjournment thereof.

                           Please sign exactly as your name
                           appears hereon. If the stock is
                           registered in the names of two or
                           more persons, each should sign.
                           Executors, administrators, trustees,
                           guardians, attorneys and corporate
                           officers should add their titles.

Signature: _______________________ Date: ____________________

Signature: _______________________ Date: ____________________